                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06557

                                STI Classic Funds
               (Exact name of registrant as specified in charter)

BISYS Fund Services, 3435 Stelzer Road Columbus, Ohio                    43219
       (Address of principal executive offices)                       (Zip code)

           BISYS Fund Services, 3435 Stelzer Road Columbus, Ohio 43219
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 614-470-8000

Date of fiscal year end: 03/31

Date of reporting period: 03/31/06

ITEM 1. REPORTS TO STOCKHOLDERS.

                               2006 ANNUAL REPORT

                                  EQUITY FUNDS

                                                                  March 31, 2006

                               STI Classic Funds

TABLE OF CONTENTS

STI CLASSIC EQUITY FUNDS ANNUAL REPORT March 31, 2006

Letter to Shareholders ...................................................     1

MANAGEMENT DISCUSSION AND ANALYSIS

EQUITY FUNDS:
   Aggressive Growth Stock Fund ..........................................     3
   Capital Appreciation Fund .............................................     5
   Emerging Growth Stock Fund ............................................     7
   International Equity Fund .............................................     9
   International Equity Index Fund .......................................    11
   Large Cap Relative Value Fund .........................................    13
   Large Cap Value Equity Fund ...........................................    15
   Mid-Cap Equity Fund ...................................................    17
   Mid-Cap Value Equity Fund .............................................    19
   Quality Growth Stock Fund .............................................    21
   Small Cap Growth Stock Fund ...........................................    23
   Small Cap Value Equity Fund ...........................................    25
   Strategic Quantitative Equity Fund ....................................    27

ASSET ALLOCATION FUNDS:
   Balanced Fund .........................................................    29
   Life Vision Aggressive Growth Fund ....................................    31
   Life Vision Conservative Fund .........................................    33
   Life Vision Growth and Income Fund ....................................    35
   Life Vision Moderate Growth Fund ......................................    37

Schedules of Portfolio Investments .......................................    39
Statements of Assets and Liabilities .....................................    93
Statements of Operations .................................................    97
Statements of Changes in Net Assets ......................................   101
Financial Highlights .....................................................   115
Notes to Financial Statements ............................................   125
Report of Independent Registered Public Accounting Firm ..................   141
Trustees and Officers of the STI Classic Funds ...........................   142
Additional Information ...................................................   144

LETTER TO SHAREHOLDERS

March 31, 2006

Dear Valued STI Classic Funds Shareholder,

Another fiscal year has come to a successful close. The environment was challenging, and the path over the past 12 months was uneven, but both the economy and financial markets navigated the setbacks and emerged with positive results. The STI Classic Funds performed very well during these often trying times, with peer group outperformance by 27 stock and bond funds across a number of diverse styles and asset classes. This outperformance helped achieve competitive returns with well-diversified portfolios. We will highlight some key developments in the economy and financial markets, but would first like to thank you for your confidence and support in choosing the STI Classic Funds to help grow your investments. We greatly value the opportunity to serve you and continue to strive to meet your expectations every day.

The overall economic backdrop for the markets was positive despite natural, economic, and financial "headwinds." Real Gross Domestic Product(1) (GDP) grew 3.5% for the year ended March 2006, paced by strong double-digit gains in business capital spending. "Headline" inflation, as measured by the Consumer Price Index, increased 3.4% during the same period, which was 1% higher than in the previous fiscal year. Energy prices, as everyone is painfully aware, were largely responsible for the acceleration. However, if energy and food are taken out of the measure, as the Federal Reserve ("the Fed") prefers to do in setting monetary policy, the resulting core inflation rate was just 2.1%.

Unfortunately, the economy did not grow at an "average" pace for the entire year. The tragedies of hurricanes Katrina and Rita were a terrible blow in both sociological and economic terms. Though the storms occurred in the third quarter of 2005, the statistical impact of the devastation was concentrated in the fourth quarter, when growth slowed to an anemic 1.7%. The damage to the energy infrastructure from the storm helped drive prices sharply higher, draining discretionary dollars from consumer wallets and business bottom lines. Energy prices retreated somewhat during the fourth quarter, but then moved higher in the first quarter. Fed policy was another headwind for the economy. The central bank raised short-term interest rates fifteen consecutive times since June 2004, culminating in the 4.75% fed funds rate on March 31, 2006. During most of this time, the impact of the tightening was limited to short-term rates, but after the yield curve flattened at the end of 2005 (short and long rate roughly equal), long-term rates, such as home mortgage rates, also moved higher, making borrowing more expensive.

The continued growth in the economy, combined with reasonable valuations, helped equities move broadly higher during the fiscal year. The S&P 500 Index returned 11.72%, including dividends, during the 12 months ended March 31, 2006, compared with 6.69% in the previous year. Energy stocks, boosted by the increase in oil prices, out performed other major sectors in the index for the year. In addition, above average gains were posted in the financial, telecom, and technology sectors. Consumer stocks underperformed, reflecting the pressure on consumers as discussed earlier. The mix of sector performance did not overly benefit either the value or growth style for the year, except in small-caps, where growth outperformed value by four percentage points. Small-cap and mid-cap stocks performed very well over the past year, with a 25.85% gain in the Russell 2000(R) Index and a 21.54% rise in the Russell Midcap(R) Index. International stocks also performed very well, as evidenced by the 24.41% gain in the MSCI EAFE Index.

In the fixed-income markets, the yield on the 10-year Treasury note was relatively "range-bound" for much of the year, but continued pressure from short-term rate increases and higher energy prices, among other factors pushed the yield to 4.85% by March. As a result, bond returns, as measured by the Lehman Brothers Aggregate Bond Index, returned a positive, but below average, 2.26% for the year ended March 31. Higher quality bonds, such as Treasuries, tended to lag the overall investment-grade index. The standout performer in the fixed-income market was the High Yield sector, which returned 7.43% during the year.

The STI Classic Funds performed very well during this period, as 27 funds across a wide spectrum of investment styles generated above-average returns. These included large-cap growth and value, mid-cap, small-cap growth and value, short and intermediate-term bonds, high yield, and municipal bonds. Many of these funds were highlighted for their strong performance in publications such as the Wall Street Journal, Investor's Business Daily, and Kiplinger's Personal Finance. In addition to strong performance, we reduced the internal expense ratios on many of the funds to expressly benefit you, our valued shareholder.

Looking ahead, we expect continued economic growth, though the pace over the next year will likely be below that of the past year. This may allow the Fed to keep short-term rates steady for awhile as long as inflation remains contained. It promises to be quite a balancing act for new Fed Chairman Ben Bernanke! With growth likely to slow, interest rates relatively high as compared to the last few years, and elevated energy prices still a threat, our strategy is to emphasize quality company holdings that we believe are best able to weather a more challenging environment.

We close this letter with a special thanks to you, and also to Douglas Phillips, CFA, the founding president of Trusco Capital Management, who retired on December 31, 2005. Under Doug's outstanding leadership, the STI Classic Funds thrived even in the most challenging markets, to become one of the nation's leading mutual fund families. Of particular importance, we are most grateful to Doug Phillips for his strong sense of discipline, integrity, and commitment to the highest levels of client service. He will be missed, but his legacy will endure.

Sincerely,


/s/ David H. Eidson
-------------------------------------
David H. Eidson
Chairman and CEO


/s/ Robert J. Rhodes
-------------------------------------
Robert J. Rhodes, CFA
Executive Vice President

(1) The Gross Domestic Product ("GDP") is the monetary value of all the finished goods and services produced within a country's borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

AGGRESSIVE GROWTH STOCK FUND

PORTFOLIO MANAGER(S)

-    Nancy Zevenbergen, CFA

-    Brooke de Boutray, CFA

-    Leslie Tubbs, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Mid capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

The Aggressive Growth Stock Fund (I Shares) gained 23.77% for the 12 months ended March 31, 2006, ahead of the 14.40% return for the Russell 3000(R) Growth benchmark. Outperformance was due almost entirely to stock selection. Fund holdings in Information Technology, Consumer Discretionary and Healthcare sectors showed particular strength during the period. Concentrations in IT consulting/services and communications equipment industry groups led the IT sector; restaurants and retail-electronics drove consumer issues; and biotechnolgy was Healthcare's leading group. High absolute returns in lower weighted Telecommunication Services and Industrial sectors also contributed.(1)

While Energy garnered headlines and the highest absolute return for the benchmark, the Fund's lack of sector exposure did little to dampen performance. Losses in Consumer Staples and weaker relative returns in Financials tempered overall outperformance.(1)

WHAT FACTORS (INCLUDING MARKET AND ECONOMIC CONDITIONS) INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

Over 90% of the Fund's outperformance over the last year was due to favorable stock selection, with half of the top-ten-weighted securities leading aggregate contributors. Shares of Gilead Sciences, Inc. (biotechnology), Cognizant Technology Solutions Corporation (IT consulting/services), QUALCOMM Incorporated (communications equipment), Starbucks Corporation (restaurants) and NII Holdings, Inc. (wireless telecom) performed particularly well. Yet, many holdings outside the top-ten also bolstered Fund performance including Broadcom Corporation (semiconductors), BlackRock, Inc. (asset management), and Celgene Corporation (biotechnology).(1)

Internet issues produced lackluster returns during the period. Positions in eBay Inc. and Yahoo! Inc. produced aggregate losses, and were the largest detractors among top holdings.(1)

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

We firmly believe that adhering to our investment process and philosophy through all market environments is critical for achieving superior long-term returns. Though our aggressive growth equity style may be out of favor during specific market cycles, we remain steadfast in our commitment to provide a Fund with companies exhibiting faster, sustainable growth characteristics and leading in the development and delivery of innovative products and services. Though our active investment style and concentrated Fund holdings can lead to more volatile performance over short time periods, focusing on select companies positioned in industries exhibiting leadership and secular growth profiles, we believe, should lead to stocks appreciating more than the benchmark over the long-term.(1)

(1)  Portfolio composition subject to change

                                                    AGGRESSIVE GROWTH STOCK FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                               (PERFORMANCE GRAPH)

               Aggressive
              Growth Stock    Russell 3000(R)
            Fund (I Shares)     Growth Index
            ---------------   ---------------
2/23/2004        10000             10000
                  9880              9832
                 10180             10009
                  9460              9479
    12/04        10700             10394
                  9890              9945
                 10191             10199
                 10751             10628
    12/05        11461             10932
     3/06        12241             11377

This chart assumes an initial hypothetical investment of $10,000 made on 2/23/04. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Russell 3000(R) Growth index which measures the performance of those companies found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indices. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                      AVERAGE ANNUAL TOTAL
                                                   RETURNS AS OF 3/31/06 (%)
                                                   -------------------------
AGGRESSIVE GROWTH STOCK FUND      INCEPTION DATE    1 YEAR   SINCE INCEPTION
----------------------------      --------------   -------   ---------------
A SHARES   WITHOUT SALES CHARGE      02/23/04       23.58          9.75
           WITH SALES CHARGE*                       16.48          6.70

C SHARES   WITHOUT CDSC              02/23/04       22.70          9.06
           WITH CDSC*                               21.70          9.06

I SHARES                             02/23/04       23.77         10.10

RUSSELL 3000(R) GROWTH INDEX                        14.40            --

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 5.75% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES AND T SHARES WERE RENAMED I SHARES.


                   SECTOR WEIGHTINGS (as of March 31, 2006)(1)
                      as a percentage of total investments

                                   (PIE CHART)

Telecommunications Services    5.2%
Consumer Discretionary        22.6%
Consumer Staples               3.6%
Depositary Receipts            0.1%
Financials                     9.7%
Health Care                   16.8%
Information Technology        36.6%
Repurchase Agreements          4.7%
Software                       0.7%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

CAPITAL APPRECIATION FUND

PORTFOLIO MANAGER(S)

-    Robert J. Rhodes, CFA

-    Elizabeth G. Pola, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

The Capital Appreciation Fund (I Shares) gained 7.33% for the year ended March 31, 2006. This fell short of the 11.72% total return of the S&P 500 Index. While the first fiscal quarter, ended June 30, got off to a weak start, we believed the Fund was very well positioned with an excellent earnings growth profile in high-quality companies. Unfortunately, two major hurricanes during the September quarter created turmoil and uncertainty. Basically, higher growth companies and particularly anything associated with the consumer or technology got taken to the woodshed, while energy stocks soared. Investors grossly over estimated the longer-term impacts of the hurricanes, as is often the case when disaster events occur. Thus, we did not alter our strategy but held onto, and in some cases added to, consumer and technology holdings. This proved fortunate as energy shares actually had a short term relative price peak in mid-September. In the December quarter, our strategy paid off, with the Fund up 3.47% compared to 2.08% for the S&P 500. Energy and Utility stocks lagged badly, and Fund overweights in Consumer, Technology and Industrial were well rewarded. This good performance continued in the final (March) quarter with the Fund 4.41% (I Shares) versus 4.21% for the S&P 500. In summary, it really was a year of two distinct and contradictory halves. While the first six months were frustrating and disappointing, the Fund recovered smartly in the second half, with a return of 8.0%, well above the 6.4% of the benchmark.(1)

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

Also creating headwinds for the Fund's investment strategy during the year were several trends within the equity markets. We mentioned energy stocks; we reduced exposure to this sector too early, based on valuation concerns as well as a judgment about the price of the commodity being extended versus its normative trend. Global geopolitics and bad weather made that judgment incorrect. Another factor was the continued extraordinary performance of small and midcap stocks. For example, within the S&P 500 the largest decile of market caps rose only 3.5% for the 12 months ended March 31, 2006, while the rest of the S&P was up 15.5%. The Capital Appreciation Fund has been tilted modestly toward larger companies over the last year, on the basis of relative attraction. Also, higher quality stocks, as measured by the S&P common stock quality rank, continued to lag lowest quality shares. We have kept the Fund a little bit more biased toward high quality, believing that rising interest rates, slowing profits growth and high energy prices would eventually create stress for lower quality stocks.(1)

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

As we look ahead, we have positioned the Fund to potentially benefit from several rather obvious aspects of the current environment. First, it looks like a "classic" economic cycle, but with the added twist of high oil prices. That is, we expect consumer spending to be under pressure, while late-cycle capital spending will remain relatively strong. Second, smaller but in particular low-quality stocks are selling at significant valuation premiums, measured by price/earnings ratios(2), to large, stable, well-diversified, well-financed, high quality companies. Third, we expect a significant slowdown in corporate profits as 2006 progresses, which should add to the appeal of companies with the kind of stable or improving earnings growth emphasized in the Fund. Consequently, the Fund is aligned more with high quality, visible growth, and somewhat larger cap stocks. We are convinced this is the most appropriate strategy for the year ahead, and one which should prove rewarding to performance of the Fund. (1)

(1)  Portfolio composition subject to change

(2) The Price-to-Earnings Ratio (P/E) is the valuation ratio of a company's current share price compared to its per-share earnings.

                                                       CAPITAL APPRECIATION FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                              (PERFORMANCE GRAPH)

        Capital Appreciation Fund (I Shares)   S&P 500 Index
        ------------------------------------   -------------
 3/96                   10000                      10000
                        10526                      10451
                        10830                      10771
12/96                   11365                      11673
                        11628                      11978
                        13615                      14074
                        14525                      15132
12/97                   14903                      15567
                        16846                      17739
                        17474                      18325
                        15524                      16502
12/98                   19085                      20017
                        19443                      21014
                        21079                      22495
                        19097                      21091
12/99                   20937                      24229
                        21961                      24785
                        22176                      24126
                        22215                      23893
12/00                   21277                      22023
                        19357                      19412
                        20718                      20548
                        17614                      17532
12/01                   19896                      19406
                        19730                      19459
                        17309                      16852
                        14949                      13941
12/02                   15524                      15116
                        15191                      14640
                        16552                      16895
                        16764                      17342
12/03                   18398                      19454
                        18792                      19784
                        18898                      20123
                        18171                      19746
12/04                   19571                      21569
                        18797                      21105
                        18597                      21394
                        18674                      22165
12/05                   19322                      22628
 3/06                   20175                      23580

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/96. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the S&P 500 Index a market value-weighted index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                     AVERAGE ANNUAL TOTAL RETURNS AS
                                                             OF 3/31/06 (%)
                                                   ----------------------------------
CAPITAL APPRECIATION FUND         INCEPTION DATE   1 YEAR   3 YEAR   5 YEAR   10 YEAR
-------------------------         --------------   ------   ------   ------   -------
A SHARES   WITHOUT SALES CHARGE      06/09/92        6.97     9 25     0.21     6.61
           WITH SALES CHARGE*                        0.83     7.13    -0.97     5.98

C SHARES   WITHOUT CDSC              06/01/95        6.27     8.75    -0.25     6.10
           WITH CDSC*                                5.27     8.75    -0.25     6.10

I SHARES   WITHOUT LOAD              07/01/92        7.33     9.92     0.83     7.27

S&P 500 INDEX                                       11.72    17.21     3.97     8.95

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 5.75% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES AND T SHARES WERE RENAMED I SHARES.

                   SECTOR WEIGHTINGS (as of March 31, 2006)(1)
                      as a percentage of total investments

                                   (PIE CHART)

Consumer Discretionary        13.6%
Consumer staples               2.7%
Energy                         3.6%
Financials                    12.4%
Health Care                   11.6%
Industrials                   14.1%
Information Technology        18.1%
Materials                      1.0%
Telecommunications Services    1.7%
Short-Term Investments        19.0%
Repurchase Agreement           2.2%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

EMERGING GROWTH STOCK FUND

PORTFOLIO MANAGER(S)

-    Nancy Zevenbergen, CFA

-    Brooke de Boutray, CFA

-    Leslie Tubbs, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

The Emerging Growth Stock Fund (I Shares) gained 36.78% for the 12 months ended March 31, 2006, compared to a 22.68% return for the Russell Midcap(R) Growth benchmark. Select concentrations in Financials and Industrials led Fund stock selection as holdings in both sectors more than doubled benchmark counterparts. Although not an active Fund construction decisions, underweighting in Consumer Discretionary and overweighting in Telecommunication Services help to further Fund performance. Information Technology delivered the largest aggregate contribution due primarily to our significant sector exposure. Communication equipment and small-capitalization internet software/services produced the largest IT sector gains.(1)

While Energy garnered headlines and a high absolute return for the benchmark, the Fund's lack of exposure did little to dampen performance.(1)

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

Fund outperformance was led by favorable stock selection, with six of the top-ten-weighted securities leading aggregate contributors. Concentrated positions and stellar price gains for NII Holdings, Inc. (wireless telecom), AirTran Holdings, Inc. (airlines), F5 Networks, Inc. (communications equipment), aQuantive, Inc. (internet software/services), Euronet Worldwide, Inc. (data processing), and Psychiatric Solutions, Inc. (healthcare facilities) drove Fund outperformance. Other significant contributors included Varian Medical Systems, Inc. (healthcare equipment), Calamos Asset Management, Inc. (diversified financials), and The Corporate Executive Board Company (diversified commercial services).(1)

Fund challenges laid squarely in security-specific losses, most of which were sold during the period because of deteriorating fundamentals. Apple Computer, Inc. (computer hardware) was included among these losses. However, Apple was not sold due to failing fundamentals, but rather to maintain our commitment to the capitalization structure of the Fund.(1)

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

We firmly believe that adhering to our investment process and philosophy through all market environments is critical to achieving superior long-term returns. Though our aggressive growth equity style may be out of favor during specific market cycles, we remain steadfast in our commitment to provide a Fund with companies exhibiting faster, sustainable growth characteristics and leading in the development and delivery of innovative products and services. Though our active investment style and concentrated Fund holdings can lead to more volatile performance over short time periods, purchasing select companies, positioned in industries exhibiting leadership and secular growth, we believe, should lead to fund appreciation ahead of the benchmark over the long-term.(1)

(1)  Portfolio composition subject to change.

                                                      EMERGING GROWTH STOCK FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                               (PERFORMANCE GRAPH)

            Emerging
          Growth Stock    Russell Midcap
        Fund (I Shares)    Growth Index
        ---------------   --------------
 2/04        10000             10000
              9850              9981
              9820             10086
              8710              9649
12/04         9870             10994
              9380             10811
             10170             11182
             10610             11914
12/05        11370             12325
 3/06        12830             13262

This chart assumes an initial hypothetical investment of $10,000 made on 2/23/04. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Russell Midcap(R) Growth Index which measures the performance of those companies in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth index. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                      AVERAGE ANNUAL TOTAL
                                                   RETURNS AS OF 3/31/06 (%)
                                                   -------------------------
EMERGING GROWTH STOCK FUND        INCEPTION DATE    1 YEAR   SINCE INCEPTION
--------------------------        --------------   -------   ---------------
A SHARES   WITHOUT SALES CHARGE      02/23/04       36.30         12.17
           WITH SALES CHARGE*                       28.46          9.06

C SHARES   WITHOUT CDSC              02/27/04       35.52         10.91
           WITH CDSC*                               34.52         10.91

I SHARES                             02/23/04       36.78         12.59

RUSSELL MIDCAP(R) GROWTH INDEX                      22.68            --

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 5.75% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES AND T SHARES WERE RENAMED I SHARES.

                  SECTOR WEIGHTINGS (As of March 31, 2006) (1)
                      as a percentage of total investments

                                   (PIE CHART)

Consumer Discretionary        17.6%
Consumer Staples               3.2%
Financials                    14.9%
Health Care                   21.0%
Industrials                    8.0%
Information Technology        25.0%
Repurchase Agreements          1.5%
Telecommunications Services    8.8%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

INTERNATIONAL EQUITY FUND

PORTFOLIO MANAGER

-    Chad Deakins, CFA

INVESTMENT CONCERNS

International investing involves increased risk and volatility.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

The International Equity Fund returned 24.47% (I Shares) for the 12 months ended March, 31, 2006. The MSCI EAFE returned 24.41% during the same time frame. During the period the groups of stocks that contributed the most to the Index performance were Japanese Financials +59.6%, Japanese Materials +55.6%, U.K. Materials +50%, and Australian Materials +41%. Telecom stocks were the worst performers in most regions and Consumer Discretionary stocks were among the worst in most regions, except Japan where they were very strong.(1)

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

Stock selection was good in Japan and Continental Europe. In Japan the Fund held a few trading companies, Mitsubishi Corp. +77%, Sumitomo Corp. +68%, and Itochu Corp. +71%. These three companies benefited from high demand for commodities and the expanding global economy. Machinery stocks Komotsu +154%, and Kubota +103% also benefited the Fund as demand for Industrial and Construction Machinery was high.(1)

In Europe, Mergers & Acquisitions speculation along with a positive pricing environment helped Utilities stocks. Fortum +88%, EDP +46% and Endesa +47% were stocks the Fund held during the period. In Australia our main holding, Bluescope Steel, was off 18% while the rest of the materials group was up 50-60%. In the United Kingdom, Vodaphone, -18%, was one of our largest holdings and had disappointing guidance in the second half of '05.(1)

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

Smaller Cap issues now trade at a premium to large cap names. Small caps generally have higher growth rates and are more leveraged. As this cycle ages, factors like interest rates and inflation should begin to restrict growth. The smaller cap issues should be the first group to begin to struggle. Our process has historically been a large cap core process and we have struggled to keep up with the markets as the small cap issues have run. We think the small cap leadership is near an end which should benefit our style. With valuations compressed, meaning the spread from the most expensive to least expensive stocks being at historically low levels, the focus now must be on growth. Our focus is always a balance of both Growth and Value, but in this environment Growth is much more important. Compared to the U.S., the International markets continue to look attractive in terms of relative valuation comparisons.(1)

(1)  Portfolio composition subject to change.

                                                       INTERNATIONAL EQUITY FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                               (PERFORMANCE GRAPH)

        International Equity
           Fund (I Shares)     MSCI EAFE Index
        --------------------   ---------------
 3/96           10000               10000
                10551               10158
                10680               10145
12/96           11658               10307
                12132               10145
                13611               11462
                14331               11381
12/97           13214               10490
                15219               12033
                15387               12161
                12574               10432
12/98           14697               12588
                14719               12763
                15124               13087
                15179               13662
12/99           16089               15982
                15871               15965
                16717               15333
                15360               14096
12/00           15532               13718
                13713               11837
                13868               11714
                12302               10074
12/01           12781               10776
                12923               10881
                12598               10601
                10115                8509
12/02           10606                9059
                 9782                8315
                11616                9917
                12341               10723
12/03           14516               12554
                15093               13099
                14978               13127
                15093               13090
12/04           17277               15096
                17132               15071
                16870               14919
                18747               16467
12/05           19542               17139
 3/06           21324               18749

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/96. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Morgan Stanley Capital International, Europe, Australasia and Far East (MSCI EAFE Index) is a widely-recognized, market capitalization index that measures market equity performance based upon indices from 21 foreign and developed markets. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                       AVERAGE ANNUAL TOTAL RETURNS
                                                             AS OF 3/31/06 (%)
                                                    ----------------------------------
INTERNATIONAL EQUITY FUND         INCEPTION DATE+   1 YEAR   3 YEAR   5 YEAR   10 YEAR
-------------------------         ---------------   ------   ------   ------   -------
A SHARES   WITHOUT SALES CHARGE       01/02/96       24.15    29.16    8.83      7.47
           WITH SALES CHARGE*                        17.01    26.61    7.55      6.84

C SHARES   WITHOUT CDSC               01/02/96       23.34    28.37    8.09      6.74
           WITH CDSC*                                22.34    28.37    8.09      6.74

I SHARES                              01/31/95       24.47    29.66    9.23      7.87

MSCI EAFE INDEX                                      24.41    31.13    9.63      6.49

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 5.75% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES AND T SHARES WERE RENAMED I SHARES.

+ The performance quoted represents past performance of the SunTrust Bank's internally managed common trust fund, adjusted for fees and expenses for periods prior to December 1, 1995, and past performance of the I shares for the periods between December 1, 1995 and inception of the A and C shares on January 2, 1996. The common trust fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions which may have adversely affected performance.

                   SECTOR WEIGHTINGS (as of March 31, 2006)(1)
                      as a percentage of total investments

                                  (PIE CHART)

Consumer Discretionary       11.7%
Consumer Staples              4.8%
Energy                        6.3%
Financials                   26.9%
Health Care                   4.5%
Industrials                  10.0%
Information Technology        5.8%
Materials                     6.9%
Short-Term Investment        12.0%
Telecommunication Services    5.2%
Utilities                     5.9%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

INTERNATIONAL EQUITY INDEX FUND

PORTFOLIO MANAGER(S)

-    Chad Deakins, CFA

-    Andrew Atkins

INVESTMENT CONCERNS

International investing involves increased risk and volatility.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

The International Equity Index Fund performed well relative to its benchmark, the MSCI EAFE Index (GDP weighted), and was up over 25.06% (I Shares). The Fund generally tracks the benchmark very well and typically outperforms the price only version of the MSCI EAFE GDP by dividend yield of the Fund less expenses. For the 12 month period ended March 31, 2006, the Fund was up 25.06% and the MSCI EAFE GDP price only Index was up 23.14%.

International equity markets have performed very well relative to domestic U.S. markets over the past decade and the both the Fund and the Index that it tracks have outperformed the S&P 500 Index over the 1, 3, 5, and 7 year periods ended March 31, 2006. As the U.S. continues to decline as a percent of total world market value, we anticipate further opportunities for strong performance in International Equities.

                         ANNUALIZED TOTAL RETURN
                   FOR THE PERIOD ENDED MARCH 31, 2006
                   -----------------------------------
                    1 Year   3 Year   5 Year   7 Year
                    ------   ------   ------   ------
S&P 500 INDEX(1)    11.72%   17.22%    3.97%    1.66%

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

One of the primary factors affecting performance was simply the strength of international markets over the past year. The Fund holds equities of 22 countries. Twenty of those countries (or over 90% of the Fund's market value) outperformed the S&P 500 over the one year period.(2)

From a valuation perspective, lower P/E(3) stocks outperformed those with higher valuations and the Fund was more heavily weighted in lower value names than higher. The Fund (and the index it tracks) is heavily weighted in larger cap names which performed well over the past year.(2)

From a sector perspective, it is interesting to note that although Energy was very strong, it was only the eighth best sector internationally. Energy was the strongest sector domestically in the U.S. Sectors like Materials, Financials, Industrials and IT all handily outperformed Energy Internationally. This is an excellent reminder that international exposure can benefit well diversified portfolios(2).

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

This Fund will continue to mirror the MSCI EAFE Index (GDP Weighted) as closely as possible by employing a stratified sampling process. This is a process in which we first set the country weights of the portfolio equal to the country weights of the index. Then we set a bound of +/- 1% on the sector weights of each country portfolio relative to the sector weights of the respective country index. We strive to minimize turnover and prevent buying more liquidity than is available (bidding up the price).(2)

(1) The S&P 500 Index is a market value-weighted index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.

(2)  Portfolio composition subject to change.

(3) The Price-to-Earnings Ratio (P/E) is the valuation ratio of a company's current share price compared to its per-share earnings.

                                                 INTERNATIONAL EQUITY INDEX FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                              (PERFORMANCE GRAPH)

                           MSCI
        International     EAFE
            Equity         Index
            Index         (GDP
         (I Shares)     Weighted)
        -------------   ---------
 3/96       10000         10000
            10298         10203
            10205         10139
12/96       10407         10344
            10455         10377
            11693         11500
            12003         11575
12/97       11342         10794
            13333         12623
            13976         13076
            12161         11143
12/98       14747         13506
            15024         13741
            15667         14183
            16561         14917
12/99       19269         17489
            19154         17596
            18327         16805
            16763         15342
12/00       15982         14612
            14036         12831
            13842         12594
            11703         10628
12/01       12230         11213
            12334         11321
            12153         11092
             9658          8762
12/02       10210          9274
             9379          8499
            11262         10142
            12263         11062
12/03       14349         12983
            15033         13604
            15060         13515
            14928         13383
12/04       17371         15599
            17196         15442
            16902         15022
            18738         16636
12/05       19588         17338
 3/06       21506         19015

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/96. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Morgan Stanley Capital International, Europe, Australasia and Far East (MSCI EAFE Index- GDP Weighted) is a widely-recognized, market capitalization index that measures market equity performance based upon indices 21 foreign and developed counties. The country weighting of the Index is calculated using the gross domestic product of each of the various countries and then with respect of the market capitalization of the various companies operating in each country. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                 AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/06 (%)
                                                 ----------------------------------------------
INTERNATIONAL EQUITY FUND      INCEPTION DATE+         1 YEAR   3 YEAR   5 YEAR   10 YEAR
-------------------------      ---------------         ------   ------   ------   -------
A SHARES   WITHOUT SALES         06/06/94               24.74    31.29    8.45      7.50
           CHARGE WITH SALES                            17.61    28.75    7.16      6.86
           CHARGE*

C SHARES   WITHOUT CDSC          06/08/95               23.79    30.42    7.74      6.81
           WITH CDSC*                                   22.79    30.42    7.74      6.81

I SHARES                         06/06/94               25.06    31.87    8.91      7.96
                                                        23.14    30.79    8.19      6.64

MSCI EAFE INDEX (GDP WEIGHTED)

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 5.75% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES AND T SHARES WERE RENAMED I SHARES.

                    SECTOR WEIGHTINGS (as of March 31, 2006)(1)
                      as a percentage of total investments

                                   (PIE CHART)

Consumer Discretionary      10.5%
Consumer Staples             3.3%
Energy                       7.5%
Financials                  27.4%
Health Care                  7.3%
Industrials                 10.7%
Information Technology       4.5%
Materials                    7.5%
Short-Term Investment       12.1%
Telecommunication Services   4.6%
Utilities                    4.6%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

LARGE CAP RELATIVE VALUE FUND (FORMERLY GROWTH AND INCOME FUND)

PORTFOLIO MANAGER

-    Jeffrey E. Markunas, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

For the year ended March 31, 2006, the Large Cap Relative Value Fund (I Shares) returned 12.76%, slightly behind the primary benchmark Russell 1000(R) Value Index return of 13.31%. (Because the previous benchmark, the S&P Barra Value Index, will be discontinued on June 30, 2006, the Russell 1000(R) Value Index will be used henceforth.) The Fund performed better than the S&P 500 return of 11.72%.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The latest fiscal year evidenced a classic earnings-driven market environment with strong economic growth characterized by surging energy and commodities prices. These factors were extremely beneficial to technology, industrials, energy, telecommunications, and despite a steady rise in short term interest rates, to financials. These factors worked against consumer and non-cyclical sectors of the market, notably consumer spending, staples, healthcare, and utilities. This environment was quite positive for value-oriented and smaller company investing rather than for growth-oriented and larger company investing. Because the Fund entered 2005 with a pro-economic tilt, it was able to leverage these developments early in the year. However, the gradual reduction to this economic tilt in favor of select emerging valuation opportunities among underperforming sustainable growth stocks did start to impact Fund performance during the fourth fiscal quarter of the year. Fund overweightings in technology and industrials and underweightings in consumer spending and utilities helped results, while over weightings in staples and healthcare and underweightings in financials and energy detracted from results vs. the Russell 1000(R) Value Index. Stock selection was a plus during the June and December fiscal quarters, and suffered during the March 2006 fouth quarter as seasonal factors boosted the economy and the performance of the most economically-sensitive stocks. Overall for the year, stock selection in the energy and consumer spending sectors proved best, while selection in telecommunications, staples, and healthcare proved worst. This performance is hardly unusual as the Fund moves into new positions, typically on the early side, when the issue is out of favor with investors and susceptible to initial, short-term underperformance. Conversely, as our valuation discipline causes us to reduce or eliminate positions where the investment thesis and catalysts have been widely recognized and largely fulfilled, we become sellers into strength and momentum that can continue for awhile beyond our exit levels. Such was the case in the later part of fiscal 2006.(1)

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

Strong economic and corporate profit momentum underpinned healthy fiscal year results. A robust housing market and a resilient consumer carried the earlier part of the year, while a firming job market and accelerating capital spending maintained the momentum more recently. Investors embraced the notion of "stronger-longer" and seem increasingly convinced that economic momentum can carry the market again this year. While we must acknowledge that the durability and momentum of the economic and corporate profit cycles have exceeded our heretofore optimistic expectations, we nevertheless anticipate that slowbuilding headwinds will cause both cycles to decelerate in the year ahead, setting the stage for an undershoot to lofty consensus expectations in 2007. Therefore, we have been and are continuing to reshape the Fund for a "stronger but not too much longer" market environment, more through the specific issues held rather than through material sector weight adjustments. Also, we adhere to the belief that risk continues to be relatively underpriced and underappreciated across the equity market, and that more discrimination will emerge as economic momentum slows. Thus, better quality and more sustainable future growth when available at a discount in the market, is where the Fund has been tending to migrate. Finally, the tsunami of global liquidity should continue to influence and sustain a rabid merger and acquisition cycle, and could benefit the Fund and its disciplined investors who focus on undervalued companies with healthy and improving fundamentals.(1)

(1)  Portfolio composition subject to change.

                                                   LARGE CAP RELATIVE VALUE FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                              (PERFORMANCE GRAPH)

        Large Cap Relative
            Value Fund       S&P 500/BARRA                   Russell 1000
            (I Shares)        Value Index    S&P 500 Index    Value Index
        ------------------   -------------   -------------   ------------
 3/96          10000             10000           10000           10000
               10417             10205           10451           10172
               10601             10474           10771           10468
12/96          11349             11466           11673           11512
               11346             11668           11978           11807
               13319             13357           14074           13548
               14524             14581           15132           14897
12/97          14492             14904           15567           15563
               16324             16626           17739           17377
               16415             16713           18325           17455
               14714             14554           16502           15433
12/98          17129             17092           20017           17995
               17581             17579           21014           18253
               19314             19477           22495           20311
               17930             17680           21091           18322
12/99          19557             19266           24229           19317
               19756             19311           24785           19410
               19488             18482           24126           18500
               20471             20111           23893           19955
12/00          19837             20438           22023           20672
               18320             19104           19412           19462
               19217             19946           20548           20412
               17134             16714           17532           18177
12/01          18527             18045           19406           19517
               18878             18284           19459           20315
               16921             16338           16852           18585
               13800             12995           13941           15096
12/02          14888             14282           15116           16487
               14200             13495           14640           15685
               16370             16038           16895           18395
               16667             16445           17342           18775
12/03          19077             18822           19454           21439
               19655             19452           19784           22088
               19992             19607           20123           22282
               19835             19811           19746           22626
12/04          21791             21778           21569           24975
               22146             21249           21105           24996
               22465             21798           21394           25415
               23209             22548           22165           26402
12/05          23880             23158           22628           26736
 3/06          24971             24413           23580           28323

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/96. Total return is based on net change in N.A.V.(net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds has changed its standardized benchmark because the previous benchmark, the S&P 500/BARRA Value Index, will be discontinued on June 30, 2006, the Russell 1000(R) Value Index will be used henceforth Index. The Russell 1000(R) Value Index is comprised of the 1000 securities found in the Russell universe with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earning ratios, higher dividend yields, and lower forecasted growth values. Investors cannot invest directly in an index. The S&P 500/BARRA Value Index is comprised of securities in the S&P 500 Index that have lower price-to-book ratios. The S&P 500 is a market value-weighted index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The index is unmanaged and does not refect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                      AVERAGE ANNUAL TOTAL RETURNS
                                                            AS OF 3/31/06(%)
                                                   ----------------------------------
LARGE CAP RELATIVE VALUE FUND     INCEPTION DATE   1 YEAR   3 YEAR   5 YEAR   10 YEAR
-----------------------------     --------------   ------   ------   ------   -------
A SHARES   WITHOUT SALES CHARGE      05/07/93       12.50    20.46    6.18      9.44
           WITH SALES CHARGE*                        6.03    18.11    4.92      8.79

C SHARES   WITHOUT CDSC              04/05/95       11.69    19.57    5.39      8.63
           WITH CDSC*                               10.69    19.57    5.39      8.63

I SHARES                             09/26/92       12.76    20.70    6.39      9.58

RUSSELL 1000(R) VALUE INDEX                         13.31    21.77    7.79     10.97

S&P 500/BARRA VALUE INDEX                           14.89    21.85    5.03      9.34

S&P 500 INDEX                                       11.72    17.21    3.97      8.95

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 5.75% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES AND T SHARES WERE RENAMED I SHARES.

                   SECTOR WEIGHTINGS (as of March 31, 2006)(1)
                      as a percentage of total investments

                                  (PIE CHART)

Consumer Discretionary       7.6%
Consumer Staples             7.9%
Energy                       8.7%
Financials                  20.3%
Health Care                  8.9%
Industrials                  8.5%
Information Technology      10.2%
Materials                    2.3%
Money Market Funds           1.5%
Short-Term Investment       17.3%
Telecommunication Services   3.5%
Utiliites                    3.3%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

LARGE CAP VALUE EQUITY FUND (FORMERLY VALUE INCOME STOCK FUND)

PORTFOLIO MANAGER

-    Mills Riddick, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

For the 12 month period ended March 31, 2006, the Large Cap Value Equity Fund returned 11.93% (I Shares) versus 13.31% for the benchmark the Russell 1000(R) Value Index. The primary reason for the underperformance was the Fund's underweighting in the Financials sector including REITs. Financials were the largest contributor to performance for the year as investors anticipated the eventual end to Fed tightening and continued to be enamored with the real estate markets. Some other areas that hurt relative performance were our underweight in Metals and Mining, which performed magnificently due to robust global demand, in Oil Service stocks, which continue to benefit from increased capital spending by the oil majors and Tobacco stocks, which experienced good upside in light of improving legal conditions. This was partially offset by our large overweighting in Industrials which was the Fund's second largest contributor to performance.(1)

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

As previously noted the Fund was a major beneficiary of our large overweight in Industrial stocks. Rockwell Automation, MSC Industrial, Honeywell, Emerson Electric and Illinois Tool were all significant contributors primarily due to their strong earnings reports caused by good demand and substantial operating leverage. The Fund benefited as well from Financials positions like Bear Stearns, Bank of New York, J.P. Morgan and Merrill Lynch, which posted solid returns against the positive backdrop of good economic growth and a fairly benign inflationary environment. The Fund was hurt by some poor stock picks such as Gannett which suffered under the weight of an extremely poor advertising market and Mattel which was smothered by rapidly escalating raw materials costs and poor Barbie doll sales. Also, the Fund is still experiencing a negative quality bias that started in 2003 as lower quality stocks continue to outperform their higher quality counterparts. The Fund has roughly two-thirds of its positions in B+ or higher rated companies.(1)

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

The Fund's returns seemingly have turned the corner a bit, putting up better relative performance since October of last year. This is due to better stock selection and, at least in a small part, our focus on trying to get Energy and Utilities right this time, taking opportunities to add to these positions in sell-offs while trimming positions of cyclically leveraged raw materials users as they hit price targets. There are still significant arguments to be made for an economic slowdown, such as higher oil prices, Fed tightening, weaker housing and the inverted yield curve. The consumer seems to have stalled a bit under this weight but corporations are still chugging along. The market direction still remains inextricably tied to the Fed.(1)

The Fund is underweight Consumer Discretionary stocks because we are concerned about some potentially significant forces conspiring against the consumer over the near-term namely, more restrictive mortgage lending and high gasoline and heating oil prices. The Fund has a large position in Federated Dept Stores where there are ample other positive catalysts to pique our interest such asset sales and expense reduction. The Fund is overweight Consumer Staples with positions like Colgate and PepsiCo that exhibit not only strong financial characteristics but solid fundamentals as well. The Fund is underweight Energy but we are reassessing our normalized oil price forecast in light of ongoing market dynamics and we are prepared to add positions on a significant pullback. Currently the Fund owns integrated oil companies with significant refining assets such as Marathon Oil. We feel that the refining space has more upside given the very tight capacity outlook for the industry. The Fund is slightly overweight in Materials but has been trimming back some positions as they rally off their Q3 lows. We like stocks such as DuPont that have huge free cash flows, some pricing power and tremendous balance sheet flexibility to raise dividends and repurchase stock. The Fund is underweight Financials where we have sold most of the insurance and spread-based stocks due to price appreciation, but hold significant positions in capital market focused companies like Bear Stearns and Bank of New York that directly benefit from the heightened market activity. The Fund is overweight Industrials while maintaining an equal weight in Technology. Industrials we like exhibit strong balance sheets and good operating leverage like Illinois Tool. The Fund is overweight Healthcare. Pharmaceutical and hospital companies are attractive from a valuation standpoint and we are more confident that fundamentals have bottomed and will soon be turning more positive. The Fund is underweight Telecommunications and underweight Utilities but we will look for utility stock opportunities on price pullbacks. Given our ongoing reassessment of normalized oil and gas we would like to be more involved with companies that have good exposure to cheap sources of merchant generation if valuations make sense.(1)

We believe profit growth will continue to slow but stay positive. In this low growth environment, higher quality companies with well defined dividend policies should do well since dividend yield will become a more important source of total return. Also the valuation case for highquality stocks is quite compelling and they have historically performed well when the profit cycle is decelerating like that of today's market. These are the very stocks that are well represented in the Fund.(1)

(1)  Portfolio composition subject to change.

                                                     LARGE CAP VALUE EQUITY FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                              (PERFORMANCE GRAPH)

        Large Cap Value       S&P
          Equity Fund      500/BARRA    Russell 1000
           (I Shares)     Value Index    Value Index
        ---------------   -----------   ------------
 3/96        10000           10000          10000
             10377           10205          10172
             10706           10474          10468
12/96        11347           11466          11512
             11681           11668          11807
             13119           13357          13548
             14320           14581          14897
12/97        14420           14904          15563
             16150           16626          17377
             15543           16712          17455
             14063           14554          15433
12/98        15946           17092          17995
             15692           17579          18253
             18101           19477          20311
             15904           17680          18322
12/99        15478           19266          19317
             14884           19311          19410
             14499           18482          18500
             15458           20111          19955
12/00        17158           20438          20672
             16348           19104          19462
             17291           19946          20412
             15648           16714          18177
12/01        16994           18045          19517
             17694           18284          20315
             16253           16338          18585
             13019           12995          15096
12/02        14365           14282          16487
             13368           13495          15685
             15349           16038          18395
             15771           16445          18775
12/03        17762           18822          21439
             18331           19452          22088
             18755           19607          22282
             18875           19811          22626
12/04        20441           21778          24975
             20460           21249          24996
             20310           21798          25415
             20690           22548          26402
12/05        21196           23158          26736
 3/06        22900           24413          28323

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/96. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to Russell 1000(R) Value Index and the S&P 500/BARRA Value Index. The Russell 1000(R) Value Index is comprised of the 1000 securities found in the Russell universe with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earning ratios, higher dividend yields, and lower forecasted growth values. The S&P 500/ BARRA Value Index is comprised of securities in the S&P 500 Index that have lower price-to-book ratios. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                              AVERAGE ANNUAL
                                                      TOTAL RETURNS AS OF 3/31/06 (%)
                                                    ----------------------------------
LARGE CAP VALUE EQUITY FUND       INCEPTION DATE+   1 YEAR   3 YEAR   5 YEAR   10 YEAR
---------------------------       ---------------   ------   ------   ------   -------
A SHARES   WITHOUT SALES CHARGE       02/17/93       11.61    19.26    6.61      8.23
           WITH SALES CHARGE*                         5.16    16.91    5.35      7.59

C SHARES   WITHOUT CDSC               06/01/95       10.86    18.38    5.82      7.45
           WITH CDSC*                                 9.86    18.38    5.82      7.45

I SHARES                              10/31/89       11.93    19.65    6.97      8.64

RUSSELL 1000(R) VALUE INDEX                          13.31    21.77    7.79     10.97

S&P 500/BARRA VALUE INDEX                            14.89    21.85    5.03      9.34

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 5.75% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES AND T SHARES WERE RENAMED I SHARES.

+ The performance quoted represents past performance of the SunTrust Bank's internally managed common trust fund, adjusted for fees and expenses for periods prior to February 12, 1993, and past performance of the I Shares for the periods between February 12, 1993 and inception of the A and C Shares on February 17, 1993 and June 1, 1995, respectively. The common trust fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions which may have adversely affected performance.

                  SECTOR WEIGHTINGS (as of March 31, 2006)(1)
                      as a percentage of total investments

                                   (PIE CHART)

Consumer Discretionary         5.2%
Consumer staples               6.2%
Energy                        10.6%
Financials                    18.9%
Health Care                    8.1%
Industrials                   17.5%
Information Technology         3.7%
Repurchase Agreement           4.9%
Materials                      5.0%
Short-Term Investment         12.2%
Telecommunications Services    3.6%
Utilities                      4.1%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

MID-CAP EQUITY FUND

PORTFOLIO MANAGER

-    Chad Deakins, CFA

INVESTMENT CONCERNS

Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

The Mid Cap Equity Fund returned 19.68% (I Shares) for the 12 month period ended March 31, 2006. The Russell Midcap(R) Index returned 21.54% for the same period. The Fund trailed its benchmark by 186 bps (1.86%) for the period. For the year, the sectors contributing the most to the Fund's performance were Energy and Information Technology. The sector detracting the most from performance was Industrials. This underperformance was primarily due to the fund holding Ryder, a stock that struggled for the first half of the year, and the Fund's relative underexposure to the Railroad stocks. Telecommunication Services also hurt the Fund's performance primarily due to the ascent of stocks that we deemed speculative in nature.(1)

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

Stock selection was negative in six of the ten sectors, strongest in Energy and Information Technology and weakest in Industrials and Consumer Discretionary. The stocks adding the most to performance were: MEMC Electronic Materials, Corning, Humana, Hughes Supply, Marathon, and Valero. The stocks in the fund that detracted the most from performance were: Pilgrim's Pride, Scholastic, Abercrombie & Fitch, Lyondell, and Standard Pacific. Since the benchmark was up over 21% for the year with each sector returning at least 7%, cash was also a drag on the fund. As the year progressed, the market leadership went from the Energy and Utility sectors to the Industrial and Materials sectors.(1)

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

In our opinion, mid cap stocks are still an attractive space for investment. Small cap managers are capacity constrained and may be forced to drift up into the Mid Cap category for liquidity reasons. Large cap managers also often buy mid cap stocks to get exposure to higher earnings growth.(1)

We are currently more focused on selecting stocks with superior earnings growth than on valuation at this point in the market cycle. From a sector standpoint, we believe Industrials and Materials will continue to provide leadership while stocks more consumer-oriented may lag.(1)

The primary focus of the Fund is to identify the best stocks within each sector, not on sector allocation. The research process involves segmenting each stock into its appropriate industry group/sector and focusing on the drivers of performance in each group/sector. This allows us to focus on the important factors for each sector. We supplement this process with fundamental due-diligence before any stock is purchased. This approach blends growth dynamics with valuation to select securities with favorable reward versus risk characteristics. We believe the resulting portfolio is positioned to do well within the Mid Cap Core universe.(1)

(1)  Portfolio composition subject to change.

                                                             MID-CAP EQUITY FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                               (PERFORMANCE GRAPH)

         Mid-Cap Equity      Russell
        Fund (I Shares)   MidCap Index
        ---------------   ------------
 3/96        10000            10000
             10195            10282
             10562            10604
12/96        11121            11224
             10800            11132
             12077            12642
             13794            14321
12/97        13483            14480
             14662            16045
             14380            15803
             11510            13460
12/98        14357            15942
             13976            15867
             15291            17590
             13720            16078
12/99        16674            18849
             18564            20749
             18305            19813
             18552            21162
12/00        16180            20403
             14167            18262
             16713            20003
             13441            16431
12/01        16565            19256
             15484            20073
             13560            18157
             11650            14955
12/02        11798            16139
             11339            15758
             12938            18635
             13470            19834
12/03        15218            22605
             15760            23767
             15779            24112
             15759            23909
12/04        17814            27175
             17995            27106
             18903            28239
             20006            29911
12/05        20298            30613
 3/06        21537            32944

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/96. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Russell Midcap(R) Index a widely recognized index that measures the performance of the 800 smallest companies in the Russell universe. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                      AVERAGE ANNUAL TOTAL RETURNS
                                                            AS OF 3/31/06 (%)
                                                   ----------------------------------
MID-CAP EQUITY FUND               INCEPTION DATE   1 YEAR   3 YEAR   5 YEAR   10 YEAR
-------------------               --------------   ------   ------   ------   -------
A SHARES   WITHOUT SALES CHARGE      01/31/94       19.32    23.33     8.29     7.51
           WITH SALES CHARGE*                       12.42    20.93     7.01     6.88

C SHARES   WITHOUT CDSC              06/05/95       18.44    22.56     7.61     6.85
           WITH CDSC*                               17.44    22.56     7.61     6.85

I SHARES                             02/02/94       19.68    23.84     8.74     7.97

RUSSELL MIDCAP(R) INDEX                             21.54    27.87    12.52    12.66

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 5.75% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES AND T SHARES WERE RENAMED I SHARES.

                   SECTOR WEIGHTINGS (as of March 31, 2006)(1)
                      as a percentage of total investments

                                   (PIE CHART)

Consumer Discretionary       10.8%
Consumer Staples              3.0%
Energy                        6.3%
Financials                   13.3%
Health Care                  10.1%
Industrials                  10.8%
Information Technology       12.3%
Materials                     3.8%
REITS                         4.2%
Repurchase Agreements         2.6%
Short-Term Investments       17.7%
Telecommunication Services    0.4%
Utilities                     4.7%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

MID-CAP VALUE EQUITY FUND

PORTFOLIO MANAGER

-    Don Wordell, CFA

INVESTMENT CONCERNS

Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

The Mid-Cap Value Equity Fund returned 19.49% (I Shares), which was behind the Russell Midcap(R) Value Index by 81 basis points (0.81%) for the trailing 12 month period ended March 31, 2006. The Fund's results were ahead of the Lipper Mid Cap Value Average(2) which returned 16.97% over the same time period, outperforming the peer group by 252 basis points (2.52%). The benchmark was positively impacted by the large weighting and strong performance of REITs which returned 43.8% over the same time period.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The Fund's performance was driven by investments within the Industrial, Energy and Technology sectors. In conducting a bottom-up look at corporate business activity, our research concluded that we are on the front-end of a multi-year capital expenditure cycle. This is evident within the commercial aerospace industry and refining industry. The government is also participating with an increase in the Federal Highway Spending Bill. Within the Industrial sector, investments in Rockwell Automation (ROK) + 29.0%, a global provider of industrial automation tools and MSC Industrial Direct Co. (MSM) + 85.9%, a direct marketer of a broad range of industrial products that satisfy maintenance and repair needs, drove the strong performance. The Energy holdings focused on the coal and oil service sectors. Two of our best ideas were Foundation Coal inc. (FCL) + 75.9%, a large coal producer with operations in all major coal basins in the United States, and Tidewater Inc. (TDW) + 44.1%, a provider of offshore supply vessels that service major E&P operators. The strong performance in the Technology sector was due to Harris Corp. (HRS) + 45.9%, an international communication equipment company, and Tektronix Inc. (TEK) + 46.9%, a manufacturer and provider of measurement and monitoring solutions to various industries.(1)

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

The market seems to be grappling with conflicting economic and inflation data to determine the appropriate level of short-term interest rates. We expect the global economic backdrop to remain healthy. We continue our overweight of Industrials because improved balance sheets and strong profits have given companies the ability to accelerate new capital investment. The Energy sector continues to be the focus for many investors. We believe that the long-term supply/demand characteristics of the energy complex are tighter than most analysts are anticipating. Due to the expectation that the commodity price will be higher for longer, the Fund remains overweight Energy. Energy price driven inflation and valuation concerns cause us to remain underweight REITs and Utilities.

(1)  Portfolio composition subject to change.

(2) The Lipper Mid Cap Value Funds Average is comprised of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

                                                       MID-CAP VALUE EQUITY FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                               (PERFORMANCE GRAPH)

               Mid-Cap
                Value     Russell
               Equity      Midcap
                Fund       Value
             (I Shares)    Index
             ----------   -------
11/30/2001      10000      10000
     12/01      10515      10415
                11225      11237
                10079      10712
                 7753       8789
     12/02       8280       9410
                 7599       9029
                 8950      10644
                 9406      11276
     12/03      10723      12992
                11355      13687
                11676      13924
                11585      14165
     12/04      12890      16072
                12836      16197
                12969      16958
                13616      17866
     12/05      14110      18105
      3/06      15337      19484

This chart assumes an initial hypothetical investment of $10,000 made on 11/31/01. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Russell Midcap Value
Index a widely recognized index that measures the performance of the companies in the Russell universe with lower price-to-earnings ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/06 (%)
                                                   ----------------------------------------------
MID-CAP VALUE EQUITY FUND         INCEPTION DATE          1 YEAR   3 YEAR   SINCE INCEPTION
-------------------------         --------------          ------   ------   ---------------
A SHARES   WITHOUT SALES CHARGE      10/27/03              19.09       --        20.33
           WITH SALES CHARGE*                              12.21       --        17.44

C SHARES   WITHOUT CDSC              11/30/01              18.47    25.49         9.60
           WITH CDSC*                                      17.47    25.49         9.60

I SHARES                             11/30/01              19.49    26.38        10.38

RUSSELL MIDCAP(R) VALUE INDEX                              20.30    29.23           --

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 5.75% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES AND T SHARES WERE RENAMED I SHARES.

                  SECTOR WEIGHTINGS (as of March 31, 2006)(1)
                      as a percentage of total investments

                                   (PIE CHART)

Consumer Discretionary   10.6%
Consumer Staples          4.8%
Energy                    7.0%
Financials               15.1%
Health Care               4.4%
Industrials              13.7%
Information Technology    5.5%
Materials                 6.8%
Money Market Funds        3.6%
REITS                     1.7%
Short-Term Investment    20.3%
Utilities                 6.5%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

QUALITY GROWTH STOCK FUND (FORMERLY TAX SENSITIVE GROWTH STOCK FUND)

PORTFOLIO MANAGER

-    Parker W. Thomas, Jr.

INVESTMENT CONCERNS

The fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

The Quality Growth Stock Fund had a 7.54% (I Shares) return for the 12 months ended March 31, 2006 compared with an 11.72% return for the S&P 500. The reasons for this underperformance are shown below.(1)

     - The holdings in the Energy Sector underperformed the Energy Sector of the S&P 500. The smaller exploration and production companies had returns in excess of 20%, while the larger integrated oils had a more modest 10% price gain.

     - The stocks in the Technology Sector underperformed their S&P 500 counterparts. In particular, the performance of Dell and Intel hurt overall results as they were down 21.7% and 18.1%, respectively.

     - The high quality of the companies held in the Fund turned out to be a drag on performance. Thirty percent of the Fund, as of the beginning of the year, had the top rating from Value Line for financial strength and the stocks of these companies had an average price change of 2.0%.

     - The Finance Sector, which had a return of 17.4%, was under-weighted in the Fund.

     - The Health Care Sector, which had a return of 8.4%, was over-weighted in the Fund.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The last year has again seen the value equity style outperform the growth equity style. For the 12 months ended March 31, 2006, the S&P 500 BARRA/Value Index(2) had a 14.89% return while the S&P 500 BARRA/Growth Index(2) return was 8.50%. This trend has now been in place for three years as the annualized return for the Value Index is 21.85% compared with the 12.71% annualized return for the Growth Index. Over long periods of time, the returns on these two indexes have been very similar. (For the last ten years, the Value Index has averaged 9.34% and the Growth Index 8.12%.)

Returns on large cap stocks have continued to lag returns on mid and small cap stocks. For the 12 months ended March 31, 2006, the S&P 100 Stock Index (an index of the largest 100 stocks in the S&P 500 Index) had a return of 6.9% while the S&P Mid Cap(2) and Small Cap Indices(2) had returns of 21.62% and 24.07%, respectively.

The spreads in price-earnings ratios(3) (P/E) between stocks of quality companies and stocks of average to below average quality companies continued to narrow. The current spread is negative. That is, the P/Es of high quality companies are now lower than the P/Es of average to below average companies. Historically, this relationship has indicated a good time to buy high quality companies.

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

We continue to believe that stocks of quality companies with superior growth prospects will do well over time. The gap in return between value stocks and growth stocks has been large for the last three years as value stocks have outperformed growth stocks by about 9% per year. (However, for the three years ended December 31, 1999, growth stocks outperformed value stocks by some 16% per year.) In our opinion, it is time for the growth strategy to start doing well.

In general, a large portion of the Fund will be invested in large capitalization stocks, but we will also own some mid-cap stocks, particularly in the Technology area. This is due to a growing number of companies carving a niche in a specialized area of technology. In addition, mid sized companies are often more focused and flexible than large companies.(1)

The Fund's strategy for managing risk is to have a sizable portion in consistent growth companies and also a sizable portion in companies which are more exposed to the growth in the economy as a whole; to have representation in mega, large and medium market cap companies, but with an overall market cap that exceeds $50 billion; and to have a portfolio of 50 - 70 stocks so as to reduce the stock market risk associated with the misfortunes of any one company.(1)

(1)  Portfolio composition subject to change.

(2) The S&P 100 Index is composed of 100 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and Over-The-Counter markets. The S&P MidCap 400 Index is comprised of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation. The S&P SmallCap 600 Index is comprised of 600 domestic small capitalization stocks chosen for market size, liquidity and industry group representation.

(3) Price-to-Earnings Ratio (P/E) is a valuation ratio of a company's current share price compared to its per-share earnings.

                                                       QUALITY GROWTH STOCK FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                               (PERFORMANCE GRAPH)

        Quality Growth Stock
           Fund (I Shares)     S&P 500 Index
        --------------------   -------------
 3/96           10000              10000
                10316              10451
                10719              10771
12/96           11592              11673
                11936              11978
                14096              14074
                14933              15132
12/97           14929              15567
                16653              17739
                17102              18325
                15396              16502
12/98           19666              20017
                21373              21014
                23120              22495
                21752              21091
12/99           24531              24229
                25548              24785
                24653              24126
                24266              23893
12/00           21552              22023
                18064              19412
                18766              20548
                15879              17532
12/01           17627              19406
                17763              19459
                15607              16852
                13079              13941
12/02           13745              15116
                13616              14640
                14841              16895
                15163              17342
12/03           16653              19454
                16832              19784
                17011              20123
                16588              19746
12/04           17792              21569
                17321              21105
                17460              21394
                18035              22165
12/05           18229              22628
 3/06           18626              23580

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/96 Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the S&P 500 Index a market value-weighted index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                       AVERAGE ANNUAL TOTAL RETURNS
                                                             AS OF 3/31/06 (%)
                                                    ----------------------------------
QUALITY GROWTH STOCK FUND         INCEPTION DATE+   1 YEAR   3 YEAR   5 YEAR   10 YEAR
-------------------------         ---------------   ------   ------   ------   -------
A SHARES   WITHOUT SALES CHARGE       10/14/03        7.21    10.70     0.45     6.33
           WITH SALES CHARGE*                         1.02     8.54    -0.74     5.70

C SHARES   WITHOUT CDSC               12/15/98        6.46     9.88    -0.43     5.62
           WITH CDSC*                                 5.46     9.88    -0.43     5.62

I SHARES                              12/31/95        7.54    11.01     0.62     6.42

S&P 500 INDEX                                        11.72    17.21     3.97     8.95

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 5.75% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES AND T SHARES WERE RENAMED I SHARES.

+ The performance quoted represents past performance of the SunTrust Bank's internally managed common trust fund, adjusted for fees and expenses for periods prior to December 12, 1998 and inception of the A and C Shares on October 14, 2003 and December 15, 1998, respectively. The common trust fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions which may have adversely affected performance Because the common trust fund was not registered under the 1940 Act, it is not possible to reflect tax consequences when calculating after-tax returns for periods prior to the inception of these classes of shares. Therefore the after-tax returns reflect performance since the natural inception of these classes of shares.

                  SECTOR WEIGHTINGS (as of March 31, 2006)(1)
                      as a percentage of total investments

                                   (PIE CHART)

Consumer Discretionary        7.7%
Consumer Staples              6.8%
Energy                        7.3%
Financials                   14.9%
Health Care                  13.8%
Industrials                  14.2%
Information Technology       17.0%
Materials                     3.0%
Short-Term Investments       14.7%
Telecommunication Services    0.6%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

SMALL CAP GROWTH STOCK FUND

PORTFOLIO MANAGER

-    Mark D. Garfinkel, CFA

INVESTMENT CONCERNS

Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

For the 12 months ended March 31, 2006, the Small Cap Growth Stock Fund's 27.55% total return (I Shares) was right in line with the 27.84% return of the Russell 2000(R) Growth benchmark. Analysis of the year's solid results reveals pockets of strength, offset by areas of weakness within the portfolio. On the positive side, the Fund displayed excellent stock selection in the Consumer Discretionary, Industrials and Healthcare sectors, which comprise close to half the total weight of the benchmark. One primary area of weakness in the Fund's performance relative to the benchmark was the Fund's significant underweight in the best performing sector, Energy. Two other areas of weakness for the Fund were poor stock selection in the Technology and Consumer Staples sectors.(1)

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

During the last 12 months there were a variety of domestic and global issues impacting the markets, including several Fed Funds rate increases, devastating hurricanes which brought widespread damage to the Gulf region, rising oil and gas prices (reaching nearly $70 per barrel of oil), plus heightened geopolitical concerns in the Middle East. Despite these issues, the U.S. economy posted strong economic growth and steadily improving employment gains, driving the stock market higher. Small cap stocks fared particularly well, outpacing both mid cap and larger cap companies. These strong gains were fueled by strong earnings growth that consistently exceeded Wall Street expectations. Productivity gains and a focus on cost controls enabled many of our portfolio companies to enjoy rising profit margins that currently are near historic high levels. With the strong stock price gains of the last year, small cap valuation levels versus large caps have moved modestly above neutral territory relative to historical norms.(1)

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

Economic and corporate profit growth has been strong, but should begin to slow, given high energy prices, rising commodity prices, and rising interest rates. Given the interest rate environment, the Fund has been underweight in the Financials sector due to the negative impact of rising rates on bank profit margins. As we near an end to the Fed rate increases, we will reverse this course. High energy prices and the slowdown in the housing market should have a dampening effect on the consumer, leading to a neutral to negative bias in Consumer stocks. Conversely, high corporate cash balances and higher levels of capacity utilization typically result in rising capital expenditures, benefiting companies leveraged to business spending. Thus, we have overweight positions in the Industrials and Technology sectors. Energy will remain underweight as we continue to feel the current high oil price environment is not sustainable. Lastly, the Healthcare sector has been modestly underweight versus the benchmark, but Fund management is always on the lookout for great Healthcare companies that filter through our process. As economic growth begins to peak, we will focus on companies with the strongest and most stable business models, with the least economic sensitivity, like most in the healthcare area. While the above comments address the Fund's positioning in a general sense, it is our bottoms-up fundamental process that determines which companies make it into the portfolio. The Fund's investment process seeks out high-quality companies with accelerating earnings and sales growth trends and solid fundamentals that will lead to sustainable growth and increasing shareholder value.(1)

(1)  Portfolio composition subject to change.

                                                     SMALL CAP GROWTH STOCK FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                               (PERFORMANCE GRAPH)

               Small Cap Growth     Russell 2000    S&P SmallCap 600/
            Stock Fund (I Shares)   Growth Index   BARRA Growth Index
            ---------------------   ------------   ------------------
10/8/1998           10000               10000             10000
    12/98           14630               12364             12201
                    12968               12156             11165
                    15661               13949             12405
                    14850               13263             12087
    12/99           17637               17692             14589
                    20524               19334             15802
                    20504               17909             15872
                    20560               17197             15686
    12/00           19712               13724             14671
                    17624               11637             12743
                    20444               13729             14592
                    15776                9874             12062
    12/01           19550               12457             14498
                    19759               12213             15018
                    17750               10296             13675
                    14226                8081             11673
    12/02           15111                8687             12271
                    14139                8350             11834
                    17559               10367             13832
                    19269               11452             14915
    12/03           22007               12904             16850
                    23784               13625             17814
                    23639               13637             18601
                    22801               12818             18035
    12/04           26234               14751             20558
                    25032               13744             20202
                    25846               14222             20965
                    27624               15120             22353
    12/05           28311               15363             22403
     3/06           31929               17570             24934

This chart assumes an initial hypothetical investment of $10,000 made on 10/08/98. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds has changed its standardized benchmark because the previous benchmark, the S&P SmallCap 600/BARRA Growth Index, will be discontinued on June 30, 2006, the Russell 2000(R) Growth Index will be used henceforth. The Russell 2000(R) Growth Index is comprised of the securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios. The S&P Small Cap 600/ BARRA Growth Index a widely recognized index that measures the performance of the small-capitalization growth sector of the U.S. equity market. It is a subset of the S&P 600 Index consisting of those companies with the highest price-to-book ratios within the S&P 600 Index. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                        AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/06 (%)
                                                        ----------------------------------------------
                                                                                               SINCE
SMALL CAP GROWTH STOCK FUND           INCEPTION DATE+   1 YEAR   3 YEAR   5 YEAR   10 YEAR   INCEPTION
---------------------------           ---------------   ------   ------   ------   -------   ---------
A SHARES   WITHOUT SALES CHARGE           12/10/99       27.08    30.70    12.22       --      16.44
           WITH SALES CHARGE*                            19.79    28.16    10.89       --      15.52

C SHARES   WITHOUT CDSC                   10/08/98       26.21    29.86    11.46       --      15.61
           WITH CDSC*                                    25.21    29.86    11.46       --      15.61

I SHARES                                  10/08/98       27.55    31.20    12.62       --      16.80

RUSSELL 2000(R) GROWTH INDEX                             27.84    28.14     8.59     5.51         --

S&P SMALLCAP 600/BARRA GROWTH INDEX                      23.43    28.20    14.37    10.26         --

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 5.75% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES AND T SHARES WERE RENAMED I SHARES.

+ The A Shares were offered beginning on December 10, 1999. The performance shown for the A Shares prior to such date is based on the performance of the I Shares (formerly T Shares) of the Fund, and has not been adjusted to reflect A Share expenses. If it had been performance would have been lower.

                  SECTOR WEIGHTINGS (as of March 31, 2006)(1)
                      as a percentage of total investments

                                   (PIE CHART)

Consumer Discretionary   11.0%
Consumer Staples          1.7%
Energy                    2.3%
Financials                6.1%
Health Care              13.1%
Industrials              13.5%
Information Technology   24.9%
Materials                 3.4%
Repurchase Agreements     2.2%
Short-Term Investments   21.8%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

SMALL CAP VALUE EQUITY FUND

PORTFOLIO MANAGER

-    Brett Barner, CFA

INVESTMENT CONCERNS

Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

The Small Cap Value Fund (I Shares) continued its outperformance against the Russell 2000(R) Value Index by returning 30.70% versus 23.77% over the 12 month period ended March 31, 2006. The Fund managed to outpace the 19.91% return of the Lipper Small Cap Value Funds Average(2) by 1079 basis points (10.79%) over the same time period.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The outperformance of the Fund was due to superior stock selection in Industrials, Consumer Discretionary and Materials. In the Industrials sector, the Fund's investment in FreightCar America Inc. (Rail) + 200%, a manufacturer of aluminum bodied railroad freight cars, benefited from the market's focus on the coal and railroad industries, and Harris Corp. (HRS) + 46.0%, an international communication equipment company, are examples of the superior stock selections which contributed to the Fund's excess return versus the index. In the Consumer Discretionary sector, the Fund benefited from the investment in Intrawest Corp. (IDR) + 79.6%, a destination and travel company that specializes in mountain resorts, and Makita Corp. + 67.8%, a company engaged in the manufacture and sale of power tools to the professional user. The Fund's performance was also assisted by the focus within the Materials sector. An example is Airgas Inc. (ARG) + 64.9%, a distributor of industrial, medical and specialty gases. Airgas continues to see improvement in its end-markets and has done a great job of expanding margins and growing earnings. The Fund's underweight of Utilities and the overweight in Industrials positively contributed to the Fund's outperformance versus the Russell 2000(R) Value Index(1).

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

The Fund continues to utilize its bottoms-up approach to stock selection. This approach seeks dividend paying stocks that are trading at the lower-end of historical trading ranges, display characteristics of financial strength and possess an identifiable catalyst that will assist in realizing true value. The Fund does not make active sector allocations but allows the process to define sector weights. The Fund will rely on the process for direction when making alterations to sector positions. We continue to be concerned about valuations in the Small Cap Value equity arena. Large inflows of capital by non-traditional Small Cap Value investors are skewing valuations to the upside for most securities in the universe. This phenomenon has in turn caused lower quality names to increase in price and has made stock selection critical for outperformance. These non-traditional investors may also place undue downside pressure on valuations when they decide to exit the Small Cap realm. The Fund also recognizes the impact of higher interest rates on security valuation. As the shift to a higher interest rate environment proceeds, a re-valuation of equities will occur. The Fund remains very cognizant of the effects of high commodity prices on company feedstock and input costs. Higher prices could have negative effects on operating margins, which could cause a re-valuation of securities. Those equities with the highest valuations will see the most price erosion.(1)

(1)  Portfolio composition subject to change.

(2) The Lipper Small Cap Value Funds Average is comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of S&P SuperComposite 1500 Index. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

                                                     SMALL CAP VALUE EQUITY FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                              (PERFORMANCE GRAPH)

        Small Cap Value
          Equity Fund     Russell 2000(R)
           (I Shares)       Value Index
        ---------------   ---------------
 3/96        10000             10000
             10623             10409
             11042             10564
12/96        12402             11627
             12992             11598
             14934             13348
             16798             15069
12/97        16443             15322
             18035             16602
             16430             16002
             12817             13141
12/98        14231             14334
             12338             12944
             14784             15087
             13580             13907
12/99        13844             14120
             13273             14660
             14051             14946
             14989             16043
12/00        16331             17343
             17228             17512
             18754             19550
             17228             16943
12/01        19795             19776
             21716             21670
             21322             21211
             18642             16695
12/02        19450             17516
             18205             16626
             21317             20405
             22996             21981
12/03        26656             25578
             28172             27348
             29281             27580
             29325             27621
12/04        33446             31268
             32816             30025
             33283             31549
             36324             32524
12/05        37614             32740
 3/06        42888             37162

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/96. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Russell 2000(R) Value Index a widely-recognized, capitalization weighted index of companies in the Russell 2000(R) Index with lower growth rates and price-to-book ratios. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                              AVERAGE ANNUAL
                                                      TOTAL RETURNS AS OF 3/31/06 (%)
                                                    ----------------------------------
SMALL CAP VALUE EQUITY FUND       INCEPTION DATE+   1 YEAR   3 YEAR   5 YEAR   10 YEAR
---------------------------       ---------------   ------   ------   ------   -------
A SHARES   WITHOUT SALES CHARGE       10/09/03       30.44    32.65    19.79    15.57

           WITH SALES CHARGE*                        22.97    30.06    18.38    14.88

C SHARES   WITHOUT CDSC               06/06/97       30.41    32.30    19.09    14.78

           WITH CDSC*                                29.41    32.30    19.09    14.78

I SHARES                              08/31/94       30.70    33.06    20.01    15.67

RUSSELL 2000(R) VALUE INDEX                          23.77    30.75    16.24    14.03

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 5.75% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES AND T SHARES WERE RENAMED I SHARES.

+ The performance quoted represents past performance of the SunTrust Bank's internally managed common trust fund, adjusted for fees and expenses for periods prior to January 31, 1997, and past performance of the I Shares (formerly T Shares) for the periods between January 31, 1997 and inception of the C Shares (formerly L Shares) on June 6, 1997 and the A Shares on October 9, 2003. The common trust fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions which may have adversely affected performance.

                   SECTOR WEIGHTINGS (as of March 31, 2006)(1)
                      as a percentage of total investments

                                   (PIE CHART)

Consumer Discretionary        18.1%
Consumer Staples               2.8%
Energy                         4.1%
Financials                    14.8%
Health Care                    3.6%
Industrials                   27.7%
Information Technology         7.1%
Materials                      7.5%
Repurchase Agreements          0.9%
Short-Term Investment         11.2%
Utilities                      2.2%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

STRATEGIC QUANTITATIVE EQUITY FUND

PORTFOLIO MANAGER

-    Edward E. Best, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

For the 12 months ended March 31, 2006, the Strategic Quantitative Equity Fund (I Shares) appreciated 12.17% including dividends. The Fund outperformed the S&P 500, the primary benchmark, by 0.44%. From March 31, 2005 to March 31, 2006, the S&P 500 appreciated a healthy 11.72% including reinvested dividends. The market appreciated in the face of numerous concerns including higher interest rates, higher oil prices, a significant natural disaster, and an on-going war.

From March 31, 2005 until early September 2005, the S&P 500 appreciated 6%. From early September, 2005 to October, 2005, the S&P 500 gave back the earlier gains. The retrenchment was primarily due to concerns over the Katrina natural disaster and its subsequent impact on the domestic energy supply. From late October, 2005 to March 31, 2006, the S&P 500 rallied nearly 11%, shrugging off prior worries.

From March 31, 2005 to March 31, 2006, Energy and Financial stocks performed the best. Consumer stocks fared the worst. Energy stocks benefited from the continuing rise in oil prices, going from the low $50s to the upper $60s. Financial stocks were driven by several factors including an improving investment banking environment and the benefit of a defensive rotation. Consumer stocks were negatively impacted by concerns over a weakening consumer due to higher interest rates and higher oil prices.(1)

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

Strong stock selection within almost all sectors contributed most of the Fund's excess returns. Stock selection within Health Care and Information Technology were the largest contributors to the Fund's excess returns. Stock selection within Consumer Staples detracted modestly from the excess returns.

Sector allocations detracted somewhat from the excess returns. While Energy was the strongest performing sector, the Fund's benchmarkneutral Energy weight neither added nor detracted from the excess returns. The Fund's modest overweight in Consumer Discretionary and Healthcare detracted from the excess returns.(1)

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

The Fund manager will continue to employ a consistent investment discipline, with stock selection being the largest driver of anticipated performance. While the Fund has on occasion pursued sector allocation opportunities aggressively, the Fund currently does not have any major sector tilts. The Fund is modestly overweight in Financials, Energy, Information Technology, and Healthcare. The Fund is slightly underweight in Consumer Discretionary and Industrials/Materials, and more heavily underweighted in Consumer Staples.(1)

(1)  Portfolio composition subject to change.

                                              STRATEGIC QUANTITATIVE EQUITY FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                               (PERFORMANCE GRAPH)

           Strategic Quantitative
           Equity Fund (I Shares)   S&P 500 Index
           ----------------------   -------------
8/7/2003            10000               10000
                    10650               10087
   12/03            12067               11314
                    12649               11506
                    12997               11703
                    12598               11485
   12/04            14049               12544
                    14298               12275
                    14718               12443
                    15334               12891
   12/05            15230               13160
    3/06            16038               13713

This chart assumes an initial hypothetical investment of $10,000 made on 8/7/03. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the S&P 500 Index a market value-weighted index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                        AVERAGE ANNUAL
                                                       TOTAL RETURNS AS
                                                        OF 3/31/06 (%)
                                                      ------------------
                                                                 SINCE
STRATEGIC QUANTITATIVE EQUITY FUND   INCEPTION DATE   1 YEAR   INCEPTION
----------------------------------   --------------   ------   ---------
A SHARES   WITHOUT SALES CHARGE         10/08/03       11.90     14.62
           WITH SALES CHARGE*                           5.50     11.92

C SHARES   WITHOUT CDSC                 10/13/03       11.11     12.71
           WITH CDSC*                                  10.11     12.71

I SHARES                                08/07/03       12.17     19.52

S&P 500 INDEX                                          11.72        --

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 5.75% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES AND T SHARES WERE RENAMED I SHARES.

                   SECTOR WEIGHTINGS (as of March 31, 2006)(1)
                      as a percentage of total investments

                                   (PIE CHART)

Consumer Discretionary   10.5%
Consumer staples          6.4%
Energy                   12.4%
Financials               23.8%
Health Care              14.1%
Industrials              12.8%
Information Technology   18.2%
Materials                 1.1%
Repurchase Agreement      0.7%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

BALANCED FUND

PORTFOLIO MANAGER(S)

-    Robert J. Rhodes, CFA

-    Elizabeth G. Pola, CFA

-    John Talty, CFA

-    Perry Troisi

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

For the 12 months ended March 31, 2006, the Balanced Fund returned 5.10% (I Shares). The Fund targets an equity-bond allocation of 60/40%, and thus uses a blended benchmark for performance purposes of 60% S&P 500 Index, 40% Lehman Government/Credit Bond Index. The return for this blended benchmark was 7.82% for the year.

The Fund's bond segment performed about in line, but the equity portfolio had a disappointing year. The primary reasons were as follows. Stock selection was subpar in the Consumer Discretionary sector, as the quality growth names we favored had good earnings results but suffered valuation compression. Second, the portfolio was underweighted energy, a posture which was particularly detrimental in the September quarter when two major hurricanes sent energy stocks into orbit. Third, stock selection in Healthcare was inadequate. Fortunately, two of these three issues improved substantially in the second half of the year. Energy stocks cooled off and our consumer names recovered. We are working diligently, and making progress, on improving the Healthcare performance.(1)

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

Also impeding Fund performance for the year was a bias toward higher quality stocks and bonds. Low quality, riskier stocks rose a lot more, and low quality bonds were approximately five percentage points ahead of Government bonds. Also, on the equity side we were a little more tilted to large cap stocks, but small and mid-cap stocks continued to power ahead.(1)

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

As to the year ahead, our strategy and positioning remains intact. We strongly believe lower quality stocks and bonds are mispriced in today's environment, relative to their inherent risk. In terms of the economic outlook, business risks are rising, not falling, with slowing profits, high energy prices, and the Fed tightening interest rates contributing to eventual stress at some point. In the bond portfolio, we have overweighted U.S. Government bonds given unattractive prices for lower quality, and for the equity portfolio, the holdings emphasize companies with strong balance sheets and proven dividend growth. For example, 3-year dividend growth of stocks held in the Fund is almost 19% annualized, compared to only 11% for the S&P 500.

In closing, we believe shareholders of the Fund should be able to sleep well at night. To this end, we have attempted to position the Fund toward stocks and bonds which can do well in a slowing economy where risky securities can be treacherous and volatile. We expect this strategy to be successful over the next 12 months, and appreciate your interest in the Balanced Fund as a dependable long-term vehicle for competitive returns.(1)

(1)  Portfolio composition subject to change.

                                                                   BALANCED FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                              (PERFORMANCE GRAPH)

                                                                     60/40 Hybrid Index (60% S&P
        Balanced Fund     Lehman Brothers U.S.                    500 Index and 40% Lehman Brothers
          (I Shares)    Government/Credit Index   S&P 500 Index      U.S. Government/Credit Index
        -------------   -----------------------   -------------   ---------------------------------
 3/96       10000                 10000               10000                     10000
            10312                 10047               10451                     10289
            10572                 10224               10771                     10556
12/96       10978                 10537               11673                     11216
            11065                 10446               11978                     11358
            12306                 10826               14074                     12700
            12954                 11205               15132                     13458
12/97       13299                 11565               15567                     13869
            14486                 11740               17739                     15104
            14977                 12047               18325                     15564
            14124                 12644               16502                     14959
12/98       15899                 12661               20017                     16831
            15992                 12509               21014                     17251
            16756                 12372               22495                     17902
            15811                 12439               21091                     17264
12/99       16639                 12389               24229                     18749
            17240                 12722               24785                     19231
            17345                 12906               24126                     19034
            17548                 13277               23893                     19153
12/00       17437                 13857               22023                     18577
            16846                 14300               19412                     17475
            17543                 14343               20548                     18120
            16510                 15026               17532                     16815
12/01       17476                 15035               19406                     17894
            17351                 14964               19459                     17899
            16316                 15526               16852                     16691
            15529                 16411               13941                     15280
12/02       15985                 16694               15116                     16188
            15945                 16969               14640                     15988
            16794                 17567               16895                     17678
            16842                 17478               17342                     17933
12/03       17591                 17474               19454                     19226
            18030                 18012               19784                     19659
            17812                 17441               20123                     19609
            17726                 18061               19746                     19666
12/04       18575                 18206               21569                     20811
            18180                 18084               21105                     20490
            18295                 18707               21394                     20943
            18219                 18527               22165                     21318
12/05       18739                 18638               22628                     21638
 3/06       19106                 18449               23580                     22093

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/96. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the S&P 500 Index, the Lehman Brothers U.S. Government/Credit Index and a Hybrid blend of 60/40 (60% of the S&P 500 Index and 40% of the Lehman Brothers U.S. Government/Credit Index). The S&P 500 Index is a market valueweighted index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The Lehman Brothers U.S. Government/ Credit Index is a composite index made up of the Lehman Brothers U.S. Government Index, and the Lehman Brothers U.S. Credit Index, which include U.S. government, Treasury and agency securities, as well as high-grade corporate bonds. The indices are unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                      AVERAGE ANNUAL TOTAL RETURNS
                                                            AS OF 3/31/06 (%)
                                       INCEPTION   ----------------------------------
BALANCED FUND                             DATE     1 YEAR   3 YEAR   5 YEAR   10 YEAR
-------------                          ---------   ------   ------   ------   -------
A SHARES   WITHOUT SALES CHARGE         01/03/94     4.77     5.88    2.24      6.36
           WITH SALES CHARGE*                       -1.23     3.81    1.03      5.73

C SHARES   WITHOUT CDSC                 06/14/95     3.97     5.12    1.47      5.56
           WITH CDSC*                                3.00     5.12    1.47      5.56

I SHARES                                01/03/94     5.10     6.21    2.55      6.69
LEHMAN BROTHERS U.S. GOVERNMENT
   /CREDIT INDEX                                     2.02     2.83    5.23      6.32
S&P 500 INDEX                                       11.72    17.21    3.97      8.95
HYBRID INDEX (60% S&P 500 and
   40% Lehman Brothers U.S
   Govt/Credit Index)                                7.82    11.38    4.80      8.25

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 5.75% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES AND T SHARES WERE RENAMED I SHARES.

                  SECTOR WEIGHTINGS (as of March 31, 2006)(1)
                      as a percentage of total investments

                                   (PIE CHART)

Consumer Discretionary        7.7%
Consumer Staples              1.5%
Energy                        2.4%
Financials                    7.6%
Health Care                   7.6%
Industrials                   8.1%
Information Technology        7.4%
Materials                     0.5%
Telecommunication Services    0.6%
Corporate Bonds               5.5%
Fixed Income Securities       1.4%
U.S. Treasury Obligations    22.8%
Short-Term Investments       23.1%
Repurchase Agreements         3.8%

(1)  PORTFOLIO COMPOSITION SUBJECT TO CHANGE.

LIFE VISION AGGRESSIVE GROWTH FUND

PORTFOLIO MANAGER

-    Alan Gayle

INVESTMENT CONCERNS

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

The Life Vision Aggressive Growth Fund targets an equity-cash allocation of 90/10%, and thus uses a blended benchmark for performance purposes of 90% S&P 500 and 10% Citigroup 3 Month Treasury Bill. For the year ended March 31, 2006, the Fund outperformed its benchmark. The Fund (I Shares) returned 13.90% compared with a 10.90% return for the benchmark.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The allocations to International, Mid-Cap, and Small Caps helped performance throughout the year, while individual manager performance was instrumental in the first quarter of 2006.(1)

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

Near-term risks are somewhat elevated at present given the rise in bond yields, higher energy prices, and a flat/inverted yield curve. We are emphasizing Large Caps, the Growth style and International.(1)

                    FUND ALLOCATION (as of March 31, 2006)(1)
                      as a percentage of total investments

                                  (PIE CHART)

Capital Appreciation Fund ..........   24.4%
Large Cap Relative Value Fund ......   18.8%
International Equity Index Fund ....   15.2%
Strategic Quantiative Equity Fund ..    8.0%
Large Cap Value Equity Fund ........    7.9%
Aggressive Growth Stock Fund .......    7.1%
Mid-Cap Equity Fund ................    6.0%
Prime Quality Money Market Fund ....    5.1%
Mid-Cap Value Equity Fund ..........    3.0%
Small Cap Growth Stock Fund ........    2.0%
Small Cap Value Equity Fund ........    1.5%
Emerging Growth Stock Fund .........    1.0%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                              LIFE VISION AGGRESSIVE GROWTH FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                               (PERFORMANCE GRAPH)

                                                                         90/10 Hybrid Index (90% S&P
        Life Vision Aggressive                        Citigroup 3        500 Index and 10% Citigroup
        Growth Fund (I Shares)   S&P 500 Index   Month Treasury Index   3 Month Treasury Bill Index)
        ----------------------   -------------   --------------------   ----------------------------
 3/96            10000               10000               10000                      10000
                 10445               10451               10127                      10419
                 10572               10771               10259                      10722
12/96            11144               11673               10391                      11544
                 10902               11978               10523                      11833
                 12706               14074               10659                      13703
                 13852               15132               10797                      14653
12/97            13655               15567               10937                      15054
                 15324               17739               11078                      16958
                 15238               18325               11219                      17485
                 12918               16502               11360                      15953
12/98            15336               20017               11490                      19012
                 15522               21014               11617                      19887
                 16800               22495               11748                      21173
                 15477               21091               11887                      20005
12/99            16918               24229               12035                      22699
                 17568               24785               12196                      23210
                 17660               24126               12371                      22689
                 18069               23893               12555                      22531
12/00            17983               22023               12752                      20978
                 16606               19412               12930                      18765
                 17511               20548               13068                      19777
                 15194               17532               13187                      17170
12/01            16811               19406               13273                      18829
                 17058               19459               13331                      18886
                 15616               16852               13390                      16607
                 13002               13941               13447                      14020
12/02            13767               15116               13499                      15095
                 13101               14640               13540                      14672
                 14944               16895               13578                      16702
                 15504               17342               13612                      17104
12/03            17441               19454               13644                      18977
                 18015               19784               13676                      19271
                 18200               20123               13708                      19574
                 17833               19746               13753                      19250
12/04            19710               21569               13813                      20855
                 19436               21105               13891                      20463
                 19488               21394               13987                      20731
                 20219               22165               14099                      21420
12/05            20851               22628               14228                      21844
 3/06            22136               23580               14373                      22693

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/96. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the S&P 500 Index, the Citigroup 3 Month Treasury Bill Index and a Hybrid blend of 90/10 (90% of the S&P 500 Index and 10% of the Citigroup 3 Month Treasury Bill Index). The S&P 500 Index is a market value-weighted index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The Citigroup 3 Month Treasury Bill Index tracks the performance of 3 month U.S. Treasury Bills. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                               AVERAGE ANNUAL TOTAL RETURNS
                                                                     AS OF 3/31/06 (%)
                                                            ----------------------------------
LIFE VISION AGGRESSIVE GROWTH FUND        INCEPTION DATE+   1 YEAR   3 YEAR   5 YEAR   10 YEAR
----------------------------------        ---------------   ------   ------   ------   -------
A SHARES   WITHOUT SALES CHARGE               10/16/03       13.50    18.79    5.75      8.19
           WITH SALES CHARGE*                                 7.01    16.48    4.50      7 55

B SHARES   WITHOUT CDSC                       03/11/03       13.10    18.25    5.43      8.02
           WITH CDSC*                                         8.10    17.29    5.10      8.02

C SHARES   WITHOUT CDSC                       04/04/05       12.79    18.72    5.71      8.16
           WITH CDSC*                                        11.79    18.72    5.71      8.16

I SHARES                                      12/31/92       13.90    19.11    5.92      8.27

S&P 500 INDEX                                                11.72    17.21    3.97      8.95

CITIGROUP 3 MONTH TREASURY BILL INDEX                         3.47     2.01    2.14      3.69

HYBRID INDEX (90% of the S&P 500 Index
             and 10% of the Citigroup 3
             Month Treasury Bill Index)                      10.90    15.65    3.87      8.54

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 5.75%, CLASS B SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 5.00% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES AND T SHARES WERE RENAMED I SHARES.

+ The quoted performance of the Life Vision Aggressive Growth Fund includes performance of certain accounts advised by Crestar Bank, for periods dating back to December 31, 1992 and prior to the Mutual Fund's commencement of operations on June 30, 1997, as adjusted to reflect the expenses associated with the Mutual Funds. The accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the accounts had been registered, the account's performance may have been adversely affected. For the period prior to October 16, 2003 (Class A Shares) and April 1, 2005 (Class C Shares formerly L Shares), the quoted performance reflects the performance of the Class I Shares (formerly T Shares).

Class B Shares are closed to new investors.

LIFE VISION CONSERVATIVE FUND

PORTFOLIO MANAGER

-    Alan Gayle

INVESTMENT CONCERNS

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

The Life Vision Conservative Fund targets an bond-equity-cash allocation of 70% Lehman Aggregate Bond Index, 20% S&P 500 Index and 10% Citigroup 3 Month Treasury Bill. For the year ended March 31, 2006, the Fund (I Shares) returned 4.96% compared with a 4.27% return for the benchmark.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The allocations to International, Mid-Caps and Small Caps helped performance throughout the year, while a moderate overweight in equities generally helped performance for most of the year. Individual manager performance was instrumental in the first quarter of 2006.(1)

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

Near-term risks are somewhat elevated at present given the rise in bond yields, higher energy prices, and a flat/inverted yield curve. We are currently neutral in our total equity weight, and we are emphasizing Large Caps, the Growth style and International.(1)

                   FUND ALLOCATION (as of March 31, 2006)(1)
                      as a percentage of total investments

                                   (PIE CHART)

Core Bond Fund ......................   69.9%
Prime Quality Money Market Fund .....    9.0%
International Equity Index Fund .....    5.1%
Large Cap Relative Value Fund .......    3.5%
Capital Appreciation Fund ...........    3.5%
Strategic Quantitative Equity Fund ..    1.5%
Aggressive Growth Stock Fund ........    1.5%
Small-Cap Value Equity Fund .........    1.0%
Small-Cap Growth Fund ...............    1.0%
Mid-Cap Value Equity Fund ...........    1.0%
Mid-Cap Equity Fund .................    1.0%
Large Cap Value Equity Fund .........    1.0%
High Income Fund ....................    1.0%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                                   LIFE VISION CONSERVATIVE FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                               (PERFORMANCE GRAPH)

                                                                          70/20/10 Hybrid Index (70%
                                                          Citigroup 3   Lehman Brothers U.S. Aggregate
              Life Vision     Lehman Brothers                Month       Bond Index, 20% S&P 500 Index
              Conservative     U.S. Aggregate   S&P 500     Treasury       and 10% Citigroup 3 Month
            Fund (I Shares)      Bond Index      Index     Bill Index        Treasury Bill Index)
            ---------------   ---------------   -------   -----------   ------------------------------
3/11/2003        10000             10000         10000          10000                10000
                  9950              9992         10097          10010                10015
                 10472             10242         11652          10038                10494
                 10606             10227         11960          10063                10545
    12/03        11005             10260         13417          10087                10822
                 11268             10532         13645          10110                11063
                 11136             10275         13879          10135                10914
                 11280             10604         13618          10167                11120
    12/04        11676             10705         14876          10212                11402
                 11606             10654         14556          10270                11323
                 11827             10975         14755          10341                11601
                 11879             10901         15287          10423                11640
    12/05        12048             10965         15606          10518                11749
     3/06        12181             10895         16263          10626                11806

This chart assumes an initial hypothetical investment of $10,000 made on 3/11/03. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Lehman Brothers U.S. Aggregate Bond Index, the S&P 500 Index, the Citigroup 3 Month Treasury Bill Index, and a Hybrid blend of 70/20/10 (70% of the Lehman Brothers U.S. Aggregate Bond Index, 20% of the S&P 500 Index and 10% of the Citigroup 3 Month Treasury Bill Index). The Lehman Brothers U.S. Aggregate Bond is comprised of securities that are SEC-registered, taxable, and dollar denominated. The S&P 500 Index is a market value-weighted index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The Citigroup 3 Month Treasury Bill Index tracks the performance of 3 month U.S. Treasury Bills. The indices are unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                                         AVERAGE ANNUAL
                                                                 TOTAL RETURNS AS OF 3/31/06(%)
LIFE VISION                                                    ---------------------------------
CONSERVATIVE FUND                            INCEPTION DATE+   1 YEAR   3 YEAR   SINCE INCEPTION
-----------------                            ---------------   ------   ------   ---------------
A SHARES   WITHOUT SALES CHARGE                  11/11/03        4.63     6.71         6.41
           WITH SALES CHARGE*                                   -0.32     4.98         4.73

B SHARES   WITHOUT CDSC                          03/11/03        4.23     6.36         6.07
           WITH CDSC*                                           -0.77     5.17         5.19

C SHARES   WITHOUT CDSC                          04/04/05        4.13     6.69         6.40
           WITH CDSC*                                            3.13     6.69         6.40
I SHARES                                         11/06/03        4.96     6.98         6.67

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX                        2.26     2.92

S&P 500 INDEX                                                   11.72    17.21           --

CITIGROUP 3 MONTH U.S. TREASURY BILL INDEX                       3.47     2.01           --

HYBRID INDEX (70% Lehman Brothers U.S.
   Aggregate Bond Index, 20% S&P 500
   Index and 10% of the Citigroup 3 Month
   Treasury Bill Index)                                          4.27     5.64           --

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 4.75%, CLASS B SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 5.00% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES AND T SHARES WERE RENAMED I SHARES.

+ For the period prior to November 11, 2003 (Class A Shares) and April 1, 2005 (Class C Shares formerly L Shares), the quoted performance reflects the performance of the Class I Shares (formerly T Shares) and Class B Shares prior to November 6, 2003. The I Shares (formerly the T Shares) opened on November 6, 2003. The performance shown prior to that date is based on the performance of the B Shares.

Class B Shares are closed to new investors.

LIFE VISION GROWTH AND INCOME FUND

PORTFOLIO MANAGER

-    ALAN GAYLE

INVESTMENT CONCERNS

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

The Life Vision Growth and Income Fund targets an equity-bond-cash allocation of 65% S&P 500, 25% Lehman Aggregate Bond Index and 10% Citigroup 3 Month Treasury Bill. For the year ended March 31, 2006, the Fund (I Shares) returned 11.05% compared with a 8.61% return to the benchmark.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The allocations to International, Mid-Caps and Small Caps helped performance throughout the year, while a moderate overweight in equities generally helped performance for most of the year. Individual manager performance was instrumental in the first quarter of 2006.(1)

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

Near-term risks are somewhat elevated at present given the rise in bond yields, higher energy prices, and a flat/inverted yield curve We are currently neutral in our total equity weight, and we are emphasizing Large Caps, the Growth style and International.(1)

                    FUND ALLOCATION (as of March 31, 2006)(1)
                      as a percentage of total investments

                                   (PIE CHART)

Core Bond Fund                     20.9%
Capital Appreciation Fund          18.1%
Large Cap Relative Value Fund      13.9%
International Equity Index Fund    11.2%
Prime Quality Money Market Fund     7.9%
Large Cap Value Equity Fund         5.9%
Strategic Quantative Equity Fund    5.9%
Aggressive Growth Stock Fund        5.3%
Mid-Cap Equity Fund                 4.4%
Mid-Cap Value Equity Fund           2.2%
Small Cap Growth Stock Fund         1.5%
Small Cap Value Equity Fund         1.1%
High Income Fund                    1.0%
Emerging Growth Stock Fund          0.7%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                              LIFE VISION GROWTH AND INCOME FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                               (PERFORMANCE GRAPH)

                                                                          65/25/10 Hybrid Index (65% S&P 500 Index,
            Life Vision      Lehman Brothers               Citigroup 3     25% Lehman Brothers U.S. Aggregate Bond
         Growth and Income    U.S. Aggregate   S&P 500        Month        Index, and 10% of the Citigroup 3 Month
          Fund (I Shares)       Bond Index      Index    Treasury Index              Treasury Bill Index)
         -----------------   ---------------   -------   --------------   -----------------------------------------
 3/96          10000              10000         10000         10000                         10000
               10314              10057         10451         10127                         10303
               10435              10242         10771         10259                         10560
12/96          10918              10550         11673         10391                         11192
               10725              10491         11978         10523                         11381
               12077              10877         14074         10659                         12743
               12951              11240         15132         10797                         13482
12/97          12892              11571         15567         10937                         13843
               14060              11750         17739         11078                         15202
               14043              12025         18325         11219                         15639
               12610              12533         16502         11360                         14700
12/98          14332              12575         20017         11490                         16822
               14401              12511         21014         11617                         17421
               15257              12401         22495         11748                         18298
               14508              12486         21091         11887                         17506
12/99          15472              12471         24229         12035                         19394
               15913              12746         24785         12196                         19817
               15965              12967         24126         12371                         19507
               16375              13358         23893         12555                         19492
12/00          16567              13921         22023         12752                         18547
               15756              14342         19412         12930                         17124
               16450              14422         20548         13068                         17842
               14985              15088         17532         13187                         16227
12/01          16145              15094         19406         13273                         17357
               16366              15108         19459         13331                         17402
               15491              15668         16852         13390                         15994
               13497              16386         13941         13447                         14443
12/02          14210              16644         15116         13499                         15213
               13668              16875         14640         13540                         14992
               15474              17297         16895         13578                         16440
               16046              17272         17342         13612                         16706
12/03          17619              17327         19454         13644                         17981
               18161              17787         19784         13676                         18293
               18177              17354         20123         13708                         18396
               18008              17908         19746         13753                         18312
12/04          19474              18079         21569         13813                         19447
               19268              17993         21105         13891                         19164
               19401              18535         21394         13987                         19481
               19933              18409         22165         14099                         19928
12/05          20466              18519         22628         14228                         20251
 3/06          21397              18400         23580         14373                         20813

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/96. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the S&P 500 Index, the Lehman Brothers U.S. Aggregate Bond Index, the Citigroup 3 Month Treasury Bill Index, and a Hybrid blend of 65/25/10 (65% of the S&P 500 Index, 25% of the Lehman Brothers U.S. Aggregate Bond Index and 10% of the Citigroup 3 Month Treasury Bill Index). The S&P 500 Index is a market value-weighted index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The Lehman Brothers
U.S. Aggregate Bond is comprised of securities that are SEC-registered, taxable, and dollar denominated. The Citigroup 3 Month Treasury Bill Index tracks the performance of 3 month U.S. Treasury Bills. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                                       AS OF 3/31/06 (%)
                                                               ---------------------------------
LIFE VISION GROWTH AND INCOME FUND           INCEPTION DATE+   1 YEAR   3 YEAR   5 YEAR   10 YEAR
----------------------------------           ---------------   ------   ------   ------   -------
A SHARES   WITHOUT SALES CHARGE                  11/05/03       10.73    15.79    6.14      7.81
           WITH SALES CHARGE*                                    4.40    13.53    4.89      7.17

B SHARES   WITHOUT CDSC                          03/11/03       10.21    15.18    5.83      7.66
           WITH CDSC*                                            5.21    14.17    5.51      7.66

C SHARES   WITHOUT CDSC                          04/06/05        9.46    15.55    6.01      7.75
           WITH CDSC*                                            8.46    15.55    6.01      7.75
I SHARES                                         12/31/92       11.05    16.11    6.31      7.90

S&P 500 INDEX                                                   11.72    17.21    3.97      8.95

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX                        2.26     2.92    5.11      6.29

CITIGROUP 3 MONTH U.S. TREASURY BILL INDEX                       3.47     2.01    2.14      3.69

HYBRID INDEX (65% of the S&P 500 Index,
   25% of the Lehman Brothers U.S.
   Aggregate Bond Index and 10% of the
   Citigroup 3 Month Treasury Bill Index)                        8.61    11.56    3.98      7.61

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 5.75%, CLASS B SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 5.00% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES AND T SHARES WERE RENAMED I SHARES.

+ The quoted performance of the Life Vision Growth and Income Fund includes performance of certain accounts advised by Crestar Bank, for periods dating back to December 31, 1992 and prior to the Mutual Fund's commencement of operations on June 30, 1997, as adjusted to reflect the expenses associated with the Mutual Funds. The accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the accounts had been registered, the account's performance may have been adversely affected. For the period prior to November 5, 2003 (Class A Shares) and April 1, 2005 (Class C Shares formerly L Shares), the quoted performance reflects the performance of the Class I Shares (formerly T Shares).

Class B Shares are closed to new investors.

LIFE VISION MODERATE GROWTH FUND

PORTFOLIO MANAGER

-    ALAN GAYLE

INVESTMENT CONCERNS

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalent offer low risk and low return potential.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH
31,2006?

The Life Vision Moderate Growth Fund targets an equity-bond-cash allocation of 50% S&P 500,40% Lehman Brothers US Aggregate Bond index and 10% Citigroup 3 Month Treasury Bill. For the year ended March 31,2006, the Fund (I Shares) returned 8.48% compared with a 7.10% return for the benchmark.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH
31,2006?

The allocations to International, Mid-Caps and Small Caps helped performance throughout the year, while a moderate overweight in equities generally helped performance for most of the year. Individual manager performance was instrumental in the first quarter of 2006. (1)

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

Near-term risks are somewhat elevated at present given the rise in bond yields, higher energy prices, and a flat/inverted yield curve We are currently neutral in our total equity weight, and we are emphasizing Large Caps, the Growth style and International.(1)

                    FUND ALLOCATION (as of March 31, 2006)(1)
                      as a percentage of total investments

                                   (PIE CHART)

Core Bond Fund.....................    40.9%
Capital Appreciation Fund..........    12.8%
Large Cap Relative Value Fund......     9.9%
Prime Quality Money Market Fund....     8.1%
International Equity Index Fund....     8.0%
Strategic Quantative Equity Fund...     4.2%
Large Cap Value Equity Fund........     4.1%
Aggressive Growth Stock Fund.......     3.8%
Mid-Cap Equity Fund................     3.5%
Mid-Cap Value Equity Fund..........     1.6%
Small Cap Growth Stock Fund........     1.1%
High Income Fund...................     1.0%
Small Cap Value Equity Fund........     1.0%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                                LIFE VISION MODERATE GROWTH FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                               (PERFORMANCE GRAPH)

          Life Vision        Lehman                                  50/40/10 Hybrid Index (50% S&P 500 Index,
           Moderate       Brothers U.S.               Citigroup 3    40% Lehman Brothers U.S. Aggregate Bond
        Growth Fund (I   Aggregate Bond   S&P 500   Month Treasury   Index and 10% Citigroup 3 Month Treasury
            Shares)           Index        Index      Bill Index                    Bill Index)
        --------------   --------------   -------   --------------   -----------------------------------------
 3/96        10000            10000        10000         10000                         10000
             10272            10057        10451         10127                         10261
             10391            10242        10771         10259                         10512
12/96        10828            10550        11673         10391                         11094
             10651            10491        11978         10523                         11233
             11834            10877        14074         10659                         12378
             12611            11240        15132         10797                         13034
12/97        12605            11571        15567         10937                         13398
             13605            11750        17739         11078                         14421
             13690            12025        18325         11219                         14816
             12596            12533        16502         11360                         14368
12/98        14011            12575        20017         11490                         15888
             14084            12511        21014         11617                         16269
             14741            12401        22495         11748                         16802
             14047            12486        21091         11887                         16337
12/99        14879            12471        24229         12035                         17540
             15306            12746        24785         12196                         17942
             15320            12967        24126         12371                         17853
             15685            13358        23893         12555                         18020
12/00        15691            13921        22023         12752                         17637
             15170            14342        19412         12930                         16814
             15691            14422        20548         13068                         17371
             14626            15088        17532         13187                         16384
12/01        15518            15094        19406         13273                         17268
             15645            15108        19459         13331                         17314
             15073            15668        16852         13390                         16382
             13686            16386        13941         13447                         15224
12/02        14233            16644        15116         13499                         15992
             13871            16875        14640         13540                         15833
             15350            17297        16895         13578                         17197
             15840            17272        17342         13612                         17426
12/03        17077            17327        19454         13644                         18498
             17609            17787        19784         13676                         18856
             17490            17354        20123         13708                         18837
             17476            17908        19746         13753                         18907
12/04        18601            18079        21569         13813                         19852
             18436            17993        21105         13891                         19615
             18656            18535        21394         13987                         20002
             19007            18409        22165         14099                         20327
12/05        19402            18519        22628         14228                         20609
 3/06        19999            18400        23580         14373                         21008

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/96. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the S&P 500 Index, the Lehman Brothers U.S. Aggregate Bond Index, the Citigroup 3 Month Treasury Bill Index, and a Hybrid blend of 50/40/10 (50% of the S&P 500 Index, 40% of the Lehman Brothers U.S. Aggregate Bond Index and 10% of the Citigroup 3 Month Treasury Bill Index). The S&P 500 Index is a market value-weighted index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings. The Lehman Brothers U.S. Aggregate Bond is comprised of securities that are SEC-registered, taxable, and dollar denominated. The Citigroup 3 Month Treasury Bill Index tracks the performance of 3 month U.S. Treasury Bills. The indices are unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                                 AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/06 (%)
                                                                 ----------------------------------------------
LIFE VISION MODERATE GROWTH FUND              INCEPTION DATE+          1 YEAR   3 YEAR   5 YEAR   10 YEAR
--------------------------------              ----------------         ------   ------   ------   -------
A SHARES   WITHOUT SALES CHARGE                   10/10/03               8.16    12.72    5.54      7.10
           WITH  SALES CHARGE*                                           1.93    10.52    4.30      6.47

B SHARES   WITHOUT CDSC                           03/11/03               7.60    12.15    5.19      6.92
           WITH CDSC*                                                    2.60    11.08    4.86      6.92

C SHARES   WITHOUT CDSC                             4/6/05               7.09    12.49    5.41      7.04
           WITH CDSC*                                                    6.09    12.49    5.41      7.04

I SHARES                                          12/31/92               8.48    12.97    5.68      7.18

S&P 500 INDEX                                                           11.72    17.21    3.97      8.95

LEHMAN BROTHERS U.S. AGGREGRATE BOND INDEX                               2.26     2.92    5.11      6.29

CITIGROUP 3 MONTH U.S. TREASURY BILL INDEX                               3.47     2.01    2.14      3.69

HYBRID INDEX (50% of the S&P 500 Index, 40%
   of the Lehman Brothers U.S. Aggregate
   Bond Index and 10% of the Citigroup 3
   Month Treasury Bill Index)                                           7.10     9.89    4.55      7.71

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 5.75%, CLASS B SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 5.00% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES AND T SHARES WERE RENAMED I SHARES.

+ The quoted performance of the Life Vision Moderate Growth Fund includes performance of certain accounts advised by Crestar Bank, for periods dating back to December 31, 1992 and prior to the Mutual Fund's commencement of operations on June 30, 1997, as adjusted to reflect the expenses associated with the Mutual Funds. The accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the accounts had been registered, the account's performance may have been adversely affected. For the period prior to October 10, 2003 (Class A Shares) and April 1, 2005 (Class C Shares formerly L Shares), the quoted performance reflects the performance of the Class I Shares (formerly T Shares).

     Class B Shares are closed to new investors.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

AGGRESSIVE GROWTH STOCK FUND

--------------------------------------------------------
                                   Shares or
                                   Principal
                                   Amount($)    Value($)
--------------------------------------------------------
COMMON STOCKS (98.4%)
CONSUMER DISCRETIONARY (23.4%)
  Best Buy Co., Inc.                114,700        6,415
  Blue Nile, Inc. *                 118,600        4,174
  Coach, Inc. *                     144,300        4,990
  eBay, Inc. *                      289,700       11,316
  Garmin Ltd.                         4,254          338
  Getty Images, Inc. *               54,102        4,051
  IAC/Interactive Corp. *            85,550        2,521
  Monster Worldwide, Inc. *          69,502        3,465
  Omnicom Group, Inc.                36,800        3,064
  Starbucks Corp. *                 333,100       12,538
  Urban Outfitters, Inc. *          102,700        2,520
  Walt Disney Co. (The)             193,700        5,402
                                                --------
                                                  60,794
                                                --------
CONSUMER STAPLES (3.7%)
  Whole Foods Market, Inc.          144,100        9,574
                                                --------
FINANCIALS (10.0%)
  BlackRock, Inc., Cl A              38,300        5,363
  Calamos Asset Management, Inc.,
    Cl A                             69,100        2,584
  Capital One Financial Corp.        40,500        3,261
  Euronet Worldwide, Inc. *          83,800        3,170
  Fiserv, Inc. *                      6,081          259
  Greenhill & Co., Inc.              20,500        1,355
  Legg Mason, Inc.                   36,100        4,524
  Portfolio Recovery Associates,
    Inc. *                           70,500        3,302
  SLM Corp.                          42,500        2,207
                                                --------
                                                  26,025
                                                --------
HEALTH CARE (17.4%)
  Alcon, Inc.                        52,500        5,474
  Celgene Corp. *                    96,900        4,285
  Covance, Inc. *                    24,500        1,439
  Edwards Lifesciences Corp. *       30,100        1,309
  Foxhollow Technologies, Inc. *     69,100        2,111
  Gen-Probe, Inc. *                  25,100        1,384
  Genentech, Inc. *                  62,241        5,260
  Gilead Sciences, Inc. *           176,050       10,955
  IDEXX Laboratories, Inc. *         26,800        2,314
  Kyphon, Inc. *                     53,100        1,975
  Laboratory Corp. of America
    Holdings *                        1,472           86
  Psychiatric Solutions, Inc. *     165,900        5,496
  Varian Medical Systems, Inc. *     56,700        3,184
                                                --------
                                                  45,272
                                                --------

--------------------------------------------------------
                                   Shares or
                                   Principal
                                   Amount($)    Value($)
--------------------------------------------------------
INFORMATION TECHNOLOGY (37.8%)
  Alliance Data Systems Corp. *      90,200        4,219
  Apple Computer, Inc. *            199,800       12,531
  aQuantive, Inc. *                 231,200        5,442
  Broadcom Corp., Cl A *            160,400        6,923
  CheckFree Corp. *                   4,869          246
  Cisco Systems, Inc. *              19,225          417
  CNET Networks, Inc. *             209,900        2,983
  Cognizant Technology Solutions
    Corp., Cl A *                   211,400       12,575
  Digital Insight Corp. *            38,000        1,383
  F5 Networks, Inc. *                48,500        3,516
  First Data Corp.                    3,382          158
  Google, Inc. *                     20,500        7,995
  International Business Machines
    Corp.                             4,252          351
  Microsoft Corp.                    29,054          791
  Paychex, Inc.                     149,400        6,224
  QUALCOMM, Inc.                    245,700       12,435
  SiRF Technology Holdings, Inc.
    *                                60,900        2,156
  SRA International, Inc., Cl A *   194,000        7,320
  Yahoo!, Inc. *                    332,700       10,733
                                                --------
                                                  98,398
                                                --------
SOFTWARE (0.7%)
  Adobe Systems, Inc.                54,000        1,886
                                                --------
TELECOMMUNICATION SERVICES (5.4%)
  NII Holdings, Inc. *              163,300        9,629
  Sprint Nextel Corp.               137,581        3,555
  Time Warner Telecom, Inc., Cl A
    *                                40,700          731
                                                --------
                                                  13,915
                                                --------
Total Common Stocks
  (Cost $225,221)                                255,864
                                                --------
DEPOSITARY RECEIPTS (0.1%)
  Nasdaq-100 Trust, Ser 1             7,609          319
                                                --------
Total Depositary Receipts
  (Cost $279)                                        319
                                                --------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

AGGRESSIVE GROWTH STOCK FUND -- CONCLUDED

--------------------------------------------------------
                                   Shares or
                                   Principal
                                   Amount($)    Value($)
--------------------------------------------------------
REPURCHASE AGREEMENT (4.9%)
  Merrill Lynch & Co., Inc.,
    4.725%, dated 03/31/06, to be
    repurchased on 04/03/06,
    repurchase price $12,617,851
    (collateralized by U.S.
    Government Agencies; 5.500%,
    02/01/35; total market value
    $12,868,174)                     12,613       12,613
                                                --------
Total Repurchase Agreement
  (Cost $12,613)                                  12,613
                                                --------
Total Investments
  (Cost $238,113) (a) -- 103.4%                  268,796
Liabilities in excess of other
  assets -- (3.4)%                                (8,830)
                                                --------
Net Assets -- 100.0%                            $259,966
                                                ========

---------------

*  Non-income producing security.

(a)Cost for federal income tax purposes is $238,401
   (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation.................   $36,604
      Unrealized Depreciation.................    (6,209)
                                                 -------
      Unrealized Appreciation
        (Depreciation)........................   $30,395
                                                 =======

Cl    -- Class

Ser   -- Series

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

CAPITAL APPRECIATION FUND

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
COMMON STOCKS (97.4%)
CONSUMER DISCRETIONARY (16.8%)
  Advance Auto Parts, Inc.        444,400        18,505
  Bed Bath & Beyond, Inc. *       300,000        11,520
  Dow Jones & Co., Inc. (b)       295,400        11,609
  Harley-Davidson, Inc.           529,700        27,481
  Home Depot, Inc. (The) (b)      662,900        28,041
  Lowe's Cos., Inc. (b)           519,000        33,443
  Marriott International,
    Inc., Cl A                    187,700        12,876
  New York Times Co. (The),
    Cl A (b)                      374,500         9,479
  Newell Rubbermaid, Inc.
    (b)                           532,000        13,401
  NIKE, Inc., Cl B                175,400        14,927
  Time Warner, Inc.               840,100        14,105
  TJX Cos., Inc. (The)            652,000        16,183
  Univision Communications,
    Inc., Cl A * (b)              584,300        20,141
  Walt Disney Co. (The) (b)       420,000        11,714
                                             ----------
                                                243,425
                                             ----------
CONSUMER STAPLES (3.3%)
  Colgate-Palmolive Co.           240,800        13,750
  Comcast Corp., Cl A * (b)       374,500         9,782
  Estee Lauder Cos., Inc.
    (The), Cl A (b)               300,000        11,157
  Wal-Mart Stores, Inc.           292,800        13,831
                                             ----------
                                                 48,520
                                             ----------
ENERGY (4.5%)
  Anadarko Petroleum Corp.
    (b)                           169,000        17,071
  Exxon Mobil Corp.               795,300        48,402
                                             ----------
                                                 65,473
                                             ----------
FINANCIALS (15.3%)
  American Express Co.            480,000        25,224
  American International
    Group, Inc.                   211,000        13,945
  Chubb Corp. (The)               455,000        43,426
  Goldman Sachs Group, Inc.
    (The) (b)                     145,000        22,759
  JPMorgan Chase & Co.            697,800        29,056
  Merrill Lynch & Co., Inc.
    (b)                           204,000        16,067
  MGIC Investment Corp. (b)       500,000        33,315
  Morgan Stanley                  175,200        11,006

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
FINANCIALS--CONTINUED
  SLM Corp.                       301,900        15,681
  Wells Fargo & Co.               190,000        12,135
                                             ----------
                                                222,614
                                             ----------
HEALTH CARE (14.4%)
  AmerisourceBergen Corp.
    (b)                           342,200        16,518
  Amgen, Inc. * (b)               234,200        17,038
  Baxter International, Inc.      974,000        37,800
  Becton, Dickinson & Co.         548,800        33,795
  Forest Laboratories, Inc.
    *                             530,400        23,672
  Health Management
    Associates, Inc., Cl A
    (b)                           748,000        16,134
  Pfizer, Inc.                    676,600        16,861
  Quest Diagnostics, Inc.         290,000        14,877
  Schering-Plough Corp.           598,300        11,362
  Tenet Healthcare Corp. *
    (b)                           948,500         7,000
  Universal Health Services,
    Inc., Cl B (b)                276,600        14,049
                                             ----------
                                                209,106
                                             ----------
INDUSTRIALS (17.4%)
  Danaher Corp.                   376,900        23,952
  Emerson Electric Co.            278,800        23,316
  General Electric Co.            535,000        18,607
  Honeywell International,
    Inc.                          900,000        38,493
  Illinois Tool Works, Inc.       210,700        20,293
  Lockheed Martin Corp.           222,300        16,701
  Raytheon Co. (b)                852,200        39,065
  Southwest Airlines Co.          825,000        14,842
  Union Pacific Corp.             292,600        27,314
  United Parcel Service,
    Inc., Cl B (b)                190,000        15,082
  Waste Management, Inc.          447,900        15,811
                                             ----------
                                                253,476
                                             ----------
INFORMATION TECHNOLOGY (22.4%)
  Analog Devices, Inc. (b)        375,300        14,370
  Automatic Data Processing,
    Inc.                          542,000        24,759
  CheckFree Corp. * (b)           728,800        36,803
  Cisco Systems, Inc. *           600,000        13,002
  Comverse Technology, Inc.
    *                             720,000        16,942
  Electronic Data Systems
    Corp. (b)                     378,900        10,166

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

CAPITAL APPRECIATION FUND -- CONCLUDED

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
INFORMATION TECHNOLOGY--CONTINUED
  International Business
    Machines Corp.                370,700        30,572
  Intersil Corp., Cl A (b)        456,700        13,208
  LSI Logic Corp. * (b)         1,251,000        14,462
  Maxim Integrated Products,
    Inc.                          670,000        24,891
  Microsoft Corp. (b)           1,550,000        42,175
  Oracle Corp. *                1,174,300        16,076
  Paychex, Inc. (b)               897,800        37,401
  Symantec Corp. *              1,036,100        17,438
  VeriSign, Inc. * (b)            552,800        13,262
                                             ----------
                                                325,527
                                             ----------
MATERIALS (1.2%)
  Rohm & Haas Co.                 350,000        17,105
                                             ----------
TELECOMMUNICATION SERVICES (2.1%)
  AT&T, Inc. (b)                  650,000        17,576
  Sprint Nextel Corp.             507,200        13,106
                                             ----------
                                                 30,682
                                             ----------
Total Common Stocks
  (Cost $1,249,855)                           1,415,928
                                             ----------
SHORT-TERM INVESTMENTS (23.6%)
  CSFB Enhanced Liquidity
    Portfolio, 5.006% (c)     342,342,038       342,342
                                             ----------
Total Short-Term Investments
  (Cost $342,342)                               342,342
                                             ----------

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
REPURCHASE AGREEMENT (2.7%)
  Bear Stearns & Co., Inc.,
    4.745% dated 03/31/06,
    to be repurchased on
    04/03/06, repurchase
    price $38,668,827
    (collateralized by U.S.
    Government Agencies,
    5.000%, due 06/15/31;
    total market value
    $39,428,807)                   38,654        38,654
                                             ----------
Total Repurchase Agreement
  (Cost $38,654)                                 38,654
                                             ----------
Total Investments
  (Cost $1,630,851) (a) -- 123.7%             1,796,924

Liabilities in excess of
  other assets -- (23.7)%                      (344,072)
                                             ----------
Net Assets -- 100.0%                         $1,452,852
                                             ==========

---------------

*  Non-income producing security.

(a)Cost for federal income tax purposes is $1,631,206
   (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation................   $199,024
      Unrealized Depreciation................    (33,307)
                                                --------
      Unrealized Appreciation
        (Depreciation).......................   $165,717
                                                ========

(b)This security or a partial position of the security was on loan at March 31, 2006. The total value of securities on loan at March 31, 2006 in thousands was $332,407.

(c)This security was purchased with cash collateral held from securities lending.

Cl    -- Class

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

EMERGING GROWTH STOCK FUND

---------------------------------------------------------
                                     Shares or
                                     Principal
                                     Amount($)   Value($)
---------------------------------------------------------
COMMON STOCKS (99.5%)
CONSUMER DISCRETIONARY (17.8%)
  Blue Nile, Inc. *                    37,000      1,301
  Getty Images, Inc. *                 14,100      1,056
  Life Time Fitness, Inc. *            21,400      1,003
  Martha Stewart Living Omnimedia,
    Inc., Cl A *                       25,000        422
  Monster Worldwide, Inc. *             7,300        364
  Nutri/System, Inc. *                 23,600      1,121
  Polo Ralph Lauren Corp.              20,700      1,255
  Stamps.com, Inc. *                    7,800        275
  Urban Outfitters, Inc. *             40,500        994
  Volcom, Inc. *                       24,900        885
                                                 -------
                                                   8,676
                                                 -------
CONSUMER STAPLES (3.2%)
  Whole Foods Market, Inc.             23,500      1,561
                                                 -------
FINANCIALS (15.0%)
  BlackRock, Inc., Cl A                 8,400      1,176
  Calamos Asset Management, Inc.,
    Cl A                               31,200      1,167
  Euronet Worldwide, Inc. *            37,900      1,434
  Greenhill & Co., Inc.                10,800        714
  Legg Mason, Inc.                      9,500      1,191
  Portfolio Recovery Associates,
    Inc. *                             34,500      1,615
                                                 -------
                                                   7,297
                                                 -------
HEALTH CARE (21.2%)
  Amylin Pharmaceuticals, Inc. *       10,600        519
  Celgene Corp. *                      28,000      1,238
  Covance, Inc. *                      17,400      1,022
  Foxhollow Technologies, Inc. *       26,000        794
  Gen-Probe, Inc. *                    17,300        954
  IDEXX Laboratories, Inc. *            6,700        579
  Kyphon, Inc. *                       19,500        725
  Neurocrine Biosciences, Inc. *       10,350        668
  Psychiatric Solutions, Inc. *        49,300      1,634
  Varian Medical Systems, Inc. *       20,300      1,140

---------------------------------------------------------
                                     Shares or
                                     Principal
                                     Amount($)   Value($)
---------------------------------------------------------
HEALTH CARE--CONTINUED
  Ventana Medical Systems, Inc. *      19,700        823
  Vertex Pharmaceuticals, Inc. *        6,400        234
                                                 -------
                                                  10,330
                                                 -------
INDUSTRIALS (8.1%)
  AirTran Holdings, Inc. *            102,900      1,863
  Corporate Executive Board Co.
    (The)                              10,000      1,009
  Mobile Mini, Inc. *                  16,000        495
  US Airways Group, Inc. *             15,000        600
                                                 -------
                                                   3,967
                                                 -------
INFORMATION TECHNOLOGY (25.3%)
  aQuantive, Inc. *                    84,600      1,990
  Broadcom Corp., Cl A *               23,650      1,021
  Cognizant Technology Solutions
    Corp., Cl A *                      27,800      1,654
  Digital Insight Corp. *              15,600        568
  F5 Networks, Inc. *                  23,800      1,725
  Marchex, Inc., Cl B *                10,200        219
  Paychex, Inc.                        24,400      1,017
  SiRF Technology Holdings, Inc. *     32,800      1,161
  SRA International, Inc., Cl A *      36,200      1,366
  Stellent, Inc.                       20,200        240
  ViaSat, Inc. *                       21,600        619
  WebSideStory, Inc. *                 40,400        694
                                                 -------
                                                  12,274
                                                 -------
TELECOMMUNICATION SERVICES (8.9%)
  Crown Castle International Corp.
    *                                  18,900        536
  NII Holdings, Inc. *                 38,200      2,252
  SBA Communications Corp., Cl A *     10,200        239
  Time Warner Telecom, Inc., Cl A *    72,400      1,300
                                                 -------
                                                   4,327
                                                 -------
Total Common Stocks (Cost $37,595)                48,432
                                                 -------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

EMERGING GROWTH STOCK FUND -- CONCLUDED

---------------------------------------------------------
                                     Shares or
                                     Principal
                                     Amount($)   Value($)
---------------------------------------------------------
REPURCHASE AGREEMENT (1.5%)
  Merrill Lynch & Co., Inc.,
    4.725%, dated 03/31/06, to be
    repurchased on 04/03/06,
    repurchase price $743,053
    (collateralized by U.S.
    Government Agencies, 5.500%,
    due 02/01/35; total market
    value $759,090)                       743        743
                                                 -------
Total Repurchase Agreement (Cost
  $743)                                              743
                                                 -------
Total Investments (Cost $38,338)
  (a) -- 101.0%                                   49,175

Liabilities in excess of other
  assets -- (1.0)%                                  (472)
                                                 -------
Net Assets -- 100.0%                             $48,703
                                                 =======

---------------

*  Non-income producing security.

(a)Cost for federal income tax purposes is $38,416 (amount in thousands). Unrealized appreciation/(depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation.................   $11,490
      Unrealized Depreciation.................      (731)
                                                 -------
      Unrealized Appreciation
        (Depreciation)........................   $10,759
                                                 =======

Cl    -- Class

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

INTERNATIONAL EQUITY FUND

-------------------------------------------------------
                                Shares        Value($)
-------------------------------------------------------
FOREIGN COMMON STOCKS (96.7%)
AUSTRALIA (4.2%)
  Australia & New Zealand
    Banking Group Ltd.            315,590         5,986
  BHP Billiton Ltd.                25,863           518
  Caltex Australia Ltd.            36,395           500
  CSR Ltd.                        163,830           523
  David Jones Ltd. (b)            218,891           439
  Downer EDI Ltd.                 526,024         3,339
  James Hardie Industries NV       70,496           478
  OneSteel Ltd.                   162,161           478
  Pacifica Group Ltd.              11,037            16
  Promina Group Ltd.            1,279,074         5,007
  Qantas Airways Ltd.           1,622,863         4,112
  QBE Insurance Group Ltd.         30,781           482
  Rio Tinto Group Ltd. (b)        127,427         7,191
  St. George Bank Ltd.            216,364         4,776
  UXC Ltd.                         31,881            26
  Westpac Banking Corp.           325,238         5,545
  Woodside Petroleum Ltd.          15,434           502
                                             ----------
                                                 39,918
                                             ----------
BELGIUM (0.5%)
  Fortis                           36,140         1,291
  Fortis SA                        97,746         3,487
                                             ----------
                                                  4,778
                                             ----------
DENMARK (0.5%)
  Danske Bank A/S (b)             138,317         5,133
                                             ----------
FINLAND (2.0%)
  Fortum Corp. (b)                211,388         5,333
  Nokia Corp., Cl A (b)           560,165        11,593
  Tietoenator Oyj (b)              56,533         2,208
                                             ----------
                                                 19,134
                                             ----------
FRANCE (10.5%)
  Air France-KLM                   93,000         2,190
  Atos Origin SA *                 44,653         3,309
  AXA (b)                         268,600         9,425
  BNP Paribas (b)                 119,501        11,099
  BNP Paribas *                    11,786         1,058
  Bouygues SA                      27,624         1,468
  Compagnie de Saint-Gobain
    (b)                            58,943         4,117
  France Telecom SA               240,638         5,412
  Lafarge SA                       56,984         6,456
  PSA Peugeot Citroen SA (b)       36,443         2,296
  Sanofi-Aventis                   65,495         6,230
  Schneider Electric SA (b)        47,694         5,149

-------------------------------------------------------
                                Shares        Value($)
-------------------------------------------------------
FRANCE--CONTINUED
  Societe Generale (b)             59,815         8,994
  SUEZ SA (b)                     188,537         7,429
  TOTAL SA                         36,648         9,667
  VINCI SA                         67,173         6,621
  Vivendi Universal SA (b)        236,326         8,115
                                             ----------
                                                 99,035
                                             ----------
GERMANY (8.4%)
  Adidas-Salomon AG                25,398         5,026
  Allianz AG                       52,935         8,849
  BASF AG                          91,849         7,198
  Bayer AG                         40,174         1,611
  Continental AG                   56,653         6,250
  DaimlerChrysler AG               41,597         2,390
  Deutsche Bank AG                 53,691         6,125
  Deutsche Telekom AG             327,333         5,521
  E.ON AG                          79,806         8,785
  Fresenius AG-Preferred           17,762         3,191
  MAN AG                           76,267         5,304
  PUMA Rudolf Dassler Sport
    AG *                            9,840         3,719
  SAP AG                           18,615         4,044
  Schering AG                      73,944         7,686
  ThyssenKrupp AG                 145,199         4,189
                                             ----------
                                                 79,888
                                             ----------
HONG KONG (1.5%)
  China Mobile Ltd.               657,500         3,452
  China Resources Power
    Holdings Co. Ltd.           1,928,000         1,404
  CNOOC Ltd.                    3,744,538         2,896
  Guoco Group Ltd.                237,000         3,035
  Wing Hang Bank Ltd.             369,500         3,103
                                             ----------
                                                 13,890
                                             ----------
IRELAND (0.8%)
  Anglo Irish Bank Corp. PLC       94,132         1,551
  CRH PLC                         169,285         5,908
                                             ----------
                                                  7,459
                                             ----------
ITALY (2.0%)
  Banca Intesa SpA              1,040,601         6,216
  Benetton Group SpA              183,104         2,733
  Eni SpA (b)                     275,642         7,843
  UniCredito Italiano SpA         356,418         2,576
                                             ----------
                                                 19,368
                                             ----------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

INTERNATIONAL EQUITY FUND -- CONTINUED

-------------------------------------------------------
                                Shares        Value($)
-------------------------------------------------------
JAPAN (24.2%)
  Aisin Seiki Co. Ltd.            101,700         3,958
  Amano Corp.                      99,600         1,735
  Astellas Pharma, Inc.            56,500         2,146
  Brothers Industries Ltd.        261,000         2,859
  Canon, Inc.                      92,700         6,136
  Central Japan Railway Co.           389         3,834
  Daicel Chemical Industries
    Ltd.                          426,300         3,590
  Daiichi Sankyo Co. Ltd.         106,000         2,419
  Daiwa Securities Group,
    Inc.                          482,000         6,467
  DENSO Corp.                     104,100         4,113
  East Japan Railway Co.              249         1,845
  Electric Power Development
    Co. Ltd.                      136,140         4,315
  EXEDY Corp.                      57,800         1,871
  Fujikura Ltd.                   154,000         1,744
  Fujitsu Ltd.                    195,000         1,645
  Honda Motor Co. Ltd.             84,800         5,253
  Ibiden Co. Ltd.                  41,100         2,078
  ITOCHU Corp.                    407,000         3,497
  KDDI Corp.                          248         1,326
  Keisei Electric Railway
    Co. Ltd.                      225,000         1,553
  Kitz Corp.                      390,000         3,738
  Komatsu Ltd.                    289,000         5,513
  Kubota Corp.                    253,000         2,730
  Lawson, Inc.                     23,300           877
  Makita Corp.                    101,600         3,134
  Matsushita Electric
    Industrial Co. Ltd.           140,000         3,111
  Mitsubishi Corp.                327,800         7,465
  Mitsubishi Tokyo Financial
    Group, Inc.                       778        11,900
  Mitsubishi UFJ Securities
    Co. Ltd.                      125,000         2,008
  Mitsui Fudosan Co. Ltd.
    (b)                           186,000         4,275
  Mitsui O.S.K. Lines Ltd.        421,000         2,848
  Mitsui Trust Holdings,
    Inc.                          154,000         2,252
  Mizuho Financial Group,
    Inc.                            1,133         9,272
  NGK Spark Plug Co. Ltd.         199,000         4,642
  Nidec Corp.                      15,600         1,281
  Nihon Parkerizing Co. Ltd.       57,000           878
  Nikko Cordial Corp.             245,800         4,073

-------------------------------------------------------
                                Shares        Value($)
-------------------------------------------------------
JAPAN--CONTINUED
  Nippon Telegraph &
    Telephone Corp.                   762         3,270
  NSK Ltd.                        431,000         3,743
  Okinawa Electric Power
    Co., Inc. (The)                72,900         4,380
  ORIX Corp.                       21,850         6,805
  Ricoh Co. Ltd.                  116,000         2,267
  Ryohin Keikaku Co. Ltd.          47,200         3,959
  Sankyo Co. Ltd.                  39,800         2,739
  Sega Sammy Holdings, Inc.        92,300         3,749
  Shin-Etsu Chemical Co.
    Ltd.                           50,900         2,764
  Sompo Japan Insurance,
    Inc.                          115,000         1,668
  Sumitomo Chemical Co. Ltd.      228,000         1,856
  Sumitomo Corp.                  550,000         7,833
  Sumitomo Electric
    Industries Ltd.               109,700         1,739
  Sumitomo Metal Industries
    Ltd.                        1,090,000         4,678
  Sumitomo Mitsui Financial
    Group, Inc.                       429         4,739
  Takeda Pharmaceutical Co.
    Ltd.                          117,500         6,700
  Tokyo Ohka Kogyo Co. Ltd.       121,400         3,776
  Tokyo Steel Manufacturing
    Co. Ltd.                      121,800         2,474
  Toyota Motor Corp.              245,600        13,419
  Trans Cosmos, Inc. (b)           70,200         2,273
  Tsubakimoto Chain Co.           321,000         2,406
  UNY Co. Ltd.                    163,000         2,608
  Yamaha Motor Co. Ltd.           144,400         3,571
  Yamatake Corp.                  106,800         2,518
                                             ----------
                                                228,315
                                             ----------
NETHERLANDS (3.9%)
  ABN AMRO Holding NV             316,831         9,497
  Akzo Nobel NV                    91,512         4,856
  ASML Holding NV *                79,432         1,622
  ING Groep NV                    255,550        10,094
  Royal KPN NV (b)                306,509         3,454
  Royal Philips Electronics
    NV (b)                        231,449         7,822
                                             ----------
                                                 37,345
                                             ----------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

INTERNATIONAL EQUITY FUND -- CONTINUED

-------------------------------------------------------
                                Shares        Value($)
-------------------------------------------------------
NEW ZEALAND (0.6%)
  Fletcher Building Ltd. (b)      811,781         4,447
  Warehouse Group Ltd. (The)      690,075         1,643
                                             ----------
                                                  6,090
                                             ----------
NORWAY (2.1%)
  DNB NOR ASA (b)                 242,711         3,270
  Norsk Hydro ASA                  40,511         5,615
  Orkla ASA                       142,191         7,055
  Telenor ASA                     324,482         3,492
                                             ----------
                                                 19,432
                                             ----------
PORTUGAL (0.2%)
  Energias de Portugal SA         568,919         2,234
                                             ----------
SINGAPORE (0.8%)
  Jurong Technologies
    Industrial Corp. Ltd.       1,649,000         1,633
  SembCorp Industries Ltd.      1,188,000         2,574
  United Overseas Bank Ltd.       388,354         3,750
                                             ----------
                                                  7,957
                                             ----------
SOUTH KOREA (0.1%)
  Samsung Securities Co.
    Ltd. *                         15,550           832
                                             ----------
SPAIN (2.4%)
  Banco Santander Central
    Hispano SA                    594,604         8,681
  Endesa SA                        67,106         2,166
  Repsol YPF SA                   200,344         5,690
  Telefonica SA                   292,365         4,588
  Union Fenosa SA (b)              48,710         1,852
                                             ----------
                                                 22,977
                                             ----------
SWEDEN (2.7%)
  Alfa Laval AB                    81,600         2,196
  Autoliv, Inc.                    35,891         2,038
  Nordea Bank AB                  198,075         2,449
  Sandvik AB                       69,902         4,135
  Svenska Handelsbanken AB,
    Cl A                          112,501         3,129
  Swedish Match AB                237,300         3,246
  Telefonaktiebolaget LM
    Ericsson                    2,155,989         8,197
                                             ----------
                                                 25,390
                                             ----------
SWITZERLAND (6.2%)
  Credit Suisse Group             191,781        10,764
  Nestle SA                        38,841        11,533

-------------------------------------------------------
                                Shares        Value($)
-------------------------------------------------------
SWITZERLAND--CONTINUED
  Novartis AG                     247,043        13,742
  Roche Holding Ltd.               49,893         7,431
  UBS AG                           65,007         7,143
  Zurich Financial Services
    *                              33,236         7,810
                                             ----------
                                                 58,423
                                             ----------
THAILAND (0.1%)
  Delta Electronics PCL         2,466,100         1,250
                                             ----------
UNITED KINGDOM (23.0%)
  Alliance UniChem PLC            259,216         4,035
  Anglo American PLC              229,699         8,851
  Anglo Irish Bank Corp. PLC      160,054         2,638
  AstraZeneca PLC                 232,996        11,738
  Aviva PLC                       549,584         7,633
  AWG PLC                         231,247         4,596
  Barratt Developments PLC        143,421         2,639
  BHP Billiton PLC                452,125         8,259
  Bodycote International PLC      790,000         3,788
  BP PLC                        1,717,138        19,717
  Bradford & Bingley PLC          457,847         3,971
  British Airways PLC *           828,833         5,086
  British American Tobacco
    PLC                           320,426         7,760
  BT Group PLC                  1,403,711         5,414
  CRH PLC                           8,347           292
  Enterprise Inns PLC             367,105         6,071
  First Choice Holidays PLC     1,273,412         4,762
  GlaxoSmithKline PLC             428,317        11,198
  HBOS PLC                        598,043         9,984
  HSBC Holdings PLC             1,053,404        17,658
  National Grid PLC               486,274         4,836
  Old Mutual PLC                  981,776         3,432
  Royal & Sun Alliance
    Insurance Group PLC         1,689,679         4,043
  Royal Bank of Scotland
    Group PLC (The)               436,225        14,194
  Royal Dutch Shell PLC, Cl
    A                             485,481        15,163
  Royal Dutch Shell PLC, Cl
    B                             198,156         6,444
  Scottish & Newcastle PLC        286,111         2,585
  Taylor Woodrow PLC              362,715         2,546
  Tomkins PLC                     596,300         3,483

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

INTERNATIONAL EQUITY FUND -- CONCLUDED

-------------------------------------------------------
                                Shares        Value($)
-------------------------------------------------------
UNITED KINGDOM--CONTINUED
  Vodafone Group PLC            5,841,910        12,229
  WH Smith PLC                    236,093         1,693
                                             ----------
                                                216,738
                                             ----------
Total Foreign Common Stocks
  (Cost $713,341)                               915,586
                                             ----------
RIGHTS (0.0%)
FRANCE (0.0%)
  Vinci SA, expiring
    04/13/06                       67,173           144
                                             ----------
Total Rights (Cost $615)                            144
                                             ----------
SHORT-TERM INVESTMENTS (12.5%)
  Brown Brothers Harriman &
    Co., Cayman Islands Cash
    Sweep, 3.970%              16,511,703        16,512
  CSFB Enhanced Liquidity
    Portfolio, 5.006% (c)     101,978,870       101,979
                                             ----------
Total Short-Term Investments
  (Cost $118,491)                               118,491
                                             ----------
Total Investments (Cost
  $832,447) (a) -- 109.2%                     1,034,221

Liabilities in excess of
  other assets -- (9.2)%                        (86,987)
                                             ----------
Net Assets -- 100.0%                         $  947,234
                                             ==========

---------------

*  Non-income producing security.

(a)Cost for federal income tax purposes is $838,692
   (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation.................   $198,968
      Unrealized Depreciation.................     (3,438)
                                                 --------
      Unrealized Appreciation
        (Depreciation)........................   $195,530
                                                 ========

(b)This security or a partial position of the security was on loan at March 31, 2006. The total value of securities on loan at March 31, 2006 in thousands was $97,223.

(c)This security was purchased with cash collateral held from securities lending.

Cl    -- Class

PLC   -- Public Limited Company

PCL   -- Public Company Limited

The investment concentrations for the International Equity Fund as a percentage of net assets, by industry, as of March 31, 2006, were as follows (unaudited):

Consumer Discretionary                            11.6%
Consumer Staples                                   3.8
Energy                                             8.2
Financials                                        29.4
Health Care                                        8.1
Industrials                                       11.7
Information Technology                             5.3
Materials                                          8.4
Short-Term Investments                            12.5
Telecommunication Services                         5.2
Utilities                                          5.0

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

INTERNATIONAL EQUITY INDEX FUND

-------------------------------------------------------
                                   Shares      Value($)
-------------------------------------------------------
FOREIGN COMMON STOCKS (94.7%)
AUSTRALIA (3.1%)
  Alumina Ltd.                       63,113         335
  Amcor Ltd.                         48,118         255
  AMP Ltd.                           87,482         543
  Australia & New Zealand
    Banking Group Ltd.               80,024       1,518
  Australian Gas Light Co. (b)       33,400         443
  BHP Billiton Ltd.                 154,230       3,090
  BlueScope Steel Ltd.               45,870         236
  Boral Ltd.                         39,864         254
  Brambles Industries Ltd.           53,347         410
  Coca-Cola Amatil Ltd.              44,915         232
  Coles Myer Ltd.                    64,040         490
  Commonwealth Bank of
    Australia                        55,727       1,807
  CSL Ltd.                           10,412         408
  CSR Ltd.                           88,300         282
  Foster's Group Ltd.               109,599         417
  Insurance Australia Group
    Ltd. (b)                         87,026         341
  John Fairfax Holdings Ltd.         82,219         236
  Lend Lease Corp. Ltd.              27,713         275
  Macquarie Bank Ltd.                13,308         616
  Macquarie Infrastructure
    Group                           145,093         396
  Mayne Group Ltd.                   66,774         164
  Mayne Pharma Ltd. *                54,565         116
  Mirvac Group Ltd.                  90,741         276
  National Australia Bank Ltd.       69,915       1,886
  Newcrest Mining Ltd.               15,848         265
  Orica Ltd.                         18,249         303
  Origin Energy Ltd.                 63,473         333
  QBE Insurance Group Ltd.           37,035         580
  Rinker Group Ltd.                  46,966         667
  Rio Tinto Group Ltd.               12,892         728
  Santos Ltd.                        46,285         377
  Stockland Trust Group              99,741         480
  Suncorp-Metway Ltd.                39,016         543
  TABCORP Holdings Ltd.              30,565         338
  Telstra Corp. Ltd. (b)            113,153         303
  Wesfarmers Ltd.                    20,271         506
  Westfield Group                    71,524         875
  Westpac Banking Corp.              78,972       1,346
  Woodside Petroleum Ltd.            26,781         872
  Woolworths Ltd.                    55,678         750
                                               --------
                                                 24,292
                                               --------

-------------------------------------------------------
                                   Shares      Value($)
-------------------------------------------------------
AUSTRIA (1.7%)
  BOHLER-UDDEHOLM AG                  3,498         721
  Erste Bank der
    oesterreichischen
    Sparkassen AG                    36,107       2,128
  Flughafen Wien AG                   3,519         276
  Immofinanz Immobilien Anlagen
    AG *                             59,027         612
  Mayr Melnhof Karton AG                457          82
  Meinl European Land Ltd. *         41,086         772
  OMV AG                             41,904       2,802
  Raiffeisen International
    Bank-Holding AG *                 7,383         630
  RHI AG *                            6,822         222
  Telekom Austria AG                 87,975       2,072
  Verbund AG (b)                      2,106         937
  voestalpine AG                      5,667         793
  Wiener Staedtische Allgemeine
    Versicherung AG                   6,465         400
  Wienerberger AG                    14,658         737
                                               --------
                                                 13,184
                                               --------
BELGIUM (1.6%)
  Agfa-Gevaert NV                    11,493         219
  Barco NV                            1,968         168
  Belgacom SA                        15,147         484
  Delhaize Group                      6,891         494
  Dexia Group                        48,955       1,266
  Fortis                            108,649       3,882
  Groep Colruyt                       1,892         283
  Groupe Bruxelles Lambert SA         7,105         790
  InBev                              16,786         787
  KBC Bank & Insurance Holding
    Co. NV                           16,510       1,773
  Mobistar SA                         3,144         228
  NV Bekaert SA                       1,916         197
  NV Umicore SA                       2,992         414
  Omega Pharma NV                     2,451         150
  SA D'Ieteren NV                       627         188
  Solvay SA                           6,085         703
  UCB SA                              8,683         427
                                               --------
                                                 12,453
                                               --------
DENMARK (1.0%)
  A.P. Moller-Maersk A/S                133       1,143
  Carlsberg A/S, Cl B                 4,050         264
  Coloplast A/S, Cl B                 3,444         259
  Danisco A/S                         5,509         446
  Danske Bank A/S (b)                45,668       1,694

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

INTERNATIONAL EQUITY INDEX FUND -- CONTINUED

-------------------------------------------------------
                                   Shares      Value($)
-------------------------------------------------------
DENMARK--CONTINUED
  DSV A/S                             3,150         420
  East Asiatic Co. A/S (b)            3,225         133
  FLS Industries A/S (b)              5,500         221
  GN Store Nord A/S                  27,300         377
  H. Lundbeck A/S (b)                 7,700         169
  Novo Nordisk A/S, Cl B             25,987       1,617
  Novozymes A/S, Cl B                 6,020         408
  Topdanmark A/S *                    2,500         313
  Vestas Wind Systems A/S *          20,238         505
  William Demant Holding *            3,857         256
                                               --------
                                                  8,225
                                               --------
FINLAND (0.9%)
  Cargotec Corp., Cl B                5,572         228
  Fortum Corp.                       23,613         596
  Kone Oyj, Cl B                      6,824         281
  Neste Oil Oyj (b)                   8,253         284
  Nokia Corp., Cl A (b)             187,100       3,872
  Orion Corp., Cl B                   9,100         219
  Sampo PLC, Cl A (b)                22,152         466
  Stora Enso Oyj (b)                 30,006         462
  Tietoenator Oyj                     6,449         252
  UPM-Kymmene Corp. (b)              24,900         588
                                               --------
                                                  7,248
                                               --------
FRANCE (10.1%)
  Accor                              15,469         892
  Air France-KLM                      9,858         232
  Alcatel *                          93,407       1,445
  Alstom *                            8,429         707
  Atos Origin SA *                    5,597         415
  Autoroutes du Sud de la
    France                            6,509         402
  AXA                               109,012       3,825
  BNP Paribas                        56,681       5,264
  BNP Paribas *                       5,668         509
  Bouygues SA                        15,726         836
  Cap Gemini SA *                    10,296         561
  Carrefour SA                       41,739       2,220
  Casino Guichard-Perrachon SA        3,672         257
  CNP Assurances SA                   2,791         281
  Compagnie de Saint-Gobain          22,702       1,586
  Compagnie Generale des
    Etablissements Michelin          11,341         713
  Credit Agricole SA                 43,266       1,683
  Dassault Systemes SA                4,961         284
  Essilor International SA            8,425         751
  Euronext Paris SA                   9,442         779

-------------------------------------------------------
                                   Shares      Value($)
-------------------------------------------------------
FRANCE--CONTINUED
  European Aeronautic Defence &
    Space Co. Eads NV                18,856         794
  France Telecom SA                 127,127       2,859
  Gaz de France (b)                  15,234         551
  Gecina SA                           2,652         352
  Groupe Danone                      17,446       2,137
  Hermes International                2,010         508
  Imerys                              2,567         216
  Klepierre                           3,764         469
  L'Air Liquide Prime Fidelite          972         203
  L'Air Liquide SA (b)                1,676         349
  L'Air Liquide SA, Registered
    Shares (c)                        5,403       1,125
  L'Oreal SA (b)                     21,924       1,931
  Lafarge SA                         12,674       1,436
  Lagardere SCA                       9,056         707
  LVMH Moet Hennessy Louis
    Vuitton SA                       17,966       1,761
  Pernod Ricard                       5,718       1,095
  Pinault-Printemps-Redoute SA        4,848         585
  PSA Peugeot Citroen SA             12,175         767
  Publicis Groupe SA                 11,170         436
  Renault SA                         14,073       1,496
  Sagem SA                           14,584         370
  Sanofi-Aventis                     77,302       7,353
  Schneider Electric SA              16,793       1,813
  Societe BIC                         4,498         302
  Societe Generale                   25,614       3,852
  Societe Television Francaise
    1                                 9,517         288
  Sodexho Alliance SA (b)             8,825         419
  SUEZ SA                            74,838       2,949
  Technip SA                         10,636         720
  Thales                              7,264         323
  Thomson                            21,006         415
  TOTAL SA                           40,457      10,671
  Unibail Holding                     4,490         811
  Valeo SA                            6,474         271
  Veolia Environnement SA            26,887       1,493
  VINCI SA                           13,154       1,297
  Vivendi Universal SA               86,440       2,968
                                               --------
                                                 79,734
                                               --------
GERMANY (13.5%)
  Adidas-Salomon AG                   7,295       1,444
  Allianz AG                         54,254       9,068
  ALTANA AG                          10,379         644

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

INTERNATIONAL EQUITY INDEX FUND -- CONTINUED

-------------------------------------------------------
                                   Shares      Value($)
-------------------------------------------------------
GERMANY--CONTINUED
  BASF AG                            74,502       5,839
  Bayer AG                           91,678       3,677
  Beiersdorf AG                       3,127         452
  Celesio AG                          5,699         538
  Commerzbank AG                     83,663       3,329
  Continental AG                     18,701       2,063
  DaimlerChrysler AG                128,114       7,360
  Deutsche Bank AG                   69,687       7,950
  Deutsche Boerse AG                 15,491       2,234
  Deutsche Lufthansa AG              33,938         607
  Deutsche Post AG                   99,719       2,492
  Deutsche Postbank AG                8,404         610
  Deutsche Telekom AG               385,515       6,502
  Douglas Holding AG (b)              6,789         320
  E.ON AG                            86,881       9,564
  EPCOS AG *                         10,199         135
  Hochtief AG (b)                     9,489         538
  Hypo Real Estate Holding AG        20,765       1,427
  Infineon Technologies AG *         91,532         942
  Karstadt Quelle AG *               12,195         284
  Linde AG                           11,717       1,017
  MAN AG                             20,398       1,419
  Merck KGaA                          7,575         720
  METRO AG                           19,882       1,021
  MLP AG                             10,855         265
  Muenchener Rueckversicherungs
    AG                               27,718       3,933
  PUMA Rudolf Dassler Sport AG
    *                                 2,454         927
  RWE AG (b)                         58,428       5,090
  SAP AG                             31,122       6,761
  Schering AG                        23,408       2,433
  Siemens AG                        112,406      10,477
  Suedzucker AG                      10,745         278
  ThyssenKrupp AG                    52,034       1,501
  TUI AG (b)                         32,991         647
  Volkswagen AG                      25,143       1,886
                                               --------
                                                106,394
                                               --------
GREECE (1.2%)
  Alpha Bank SA                      33,726       1,246
  Coca-Cola HBC                      13,800         429
  Cosmote Mobile
    Telecommunications SA            18,300         424
  EFG Eurobank Ergasias SA           23,330         898
  Emporiki Bank of Greece SA *       11,664         390
  Hellenic Duty Free Shops SA         4,650          90

-------------------------------------------------------
                                   Shares      Value($)
-------------------------------------------------------
GREECE--CONTINUED
  Hellenic Petroleum SA              19,180         274
  Hellenic Technodomiki Tev SA       26,180         226
  Hellenic Telecommunications
    Organization SA *                38,430         857
  Intracom SA                        21,330         154
  National Bank of Greece SA         31,789       1,494
  OPAP SA                            28,800       1,101
  Piraeus Bank SA                    24,000         727
  Public Power Corp. SA              15,540         365
  Technical Olympic SA               19,060         115
  Titan Cement Co. SA                 6,180         295
  Viohalco SA                        18,180         183
                                               --------
                                                  9,268
                                               --------
  HONG KONG (0.8%)
  Bank of East Asia Ltd.            112,168         406
  BOC Hong Kong (Holdings) Ltd.     159,500         321
  Cheung Kong (Holdings) Ltd.        61,000         646
  CLP Holdings Ltd.                  64,100         374
  Esprit Holdings Ltd.               44,500         346
  Hang Seng Bank Ltd.                27,400         353
  Henderson Land Development
    Co. Ltd.                         47,000         260
  Hong Kong & China Gas Co.
    Ltd. (The)                      166,237         402
  Hongkong Electric Holdings
    Ltd.                             64,000         301
  Hutchison Telecommunications
    International Ltd. *             95,827         164
  Hutchison Whampoa Ltd.             77,080         706
  Johnson Electric Holdings
    Ltd.                            143,000         134
  Li & Fung Ltd.                    134,000         302
  PCCW Ltd.                         285,326         186
  Sun Hung Kai Properties Ltd.       55,600         565
  Swire Pacific Ltd.                 51,500         504
  Wharf (Holdings) Ltd. (The)        84,000         309
                                               --------
                                                  6,279
                                               --------
IRELAND (1.0%)
  Allied Irish Banks PLC             78,799       1,880
  Bank of Ireland                    32,464         863
  Bank of Ireland                    59,268       1,102
  CRH PLC                            46,781       1,633
  DEPFA Bank PLC                     51,754         922
  Elan Corp. PLC *                   19,127         276

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

INTERNATIONAL EQUITY INDEX FUND -- CONTINUED

-------------------------------------------------------
                                   Shares      Value($)
-------------------------------------------------------
IRELAND--CONTINUED
  Independent News & Media PLC
    (d)                                 154           0
  Independent News & Media PLC       28,100          91
  Irish Life & Permanent PLC         28,797         691
  Kerry Group PLC                    12,392         298
  Kerry Group PLC, Cl A               6,213         217
                                               --------
                                                  7,973
                                               --------
ITALY (8.1%)
  Alleanza Assicurazioni SpA         53,163         632
  Arnoldo Mondadori Editore SpA      19,049         187
  Assicurazioni Generali SpA        138,504       5,216
  Autogrill SpA                      18,639         276
  Autostrade SpA (b)                 46,095       1,140
  Banca Antoniana Popolare
    Veneta SpA                       16,819         540
  Banca Fideuram SpA                 52,832         304
  Banca Intesa SpA                  576,498       3,444
  Banca Intesa SpA                  135,234         765
  Banca Monte dei Paschi di
    Siena SpA (b)                   178,516       1,005
  Banca Nazionale del Lavoro
    SpA *                           173,563         614
  Banca Popolare di Milano
    Scarl SpA                        66,792         788
  Banche Popolari Unite SpA          56,574       1,372
  Banco Popolare di Verona e
    Novara Scrl SpA                  58,213       1,541
  Benetton Group SpA                 14,363         214
  Bulgari SpA                        23,456         282
  Capitalia SpA                     302,915       2,518
  Enel SpA                          631,792       5,343
  Eni SpA                           382,686      10,888
  Fiat SpA * (b)                     84,596       1,066
  Finmeccanica SpA                   42,026         954
  Gruppo Editoriale L'Espresso
    SpA (b)                          32,847         172
  Italcementi SpA                    12,881         309
  Luxottica Group SpA                22,276         613
  Mediaset SpA                      119,288       1,405
  MEDIOBANCA -- Banca di
    Credito Finanziario SpA          74,692       1,602
  Mediolanum SpA (b)                 43,254         343
  Pirelli & C. SpA                  450,080         429
  Sanpaolo IMI SpA                  160,927       2,880

-------------------------------------------------------
                                   Shares      Value($)
-------------------------------------------------------
ITALY--CONTINUED
  Seat Pagine Gialle SpA *          742,231         355
  Snam Rete Gas SpA                 152,456         674
  Telecom Italia Media SpA *        357,939         193
  Telecom Italia RNC SpA            838,232       2,232
  Telecom Italia SpA (b)          1,564,259       4,563
  Terna SpA                         180,862         476
  Tiscali SpA *                      46,272         151
  UniCredito Italiano SpA         1,171,164       8,465
                                               --------
                                                 63,951
                                               --------
JAPAN (27.4%)
  77 Bank Ltd.                       33,000         254
  Acom Co. Ltd.                       6,470         380
  Advantest Corp.                     6,100         727
  AEON Co. Ltd.                      50,100       1,215
  AEON Credit Service Co. Ltd.        9,000         272
  Aiful Corp.                         5,800         384
  Aisin Seiki Co. Ltd.               15,500         603
  Ajinomoto Co., Inc.                44,000         470
  All Nippon Airways Co. Ltd.
    (b)                              55,000         201
  Alps Electric Co. Ltd.             17,800         287
  Amada Co. Ltd.                     34,000         371
  Aoyama Trading Co. Ltd.             6,100         202
  Ariake Japan Co. Ltd.               4,840         144
  Asahi Breweries Ltd.               30,400         431
  Asahi Glass Co. Ltd. (b)           74,000       1,106
  Asahi Kasei Corp.                  96,000         684
  Astellas Pharma, Inc.              41,461       1,575
  Bank of Fukuoka Ltd. (The)
    (b)                              49,000         413
  Bank of Yokohama Ltd. (The)        96,000         786
  Benesse Corp.                       6,100         218
  Bridgestone Corp.                  52,000       1,085
  Canon, Inc.                        56,200       3,720
  Casio Computer Co. Ltd.            20,300         361
  Central Glass Co. Ltd.             17,000          99
  Central Japan Railway Co.             123       1,212
  Chiba Bank Ltd. (The)              61,000         543
  Chubu Electric Power Co.,
    Inc. (b)                         43,900       1,100
  Chugai Pharmaceutical Co.
    Ltd.                             22,900         415
  Citizen Watch Co. Ltd.             36,100         341
  COMSYS Holdings Corp.              13,000         186
  Credit Saison Co. Ltd.             14,200         786
  CSK Corp.                           5,900         293

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

INTERNATIONAL EQUITY INDEX FUND -- CONTINUED

-------------------------------------------------------
                                   Shares      Value($)
-------------------------------------------------------
JAPAN--CONTINUED
  Dai Nippon Printing Co. Ltd.       47,000         851
  Daiichi Sankyo Co. Ltd.            50,325       1,148
  Daikin Industries Ltd.             17,700         620
  Daimaru, Inc. (The)                20,000         295
  Dainippon Ink & Chemicals,
    Inc.                             67,000         249
  Daito Trust Construction Co.
    Ltd.                              6,900         360
  Daiwa House Industry Co. Ltd.      39,000         676
  Daiwa Securities Group, Inc.      101,000       1,355
  Denki Kagaku Kogyo KK              49,000         219
  DENSO Corp.                        39,300       1,553
  Dentsu, Inc.                          146         530
  DOWA Mining Co. Ltd.               25,000         298
  East Japan Railway Co.                262       1,941
  Ebara Corp.                        33,000         208
  Eisai Co. Ltd.                     19,600         854
  Electric Power Development
    Co. Ltd.                         12,720         403
  FamilyMart Co. Ltd.                 6,500         204
  FANUC Ltd.                         13,800       1,329
  Fast Retailing Co. Ltd.             4,300         421
  Fuji Electric Co. Ltd.             55,000         300
  Fuji Photo Film Co. Ltd.           37,100       1,239
  Fuji Television Network, Inc.          58         145
  Fujikura Ltd.                      34,000         385
  Fujitsu Ltd.                      137,000       1,156
  Furukawa Electric Co. Ltd.
    (The)                            52,000         431
  Gunma Bank Ltd. (The)              42,000         318
  Hino Motors Ltd.                   26,000         163
  Hirose Electric Co. Ltd.            2,900         408
  Hitachi Cable Ltd.                 29,000         165
  Hitachi Chemical Co. Ltd.           9,500         273
  Hitachi Ltd.                      236,000       1,671
  Hokkaido Electric Power Co.,
    Inc.                             11,600         249
  Hokuhoku Financial Group,
    Inc.                             96,000         422
  Honda Motor Co. Ltd.               60,100       3,723
  Hoya Corp.                         33,800       1,364
  Ibiden Co. Ltd.                    11,000         556
  Isetan Co. Ltd.                    16,200         353
  Ishikawajima-Harima Heavy
    Industries Co. Ltd. (b)         104,000         330
  ITOCHU Corp.                      122,000       1,048

-------------------------------------------------------
                                   Shares      Value($)
-------------------------------------------------------
JAPAN--CONTINUED
  ITOCHU Techno-Science Corp.         3,100         122
  JAFCO Co. Ltd.                      3,200         241
  Japan Airlines Corp. (b)           67,000         175
  Japan Real Estate Investment
    Corp.                                39         338
  Japan Retail Fund Investment
    Corp.                                36         281
  Japan Tobacco, Inc.                   350       1,231
  JFE Holdings, Inc.                 43,575       1,759
  JGC Corp.                          20,000         393
  Joyo Bank Ltd. (The)               65,300         461
  JSR Corp. (b)                      15,000         446
  Kajima Corp.                       76,000         475
  Kamigumi Co. Ltd.                  28,000         223
  Kaneka Corp.                       25,000         300
  Kansai Electric Power Co.,
    Inc. (The)                       52,300       1,162
  Kansai Paint Co. Ltd.              27,000         248
  Kao Corp.                          37,000         975
  Katokichi Co. Ltd.                 21,100         144
  Kawasaki Heavy Industries
    Ltd. (b)                        111,000         390
  Kawasaki Kisen Kaisha Ltd.
    (b)                              48,000         283
  KDDI Corp.                            194       1,037
  Keihin Electric Express
    Railway Co. Ltd. (b)             53,000         435
  Keio Electric Railway Co.
    Ltd.                             58,000         383
  Keyence Corp.                       2,860         744
  Kikkoman Corp.                     14,000         158
  Kinden Corp.                       19,000         172
  Kinki Nippon Railway Co. Ltd.     140,250         547
  Kirin Brewery Co. Ltd.             59,000         803
  Kobe Steel Ltd.                   225,000         855
  Kokuyo Co. Ltd.                    13,700         207
  Komatsu Ltd.                       70,000       1,335
  Konami Corp.                        8,900         224
  Konica Minolta Holdings, Inc.      39,000         498
  Kubota Corp.                       82,000         885
  Kuraray Co. Ltd.                   31,500         370
  Kurita Water Industries Ltd.       12,400         266
  Kyocera Corp.                      12,400       1,098
  Kyowa Hakko Kogyo Co. Ltd.         29,000         212
  Kyushu Electric Power Co.,
    Inc.                             27,100         611
  Lawson, Inc.                        5,500         207

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

INTERNATIONAL EQUITY INDEX FUND -- CONTINUED

-------------------------------------------------------
                                   Shares      Value($)
-------------------------------------------------------
JAPAN--CONTINUED
  Leopalace21 Corp.                  11,000         413
  Mabuchi Motor Co. Ltd.              3,500         180
  Makita Corp.                       13,300         410
  Marubeni Corp.                    114,000         597
  Marui Co. Ltd.                     25,300         500
  Matsumotokiyoshi Co. Ltd.           5,200         149
  Matsushita Electric
    Industrial Co. Ltd.             157,880       3,508
  Matsushita Electric Works
    Ltd.                             27,000         324
  Meiji Seika Kaisha Ltd.            38,000         194
  Meitec Corp.                        5,100         168
  Millea Holdings, Inc.                 109       2,158
  Minebea Co. Ltd.                   39,000         269
  Mitsubishi Chemical Holdings
    Corp.                            94,500         583
  Mitsubishi Corp.                  105,200       2,396
  Mitsubishi Electric Corp.         144,000       1,222
  Mitsubishi Estate Co. Ltd.         85,000       2,015
  Mitsubishi Gas Chemical Co.,
    Inc.                             35,000         427
  Mitsubishi Heavy Industries
    Ltd.                            235,000       1,118
  Mitsubishi Logistics Corp.
    (b)                              14,000         224
  Mitsubishi Materials Corp.
    (b)                              82,000         438
  Mitsubishi Rayon Co. Ltd.          53,000         434
  Mitsubishi Tokyo Financial
    Group, Inc.                         651       9,960
  Mitsui & Co. Ltd. (b)             124,000       1,793
  Mitsui Chemicals, Inc.             53,000         390
  Mitsui Engineering &
    Shipbuilding Co. Ltd.            73,000         237
  Mitsui Fudosan Co. Ltd.            61,000       1,402
  Mitsui Mining & Smelting Co.
    Ltd.                             49,000         343
  Mitsui O.S.K. Lines Ltd. (b)       90,000         609
  Mitsui Sumitomo Insurance Co.
    Ltd.                             91,340       1,243
  Mitsui Trust Holdings, Inc.        44,000         643
  Mitsukoshi Ltd. (b)                39,000         250
  Mizuho Financial Group, Inc.          732       5,991
  Murata Manufacturing Co. Ltd.      15,900       1,077
  Namco Bandai Holdings, Inc.        20,050         275
  NEC Corp.                         145,000       1,019
  NEC Electronics Corp. (b)           4,200         171
  Net One Systems Co. Ltd.               58         119
  NGK Insulators Ltd. (b)            25,000         367

-------------------------------------------------------
                                   Shares      Value($)
-------------------------------------------------------
JAPAN--CONTINUED
  NGK Spark Plug Co. Ltd.            18,000         420
  Nichii Gakkan Co.                   3,700          86
  Nidec Corp.                         8,700         714
  Nikko Cordial Corp.                66,500       1,102
  Nikon Corp.                        24,000         430
  Nintendo Co. Ltd.                   7,700       1,152
  Nippon Building Fund, Inc.
    (b)                                  37         343
  Nippon Electric Glass Co.
    Ltd.                             17,000         423
  Nippon Express Co. Ltd. (b)        76,000         431
  Nippon Meat Packers, Inc.          16,000         168
  Nippon Mining Holdings, Inc.       64,000         540
  Nippon Oil Corp.                   99,000         776
  Nippon Sheet Glass Co. Ltd.
    (b)                              38,000         212
  Nippon Steel Corp. *              472,000       1,829
  Nippon Telegraph & Telephone
    Corp.                               388       1,665
  Nippon Unipac Holding                  84         363
  Nippon Yusen KK                    89,000         544
  Nissan Chemical Industries
    Ltd.                             18,000         306
  Nissan Motor Co. Ltd.             173,400       2,060
  Nisshin Seifun Group, Inc.         18,300         187
  Nisshin Steel Co. Ltd.             82,000         284
  Nissin Food Products Co. Ltd.       7,300         226
  Nitto Denko Corp.                  12,800       1,087
  NOK Corp.                           9,200         248
  Nomura Holdings, Inc.             136,200       3,038
  Nomura Research Institute
    Ltd.                              2,200         270
  NSK Ltd.                           41,000         356
  NTN Corp.                          37,000         293
  NTT DATA Corp.                        104         500
  NTT DoCoMo, Inc.                    1,280       1,893
  Obayashi Corp.                     52,000         423
  OBIC Co. Ltd.                         800         169
  Odakyu Electric Railway Co.
    Ltd. (b)                         68,000         421
  Oji Paper Co. Ltd. (b)             66,000         406
  Oki Electric Industry Co.
    Ltd. (b)                         56,000         179
  Olympus Corp.                      19,000         559
  OMRON Corp.                        18,600         534
  Onward Kashiyama Co. Ltd.          14,000         247
  Oracle Corp. Japan (b)              3,200         160
  Oriental Land Co. Ltd.              4,800         279

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

INTERNATIONAL EQUITY INDEX FUND -- CONTINUED

-------------------------------------------------------
                                   Shares      Value($)
-------------------------------------------------------
JAPAN--CONTINUED
  ORIX Corp.                          6,590       2,052
  Osaka Gas Co. Ltd.                161,000         586
  Pioneer Corp.                      16,300         263
  Promise Co. Ltd.                    8,000         484
  Rakuten, Inc.                         341         310
  Resona Holdings, Inc. *               350       1,205
  Ricoh Co. Ltd.                     52,000       1,016
  ROHM Co. Ltd.                       8,400         889
  Sankyo Co. Ltd.                     4,600         317
  SANYO Electric Co. Ltd. * (b)     145,000         398
  Sapporo Holdings Ltd. (b)          36,000         188
  Secom Co. Ltd.                     16,000         818
  Sega Sammy Holdings, Inc.          11,704         475
  Seiko Epson Corp. (b)               9,700         268
  Sekisui Chemical Co. Ltd.          42,000         356
  Sekisui House Ltd.                 37,000         552
  Seven & I Holdings Co. Ltd.        61,040       2,417
  Sharp Corp.                        73,000       1,293
  Shimamura Co. Ltd.                  2,000         233
  Shimano, Inc.                       8,300         250
  Shimizu Corp. (b)                  51,000         371
  Shin-Etsu Chemical Co. Ltd.        29,200       1,586
  Shinsei Bank Ltd.                  74,000         518
  Shionogi & Co. Ltd.                26,000         427
  Shiseido Co. Ltd.                  29,000         540
  Shizuoka Bank Ltd. (The)           48,000         485
  Showa Denko KK                     93,000         413
  Showa Shell Sekiyu KK              19,100         217
  Skylark Co. Ltd.                   10,300         184
  SMC Corp.                           4,300         670
  Softbank Corp. (b)                 56,700       1,662
  Sompo Japan Insurance, Inc.        64,000         928
  Sony Corp.                         76,200       3,529
  Stanley Electric Co. Ltd.          14,400         307
  Sumitomo Chemical Co. Ltd.        115,000         936
  Sumitomo Corp.                     87,000       1,239
  Sumitomo Electric Industries
    Ltd.                             54,500         864
  Sumitomo Heavy Industries
    Ltd.                             48,000         461
  Sumitomo Metal Industries
    Ltd.                            322,000       1,382
  Sumitomo Metal Mining Co.
    Ltd.                             43,000         600
  Sumitomo Mitsui Financial
    Group, Inc.                         457       5,048

-------------------------------------------------------
                                   Shares      Value($)
-------------------------------------------------------
JAPAN--CONTINUED
  Sumitomo Realty & Development
    Co. Ltd.                         31,000         859
  Sumitomo Trust & Banking Co.
    Ltd. (The)                       97,000       1,123
  Suruga Bank Ltd.                   21,000         284
  Suzuken Co. Ltd.                    6,400         201
  T&D Holdings, Inc.                 17,500       1,368
  Taiheiyo Cement Corp.              77,000         372
  Taisei Corp.                       78,000         374
  Taisho Pharmaceutical Co.
    Ltd.                             12,000         242
  Taiyo Yuden Co. Ltd.               16,000         254
  Takara Holdings, Inc. (b)          24,000         147
  Takashimaya Co. Ltd. (b)           23,000         351
  Takeda Pharmaceutical Co.
    Ltd.                             66,500       3,792
  Takefuji Corp.                      9,400         592
  TDK Corp.                           9,800         739
  Teijin Ltd.                        70,000         466
  Teikoku Oil Co. Ltd. (e)           25,000         303
  Terumo Corp.                       14,000         460
  THK Co. Ltd.                        9,700         312
  TIS, Inc.                           4,100         111
  Tobu Railway Co. Ltd.              86,000         452
  Toho Co. Ltd.                      14,400         278
  Tohoku Electric Power Co.,
    Inc.                             32,100         694
  Tokyo Broadcasting System,
    Inc.                              5,200         140
  Tokyo Electric Power Co.,
    Inc. (The)                       83,300       2,078
  Tokyo Electron Ltd.                12,900         890
  Tokyo Gas Co. Ltd.                164,000         718
  Tokyu Corp.                        77,000         519
  TonenGeneral Sekiyu KK (b)         29,000         295
  Toppan Printing Co. Ltd.           44,000         610
  Toray Industries, Inc.            104,000         852
  Toshiba Corp. (b)                 224,000       1,302
  Tosoh Corp.                        46,000         230
  Tostem Inax Holding Corp.          20,512         441
  TOTO Ltd.                          23,700         220
  Toyo Seikan Kaisha Ltd.            13,600         247
  Toyobo Co. Ltd.                    74,000         229
  Toyota Industries Corp.            14,300         584
  Toyota Motor Corp.                217,800      11,902
  Trend Micro, Inc.                   8,500         298
  Ube Industries Ltd.                88,000         259
  Uni-Charm Corp.                     4,200         206

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

INTERNATIONAL EQUITY INDEX FUND -- CONTINUED

-------------------------------------------------------
                                   Shares      Value($)
-------------------------------------------------------
JAPAN--CONTINUED
  UNY Co. Ltd.                       16,000         256
  Ushio, Inc.                        12,600         300
  USS Co. Ltd.                        2,960         202
  Wacoal Corp. (b)                   16,000         218
  West Japan Railway Co.                148         625
  Yahoo Japan Corp.                   1,180         720
  Yakult Honsha Co. Ltd.             10,700         257
  Yamada Denki Co. Ltd.               6,200         715
  Yamaha Corp.                       16,800         297
  Yamaha Motor Co. Ltd.              16,900         418
  Yamato Transport Co. Ltd.          33,000         676
  Yamazaki Baking Co. Ltd.           12,000          94
  Yokogawa Electric Corp.            20,400         363
                                               --------
                                                216,382
                                               --------
LUXEMBOURG (0.2%)
  Arcelor SA                         39,082       1,540
                                               --------
NETHERLANDS (2.2%)
  ABN AMRO Holding NV                77,875       2,334
  AEGON NV                           62,955       1,165
  Akzo Nobel NV                      12,485         662
  ASML Holding NV *                  23,070         471
  Heineken NV                        10,607         403
  ING Groep NV                       83,043       3,281
  QIAGEN NV *                        22,416         331
  Reed Elsevier NV                   32,291         463
  Rodamco Europe NV                   3,388         340
  Royal Ahold NV *                   71,201         560
  Royal DSM NV (b)                    7,972         364
  Royal KPN NV (b)                   92,122       1,038
  Royal Numico NV *                   7,799         345
  Royal Philips Electronics NV
    (b)                              57,169       1,932
  TPG NV (b)                         20,984         726
  Unilever NV                        24,046       1,670
  Vedior NV                           8,995         176
  VNU NV                             11,530         375
  Wolters Kluwer NV                  14,716         367
                                               --------
                                                 17,003
                                               --------
NEW ZEALAND (0.3%)
  Auckland International
    Airport Ltd. (b)                234,694         295
  Fisher & Paykel Appliances
    Holdings Ltd.                    82,613         216
  Fisher & Paykel Healthcare
    Corp. Ltd.                      117,402         299

-------------------------------------------------------
                                   Shares      Value($)
-------------------------------------------------------
NEW ZEALAND--CONTINUED
  Fletcher Building Ltd. (b)         86,473         474
  Sky City Entertainment Group
    Ltd.                            111,276         367
  Telecom Corp. of New Zealand
    Ltd.                            263,776         898
  Warehouse Group Ltd. (The)         57,324         137
                                               --------
                                                  2,686
                                               --------
NORWAY (1.6%)
  Acergy SA *                        27,200         428
  DNB NOR ASA (b)                    93,740       1,263
  Frontline Ltd. (b)                  8,400         280
  Norsk Hydro ASA                    20,560       2,850
  Norske Skogindustrier ASA          24,150         409
  Orkla ASA (b)                      26,600       1,320
  Petroleum Geo-Services ASA *        9,354         436
  Schibsted ASA                      10,600         292
  Ship Finance International
    Ltd.                                420           7
  Statoil ASA                        87,400       2,522
  Storebrand ASA (b)                 42,000         470
  Tandberg ASA                       23,694         214
  Telenor ASA                       105,400       1,134
  Tomra Systems ASA (b)              31,350         251
  Yara International ASA             30,840         491
                                               --------
                                                 12,367
                                               --------
PORTUGAL (1.0%)
  Banco BPI SA                      100,190         714
  Banco Comercial Portugues SA      392,928       1,252
  Banco Espirito Santo SA            24,294         443
  Brisa-Auto-estradas de
    Portugal SA                      81,666         804
  CIMPOR-Cimentos de Portugal
    SGPS SA                          50,980         340
  Energias de Portugal SA           328,079       1,288
  Keppel Corp. Ltd.                  39,000         333
  Portugal Telecom SGPS SA          145,313       1,763
  PT Multimedia-Servicos de
    Telecomunicacoes e
    Multimedia, SGPS, SA             22,010         269
  Sonae SGPS SA                     263,119         430
                                               --------
                                                  7,636
                                               --------
SINGAPORE (0.4%)
  City Developments Ltd.             41,000         274
  DBS Group Holdings Ltd.            52,467         529

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

INTERNATIONAL EQUITY INDEX FUND -- CONTINUED

-------------------------------------------------------
                                   Shares      Value($)
-------------------------------------------------------
SINGAPORE--CONTINUED
  Oversea-Chinese Banking Corp.
    Ltd.                            129,700         538
  Singapore Airlines Ltd.            31,000         269
  Singapore Press Holdings Ltd.     108,750         303
  Singapore Telecommunications
    Ltd.                            279,580         459
  United Overseas Bank Ltd.          60,000         580
  United Overseas Land Ltd.         139,300         249
  Venture Corp. Ltd.                 20,000         158
                                               --------
                                                  3,359
                                               --------
SPAIN (4.9%)
  Abertis Infraestructuras SA
    (b)                              24,321         630
  Acciona SA                          3,405         530
  Acerinox SA                        21,638         354
  Actividades de Construccion y
    Servicios SA (ACS)               23,532         914
  Altadis SA                         25,755       1,155
  Antena 3 de Television SA (b)      11,026         284
  Banco Bilbao Vizcaya
    Argentaria SA (b)               288,788       6,027
  Banco Popular Espanol SA (b)       80,473       1,186
  Banco Santander Central
    Hispano SA                      511,482       7,469
  Corporacion Mapfre SA              13,595         277
  Endesa SA                          81,109       2,619
  Fomento de Construcciones y
    Contratas SA                      5,350         396
  Gamesa Corporacion
    Tecnologica SA                   19,313         371
  Gas Natural SDG SA (b)             17,392         503
  Grupo Ferrovial SA                  6,761         546
  Iberdrola SA                       72,806       2,350
  Iberia Lineas Aereas de
    Espana SA                        68,997         191
  Indra Sistemas SA                  19,673         400
  Industria de Diseno Textil SA      20,634         796
  Metrovacesa SA                      6,916         587
  Promotora de Informaciones SA
    (b)                              10,167         188
  Repsol YPF SA                      81,408       2,312
  Sacyr Vallehermoso Group SA
    (b)                              14,335         488
  Sociedad General de Aguas de
    Barcelona SA, Cl A               10,872         285
  Sogecable SA * (b)                  3,364         134

-------------------------------------------------------
                                   Shares      Value($)
-------------------------------------------------------
SPAIN--CONTINUED
  Telefonica Publicidad e
    Informacion SA (b)               23,786         265
  Telefonica SA                     391,569       6,145
  Union Fenosa SA                    20,860         793
  Zeltia SA * (b)                    26,016         206
                                               --------
                                                 38,401
                                               --------
SWEDEN (1.7%)
  ASSA ABLOY AB                      17,600         327
  Atlas Copco AB, Cl A               21,700         610
  Atlas Copco AB, Cl B               15,541         406
  Electrolux AB, Ser B               17,900         514
  Gambro AB, Cl A (b)                16,600         198
  H&M Hennes & Mauritz AB            23,900         872
  Nordea Bank AB                    112,000       1,385
  Sandvik AB                         11,500         680
  Scania AB, Cl B                     5,727         249
  Securitas AB, Cl B (b)             19,400         374
  Skandinaviska Enskilda Banken
    AB (b)                           27,200         674
  Skanska AB, Cl B (b)               25,100         411
  SKF AB, Cl B                       27,400         447
  Svenska Cellulosa AB ACA            8,500         373
  Svenska Handelsbanken AB, Cl
    A                                26,800         745
  Swedish Match AB                   23,600         323
  Tele2 AB, Cl B                     21,500         254
  Telefonaktiebolaget LM
    Ericsson                        750,800       2,856
  TeliaSonera AB                     99,500         597
  Volvo AB, Cl A                      5,557         254
  Volvo AB, Cl B                     11,550         541
                                               --------
                                                 13,090
                                               --------
SWITZERLAND (1.8%)
  ABB Ltd. *                         39,590         500
  Adecco SA                           3,462         194
  Compagnie Financiere
    Richemont SA                     11,282         541
  Credit Suisse Group                24,737       1,388
  Holcim Ltd.                         4,211         335
  Nestle SA                           7,389       2,194
  Novartis AG                        42,866       2,385
  Roche Holding Ltd.                 13,497       2,010
  STMicroelectronics NV              47,776         883
  Swiss Reinsurance Co.               6,788         474
  Swisscom AG                           772         250
  Syngenta AG *                       2,815         396

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

INTERNATIONAL EQUITY INDEX FUND -- CONTINUED

-------------------------------------------------------
                                   Shares      Value($)
-------------------------------------------------------
SWITZERLAND--CONTINUED
  UBS AG                             21,070       2,315
  Zurich Financial Services *         2,862         673
                                               --------
                                                 14,538
                                               --------
UNITED KINGDOM (10.2%)
  3i Group PLC                       22,449         367
  AMVESCAP PLC                       30,877         288
  Anglo American PLC                 42,329       1,631
  ARM Holdings PLC                   68,892         159
  AstraZeneca PLC                    48,428       2,440
  Aviva PLC                          70,518         979
  BAA PLC                            37,051         534
  BAE Systems PLC                   104,732         766
  Barclays PLC                      190,195       2,225
  BG Group PLC                      118,488       1,481
  BHP Billiton PLC                   74,562       1,362
  BOC Group PLC (The)                15,762         424
  Boots Group PLC                    18,972         237
  BP PLC                            623,176       7,156
  Brambles Industries PLC            34,279         257
  British American Tobacco PLC       49,281       1,193
  British Land Co. PLC (The)         21,472         463
  British Sky Broadcasting
    Group PLC                        37,484         352
  BT Group PLC                      254,308         981
  Bunzl PLC                          30,585         363
  Burberry Group PLC                 20,572         166
  Cable & Wireless PLC               88,281         168
  Cadbury Schweppes PLC              60,753         604
  Capita Group PLC (The)             28,570         228
  Carnival PLC                        5,820         286
  Centrica PLC                      110,064         538
  Compass Group PLC                  78,125         310
  Cookson Group PLC *                11,481         103
  Corus Group PLC                   154,833         237
  Daily Mail & General Trust
    PLC                              10,695         129
  Diageo PLC                         88,032       1,386
  Dixons Group PLC                   67,720         217
  Elan Corp., PLC *                  18,086         262
  Electrocomponents PLC              28,770         140
  EMAP PLC                           12,396         190
  EMI Group PLC                      35,036         154
  Enterprise Inns PLC                16,127         267
  Friends Provident PLC              58,638         212
  Gallaher Group PLC                 25,629         374
  GKN PLC                            36,074         208

-------------------------------------------------------
                                   Shares      Value($)
-------------------------------------------------------
UNITED KINGDOM--CONTINUED
  GlaxoSmithKline PLC               177,572       4,643
  GUS PLC                            28,022         514
  Hammerson PLC                      16,989         366
  Hanson PLC                         25,000         327
  Hays PLC                           72,491         204
  HBOS PLC                          116,309       1,942
  HSBC Holdings PLC                 330,660       5,543
  Imperial Chemical Industries
    PLC                              43,211         260
  Imperial Tobacco Group PLC         23,445         695
  InterContinental Hotels Group
    PLC (b)                          18,942         310
  International Power PLC            62,672         308
  Invensys PLC *                    243,533          97
  ITV PLC                           137,968         286
  J Sainsbury PLC                    48,992         283
  Johnson Matthey PLC                10,122         245
  Kelda Group PLC                    24,763         339
  Kingfisher PLC                     80,666         336
  Ladbroke PLC (b)                   59,583         403
  Land Securities Group PLC          17,875         599
  Legal & General Group PLC         166,002         409
  Liberty International PLC          16,465         337
  Lloyds TSB Group PLC              168,075       1,607
  LogicaCMG PLC                      48,025         163
  Man Group PLC                      11,407         488
  Marks & Spencer Group PLC          56,664         548
  Mitchells & Butlers PLC            31,322         260
  National Grid PLC                  83,774         833
  Next PLC                            9,555         274
  Old Mutual PLC                    179,031         626
  Pearson PLC                        26,082         362
  Provident Financial PLC            20,451         251
  Prudential PLC                     69,523         806
  Reckitt Benckiser PLC              18,923         666
  Reed Elsevier PLC                  40,925         392
  Rentokil Initial PLC               85,288         231
  Reuters Group PLC                  47,450         327
  Rexam PLC                          19,606         190
  Rio Tinto PLC                      31,772       1,613
  Rolls-Royce Group PLC, Cl B     2,973,310           5
  Rolls-Royce PLC                    55,266         440
  Royal & Sun Alliance
    Insurance Group PLC             106,392         255
  Royal Bank of Scotland Group
    PLC (The)                        95,726       3,115
  Royal Dutch Shell PLC, Cl A       118,435       3,699

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

INTERNATIONAL EQUITY INDEX FUND -- CONTINUED

-------------------------------------------------------
                                   Shares      Value($)
-------------------------------------------------------
UNITED KINGDOM--CONTINUED
  Royal Dutch Shell PLC, Cl B        79,740       2,593
  SABMiller PLC                      27,783         548
  Sage Group PLC (The)               52,374         250
  Scottish & Newcastle PLC           33,242         300
  Scottish & Southern Energy
    PLC                              31,147         613
  Scottish Power PLC                 65,164         659
  Severn Trent PLC                   16,074         312
  Slough Estates PLC                 26,485         307
  Smith & Nephew PLC                 33,598         298
  Smiths Group PLC                   22,415         383
  Tesco PLC                         242,343       1,389
  Tomkins PLC                        39,274         229
  Trinity Mirror PLC                 15,764         156
  Unilever PLC                       82,706         846
  United Utilities PLC               33,365         400
  Vodafone Group PLC              1,903,577       3,985
  Whitbread PLC                      13,595         280
  William Hill Organization
    Ltd.                             20,301         211
  Wolseley PLC                       24,242         595
  WPP Group PLC                      36,928         443
  Yell Group PLC                     28,089         266
                                               --------
                                                 80,497
                                               --------
Total Foreign Common Stocks
  (Cost $511,674)                               746,500
                                               --------
FOREIGN PREFERRED STOCK (0.6%)
GERMANY (0.6%)
  Fresenius Medical Care AG           9,344       1,116
  Henkel KGaA, Vorzug                 8,052         942
  Porsche AG                          1,191       1,138
  ProSiebenSat.1 Media AG            12,482         325
  RWE AG Pfd                          5,555         435
  Volkswagen AG                      15,594         851
                                               --------
Total Foreign Preferred Stock
  (Cost $2,969)                                   4,807
                                               --------
EXCHANGE TRADED FUNDS (2.1%)
  iShares MSCI EAFE Index Fund
    (b)                             156,932      10,204
  iShares MSCI Germany Index
    Fund                             62,976       1,452
  iShares MSCI Italy Index Fund      65,210       1,819
  iShares MSCI Japan Index Fund
    (b)                             200,300       2,884
                                               --------
Total Exchange Traded Funds
  (Cost $15,170)                                 16,359
                                               --------

-------------------------------------------------------
                                   Shares      Value($)
-------------------------------------------------------
RIGHTS (0.0%)
FRANCE (0.0%)
  Vinci SA, expiring 04/13/06        13,154          28
                                               --------
Total Rights (Cost $100)                             28
                                               --------
SHORT-TERM INVESTMENTS (10.9%)
  Brown Brothers Harriman &
    Co., Cayman Islands Cash
    Sweep, 3.970%                18,869,140      18,869
  CSFB Enhanced Liquidity
    Portfolio, 5.006% (f)        67,285,280      67,285
                                               --------
Total Short-Term Investments
  (Cost $86,154)                                 86,154
                                               --------
Total Investments (Cost
  $616,067) (a) -- 108.3%                       853,848
Liabilities in excess of other
  assets -- (8.3)%                              (65,183)
                                               --------
Net Assets -- 100.0%                           $788,665
                                               ========

---------------

*  Non-income producing security.

(a)Cost for federal income tax purposes is $637,018
   (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation.................   $231,004
      Unrealized Depreciation.................    (14,174)
                                                 --------
      Unrealized Appreciation
        (Depreciation)........................   $216,830
                                                 ========

(b)This security or a partial position of the security was on loan at March 31, 2006. The total value of securities on loan at March 31, 2006 in thousands was $64,328.

(c)Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed these securities to be illiquid based upon procedures approved by the Board of Trustees. The restricted securities held by the Fund as of March 31, 2006 are identified below (in thousands):

                       ACQUISITION                            PERCENT OF
ISSUE DESCRIPTION         DATE       COST   SHARES   VALUE    NET ASSETS
-----------------      -----------   ----   ------   ------   ----------
L'Air Liquide SA,
 Registered Shares         *         $649   5,403    $1,125     0.14%

* 1,526 shares of this security was acquired on 09/26/03, 167 shares on 11/15/04 and 3,710 shares on 02/08/06.

(d)Market value is less than one thousand dollars.

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

INTERNATIONAL EQUITY INDEX FUND -- CONCLUDED

(e)Valued at fair value using methods determined by the Board and represents 0.04% of net assets as of March 31, 2006.

(f)This security was purchased with cash collateral held from securities lending.

Cl   -- Class

PLC  -- Public Limited Company

Ser  -- Series

The investment concentrations for the International Equity Index Fund as a percentage of net assets, by industry, as of March 31, 2006, were as follows (unaudited):

Consumer Discretionary                            12.7%
Consumer Staples                                   5.2
Energy                                             6.8
Financials                                        29.1
Health Care                                        4.9
Industrials                                       10.8
Information Technology                             6.3
Materials                                          7.5
Short-Term Investments                            13.0
Telecommunication Services                         5.6
Utilities                                          6.4

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

LARGE CAP RELATIVE VALUE FUND

-------------------------------------------------------
                                Shares        Value($)
-------------------------------------------------------
COMMON STOCKS (98.5%)
CONSUMER DISCRETIONARY (9.2%)
  Advance Auto Parts, Inc.        500,000        20,820
  CBS Corp., Cl B                 600,000        14,388
  Kohl's Corp. * (b)              300,000        15,903
  Lowe's Cos., Inc. (b)           275,000        17,721
  McDonald's Corp.                 40,000         1,374
  Meredith Corp.                  300,000        16,737
  NIKE, Inc., Cl B (b)            150,000        12,765
  Target Corp.                    175,000         9,102
  Viacom, Inc., Cl B * (b)        300,000        11,640
  Walt Disney Co. (The) (b)       700,000        19,523
                                             ----------
                                                139,973
                                             ----------
CONSUMER STAPLES (9.6%)
  Anheuser-Busch Cos., Inc.
    (b)                           400,000        17,108
  Archer Daniels Midland Co.      200,000         6,730
  Diageo PLC ADR (b)              400,000        25,372
  General Mills, Inc.             400,000        20,272
  PepsiCo, Inc.                   200,000        11,558
  Procter & Gamble Co. (The)      225,000        12,965
  Unilever PLC ADR (b)            500,000        20,535
  Wal-Mart Stores, Inc. (b)       400,000        18,896
  Wm. Wrigley Jr. Co. (b)         200,000        12,800
                                             ----------
                                                146,236
                                             ----------
ENERGY (10.5%)
  Anadarko Petroleum Corp.        150,000        15,152
  Baker Hughes, Inc. (b)          300,000        20,520
  Burlington Resources, Inc.      175,000        16,084
  Chevron Corp. (b)               450,000        26,086
  ConocoPhillips                  300,000        18,945
  Exxon Mobil Corp.               370,000        22,518
  Royal Dutch Shell PLC ADR,
    Cl A (b)                      400,000        24,904
  Transocean, Inc. * (b)          200,000        16,060
                                             ----------
                                                160,269
                                             ----------
FINANCIALS (24.7%)
  American Express Co.             35,000         1,839
  American International
    Group, Inc. (b)               375,000        24,784
  Ameriprise Financial, Inc.      600,000        27,036
  Bank of America Corp.           500,000        22,770
  Berkshire Hathaway, Inc.,
    Cl B * (b)                      8,500        25,602
  Cincinnati Financial Corp.      450,000        18,932
  CIT Group, Inc. (b)             400,000        21,408

-------------------------------------------------------
                                Shares        Value($)
-------------------------------------------------------
FINANCIALS--CONTINUED
  Citigroup, Inc.                 650,000        30,705
  Fifth Third Bancorp (b)         450,000        17,712
  Genworth Financial, Inc.,
    Cl A (b)                      600,000        20,058
  Goldman Sachs Group, Inc.
    (The) (b)                      90,000        14,127
  Morgan Stanley                  400,000        25,128
  New York Community
    Bancorp, Inc. (b)           1,300,000        22,776
  Principal Financial Group,
    Inc. (b)                      450,000        21,960
  State Street Corp.              250,000        15,108
  U.S. Bancorp                    500,000        15,250
  UBS AG                           40,000         4,399
  Wachovia Corp. (b)              500,000        28,024
  Wells Fargo & Co.               275,000        17,564
                                             ----------
                                                375,182
                                             ----------
HEALTH CARE (10.8%)
  Abbott Laboratories             400,000        16,988
  Amgen, Inc. *                   225,000        16,369
  Boston Scientific Corp. *
    (b)                         1,000,000        23,050
  Bristol-Myers Squibb Co.
    (b)                           889,682        21,895
  Eli Lilly & Co. (b)             350,000        19,355
  Johnson & Johnson               350,000        20,727
  Pfizer, Inc.                  1,200,000        29,904
  WellPoint, Inc. *               215,000        16,647
                                             ----------
                                                164,935
                                             ----------
INDUSTRIALS (10.3%)
  3M Co. (b)                      300,000        22,707
  Cendant Corp.                 1,000,000        17,350
  Dover Corp.                     500,000        24,280
  Emerson Electric Co.            150,000        12,545
  General Electric Co.            500,000        17,390
  Goodrich Corp.                  500,000        21,805
  Illinois Tool Works, Inc.       125,000        12,039
  Ingersoll-Rand Co. Ltd.,
    Cl A                          500,000        20,895
  Textron, Inc.                    75,000         7,004
                                             ----------
                                                156,015
                                             ----------
INFORMATION TECHNOLOGY (12.4%)
  Accenture Ltd., Cl A            800,000        24,056
  Applied Materials, Inc.
    (b)                         1,000,000        17,510
  Automatic Data Processing,
    Inc.                           25,000         1,142

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

LARGE CAP RELATIVE VALUE FUND -- CONCLUDED

-------------------------------------------------------
                                Shares        Value($)
-------------------------------------------------------
INFORMATION TECHNOLOGY--CONTINUED
  Cisco Systems, Inc. *           600,000        13,002
  First Data Corp.                500,000        23,410
  Hewlett-Packard Co.             550,000        18,095
  Intel Corp.                   1,000,000        19,350
  International Business
    Machines Corp.                200,000        16,494
  Microsoft Corp.                 700,000        19,047
  Nokia Corp. ADR (b)           1,100,000        22,792
  Texas Instruments, Inc.         400,000        12,988
                                             ----------
                                                187,886
                                             ----------
MATERIALS (2.8%)
  E.I. du Pont de Nemours &
    Co. (b)                       400,000        16,884
  Praxair, Inc.                   300,000        16,545
  Sonoco Products Co.             250,000         8,468
                                             ----------
                                                 41,897
                                             ----------
TELECOMMUNICATION SERVICES (4.2%)
  ALLTEL Corp. (b)                275,000        17,806
  BellSouth Corp.                 625,000        21,656
  Vodafone Group PLC ADR        1,200,000        25,081
                                             ----------
                                                 64,543
                                             ----------
UTILITIES (4.0%)
  Edison International            550,000        22,649
  Entergy Corp.                   200,000        13,788
  Exelon Corp. (b)                300,000        15,870
  SCANA Corp.                     200,000         7,848
                                             ----------
                                                 60,155
                                             ----------
Total Common Stocks
  (Cost $1,227,692)                           1,497,091
                                             ----------
MONEY MARKET FUNDS (1.8%)
  Federated Prime Value
    Obligations Fund, Cl I     28,076,635        28,077
                                             ----------
Total Money Market Funds
  (Cost $28,077)                                 28,077
                                             ----------

-------------------------------------------------------
                                Shares        Value($)
-------------------------------------------------------
SHORT-TERM INVESTMENT (21.0%)
CSFB Enhanced Liquidity
  Portfolio, 5.006% (c)       319,720,491       319,720
                                             ----------
Total Short-Term Investment
  (Cost $319,720)                               319,720
                                             ----------
Total Investments
  (Cost $1,575,489) (a) --
  121.3%                                      1,844,888
Liabilities in excess of
  other assets -- (21.3)%                      (324,327)
                                             ----------
Net Assets -- 100.0%                         $1,520,561
                                             ==========

---------------

*  Non-income producing security.

(a)Cost for federal income tax purposes is $1,577,825
   (amount in thousands). Unrealized appreciation/(depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation................   $283,940
      Unrealized Depreciation................    (16,878)
                                                --------
      Unrealized Appreciation
        (Depreciation).......................   $267,062
                                                ========

(b)This security or a partial position of the security was on loan at March 31, 2006. The total value of securities on loan at March 31, 2006 in thousands was $309,029.

(c)This security was purchased with cash collateral held from securities lending.

ADR   -- American Depository Receipt

Cl    -- Class

PLC   -- Public Limited Company

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

LARGE CAP VALUE EQUITY FUND

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
COMMON STOCKS (98.6%)
CONSUMER DISCRETIONARY (6.2%)
  Federated Department
    Stores, Inc.                  280,280        20,460
  Foot Locker, Inc.               307,300         7,338
  New York Times Co. (The),
    Cl A (b)                      267,200         6,763
  OfficeMax, Inc.                 188,563         5,689
  Pulte Homes, Inc.               192,700         7,404
  Time Warner, Inc.               401,200         6,736
                                             ----------
                                                 54,390
                                             ----------
CONSUMER STAPLES (7.4%)
  Alberto-Culver Co.              214,378         9,482
  Colgate-Palmolive Co.           328,550        18,760
  J.M. Smucker Co. (The)          173,861         6,902
  Kimberly-Clark Corp.            158,850         9,182
  PepsiCo, Inc.                   229,550        13,266
  Sysco Corp. (b)                 224,400         7,192
                                             ----------
                                                 64,784
                                             ----------
ENERGY (12.6%)
  Amerada Hess Corp. (b)           81,650        11,627
  Arch Coal, Inc.                  99,200         7,533
  Chevron Corp.                   318,000        18,434
  ConocoPhillips (b)              311,350        19,662
  Exxon Mobil Corp.               383,200        23,322
  Marathon Oil Corp.              300,150        22,862
  Questar Corp.                   100,300         7,026
                                             ----------
                                                110,466
                                             ----------
FINANCIALS (22.4%)
  A.G. Edwards, Inc.              169,200         8,436
  Astoria Financial Corp.
    (b)                           263,775         8,166
  Bank of America Corp. (b)       406,200        18,499
  Bank of New York Co., Inc.
    (The)                         426,550        15,373
  Bear Stearns & Co., Inc.        124,250        17,234
  Citigroup, Inc.                 207,629         9,808
  Colonial BancGroup, Inc.
    (The)                         303,600         7,590
  Compass Bancshares, Inc.        156,603         7,926
  Genworth Financial, Inc.,
    Cl A                          209,850         7,015
  JPMorgan Chase & Co.            235,966         9,826
  Lincoln National Corp. (b)      183,000         9,990
  Merrill Lynch & Co., Inc.       121,750         9,589
  Morgan Stanley                  137,550         8,641

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
FINANCIALS--CONTINUED
  Northern Trust Corp. (b)        159,850         8,392
  Regions Financial Corp.
    (b)                           219,630         7,724
  Torchmark Corp. (b)             125,713         7,178
  U.S. Bancorp                    307,150         9,368
  Wachovia Corp. (b)              170,200         9,540
  Washington Mutual, Inc.
    (b)                           171,800         7,322
  XL Capital Ltd., Cl A           137,500         8,815
                                             ----------
                                                196,432
                                             ----------
HEALTH CARE (9.6%)
  Abbott Laboratories             319,700        13,578
  Becton, Dickinson & Co.         114,130         7,028
  Cooper Cos., Inc. (The)
    (b)                           143,750         7,767
  Health Management
    Associates, Inc., Cl A        348,400         7,515
  PerkinElmer, Inc.               197,146         4,627
  Pfizer, Inc.                    719,000        17,917
  Universal Health Services,
    Inc., Cl B (b)                148,400         7,537
  Wyeth                           384,250        18,644
                                             ----------
                                                 84,613
                                             ----------
INDUSTRIALS (20.8%)
  American Power Conversion
    Corp. (b)                     226,800         5,241
  Cooper Industries Ltd., Cl
    A (b)                          91,350         7,938
  Emerson Electric Co.             89,902         7,519
  Forward Air Corp.                61,177         2,281
  General Electric Co.            550,300        19,140
  Honeywell International,
    Inc.                          445,550        19,057
  Illinois Tool Works, Inc.       196,100        18,886
  ITT Industries, Inc.            330,600        18,586
  J. B. Hunt Transport
    Services, Inc. (b)            215,459         4,641
  MSC Industrial Direct Co.,
    Inc., Cl A                    162,600         8,784
  Pall Corp. (b)                  239,931         7,483
  Parker Hannifin Corp. (b)       107,550         8,670
  Pitney Bowes, Inc.              153,198         6,577
  R.R. Donnelley & Sons Co.       183,600         6,007
  Rockwell Automation, Inc.       194,500        13,986
  Ryder System, Inc.              138,700         6,211
  United Parcel Service,
    Inc., Cl B (b)                125,200         9,938

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

LARGE CAP VALUE EQUITY FUND -- CONCLUDED

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
INDUSTRIALS--CONTINUED
  UTI Worldwide, Inc.             106,350         3,361
  Waste Management, Inc.          250,200         8,832
                                             ----------
                                                183,138
                                             ----------
INFORMATION TECHNOLOGY (4.4%)
  Automatic Data Processing,
    Inc.                          209,650         9,577
  Diebold, Inc.                   152,528         6,269
  First Data Corp.                167,300         7,833
  Harris Corp.                    137,875         6,520
  Jack Henry & Associates,
    Inc.                          374,001         8,553
                                             ----------
                                                 38,752
                                             ----------
MATERIALS (6.0%)
  Alcoa, Inc.                     292,150         8,928
  E.I. du Pont de Nemours &
    Co. (b)                       176,100         7,433
  International Flavors &
    Fragrances, Inc.              209,213         7,180
  MeadWestvaco Corp. (b)          250,650         6,845
  Praxair, Inc.                   179,150         9,880
  Sigma-Aldrich Corp. (b)         115,818         7,620
  Valspar Corp. (The)             177,200         4,939
                                             ----------
                                                 52,825
                                             ----------
TELECOMMUNICATION SERVICES (4.3%)
  ALLTEL Corp.                    210,986        13,661
  Sprint Nextel Corp.             387,100        10,003
  Verizon Communications,
    Inc.                          403,660        13,749
                                             ----------
                                                 37,413
                                             ----------
UTILITIES (4.9%)
  Cinergy Corp. (b)               205,100         9,314
  Dominion Resources, Inc.
    (b)                           142,418         9,831
  Entergy Corp.                   153,900        10,610
  PPL Corp.                       453,744        13,340
                                             ----------
                                                 43,095
                                             ----------
Total Common Stocks
  (Cost $750,024)                               865,908
                                             ----------
SHORT-TERM INVESTMENT (14.5%)
  CSFB Enhanced Liquidity
    Portfolio, 5.006% (c)     127,527,175       127,527
                                             ----------
Total Short-Term Investment
  (Cost $127,527)                               127,527
                                             ----------

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
REPURCHASE AGREEMENT (5.8%)
  Merrill Lynch & Co., Inc.,
    4.725%, dated 03/31/06,
    to be purchased on
    04/03/06, repurchase
    price $50,883,584
    (collateralized by U.S.
    Government Agencies;
    5.500% 02/01/35 total
    market value
    $51,881,786)                   50,864        50,864
                                             ----------
Total Repurchase Agreement
  (Cost $50,864)                                 50,864
                                             ----------
Total Investments
  (Cost $928,415) (a) --
  118.9%                                      1,044,299
Liabilities in excess of
  other assets -- (18.9)%                      (165,650)
                                             ----------
Net Assets -- 100.0%                         $  878,649
                                             ==========

---------------

(a)Cost for federal income tax purposes is $929,356
   (amount in thousands). Unrealized appreciation/(depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation.................   $121,753
      Unrealized Depreciation.................     (6,810)
                                                 --------
      Unrealized Appreciation
        (Depreciation)........................   $114,943
                                                 ========

(b)This security or a partial position of the security was on loan at March 31, 2006. The total value of securities on loan at March 31, 2006 in thousands was $123,453.

(c)This security was purchased with cash collateral held from securities lending.

Cl -- Class

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

MID-CAP EQUITY FUND

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
COMMON STOCKS (97.0%)
CONSUMER DISCRETIONARY (13.2%)
  Abercrombie & Fitch Co., Cl
    A                                64,831       3,780
  American Eagle Outfitters,
    Inc.                             91,768       2,740
  Black & Decker Corp. (The)         52,562       4,567
  Brinker International, Inc.        63,523       2,684
  Claire's Stores, Inc.             100,697       3,656
  Darden Restaurants, Inc.           68,079       2,793
  Dillard's, Inc., Cl A             138,144       3,597
  Hilton Hotels Corp.               129,842       3,306
  J.C. Penney Co., Inc. (b)          68,930       4,164
  Johnson Controls, Inc.             33,606       2,552
  Lennar Corp., Cl A (b)             40,355       2,437
  Liz Claiborne, Inc. (b)            85,833       3,517
  McGraw-Hill Cos., Inc. (The)       45,423       2,617
  Men's Wearhouse, Inc. (The)       107,769       3,873
  Nordstrom, Inc.                   118,918       4,660
  Polo Ralph Lauren Corp.            60,942       3,694
  Whirlpool Corp.                    39,741       3,635
                                               --------
                                                 58,272
                                               --------
CONSUMER STAPLES (3.7%)
  Archer Daniels Midland Co.        131,177       4,413
  Loews Corp. -- Carolina
    Group (b)                        50,107       2,369
  Pepsi Bottling Group, Inc.
    (The) (b)                        73,836       2,244
  Reynolds American, Inc. (b)        34,908       3,683
  Smithfield Foods, Inc. * (b)      121,746       3,572
                                               --------
                                                 16,281
                                               --------
ENERGY (7.7%)
  Amerada Hess Corp. (b)             33,676       4,795
  Cooper Cameron Corp. * (b)         84,887       3,742
  Devon Energy Corp. (b)             74,127       4,534
  Marathon Oil Corp.                 66,206       5,043
  Murphy Oil Corp. (b)               69,465       3,461
  Noble Energy, Inc.                 51,178       2,248
  Pride International, Inc. *        84,372       2,631
  Tesoro Corp. *                     50,048       3,420
  Valero Energy Corp.                63,886       3,819
                                               --------
                                                 33,693
                                               --------

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
FINANCIALS (16.0%)
  American Capital Strategies
    Ltd. (b)                        102,356       3,599
  American Financial Group,
    Inc. (b)                         69,710       2,901
  Arch Capital Group Ltd. *          50,780       2,932
  Bear Stearns & Co., Inc.           48,311       6,701
  CIT Group, Inc.                   110,332       5,905
  Comerica, Inc.                     54,216       3,143
  Conseco, Inc. * (b)               100,899       2,504
  E*TRADE Financial Corp. *         209,219       5,645
  Genworth Financial, Inc., Cl
    A                               109,149       3,649
  IndyMac Bancorp, Inc. (b)          41,522       1,699
  KeyCorp (b)                       126,802       4,666
  Lincoln National Corp. (b)         53,706       2,932
  MBIA, Inc.                         58,384       3,511
  MGIC Investment Corp.              50,470       3,363
  Old Republic International
    Corp.                           134,852       2,942
  PMI Group, Inc. (The)              77,876       3,576
  Radian Group, Inc. (b)             47,143       2,840
  St. Paul Travelers Cos.,
    Inc. (The)                       64,370       2,690
  TD Banknorth, Inc. (b)             78,921       2,316
  Zions Bancorp                      28,319       2,343
                                               --------
                                                 69,857
                                               --------
HEALTH CARE (12.3%)
  Allergan, Inc. (b)                 41,997       4,557
  Applera Corp.-Applied
    Biosystems Group                 77,186       2,095
  Barr Pharmaceuticals, Inc. *       19,900       1,253
  Becton, Dickinson & Co.            52,472       3,231
  Biogen Idec, Inc. * (b)            60,096       2,831
  CIGNA Corp.                        39,297       5,132
  Coventry Health Care, Inc. *       76,158       4,111
  Dade Behring Holdings, Inc.        66,187       2,364
  Express Scripts, Inc. *            43,340       3,810
  Hospira, Inc. *                    60,013       2,368
  Humana, Inc. *                     64,045       3,372
  King Pharmaceuticals, Inc. *      174,623       3,012
  Laboratory Corp. of America
    Holdings * (b)                   78,112       4,568
  McKesson Corp.                     58,017       3,024
  Mylan Laboratories, Inc.           58,305       1,364

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

MID-CAP EQUITY FUND -- CONTINUED

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
HEALTH CARE--CONTINUED
  PDL BioPharma, Inc. * (b)         106,524       3,494
  Universal Health Services,
    Inc., Cl B                       71,089       3,611
                                               --------
                                                 54,197
                                               --------
INDUSTRIALS (13.2%)
  Arrow Electronics, Inc. *         115,988       3,743
  Crane Co.                          82,877       3,399
  CSX Corp.                          70,878       4,239
  Cummins, Inc. (b)                  38,223       4,017
  Eaton Corp.                        64,269       4,689
  Goodrich Corp.                     61,442       2,679
  Granite Construction, Inc.         77,825       3,789
  Harsco Corp.                       56,355       4,655
  Herman Miller, Inc.                93,444       3,029
  L-3 Communications Holdings,
    Inc.                             37,076       3,181
  Mettler Toledo
    International, Inc. *            42,364       2,556
  Norfolk Southern Corp.             56,421       3,051
  Ryder System, Inc.                 84,365       3,778
  Sotheby's Holdings, Inc., Cl
    A *                             135,435       3,933
  Southwest Airlines Co.            225,446       4,056
  Thomas & Betts Corp. *             63,494       3,262
                                               --------
                                                 58,056
                                               --------
INFORMATION TECHNOLOGY (15.0%)
  Accenture Ltd., Cl A              104,619       3,146
  ADTRAN, Inc.                       80,246       2,101
  Alliance Data Systems Corp.
    * (b)                            79,644       3,725
  Amphenol Corp., Cl A               89,393       4,665
  Broadcom Corp., Cl A *             88,675       3,827
  Citrix Systems, Inc. * (b)        121,655       4,611
  Compuware Corp. *                 174,640       1,367
  Corning, Inc. * (b)               108,360       2,916
  Freescale Semiconductor,
    Inc., Cl B *                    120,442       3,345
  Global Payments, Inc. (b)          97,811       5,184
  Harris Corp.                       78,655       3,720
  Lam Research Corp. * (b)           92,826       3,992
  MEMC Electronic Materials,
    Inc. * (b)                      100,756       3,720
  National Semiconductor Corp.      155,332       4,324
  NCR Corp. * (b)                   108,763       4,545
  NVIDIA Corp. * (b)                 87,702       5,022

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
INFORMATION TECHNOLOGY--CONTINUED
  SanDisk Corp. *                    46,913       2,698
  Western Digital Corp. *           168,812       3,280
                                               --------
                                                 66,188
                                               --------
MATERIALS (4.6%)
  FMC Corp.                          34,332       2,128
  Freeport-McMoRan Copper &
    Gold, Inc., Cl B (b)             31,696       1,894
  Louisiana-Pacific Corp. (b)       129,693       3,528
  Lubrizol Corp. (The)               52,698       2,258
  Phelps Dodge Corp. (b)             50,367       4,056
  Rohm & Haas Co.                    69,166       3,380
  Southern Copper Corp. (b)          34,787       2,939
                                               --------
                                                 20,183
                                               --------
REITS (5.1%)
  Boston Properties, Inc.            13,177       1,229
  Brandywine Realty Trust            77,032       2,447
  Camden Property Trust              36,531       2,632
  CBL & Associates Properties,
    Inc.                             59,613       2,531
  General Growth Properties,
    Inc. (b)                         70,554       3,448
  New Century Financial Corp.
    (b)                              60,436       2,781
  Simon Property Group, Inc.
    (b)                              22,137       1,863
  SL Green Realty Corp.              12,347       1,253
  Ventas, Inc.                      129,975       4,312
                                               --------
                                                 22,496
                                               --------
TELECOMMUNICATION SERVICES (0.5%)
  Qwest Communications
    International, Inc. * (b)       354,816       2,413
                                               --------
UTILITIES (5.7%)
  AES Corp. (The) *                 174,410       2,975
  Allegheny Energy, Inc. *           72,149       2,442
  Alliant Energy Corp (b)           107,280       3,376
  American Electric Power Co.,
    Inc. (b)                        133,721       4,549
  Edison International              120,526       4,964
  FirstEnergy Corp. (b)              47,534       2,324
  Sempra Energy                     100,443       4,667
                                               --------
                                                 25,297
                                               --------
Total Common Stocks (Cost
  $366,308)                                     426,933
                                               --------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

MID-CAP EQUITY FUND -- CONCLUDED

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
SHORT-TERM INVESTMENT (21.1%)
  CSFB Enhanced Liquidity
    Portfolio, 5.006% (c)        92,956,341      92,956
                                               --------
Total Short-Term Investment
  (Cost $92,956)                                 92,956
                                               --------
REPURCHASE AGREEMENT (3.2%)
  BNP Paribas, 4.655%, dated
    03/31/06, to be
    repurchased on 04/03/06,
    repurchase price
    $13,951,254
    (collateralized by U.S.
    Government Agencies;
    2.875% - 4.600%,
    12/15/06 - 04/11/08 total
    market value $14,225,271)        13,946      13,946
                                               --------
Total Repurchase Agreement
  (Cost $13,946)                                 13,946
                                               --------
Total Investments (Cost
  $473,210) (a) -- 121.3%                       533,835
Liabilities in excess of other
  assets -- (21.3)%                             (93,868)
                                               --------
Net Assets -- 100.0%                           $439,967
                                               ========

---------------

*  Non-income producing security.

(a)Cost for federal income tax purposes is $474,140
   (amount in thousands). Unrealized appreciation/
   (depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation..................   $63,092
      Unrealized Depreciation..................    (3,396)
                                                  -------
      Unrealized Appreciation (Depreciation)...   $59,696
                                                  =======

(b)This security or a partial position of the security was on loan at March 31, 2006. The total value of securities on loan at March 31, 2006 in thousands was $90,550.

(c)This security was purchased with cash collateral held from securities lending.

Cl    -- Class

REIT  -- Real Estate Investment Trust

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

MID-CAP VALUE EQUITY FUND

-------------------------------------------------------
                                   Shares      Value($)
-------------------------------------------------------
COMMON STOCKS (97.6%)
CONSUMER DISCRETIONARY (13.6%)
  Centex Corp.                       21,100       1,308
  Coca-Cola Femsa SA ADR             66,373       2,204
  Federated Department Stores,
    Inc.                             33,400       2,438
  Foot Locker, Inc. (b)             173,000       4,131
  Hilton Hotels Corp.               197,600       5,032
  Johnson Controls, Inc.             38,800       2,946
  KB Home (b)                        22,300       1,449
  Mattel, Inc. (b)                  130,000       2,357
  New York Times Co. (The), Cl
    A (b)                            92,600       2,344
  OfficeMax, Inc.                   124,400       3,753
  Pulte Homes, Inc.                  52,900       2,032
  Regal Entertainment Group, Cl
    A (b)                           127,700       2,402
  Standard Pacific Corp. (b)         54,800       1,842
                                               --------
                                                 34,238
                                               --------
CONSUMER STAPLES (6.2%)
  Alberto-Culver Co.                113,976       5,042
  Clorox Co. (The)                   25,300       1,514
  Corn Products International,
    Inc.                             74,991       2,217
  Estee Lauder Cos., Inc.
    (The), Cl A                      48,800       1,815
  J.M. Smucker Co. (The)             81,500       3,236
  Pepsi Bottling Group, Inc.
    (The)                            57,100       1,735
                                               --------
                                                 15,559
                                               --------
ENERGY (9.0%)
  Amerada Hess Corp. (b)             34,000       4,841
  CARBO Ceramics, Inc.               31,063       1,768
  CHC Helicopter Corp., Cl A         74,889       1,906
  Chesapeake Energy Corp. (b)        60,800       1,910
  Holly Corp.                        21,900       1,623
  Pogo Producing Co.                 38,400       1,930
  Questar Corp.                      46,300       3,243
  Sunoco, Inc. (b)                   25,300       1,963
  Tidewater, Inc. (b)                22,900       1,265
  Western Refining, Inc.            106,112       2,294
                                               --------
                                                 22,743
                                               --------
  FINANCIALS (19.4%)
  Alliancebernstein Holding LP
    (b)                              35,000       2,319
  AmSouth Bancorporation (b)         62,500       1,691

-------------------------------------------------------
                                   Shares      Value($)
-------------------------------------------------------
FINANCIALS--CONTINUED
  Aspen Insurance Holdings Ltd.
    (b)                             110,500       2,725
  Astoria Financial Corp.           103,700       3,211
  BankUnited Financial Corp.,
    Cl A                             91,140       2,464
  Bear Stearns & Co., Inc.           26,300       3,648
  CIT Group, Inc.                    39,500       2,114
  Colonial BancGroup, Inc.
    (The)                            94,200       2,355
  Comerica, Inc.                     36,900       2,139
  Commercial Capital Bancorp,
    Inc.                            139,100       1,956
  Compass Bancshares, Inc.           43,000       2,176
  Fidelity National Financial,
    Inc. (b)                         70,300       2,498
  H & R Block, Inc.                  60,200       1,303
  KeyCorp                            48,000       1,766
  Lincoln National Corp. (b)         44,100       2,407
  Protective Life Corp. (b)          34,500       1,716
  Provident Financial Services,
    Inc.                            122,139       2,211
  South Financial Group, Inc.
    (The) (b)                       133,200       3,483
  St. Joe Co. (The)                  24,100       1,514
  Torchmark Corp. (b)                32,700       1,867
  XL Capital Ltd., Cl A              48,900       3,135
                                               --------
                                                 48,698
                                               --------
HEALTH CARE (5.6%)
  Cooper Cos., Inc. (The)            57,200       3,091
  Health Management Associates,
    Inc., Cl A (b)                  121,500       2,621
  PerkinElmer, Inc.                  96,900       2,274
  Perrigo Co. (b)                   146,300       2,386
  Universal Health Services,
    Inc., Cl B                       76,200       3,870
                                               --------
                                                 14,242
                                               --------
INDUSTRIALS (17.5%)
  American Power Conversion
    Corp. (b)                        58,900       1,361
  Cooper Industries Ltd., Cl A
    (b)                              47,900       4,163
  ITT Industries, Inc.               93,800       5,272
  L-3 Communications Holdings,
    Inc.                             28,048       2,406
  MSC Industrial Direct Co.,
    Inc., Cl A                       42,500       2,296
  Pall Corp. (b)                     83,600       2,607

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

MID-CAP VALUE EQUITY FUND -- CONCLUDED

-------------------------------------------------------
                                   Shares      Value($)
-------------------------------------------------------
INDUSTRIALS--CONTINUED
  Parker Hannifin Corp. (b)          29,600       2,386
  Pentair, Inc. (b)                  68,600       2,795
  Pitney Bowes, Inc.                 79,400       3,409
  R.R. Donnelley & Sons Co.         107,752       3,526
  Rockwell Automation, Inc.          35,000       2,517
  Ryder System, Inc.                 84,014       3,762
  Textron, Inc.                      22,200       2,073
  UTI Worldwide, Inc.                39,400       1,245
  Walter Industries, Inc.            66,100       4,404
                                               --------
                                                 44,222
                                               --------
INFORMATION TECHNOLOGY (7.1%)
  Amphenol Corp., Cl A               81,700       4,262
  Analog Devices, Inc.               46,800       1,792
  Harris Corp.                       52,500       2,483
  Jack Henry & Associates, Inc.
    (b)                             183,600       4,199
  Linear Technology Corp. (b)        52,700       1,849
  Reynolds & Reynolds Co.
    (The), Cl A                      63,233       1,796
  Tektronix, Inc. (b)                44,600       1,593
                                               --------
                                                 17,974
                                               --------
MATERIALS (8.7%)
  Ashland, Inc.                      35,600       2,530
  Ball Corp. (b)                     65,700       2,880
  Cytec Industries, Inc.             27,107       1,627
  Foundation Coal Holdings,
    Inc.                            107,455       4,421
  International Flavors &
    Fragrances, Inc.                 65,300       2,241
  Nucor Corp.                        27,900       2,924
  Sigma-Aldrich Corp. (b)            54,100       3,559
  Valspar Corp. (The)                67,398       1,878
                                               --------
                                                 22,060
                                               --------
REITS (2.2%)
  American Financial Realty
    Trust (b)                       167,000       1,946
  Developers Diversified Realty
    Corp. (b)                        23,700       1,298
  Trustreet Properties, Inc.        157,600       2,393
                                               --------
                                                  5,637
                                               --------
UTILITIES (8.3%)
  Ameren Corp. (b)                   74,600       3,717
  Cinergy Corp. (b)                  39,500       1,794

-------------------------------------------------------
                                   Shares      Value($)
-------------------------------------------------------
UTILITIES--CONTINUED
  Constellation Energy Group,
    Inc.                             80,900       4,426
  Edison International               94,100       3,875
  Pepco Holdings, Inc. (b)          109,100       2,486
  PPL Corp. (b)                     159,600       4,692
                                               --------
                                                 20,990
                                               --------
Total Common Stocks
  (Cost $224,894)                               246,363
                                               --------
MONEY MARKET FUNDS (4.6%)
  Federated Prime Value
    Obligations Fund, Cl I       11,597,140      11,597
                                               --------
Total Money Market Funds
  (Cost $11,597)                                 11,597
                                               --------
SHORT-TERM INVESTMENT (25.9%)
  CSFB Enhanced Liquidity
    Portfolio, 5.006% (c)        65,280,695      65,281
                                               --------
Total Short-Term Investment
  (Cost $65,281)                                 65,281
                                               --------
Total Investments
  (Cost $301,772) (a) -- 128.1%                 323,241
Liabilities in excess of other
  assets -- (28.1)%                             (70,906)
                                               --------
Net Assets -- 100.0%                           $252,335
                                               ========

---------------

(a)Cost for federal income tax purposes is $302,099
   (amount in thousands). Unrealized appreciation/
   (depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation..................   $25,189
      Unrealized Depreciation..................    (4,047)
                                                  -------
      Unrealized Appreciation (Depreciation)...   $21,142
                                                  =======

(b)This security or a partial position of the security was on loan at March 31, 2006. The total value of securities on loan at March 31, 2006 in thousands was $63,390.

(c)This security was purchased with cash collateral held from securities lending.

ADR   -- American Depository Receipt

Cl    -- Class

LP    -- Limited Partnership

REIT  -- Real Estate Investment Trust

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

QUALITY GROWTH STOCK FUND

-------------------------------------------------------
                                  Shares       Value($)
-------------------------------------------------------
COMMON STOCKS (98.2%)
CONSUMER DISCRETIONARY (8.9%)
  Coach, Inc. *                      37,000       1,279
  Home Depot, Inc. (The) (b)         41,000       1,734
  Lowe's Cos., Inc. (b)              45,000       2,901
  Staples, Inc.                      91,500       2,336
  TJX Cos., Inc. (The)               38,000         943
  Univision Communications,
    Inc., Cl A *                     20,000         689
  Walt Disney Co. (The) (b)          41,000       1,143
                                               --------
                                                 11,025
                                               --------
CONSUMER STAPLES (7.8%)
  Colgate-Palmolive Co.              36,000       2,056
  CVS Corp.                          36,000       1,075
  PepsiCo, Inc.                      47,000       2,716
  Procter & Gamble Co. (The)         42,000       2,420
  Wal-Mart Stores, Inc.              29,884       1,412
                                               --------
                                                  9,679
                                               --------
ENERGY (8.4%)
  Anadarko Petroleum Corp.           15,000       1,515
  Apache Corp. (b)                   37,250       2,440
  BJ Services Co.                    53,000       1,834
  Exxon Mobil Corp.                  75,000       4,565
                                               --------
                                                 10,354
                                               --------
FINANCIALS (17.1%)
  AFLAC, Inc.                        11,000         496
  American Express Co.               37,180       1,954
  American International
    Group, Inc.                      39,000       2,578
  Chubb Corp. (The)                  26,500       2,529
  Golden West Financial Corp.
    (b)                              18,000       1,222
  Goldman Sachs Group, Inc.
    (The)                             8,000       1,256
  JPMorgan Chase & Co.               58,000       2,415
  Merrill Lynch & Co., Inc.          15,000       1,181
  Prudential Financial, Inc.
    (b)                              35,000       2,654
  SLM Corp.                          47,000       2,441
  State Street Corp.                 40,000       2,417
                                               --------
                                                 21,143
                                               --------
HEALTH CARE (15.9%)
  Amgen, Inc. *                      38,000       2,765
  Becton, Dickinson & Co.            37,000       2,278
  Coventry Health Care, Inc. *       45,000       2,429
  Forest Laboratories, Inc. *        54,000       2,410

-------------------------------------------------------
                                  Shares       Value($)
-------------------------------------------------------
HEALTH CARE--CONTINUED
  Johnson & Johnson                  14,732         872
  Medtronic, Inc.                    47,063       2,388
  St. Jude Medical, Inc. *           41,000       1,681
  UnitedHealth Group, Inc.           61,200       3,419
  Varian Medical Systems, Inc.
    * (b)                            24,000       1,348
                                               --------
                                                 19,590
                                               --------
INDUSTRIALS (16.3%)
  Caterpillar, Inc.                  35,000       2,513
  Danaher Corp.                      28,000       1,779
  Emerson Electric Co.               19,000       1,589
  Fastenal Co. (b)                   38,000       1,799
  General Dynamics Corp.             20,000       1,280
  General Electric Co.              123,844       4,308
  Honeywell International,
    Inc.                             56,000       2,395
  ITT Industries, Inc.               26,000       1,462
  J. B. Hunt Transport
    Services, Inc. (b)               28,000         603
  Rockwell Collins, Inc.             29,000       1,634
  Waste Management, Inc.             20,000         706
                                               --------
                                                 20,068
                                               --------
INFORMATION TECHNOLOGY (19.7%)
  Automatic Data Processing,
    Inc.                             40,000       1,827
  CheckFree Corp. * (b)              40,000       2,020
  Cognizant Technology
    Solutions Corp., Cl A *          12,000         714
  Dell, Inc. *                       27,000         804
  Harris Corp.                       20,000         946
  Hewlett-Packard Co.                61,000       2,007
  Intel Corp.                        47,086         911
  Intersil Corp., Cl A (b)           46,000       1,330
  Jabil Circuit, Inc. *              17,000         729
  Microsoft Corp.                   144,056       3,919
  Network Appliance, Inc. *
    (b)                              42,000       1,513
  Oracle Corp. *                     36,808         504
  Paychex, Inc.                      66,000       2,750
  QUALCOMM, Inc.                     31,000       1,569
  Texas Instruments, Inc.            83,000       2,695
                                               --------
                                                 24,238
                                               --------
MATERIALS (3.4%)
  Praxair, Inc.                      45,000       2,481
  Rohm & Haas Co.                    34,000       1,662
                                               --------
                                                  4,143
                                               --------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

QUALITY GROWTH STOCK FUND -- CONCLUDED

-------------------------------------------------------
                                  Shares       Value($)
-------------------------------------------------------
TELECOMMUNICATION SERVICES (0.7%)
  AT&T, Inc. (b)                     31,000         838
                                               --------
Total Common Stocks (Cost
  $93,397)                                      121,078
                                               --------
WARRANTS (0.0%)
INFORMATION TECHNOLOGY (0.0%)
  Lucent Technologies, Inc. *        22,693          14
                                               --------
Total Warrants (Cost $0)                             14
                                               --------
SHORT-TERM INVESTMENT (16.7%)
  CSFB Enhanced Liquidity
    Portfolio, 5.006% (c)        20,697,375      20,697
                                               --------
Total Short-Term Investment
  (Cost $20,697)                                 20,697
                                               --------
Total Investments (Cost
  $114,094) (a) -- 114.9%                       141,789
Liabilities in excess of other
  assets -- (14.9)%                             (18,428)
                                               --------
Net Assets -- 100.0%                           $123,361
                                               ========

---------------

*  Non-income producing security.

(a)Cost for federal income tax purposes is $114,239
   (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation..................   $28,131
      Unrealized Depreciation..................      (580)
                                                  -------
      Unrealized Appreciation (Depreciation)...   $27,551
                                                  =======

(b)This security or a partial position of the security was on loan at March 31, 2006. The total value of securities on loan at in March 31, 2006 thousands was $20,114.

(c)This security was purchased with cash collateral held from securities lending.

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

SMALL CAP GROWTH STOCK FUND

-------------------------------------------------------
                              Shares or
                              Principal
                              Amount($)       Value($)
-------------------------------------------------------
COMMON STOCKS (97.3%)
CONSUMER DISCRETIONARY (14.1%)
  Aaron Rents, Inc.               385,000        10,460
  bebe stores, Inc.               285,000         5,250
  Carter's, Inc. *                160,000        10,798
  Cavco Industries, Inc. *        150,000         7,289
  Champion Enterprises,
    Inc. * (b)                    665,000         9,948
  Children's Place Retail
    Stores, Inc. (The) *
    (b)                           160,000         9,264
  Coldwater Creek, Inc. *
    (b)                           310,000         8,618
  Conn's, Inc. * (b)              210,000         7,174
  Craftmade International,
    Inc.                          170,100         3,145
  Dover Downs Gaming &
    Entertainment, Inc.           175,000         3,810
  Dress Barn, Inc. (The) *
    (b)                           215,000        10,309
  Escala Group, Inc. * (b)         43,672         1,144
  Ethan Allen Interiors,
    Inc. (b)                      200,000         8,404
  Genesco, Inc. * (b)             255,000         9,917
  Gottschalks, Inc. *             220,300         2,018
  Jos. A. Bank Clothiers,
    Inc. * (b)                    336,250        16,123
  Luby's, Inc. *                  445,000         5,558
  Orange 21, Inc. *               471,910         2,100
  Panera Bread Co., Cl A *
    (b)                           160,000        12,029
  PetMed Express, Inc. *
    (b)                           375,311         6,669
  Phillips-Van Heusen
    Corp.                         315,000        12,036
  Priceline.com, Inc. * (b)       395,000         9,812
  RARE Hospitality
    International, Inc. *
    (b)                           185,284         6,453
  Rocky Shoes & Boots, Inc.
    * (b)                         265,000         6,996
  Scientific Games Corp. *
    (b)                            80,000         2,810
  Sonic Corp. * (b)               159,240         5,594
  Speedway Motorsports,
    Inc.                           70,000         2,675
  Sportsman's Guide, Inc.
    (The) *                       225,000         5,960
  Steiner Leisure Ltd. *
    (b)                           235,000         9,518
  Steven Madden Ltd.              155,899         5,534
  Stride Rite Corp. (The)         445,000         6,444
  Too, Inc. *                     385,000        13,225

-------------------------------------------------------
                              Shares or
                              Principal
                              Amount($)       Value($)
-------------------------------------------------------
CONSUMER DISCRETIONARY--CONTINUED
  Warnaco Group, Inc. (The)
    *                             290,000         6,960
  Yankee Candle Co., Inc.
    (The)                          52,712         1,443
                                             ----------
                                                245,487
                                             ----------
CONSUMER STAPLES (2.2%)
  Central European
    Distribution Corp. *
    (b)                           210,000         8,075
  Chattem, Inc. * (b)             265,000         9,976
  Corn Products
    International, Inc.           279,470         8,264
  Overhill Farms, Inc. *
    (d)(e)                      1,155,000         3,337
  Parlux Fragrances, Inc. *
    (b)                           290,015         9,353
                                             ----------
                                                 39,005
                                             ----------
ENERGY (3.0%)
  Atwood Oceanics, Inc. *
    (b)                            50,000         5,051
  Core Laboratories NV *          140,000         6,657
  Helix Energy Solutions
    Group, Inc. * (b)             205,000         7,770
  Hornbeck Offshore
    Services, Inc. *               95,000         3,427
  Oceaneering
    International, Inc. *          63,000         3,610
  Superior Energy Services,
    Inc. * (b)                    313,200         8,390
  TETRA Technologies, Inc.
    *                             135,000         6,350
  TODCO, Cl A (b)                 190,000         7,488
  Unit Corp. *                     49,800         2,776
                                             ----------
                                                 51,519
                                             ----------
FINANCIALS (7.8%)
  American Safety Insurance
    Holdings Ltd. *               125,000         2,089
  Arch Capital Group Ltd. *       135,100         7,801
  Central Pacific Financial
    Corp.                         125,000         4,590
  Corus Bankshares, Inc.
    (b)                            95,000         5,647
  Doral Financial Corp. (b)       475,000         5,486
  Downey Financial Corp.           65,570         4,413
  Encore Capital Group,
    Inc. * (b)                    165,100         2,435
  Euronet Worldwide, Inc. *
    (b)                           190,000         7,188
  First BanCorp (b)               385,000         4,759

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

SMALL CAP GROWTH STOCK FUND -- CONTINUED

-------------------------------------------------------
                              Shares or
                              Principal
                              Amount($)       Value($)
-------------------------------------------------------
FINANCIALS--CONTINUED
  First Citizens
    BancShares, Inc., Cl A         34,736         6,704
  FPIC Insurance Group,
    Inc. * (b)                    130,000         4,914
  Franklin Bank Corp. *           181,835         3,497
  Infinity Property &
    Casualty Corp.                209,300         8,736
  LandAmerica Financial
    Group, Inc.                    40,000         2,714
  Nara Bankcorp, Inc.             170,000         2,984
  Phoenix Cos., Inc. (The)        385,000         6,276
  Piper Jaffray Cos. *            160,600         8,832
  RLI Corp.                       109,453         6,272
  Selective Insurance
    Group, Inc. (b)               180,000         9,539
  South Financial Group,
    Inc. (The) (b)                175,000         4,576
  Susquehanna Bancshares,
    Inc.                          173,185         4,463
  Triad Guaranty, Inc. *           96,095         4,507
  United Community Banks,
    Inc.                           60,000         1,689
  W Holding Co., Inc.             855,000         6,729
  Zenith National Insurance
    Corp.                         190,000         9,144
                                             ----------
                                                135,984
                                             ----------
HEALTH CARE (16.8%)
  Allion Healthcare, Inc. *       245,000         3,322
  Amedisys, Inc. * (b)            220,000         7,645
  American Retirement Corp.
    * (b)                         225,632         5,781
  AMICAS, Inc. *                1,090,000         5,145
  Arena Pharmaceuticals,
    Inc. * (b)                    715,000        12,949
  Aspect Medical Systems,
    Inc. * (b)                    429,800        11,794
  Bentley Pharmaceuticals,
    Inc. * (b)                    515,604         6,780
  Chemed Corp.                    135,000         8,011
  Cubist Pharmaceuticals,
    Inc. * (b)                    359,000         8,246
  Datascope Corp.                 110,000         4,352
  DJ Orthopedics, Inc. *          180,000         7,157
  Drugmax, Inc. * (d)           2,603,000         2,030
  Hi-Tech Pharmacal Co.,
    Inc. *                        335,000         9,447

-------------------------------------------------------
                              Shares or
                              Principal
                              Amount($)       Value($)
-------------------------------------------------------
HEALTH CARE--CONTINUED
  Hologic, Inc. * (b)             195,000        10,793
  ICU Medical, Inc. * (b)          95,000         3,438
  Illumina, Inc. * (b)            190,000         4,513
  IRIS International, Inc.
    * (b)                         195,000         3,048
  Kendle International,
    Inc. *                        249,153         8,421
  LHC Group, Inc. *               265,600         4,250
  LifeCell Corp. * (b)            425,000         9,584
  Matria Healthcare, Inc. *
    (b)                            95,000         3,606
  Meridian Bioscience,
    Inc.                          320,000         8,634
  Molecular Devices Corp. *
    (b)                           250,000         8,290
  Natus Medical, Inc. * (b)       510,000        10,455
  Palomar Medical
    Technologies, Inc. *
    (b)                           360,000        12,042
  PDL BioPharma, Inc. * (b)       470,000        15,416
  Per-Se Technologies, Inc.
    * (b)                         460,000        12,264
  Providence Service Corp.
    (The) * (b)                   254,196         8,266
  Res-Care, Inc. *                230,000         4,227
  Serologicals Corp. * (b)        470,000        11,496
  SurModics, Inc. * (b)           340,000        12,022
  Third Wave Technologies,
    Inc. *                        840,000         2,629
  TriPath Imaging, Inc. *         665,618         4,646
  TriZetto Group, Inc. *
    (b)                           370,000         6,508
  United Therapeutics Corp.
    *                             165,000        10,936
  Ventiv Health, Inc. * (b)       410,000        13,620
  ViroPharma, Inc. * (b)          480,000         6,096
  West Pharmaceutical
    Services, Inc.                 96,570         3,353
                                             ----------
                                                291,212
                                             ----------
INDUSTRIALS (17.3%)
  A.S.V., Inc. * (b)              295,305         9,515
  AirTran Holdings, Inc. *
    (b)                           371,000         6,719
  Barrett Business
    Services, Inc. *              247,097         6,672
  Brady Corp., Cl A               190,000         7,117
  BTU International, Inc. *       268,158         4,406
  Builders FirstSource,
    Inc. *                        385,000         8,743
  CBIZ, Inc. *                    694,348         5,555
  Ceradyne, Inc. * (b)            195,000         9,731

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

SMALL CAP GROWTH STOCK FUND -- CONTINUED

-------------------------------------------------------
                              Shares or
                              Principal
                              Amount($)       Value($)
-------------------------------------------------------
INDUSTRIALS--CONTINUED
  Columbus McKinnon Corp. *
    (b)                           265,000         7,136
  Copart, Inc. *                  370,000        10,157
  Corrections Corp. of
    America * (b)                 236,000        10,666
  Dycom Industries, Inc. *
    (b)                            30,062           639
  EDO Corp. (b)                   255,000         7,867
  ElkCorp                         250,000         8,438
  EMCOR Group, Inc. * (b)         136,950         6,801
  Encore Wire Corp. * (b)         115,000         3,896
  Esterline Technologies
    Corp. *                       220,000         9,405
  Flow International Corp.
    * (d)                       1,370,000        18,042
  Gardner Denver, Inc. *          105,000         6,846
  General Cable Corp. * (b)       405,000        12,283
  Genlyte Group, Inc. (The)
    *                             210,000        14,308
  Gevity HR, Inc.                 195,000         4,770
  Griffon Corp. *                 290,000         7,204
  Herman Miller, Inc.             250,000         8,103
  Hub Group, Inc., Cl A *          28,171         1,284
  Insituform Technologies,
    Inc., Cl A * (b)              288,628         7,678
  Labor Ready, Inc. *             275,000         6,586
  Marten Transport Ltd. *         222,500         4,025
  Mobile Mini, Inc. * (b)         290,000         8,967
  Mueller Industries, Inc.        205,000         7,316
  NCI Building Systems,
    Inc. * (b)                    170,000        10,161
  Pacer International, Inc.
    (b)                           280,000         9,150
  Power-One, Inc. *               762,100         5,487
  PW Eagle, Inc. (b)               74,164         2,062
  Simpson Manufacturing
    Co., Inc.                     156,875         6,793
  TAL International Group,
    Inc. *                         75,000         1,808
  Toro Co. (The)                  190,000         9,073
  Ultralife Batteries, Inc.
    * (b)                         360,000         4,626
  Universal Truckload
    Services, Inc. *              155,000         3,883
  Wabtec Corp.                    325,000        10,595
  Woodward Governor Co.           195,000         6,484
                                             ----------
                                                300,997
                                             ----------

-------------------------------------------------------
                              Shares or
                              Principal
                              Amount($)       Value($)
-------------------------------------------------------
INFORMATION TECHNOLOGY (31.8%)
  @Road, Inc. *                 1,585,889         8,040
  24/7 Real Media, Inc. *         195,253         2,042
  Access Integrated
    Technologies, Inc., Cl
    A * (b)                       379,873         4,881
  Actuate Corp. *               1,302,972         5,538
  Advanced Energy
    Industries, Inc. * (b)        275,000         3,886
  Aeroflex, Inc. *                897,525        12,323
  ANADIGICS, Inc. * (b)           801,088         6,329
  Ansoft Corp. *                  155,000         6,462
  ANSYS, Inc. *                   170,000         9,206
  Art Technology Group,
    Inc. *                        955,000         3,066
  Atmel Corp. * (b)               370,000         1,746
  ATMI, Inc. *                    130,000         3,926
  Avocent Corp. *                 190,000         6,031
  Black Box Corp.                 215,000        10,331
  Blackboard, Inc. *              340,000         9,659
  Bottomline Technologies
    (de), Inc. *                  775,000        10,641
  CalAmp Corp. *                  484,544         5,689
  Carrier Access Corp. *          181,453         1,092
  Checkpoint Systems, Inc.
    * (b)                         280,000         7,526
  Cirrus Logic, Inc. *            615,000         5,215
  Click Commerce, Inc. *
    (b)                           465,000        11,132
  Comtech Group, Inc. *           370,000         3,700
  Credence Systems Corp. *
    (b)                           670,000         4,918
  Cree, Inc. * (b)                325,000        10,663
  Cymer, Inc. * (b)               199,420         9,062
  Cypress Semiconductor
    Corp. * (b)                   455,000         7,712
  Ditech Communications
    Corp. *                       560,000         5,852
  eCollege.com * (b)              260,000         4,898
  EFJ, Inc. *                      63,965           690
  Entrust, Inc. *               1,240,000         5,580
  Epicor Software Corp. *
    (b)                           398,100         5,346
  FEI Co. * (b)                   275,000         5,459
  Hutchinson Technology,
    Inc. * (b)                    210,000         6,336
  Hyperion Solutions Corp.
    *                              95,000         3,097
  InfoCrossing, Inc. * (b)        520,000         6,266

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

SMALL CAP GROWTH STOCK FUND -- CONTINUED

-------------------------------------------------------
                              Shares or
                              Principal
                              Amount($)       Value($)
-------------------------------------------------------
INFORMATION TECHNOLOGY--CONTINUED
  Integrated Device
    Technology, Inc. *            470,000         6,984
  Ituran Location & Control
    Ltd.                          405,540         6,136
  Kopin Corp. *                 1,050,374         5,262
  Liveperson, Inc. *              650,000         4,706
  Magma Design Automation,
    Inc. * (b)                    272,112         2,354
  Merge Technologies, Inc.
    * (b)                         138,532         2,212
  Metrologic Instruments,
    Inc. *                        361,066         8,351
  Micrel, Inc. * (b)              370,000         5,483
  MIPS Technologies, Inc. *       487,068         3,634
  Moldflow Corp. *                313,900         4,928
  Multi-Fineline
    Electronix, Inc. * (b)         40,000         2,340
  Neoware Systems, Inc. *
    (b)                           330,000         9,775
  Netlogic Microsystems,
    Inc. * (b)                    253,544        10,449
  NICE Systems Ltd. *             245,000        12,485
  Nuance Communications,
    Inc. *                        519,201         6,132
  O2Micro International
    Ltd., ADR *                   405,000         4,305
  Orbotech Ltd. *                 225,000         5,542
  Orckit Communications
    Ltd. *                        240,000         5,275
  Packeteer, Inc. *               350,000         4,060
  Park Electrochemical
    Corp.                         240,000         7,080
  Performance Technologies,
    Inc. *                        500,000         3,750
  Photronics, Inc. * (b)          350,000         6,566
  Portalplayer, Inc. * (b)        220,000         4,891
  Power Integrations, Inc.
    * (b)                         242,126         6,000
  Presstek, Inc. * (b)            746,745         8,886
  Quest Software, Inc. *
    (b)                           465,000         7,766
  Radiant Systems, Inc. *
    (b)                           632,299         8,549
  Radvision Ltd. *                510,000         9,104
  Radyne ComStream, Inc. *        539,700         8,619
  RealNetworks, Inc. * (b)        420,000         3,465
  Rogers Corp. * (b)              136,917         7,459
  Secure Computing Corp. *
    (b)                           460,000         5,308

-------------------------------------------------------
                              Shares or
                              Principal
                              Amount($)       Value($)
-------------------------------------------------------
INFORMATION TECHNOLOGY--CONTINUED
  Semtech Corp. * (b)             390,000         6,977
  SM&A *                          400,000         2,600
  SonicWALL, Inc. *               480,000         3,403
  Standard Microsystems
    Corp. *                        65,000         1,689
  Stellent, Inc.                  540,000         6,404
  Sunair Services Corp. *       1,000,000         5,000
  TALX Corp.                      220,000         6,266
  Technitrol, Inc.                133,499         3,201
  Tekelec * (b)                   430,000         5,947
  Tollgrade Communications,
    Inc. *                        485,000         7,217
  Transaction Systems
    Architects, Inc. * (b)        280,000         8,739
  Trimble Navigation Ltd. *
    (b)                           265,000        11,938
  TTM Technologies, Inc. *
    (b)                           510,000         7,390
  Ultimate Software Group,
    Inc. (The) *                  455,000        11,762
  ValueClick, Inc. * (b)          570,000         9,644
  VASCO Data Security
    International, Inc. *
    (b)                           520,000         4,254
  webMethods, Inc. *            1,205,000        10,146
  Websense, Inc. * (b)            365,000        10,067
  WebSideStory, Inc. *            362,606         6,233
  Westell Technologies,
    Inc., Cl A *                  843,716         3,434
  Xyratex Ltd. *                  190,517         6,001
                                             ----------
                                                550,508
                                             ----------
MATERIALS (4.3%)
  A. Schulman, Inc.               265,000         6,559
  Aleris International,
    Inc. * (b)                    240,000        11,537
  AMCOL International Corp.
    (b)                           124,255         3,579
  Carpenter Technology
    Corp.                         135,000        12,759
  Foundation Coal Holdings,
    Inc.                          238,600         9,816
  Gibraltar Industries,
    Inc.                          118,800         3,500
  Headwaters, Inc. * (b)          185,000         7,361
  PolyOne Corp. * (b)             375,000         3,495

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

SMALL CAP GROWTH STOCK FUND -- CONCLUDED

-------------------------------------------------------
                              Shares or
                              Principal
                              Amount($)       Value($)
-------------------------------------------------------
MATERIALS--CONTINUED
  Silgan Holdings, Inc.           120,000         4,820
  Texas Industries, Inc.
    (b)                           200,000        12,098
                                             ----------
                                                 75,524
                                             ----------
Total Common Stocks (Cost
  $1,316,614)                                 1,690,236
                                             ----------
WARRANT (0.0%)
HEALTH CARE (0.0%)
  Drugmax, Inc. *               1,301,500             0
                                             ----------
INFORMATION TECHNOLOGY (0.0%)
  InfoCrossing, Inc. *(e)         139,109           583
                                             ----------
TELECOMMUNICATION SERVICES (0.0%)
  Sunair Services Corp. (d)       350,000             0
                                             ----------
Total Warrant (Cost $169)                           583
                                             ----------
SHORT-TERM INVESTMENT (27.8%)
  CSFB Enhanced Liquidity
    Portfolio, 5.006% (c)     482,460,076       482,460
                                             ----------
Total Short-Term Investment
  (Cost $482,460)                               482,460
                                             ----------
REPURCHASE AGREEMENTS (2.8%)
  BNP Paribas, 4.655%,
    dated 03/31/06 to be
    repurchased 04/03/06,
    repurchase price
    $22,325,637
    (collateralized by U.S.
    Government Agencies,
    2.875%, due 12/15/06;
    total market value
    $22,763,957)                   22,317        22,317

-------------------------------------------------------
                              Shares or
                              Principal
                              Amount($)       Value($)
-------------------------------------------------------
REPURCHASE AGREEMENTS--CONTINUED
  Lehman Brothers, Inc.,
    4.755%, dated 03/31/06,
    to be repurchased
    04/03/06, repurchase
    price $25,643,794
    (collateralized by U.S.
    Government Obligations
    DN, due 12/01/34; total
    market value
    $26,148,390)                   25,634        25,634
                                             ----------
Total Repurchase Agreements
  (Cost $47,951)                                 47,951
                                             ----------
Total Investments
  (Cost $1,847,194)
  (a) -- 127.9%                               2,221,230

Liabilities in excess of
  other assets -- (27.9)%                      (483,411)
                                             ----------
Net Assets -- 100.0%                         $1,737,819
                                             ==========

---------------

*  Non-income producing security.

(a)Cost for federal income tax purposes is $1,850,633
   (amount in thousands). Unrealized appreciation/
   (depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation.................   $407,324
      Unrealized Depreciation.................    (37,227)
                                                 --------
      Unrealized Appreciation
        (Depreciation)........................   $370,097
                                                 ========

(b)This security or a partial position of the security was on loan at March 31, 2006. The total value of securities on loan at March 31, 2006 in thousands was $467,161.

(c)This security was purchased with cash collateral held from securities lending.

(d)Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(e)Valued at fair value using methods determined by the Board. As of March 31, 2006, collectively these securities represented 0.23% of net assets.

ADR   -- American Depository Receipt

Cl    -- Class

DN    -- Discount Note

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006 (Amounts in thousands, except Shares)

SMALL CAP VALUE EQUITY FUND

-------------------------------------------------------
                                Shares or
                                Principal
                                Amount($)     Value($)
-------------------------------------------------------
COMMON STOCKS (98.8%)
CONSUMER DISCRETIONARY (20.3%)
  ADESA, Inc.                      265,069        7,088
  Applebee's International,
    Inc.                           411,100       10,093
  Bassett Furniture
    Industries, Inc.               216,300        4,315
  bebe stores, Inc. (b)            561,300       10,339
  Benetton Group SpA ADR           206,200        6,134
  Borders Group, Inc.              322,700        8,145
  BorgWarner, Inc.                  96,800        5,812
  CKE Restaurants, Inc. (b)        537,200        9,347
  Cobra Electronics Corp. *        194,400        2,059
  Courier Corp.                     79,500        3,525
  Group 1 Automotive, Inc.         192,500        9,151
  International Speedway Corp.     158,600        8,073
  Intrawest Corp.                   60,800        2,079
  K-Swiss, Inc., Cl A              275,467        8,303
  Lithia Motors, Inc.              248,800        8,633
  Makita Corp. ADR                 341,954       10,450
  Media General, Inc., Cl A        126,400        5,893
  Meredith Corp.                   107,900        6,020
  Movado Group, Inc.               457,800       10,566
  Natuzzi SpA ADR                  427,500        3,121
  SCP Pool Corp.                   131,100        6,150
  Stanley Furniture Co., Inc.       76,900        2,249
  United Auto Group, Inc. (b)      136,300        5,861
  Winnebago Industries, Inc.
    (b)                            212,400        6,444
  World Wrestling
    Entertainment, Inc.            302,900        5,119
                                              ---------
                                                164,969
                                              ---------
CONSUMER STAPLES (3.1%)
  Church & Dwight Co., Inc.
    (b)                            333,350       12,308
  Corn Products International,
    Inc.                           136,800        4,045
  Ingles Markets, Inc., Cl A        82,400        1,468
  J.M. Smucker Co. (The)           195,243        7,751
                                              ---------
                                                 25,572
                                              ---------
ENERGY (4.6%)
  CARBO Ceramics, Inc. (b)          76,100        4,331
  CHC Helicopter Corp., Cl A       715,200       18,202
  Maritrans, Inc.                  121,700        2,973
  Tidewater, Inc. (b)              154,500        8,533
  Ultrapar Participacoes SA
    ADR                            207,700        3,689
                                              ---------
                                                 37,728
                                              ---------

-------------------------------------------------------
                                Shares or
                                Principal
                                Amount($)     Value($)
-------------------------------------------------------
FINANCIALS (16.6%)
  American Financial Group,
    Inc. (b)                       180,500        7,511
  Bank of Hawaii Corp.             109,100        5,816
  BankAtlantic Bancorp, Inc.
    (b)                            411,400        5,920
  Banner Corp.                     102,600        3,488
  Capital Corp. of the West         55,800        2,049
  City National Corp.               78,600        6,036
  Cohen & Steers, Inc.             341,130        8,358
  Desert Community Bank             36,600        1,471
  Federal Agricultural
    Mortgage Corp., Cl C            80,189        2,359
  First Republic Bank *            261,300        9,882
  Glacier Bancorp, Inc. (b)        206,232        6,404
  HCC Insurance Holdings, Inc.
    (b)                            371,650       12,933
  Horizon Financial Corp.          230,106        5,882
  Hub International Ltd.           547,700       15,346
  International Bancshares
    Corp.                          127,400        3,660
  Jefferies Group, Inc.            104,200        6,096
  National Interstate Corp.        117,379        2,553
  Seacoast Banking Corp. of
    Florida                        215,700        6,279
  StanCorp Financial Group,
    Inc.                           199,400       10,790
  Washington Federal, Inc.         231,404        5,600
  West Coast Bancorp               226,953        6,343
                                              ---------
                                                134,776
                                              ---------
HEALTH CARE (4.0%)
  Ansell Ltd. ADR                  108,200        3,533
  Cooper Cos., Inc. (The) (b)      295,000       15,938
  PerkinElmer, Inc.                260,200        6,107
  Perrigo Co. (b)                  442,400        7,216
                                              ---------
                                                 32,794
                                              ---------
INDUSTRIALS (31.3%)
  ABM Industries, Inc.             187,100        3,587
  American Ecology Corp. (b)       307,500        6,267
  Apogee Enterprises, Inc.         187,500        3,165
  Briggs & Stratton Corp. (b)      148,500        5,252
  Brink's Co. (The)                227,500       11,548
  Deluxe Corp. (b)                 242,500        6,346
  Donaldson Co., Inc.              178,600        6,035
  DRS Technologies, Inc. (b)        37,400        2,052
  ElkCorp (b)                      161,100        5,437
  Forward Air Corp.                280,411       10,457
  Freightcar America, Inc.          90,800        5,775

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

SMALL CAP VALUE EQUITY FUND -- CONTINUED

-------------------------------------------------------
                                Shares or
                                Principal
                                Amount($)     Value($)
-------------------------------------------------------
INDUSTRIALS--CONTINUED
  Gol Linhas Aereas
    Inteligentes SA ADR            231,492        6,204
  Graco, Inc. (b)                  569,200       25,860
  Granite Construction, Inc.       250,500       12,194
  Grupo Aeroportuario del
    Pacifico SA de CV ADR *        500,000       15,975
  Heartland Express, Inc.          380,100        8,282
  Lan Airlines SA ADR              149,400        5,855
  Lennox International, Inc.
    (b)                            309,189        9,232
  LSI Industries, Inc.             508,487        8,665
  McGrath Rentcorp                 239,600        7,202
  Mine Safety Appliances Co.
    (b)                            191,083        8,025
  MSC Industrial Direct Co.,
    Inc., Cl A                     123,700        6,682
  Multi-Color Corp. *               84,800        2,548
  Oshkosh Truck Corp. (b)          105,800        6,585
  Portec Rail Products, Inc.       151,327        2,377
  Quixote Corp.                    401,820        9,945
  Ryder System, Inc.               177,700        7,957
  Simpson Manufacturing Co.,
    Inc.                           149,900        6,491
  Supreme Industries, Inc., Cl
    A                               81,405          605
  Valmont Industries, Inc.         200,700        8,437
  Wabtec Corp.                     499,400       16,281
  Walter Industries, Inc. (b)      193,400       12,884
                                              ---------
                                                254,207
                                              ---------
INFORMATION TECHNOLOGY (8.0%)
  Diebold, Inc. (b)                187,900        7,723
  Factset Research Systems,
    Inc. (b)                       245,200       10,875
  Harris Corp.                     261,956       12,387
  Jack Henry & Associates,
    Inc. (b)                       526,400       12,038
  Keithley Instruments, Inc.       260,600        4,003
  Nam Tai Electronics, Inc.        266,500        6,106
  Reynolds & Reynolds Co.
    (The), Cl A                    289,694        8,227
  Woodhead Industries, Inc.        201,900        3,352
                                              ---------
                                                 64,711
                                              ---------
MATERIALS (8.4%)
  Aber Diamond Corp                  9,800          397
  Agnico-Eagle Mines Ltd.          433,500       13,200

-------------------------------------------------------
                                Shares or
                                Principal
                                Amount($)     Value($)
-------------------------------------------------------
MATERIALS--CONTINUED
  Airgas, Inc.                     524,688       20,510
  Foundation Coal Holdings,
    Inc.                           233,200        9,594
  RPM International, Inc. ADR      418,600        7,510
  Scotts Miracle-Gro Co.
    (The), Cl A                    165,500        7,573
  Valspar Corp. (The)              349,200        9,732
                                              ---------
                                                 68,516
                                              ---------
UTILITIES (2.5%)
  Companhia de Saneamento
    Basico ADR (b)                 570,900       12,566
  PNM Resources, Inc. (b)          334,100        8,152
                                              ---------
                                                 20,718
                                              ---------
Total Common Stocks (Cost
  $569,122)                                     803,991
                                              ---------
SHORT-TERM INVESTMENT (12.6%)
  CSFB Enhanced Liquidity
    Portfolio, 5.006% (c)       102,612,350     102,612
                                              ---------
Total Short-Term Investment
  (Cost $102,612)                               102,612
                                              ---------
REPURCHASE AGREEMENT (1.0%)
Lehman Brothers, Inc., 4.755%,
  dated 03/31/06, to be
  repurchased on 04/03/06,
  repurchase price $7,883,109
  (collateralized by U.S.
  Government Agencies, DN, due
  12/31/34; total market value
  $8,039,279)                        7,880        7,880
                                              ---------
Total Repurchase Agreement
  (Cost $7,880)                                   7,880
                                              ---------
Total Investments (Cost
  $679,614) (a) -- 112.4%                       914,483
Liabilities in excess of other
  assets -- (12.4)%                            (101,069)
                                              ---------
Net Assets -- 100.0%                          $ 813,414
                                              =========

---------------

*  Non-income producing security.

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

SMALL CAP VALUE EQUITY FUND -- CONCLUDED

(a)Cost for federal income tax purposes is $679,704
   (amount in thousands). Unrealized appreciation/(depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation..................  $241,826
      Unrealized Depreciation..................    (7,047)
                                                 --------
      Unrealized Appreciation (Depreciation)...  $234,779
                                                 ========

(b)This security or a partial position of the security was on loan at March 31, 2006. The total value of securities on loan at March 31, 2006 in thousands was $99,514.

(c)This security was purchased with cash collateral held from securities lending.

ADR   -- American Depository Receipt

Cl    -- Class

DN    -- Discount Note

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

STRATEGIC QUANTITATIVE EQUITY FUND

-------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)    Value($)
-------------------------------------------------------
COMMON STOCKS (99.1%)
CONSUMER DISCRETIONARY (10.5%)
  Bed Bath & Beyond, Inc. *          44,747       1,718
  Best Buy Co., Inc.                 32,045       1,792
  Centex Corp.                       27,824       1,725
  Circuit City Stores, Inc.          72,240       1,768
  Coach, Inc. *                      50,255       1,738
  Costco Wholesale Corp.             37,915       2,054
  D. R. Horton, Inc.                 52,463       1,743
  Darden Restaurants, Inc.           42,805       1,756
  Home Depot, Inc. (The)             41,421       1,752
  Lowe's Cos., Inc.                  27,277       1,758
  News Corp., Cl A                  106,173       1,764
  NIKE, Inc., Cl B                   20,652       1,757
  Nordstrom, Inc.                    44,262       1,734
  Office Depot, Inc. *               47,342       1,763
  OfficeMax, Inc.                    57,820       1,744
  Pulte Homes, Inc.                  45,231       1,738
  Starbucks Corp. *                  46,774       1,761
                                               --------
                                                 30,065
                                               --------
CONSUMER STAPLES (6.4%)
  Alberto-Culver Co.                 46,447       2,054
  Anheuser-Busch Cos., Inc.          48,065       2,056
  Constellation Brands, Inc., Cl
    A *                              82,230       2,060
  General Mills, Inc.                40,620       2,059
  Pepsi Bottling Group, Inc.
    (The)                            67,579       2,054
  PepsiCo, Inc.                      35,377       2,044
  Procter & Gamble Co. (The)         35,672       2,055
  SUPERVALU, Inc.                    66,680       2,055
  Wal-Mart Stores, Inc.              43,048       2,034
                                               --------
                                                 18,471
                                               --------
ENERGY (12.4%)
  Amerada Hess Corp.                 31,610       4,502
  Apache Corp.                       67,781       4,440
  Chevron Corp.                      77,072       4,468
  ConocoPhillips                     69,936       4,416
  Exxon Mobil Corp.                  73,780       4,491
  Marathon Oil Corp.                 58,557       4,460
  Occidental Petroleum Corp.         47,841       4,432
  Valero Energy Corp.                74,759       4,469
                                               --------
                                                 35,678
                                               --------
FINANCIALS (23.6%)
  ACE Ltd.                           92,544       4,813
  Ambac Financial Group, Inc.        60,803       4,840
  Bear Stearns & Co., Inc.           34,892       4,840

-------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)    Value($)
-------------------------------------------------------
FINANCIALS--CONTINUED
  Capital One Financial Corp.        59,713       4,808
  Chubb Corp. (The)                  50,521       4,822
  CIT Group, Inc.                    90,142       4,824
  Countrywide Financial Corp.       135,165       4,961
  Goldman Sachs Group, Inc.
    (The)                            30,892       4,849
  Lehman Brothers Holdings,
    Inc.                             33,748       4,878
  Lincoln National Corp.             89,775       4,901
  Merrill Lynch & Co., Inc.          61,735       4,862
  MetLife, Inc. *                    99,389       4,807
  Morgan Stanley                     75,932       4,770
  SAFECO Corp.                       94,926       4,766
                                               --------
                                                 67,741
                                               --------
HEALTH CARE (14.1%)
  AmerisourceBergen Corp.            77,339       3,734
  Becton, Dickinson & Co.            59,711       3,677
  C.R. Bard, Inc.                    54,232       3,677
  Express Scripts, Inc. *            41,988       3,691
  King Pharmaceuticals, Inc. *      213,387       3,681
  Medtronic, Inc.                    71,612       3,634
  Merck & Co., Inc.                 103,727       3,654
  Thermo Electron Corp. *            99,561       3,693
  UnitedHealth Group, Inc.           65,655       3,667
  Waters Corp. *                     85,741       3,700
  WellPoint, Inc. *                  47,840       3,704
                                               --------
                                                 40,512
                                               --------
INDUSTRIALS (12.8%)
  Allied Waste Industries, Inc.
    *                               255,153       3,124
  Boeing Co. (The)                   38,849       3,028
  Burlington Northern Santa Fe
    Corp.                            36,657       3,055
  CSX Corp.                          50,792       3,037
  Emerson Electric Co.               36,316       3,037
  FedEx Corp.                        27,333       3,087
  Lockheed Martin Corp.              40,496       3,042
  Norfolk Southern Corp.             56,627       3,062
  Northrop Grumman Corp.             44,684       3,051
  Southwest Airlines Co.            171,057       3,077
  Union Pacific Corp.                32,879       3,069
  Waste Management, Inc.             87,293       3,081
                                               --------
                                                 36,750
                                               --------
INFORMATION TECHNOLOGY (18.2%)
  Advanced Micro Devices, Inc. *    111,357       3,693
  Apple Computer, Inc. *             59,609       3,739

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

STRATEGIC QUANTITATIVE EQUITY FUND -- CONCLUDED

-------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)    Value($)
-------------------------------------------------------
INFORMATION TECHNOLOGY--CONTINUED
  Applied Micro Circuits Corp. *    910,090       3,704
  Broadcom Corp., Cl A *             86,126       3,717
  Citrix Systems, Inc. *            102,059       3,867
  Comverse Technology, Inc. *       160,673       3,781
  Freescale Semiconductor, Inc.,
    Cl B *                          133,175       3,698
  Hewlett-Packard Co.               114,844       3,778
  Molex, Inc.                       113,935       3,783
  National Semiconductor Corp.      133,113       3,706
  NVIDIA Corp. *                     65,086       3,727
  Tektronix, Inc.                   106,384       3,799
  Tellabs, Inc. *                   234,512       3,729
  Teradyne, Inc. *                  238,550       3,700
                                               --------
                                                 52,421
                                               --------
MATERIALS (1.1%)
  Rohm & Haas Co.                    62,725       3,065
                                               --------
Total Common Stocks
  (Cost $270,801)                               284,703
                                               --------
REPURCHASE AGREEMENT (0.7%)
Merrill Lynch & Co., Inc.,
  4.725%, dated 03/31/06, to be
  repurchased on 04/03/06,
  repurchase price $2,015,697
  (collateralized by U.S.
  Government Agencies; 5.500%,
  02/01/35; total market value
  $2,059,090)                     2,014,904       2,015
                                               --------
Total Repurchase Agreement
  (Cost $2,015)                                   2,015
                                               --------
Total Investments
  (Cost $272,816) (a) -- 99.8%                  286,718
Other assets in excess of
  liabilities -- 0.2%                               708
                                               --------
Net Assets -- 100.0%                           $287,426
                                               ========

---------------

*  Non-income producing security.

(a)Cost for federal income tax purposes is $273,882
   (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation.................   $16,826
      Unrealized Depreciation.................    (3,990)
                                                 -------
      Unrealized Appreciation
        (Depreciation)........................   $12,836
                                                 =======

Cl    -- Class

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

BALANCED FUND

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
COMMON STOCKS (56.1%)
CONSUMER DISCRETIONARY (10.0%)
  Advance Auto Parts, Inc.           12,900         537
  Dow Jones & Co., Inc. (b)          22,700         892
  Harley-Davidson, Inc.              25,800       1,339
  Home Depot, Inc. (The) (b)         32,100       1,358
  Lowe's Cos., Inc.                  27,700       1,784
  Marriott International, Inc.,
    Cl A                             10,000         686
  New York Times Co. (The), Cl
    A (b)                            22,400         567
  NIKE, Inc., Cl B (b)                9,700         825
  TJX Cos., Inc. (The) (b)           55,000       1,365
  Univision Communications,
    Inc., Cl A *                     21,600         745
  Walt Disney Co. (The)              17,700         494
                                               --------
                                                 10,592
                                               --------
CONSUMER STAPLES (2.0%)
  Colgate-Palmolive Co.              15,700         897
  Estee Lauder Cos., Inc.
    (The), Cl A                      12,900         480
  Wal-Mart Stores, Inc.              16,500         779
                                               --------
                                                  2,156
                                               --------
ENERGY (3.1%)
  Anadarko Petroleum Corp.            8,000         808
  Exxon Mobil Corp.                  41,000       2,495
                                               --------
                                                  3,303
                                               --------
FINANCIALS (9.8%)
  American Express Co.               25,800       1,355
  American International Group,
    Inc.                             14,100         932
  Chubb Corp. (The)                  12,600       1,203
  Goldman Sachs Group, Inc.
    (The)                             7,000       1,099
  JPMorgan Chase & Co.               25,000       1,041
  Merrill Lynch & Co., Inc.          15,400       1,213
  MGIC Investment Corp.              20,200       1,346
  SLM Corp.                          23,000       1,195
  Wells Fargo & Co.                  15,600         996
                                               --------
                                                 10,380
                                               --------
HEALTH CARE (9.8%)
  AmerisourceBergen Corp. (b)        17,200         830
  Amgen, Inc. *                       8,600         626
  Baxter International, Inc.         35,200       1,366
  Becton, Dickinson & Co.            30,900       1,902

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
HEALTH CARE--CONTINUED
  Forest Laboratories, Inc. *        21,400         955
  Health Management Associates,
    Inc., Cl A                       47,300       1,020
  Pfizer, Inc.                       60,500       1,508
  Quest Diagnostics, Inc.            19,000         975
  Schering-Plough Corp.              29,000         551
  Universal Health Services,
    Inc., Cl B                       12,700         645
                                               --------
                                                 10,378
                                               --------
INDUSTRIALS (10.5%)
  Danaher Corp.                      23,000       1,462
  Emerson Electric Co.               10,800         903
  General Electric Co.               30,300       1,054
  Honeywell International, Inc.      33,700       1,441
  Illinois Tool Works, Inc.          13,800       1,329
  Lockheed Martin Corp.               6,700         503
  Raytheon Co.                       20,000         917
  Union Pacific Corp.                 6,200         579
  United Parcel Service,
    Inc., Cl B                       15,300       1,215
  Waste Management, Inc.             48,200       1,701
                                               --------
                                                 11,104
                                               --------
INFORMATION TECHNOLOGY (9.5%)
  Analog Devices, Inc.               18,100         693
  Automatic Data Processing,
    Inc.                             25,000       1,142
  CheckFree Corp. * (b)              25,000       1,263
  Cisco Systems, Inc. *              35,000         758
  Comverse Technology, Inc. *        30,500         718
  International Business
    Machines Corp.                   17,000       1,402
  Maxim Integrated Products,
    Inc.                             19,500         724
  Microsoft Corp.                    65,300       1,778
  Oracle Corp. *                     27,500         376
  Paychex, Inc.                      29,200       1,216
                                               --------
                                                 10,070
                                               --------
MATERIALS (0.6%)
  Rohm & Haas Co.                    13,700         670
                                               --------
TELECOMMUNICATION SERVICES (0.8%)
  AT&T, Inc. (b)                     32,500         879
                                               --------
Total Common Stocks (Cost
  $50,432)                                       59,532
                                               --------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

BALANCED FUND -- CONTINUED

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
CORPORATE BONDS (7.1%)
AEROSPACE & DEFENSE (0.1%)
  United Technologies Corp.,
    4.875%, 05/01/15                    125         119
                                               --------
AIRLINES (0.1%)
  Southwest Airlines Co.,
    5.125%, 03/01/17                    140         130
                                               --------
BANKS (0.2%)
  Bank of America Corp.,
    7.400%, 01/15/11                    210         227
                                               --------
CONSUMER STAPLES (0.2%)
  Avon Products, Inc.,
    5.125%, 01/15/11                    225         221
                                               --------
DIVERSIFIED FINANCIAL SERVICES (1.9%)
  CIT Group, Inc.,
    5.125%, 09/30/14                    130         124
  Citigroup, Inc.,
    5.125%, 05/05/14                     60          58
  Citigroup, Inc.,
    5.850%, 12/11/34                     60          59
  ERAC USA Finance Co.,
    5.600%, 05/01/15 (d)                165         161
  Fund American Cos., Inc.,
    5.875%, 05/15/13                    335         330
  Goldman Sachs Group, Inc.
    (The),
    4.750%, 07/15/13                    280         265
  HSBC Holdings PLC,
    7.625%, 05/17/32                    105         124
  International Lease Finance
    Corp., Ser Q,
    5.250%, 01/10/13                     85          83
  John Deere Capital Corp.,
    3.900%, 01/15/08                     65          63
  JPMorgan Chase & Co.,
    6.625%, 03/15/12                    310         326
  Lazard Group LLC, 7.125%,
    05/15/15                            230         239
  Morgan Stanley, 5.300%,
    03/01/13                            180         176
                                               --------
                                                  2,008
                                               --------

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
ELECTRIC (0.5%)
  Exelon Corp., 4.900%,
    06/15/15                            195         181
  Exelon Corp., 5.625%,
    06/15/35 (b)                        190         172
  Pacific Gas & Electric Co.,
    6.050%, 03/01/34                    195         191
                                               --------
                                                    544
                                               --------
ENTERTAINMENT (0.2%)
  GTECH Holdings Corp., 4.750%,
    10/15/10                            270         263
                                               --------
HEALTH CARE (0.1%)
  Teva Pharmaceutical Finance
    LLC, 5.550%, 02/01/16                60          58
  Teva Pharmaceutical Finance
    LLC, 6.150%, 02/01/36                40          38
                                               --------
                                                     96
                                               --------
INFORMATION TECHNOLOGY (0.3%)
  Comcast Corp., 4.950%,
    06/15/16                            180         164
  Comcast Corp., 6.450%,
    03/15/37                            110         106
                                               --------
                                                    270
                                               --------
INSURANCE (0.0%)
  Metlife, Inc., 5.700%,
    06/15/35                             35          33
                                               --------
INVESTMENT COMPANIES (0.1%)
  Credit Suisse First Boston
    USA, Inc., 6.500%, 01/15/12          70          73
                                               --------
MEDIA (0.2%)
  Cox Communications, Inc.,
    4.625%, 06/01/13                     95          87
  News America, Inc., 6.200%,
    12/15/34                            105          98
  Time Warner, Inc., 7.625%,
    04/15/31                             70          76
                                               --------
                                                    261
                                               --------
MINING (0.1%)
  Alcan, Inc., 5.750%, 06/01/35          70          65
                                               --------
MISCELLANEOUS MANUFACTURER (0.5%)
  General Electric Co., 5.000%,
    02/01/13                            495         481
                                               --------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

BALANCED FUND -- CONTINUED

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
OIL & GAS (0.2%)
  Devon Financing Corp. ULC,
    7.875%, 09/30/31                    130         157
  Enterprise Products Operating
    LP, Ser B, 5.750%, 03/01/35         110          98
                                               --------
                                                    255
                                               --------
PIPELINES (0.2%)
  CenterPoint Energy Resources
    Corp., Ser B, 7.875%,
    04/01/13                             90         100
  Kinder Morgan, Inc., 6.400%,
    01/05/36                            130         127
                                               --------
                                                    227
                                               --------
REITS (0.1%)
  Simon Property Group LP,
    6.375%, 11/15/07                     55          56
                                               --------
RETAIL (0.5%)
  Federated Department Stores,
    Inc., 6.900%, 04/01/29               55          57
  Woolworths Ltd., 5.550%,
    11/15/15 (d)                        435         424
                                               --------
                                                    481
                                               --------
TELECOMMUNICATIONS (1.6%)
  AT&T, Inc., 5.100%, 09/15/14          440         417
  BellSouth Corp., 5.200%,
    09/15/14                            330         316
  Cisco Systems Inc., 5.500%,
    02/22/16                            260         256
  Telecom Italia SpA, 5.250%,
    10/01/15                            325         302
  Verizon Communications, Inc.,
    5.850%, 09/15/35                    110          99
  Vodafone Group PLC, 5.500%,
    06/15/11                            330         327
                                               --------
                                                  1,717
                                               --------
Total Corporate Bonds
  (Cost $7,721)                                   7,527
                                               --------

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
FIXED INCOME SECURITIES (1.8%)
AUTOMOBILE ABS (0.3%)
  Daimler Chrysler Auto Trust,
    Ser 2005-A, Cl A4, 3.740%,
    02/08/10                            225         219
  Honda Auto Receivables Owner
    Trust, Ser 2006-1, Cl A3,
    5.070%, 09/18/09                    140         140
                                               --------
                                                    359
                                               --------
COLLATERALIZED MORTGAGE OBLIGATIONS (1.5%)
  Banc of America Commercial
    Mortgage, Inc., Ser 2004-4,
    Cl A3, 4.128%, 07/10/42             195         188
  Citigroup/Deutsche Bank
    Commercial Mortgage Trust,
    Ser 2005-CD1, Cl A4,
    5.225%, 07/15/44 (e)                345         338
  Citigroup/Deutsche Bank
    Commercial Mortgage Trust,
    Ser 2006-CD2, Cl A4,
    5.545%, 01/15/46 (e)                220         217
  GE Capital Commercial
    Mortgage Corp.,
    Ser 2006-C1, Cl A4,
    5.5185%, 03/10/44 (e)               205         202
  GS Mortgage Securities Corp.
    II, Ser 2006-GG6, Cl A2,
    5.506%, 04/10/38 (e)                290         291
  Wachovia Bank Commercial
    Mortgage Trust,
    Ser 2006-C23, Cl A4,
    5.418%, 01/15/45 (e)                365         360
                                               --------
                                                  1,596
                                               --------
Total Fixed Income Securities
  (Cost $1,979)                                   1,955
                                               --------
U.S. TREASURY OBLIGATIONS (29.5%)
U.S. TREASURY BONDS (3.6%)
  4.500%, 02/15/36 (b)                4,020       3,772
                                               --------
U.S. TREASURY INFLATION PROTECTED NOTES/BONDS (2.0%)
  1.625%, 01/15/15                    2,210       2,166
                                               --------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

BALANCED FUND -- CONCLUDED

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
U.S. TREASURY NOTES (23.9%)
  2.250%, 04/30/06 (b)                4,675       4,666
  4.625%, 02/29/08 (b)                2,320       2,311
  5.625%, 05/15/08 (b)                2,995       3,042
  3.375%, 12/15/08 (b)                5,965       5,747
  4.250%, 10/15/10 (b)                5,115       4,995
  4.500%, 02/28/11 (b)                2,750       2,710
  4.250%, 08/15/13 (b)                2,025       1,948
                                               --------
                                                 25,419
                                               --------
Total U.S. Treasury Obligations
  (Cost $31,830)                                 31,357
                                               --------
SHORT-TERM INVESTMENTS (29.8%)
  CSFB Enhanced Liquidity
    Portfolio (c)                31,634,326      31,634
                                               --------
Total Short-Term Investments
  (Cost $31,634)                                 31,634
                                               --------
REPURCHASE AGREEMENT (4.9%)
  Deutsche Bank AG, 4.455%
    dated 03/31/06, to be
    repurchased on 04/03/06,
    repurchase price $5,186,384
    (collateralized by U.S.
    Treasury Obligations,
    2.625%, due 03/15/09; total
    market value $5,288,413)          5,184       5,184
                                               --------
Total Repurchase Agreement
  (Cost $5,184)                                   5,184
                                               --------
Total Investments (Cost
  $128,780) (a) -- 129.2%                       137,189
Liabilities in excess of other
  assets -- (29.2)%                             (31,029)
                                               --------
Net Assets -- 100.0%                           $106,160
                                               ========

---------------

*  Non-income producing security.

(a)Cost for federal income tax purposes is $129,015
   (amount in thousands). Unrealized appreciation/(depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation...................  $ 9,842
      Unrealized Depreciation...................   (1,668)
                                                  -------
      Unrealized Appreciation (Depreciation)....  $ 8,174
                                                  =======

(b)This security or a partial position of the security was on loan at March 31, 2006. The total value of securities on loan at March 31, 2006 in thousands was $30,517.

(c)This security was purchased with cash collateral held from securities lending.

(d)Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(e)Variable rate security. Rate presented represents rate in effect at March 31, 2006. Maturity date represents actual maturity date.

Cl    -- Class

LLC   -- Limited Liability Company

LP    -- Limited Partnership

PLC   -- Public Limited Company

REIT  -- Real Estate Investment Trust

Ser   -- Series

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

LIFE VISION AGGRESSIVE GROWTH FUND

--------------------------------------------------------
                                    Shares      Value($)
--------------------------------------------------------
EQUITY FUNDS (95.1%)
  STI Classic Aggressive Growth
    Stock Fund, I Shares (b)         361,929      4,430
  STI Classic Capital
    Appreciation Fund, I Shares
    (b)                            1,187,946     15,229
  STI Classic Emerging Growth
    Stock Fund, I Shares * (b)        49,559        636
  STI Classic International
    Equity Index Fund, I Shares
    (b)                              598,563      9,463
  STI Classic Large Cap Relative
    Value Fund, I Shares (b)         683,092     11,749
  STI Classic Large Cap Value
    Equity Fund, I Shares (b)        358,042      4,959
  STI Classic Mid-Cap Equity
    Fund, I Shares (b)               274,120      3,747
  STI Classic Mid-Cap Value
    Equity Fund, I Shares (b)        142,530      1,873
  STI Classic Small Cap Growth
    Stock Fund, I Shares * (b)        53,510      1,266
  STI Classic Small Cap Value
    Equity Fund, I Shares (b)         45,145        945
  STI Classic Strategic
    Quantitative Equity Fund, I
    Shares (b)                       361,423      4,970
                                                -------
Total Equity Funds
  (Cost $48,009)                                 59,267
                                                -------

--------------------------------------------------------
                                    Shares      Value($)
--------------------------------------------------------
MONEY MARKET FUNDS (5.1%)
  STI Classic Prime Quality
    Money Market Fund, I Shares
    (b)                            3,171,443      3,171
                                                -------
Total Money Market Funds (Cost
  $3,171)                                         3,171
                                                -------
Total Investments (Cost $51,180)
  (a) -- 100.2%                                  62,438
Liabilities in excess of other
  assets -- (0.2)%                                 (152)
                                                -------
Net Assets -- 100.0%                            $62,286
                                                =======

---------------

*  Non-income producing security.

(a)Cost for federal income tax purposes is $52,328 (amount in thousands). Unrealized appreciation/
   (depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation..................   $10,112
      Unrealized Depreciation..................        (2)
                                                  -------
      Unrealized Appreciation (Depreciation)...   $10,110
                                                  =======

(b)Affiliate Investment.

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

LIFE VISION CONSERVATIVE FUND

-------------------------------------------------------
                                    Shares     Value($)
-------------------------------------------------------
EQUITY FUNDS (20.1%)
  STI Classic Aggressive Growth
    Stock Fund, I Shares (b)         13,004        159
  STI Classic Capital Appreciation
    Fund, I Shares (b)               28,428        364
  STI Classic International Equity
    Index Fund, I Shares (b)         33,423        527
  STI Classic Large Cap Relative
    Value Fund, I Shares (b)         21,047        362
  STI Classic Large Cap Value
    Equity Fund, I Shares (b)         7,497        104
  STI Classic Mid-Cap Equity Fund,
    I Shares (b)                      7,651        105
  STI Classic Mid-Cap Value Equity
    Fund, I Shares (b)                7,961        105
  STI Classic Small Cap Growth
    Stock Fund, I Shares * (b)        4,473        106
  STI Classic Small Cap Value
    Equity Fund, I Shares (b)         5,041        106
  STI Classic Strategic
    Quantitative Equity Fund, I
    Shares (b)                       11,352        156
                                               -------
Total Equity Funds
  (Cost $1,638)                                  2,094
                                               -------
FIXED INCOME FUNDS (70.7%)
  STI Classic Core Bond Fund, I
    Shares (b)                      735,586      7,253
  STI Classic High Income Fund, I
    Shares (b)                       14,950        104
                                               -------
Total Fixed Income Funds
  (Cost $7,587)                                  7,357
                                               -------

-------------------------------------------------------
                                    Shares     Value($)
-------------------------------------------------------
MONEY MARKET FUNDS (9.0%)
  STI Classic Prime Quality Money
    Market Fund, I Shares (b)       935,928        936
                                               -------
Total Money Market Funds
  (Cost $936)                                      936
                                               -------
Total Investments
  (Cost $10,161) (a) -- 99.8%                   10,387
Other assets in excess of
  liabilities -- 0.2%                               27
                                               -------
Net Assets -- 100.0%                           $10,414
                                               =======

---------------

*  Non-income producing security.

(a)Cost for federal income tax purposes is $10,168 (amount in thousands). Unrealized appreciation/(depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation....................   $ 450
      Unrealized Depreciation....................    (231)
                                                    -----
      Unrealized Appreciation (Depreciation).....   $ 219
                                                    =====

(b)Affiliate Investment.

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

LIFE VISION GROWTH AND INCOME FUND

-------------------------------------------------------
                                   Shares      Value($)
-------------------------------------------------------
EQUITY FUNDS (70.4%)
  STI Classic Aggressive Growth
    Stock Fund, I Shares (b)        539,581       6,604
  STI Classic Capital
    Appreciation Fund, I Shares
    (b)                           1,750,855      22,446
  STI Classic Emerging Growth
    Stock Fund, I Shares * (b)       69,887         897
  STI Classic International
    Equity Index Fund, I Shares
    (b)                             885,144      13,994
  STI Classic Large Cap Relative
    Value Fund, I Shares (b)      1,006,435      17,311
  STI Classic Large Cap Value
    Equity Fund, I Shares (b)       529,334       7,331
  STI Classic Mid-Cap Equity
    Fund, I Shares (b)              403,458       5,515
  STI Classic Mid-Cap Value
    Equity Fund, I Shares (b)       209,718       2,756
  STI Classic Small Cap Growth
    Stock Fund, I Shares * (b)       80,819       1,911
  STI Classic Small Cap Value
    Equity Fund, I Shares (b)        66,453       1,391
  STI Classic Strategic
    Quantitative Equity Fund, I
    Shares (b)                      534,327       7,347
                                               --------
Total Equity Funds
  (Cost $68,427)                                 87,503
                                               --------
FIXED INCOME FUNDS (21.9%)
  STI Classic Core Bond Fund, I
    Shares (b)                    2,639,216      26,023
  STI Classic High Income Fund,
    I Shares (b)                    179,049       1,248
                                               --------
Total Fixed Income Funds
  (Cost $28,047)                                 27,271
                                               --------

-------------------------------------------------------
                                   Shares      Value($)
-------------------------------------------------------
MONEY MARKET FUNDS (7.9%)
  STI Classic Prime Quality
    Money Market Fund, I Shares
    (b)                           9,856,999       9,857
                                               --------
Total Money Market Funds
  (Cost $9,857)                                   9,857
                                               --------
Total Investments
  (Cost $106,331) (a) -- 100.2%                 124,631
Liabilities in excess of other
  assets -- (0.2)%                                 (281)
                                               --------
Net Assets -- 100.0%                           $124,350
                                               ========

---------------

*  Non-income producing security.

(a)Cost for federal income tax purposes is $107,554
   (amount in thousands). Unrealized appreciation/(depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation...................  $17,891
      Unrealized Depreciation...................     (814)
                                                  -------
      Unrealized Appreciation (Depreciation)....  $17,077
                                                  =======

(b)Affiliate Investment.

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

LIFE VISION MODERATE GROWTH FUND

-------------------------------------------------------
                                   Shares      Value($)
-------------------------------------------------------
EQUITY FUNDS (50.8%)
  STI Classic Aggressive Growth
    Stock Fund, I Shares (b)        562,601       6,886
  STI Classic Capital
    Appreciation Fund, I Shares
    (b)                           1,820,412      23,338
  STI Classic International
    Equity Index Fund, I Shares
    (b)                             926,153      14,642
  STI Classic Large Cap
    Relative Value Fund, I
    Shares (b)                    1,050,457      18,068
  STI Classic Large Cap Value
    Equity Fund, I Shares (b)       543,225       7,524
  STI Classic Mid-Cap Equity
    Fund, I Shares (b)              468,839       6,409
  STI Classic Mid-Cap Value
    Equity Fund, I Shares (b)       223,313       2,934
  STI Classic Small Cap Growth
    Stock Fund, I Shares* (b)        86,012       2,034
  STI Classic Small Cap Value
    Equity Fund, I Shares (b)        88,420       1,851
  STI Classic Strategic
    Quantitative Equity Fund, I
    Shares (b)                      557,265       7,662
                                               --------
Total Equity Funds
  (Cost $70,672)                                 91,348
                                               --------
FIXED INCOME FUNDS (42.3%)
  STI Classic Core Bond Fund, I
    Shares (b)                    7,531,481      74,261
  STI Classic High Income Fund,
    I Shares (b)                    261,184       1,820
                                               --------
Total Fixed Income Funds
  (Cost $78,309)                                 76,081
                                               --------

-------------------------------------------------------
                                   Shares      Value($)
-------------------------------------------------------
MONEY MARKET FUNDS (8.2%)
  STI Classic Prime Quality
    Money Market Fund, I Shares
    (b)                          14,748,127      14,748
                                               --------
Total Money Market Funds
  (Cost $14,748)                                 14,748
                                               --------
Total Investments
  (Cost $163,729) (a) -- 101.3%                 182,177
Liabilities in excess of other
  assets -- (1.3)%                               (2,308)
                                               --------
Net Assets -- 100.0%                           $179,869
                                               ========

---------------

*  Non-income producing security.

(a)Cost for federal income tax purposes is $166,216
   (amount in thousands). Unrealized appreciation/(depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation..................   $18,244
      Unrealized Depreciation..................    (2,283)
                                                  -------
      Unrealized Appreciation (Depreciation)...   $15,961
                                                  =======

(b)Affiliate Investment.

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

LIFE VISION TARGET DATE 2015 FUND

--------------------------------------------------------
                                      Shares    Value($)
--------------------------------------------------------
EQUITY FUNDS (64.4%)
  STI Classic Aggressive Growth
    Stock Fund, I Shares (b)           1,090        13
  STI Classic Capital Appreciation
    Fund, I Shares (b)                 3,538        45
  STI Classic Emerging Growth Stock
    Fund, I Shares* (b)                  141         2
  STI Classic International Equity
    Index Fund, I Shares (b)           1,799        28
  STI Classic Large Cap Relative
    Value Fund, I Shares (b)           2,033        35
  STI Classic Large Cap Value Equity
    Fund, I Shares (b)                 1,069        15
  STI Classic Mid-Cap Equity Fund, I
    Shares (b)                           812        11
  STI Classic Mid-Cap Value Equity
    Fund, I Shares (b)                   423         6
  STI Classic Small Cap Growth Stock
    Fund, I Shares* (b)                  164         4
  STI Classic Strategic Quantitative
    Equity Fund, I Shares (b)          1,080        15
                                                  ----
Total Equity Funds
  (Cost $163)                                      174
                                                  ----
FIXED INCOME FUNDS (22.2%)
  STI Classic Core Bond Fund, I
    Shares (b)                         5,839        57
  STI Classic High Income Fund, I
    Shares (b)                           361         3
                                                  ----
Total Fixed Income Funds
  (Cost $61)                                        60
                                                  ----

--------------------------------------------------------
                                      Shares    Value($)
--------------------------------------------------------
MONEY MARKET FUNDS (5.6%)
  STI Classic Prime Quality Money
    Market Fund, I Shares (b)         15,279        15
                                                  ----
Total Money Market Funds
  (Cost $15)                                        15
                                                  ----
EXCHANGE TRADED FUNDS (1.1%)
  iShares Russell 2000 Value Index
    Fund                                  37         3
                                                  ----
Total Exchange Traded Funds
  (Cost $2)                                          3
                                                  ----
Total Investments
  (Cost $241) (a) -- 93.3%                         252
Other assets in excess of
  liabilities -- 6.7%                               18
                                                  ----
Net Assets -- 100.0%                              $270
                                                  ====

---------------

*  Non-Income producing security.

(a)Cost for federal income tax and financial reporting purposes are the same.

(b)Affiliate Investment.

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

LIFE VISION TARGET DATE 2025 FUND

--------------------------------------------------------
                                      Shares    Value($)
--------------------------------------------------------
EQUITY FUNDS (87.1%)
  STI Classic Aggressive Growth
    Stock Fund, I Shares (b)           5,941         73
  STI Classic Capital Appreciation
    Fund, I Shares (b)                19,429        249
  STI Classic Emerging Growth Stock
    Fund, I Shares * (b)                 777         10
  STI Classic International Equity
    Index Fund, I Shares (b)           9,923        157
  STI Classic Large Cap Relative
    Value Fund, I Shares (b)          11,333        195
  STI Classic Large Cap Value Equity
    Fund, I Shares (b)                 6,262         87
  STI Classic Mid-Cap Equity Fund, I
    Shares (b)                         4,544         62
  STI Classic Mid-Cap Value Equity
    Fund, I Shares (b)                 2,319         30
  STI Classic Small Cap Growth Stock
    Fund, I Shares * (b)                 885         21
  STI Classic Strategic Quantitative
    Equity Fund, I Shares (b)          6,007         83
                                                 ------
Total Equity Funds
  (Cost $949)                                       967
                                                 ------
FIXED INCOME FUNDS (3.9%)
  STI Classic Core Bond Fund, I
    Shares (b)                         3,289         32
  STI Classic High Income Fund, I
    Shares (b)                         1,555         11
                                                 ------
Total Fixed Income Funds
  (Cost $43)                                         43
                                                 ------

--------------------------------------------------------
                                      Shares    Value($)
--------------------------------------------------------
MONEY MARKET FUNDS (5.9%)
  STI Classic Prime Quality Money
    Market Fund, I Shares (b)         65,993         66
                                                 ------
Total Money Market Funds
  (Cost $66)                                         66
                                                 ------
EXCHANGE TRADED FUNDS (1.4%)
  iShares Russell 2000 Value Index
    Fund                                 208         15
                                                 ------
Total Exchange Traded Funds
  (Cost $15)                                         15
                                                 ------
Total Investments
  (Cost $1,073) (a) -- 98.3%                      1,091
Other assets in excess of
  liabilities -- 1.7%                                19
                                                 ------
Net Assets -- 100.0%                             $1,110
                                                 ======

---------------

*  Non-income producing security.

(a)Cost for federal income tax and financial reporting purposes are the same.

(b)Affiliate Investment.

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS March 31, 2006 (Amounts in thousands, except Shares) LIFE VISION TARGET DATE 2035 FUND

--------------------------------------------------------
                                      Shares    Value($)
--------------------------------------------------------
EQUITY FUNDS (90.3%)
  STI Classic Aggressive Growth
    Stock Fund, I Shares (b)           3,298        40
  STI Classic Capital Appreciation
    Fund, I Shares (b)                10,834       140
  STI Classic Emerging Growth Stock
    Fund, I Shares * (b)                 458         6
  STI Classic International Equity
    Index Fund, I Shares (b)           5,518        87
  STI Classic Large Cap Relative
    Value Fund, I Shares (b)           6,236       107
  STI Classic Large Cap Value Equity
    Fund, I Shares (b)                 3,280        45
  STI Classic Mid-Cap Equity Fund, I
    Shares (b)                         2,503        34
  STI Classic Mid-Cap Value Equity
    Fund, I Shares (b)                 1,308        17
  STI Classic Small Cap Growth Stock
    Fund, I Shares * (b)                 492        12
  STI Classic Strategic Quantitative
    Equity Fund, I Shares (b)          3,291        45
                                                  ----
Total Equity Funds
  (Cost $517)                                      533
                                                  ----
FIXED INCOME FUNDS (1.0%)
  STI Classic Core Bond Fund, I
    Shares (b)                           570         6
                                                  ----
Total Fixed Income Funds
  (Cost $6)                                          6
                                                  ----

--------------------------------------------------------
                                      Shares    Value($)
--------------------------------------------------------
MONEY MARKET FUNDS (4.1%)
  STI Classic Prime Quality Money
    Market Fund, I Shares (b)         23,845        24
                                                  ----
Total Money Market Funds
  (Cost $24)                                        24
                                                  ----
EXCHANGE TRADED FUNDS (1.5%)
  iShares Russell 2000 Value Index
    Fund                                 117         9
                                                  ----
Total Exchange Traded Funds
  (Cost $8)                                          9
                                                  ----
Total Investments
  (Cost $555) (a) -- 96.9%                         572
Other assets in excess of
  liabilities -- 3.1%                               18
                                                  ----
Net Assets -- 100.0%                              $590
                                                  ====

---------------

*  Non-income producing security.

(a)Cost for federal income tax and financial reporting purposes are the same.

(b)Affiliate Investment.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands)

                                       Aggressive      Capital        Emerging                     International     Large Cap
                                      Growth Stock   Appreciation   Growth Stock   International      Equity       Relative Value
                                          Fund           Fund           Fund        Equity Fund     Index Fund          Fund
                                      ------------   ------------   ------------   -------------   -------------   --------------
Assets:
  Investments, at Cost..............    $238,113      $1,630,851      $38,338       $  832,447       $616,067        $1,575,489
                                        ========      ==========      =======       ==========       ========        ==========
  Investments, at Value*............    $256,183      $1,758,270      $48,432       $1,034,221       $853,848        $1,844,888
  Repurchase Agreements, at Cost....      12,613          38,654          743               --             --                --
                                        --------      ----------      -------       ----------       --------        ----------
  Total Investments.................     268,796       1,796,924       49,175        1,034,221        853,848         1,844,888
  Cash..............................          --              --           --               --             --                 3
  Foreign Currency, at Value (Cost
    $6,980 and $3,356,
    respectively)...................          --              --           --            6,997          3,372                --
  Interest and Dividends
    Receivable......................          44             914            7            4,915          2,703             2,324
  Receivable for Investment
    Securities Sold.................         237          28,686           --           15,452             --             7,040
  Receivable for Capital Shares
    Issued..........................         841           1,053          292              808          1,416             3,951
  Reclaims Receivable...............          --              --           --              300            137                --
  Prepaid Expenses and Other
    Assets..........................           5               9           --               15              3                 7
                                        --------      ----------      -------       ----------       --------        ----------
  Total Assets......................     269,923       1,827,586       49,474        1,062,708        861,479         1,858,213
                                        --------      ----------      -------       ----------       --------        ----------
Liabilities:
  Payable to Custodian..............          --          17,174           --              522            430                --
  Payable for Investment Securities
    Purchased.......................       9,551          11,119          709           11,369             --            12,665
  Payable for Capital Shares
    Redeemed........................         154           2,644           13              479          4,580             3,935
  Payable upon Return of Securities
    Loaned..........................          --         342,342           --          101,979         67,285           319,720
  Investment Advisory Fees
    Payable.........................         223           1,141           42              866            317             1,033
  Administration Fees Payable.......           5              26           --               --             --                21
  Compliance Services Fees
    Payable.........................          --               2           --                1              1                 2
  Distribution and Service Fees
    Payable.........................           4              72           --               10              7                77
  Custodian Fees Payable............           5              36            3              155             91                29
  Accrued Expenses..................          15             178            4               93            103               170
                                        --------      ----------      -------       ----------       --------        ----------
  Total Liabilities.................       9,957         374,734          771          115,474         72,814           337,652
                                        --------      ----------      -------       ----------       --------        ----------
  Total Net Assets..................    $259,966      $1,452,852      $48,703       $  947,234       $788,665        $1,520,561
                                        ========      ==========      =======       ==========       ========        ==========
Net Assets:
  Capital...........................    $238,164      $1,232,423      $38,484       $  770,816       $620,842        $1,181,551
  Accumulated Net Investment Income
    (Loss)..........................         (11)            120          (15)           1,088         (1,892)              858
  Accumulated Net Realized Gains
    (Losses) on Investments and
    Foreign Currency Transactions...      (8,870)         54,236         (603)         (26,448)       (68,077)           68,753
  Net Unrealized Appreciation on
    Investments and Foreign Currency
    Transactions....................      30,683         166,073       10,837          201,778        237,792           269,399
                                        --------      ----------      -------       ----------       --------        ----------
  Total Net Assets..................    $259,966      $1,452,852      $48,703       $  947,234       $788,665        $1,520,561
                                        ========      ==========      =======       ==========       ========        ==========
NET ASSETS:
  I Shares..........................    $254,412      $1,296,236      $48,369       $  926,845       $774,008        $1,396,362
  A Shares..........................    $    331      $  104,733      $   227       $   11,805       $  8,666        $   45,851
  C Shares..........................    $  5,223      $   51,883      $   107       $    8,584       $  5,991        $   78,348
SHARES OUTSTANDING:
  I Shares..........................      20,780         101,074        3,769           63,987         48,971            81,167
  A Shares..........................          27           8,584           17              824            553             2,642
  C Shares..........................         435           4,527            9              632            392             4,609
NET ASSET VALUE AND REDEMPTION PRICE
  PER SHARE:
  I Shares..........................    $  12.24      $    12.83      $ 12.83       $    14.49       $  15.81        $    17.20
  A Shares..........................    $  12.16      $    12.20      $ 12.74       $    14.34       $  15.66        $    17.36
  C Shares**........................    $  12.00      $    11.46      $ 12.59       $    13.58       $  15.29        $    17.00
OFFERING PRICE PER SHARE:
  (100%/(100%-maximum sales charge)
  of net asset value adjusted to the
  nearest cent)
  I Shares..........................    $  12.24      $    12.83      $ 12.83       $    14.49       $  15.81        $    17.20
  A Shares..........................    $  12.90      $    12.94      $ 13.52       $    15.21       $  16.62        $    18.42
  C Shares..........................    $  12.00      $    11.46      $ 12.59       $    13.58       $  15.29        $    17.00
Maximum Sales Charge -- A Shares....        5.75%           5.75%        5.75%            5.75%          5.75%             5.75%

* The Capital Appreciation Fund, International Equity Fund, International Equity Index Fund and Large Cap Relative Value Fund include securities on loan of $332,407, $97,223, $64,328 and $309,029, respectively.

** Redemption Price Per Share Varies by Length of Time Shares are Held. Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands)

                                               Large Cap     Mid-Cap      Mid-Cap        Quality       Small Cap      Small Cap
                                              Value Equity    Equity    Value Equity   Growth Stock   Growth Stock   Value Equity
                                                  Fund         Fund         Fund           Fund           Fund           Fund
                                              ------------   --------   ------------   ------------   ------------   ------------
Assets:
  Investments, at Cost......................   $  928,415    $473,210     $301,772       $114,094      $1,847,194      $679,614
                                               ==========    ========     ========       ========      ==========      ========
  Investments, at Value*....................   $  993,435    $519,889     $323,241       $141,789      $2,173,279      $906,603
  Repurchase Agreements, at Cost............       50,864      13,946           --             --          47,951         7,880
                                               ----------    --------     --------       --------      ----------      --------
  Total Investments.........................    1,044,299     533,835      323,241        141,789       2,221,230       914,483
  Cash......................................           --           1           --          1,359              --         1,362
  Interest and Dividends Receivable.........        1,054         538          355            102             613         1,350
  Receivable for Investment Securities
    Sold....................................        9,442      23,577           44          1,407          20,186         1,307
  Receivable for Capital Shares Issued......          819       3,666          558             60           3,451         1,156
  Prepaid Expenses and Other Assets.........            5          12            9             10               7             4
                                               ----------    --------     --------       --------      ----------      --------
  Total Assets..............................    1,055,619     561,629      324,207        144,727       2,245,487       919,662
                                               ----------    --------     --------       --------      ----------      --------
Liabilities:
  Payable to Custodian......................           --       3,110           --             --           3,780            --
  Payable for Investment Securities
    Purchased...............................       44,262      24,994        6,243             --          13,405         1,777
  Payable for Capital Shares Redeemed.......        4,434         190          102            517           6,240           971
  Payable upon Return of Securities
    Loaned..................................      127,527      92,956       65,281         20,697         482,460       102,612
  Investment Advisory Fees Payable..........          587         360          208             93           1,544           765
  Administration Fees Payable...............           --          --           --             --              --            12
  Compliance Services Fees Payable..........            1           1           --             --               2             1
  Distribution and Service Fees Payable.....           55          15            6             42              45            11
  Custodian Fees Payable....................           26          18            9              7              35            22
  Accrued Expenses..........................           78          18           23             10             157            77
                                               ----------    --------     --------       --------      ----------      --------
  Total Liabilities.........................      176,970     121,662       71,872         21,366         507,668       106,248
                                               ----------    --------     --------       --------      ----------      --------
  Total Net Assets..........................   $  878,649    $439,967     $252,335       $123,361      $1,737,819      $813,414
                                               ==========    ========     ========       ========      ==========      ========
Net Assets:
  Capital...................................   $  793,844    $375,431     $214,854       $290,255      $1,300,527      $487,385
  Accumulated Net Investment Income.........            9         144           54             --              --           273
  Accumulated Net Realized Gains (Losses) on
    Investments.............................      (31,088)      3,767       15,958       (194,589)         63,256        90,887
  Net Unrealized Appreciation on
    Investments.............................      115,884      60,625       21,469         27,695         374,036       234,869
                                               ----------    --------     --------       --------      ----------      --------
  Total Net Assets..........................   $  878,649    $439,967     $252,335       $123,361      $1,737,819      $813,414
                                               ==========    ========     ========       ========      ==========      ========
NET ASSETS:
  I Shares..................................   $  766,547    $410,459     $243,534       $ 74,481      $1,641,681      $762,709
  A Shares..................................   $   67,845    $ 16,009     $  2,435       $    468      $   59,896      $  5,317
  C Shares..................................   $   44,257    $ 13,499     $  6,366       $ 48,412      $   36,242      $ 45,388
SHARES OUTSTANDING:
  I Shares..................................       55,331      30,021       18,531          2,884          69,410        36,443
  A Shares..................................        4,911       1,220          186             18           2,602           256
  C Shares..................................        3,235       1,111          487          2,008           1,684         2,226
NET ASSET VALUE AND REDEMPTION PRICE PER
  SHARE:
  I Shares..................................   $    13.85    $  13.67     $  13.14       $  25.83      $    23.65      $  20.93
  A Shares..................................   $    13.82    $  13.12     $  13.10       $  25.67      $    23.02      $  20.79
  C Shares**................................   $    13.68    $  12.15     $  13.06       $  24.11      $    21.53      $  20.39
OFFERING PRICE PER SHARE:
  (100%/(100%-maximum sales charge) of net
  asset value adjusted to the nearest cent)
  I Shares..................................   $    13.85    $  13.67     $  13.14       $  25.83      $    23.65      $  20.93
  A Shares..................................   $    14.66    $  13.92     $  13.90       $  27.24      $    24.41      $  22.06
  C Shares..................................   $    13.68    $  12.15     $  13.06       $  24.11      $    21.52      $  20.39
Maximum Sales Charge -- A Shares............         5.75%       5.75%        5.75%          5.75%           5.75%         5.75%

*  Includes securities on loan of $123,453, $90,550, $63,390, $20,114, $467,161 and $99,514, respectively.

** Redemption Price Per Share Varies by Length of Time Shares are Held. Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
STI CLASSIC FUNDS  March 31, 2006 (Amounts in thousands)

                                                  Strategic                Life Vision   Life Vision    Life Vision   Life Vision
                                                 Quantitative   Balanced   Aggressive    Conservative   Growth and     Moderate
                                                 Equity Fund      Fund     Growth Fund       Fund       Income Fund   Growth Fund
                                                 ------------   --------   -----------   ------------   -----------   -----------
Assets:
  Investments, at Cost.........................    $272,816     $128,780     $51,180       $10,161       $106,331      $163,729
                                                   ========     ========     =======       =======       ========      ========
  Investments, at Value*.......................    $284,703     $132,005     $62,438       $10,387       $124,631      $182,177
  Repurchase Agreements, at Cost...............       2,015        5,184          --            --             --            --
                                                   --------     --------     -------       -------       --------      --------
  Total Investments............................     286,718      137,189      62,438        10,387        124,631       182,177
  Cash.........................................           1        4,337          --            --             --            --
  Interest and Dividends Receivable............         152          506          11            34            148           360
  Receivable for Investment Securities Sold....      64,035        1,579          --            --             --            --
  Receivable for Capital Shares Issued.........       1,516          141          66            --             88            72
  Receivable from Investment Adviser...........          --           --          --             2             --            --
  Prepaid Expenses and Other Assets............           1            9          --            --              1             1
                                                   --------     --------     -------       -------       --------      --------
  Total Assets.................................     352,423      143,761      62,515        10,423        124,868       182,610
                                                   --------     --------     -------       -------       --------      --------
Liabilities:
  Payable to Custodian.........................          --          569          --            --             --            --
  Payable for Investment Securities
    Purchased..................................      64,663        4,955          --            --             --            --
  Payable for Capital Shares Redeemed..........          62          318         210            --            478         2,689
  Payable upon Return of Securities Loaned.....          --       31,634          --            --             --            --
  Investment Advisory Fees Payable.............         202           79           5            --             11            15
  Administration Fees Payable..................           6           --           1            --              1             1
  Distribution and Service Fees Payable........           2           28           5             4             15            12
  Custodian Fees Payable.......................          27           12           1             2              2             4
  Accrued Expenses.............................          35            6           7             3             11            20
                                                   --------     --------     -------       -------       --------      --------
  Total Liabilities............................      64,997       37,601         229             9            518         2,741
                                                   --------     --------     -------       -------       --------      --------
  Total Net Assets.............................    $287,426     $106,160     $62,286       $10,414       $124,350      $179,869
                                                   ========     ========     =======       =======       ========      ========
Net Assets:
  Capital......................................    $267,087     $ 91,433     $51,057       $10,094       $104,624      $160,958
  Accumulated Net Investment Income............          14          189           1            11             40           116
  Accumulated Net Realized Gains (Losses) on
    Investments................................       6,423        6,129         (30)           83          1,386           347
  Net Unrealized Appreciation on Investments...      13,902        8,409      11,258           226         18,300        18,448
                                                   --------     --------     -------       -------       --------      --------
  Total Net Assets.............................    $287,426     $106,160     $62,286       $10,414       $124,350      $179,869
                                                   ========     ========     =======       =======       ========      ========
NET ASSETS:
  I Shares.....................................    $284,727     $ 69,616     $52,765       $ 3,066       $ 97,964      $158,301
  A Shares.....................................    $  1,181     $  5,811     $ 2,619       $ 1,324       $  5,737      $  5,821
  C Shares.....................................    $  1,518     $ 30,733     $ 1,146       $   835       $  2,820      $  1,674
  B Shares.....................................         N/A          N/A     $ 5,756       $ 5,189       $ 17,829      $ 14,073
SHARES OUTSTANDING:
  I Shares.....................................      20,702        5,861       4,281           274          7,884        14,594
  A Shares.....................................          87          487         213           118            462           537
  C Shares.....................................         114        2,608          93            75            228           155
  B Shares.....................................         N/A          N/A         472           463          1,436         1,301
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE:
  I Shares.....................................    $  13.75     $  11.88     $ 12.32       $ 11.21       $  12.43      $  10.85
  A Shares.....................................    $  13.65     $  11.94     $ 12.29       $ 11.21       $  12.41      $  10.84
  C Shares**...................................    $  13.37     $  11.78     $ 12.33       $ 11.20       $  12.39      $  10.82
  B Shares**...................................         N/A          N/A     $ 12.19       $ 11.22       $  12.41      $  10.82
OFFERING PRICE PER SHARE: (100%/(100%-maximum
  sales charge) of net asset value adjusted to
  the nearest cent)
  I Shares.....................................    $  13.75     $  11.88     $ 12.32       $ 11.21       $  12.43      $  10.85
  A Shares.....................................    $  14.48     $  12.67     $ 13.04       $ 11.77       $  13.17      $  11.50
  C Shares.....................................    $  13.37     $  11.78     $ 12.33       $ 11.20       $  12.39      $  10.82
  B Shares.....................................         N/A          N/A     $ 12.19       $ 11.22       $  12.41      $  10.82
Maximum Sales Charge -- A Shares...............        5.75%        5.75%       5.75%         4.75%          5.75%         5.75%

*  The Balanced Fund includes securities on loan of $30,517.
** Redemption Price Per Share Varies by Length of Time Shares are Held. Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
STI CLASSIC FUNDS  March 31, 2006 (Amounts in thousands)

                                                              Life Vision   Life Vision   Life Vision
                                                              Target Date   Target Date   Target Date
                                                               2015 Fund     2025 Fund     2035 Fund
                                                              -----------   -----------   -----------
Assets:
  Investments, at Cost......................................    $  241        $1,073        $  555
                                                                ======        ======        ======
  Investments, at Value.....................................    $  252        $1,091        $  572
  Interest and Dividends Receivable.........................        --             1            --
  Receivable from Investment Adviser........................        13            13            13
  Prepaid Expenses and Other Assets.........................         6             6             6
                                                                ------        ------        ------
  Total Assets..............................................       271         1,111           591
                                                                ------        ------        ------
Liabilities:
  Custodian Fees Payable....................................         1             1             1
                                                                ------        ------        ------
  Total Liabilities.........................................         1             1             1
                                                                ------        ------        ------
  Total Net Assets..........................................    $  270        $1,110        $  590
                                                                ======        ======        ======
Net Assets:
  Capital...................................................    $  255        $1,089        $  568
  Accumulated Net Investment Income.........................         1             1            --
  Accumulated Net Realized Gains on Investments.............         3             2             5
  Net Unrealized Appreciation on Investments................        11            18            17
                                                                ------        ------        ------
  Total Net Assets..........................................    $  270        $1,110        $  590
                                                                ======        ======        ======
NET ASSETS:
  I Shares..................................................    $  270        $1,110        $  590
SHARES OUTSTANDING:
  I Shares..................................................        25           100            54
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
  I Shares..................................................    $10.86        $11.11        $10.89

Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
STI CLASSIC FUNDS  For the Year Ended March 31, 2006  (Amounts in thousands)

                                           Aggressive      Capital        Emerging                     International   Large Cap
                                          Growth Stock   Appreciation   Growth Stock   International      Equity        Relative
                                              Fund           Fund           Fund        Equity Fund     Index Fund     Value Fund
                                          ------------   ------------   ------------   -------------   -------------   ----------
Investment Income:
  Dividend Income.......................    $   457        $ 19,272       $    82        $ 18,839        $ 16,432       $ 27,131
  Interest Income.......................        169             602            27             477             596              1
  Securities Lending Income.............         --             550            --             754             792            460
  Less: Foreign Taxes Withheld..........         --              --            --          (1,330)         (1,582)            --
                                            -------        --------       -------        --------        --------       --------
  Total Investment Income...............        626          20,424           109          18,740          16,238         27,592
                                            -------        --------       -------        --------        --------       --------
Expenses:
  Investment Advisory Fees..............      1,230          15,897           342           8,023           3,831         11,260
  Administration and Fund Accounting
    Fees................................         28             419             8             181             164            353
  Compliance Services Fees..............          1              13            --               6               5             12
  Distribution Fees -- A Shares.........          1             499            --              31              25            115
  Distribution and Service Fees -- C
    Shares..............................         54             610             1              80              56            822
  Custodian Fees........................         15              75             7             661             602             61
  Professional Fees.....................          6              70             1              33              30             71
  Insurance Fees........................          1              30            --               8               8             20
  Registration Fees.....................         15             108             9              31              55             92
  Transfer Agent Fees...................         18             158            --              24              26             73
  Printing Fees.........................         20             144             3              58              54            119
  Trustees' Fees........................          3              33             1              14              12             29
  Other Expenses........................          4              20             4              61             109             40
                                            -------        --------       -------        --------        --------       --------
  Total Expenses........................      1,396          18,076           376           9,211           4,977         13,067
    Less: Investment Advisory Fees
      Waived............................        (39)            (61)          (10)             --            (113)            --
    Less: Administration Fees Waived....         (7)            (16)           (2)            (68)            (59)           (23)
    Less: Distribution Fees Waived -- A
      Shares............................         --              --            --              --              --             (3)
    Less: Distribution and Service Fees
      Waived -- C Shares................         (2)             --            --              --              --             (6)
                                            -------        --------       -------        --------        --------       --------
  Net Expenses..........................      1,348          17,999           364           9,143           4,805         13,035
                                            -------        --------       -------        --------        --------       --------
  Net Investment Income (Loss)..........       (722)          2,425          (255)          9,597          11,433         14,557
                                            -------        --------       -------        --------        --------       --------
Net Realized and Unrealized Gain (Loss)
  on Investments and Foreign Currency
  Transactions:
  Net Realized Gain (Loss) on
    Investments Sold and Foreign
    Currency Transactions...............     (3,816)         55,310         1,325          46,895           5,290        110,126
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments and
    Foreign Currency Transactions.......     27,629          51,746         9,111         110,353         132,522         39,541
  Net Increase from Payments by
    Affiliates (See Note 4.)............         --              --            --               2               7             --
                                            -------        --------       -------        --------        --------       --------
  Total Net Realized and Unrealized Gain
    on Investments and Foreign Currency
    Transactions........................     23,813         107,056        10,436         157,250         137,819        149,667
                                            -------        --------       -------        --------        --------       --------
  Net Change in Net Assets from
    Operations..........................    $23,091        $109,481       $10,181        $166,847        $149,252       $164,224
                                            =======        ========       =======        ========        ========       ========

Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
STI CLASSIC FUNDS  For the Year Ended March 31, 2006  (Amounts in thousands)

                                                   Large Cap                    Mid-Cap      Quality     Small Cap     Small Cap
                                                     Value        Mid-Cap        Value        Growth       Growth        Value
                                                  Equity Fund   Equity Fund   Equity Fund   Stock Fund   Stock Fund   Equity Fund
                                                  -----------   -----------   -----------   ----------   ----------   -----------
Investment Income:
  Dividend Income...............................    $22,367       $ 4,744       $ 4,590      $ 1,759      $  3,604     $ 12,228
  Interest Income...............................        677           460            --           82         1,668          411
  Securities Lending Income.....................        216           248            89           21         1,502          194
                                                    -------       -------       -------      -------      --------     --------
  Total Investment Income.......................     23,260         5,452         4,679        1,862         6,774       12,833
                                                    -------       -------       -------      -------      --------     --------
Expenses:
  Investment Advisory Fees......................      7,082         3,242         2,338        1,403        14,692        8,673
  Administration and Fund Accounting Fees.......        237            82            57           39           348          201
  Compliance Services Fees......................          8             3             2            1            12            7
  Distribution Fees -- A Shares.................        217            51             7            2           164           13
  Distribution and Service Fees -- C Shares.....        469           139            64          572           340          209
  Custodian Fees................................         53            40            19           15            85           44
  Professional Fees.............................         40            16            10            6            65           35
  Insurance Fees................................         15             4             3            3            16           13
  Registration Fees.............................         60            29            24           29            61           64
  Transfer Agent Fees...........................         95            56            31           65           159           40
  Printing Fees.................................         79            33            18           16           150           70
  Trustees' Fees................................         16             6             4            3            27           14
  Other Expenses................................         16            23             7            8            48           17
                                                    -------       -------       -------      -------      --------     --------
  Total Expenses................................      8,387         3,724         2,584        2,162        16,167        9,400
    Less: Investment Advisory Fees Waived.......         --            (2)          (51)          --            --           --
    Less: Administration Fees Waived............        (44)          (32)          (15)         (24)          (69)         (12)
    Less: Distribution Fees Waived -- A
      Shares....................................         --            --            --           --           (13)          (1)
    Less: Distribution and Service Fees
      Waived -- C Shares........................         --            --            (7)          --            --         (104)
                                                    -------       -------       -------      -------      --------     --------
  Net Expenses..................................      8,343         3,690         2,511        2,138        16,085        9,283
                                                    -------       -------       -------      -------      --------     --------
  Net Investment Income (Loss)..................     14,917         1,762         2,168         (276)       (9,311)       3,550
                                                    -------       -------       -------      -------      --------     --------
Net Realized and Unrealized Gain (Loss) on
  Investments:
  Net Realized Gain on Investments Sold.........     55,766        31,428        26,814       17,605       129,014      190,190
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments...............     28,775        22,166         9,917       (7,295)      224,874       10,943
                                                    -------       -------       -------      -------      --------     --------
  Total Net Realized and Unrealized Gain on
    Investments.................................     84,541        53,594        36,731       10,310       353,888      201,133
                                                    -------       -------       -------      -------      --------     --------
  Net Change in Net Assets from Operations......    $99,458       $55,356       $38,899      $10,034      $344,577     $204,683
                                                    =======       =======       =======      =======      ========     ========

Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
STI CLASSIC FUNDS  For the Year Ended March 31, 2006  (Amounts in thousands)

                                                                                                        Life Vision
                                                  Strategic                Life Vision   Life Vision    Growth and    Life Vision
                                                 Quantitative   Balanced   Aggressive    Conservative     Income       Moderate
                                                 Equity Fund      Fund     Growth Fund       Fund          Fund       Growth Fund
                                                 ------------   --------   -----------   ------------   -----------   -----------
Investment Income:
  Dividend Income (1)..........................    $ 1,623      $ 1,516      $  819          $330         $ 2,472       $ 4,617
  Interest Income..............................        121        3,614          --            --              --            --
  Securities Lending Income....................         --          224          --            --              --            --
                                                   -------      -------      ------          ----         -------       -------
  Total Investment Income......................      1,744        5,354         819           330           2,472         4,617
                                                   -------      -------      ------          ----         -------       -------
Expenses:
  Investment Advisory Fees.....................      1,505        1,768          79            13             169           243
  Administration and Fund Accounting Fees......         43           53          14             2              30            43
  Compliance Services Fees.....................          2            2          --            --               1             1
  Distribution Fees -- A Shares................          2           19           8             4              17            25
  Distribution and Service Fees -- C Shares....         15          382           6             6              13             9
  Distribution Fees -- B Shares................                                  47            45             145           122
  Custodian Fees...............................         65           24           8             3               9            11
  Professional Fees............................          9            6           3             1               6             8
  Insurance Fees...............................          1            5           1            --               2             3
  Registration Fees............................         10           35          13            10              17            21
  Transfer Agent Fees..........................          7           49          12             4              19            13
  Printing Fees................................         19           18           5             2              11            17
  Trustees' Fees...............................          6            4           1            --               2             3
  Other Expenses...............................         18           10           4             5               4             6
                                                   -------      -------      ------          ----         -------       -------
  Total Expenses...............................      1,702        2,375         201            95             445           525
    Less: Investment Advisory Fees Waived or
          Fees Reimbursed......................        (51)         (28)        (23)          (21)            (42)          (58)
    Less: Administration Fees Waived...........         --          (15)         (5)           (2)             (7)           (8)
    Less: Distribution Fees Waived -- A
      Shares...................................         --           --          (1)           --              (2)           (5)
    Less: Distribution Fees Waived -- B
      Shares...................................                                  (3)           (4)            (11)          (15)
                                                   -------      -------      ------          ----         -------       -------
  Net Expenses.................................      1,651        2,332         169            68             383           439
                                                   -------      -------      ------          ----         -------       -------
  Net Investment Income........................         93        3,022         650           262           2,089         4,178
                                                   -------      -------      ------          ----         -------       -------
Net Realized and Unrealized Gain (Loss) on
  Investments:
  Capital Gain Received from Investments in
    Affiliated Investment Companies (1)........         --           --       1,091            67           1,834         1,945
  Net Realized Gain on Investments Sold (1)....     10,158        9,135         959            28           1,961         3,257
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments (1)..........      9,471       (2,870)      4,463            20           6,195         3,923
  Net Increase from Payments by Affiliates (See
    Note 4.)...................................         --           71          --            --              --            --
                                                   -------      -------      ------          ----         -------       -------
  Total Net Realized and Unrealized Gain on
    Investments................................     19,629        6,336       6,513           115           9,990         9,125
                                                   -------      -------      ------          ----         -------       -------
  Net Change in Net Assets from Operations.....    $19,722      $ 9,358      $7,163          $377         $12,079       $13,303
                                                   =======      =======      ======          ====         =======       =======

(1)Dividend income, capital gain from investments in affiliated investment companies, net realized gain on securities sold and net change in unrealized appreciation on investments for the Life Vision Funds are attributable to the underlying investments in affiliated investment companies.

Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
STI CLASSIC FUNDS  For the Year Ended March 31, 2006  (Amounts in thousands)

                                           Life Vision     Life Vision     Life Vision
                                           Target Date     Target Date     Target Date
                                          2015 Fund (a)   2025 Fund (b)   2035 Fund (c)
                                          -------------   -------------   -------------
Investment Income:
  Dividend Income (1)...................       $ 3             $ 3             $ 3
                                               ---             ---             ---
  Total Investment Income...............         3               3               3
                                               ---             ---             ---
Expenses:
  Investment Advisory Fees..............        --              --              --
  Administration and Fund Accounting
    Fees................................        --              --              --
  Compliance Services Fees..............        --              --              --
  Custodian Fees........................         1               1               1
  Professional Fees.....................        --              --              --
  Insurance Fees........................        --              --              --
  Registration Fees.....................        10              10              10
  Transfer Agent Fees...................        --              --              --
  Printing Fees.........................        --              --              --
  Trustees' Fees........................        --              --              --
  Other Expenses........................         2               2               2
                                               ---             ---             ---
  Total Expenses........................        13              13              13
    Less: Expenses Reimbursable from
          Investment Adviser............       (13)            (13)            (13)
    Less: Administration Fees Waived....        --              --              --
                                               ---             ---             ---
  Net Expenses..........................        --              --              --
                                               ---             ---             ---
  Net Investment Income.................         3               3               3
                                               ---             ---             ---
Net Realized and Unrealized Gain on
  Investments:
  Capital Gain Received from Investments
    in Affiliated Investment Companies
    (1).................................         3               2               4
  Net Realized Gain on Investments Sold
    (1).................................        --              --               1
  Net Change in Unrealized Appreciation
    on Investments (1)..................        11              18              17
                                               ---             ---             ---
  Total Net Realized and Unrealized Gain
    on Investments......................        14              20              22
                                               ---             ---             ---
  Net Change in Net Assets from
    Operations..........................       $17             $23             $25
                                               ===             ===             ===

(1)Dividend income, capital gain from investments in affiliated investment companies, net realized gain on securities sold and net change in unrealized appreciation on investments for the Life Vision Funds are attributable to the underlying investments in affiliated investment companies.

(a)Commencement of operations October 12, 2005.

(b)Commencement of operations October 21, 2005.

(c)Commencement of operations November 2, 2005.

Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                 Aggressive Growth                       Capital Appreciation
                                     Stock Fund                                  Fund
                        ------------------------------------    --------------------------------------
                        04/01/05-    06/01/04-    02/23/04*-    04/01/05-     06/01/04-     06/01/03-
                        03/31/06     03/31/05      05/31/04      03/31/06      03/31/05      05/31/04
                        ---------    ---------    ----------    ----------    ----------    ----------
Operations:
  Net Investment
    Income (Loss).....  $   (722)     $  (313)     $   (21)     $    2,425    $    2,917    $   (5,705)
  Net Realized Gain
    (Loss) on
    Investments
    Sold..............    (3,816)      (1,571)         (39)         55,310        32,759       240,042
  Net Change in
    Unrealized
    Appreciation
    (Depreciation) on
    Investments.......    27,629          710          389          51,746       (23,096)      (77,211)
                        --------      -------      -------      ----------    ----------    ----------
  Change in Net Assets
    from Operations...    23,091       (1,174)         329         109,481        12,580       157,126
                        --------      -------      -------      ----------    ----------    ----------
Dividends and
  Distributions to
  Shareholders:
  Net Investment
    Income:
    I Shares..........        (5)          --           --          (2,305)       (3,119)           --
  Net Realized Gains:
    I Shares..........        --           --           --         (29,860)      (22,698)           --
    A Shares..........        --           --           --          (2,465)       (2,096)           --
    C Shares..........        --           --           --          (1,308)       (1,379)           --
                        --------      -------      -------      ----------    ----------    ----------
  Total Dividends and
    Distributions.....        (5)          --           --         (35,938)      (29,292)           --
                        --------      -------      -------      ----------    ----------    ----------
  Change in Net Assets
    from Capital
    Transactions......   171,957(a)    45,482       20,286        (316,585)(b)    217,615       11,323
                        --------      -------      -------      ----------    ----------    ----------
    Change in Net
      Assets..........   195,043       44,308       20,615        (243,042)      200,903       168,449
                        --------      -------      -------      ----------    ----------    ----------
Net Assets:
  Beginning of
    Period............    64,923       20,615           --       1,695,894     1,494,991     1,326,542
                        --------      -------      -------      ----------    ----------    ----------
  End of Period.......  $259,966      $64,923      $20,615      $1,452,852    $1,695,894    $1,494,991
                        ========      =======      =======      ==========    ==========    ==========
Accumulated Net
  Investment Income
  (Loss), End of
  Period..............  $    (11)     $   (15)     $    (5)     $      120    $       --    $       --
                        ========      =======      =======      ==========    ==========    ==========

                                  Emerging Growth
                                     Stock Fund
                        ------------------------------------
                        04/01/05-    06/01/04-    02/23/04*-
                        03/31/06     03/31/05      05/31/04
                        ---------    ---------    ----------
Operations:
  Net Investment
    Income (Loss).....   $  (255)     $  (144)     $   (24)
  Net Realized Gain
    (Loss) on
    Investments
    Sold..............     1,325       (1,750)        (178)
  Net Change in
    Unrealized
    Appreciation
    (Depreciation) on
    Investments.......     9,111        1,765          (39)
                         -------      -------      -------
  Change in Net Assets
    from Operations...    10,181         (129)        (241)
                         -------      -------      -------
Dividends and
  Distributions to
  Shareholders:
  Net Investment
    Income:
    I Shares..........        --           --           --
  Net Realized Gains:
    I Shares..........        --           --           --
    A Shares..........        --           --           --
    C Shares..........        --           --           --
                         -------      -------      -------
  Total Dividends and
    Distributions.....        --           --           --
                         -------      -------      -------
  Change in Net Assets
    from Capital
    Transactions......    17,908        7,779       13,205
                         -------      -------      -------
    Change in Net
      Assets..........    28,089        7,650       12,964
                         -------      -------      -------
Net Assets:
  Beginning of
    Period............    20,614       12,964           --
                         -------      -------      -------
  End of Period.......   $48,703      $20,614       12,964
                         =======      =======      =======
Accumulated Net
  Investment Income
  (Loss), End of
  Period..............   $   (15)     $   (19)     $    (6)
                         =======      =======      =======

*  Commencement of operations.

(a)Redemption fees have been rounded to $0.

(b)Includes redemption fees collected of $1.

Amounts designated as "--" are either $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                                   Aggressive Growth                  Capital Appreciation
                                                       Stock Fund                             Fund
                                           ----------------------------------   ---------------------------------
                                           04/01/05-   06/01/04-   02/23/04*-   04/01/05-   06/01/04-   6/01/03-
                                           03/31/06    03/31/05     05/31/04    03/31/06    03/31/05    05/31/04
                                           ---------   ---------   ----------   ---------   ---------   ---------
Capital Transactions:
I Shares
  Proceeds from Shares Issued............  $193,192     $40,408     $20,288     $ 390,413   $ 544,096   $ 279,768
  Proceeds from Shares Issued in
    Acquisition..........................        --       8,427          --            --          --          --
  Dividends Reinvested...................         2          --          --        22,561      18,371          --
  Cost of Shares Redeemed................   (19,718)     (7,169)       (115)     (676,657)   (304,351)   (253,060)
                                           --------     -------     -------     ---------   ---------   ---------
      Change in Net Assets from I Shares
        Transactions.....................  $173,476     $41,666     $20,173     $(263,683)  $ 258,116   $  26,708
                                           --------     -------     -------     ---------   ---------   ---------
A Shares
  Proceeds from Shares Issued............  $    190     $   115     $    48     $   8,707   $   9,187   $  15,738
  Proceeds from Shares Issued in
    Acquisition..........................        --           7          --            --          --          --
  Dividends Reinvested...................        --          --          --         2,391       2,016          --
  Cost of Shares Redeemed................       (43)        (32)         --       (38,114)    (28,451)    (26,645)
                                           --------     -------     -------     ---------   ---------   ---------
      Change in Net Assets from A Shares
        Transactions.....................  $    147     $    90     $    48     $ (27,016)  $ (17,248)  $ (10,907)
                                           --------     -------     -------     ---------   ---------   ---------
C Shares(1)
  Proceeds from Shares Issued............  $    218     $    --     $    72     $   1,332   $   2,626   $  21,720
  Proceeds from Shares Issued in
    Acquisition..........................        --       6,502          --            --          --          --
  Dividends Reinvested...................        --          --          --         1,268       1,338          --
  Cost of Shares Redeemed................    (1,884)     (2,776)         (7)      (28,486)    (27,217)    (26,198)
                                           --------     -------     -------     ---------   ---------   ---------
      Change in Net Assets from C Shares
        Transactions.....................  $ (1,666)    $ 3,726     $    65     $ (25,886)  $ (23,253)  $  (4,478)
                                           --------     -------     -------     ---------   ---------   ---------
Change in Net Assets from Capital
  Transactions...........................  $171,957     $45,482     $20,286     $(316,585)  $ 217,615   $  11,323
                                           ========     =======     =======     =========   =========   =========
Share Transactions:
I Shares
  Issued.................................    16,618       3,857       2,062        31,807      44,144      23,848
  Issued in Acquisition..................        --         804          --            --          --          --
  Reinvested.............................        --          --          --         1,810       1,461          --
  Redeemed...............................    (1,805)       (744)        (12)      (54,757)    (24,695)    (21,521)
                                           --------     -------     -------     ---------   ---------   ---------
      Change in I Shares Transactions....    14,813       3,917       2,050       (21,140)     20,910       2,327
                                           --------     -------     -------     ---------   ---------   ---------
A Shares
  Issued.................................        17          11           5           745         787       1,390
  Issued in Acquisition..................        --           1          --            --          --          --
  Reinvested.............................        --          --          --           202         168          --
  Redeemed...............................        (4)         (3)         --        (3,241)     (2,422)     (2,350)
                                           --------     -------     -------     ---------   ---------   ---------
      Change in A Shares Transactions....        13           9           5        (2,294)     (1,467)       (960)
                                           --------     -------     -------     ---------   ---------   ---------
C Shares(1)
  Issued.................................        21          18           7           121         236       2,046
  Issued in Acquisition..................        --         624          --            --          --          --
  Reinvested.............................        --          --          --           114         117          --
  Redeemed...............................      (178)        (57)         --        (2,575)     (2,438)     (2,409)
                                           --------     -------     -------     ---------   ---------   ---------
      Change in C Shares Transactions....      (157)        585           7        (2,340)     (2,085)       (363)
                                           --------     -------     -------     ---------   ---------   ---------
Change in Share Transactions.............    14,669       4,511       2,062       (25,774)     17,358       1,004
                                           ========     =======     =======     =========   =========   =========

                                                    Emerging Growth
                                                       Stock Fund
                                           ----------------------------------
                                           04/01/05-   06/01/04-   02/23/04*-
                                           03/31/06    03/31/05     05/31/04
                                           ---------   ---------   ----------
Capital Transactions:
I Shares
  Proceeds from Shares Issued............   $25,991     $ 9,477     $13,349
  Proceeds from Shares Issued in
    Acquisition..........................        --          --          --
  Dividends Reinvested...................        --          --          --
  Cost of Shares Redeemed................    (8,236)     (1,743)       (221)
                                            -------     -------     -------
      Change in Net Assets from I Shares
        Transactions.....................   $17,755     $ 7,734     $13,128
                                            -------     -------     -------
A Shares
  Proceeds from Shares Issued............   $   116     $    75     $    40
  Proceeds from Shares Issued in
    Acquisition..........................        --          --          --
  Dividends Reinvested...................        --          --          --
  Cost of Shares Redeemed................       (18)        (31)         --
                                            -------     -------     -------
      Change in Net Assets from A Shares
        Transactions.....................   $    98     $    44     $    40
                                            -------     -------     -------
C Shares(1)
  Proceeds from Shares Issued............   $    55     $    10     $    44
  Proceeds from Shares Issued in
    Acquisition..........................        --          --          --
  Dividends Reinvested...................        --          --          --
  Cost of Shares Redeemed................        --          (9)         (7)
                                            -------     -------     -------
      Change in Net Assets from C Shares
        Transactions.....................   $    55     $     1     $    37
                                            -------     -------     -------
Change in Net Assets from Capital
  Transactions...........................   $17,908     $ 7,779     $13,205
                                            =======     =======     =======
Share Transactions:
I Shares
  Issued.................................     2,376       1,031       1,367
  Issued in Acquisition..................        --          --          --
  Reinvested.............................        --          --          --
  Redeemed...............................      (791)       (190)        (24)
                                            -------     -------     -------
      Change in I Shares Transactions....     1,585         841       1,343
                                            -------     -------     -------
A Shares
  Issued.................................        10           8           4
  Issued in Acquisition..................        --          --          --
  Reinvested.............................        --          --          --
  Redeemed...............................        (2)         (3)         --
                                            -------     -------     -------
      Change in A Shares Transactions....         8           5           4
                                            -------     -------     -------
C Shares(1)
  Issued.................................         5           1           5
  Issued in Acquisition..................        --          --          --
  Reinvested.............................        --          --          --
  Redeemed...............................        --          (1)         (1)
                                            -------     -------     -------
      Change in C Shares Transactions....         5          --           4
                                            -------     -------     -------
Change in Share Transactions.............     1,598         846       1,351
                                            =======     =======     =======

* Commencement of operations.

(1) C Shares were offered beginning February 27, 2004 for the Emerging Growth Stock Fund.

Amounts designated as "--" are either $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                   International                          International
                                    Equity Fund                         Equity Index Fund
                        -----------------------------------    -----------------------------------
                        04/01/05-    06/01/04-    06/01/03-    04/01/05-    06/01/04-    06/01/03-
                        03/31/06     03/31/05     05/31/04     03/31/06     03/31/05     05/31/04
                        ---------    ---------    ---------    ---------    ---------    ---------
Operations:
  Net Investment
    Income............  $  9,597     $  2,809     $  2,690     $ 11,433     $  2,790     $  4,350
  Net Realized Gain
    (Loss) on
    Investments Sold
    and Foreign
    Currency
    Transactions......    46,895       13,245       12,672        5,290       (1,347)       3,571
  Net Change in
    Unrealized
    Appreciation
    (Depreciation) on
    Investments and
    Foreign Currency
    Transactions......   110,353       47,096       42,092      132,522       67,094       82,007
  Net Increase from
    Payments by
    Affiliates........         2           --           --            7           --           --
                        --------     --------     --------     --------     --------     --------
  Change in Net Assets
    from Operations...   166,847       63,150       57,454      149,252       68,537       89,928
                        --------     --------     --------     --------     --------     --------
Dividends and
  Distributions to
  Shareholders:
  Net Investment
    Income:
    I Shares..........    (8,756)      (4,121)      (3,390)      (9,595)      (8,557)      (3,907)
    A Shares..........       (88)         (52)         (74)         (84)         (76)        (153)
    C Shares..........        --           (1)         (45)          (8)         (47)         (22)
  Net Realized Gains:
    I Shares..........        --           --           --           --           --           --
    A Shares..........        --           --           --           --           --           --
    C Shares..........        --           --           --           --           --           --
                        --------     --------     --------     --------     --------     --------
  Total Dividends and
    Distributions.....    (8,844)      (4,174)      (3,509)      (9,687)      (8,680)      (4,082)
                        --------     --------     --------     --------     --------     --------
  Change in Net Assets
    from Capital
    Transactions......   291,758(a)    91,655       89,770      117,744(b)   100,091       23,822
                        --------     --------     --------     --------     --------     --------
    Change in Net
      Assets..........   449,761      150,631      143,715      257,309      159,948      109,668
                        --------     --------     --------     --------     --------     --------
Net Assets:
  Beginning of
    Period............   497,473      346,842      203,127      531,356      371,408      261,740
                        --------     --------     --------     --------     --------     --------
  End of Period.......  $947,234     $497,473     $346,842     $788,665     $531,356     $371,408
                        ========     ========     ========     ========     ========     ========
Accumulated Net
  Investment Income
  (Loss), End of
  Period..............  $  1,088     $  1,301     $  2,377     $ (1,892)    $ (2,610)    $  3,035
                        ========     ========     ========     ========     ========     ========

                                 Large Cap Relative
                                     Value Fund
                        -------------------------------------
                        04/01/05-     06/01/04-     06/01/03-
                         03/31/06      03/31/05     05/31/04
                        ----------    ----------    ---------
Operations:
  Net Investment
    Income............  $   14,557    $    9,087    $  7,823
  Net Realized Gain
    (Loss) on
    Investments Sold
    and Foreign
    Currency
    Transactions......     110,126        70,618      54,492
  Net Change in
    Unrealized
    Appreciation
    (Depreciation) on
    Investments and
    Foreign Currency
    Transactions......      39,541        38,394      99,001
  Net Increase from
    Payments by
    Affiliates........          --            --          --
                        ----------    ----------    --------
  Change in Net Assets
    from Operations...     164,224       118,099     161,316
                        ----------    ----------    --------
Dividends and
  Distributions to
  Shareholders:
  Net Investment
    Income:
    I Shares..........     (13,698)       (9,529)     (6,962)
    A Shares..........        (388)         (416)       (336)
    C Shares..........         (93)         (213)       (163)
  Net Realized Gains:
    I Shares..........     (52,561)      (20,518)         --
    A Shares..........      (1,849)       (1,020)         --
    C Shares..........      (3,290)       (2,064)         --
                        ----------    ----------    --------
  Total Dividends and
    Distributions.....     (71,879)      (33,760)     (7,461)
                        ----------    ----------    --------
  Change in Net Assets
    from Capital
    Transactions......     284,015(c)    133,490      63,089
                        ----------    ----------    --------
    Change in Net
      Assets..........     376,360       217,829     216,944
                        ----------    ----------    --------
Net Assets:
  Beginning of
    Period............   1,144,201       926,372     709,428
                        ----------    ----------    --------
  End of Period.......  $1,520,561    $1,144,201    $926,372
                        ==========    ==========    ========
Accumulated Net
  Investment Income
  (Loss), End of
  Period..............  $      858    $      480    $  1,551
                        ==========    ==========    ========

(a)Includes redemption fees collected of $21.

(b)Includes redemption fees collected of $5.

(c)Includes redemption fees collected of $2.

Amounts designated as "--" are either $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                                  International                       International
                                                   Equity Fund                      Equity Index Fund
                                        ---------------------------------   ---------------------------------
                                        04/01/05-   06/01/04-   06/01/03-   04/01/05-   06/01/04-   06/01/03-
                                        03/31/06    03/31/05    05/31/04    03/31/06    03/31/05    05/31/04
                                        ---------   ---------   ---------   ---------   ---------   ---------
Capital Transactions:
I Shares
  Proceeds from Shares Issued.........  $ 411,692   $140,746    $144,029    $ 258,434   $157,372    $ 83,517
  Proceeds from Shares Issued in
    Acquisition.......................
  Dividends Reinvested................      2,197      1,260       1,379        5,754      5,808       3,067
  Cost of Shares Redeemed.............   (121,946)   (50,085)    (54,870)    (144,948)   (53,751)    (64,875)
                                        ---------   --------    --------    ---------   --------    --------
      Change in Net Assets from I
        Shares Transactions...........  $ 291,943   $ 91,921    $ 90,538    $ 119,240   $109,429    $ 21,709
                                        ---------   --------    --------    ---------   --------    --------
A Shares
  Proceeds from Shares Issued.........  $   4,921   $  1,904    $ 16,666    $   1,666   $  2,408    $ 22,245
  Dividends Reinvested................         77         47          67           81         73         147
  Cost of Shares Redeemed.............     (3,828)    (1,679)    (17,896)      (2,293)   (11,540)    (21,325)
                                        ---------   --------    --------    ---------   --------    --------
      Change in Net Assets from A
        Shares Transactions...........  $   1,170   $    272    $ (1,163)   $    (546)  $ (9,059)   $  1,067
                                        ---------   --------    --------    ---------   --------    --------
C Shares
  Proceeds from Shares Issued.........  $   1,175   $  1,329    $  1,875    $     351   $    885    $  2,143
  Dividends Reinvested................         --          1          43            7         44          20
  Cost of Shares Redeemed.............     (2,530)    (1,868)     (1,523)      (1,308)    (1,208)     (1,117)
                                        ---------   --------    --------    ---------   --------    --------
      Change in Net Assets from C
        Shares Transactions...........  $  (1,355)  $   (538)   $    395    $    (950)  $   (279)   $  1,046
                                        ---------   --------    --------    ---------   --------    --------
Change in Net Assets from Capital
  Transactions........................  $ 291,758   $ 91,655    $ 89,770    $ 117,744   $100,091    $ 23,822
                                        =========   ========    ========    =========   ========    ========
Share Transactions:
I Shares
  Issued..............................     32,572     12,488      14,743       18,710     12,840       8,041
  Issued in Acquisition...............
  Reinvested..........................        166        108         141          402        459         290
  Redeemed............................     (9,601)    (4,485)     (6,032)     (10,515)    (4,534)     (6,365)
                                        ---------   --------    --------    ---------   --------    --------
      Change in I Shares
        Transactions..................     23,137      8,111       8,852        8,597      8,765       1,966
                                        ---------   --------    --------    ---------   --------    --------
A Shares
  Issued..............................        391        175       2,018          115        212       2,436
  Reinvested..........................          6          4           7            6          6          14
  Redeemed............................       (302)      (154)     (2,130)        (167)      (995)     (2,267)
                                        ---------   --------    --------    ---------   --------    --------
      Change in A Shares
        Transactions..................         95         25        (105)         (46)      (777)        183
                                        ---------   --------    --------    ---------   --------    --------
C Shares
  Issued..............................        100        128         213           26         78         215
  Reinvested..........................         --         --           5            1          4           2
  Redeemed............................       (217)      (181)       (173)        (101)      (103)       (112)
                                        ---------   --------    --------    ---------   --------    --------
      Change in C Shares
        Transactions..................       (117)       (53)         45          (74)       (21)        105
                                        ---------   --------    --------    ---------   --------    --------
Change in Share Transactions..........     23,115      8,083       8,792        8,477      7,967       2,254
                                        =========   ========    ========    =========   ========    ========

                                               Large Cap Relative
                                                   Value Fund
                                        ---------------------------------
                                        04/01/05-   06/01/04-   06/01/03-
                                        03/31/06    03/31/05    05/31/04
                                        ---------   ---------   ---------
Capital Transactions:
I Shares
  Proceeds from Shares Issued.........  $ 552,868   $ 147,236   $ 187,428
  Proceeds from Shares Issued in
    Acquisition.......................         --     106,678          --
  Dividends Reinvested................     35,791      17,106       2,566
  Cost of Shares Redeemed.............   (286,603)   (114,963)   (136,004)
                                        ---------   ---------   ---------
      Change in Net Assets from I
        Shares Transactions...........  $ 302,056   $ 156,057   $  53,990
                                        ---------   ---------   ---------
A Shares
  Proceeds from Shares Issued.........  $   9,149   $   7,636   $  11,177
  Dividends Reinvested................      2,010       1,302         304
  Cost of Shares Redeemed.............    (13,233)    (14,015)     (9,607)
                                        ---------   ---------   ---------
      Change in Net Assets from A
        Shares Transactions...........  $  (2,074)  $  (5,077)  $   1,874
                                        ---------   ---------   ---------
C Shares
  Proceeds from Shares Issued.........  $   4,631   $   7,083   $  29,013
  Dividends Reinvested................      3,215       2,166         154
  Cost of Shares Redeemed.............    (23,813)    (26,739)    (21,942)
                                        ---------   ---------   ---------
      Change in Net Assets from C
        Shares Transactions...........  $ (15,967)  $ (17,490)  $   7,225
                                        ---------   ---------   ---------
Change in Net Assets from Capital
  Transactions........................  $ 284,015   $ 133,490   $  63,089
                                        =========   =========   =========
Share Transactions:
I Shares
  Issued..............................     33,293       9,472      13,896
  Issued in Acquisition...............         --       6,605          --
  Reinvested..........................      2,139       1,069         190
  Redeemed............................    (17,149)     (7,447)     (9,941)
                                        ---------   ---------   ---------
      Change in I Shares
        Transactions..................     18,283       9,699       4,145
                                        ---------   ---------   ---------
A Shares
  Issued..............................        549         496         814
  Reinvested..........................        119          81          22
  Redeemed............................       (786)       (905)       (697)
                                        ---------   ---------   ---------
      Change in A Shares
        Transactions..................       (118)       (328)        139
                                        ---------   ---------   ---------
C Shares
  Issued..............................        284         465       2,178
  Reinvested..........................        195         136          11
  Redeemed............................     (1,453)     (1,750)     (1,603)
                                        ---------   ---------   ---------
      Change in C Shares
        Transactions..................       (974)     (1,149)        586
                                        ---------   ---------   ---------
Change in Share Transactions..........     17,191       8,222       4,870
                                        =========   =========   =========

Amounts designated as "--" are either $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                           Large Cap Value                          Mid-Cap
                                             Equity Fund                          Equity Fund
                                  ----------------------------------   ---------------------------------
                                  04/01/05-    06/01/04-   06/01/03-   04/01/05-   06/01/04-   06/01/03-
                                   03/31/06    03/31/05    05/31/04    03/31/06    03/31/05    05/31/04
                                  ----------   ---------   ---------   ---------   ---------   ---------
Operations:
  Net Investment Income.........  $   14,917   $ 10,617    $ 10,571    $  1,762    $    962    $    999
  Net Realized Gain on
    Investments Sold............      55,766    105,214      71,412      31,428      17,287      22,721
  Net Change in Unrealized
    Appreciation (Depreciation)
    on Investments..............      28,775    (18,053)     62,760      22,166      15,850       6,629
                                  ----------   --------    --------    --------    --------    --------
  Change in Net Assets from
    Operations..................      99,458     97,778     144,743      55,356      34,099      30,349
                                  ----------   --------    --------    --------    --------    --------
Dividends and Distributions to
  Shareholders:
  Net Investment Income:
    I Shares....................     (13,581)   (11,469)     (9,766)     (1,634)       (964)       (869)
    A Shares....................        (989)      (878)       (744)        (36)        (23)        (41)
    C Shares....................        (340)      (280)       (212)         --          --         (12)
  Net Realized Gains:
    I Shares....................          --         --          --     (14,705)         --          --
    A Shares....................          --         --          --        (730)         --          --
    C Shares....................          --         --          --        (694)         --          --
                                  ----------   --------    --------    --------    --------    --------
  Total Dividends and
    Distributions...............     (14,910)   (12,627)    (10,722)    (17,799)       (987)       (922)
                                  ----------   --------    --------    --------    --------    --------
  Change in Net Assets from
    Capital Transactions........    (127,185)(a)  (10,453)  (83,633)    158,637(a)      410      38,582
                                  ----------   --------    --------    --------    --------    --------
    Change in Net Assets........     (42,637)    74,698      50,388     196,194      33,522      68,009
                                  ----------   --------    --------    --------    --------    --------
Net Assets:
  Beginning of Period...........     921,286    846,588     796,200     243,773     210,251     142,242
                                  ----------   --------    --------    --------    --------    --------
  End of Period.................  $  878,649   $921,286    $846,588    $439,967    $243,773    $210,251
                                  ==========   ========    ========    ========    ========    ========
Accumulated Net Investment
  Income, End of Period.........  $        9   $      2    $  2,012    $    144    $     52    $     77
                                  ==========   ========    ========    ========    ========    ========

                                               Mid-Cap
                                          Value Equity Fund
                                  ---------------------------------
                                  04/01/05-   06/01/04-   06/01/03-
                                  03/31/06    03/31/05    05/31/04
                                  ---------   ---------   ---------
Operations:
  Net Investment Income.........  $  2,168    $  1,816    $    669
  Net Realized Gain on
    Investments Sold............    26,814      27,508      18,863
  Net Change in Unrealized
    Appreciation (Depreciation)
    on Investments..............     9,917      (5,309)     12,849
                                  --------    --------    --------
  Change in Net Assets from
    Operations..................    38,899      24,015      32,381
                                  --------    --------    --------
Dividends and Distributions to
  Shareholders:
  Net Investment Income:
    I Shares....................    (2,100)     (1,906)       (653)
    A Shares....................       (15)         (9)         --
    C Shares....................       (11)        (31)         (1)
  Net Realized Gains:
    I Shares....................   (20,403)         --          --
    A Shares....................      (208)         --          --
    C Shares....................      (598)         --          --
                                  --------    --------    --------
  Total Dividends and
    Distributions...............   (23,335)     (1,946)       (654)
                                  --------    --------    --------
  Change in Net Assets from
    Capital Transactions........    19,071(a)   39,956      18,350
                                  --------    --------    --------
    Change in Net Assets........    34,635      62,025      50,077
                                  --------    --------    --------
Net Assets:
  Beginning of Period...........   217,700     155,675     105,598
                                  --------    --------    --------
  End of Period.................  $252,335    $217,700    $155,675
                                  ========    ========    ========
Accumulated Net Investment
  Income, End of Period.........  $     54    $     12    $    142
                                  ========    ========    ========

(a)Redemption fees have been rounded to $0.

Amounts designated as "--" are either $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                                    Large Cap Value                         Mid-Cap
                                                      Equity Fund                         Equity Fund
                                           ---------------------------------   ---------------------------------
                                           04/01/05-   06/01/04-   06/01/03-   04/01/05-   06/01/04-   06/01/03-
                                           03/31/06    03/31/05    05/31/04    03/31/06    03/31/05    05/31/04
                                           ---------   ---------   ---------   ---------   ---------   ---------
Capital Transactions:
I Shares
  Proceeds from Shares Issued............  $ 135,139   $ 169,872   $ 117,907   $250,612    $ 52,779    $ 82,329
  Dividends Reinvested...................      9,868       8,648       7,527      8,646         411         360
  Cost of Shares Redeemed................   (244,925)   (174,545)   (204,589)   (97,492)    (44,085)    (48,540)
                                           ---------   ---------   ---------   --------    --------    --------
      Change in Net Assets from I Shares
        Transactions.....................  $ (99,918)  $   3,975   $ (79,155)  $161,766    $  9,105    $  34,14
                                           ---------   ---------   ---------   --------    --------    --------
A Shares(1)
  Proceeds from Shares Issued............  $   3,961   $   6,041   $   8,238   $  3,061    $  2,497    $  6,855
  Dividends Reinvested...................        947         834         704        727          22          39
  Cost of Shares Redeemed................    (19,040)    (11,748)    (12,649)    (4,203)     (7,520)     (4,089)
                                           ---------   ---------   ---------   --------    --------    --------
      Change in Net Assets from A Shares
        Transactions.....................  $ (14,132)  $  (4,873)  $  (3,707)  $   (415)   $ (5,001)   $  2,805
                                           ---------   ---------   ---------   --------    --------    --------
C Shares
  Proceeds from Shares Issued............  $   1,086   $   2,931   $  11,995   $  1,009    $    613    $  6,138
  Dividends Reinvested...................        327         267         201        665          --          11
  Cost of Shares Redeemed................    (14,548)    (12,753)    (12,967)    (4,388)     (4,307)     (4,521)
                                           ---------   ---------   ---------   --------    --------    --------
      Change in Net Assets from C Shares
        Transactions.....................  $ (13,135)  $  (9,555)  $    (771)  $ (2,714)   $ (3,694)   $  1,628
                                           ---------   ---------   ---------   --------    --------    --------
Change in Net Assets from Capital
  Transactions...........................  $(127,185)  $ (10,453)  $ (83,633)  $158,637    $    410    $ 38,582
                                           =========   =========   =========   ========    ========    ========
Share Transactions:
I Shares
  Issued.................................     10,604      14,111      11,026     19,102       4,657       8,504
  Reinvested.............................        757         712         717        667          37          37
  Redeemed...............................    (18,995)    (14,301)    (19,413)    (7,583)     (4,027)     (4,889)
                                           ---------   ---------   ---------   --------    --------    --------
      Change in I Shares Transactions....     (7,634)        522      (7,670)    12,186         667       3,652
                                           ---------   ---------   ---------   --------    --------    --------
A Shares(1)
  Issued.................................        311         509         785        246         243         721
  Reinvested.............................         73          69          67         58           2           4
  Redeemed...............................     (1,484)       (977)     (1,175)      (341)       (714)       (440)
                                           ---------   ---------   ---------   --------    --------    --------
      Change in A Shares Transactions....     (1,100)       (399)       (323)       (37)       (469)        285
                                           ---------   ---------   ---------   --------    --------    --------
C Shares
  Issued.................................         87         246       1,157         87          62         704
  Reinvested.............................         25          22          19         58          --           1
  Redeemed...............................     (1,152)     (1,070)     (1,205)      (380)       (436)       (502)
                                           ---------   ---------   ---------   --------    --------    --------
      Change in C Shares Transactions....     (1,040)       (802)        (29)      (235)       (374)        203
                                           ---------   ---------   ---------   --------    --------    --------
Change in Share Transactions.............     (9,774)       (679)     (8,022)    11,914        (176)      4,140
                                           =========   =========   =========   ========    ========    ========

                                                     Mid-Cap Value
                                                      Equity Fund
                                           ---------------------------------
                                           04/01/05-   06/01/04-   06/01/03-
                                           03/31/06    03/31/05    05/31/04
                                           ---------   ---------   ---------
Capital Transactions:
I Shares
  Proceeds from Shares Issued............  $ 82,778    $ 59,139    $ 49,725
  Dividends Reinvested...................    10,665         692         224
  Cost of Shares Redeemed................   (73,941)    (18,975)    (32,636)
                                           --------    --------    --------
      Change in Net Assets from I Shares
        Transactions.....................  $ 19,502    $ 40,856    $ 17,313
                                           --------    --------    --------
A Shares(1)
  Proceeds from Shares Issued............  $  1,345    $  1,766    $    781
  Dividends Reinvested...................       187           7          --
  Cost of Shares Redeemed................      (970)       (794)       (195)
                                           --------    --------    --------
      Change in Net Assets from A Shares
        Transactions.....................  $    562    $    979    $    586
                                           --------    --------    --------
C Shares
  Proceeds from Shares Issued............  $    344    $    930    $  3,478
  Dividends Reinvested...................       576          30           1
  Cost of Shares Redeemed................    (1,913)     (2,839)     (3,028)
                                           --------    --------    --------
      Change in Net Assets from C Shares
        Transactions.....................  $   (993)   $ (1,879)   $    451
                                           --------    --------    --------
Change in Net Assets from Capital
  Transactions...........................  $ 19,071    $ 39,956    $ 18,350
                                           ========    ========    ========
Share Transactions:
I Shares
  Issued.................................     6,541       5,209       5,128
  Reinvested.............................       871          59          23
  Redeemed...............................    (5,921)     (1,664)     (3,302)
                                           --------    --------    --------
      Change in I Shares Transactions....     1,491       3,604       1,849
                                           --------    --------    --------
A Shares(1)
  Issued.................................       107         153          75
  Reinvested.............................        15           1          --
  Redeemed...............................       (77)        (69)        (19)
                                           --------    --------    --------
      Change in A Shares Transactions....        45          85          56
                                           --------    --------    --------
C Shares
  Issued.................................        27          82         364
  Reinvested.............................        48           3          --
  Redeemed...............................      (152)       (244)       (310)
                                           --------    --------    --------
      Change in C Shares Transactions....       (77)       (159)         54
                                           --------    --------    --------
Change in Share Transactions.............     1,459       3,530       1,959
                                           ========    ========    ========

(1) A Shares were offered beginning on October 27, 2003 for the Mid-Cap Value Equity Fund.

Amounts designated as "--" are either $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                      Quality Growth                          Small Cap
                                        Stock Fund                        Growth Stock Fund
                            ----------------------------------   ------------------------------------
                            04/01/05-    06/01/04-   06/01/03-   04/01/05-     06/01/04-    06/01/03-
                            03/31/06     03/31/05    05/31/04     03/31/06      03/31/05    05/31/04
                            ---------    ---------   ---------   ----------    ----------   ---------
Operations:
  Net Investment Income
    (Loss)................  $   (276)    $    187    $  (1,885)  $   (9,311)   $   (3,979)  $ (7,285)
  Net Realized Gain on
    Investments Sold......    17,605       26,996       31,183      129,014       105,648    145,086
  Net Change in Unrealized
    Appreciation
    (Depreciation) on
    Investments...........    (7,295)     (21,017)       2,584      224,874       (13,579)    80,171
                            --------     --------    ---------   ----------    ----------   --------
  Change in Net Assets
    from Operations.......    10,034        6,166       31,882      344,577        88,090    217,972
                            --------     --------    ---------   ----------    ----------   --------
Dividends and
  Distributions to
  Shareholders:
  Net Investment Income:
    I Shares..............      (463)        (178)          --           --            --         --
    A Shares..............        (2)          (1)          --           --            --         --
    C Shares..............       (64)          --           --           --            --         --
  Net Realized Gains:
    I Shares..............        --           --           --     (105,684)      (95,566)        --
    A Shares..............        --           --           --       (3,574)       (5,207)        --
    C Shares..............        --           --           --       (2,682)       (4,471)        --
                            --------     --------    ---------   ----------    ----------   --------
  Total Dividends and
    Distributions.........      (529)        (179)          --     (111,940)     (105,244)        --
                            --------     --------    ---------   ----------    ----------   --------
  Change in Net Assets
    from Capital
    Transactions..........   (53,743)(a)  (76,451)    (102,333)     490,131(b)    161,611     37,420
                            --------     --------    ---------   ----------    ----------   --------
    Change in Net Assets..   (44,238)     (70,464)     (70,451)     722,768       144,457    255,392
                            --------     --------    ---------   ----------    ----------   --------
Net Assets:
  Beginning of Period.....   167,599      238,063      308,514    1,015,051       870,594    615,202
                            --------     --------    ---------   ----------    ----------   --------
  End of Period...........  $123,361     $167,599    $ 238,063   $1,737,819    $1,015,051   $870,594
                            ========     ========    =========   ==========    ==========   ========
Accumulated Net Investment
  Income (Loss), End of
  Period..................  $     --     $    528    $  (1,149)  $       --    $       --   $     --
                            ========     ========    =========   ==========    ==========   ========

                                        Small Cap
                                    Value Equity Fund
                            ----------------------------------
                            04/01/05-    06/01/04-   06/01/03-
                            03/31/06     03/31/05    05/31/04
                            ---------    ---------   ---------
Operations:
  Net Investment Income
    (Loss)................  $   3,550    $  1,274    $  2,067
  Net Realized Gain on
    Investments Sold......    190,190      68,368      66,912
  Net Change in Unrealized
    Appreciation
    (Depreciation) on
    Investments...........     10,943      51,510     113,873
                            ---------    --------    --------
  Change in Net Assets
    from Operations.......    204,683     121,152     182,852
                            ---------    --------    --------
Dividends and
  Distributions to
  Shareholders:
  Net Investment Income:
    I Shares..............     (3,434)     (2,046)     (2,433)
    A Shares..............        (13)         (5)         --
    C Shares..............       (118)        (18)         (5)
  Net Realized Gains:
    I Shares..............   (142,285)    (54,153)         --
    A Shares..............       (974)       (303)         --
    C Shares..............     (8,202)     (3,428)         --
                            ---------    --------    --------
  Total Dividends and
    Distributions.........   (155,026)    (59,953)     (2,438)
                            ---------    --------    --------
  Change in Net Assets
    from Capital
    Transactions..........    (11,427)(a)  (18,862)       (99)
                            ---------    --------    --------
    Change in Net Assets..     38,230      42,337     180,315
                            ---------    --------    --------
Net Assets:
  Beginning of Period.....    775,184     732,847     552,532
                            ---------    --------    --------
  End of Period...........  $ 813,414    $775,184    $732,847
                            =========    ========    ========
Accumulated Net Investment
  Income (Loss), End of
  Period..................  $     273    $    288    $  1,083
                            =========    ========    ========

(a)Redemption fees have been rounded to $0.

(b)Includes redemption fees collected of $4.

Amounts designated as "--" are either $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                              Quality Growth                         Small Cap
                                                Stock Fund                       Growth Stock Fund
                                     ---------------------------------   ---------------------------------
                                     04/01/05-   06/01/04-   06/01/03-   04/01/05-   06/01/04-   06/01/03-
                                     03/31/06    03/31/05    05/31/04    03/31/06    03/31/05    05/31/04
                                     ---------   ---------   ---------   ---------   ---------   ---------
Capital Transactions:
I Shares
  Proceeds from Shares Issued......  $  7,349    $  3,796    $  10,614   $ 836,404   $ 280,968   $ 208,034
  Dividends Reinvested.............        68          26           --      86,652      70,587          --
  Cost of Shares Redeemed..........   (37,892)    (53,299)     (84,727)   (441,501)   (185,101)   (187,311)
                                     --------    --------    ---------   ---------   ---------   ---------
      Change in Net Assets from I
        Shares Transactions........  $(30,475)   $(49,477)   $ (74,113)  $ 481,555   $ 166,454   $  20,723
                                     --------    --------    ---------   ---------   ---------   ---------
A Shares(1)
  Proceeds from Shares Issued......  $    582    $    990    $     664   $  19,918   $  16,113   $  18,285
  Dividends Reinvested.............         1           1           --       3,405       5,004          --
  Cost of Shares Redeemed..........      (825)       (707)        (318)    (10,408)    (21,911)     (7,136)
                                     --------    --------    ---------   ---------   ---------   ---------
      Change in Net Assets from A
        Shares Transactions........  $   (242)   $    284    $     346   $  12,915   $    (794)  $  11,149
                                     --------    --------    ---------   ---------   ---------   ---------
C Shares
  Proceeds from Shares Issued......  $    550    $    694    $   4,890   $   2,166   $   2,010   $  14,012
  Dividends Reinvested.............        59          --           --       2,539       4,297          --
  Cost of Shares Redeemed..........   (23,635)    (27,952)     (33,456)     (9,044)    (10,356)     (8,464)
                                     --------    --------    ---------   ---------   ---------   ---------
      Change in Net Assets from C
        Shares Transactions........  $(23,026)   $(27,258)   $ (28,566)  $  (4,339)  $  (4,049)  $   5,548
                                     --------    --------    ---------   ---------   ---------   ---------
Change in Net Assets from Capital
  Transactions.....................  $(53,743)   $(76,451)   $(102,333)  $ 490,131   $ 161,611   $  37,420
                                     ========    ========    =========   =========   =========   =========
Share Transactions:
I Shares
  Issued...........................       290         161          474      38,694      13,718      11,405
  Reinvested.......................         3           1           --       4,066       3,464          --
  Redeemed.........................    (1,509)     (2,270)      (3,816)    (20,410)     (9,120)     (9,774)
                                     --------    --------    ---------   ---------   ---------   ---------
      Change in I Shares
        Transactions...............    (1,216)     (2,108)      (3,342)     22,350       8,062       1,631
                                     --------    --------    ---------   ---------   ---------   ---------
A Shares(1)
  Issued...........................        23          42           29         944         795         960
  Reinvested.......................        --          --           --         164         251          --
  Redeemed.........................       (33)        (30)         (13)       (498)     (1,092)       (381)
                                     --------    --------    ---------   ---------   ---------   ---------
      Change in A Shares
        Transactions...............       (10)         12           16         610         (46)        579
                                     --------    --------    ---------   ---------   ---------   ---------
C Shares
  Issued...........................        24          31          235         110         105         812
  Reinvested.......................         3          --           --         131         227          --
  Redeemed.........................    (1,016)     (1,253)      (1,562)       (466)       (540)       (467)
                                     --------    --------    ---------   ---------   ---------   ---------
      Change in C Shares
        Transactions...............      (989)     (1,222)      (1,327)       (225)       (208)        345
                                     --------    --------    ---------   ---------   ---------   ---------
Change in Share Transactions.......    (2,215)     (3,318)      (4,653)     22,735       7,808       2,555
                                     ========    ========    =========   =========   =========   =========

                                                 Small Cap
                                             Value Equity Fund
                                     ---------------------------------
                                     04/01/05-   06/01/04-   06/01/03-
                                     03/31/06    03/31/05    05/31/04
                                     ---------   ---------   ---------
Capital Transactions:
I Shares
  Proceeds from Shares Issued......  $ 173,077   $ 100,626   $ 194,843
  Dividends Reinvested.............    106,300      36,386       1,303
  Cost of Shares Redeemed..........   (290,041)   (149,795)   (200,738)
                                     ---------   ---------   ---------
      Change in Net Assets from I
        Shares Transactions........  $ (10,664)  $ (12,783)  $  (4,592)
                                     ---------   ---------   ---------
A Shares(1)
  Proceeds from Shares Issued......  $   1,825   $   4,273   $   5,183
  Dividends Reinvested.............        644         241          --
  Cost of Shares Redeemed..........     (2,054)     (4,286)     (1,130)
                                     ---------   ---------   ---------
      Change in Net Assets from A
        Shares Transactions........  $     415   $     228   $   4,053
                                     ---------   ---------   ---------
C Shares
  Proceeds from Shares Issued......  $     696   $     864   $  11,644
  Dividends Reinvested.............      7,953       3,288           5
  Cost of Shares Redeemed..........     (9,827)    (10,459)    (11,209)
                                     ---------   ---------   ---------
      Change in Net Assets from C
        Shares Transactions........  $  (1,178)  $  (6,307)  $     440
                                     ---------   ---------   ---------
Change in Net Assets from Capital
  Transactions.....................  $ (11,427)  $ (18,862)  $     (99)
                                     =========   =========   =========
Share Transactions:
I Shares
  Issued...........................      8,501       5,177      12,101
  Reinvested.......................      5,755       1,847          87
  Redeemed.........................    (14,423)     (7,794)    (12,580)
                                     ---------   ---------   ---------
      Change in I Shares
        Transactions...............       (167)       (770)       (392)
                                     ---------   ---------   ---------
A Shares(1)
  Issued...........................         89         219         290
  Reinvested.......................         35          12          --
  Redeemed.........................       (102)       (222)        (65)
                                     ---------   ---------   ---------
      Change in A Shares
        Transactions...............         22           9         225
                                     ---------   ---------   ---------
C Shares
  Issued...........................         35          45         759
  Reinvested.......................        442         170          --
  Redeemed.........................       (496)       (549)       (695)
                                     ---------   ---------   ---------
      Change in C Shares
        Transactions...............        (19)       (334)         64
                                     ---------   ---------   ---------
Change in Share Transactions.......       (164)     (1,095)       (103)
                                     =========   =========   =========

(1) A Shares were offered beginning on October 27, 2003 and October 9, 2003 for the Quality Growth Stock Fund and Small Cap Value Equity Fund, respectively.

Amounts designated as "--" are either $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                    Strategic Quantitative Equity Fund             Balanced Fund
                                    ----------------------------------   ----------------------------------
                                    04/01/05-   06/01/04-   08/07/03*-   04/01/05-    06/01/04-   06/01/03-
                                    03/31/06    03/31/05     05/31/04    03/31/06     03/31/05    05/31/04
                                    ---------   ---------   ----------   ---------    ---------   ---------
Operations:
  Net Investment Income (Loss)....  $     93     $  (143)    $   (90)    $   3,022    $  3,638    $  4,071
  Capital Gain Received from
    Investments in Affiliated
    Investment Companies..........        --          --          --            --          --          --
  Net Realized Gain on Investments
    Sold..........................    10,158      11,057       3,973         9,135       8,294      26,469
  Net Change in Unrealized
    Appreciation (Depreciation) on
    Investments...................     9,471       1,327       3,104        (2,870)     (2,297)    (17,586)
  Net Increase from Payments by
    Affiliates....................        --          --          --            71          --          --
                                    --------     -------     -------     ---------    --------    --------
  Change in Net Assets from
    Operations....................    19,722      12,241       6,987         9,358       9,635      12,954
                                    --------     -------     -------     ---------    --------    --------
Dividends and Distributions to
  Shareholders:
  Net Investment Income:
    I Shares......................       (60)         --          --        (2,575)     (3,918)     (3,826)
    A Shares......................        --          --          --          (101)       (130)       (114)
    C Shares......................        --          --          --          (312)       (382)       (403)
    B Shares......................
  Net Realized Gains:
    I Shares......................   (12,525)     (4,730)       (972)       (8,598)     (2,083)         --
    A Shares......................       (77)        (16)         (1)         (380)        (83)         --
    C Shares......................      (118)        (90)        (21)       (2,237)       (485)         --
    B Shares......................
                                    --------     -------     -------     ---------    --------    --------
  Total Dividends and
    Distributions.................   (12,780)     (4,836)       (994)      (14,203)(a)   (7,081)    (4,343)
                                    --------     -------     -------     ---------    --------    --------
  Change in Net Assets from
    Capital Transactions..........   185,415      19,124      62,547      (139,394)    (70,534)      5,441
                                    --------     -------     -------     ---------    --------    --------
    Change in Net Assets..........   192,357      26,529      68,540      (144,239)    (67,980)     14,052
                                    --------     -------     -------     ---------    --------    --------
Net Assets:
  Beginning of Period.............    95,069      68,540          --       250,399     318,379     304,327
                                    --------     -------     -------     ---------    --------    --------
  End of Period...................  $287,426     $95,069     $68,540     $ 106,160    $250,399    $318,379
                                    ========     =======     =======     =========    ========    ========
Accumulated Net Investment Income
  (Loss), End of Period...........  $     14     $   (19)    $   (18)    $     189    $    149    $    893
                                    ========     =======     =======     =========    ========    ========

                                     Life Vision Aggressive Growth Fund
                                    ------------------------------------
                                    04/01/05-    06/01/04-    06/01/03-
                                     03/31/06     03/31/05     05/31/04
                                    ----------   ----------   ----------
Operations:
  Net Investment Income (Loss)....   $   650      $   484      $   124
  Capital Gain Received from
    Investments in Affiliated
    Investment Companies..........     1,091          534           --
  Net Realized Gain on Investments
    Sold..........................       959          478          325
  Net Change in Unrealized
    Appreciation (Depreciation) on
    Investments...................     4,463        2,602        6,169
  Net Increase from Payments by
    Affiliates....................        --           --           --
                                     -------      -------      -------
  Change in Net Assets from
    Operations....................     7,163        4,098        6,618
                                     -------      -------      -------
Dividends and Distributions to
  Shareholders:
  Net Investment Income:
    I Shares......................      (583)        (447)        (120)
    A Shares......................       (22)         (15)          --
    C Shares......................        (5)          --
    B Shares......................       (42)         (29)          (4)
  Net Realized Gains:                                              (12)
    I Shares......................      (519)          --           --
    A Shares......................       (26)          --           --
    C Shares......................        (8)          --           --
    B Shares......................       (64)          --           --
                                     -------      -------      -------
  Total Dividends and
    Distributions.................    (1,269)        (491)        (136)
                                     -------      -------      -------
  Change in Net Assets from
    Capital Transactions..........     5,577        3,506        7,487
                                     -------      -------      -------
    Change in Net Assets..........    11,471        7,113       13,969
                                     -------      -------      -------
Net Assets:
  Beginning of Period.............    50,815       43,702       29,733
                                     -------      -------      -------
  End of Period...................   $62,286      $50,815      $43,702
                                     =======      =======      =======
Accumulated Net Investment Income
  (Loss), End of Period...........   $     1      $     1      $    --
                                     =======      =======      =======

*  Commencement of operations.

(a)Redemption fees have been rounded to $0.

Amounts designated as "--" are either $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                                   Strategic Quantitative
                                                        Equity Fund                         Balanced Fund
                                             ----------------------------------   ---------------------------------
                                             04/01/05-   06/01/04-   08/07/03*-   04/01/05-   06/01/04-   06/01/03-
                                             03/31/06    03/31/05     05/31/04    03/31/06    03/31/05    05/31/04
                                             ---------   ---------   ----------   ---------   ---------   ---------
Capital Transactions:
I Shares
  Proceeds from Shares Issued..............  $220,812    $ 30,156     $63,961     $  30,214   $ 35,927    $ 70,058
  Dividends Reinvested.....................     4,633       2,338         655        10,973      5,707       3,612
  Cost of Shares Redeemed..................   (40,814)    (13,347)     (3,492)     (163,733)   (91,992)    (64,462)
                                             --------    --------     -------     ---------   --------    --------
      Change in Net Assets from I Shares
        Transactions.......................  $184,631    $ 19,147     $60,854     $(122,546)  $(50,358)   $  9,208
                                             --------    --------     -------     ---------   --------    --------
A Shares(1)
  Proceeds from Shares Issued..............  $    904    $    226     $   156     $     259   $    958    $  2,139
  Dividends Reinvested.....................        68          12           1           473        211         112
  Cost of Shares Redeemed..................      (212)         (9)         (3)       (3,423)    (1,437)     (1,862)
                                             --------    --------     -------     ---------   --------    --------
      Change in Net Assets from A Shares
        Transactions.......................  $    760    $    229     $   154     $  (2,691)  $   (268)   $    389
                                             --------    --------     -------     ---------   --------    --------
C Shares(2)
  Proceeds from Shares Issued..............  $    467    $    139     $ 1,627     $     816   $  1,374    $ 18,913
  Dividends Reinvested.....................       111          79          19         2,443        826         376
  Cost of Shares Redeemed..................      (554)       (470)       (107)      (17,416)   (22,108)    (23,445)
                                             --------    --------     -------     ---------   --------    --------
      Change in Net Assets from C Shares
        Transactions.......................  $     24    $   (252)    $ 1,539     $ (14,157)  $(19,908)   $ (4,156)
                                             --------    --------     -------     ---------   --------    --------
B Shares
  Proceeds from Shares Issued..............
  Dividends Reinvested.....................
  Cost of Shares Redeemed..................
      Change in Net Assets from B Shares
        Transactions.......................
Change in Net Assets from Capital
  Transactions.............................  $185,415    $ 19,124     $62,547     $(139,394)  $(70,534)   $  5,441
                                             ========    ========     =======     =========   ========    ========
Share Transactions:
I Shares
  Issued...................................    16,302       2,392       5,767         2,483      2,927       5,833
  Reinvested...............................       353         182          58           923        459         299
  Redeemed.................................    (2,988)     (1,068)       (296)      (13,467)    (7,420)     (5,342)
                                             --------    --------     -------     ---------   --------    --------
      Change in I Shares Transactions......    13,667       1,506       5,529       (10,061)    (4,034)        790
                                             --------    --------     -------     ---------   --------    --------
A Shares(1)
  Issued...................................        67          18          13            21         78         176
  Reinvested...............................         5           1          --            40         17           9
  Redeemed.................................       (16)         (1)         --          (278)      (116)       (152)
                                             --------    --------     -------     ---------   --------    --------
      Change in A Shares Transactions......        56          18          13          (217)       (21)         33
                                             --------    --------     -------     ---------   --------    --------
C Shares(2)
  Issued...................................        35          12         138            67        112       1,596
  Reinvested...............................         9           6           2           208         67          31
  Redeemed.................................       (42)        (37)         (9)       (1,441)    (1,806)     (1,944)
                                             --------    --------     -------     ---------   --------    --------
      Change in C Shares Transactions......         2         (19)        131        (1,166)    (1,627)       (317)
                                             --------    --------     -------     ---------   --------    --------
B Shares
  Issued...................................
  Reinvested...............................
  Redeemed.................................
      Change from B Shares Transactions....
Change in Share Transactions...............    13,725       1,505       5,673       (11,444)    (5,682)        506
                                             ========    ========     =======     =========   ========    ========

                                                        Life Vision
                                                  Aggressive Growth Fund
                                             ---------------------------------
                                             04/01/05-   06/01/04-   06/01/03-
                                             03/31/06    03/31/05    05/31/04
                                             ---------   ---------   ---------
Capital Transactions:
I Shares
  Proceeds from Shares Issued..............  $ 15,960     $ 8,047     $ 8,576
  Dividends Reinvested.....................     1,089         445         132
  Cost of Shares Redeemed..................   (12,553)     (6,786)     (4,939)
                                             --------     -------     -------
      Change in Net Assets from I Shares
        Transactions.......................  $  4,496     $ 1,706     $ 3,769
                                             --------     -------     -------
A Shares(1)
  Proceeds from Shares Issued..............  $    957     $ 1,337     $   858
  Dividends Reinvested.....................        46          15          --
  Cost of Shares Redeemed..................      (711)       (254)         --
                                             --------     -------     -------
      Change in Net Assets from A Shares
        Transactions.......................  $    292     $ 1,098     $   858
                                             --------     -------     -------
C Shares(2)
  Proceeds from Shares Issued..............  $  1,184
  Dividends Reinvested.....................        13
  Cost of Shares Redeemed..................      (120)
                                             --------
      Change in Net Assets from C Shares
        Transactions.......................  $  1,077
                                             --------
B Shares
  Proceeds from Shares Issued..............  $    401     $   994     $ 3,147
  Dividends Reinvested.....................       104          29           4
  Cost of Shares Redeemed..................      (793)       (321)       (291)
                                             --------     -------     -------
      Change in Net Assets from B Shares
        Transactions.......................  $   (288)    $   702     $ 2,860
                                             --------     -------     -------
Change in Net Assets from Capital
  Transactions.............................  $  5,577     $ 3,506     $ 7,487
                                             ========     =======     =======
Share Transactions:
I Shares
  Issued...................................     1,378         751         894
  Reinvested...............................        92          40          14
  Redeemed.................................    (1,098)       (636)       (509)
                                             --------     -------     -------
      Change in I Shares Transactions......       372         155         399
                                             --------     -------     -------
A Shares(1)
  Issued...................................        84         126          85
  Reinvested...............................         4           1          --
  Redeemed.................................       (63)        (24)         --
                                             --------     -------     -------
      Change in A Shares Transactions......        25         103          85
                                             --------     -------     -------
C Shares(2)
  Issued...................................       102
  Reinvested...............................         1
  Redeemed.................................       (10)
                                             --------
      Change in C Shares Transactions......        93
                                             --------
B Shares
  Issued...................................        36          95         334
  Reinvested...............................         9           3           1
  Redeemed.................................       (69)        (31)        (29)
                                             --------     -------     -------
      Change from B Shares Transactions....       (24)         67         306
                                             --------     -------     -------
Change in Share Transactions...............       466         325         790
                                             ========     =======     =======

* Commencement of operations.

(1) A Shares were offered beginning on October 8, 2003 and October 16, 2003 for the Strategic Quantitative Equity Fund and Life Vision Aggressive Growth Fund, respectively.

(2) C Shares were offered beginning on October 13, 2003 and April 1, 2005 for the Strategic Quantitative Equity Fund and Life Vision Aggressive Growth Fund, respectively.

Amounts designated as "--" are either $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                        Life Vision Conservative Fund      Life Vision Growth and Income Fund
                                      ---------------------------------   ------------------------------------
                                      04/01/05-   06/01/04-   06/01/03-   04/01/05-    06/01/04-    06/01/03-
                                      03/31/06    03/31/05    05/31/04     03/31/06     03/31/05     05/31/04
                                      ---------   ---------   ---------   ----------   ----------   ----------
Operations:
  Net Investment Income.............   $   262     $  114      $   61      $  2,089     $  1,426     $ 1,051
  Capital Gain Received from
    Investments in Affiliated
    Investment Companies............        67         31           1         1,834          873           8
  Net Realized Gain on Investments
    Sold............................        28         22           9         1,961        1,933       2,565
  Net Change in Unrealized
    Appreciation (Depreciation) on
    Investments.....................        20         93          95         6,195        3,161       8,207
                                       -------     ------      ------      --------     --------     -------
  Change in Net Assets from
    Operations......................       377        260         166        12,079        7,393      11,831
                                       -------     ------      ------      --------     --------     -------
Dividends and Distributions to
  Shareholders:
  Net Investment Income:
    I Shares........................       (74)        (6)         --        (1,750)      (1,371)       (972)
    A Shares........................       (36)       (10)         (3)          (83)         (37)         (5)
    C Shares........................       (17)        --          --           (21)          --          --
    B Shares........................      (128)      (106)        (47)         (204)        (142)        (58)
  Net Realized Gains:
    I Shares........................       (14)        (1)         --            --           --          --
    A Shares........................        (7)        (1)         --            --           --          --
    C Shares........................        (4)        --          --            --           --          --
    B Shares........................       (29)       (19)         --            --           --          --
                                       -------     ------      ------      --------     --------     -------
  Total Dividends and
    Distributions...................      (309)      (143)        (50)       (2,058)      (1,550)     (1,035)
                                       -------     ------      ------      --------     --------     -------
  Change in Net Assets from Capital
    Transactions....................     3,691      1,022       4,600         6,593(a)    12,324      17,307
                                       -------     ------      ------      --------     --------     -------
    Change in Net Assets............     3,759      1,139       4,716        16,614       18,167      28,103
                                       -------     ------      ------      --------     --------     -------
Net Assets:
  Beginning of Period...............     6,655      5,516         800       107,736       89,569      61,466
                                       -------     ------      ------      --------     --------     -------
  End of Period.....................   $10,414     $6,655      $5,516      $124,350     $107,736     $89,569
                                       =======     ======      ======      ========     ========     =======
Accumulated Net Investment Income,
  End of Period.....................   $    11     $    4      $   12      $     40     $      9     $   133
                                       =======     ======      ======      ========     ========     =======

                                      Life Vision Moderate Growth Fund
                                      ---------------------------------
                                      04/01/05-   06/01/04-   06/01/03-
                                      03/31/06    03/31/05    05/31/04
                                      ---------   ---------   ---------
Operations:
  Net Investment Income.............  $  4,178    $  2,791    $  1,907
  Capital Gain Received from
    Investments in Affiliated
    Investment Companies............     1,945       1,309          12
  Net Realized Gain on Investments
    Sold............................     3,257       4,204       2,529
  Net Change in Unrealized
    Appreciation (Depreciation) on
    Investments.....................     3,923       1,375       9,804
                                      --------    --------    --------
  Change in Net Assets from
    Operations......................    13,303       9,679      14,252
                                      --------    --------    --------
Dividends and Distributions to
  Shareholders:
  Net Investment Income:
    I Shares........................    (3,669)     (2,776)     (1,737)
    A Shares........................      (157)       (102)        (19)
    C Shares........................       (20)         --          --
    B Shares........................      (266)       (203)        (90)
  Net Realized Gains:
    I Shares........................    (3,087)       (682)         --
    A Shares........................      (163)        (26)         --
    C Shares........................       (26)         --          --
    B Shares........................      (315)        (71)         --
                                      --------    --------    --------
  Total Dividends and
    Distributions...................    (7,703)     (3,860)     (1,846)
                                      --------    --------    --------
  Change in Net Assets from Capital
    Transactions....................    18,789(a)   11,225      29,617
                                      --------    --------    --------
    Change in Net Assets............    24,389      17,044      42,023
                                      --------    --------    --------
Net Assets:
  Beginning of Period...............   155,480     138,436      96,413
                                      --------    --------    --------
  End of Period.....................  $179,869    $155,480    $138,436
                                      ========    ========    ========
Accumulated Net Investment Income,
  End of Period.....................  $    116    $     50    $    340
                                      ========    ========    ========

(a)Redemption fees have been rounded to $0.

Amounts designated as "--" are either $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                                          Life Vision                     Life Vision Growth
                                                       Conservative Fund                    and Income Fund
                                               ---------------------------------   ---------------------------------
                                               04/01/05-   06/01/04-   06/01/03-   04/01/05-   06/01/04-   06/01/03-
                                               03/31/06    03/31/05    05/31/04    03/31/06    03/31/05    05/31/04
                                               ---------   ---------   ---------   ---------   ---------   ---------
Capital Transactions:
I Shares(1)
  Proceeds from Shares Issued................   $3,189      $  555      $    30    $ 28,839    $ 17,841    $ 22,469
  Dividends Reinvested.......................       84           6           --       1,747       1,371         971
  Cost of Shares Redeemed....................     (613)       (176)          --     (28,075)    (11,550)    (17,771)
                                                ------      ------      -------    --------    --------    --------
      Change in Net Assets from I Shares
        Transactions.........................   $2,660      $  385      $    30    $  2,511    $  7,662    $  5,669
                                                ------      ------      -------    --------    --------    --------
A Shares(2)
  Proceeds from Shares Issued................   $  717      $  302      $   485    $  2,726    $  2,267    $  1,432
  Dividends Reinvested.......................       34           7            2          82          37           5
  Cost of Shares Redeemed....................      (42)       (185)         (10)     (1,078)       (316)        (24)
                                                ------      ------      -------    --------    --------    --------
      Change in Net Assets from A Shares
        Transactions.........................   $  709      $  124      $   477    $  1,730    $  1,988    $  1,413
                                                ------      ------      -------    --------    --------    --------
C Shares(3)
  Proceeds from Shares Issued................   $  930                             $  3,013
  Dividends Reinvested.......................       18                                   20
  Cost of Shares Redeemed....................     (115)                                (342)
                                                ------                             --------
      Change in Net Assets from C Shares
        Transactions.........................   $  833                             $  2,691
                                                ------                             --------
B Shares
  Proceeds from Shares Issued................   $  120      $  611      $ 4,680    $  1,586    $  4,275    $ 10,738
  Dividends Reinvested.......................      133         106           40         193         134          54
  Cost of Shares Redeemed....................     (764)       (204)        (627)     (2,118)     (1,735)       (567)
                                                ------      ------      -------    --------    --------    --------
      Change in Net Assets from B Shares
        Transactions.........................   $ (511)     $  513      $ 4,093    $   (339)   $  2,674    $ 10,225
                                                ------      ------      -------    --------    --------    --------
Change in Net Assets from Capital
  Transactions...............................   $3,691      $1,022      $ 4,600    $  6,593    $ 12,324    $ 17,307
                                                ======      ======      =======    ========    ========    ========
Share Transactions:
I Shares(1)
  Issued.....................................      284          49            3       2,447       1,614       2,228
  Reinvested.................................        8           1           --         146         122          95
  Redeemed...................................      (55)        (16)          --      (2,382)     (1,041)     (1,716)
                                                ------      ------      -------    --------    --------    --------
      Change in I Shares Transactions........      237          34            3         211         695         607
                                                ------      ------      -------    --------    --------    --------
A Shares(2)
  Issued.....................................       64          27           45         232         206         135
  Reinvested.................................        3           1           --           7           3          --
  Redeemed...................................       (4)        (17)          (1)        (91)        (28)         (2)
                                                ------      ------      -------    --------    --------    --------
      Change in A Shares Transactions........       63          11           44         148         181         133
                                                ------      ------      -------    --------    --------    --------
C Shares(3)
  Issued.....................................       83                                  254
  Reinvested.................................        2                                    2
  Redeemed...................................      (10)                                 (28)
                                                ------                             --------
      Change in C Shares Transactions........       75                                  228
                                                ------                             --------
B Shares
  Issued.....................................       11          56          438         138         390       1,049
  Reinvested.................................       12          10            4          16          12           5
  Redeemed...................................      (68)        (19)         (58)       (179)       (157)        (54)
                                                ------      ------      -------    --------    --------    --------
      Change from B Shares Transactions......      (45)         47          384         (25)        245       1,000
                                                ------      ------      -------    --------    --------    --------
Change in Share Transactions.................      330          92          431         562       1,121       1,740
                                                ======      ======      =======    ========    ========    ========

                                                          Life Vision
                                                     Moderate Growth Fund
                                               ---------------------------------
                                               04/01/05-   06/01/04-   06/01/03-
                                               03/31/06    03/31/05    05/31/04
                                               ---------   ---------   ---------
Capital Transactions:
I Shares(1)
  Proceeds from Shares Issued................  $ 52,916    $ 29,536    $ 45,870
  Dividends Reinvested.......................     6,685       3,448       1,730
  Cost of Shares Redeemed....................   (38,674)    (27,216)    (31,191)
                                               --------    --------    --------
      Change in Net Assets from I Shares
        Transactions.........................  $ 20,927    $  5,768    $ 16,409
                                               --------    --------    --------
A Shares(2)
  Proceeds from Shares Issued................  $  2,619    $  4,620    $  4,397
  Dividends Reinvested.......................       311         124          18
  Cost of Shares Redeemed....................    (5,501)       (247)       (898)
                                               --------    --------    --------
      Change in Net Assets from A Shares
        Transactions.........................  $ (2,571)   $  4,497    $  3,517
                                               --------    --------    --------
C Shares(3)
  Proceeds from Shares Issued................  $  1,691
  Dividends Reinvested.......................        43
  Cost of Shares Redeemed....................       (92)
                                               --------
      Change in Net Assets from C Shares
        Transactions.........................  $  1,642
                                               --------
B Shares
  Proceeds from Shares Issued................  $    620    $  1,819    $ 10,808
  Dividends Reinvested.......................       561         265          87
  Cost of Shares Redeemed....................    (2,390)     (1,124)     (1,204)
                                               --------    --------    --------
      Change in Net Assets from B Shares
        Transactions.........................  $ (1,209)   $    960    $  9,691
                                               --------    --------    --------
Change in Net Assets from Capital
  Transactions...............................  $ 18,789    $ 11,225    $ 29,617
                                               ========    ========    ========
Share Transactions:
I Shares(1)
  Issued.....................................     4,953       2,836       4,736
  Reinvested.................................       625         330         179
  Redeemed...................................    (3,619)     (2,620)     (3,218)
                                               --------    --------    --------
      Change in I Shares Transactions........     1,959         546       1,697
                                               --------    --------    --------
A Shares(2)
  Issued.....................................       246         439         440
  Reinvested.................................        29          12           2
  Redeemed...................................      (517)        (24)        (90)
                                               --------    --------    --------
      Change in A Shares Transactions........      (242)        427         352
                                               --------    --------    --------
C Shares(3)
  Issued.....................................       160
  Reinvested.................................         4
  Redeemed...................................        (9)
                                               --------
      Change in C Shares Transactions........       155
                                               --------
B Shares
  Issued.....................................        59         179       1,135
  Reinvested.................................        53          25           9
  Redeemed...................................      (226)       (109)       (123)
                                               --------    --------    --------
      Change from B Shares Transactions......      (114)         95       1,021
                                               --------    --------    --------
Change in Share Transactions.................     1,758       1,068       3,070
                                               ========    ========    ========

(1) I Shares were offered beginning on November 6, 2003 for the Life Vision Conservative Fund.

(2) A Shares were offered beginning on November 11, 2003, November 5, 2003 and October 10, 2003 for the Life Vision Conservative Fund, Life Vision Growth and Income Fund and Life Vision Moderate Growth Fund, respectively.

(3) C Shares were offered beginning on April 1, 2005 for the Life Vision Conservative Fund, the Life Vision Growth and Income Fund and Life Vision Moderate Growth Fund.

Amounts designated as "--" are either $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                                              Life Vision Target   Life Vision Target   Life Vision Target
                                                                Date 2015 Fund       Date 2025 Fund       Date 2035 Fund
                                                              ------------------   ------------------   ------------------
                                                                  10/12/05-*           10/21/05-*           11/02/05-*
                                                                   03/31/06             03/31/06             03/31/06
                                                              ------------------   ------------------   ------------------
Operations:
  Net Investment Income.....................................         $  3                $    3                $  3
  Capital Gain Received from Investments in Affiliated
    Investment Companies....................................            3                     2                   4
  Net Realized Gain on Investments Sold.....................           --                    --                   1
  Net Change in Unrealized Appreciation on Investments......           11                    18                  17
                                                                     ----                ------                ----
  Change in Net Assets from Operations......................           17                    23                  25
                                                                     ----                ------                ----
Dividends and Distributions to Shareholders:
  Net Investment Income:
    I Shares................................................           (2)                   (2)                 (3)
                                                                     ----                ------                ----
  Total Dividends and Distributions.........................           (2)                   (2)                 (3)
                                                                     ----                ------                ----
  Change in Net Assets from Capital Transactions............          255                 1,089                 568
                                                                     ----                ------                ----
    Change in Net Assets....................................          270                 1,110                 590
                                                                     ----                ------                ----
Net Assets:
  Beginning of Period.......................................           --                    --                  --
                                                                     ----                ------                ----
  End of Period.............................................         $270                $1,110                $590
                                                                     ====                ======                ====
Accumulated Net Investment Income (Loss), End of Period.....         $  1                $    1                $ --
                                                                     ====                ======                ====

*  Commencement of operations.

Amounts designated as "--" are either $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                                               Life Vision Target   Life Vision Target   Life Vision Target
                                                                 Date 2015 Fund       Date 2025 Fund       Date 2035 Fund
                                                               ------------------   ------------------   ------------------
                                                                   10/12/05*-           10/21/05*-           11/02/05*-
                                                                    03/31/06             03/31/06             03/31/06
                                                               ------------------   ------------------   ------------------
Capital Transactions
I Shares
  Proceeds from Shares Issued...............................          $255                $1,096                $634
  Dividends Reinvested......................................             2                     2                   3
  Cost of Shares Redeemed...................................            (2)                   (9)                (69)
                                                                      ----                ------                ----
      Change in Net Assets from I Shares Transactions.......          $255                $1,089                $568
                                                                      ----                ------                ----
Change in Net Assets from Capital Transactions..............          $255                $1,089                $568
                                                                      ====                ======                ====
Share Transactions:
I Shares
  Issued....................................................            25                   101                  61
  Reinvested................................................            --                    --                  --
  Redeemed..................................................            --                    (1)                 (7)
                                                                      ----                ------                ----
      Change in I Shares Transactions.......................            25                   100                  54
                                                                      ----                ------                ----
Change in Share Transactions................................            25                   100                  54
                                                                      ====                ======                ====

* Commencement of operations.

Amounts designated as "--" are either $0 or have been rounded to $0.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

                                                              Net
                                                           Realized
                                                              and                        Dividends    Distributions
                                 Net Asset      Net       Unrealized                        from          from            Total
                                  Value,     Investment      Gains                          Net         Realized        Dividends
                                 Beginning     Income     (Losses) on       Total From   Investment      Capital           and
                                 of Period     (Loss)     Investments       Operations     Income         Gains       Distributions
                                 ---------   ----------   -----------       ----------   ----------   -------------   -------------
AGGRESSIVE GROWTH STOCK FUND
I Shares
 Year Ended March 31, 2006        $ 9.89       $(0.07)(a)   $ 2.42(a)         $ 2.35       $   --*       $   --          $   --*
 Period Ended March 31, 2005       10.00        (0.06)(a)    (0.05)(a)         (0.11)          --            --              --
 Period Ended May 31, 2004(b)      10.00        (0.02)(a)     0.02(a)             --           --            --              --
A Shares
 Year Ended March 31, 2006          9.84        (0.10)(a)     2.42(a)           2.32           --            --              --
 Period Ended March 31, 2005        9.99        (0.09)(a)    (0.06)(a)         (0.15)          --            --              --
 Period Ended May 31, 2004(b)      10.00        (0.03)(a)     0.02(a)          (0.01)          --            --              --
C Shares
 Year Ended March 31, 2006          9.78        (0.17)(a)     2.39(a)           2.22           --            --              --
 Period Ended March 31, 2005        9.97        (0.15)(a)    (0.04)(a)         (0.19)          --            --              --
 Period Ended May 31, 2004(b)      10.00        (0.04)(a)     0.01(a)          (0.03)          --            --              --
CAPITAL APPRECIATION FUND
I Shares
 Year Ended March 31, 2006         12.22         0.03(a)      0.86(a)           0.89        (0.02)        (0.26)          (0.28)
 Period Ended March 31, 2005       12.33         0.03(a)      0.07(a)           0.10        (0.03)        (0.18)          (0.21)
 Year Ended May 31, 2004           11.02        (0.03)(a)     1.34(a)           1.31           --            --              --
 Year Ended May 31, 2003           12.24        (0.03)(a)    (1.19)(a)         (1.22)          --            --              --
 Year Ended May 31, 2002           13.89           --        (1.53)            (1.53)          --         (0.12)          (0.12)
 Year Ended May 31, 2001           17.12        (0.05)       (0.38)            (0.43)          --         (2.80)          (2.80)
A Shares
 Year Ended March 31, 2006         11.66        (0.03)(a)     0.83(a)           0.80           --         (0.26)          (0.26)
 Period Ended March 31, 2005       11.82        (0.04)(a)     0.06(a)           0.02           --         (0.18)          (0.18)
 Year Ended May 31, 2004           10.63        (0.10)(a)     1.29(a)           1.19           --            --              --
 Year Ended May 31, 2003           11.89        (0.10)(a)    (1.16)(a)         (1.26)          --            --              --
 Year Ended May 31, 2002           13.59        (0.10)       (1.48)            (1.58)          --         (0.12)          (0.12)
 Year Ended May 31, 2001           16.91        (0.14)       (0.38)            (0.52)          --         (2.80)          (2.80)
C Shares
 Year Ended March 31, 2006         11.04        (0.09)(a)     0.77(a)           0.68           --         (0.26)          (0.26)
 Period Ended March 31, 2005       11.22        (0.07)(a)     0.07(a)             --           --         (0.18)          (0.18)
 Year Ended May 31, 2004           10.15        (0.15)(a)     1.22(a)           1.07           --            --              --
 Year Ended May 31, 2003           11.40        (0.14)(a)    (1.11)(a)         (1.25)          --            --              --
 Year Ended May 31, 2002           13.09        (0.06)       (1.51)            (1.57)          --         (0.12)          (0.12)
 Year Ended May 31, 2001           16.45        (0.16)       (0.40)            (0.56)          --         (2.80)          (2.80)
EMERGING GROWTH STOCK FUND
I Shares
 Year Ended March 31, 2006          9.38        (0.09)(a)     3.54(a)           3.45           --            --              --
 Period Ended March 31, 2005        9.60        (0.08)(a)    (0.14)(a)         (0.22)          --            --              --
 Period Ended May 31, 2004(b)      10.00        (0.03)(a)    (0.37)(a)         (0.40)          --            --              --

                                                                                                Ratio of
                                                                                Ratio of       Expenses to
                                                                    Ratio of       Net           Average
                                                                      Net      Investment      Net Assets
                                   Net                              Expenses     Income        (Excluding
                                  Asset                                to       (Loss) to       Waivers,
                                  Value,             Net Assets,    Average      Average     Reimbursements    Portfolio
                                  End of    Total       End of        Net          Net         and Expense     Turnover
                                  Period   Return+   Period (000)   Assets++    Assets++        Offset)++        Rate
                                  ------   -------   ------------   --------   -----------   ---------------   ---------
AGGRESSIVE GROWTH STOCK FUND
I Shares
 Year Ended March 31, 2006        $12.24    23.77%    $  254,412      1.19%       (0.61)%          1.23%           30%
 Period Ended March 31, 2005        9.89    (1.10)        58,988      1.22        (0.79)           1.45            42
 Period Ended May 31, 2004(b)      10.00       --         20,501      1.22        (0.74)           1.61             2
A Shares
 Year Ended March 31, 2006         12.16    23.58            331      1.50        (0.94)           1.55            30
 Period Ended March 31, 2005        9.84    (1.50)           140      1.58        (1.14)           5.56            42
 Period Ended May 31, 2004(b)       9.99    (0.10)            49      1.65        (1.25)          11.29+++          2
C Shares
 Year Ended March 31, 2006         12.00    22.70          5,223      2.17        (1.63)           2.27            30
 Period Ended March 31, 2005        9.78    (1.91)         5,795      2.19        (1.75)           2.56            42
 Period Ended May 31, 2004(b)       9.97    (0.30)            65      2.10        (1.69)           8.78+++          2
CAPITAL APPRECIATION FUND
I Shares
 Year Ended March 31, 2006         12.83     7.33      1,296,236      1.06         0.22            1.07            74
 Period Ended March 31, 2005       12.22     0.76      1,493,213      1.19         0.31            1.21            72
 Year Ended May 31, 2004           12.33    11.89      1,248,636      1.23        (0.25)           1.24           106
 Year Ended May 31, 2003           11.02    (9.97)     1,090,549      1.22        (0.32)           1.24            69
 Year Ended May 31, 2002           12.24   (11.06)     1,204,445      1.22        (0.54)           1.24            75
 Year Ended May 31, 2001           13.89    (3.74)     1,177,933      1.21        (0.29)           1.24            75
A Shares
 Year Ended March 31, 2006         12.20     6.97        104,733      1.50        (0.22)           1.50            74
 Period Ended March 31, 2005       11.66     0.15        126,895      1.86        (0.38)           1.90            72
 Year Ended May 31, 2004           11.82    11.19        145,883      1.88        (0.91)           2.00           106
 Year Ended May 31, 2003           10.63   (10.60)       141,488      1.88        (0.98)           2.00            69
 Year Ended May 31, 2002           11.89   (11.68)       163,155      1.88        (1.20)           1.99            75
 Year Ended May 31, 2001           13.59    (4.38)       202,548      1.86        (0.94)           1.99            75
C Shares
 Year Ended March 31, 2006         11.46     6.27         51,883      2.07        (0.79)           2.08            74
 Period Ended March 31, 2005       11.04    (0.02)        75,786      2.21        (0.74)           2.24            72
 Year Ended May 31, 2004           11.22    10.54        100,472      2.35        (1.38)           2.43           106
 Year Ended May 31, 2003           10.15   (10.96)        94,505      2.35        (1.45)           2.45            69
 Year Ended May 31, 2002           11.40   (12.05)       110,923      2.35        (1.67)           2.39            75
 Year Ended May 31, 2001           13.09    (4.79)       112,497      2.33        (1.41)           2.39            75
EMERGING GROWTH STOCK FUND
I Shares
 Year Ended March 31, 2006         12.83    36.78         48,369      1.20        (0.84)           1.24           107
 Period Ended March 31, 2005        9.38    (2.29)        20,494      1.23        (1.03)           1.51            64
 Period Ended May 31, 2004(b)       9.60    (4.00)        12,891      1.22        (1.04)           1.69            11

      See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.


                                                              Net
                                                           Realized
                                                              and                        Dividends    Distributions
                                 Net Asset      Net       Unrealized                        from          from            Total
                                  Value,     Investment      Gains                          Net         Realized        Dividends
                                 Beginning     Income     (Losses) on       Total From   Investment      Capital           and
                                 of Period     (Loss)     Investments       Operations     Income         Gains       Distributions
                                 ---------   ----------   -----------       ----------   ----------   -------------   -------------
EMERGING GROWTH STOCK FUND
A Shares
 Year Ended March 31, 2006        $ 9.34       $(0.13)(a)   $ 3.53(a)         $ 3.40       $   --        $   --          $   --
 Period Ended March 31, 2005        9.59        (0.11)(a)    (0.14)(a)         (0.25)          --            --              --
 Period Ended May 31, 2004(b)      10.00        (0.04)(a)    (0.37)(a)         (0.41)          --            --              --
C Shares
 Year Ended March 31, 2006          9.29        (0.20)(a)     3.50(a)           3.30           --            --              --
 Period Ended March 31, 2005        9.58        (0.15)(a)    (0.14)(a)         (0.29)          --            --              --
 Period Ended May 31, 2004(c)      10.14        (0.05)(a)    (0.51)(a)         (0.56)          --            --              --
INTERNATIONAL EQUITY FUND
I Shares
 Year Ended March 31, 2006         11.77         0.16         2.72              2.88        (0.16)           --           (0.16)
 Period Ended March 31, 2005       10.15         0.06         1.67              1.73        (0.11)           --           (0.11)
 Year Ended May 31, 2004            8.00         0.10(a)      2.19(a)           2.29        (0.14)           --           (0.14)
 Year Ended May 31, 2003            9.31         0.07        (1.32)            (1.25)       (0.06)           --           (0.06)
 Year Ended May 31, 2002           10.19         0.19        (1.07)            (0.88)          --            --              --
 Year Ended May 31, 2001           12.56           --        (1.22)            (1.22)       (0.04)        (1.11)          (1.15)
A Shares
 Year Ended March 31, 2006         11.64         0.11         2.70              2.81        (0.11)           --           (0.11)
 Period Ended March 31, 2005       10.03         0.01         1.67              1.68        (0.07)           --           (0.07)
 Year Ended May 31, 2004            7.92         0.04(a)      2.17(a)           2.21        (0.10)           --           (0.10)
 Year Ended May 31, 2003            9.21         0.04        (1.30)            (1.26)       (0.03)           --           (0.03)
 Year Ended May 31, 2002           10.11         0.14        (1.04)            (0.90)          --            --              --
 Year Ended May 31, 2001           12.47        (0.02)       (1.23)            (1.25)          --         (1.11)          (1.11)
C Shares
 Year Ended March 31, 2006         11.01          --*         2.57              2.57           --            --              --
 Period Ended March 31, 2005        9.49        (0.02)(a)     1.54(a)           1.52           --*           --              --*
 Year Ended May 31, 2004            7.50        (0.01)(a)     2.06(a)           2.05        (0.06)           --           (0.06)
 Year Ended May 31, 2003            8.75        (0.01)       (1.24)            (1.25)          --            --              --
 Year Ended May 31, 2002            9.68         0.04        (0.97)            (0.93)          --            --              --
 Year Ended May 31, 2001           12.06        (0.16)       (1.11)            (1.27)          --         (1.11)          (1.11)
INTERNATIONAL EQUITY INDEX FUND
I Shares
 Year Ended March 31, 2006         12.83         0.25         2.94              3.19        (0.21)           --           (0.21)
 Period Ended March 31, 2005       11.11         0.08(a)      1.88(a)           1.96        (0.24)           --           (0.24)
 Year Ended May 31, 2004            8.39         0.14(a)      2.71(a)           2.85        (0.13)           --           (0.13)
 Year Ended May 31, 2003            9.76         0.10(a)     (1.43)(a)         (1.33)       (0.04)           --           (0.04)
 Year Ended May 31, 2002           11.18         0.04        (1.43)            (1.39)       (0.03)           --           (0.03)
 Year Ended May 31, 2001           13.97         0.06        (2.69)            (2.63)       (0.07)        (0.09)          (0.16)

                                                                                                Ratio of
                                                                                Ratio of       Expenses to
                                                                    Ratio of       Net           Average
                                                                      Net      Investment      Net Assets
                                   Net                              Expenses     Income        (Excluding
                                  Asset                                to       (Loss) to       Waivers,
                                  Value,             Net Assets,    Average      Average     Reimbursements    Portfolio
                                  End of    Total       End of        Net          Net         and Expense     Turnover
                                  Period   Return+   Period (000)   Assets++    Assets++        Offset)++        Rate
                                  ------   -------   ------------   --------   -----------   ---------------   ---------
EMERGING GROWTH STOCK FUND
A Shares
 Year Ended March 31, 2006        $12.74    36.30%    $      227      1.51%       (1.16)%          1.55%          107%
 Period Ended March 31, 2005        9.34    (2.61)            86      1.59        (1.40)           6.91            64
 Period Ended May 31, 2004(b)       9.59    (4.10)            39      1.65        (1.46)          13.36+++         11
C Shares
 Year Ended March 31, 2006         12.59    35.52            107      2.17        (1.82)           2.21           107
 Period Ended March 31, 2005        9.29    (3.03)            34      2.11        (1.92)          13.65            64
 Period Ended May 31, 2004(c)       9.58    (5.52)            34      2.11        (1.95)          18.36+++         11
INTERNATIONAL EQUITY FUND
I Shares
 Year Ended March 31, 2006         14.49    24.47#       926,845      1.31         1.40            1.32            59
 Period Ended March 31, 2005       11.77    17.09        480,731      1.38         0.85            1.38            39
 Year Ended May 31, 2004           10.15    28.64        332,180      1.41         1.08            1.41            58
 Year Ended May 31, 2003            8.00   (13.40)       191,041      1.46         0.83            1.46            89
 Year Ended May 31, 2002            9.31    (8.64)       252,991      1.48         0.48            1.48           102
 Year Ended May 31, 2001           10.19   (10.79)       208,120      1.45         0.50            1.45            68
A Shares
 Year Ended March 31, 2006         14.34    24.15#        11,805      1.62         1.14            1.63            59
 Period Ended March 31, 2005       11.64    16.78          8,480      1.72         0.47            1.75            39
 Year Ended May 31, 2004           10.03    29.97          7,056      1.83         0.46            2.06            58
 Year Ended May 31, 2003            7.92   (13.70)         6,408      1.83         0.59            2.22            89
 Year Ended May 31, 2002            9.21    (8.90)         5,272      1.83        (0.21)           2.08           102
 Year Ended May 31, 2001           10.11   (11.13)         7,517      1.79         0.18            1.97            68
C Shares
 Year Ended March 31, 2006         13.58    23.34#         8,584      2.31         0.51            2.32            59
 Period Ended March 31, 2005       11.01    16.03          8,248      2.40        (0.21)           2.45            39
 Year Ended May 31, 2004            9.49    27.32          7,606      2.53        (0.15)           2.86            58
 Year Ended May 31, 2003            7.50   (14.29)         5,678      2.53        (0.17)           3.03            89
 Year Ended May 31, 2002            8.75    (9.61)         6,567      2.53        (0.73)           2.93           102
 Year Ended May 31, 2001            9.68   (11.71)         7,765      2.48        (0.51)           2.57            68
INTERNATIONAL EQUITY INDEX FUND
I Shares
 Year Ended March 31, 2006         15.81    25.06#       774,008      0.76         1.84            0.78             7
 Period Ended March 31, 2005       12.83    17.68        517,993      0.97         0.81            1.06            21
 Year Ended May 31, 2004           11.11    34.07        351,163      0.98         1.38            1.07            10
 Year Ended May 31, 2003            8.39   (13.63)       248,770      1.03         1.26            1.12            25
 Year Ended May 31, 2002            9.76   (12.43)       287,944      1.04         0.63            1.12            35
 Year Ended May 31, 2001           11.18   (18.90)       236,862      1.06         0.40            1.09            13

      See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.


                                                              Net
                                                           Realized
                                                              and                        Dividends    Distributions
                                 Net Asset      Net       Unrealized                        from          from            Total
                                  Value,     Investment      Gains                          Net         Realized        Dividends
                                 Beginning     Income     (Losses) on       Total From   Investment      Capital           and
                                 of Period     (Loss)     Investments       Operations     Income         Gains       Distributions
                                 ---------   ----------   -----------       ----------   ----------   -------------   -------------
INTERNATIONAL EQUITY INDEX FUND
A Shares
 Year Ended March 31, 2006        $12.69       $ 0.25       $ 2.87            $ 3.12       $(0.15)       $   --          $(0.15)
 Period Ended March 31, 2005       10.93         0.04(a)      1.84(a)           1.88        (0.12)           --           (0.12)
 Year Ended May 31, 2004            8.28         0.07(a)      2.68(a)           2.75        (0.10)           --           (0.10)
 Year Ended May 31, 2003            9.64         0.10(a)     (1.45)(a)         (1.35)       (0.01)           --           (0.01)
 Year Ended May 31, 2002           11.05        (0.02)       (1.38)            (1.40)       (0.01)           --           (0.01)
 Year Ended May 31, 2001           13.80        (0.01)       (2.65)            (2.66)          --         (0.09)          (0.09)
C Shares
 Year Ended March 31, 2006         12.37         0.07         2.87              2.94        (0.02)           --           (0.02)
 Period Ended March 31, 2005       10.69        (0.02)(a)     1.80(a)           1.78        (0.10)           --           (0.10)
 Year Ended May 31, 2004            8.10         0.02(a)      2.62(a)           2.64        (0.05)           --           (0.05)
 Year Ended May 31, 2003            9.48         0.01(a)     (1.39)(a)         (1.38)          --            --              --
 Year Ended May 31, 2002           10.93        (0.12)       (1.33)            (1.45)          --            --              --
 Year Ended May 31, 2001           13.74        (0.06)       (2.66)            (2.72)          --         (0.09)          (0.09)
LARGE CAP RELATIVE VALUE FUND
I Shares
 Year Ended March 31, 2006         16.07         0.18         1.83              2.01        (0.18)        (0.70)          (0.88)
 Period Ended March 31, 2005       14.72         0.17         1.74              1.91        (0.18)        (0.38)          (0.56)
 Year Ended May 31, 2004           12.21         0.14(a)      2.50(a)           2.64        (0.13)           --           (0.13)
 Year Ended May 31, 2003           13.80         0.13        (1.60)            (1.47)       (0.12)           --           (0.12)
 Year Ended May 31, 2002           15.05         0.09        (1.26)            (1.17)       (0.08)           --           (0.08)
 Year Ended May 31, 2001           15.53         0.07        (0.04)             0.03        (0.08)        (0.43)          (0.51)
A Shares
 Year Ended March 31, 2006         16.21         0.14         1.85              1.99        (0.14)        (0.70)          (0.84)
 Period Ended March 31, 2005       14.83         0.14         1.77              1.91        (0.15)        (0.38)          (0.53)
 Year Ended May 31, 2004           12.31         0.12(a)      2.51(a)           2.63        (0.11)           --           (0.11)
 Year Ended May 31, 2003           13.91         0.11        (1.61)            (1.50)       (0.10)           --           (0.10)
 Year Ended May 31, 2002           15.17         0.06        (1.27)            (1.21)       (0.05)           --           (0.05)
 Year Ended May 31, 2001           15.65         0.04        (0.04)               --        (0.05)        (0.43)          (0.48)
C Shares
 Year Ended March 31, 2006         15.89         0.02         1.81              1.83        (0.02)        (0.70)          (0.72)
 Period Ended March 31, 2005       14.54         0.03         1.74              1.77        (0.04)        (0.38)          (0.42)
 Year Ended May 31, 2004           12.08         0.01(a)      2.47(a)           2.48        (0.02)           --           (0.02)
 Year Ended May 31, 2003           13.66           --        (1.56)            (1.56)       (0.02)           --           (0.02)
 Year Ended May 31, 2002           14.96        (0.02)       (1.28)            (1.30)          --            --              --
 Year Ended May 31, 2001           15.49        (0.05)       (0.05)            (0.10)          --         (0.43)          (0.43)

                                                                                                Ratio of
                                                                                Ratio of       Expenses to
                                                                    Ratio of       Net           Average
                                                                      Net      Investment      Net Assets
                                   Net                              Expenses     Income        (Excluding
                                  Asset                                to       (Loss) to       Waivers,
                                  Value,             Net Assets,    Average      Average     Reimbursements    Portfolio
                                  End of    Total       End of        Net          Net         and Expense     Turnover
                                  Period   Return+   Period (000)   Assets++    Assets++        Offset)++        Rate
                                  ------   -------   ------------   --------   -----------   ---------------   ---------
INTERNATIONAL EQUITY INDEX FUND
A Shares
 Year Ended March 31, 2006        $15.66    24.74%#   $    8,666      1.09%        1.58%           1.12%            7%
 Period Ended March 31, 2005       12.69    17.22          7,600      1.36         0.38            1.45            21
 Year Ended May 31, 2004           10.93    33.26         15,037      1.49         0.73            1.61            10
 Year Ended May 31, 2003            8.28   (14.03)         9,877      1.49         1.33            1.87            25
 Year Ended May 31, 2002            9.64   (12.65)         3,222      1.49        (0.12)           1.90            35
 Year Ended May 31, 2001           11.05   (19.31)         3,451      1.46         0.05            1.83            13
C Shares
 Year Ended March 31, 2006         15.29    23.79#         5,991      1.77         0.94            1.80             7
 Period Ended March 31, 2005       12.37    16.62          5,763      1.99        (0.24)           2.12            21
 Year Ended May 31, 2004           10.69    32.60          5,208      2.14         0.25            2.54            10
 Year Ended May 31, 2003            8.10   (14.56)         3,093      2.14         0.18            2.82            25
 Year Ended May 31, 2002            9.48   (13.27)         3,505      2.14        (0.68)           2.26            35
 Year Ended May 31, 2001           10.93   (19.84)         4,731      2.10        (0.61)           2.15            13
LARGE CAP RELATIVE VALUE FUND
I Shares
 Year Ended March 31, 2006         17.20    12.76      1,396,362      0.90         1.15            0.90            55
 Period Ended March 31, 2005       16.07    12.98      1,010,717      0.96         1.23            0.96            44
 Year Ended May 31, 2004           14.72    21.76        782,665      1.00         1.03            1.00            51
 Year Ended May 31, 2003           12.21   (10.58)       598,862      0.99         1.05            0.99            52
 Year Ended May 31, 2002           13.80    (7.80)       792,557      0.99         0.63            0.99            68
 Year Ended May 31, 2001           15.05     0.11        867,664      0.99         0.49            0.99            73
A Shares
 Year Ended March 31, 2006         17.36    12.50         45,851      1.15         0.90            1.15            55
 Period Ended March 31, 2005       16.21    12.86         44,743      1.18         0.97            1.23            44
 Year Ended May 31, 2004           14.83    21.45         45,808      1.18         0.84            1.36            51
 Year Ended May 31, 2003           12.31   (10.74)        36,305      1.18         0.88            1.38            52
 Year Ended May 31, 2002           13.91    (7.97)        36,789      1.18         0.44            1.36            68
 Year Ended May 31, 2001           15.17    (0.07)        40,174      1.18         0.30            1.35            73
C Shares
 Year Ended March 31, 2006         17.00    11.69         78,348      1.90         0.15            1.90            55
 Period Ended March 31, 2005       15.89    12.12         88,741      1.93         0.23            1.99            44
 Year Ended May 31, 2004           14.54    20.58         97,899      1.93         0.09            2.17            51
 Year Ended May 31, 2003           12.08   (11.41)        74,261      1.93         0.11            2.20            52
 Year Ended May 31, 2002           13.66    (8.69)        94,671      1.93        (0.29)           2.16            68
 Year Ended May 31, 2001           14.96    (0.77)        78,376      1.93        (0.45)           2.14            73

      See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.


                                                              Net
                                                           Realized
                                                              and                        Dividends    Distributions
                                 Net Asset      Net       Unrealized                        from          from            Total
                                  Value,     Investment      Gains                          Net         Realized        Dividends
                                 Beginning     Income     (Losses) on       Total From   Investment      Capital           and
                                 of Period     (Loss)     Investments       Operations     Income         Gains       Distributions
                                 ---------   ----------   -----------       ----------   ----------   -------------   -------------
LARGE CAP VALUE EQUITY FUND
I Shares
 Year Ended March 31, 2006        $12.59       $ 0.23       $ 1.26            $ 1.49       $(0.23)       $   --          $(0.23)
 Period Ended March 31, 2005       11.47         0.15         1.15              1.30        (0.18)           --           (0.18)
 Year Ended May 31, 2004            9.73         0.15(a)      1.74(a)           1.89        (0.15)           --           (0.15)
 Year Ended May 31, 2003           11.05         0.15        (1.33)            (1.18)       (0.14)           --           (0.14)
 Year Ended May 31, 2002           11.61         0.12        (0.56)            (0.44)       (0.12)           --           (0.12)
 Year Ended May 31, 2001           10.38         0.19         1.24              1.43        (0.20)           --           (0.20)
A Shares
 Year Ended March 31, 2006         12.56         0.19         1.26              1.45        (0.19)           --           (0.19)
 Period Ended March 31, 2005       11.43         0.11         1.16              1.27        (0.14)           --           (0.14)
 Year Ended May 31, 2004            9.70         0.11(a)      1.73(a)           1.84        (0.11)           --           (0.11)
 Year Ended May 31, 2003           11.01         0.12        (1.32)            (1.20)       (0.11)           --           (0.11)
 Year Ended May 31, 2002           11.58         0.08        (0.56)            (0.48)       (0.09)           --           (0.09)
 Year Ended May 31, 2001           10.35         0.14         1.25              1.39        (0.16)           --           (0.16)
C Shares
 Year Ended March 31, 2006         12.43         0.09         1.25              1.34        (0.09)           --           (0.09)
 Period Ended March 31, 2005       11.31         0.03         1.15              1.18        (0.06)           --           (0.06)
 Year Ended May 31, 2004            9.60         0.03(a)      1.72(a)           1.75        (0.04)           --           (0.04)
 Year Ended May 31, 2003           10.90         0.05        (1.31)            (1.26)       (0.04)           --           (0.04)
 Year Ended May 31, 2002           11.46           --        (0.55)            (0.55)       (0.01)           --           (0.01)
 Year Ended May 31, 2001           10.24         0.04         1.26              1.30        (0.08)           --           (0.08)
MID-CAP EQUITY FUND
I Shares
 Year Ended March 31, 2006         12.03         0.07         2.26              2.33        (0.07)        (0.62)          (0.69)
 Period Ended March 31, 2005       10.32         0.07         1.70              1.77        (0.06)           --           (0.06)
 Year Ended May 31, 2004            8.74         0.06(a)      1.57(a)           1.63        (0.05)           --           (0.05)
 Year Ended May 31, 2003            9.79        (0.03)(a)    (1.02)(a)**       (1.05)**        --            --              --
 Year Ended May 31, 2002           10.95         0.01        (1.17)            (1.16)          --            --              --
 Year Ended May 31, 2001           14.10        (0.03)       (0.61)            (0.64)          --         (2.51)          (2.51)
A Shares
 Year Ended March 31, 2006         11.57         0.03         2.17              2.20        (0.03)        (0.62)          (0.65)
 Period Ended March 31, 2005        9.92         0.02         1.64              1.66        (0.01)           --           (0.01)
 Year Ended May 31, 2004            8.42         0.02(a)      1.51(a)           1.53        (0.03)           --           (0.03)
 Year Ended May 31, 2003            9.47        (0.05)(a)    (1.00)(a)         (1.05)          --            --              --
 Year Ended May 31, 2002           10.64        (0.03)       (1.14)            (1.17)          --            --              --
 Year Ended May 31, 2001           13.82        (0.05)       (0.62)            (0.67)          --         (2.51)          (2.51)

                                                                                                Ratio of
                                                                                Ratio of       Expenses to
                                                                    Ratio of       Net           Average
                                                                      Net      Investment      Net Assets
                                   Net                              Expenses     Income        (Excluding
                                  Asset                                to       (Loss) to       Waivers,
                                  Value,             Net Assets,    Average      Average     Reimbursements    Portfolio
                                  End of    Total       End of        Net          Net         and Expense     Turnover
                                  Period   Return+   Period (000)   Assets++    Assets++        Offset)++        Rate
                                  ------   -------   ------------   --------   -----------   ---------------   ---------
LARGE CAP VALUE EQUITY FUND
I Shares
 Year Ended March 31, 2006        $13.85    11.93%    $  766,547      0.85%        1.74%           0.86%          104%
 Period Ended March 31, 2005       12.59    11.42        792,677      0.86         1.52            0.86            87
 Year Ended May 31, 2004           11.47    19.58        715,928      0.90         1.40            0.90            67
 Year Ended May 31, 2003            9.73   (10.54)       681,899      0.89         1.68            0.89            46
 Year Ended May 31, 2002           11.05    (3.68)       686,014      0.90         1.13            0.90            60
 Year Ended May 31, 2001           11.61    14.09        704,842      0.90         1.70            0.90            77
A Shares
 Year Ended March 31, 2006         13.82    11.61         67,845      1.16         1.43            1.17           104
 Period Ended March 31, 2005       12.56    11.18         75,462      1.20         1.18            1.20            87
 Year Ended May 31, 2004           11.43    19.10         73,257      1.28         1.01            1.31            67
 Year Ended May 31, 2003            9.70   (10.85)        65,294      1.28         1.29            1.32            46
 Year Ended May 31, 2002           11.01    (4.14)        75,697      1.28         0.74            1.31            60
 Year Ended May 31, 2001           11.58    13.63         85,584      1.28         1.31            1.31            77
C Shares
 Year Ended March 31, 2006         13.68    10.86         44,257      1.85         0.74            1.86           104
 Period Ended March 31, 2005       12.43    10.46         53,147      1.88         0.49            1.89            87
 Year Ended May 31, 2004           11.31    18.27         57,403      2.02         0.27            2.07            67
 Year Ended May 31, 2003            9.60   (11.56)        49,007      2.02         0.55            2.10            46
 Year Ended May 31, 2002           10.90    (4.82)        59,392      2.02           --            2.05            60
 Year Ended May 31, 2001           11.46    12.85         65,895      2.01         0.59            2.05            77
MID-CAP EQUITY FUND
I Shares
 Year Ended March 31, 2006         13.67    19.68        410,459      1.12         0.63            1.13           138
 Period Ended March 31, 2005       12.03    17.17        214,660      1.20         0.64            1.22            68
 Year Ended May 31, 2004           10.32    18.70        177,128      1.23         0.64            1.26           126
 Year Ended May 31, 2003            8.74   (10.73)       118,092      1.22        (0.31)           1.25           144
 Year Ended May 31, 2002            9.79   (10.59)       171,813      1.22        (0.18)           1.24            87
 Year Ended May 31, 2001           10.95    (6.92)       156,111      1.21        (0.24)           1.25           100
A Shares
 Year Ended March 31, 2006         13.12    19.32         16,009      1.47         0.25            1.48           138
 Period Ended March 31, 2005       11.57    16.79         14,556      1.63         0.21            1.68            68
 Year Ended May 31, 2004            9.92    18.16         17,125      1.68         0.20            1.87           126
 Year Ended May 31, 2003            8.42   (11.09)        12,137      1.68        (0.68)           1.92           144
 Year Ended May 31, 2002            9.47   (11.00)        10,766      1.68        (0.63)           1.89            87
 Year Ended May 31, 2001           10.64    (7.34)        12,316      1.66        (0.69)           1.86           100

      See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.


                                                              Net
                                                           Realized
                                                              and                        Dividends    Distributions
                                 Net Asset      Net       Unrealized                        from          from            Total
                                  Value,     Investment      Gains                          Net         Realized        Dividends
                                 Beginning     Income     (Losses) on       Total From   Investment      Capital           and
                                 of Period     (Loss)     Investments       Operations     Income         Gains       Distributions
                                 ---------   ----------   -----------       ----------   ----------   -------------   -------------
MID-CAP EQUITY FUND
C Shares
 Year Ended March 31, 2006        $10.81       $   --       $ 1.96            $ 1.96       $   --        $(0.62)         $(0.62)
 Period Ended March 31, 2005        9.30         0.01         1.50              1.51           --            --              --
 Year Ended May 31, 2004            7.92        (0.04)(a)     1.43(a)           1.39        (0.01)           --           (0.01)
 Year Ended May 31, 2003            8.97        (0.10)(a)    (0.95)(a)         (1.05)          --            --              --
 Year Ended May 31, 2002           10.14         0.02        (1.19)            (1.17)          --            --              --
 Year Ended May 31, 2001           13.35        (0.07)       (0.63)            (0.70)          --         (2.51)          (2.51)
MID-CAP VALUE EQUITY FUND
I Shares
 Year Ended March 31, 2006         12.27         0.13         2.15              2.28        (0.13)        (1.28)          (1.41)
 Period Ended March 31, 2005       10.95         0.11         1.33              1.44        (0.12)           --           (0.12)
 Year Ended May 31, 2004            8.62         0.05(a)      2.33(a)           2.38        (0.05)           --           (0.05)
 Year Ended May 31, 2003           10.95         0.05        (2.16)            (2.11)       (0.04)        (0.18)          (0.22)
 Period Ended May 31, 2002(d)      10.00         0.02         0.94              0.96        (0.01)           --           (0.01)
A Shares
 Year Ended March 31, 2006         12.24         0.09         2.14              2.23        (0.09)        (1.28)          (1.37)
 Period Ended March 31, 2005       10.94         0.08         1.31              1.39        (0.09)           --           (0.09)
 Period Ended May 31, 2004(e)       9.39         0.02(a)      1.55(a)           1.57        (0.02)           --           (0.02)
C Shares
 Year Ended March 31, 2006         12.21         0.02         2.13              2.15        (0.02)        (1.28)          (1.30)
 Period Ended March 31, 2005       10.90         0.04         1.32              1.36        (0.05)           --           (0.05)
 Year Ended May 31, 2004            8.58        (0.01)(a)     2.33(a)           2.32           --*           --              --*
 Year Ended May 31, 2003           10.92         0.01        (2.16)            (2.15)       (0.01)        (0.18)          (0.19)
 Period Ended May 31, 2002(d)      10.00        (0.01)        0.93              0.92           --            --              --
QUALITY GROWTH STOCK FUND
I Shares
 Year Ended March 31, 2006         24.14           --         1.82              1.82        (0.13)           --           (0.13)
 Period Ended March 31, 2005       23.31         0.10(a)      0.77(a)           0.87        (0.04)           --           (0.04)
 Year Ended May 31, 2004           20.78        (0.06)(a)     2.59(a)           2.53           --            --              --
 Year Ended May 31, 2003           23.25           --(a)     (2.47)(a)         (2.47)          --            --              --
 Year Ended May 31, 2002           26.74        (0.02)       (3.47)            (3.49)          --            --              --
 Year Ended May 31, 2001           33.10        (0.03)       (6.33)            (6.36)          --            --              --
A Shares
 Year Ended March 31, 2006         24.02        (0.05)        1.78              1.73        (0.08)           --           (0.08)
 Period Ended March 31, 2005       23.26         0.03(a)      0.77(a)           0.80        (0.04)           --           (0.04)
 Period Ended May 31, 2004(f)      22.32        (0.10)(a)     1.04(a)           0.94           --            --              --
C Shares
 Year Ended March 31, 2006         22.67        (0.11)        1.57              1.46        (0.02)           --           (0.02)
 Period Ended March 31, 2005       22.04        (0.09)(a)     0.72(a)           0.63           --            --              --
 Year Ended May 31, 2004           19.85        (0.29)(a)     2.48(a)           2.19           --            --              --
 Year Ended May 31, 2003           22.45        (0.20)(a)    (2.40)(a)         (2.60)          --            --              --
 Year Ended May 31, 2002           26.10        (0.41)       (3.24)            (3.65)          --            --              --
 Year Ended May 31, 2001           32.65        (0.36)       (6.19)            (6.55)          --            --              --

                                                                                                Ratio of
                                                                                Ratio of       Expenses to
                                                                    Ratio of       Net           Average
                                                                      Net      Investment      Net Assets
                                   Net                              Expenses     Income        (Excluding
                                  Asset                                to       (Loss) to       Waivers,
                                  Value,             Net Assets,    Average      Average     Reimbursements    Portfolio
                                  End of    Total       End of        Net          Net         and Expense     Turnover
                                  Period   Return+   Period (000)   Assets++    Assets++        Offset)++        Rate
                                  ------   -------   ------------   --------   -----------   ---------------   ---------
MID-CAP EQUITY FUND
C Shares
 Year Ended March 31, 2006        $12.15    18.44%    $   13,499      2.13%       (0.42)%          2.14%          138%
 Period Ended March 31, 2005       10.81    16.24         14,557      2.21        (0.37)           2.28            68
 Year Ended May 31, 2004            9.30    17.51         15,998      2.28        (0.41)           2.54           126
 Year Ended May 31, 2003            7.92   (11.71)        12,013      2.28        (1.33)           2.60           144
 Year Ended May 31, 2002            8.97   (11.54)        13,937      2.28        (1.23)           2.50            87
 Year Ended May 31, 2001           10.14    (7.88)        12,910      2.26        (1.29)           2.46           100
MID-CAP VALUE EQUITY FUND
I Shares
 Year Ended March 31, 2006         13.14    19.49        243,534      1.13         1.03            1.16           169
 Period Ended March 31, 2005       12.27    13.25        209,088      1.22         1.19            1.32           117
 Year Ended May 31, 2004           10.95    27.71        147,185      1.26         0.53            1.36            95
 Year Ended May 31, 2003            8.62   (19.05)        99,854      1.25         0.63            1.35            71
 Period Ended May 31, 2002(d)      10.95     9.65        174,859      1.27         0.29            1.37            30
A Shares
 Year Ended March 31, 2006         13.10    19.09          2,435      1.46         0.72            1.49           169
 Period Ended March 31, 2005       12.24    12.73          1,724      1.62         0.74            1.93           117
 Period Ended May 31, 2004(e)      10.94    16.73            610      1.60         0.24            4.23            95
C Shares
 Year Ended March 31, 2006         13.06    18.47          6,366      2.03         0.13            2.17           169
 Period Ended March 31, 2005       12.21    12.47          6,888      1.91         0.54            2.39           117
 Year Ended May 31, 2004           10.90    27.06          7,880      1.90        (0.11)           2.74            95
 Year Ended May 31, 2003            8.58   (19.58)         5,744      1.90         0.03            2.85            71
 Period Ended May 31, 2002(d)      10.92     9.24          5,465      1.89        (0.31)           2.72            30
QUALITY GROWTH STOCK FUND
I Shares
 Year Ended March 31, 2006         25.83     7.54         74,481      1.07         0.21            1.08            82
 Period Ended March 31, 2005       24.14     3.74         98,982      1.22         0.52            1.25            51
 Year Ended May 31, 2004           23.31    12.18        144,732      1.25        (0.28)           1.25            49
 Year Ended May 31, 2003           20.78   (10.62)       198,429      1.24        (0.01)           1.24            58
 Year Ended May 31, 2002           23.25   (13.05)       244,707      1.24        (0.10)           1.24            69
 Year Ended May 31, 2001           26.74   (19.21)       460,311      1.24        (0.10)           1.25           103
A Shares
 Year Ended March 31, 2006         25.67     7.21            468      1.39        (0.11)           1.41            82
 Period Ended March 31, 2005       24.02     3.42            667      1.62         0.13            2.00            51
 Period Ended May 31, 2004(f)      23.26     4.21            365      1.65        (0.71)           4.48+++         49
C Shares
 Year Ended March 31, 2006         24.11     6.46         48,412      2.07        (0.80)           2.08            82
 Period Ended March 31, 2005       22.67     2.86         67,950      2.23        (0.47)           2.28            51
 Year Ended May 31, 2004           22.04    11.03         92,966      2.31        (1.34)           2.41            49
 Year Ended May 31, 2003           19.85   (11.58)       110,085      2.31        (1.07)           2.40            58
 Year Ended May 31, 2002           22.45   (13.98)       167,973      2.31        (1.16)           2.36            69
 Year Ended May 31, 2001           26.10   (20.06)       233,496      2.30        (1.15)           2.34           103

      See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.


                                                              Net
                                                           Realized
                                                              and                        Dividends    Distributions
                                 Net Asset      Net       Unrealized                        from          from            Total
                                  Value,     Investment      Gains                          Net         Realized        Dividends
                                 Beginning     Income     (Losses) on       Total From   Investment      Capital           and
                                 of Period     (Loss)     Investments       Operations     Income         Gains       Distributions
                                 ---------   ----------   -----------       ----------   ----------   -------------   -------------
SMALL CAP GROWTH STOCK FUND
I Shares
 Year Ended March 31, 2006        $19.99       $(0.14)(a)   $ 5.46(a)         $ 5.32       $   --        $(1.66)         $(1.66)
 Period Ended March 31, 2005       20.25        (0.08)(a)     2.27(a)           2.19           --         (2.45)          (2.45)
 Year Ended May 31, 2004           15.19        (0.16)(a)     5.22(a)           5.06           --            --              --
 Year Ended May 31, 2003           17.28        (0.12)(a)    (1.72)(a)         (1.84)          --         (0.25)          (0.25)
 Year Ended May 31, 2002           18.37           --        (1.02)            (1.02)          --         (0.07)          (0.07)
 Year Ended May 31, 2001           18.30        (0.18)        1.71              1.53           --         (1.46)          (1.46)
A Shares
 Year Ended March 31, 2006         19.56        (0.21)(a)     5.33(a)           5.12           --         (1.66)          (1.66)
 Period Ended March 31, 2005       19.92        (0.14)(a)     2.23(a)           2.09           --         (2.45)          (2.45)
 Year Ended May 31, 2004           15.00        (0.22)(a)     5.14(a)           4.92           --            --              --
 Year Ended May 31, 2003           17.12        (0.17)(a)    (1.70)(a)         (1.87)          --         (0.25)          (0.25)
 Year Ended May 31, 2002           18.26        (0.17)       (0.90)            (1.07)          --         (0.07)          (0.07)
 Year Ended May 31, 2001           18.27        (0.59)        2.04              1.45           --         (1.46)          (1.46)
C Shares
 Year Ended March 31, 2006         18.51        (0.33)(a)     5.01(a)           4.68           --         (1.66)          (1.66)
 Period Ended March 31, 2005       19.06        (0.23)(a)     2.13(a)           1.90           --         (2.45)          (2.45)
 Year Ended May 31, 2004           14.45        (0.34)(a)     4.95(a)           4.61           --            --              --
 Year Ended May 31, 2003           16.62        (0.26)(a)    (1.66)(a)         (1.92)          --         (0.25)          (0.25)
 Year Ended May 31, 2002           17.85        (0.02)       (1.14)            (1.16)          --         (0.07)          (0.07)
 Year Ended May 31, 2001           18.00        (0.25)        1.56              1.31           --         (1.46)          (1.46)
SMALL CAP VALUE EQUITY FUND
I Shares
 Year Ended March 31, 2006         19.86         0.10         5.39              5.49        (0.10)        (4.32)          (4.42)
 Period Ended March 31, 2005       18.26         0.04(a)      3.15(a)           3.19        (0.06)        (1.53)          (1.59)
 Year Ended May 31, 2004           13.73         0.06(a)      4.53(a)           4.59        (0.06)           --           (0.06)
 Year Ended May 31, 2003           14.54         0.08        (0.82)            (0.74)       (0.07)           --           (0.07)
 Year Ended May 31, 2002           12.21         0.08         2.35              2.43        (0.10)           --           (0.10)
 Year Ended May 31, 2001            9.13         0.17         3.07              3.24        (0.16)           --           (0.16)
A Shares
 Year Ended March 31, 2006         19.75         0.06         5.36              5.42        (0.06)        (4.32)          (4.38)
 Period Ended March 31, 2005       18.18        (0.01)(a)     3.13(a)           3.12        (0.02)        (1.53)          (1.55)
 Period Ended May 31, 2004(g)      15.75         0.03(a)      2.41(a)           2.44        (0.01)           --           (0.01)
C Shares
 Year Ended March 31, 2006         19.45         0.06         5.26              5.32        (0.06)        (4.32)          (4.38)
 Period Ended March 31, 2005       17.91        (0.01)(a)     3.09(a)           3.08        (0.01)        (1.53)          (1.54)
 Year Ended May 31, 2004           13.55        (0.10)(a)     4.46(a)           4.36           --*           --              --*
 Year Ended May 31, 2003           14.43        (0.04)       (0.84)            (0.88)          --            --              --
 Year Ended May 31, 2002           12.15           --         2.29              2.29        (0.01)           --           (0.01)
 Year Ended May 31, 2001            9.10         0.07         3.04              3.11        (0.06)           --           (0.06)

                                                                                                Ratio of
                                                                                Ratio of       Expenses to
                                                                    Ratio of       Net           Average
                                                                      Net      Investment      Net Assets
                                   Net                              Expenses     Income        (Excluding
                                  Asset                                to       (Loss) to       Waivers,
                                  Value,             Net Assets,    Average      Average     Reimbursements    Portfolio
                                  End of    Total       End of        Net          Net         and Expense     Turnover
                                  Period   Return+   Period (000)   Assets++    Assets++        Offset)++        Rate
                                  ------   -------   ------------   --------   -----------   ---------------   ---------
SMALL CAP GROWTH STOCK FUND
I Shares
 Year Ended March 31, 2006        $23.65    27.55%    $1,641,681      1.17%       (0.66)%          1.18%           98%
 Period Ended March 31, 2005       19.99    10.60        940,775      1.22        (0.46)           1.22            70
 Year Ended May 31, 2004           20.25    33.31        789,650      1.25        (0.83)           1.25           107
 Year Ended May 31, 2003           15.19   (10.50)       567,714      1.24        (0.87)           1.24            96
 Year Ended May 31, 2002           17.28    (5.55)       593,211      1.25        (1.01)           1.25           100
 Year Ended May 31, 2001           18.37     8.33        508,857      1.24        (0.95)           1.25           112
A Shares
 Year Ended March 31, 2006         23.02    27.13###      59,896      1.51        (1.00)           1.54            98
 Period Ended March 31, 2005       19.56    10.26         38,954      1.61        (0.84)           1.73            70
 Year Ended May 31, 2004           19.92    32.80         40,590      1.61        (1.20)           1.88           107
 Year Ended May 31, 2003           15.00   (10.77)        21,887      1.61        (1.23)           1.93            96
 Year Ended May 31, 2002           17.12    (5.86)        24,978      1.61        (1.37)           1.88           100
 Year Ended May 31, 2001           18.26     7.89         28,933      1.60        (1.33)           1.87           112
C Shares
 Year Ended March 31, 2006         21.53    26.27###      36,242      2.18        (1.67)           2.18            98
 Period Ended March 31, 2005       18.51     9.71         35,322      2.22        (1.46)           2.24            70
 Year Ended May 31, 2004           19.06    31.90         40,354      2.31        (1.90)           2.40           107
 Year Ended May 31, 2003           14.45   (11.40)        25,601      2.31        (1.93)           2.46            96
 Year Ended May 31, 2002           16.62    (6.50)        29,457      2.31        (2.07)           2.41           100
 Year Ended May 31, 2001           17.85     7.19         26,941      2.29        (2.01)           2.39           112
SMALL CAP VALUE EQUITY FUND
I Shares
 Year Ended March 31, 2006         20.93    30.70        762,709      1.20         0.48            1.20            58
 Period Ended March 31, 2005       19.86    17.57        726,904      1.21         0.22            1.21            17
 Year Ended May 31, 2004           18.26    33.56        682,567      1.25         0.38            1.25            44
 Year Ended May 31, 2003           13.73    (5.09)       518,468      1.24         0.64            1.24            29
 Year Ended May 31, 2002           14.54    20.06        614,199      1.25         0.67            1.25            29
 Year Ended May 31, 2001           12.21    35.90        401,900      1.25         1.72            1.25            86
A Shares
 Year Ended March 31, 2006         20.79    30.44          5,317      1.45         0.22            1.48            58
 Period Ended March 31, 2005       19.75    17.26          4,616      1.47        (0.05)           1.61            17
 Period Ended May 31, 2004(g)      18.18    15.51          4,088      1.55         0.30            2.15            44
C Shares
 Year Ended March 31, 2006         20.39    30.41         45,388      1.45         0.23            1.70            58
 Period Ended March 31, 2005       19.45    17.27         43,664      1.50        (0.07)           2.25            17
 Year Ended May 31, 2004           17.91    32.20         46,192      2.26        (0.64)           2.45            44
 Year Ended May 31, 2003           13.55    (6.10)        34,064      2.31        (0.40)           2.50            29
 Year Ended May 31, 2002           14.43    18.92         32,708      2.31        (0.38)           2.52            29
 Year Ended May 31, 2001           12.15    34.30         11,167      2.30         0.63            2.66            86

      See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.


                                                              Net
                                                           Realized
                                                              and                        Dividends    Distributions
                                 Net Asset      Net       Unrealized                        from          from            Total
                                  Value,     Investment      Gains                          Net         Realized        Dividends
                                 Beginning     Income     (Losses) on       Total From   Investment      Capital           and
                                 of Period     (Loss)     Investments       Operations     Income         Gains       Distributions
                                 ---------   ----------   -----------       ----------   ----------   -------------   -------------
STRATEGIC QUANTITATIVE EQUITY FUND
I Shares
 Year Ended March 31, 2006        $13.25       $ 0.01(a)    $ 1.55(a)         $ 1.56       $   --*       $(1.06)         $(1.06)
 Period Ended March 31, 2005       12.08        (0.02)(a)     1.91(a)           1.89           --         (0.72)          (0.72)
 Period Ended May 31, 2004(h)      10.00        (0.02)(a)     2.35(a)           2.33           --         (0.25)          (0.25)
A Shares
 Year Ended March 31, 2006         13.18        (0.02)(a)     1.55(a)           1.53           --         (1.06)          (1.06)
 Period Ended March 31, 2005       12.05        (0.05)(a)     1.90(a)           1.85           --         (0.72)          (0.72)
 Period Ended May 31, 2004(i)      11.35        (0.05)(a)     1.00(a)           0.95           --         (0.25)          (0.25)
C Shares
 Year Ended March 31, 2006         13.03        (0.13)(a)     1.53(a)           1.40           --         (1.06)          (1.06)
 Period Ended March 31, 2005       12.00        (0.13)(a)     1.88(a)           1.75           --         (0.72)          (0.72)
 Period Ended May 31, 2004(j)      11.64        (0.11)(a)     0.72(a)           0.61           --         (0.25)          (0.25)
BALANCED FUND
I Shares
 Year Ended March 31, 2006         12.29         0.24         0.37              0.61        (0.23)        (0.79)          (1.02)
 Period Ended March 31, 2005***    12.23         0.18         0.21              0.39        (0.21)        (0.12)          (0.33)
 Year Ended May 31, 2004           11.92         0.18(a)      0.32(a)           0.50        (0.19)           --           (0.19)
 Year Ended May 31, 2003           12.18         0.20        (0.23)            (0.03)       (0.23)           --           (0.23)
 Year Ended May 31, 2002           13.18         0.23        (0.65)            (0.42)       (0.24)        (0.34)          (0.58)
 Year Ended May 31, 2001           13.37         0.30         0.12              0.42        (0.31)        (0.30)          (0.61)
A Shares
 Year Ended March 31, 2006         12.35         0.20         0.37              0.57        (0.19)        (0.79)          (0.98)
 Period Ended March 31, 2005***    12.28         0.15         0.22              0.37        (0.18)        (0.12)          (0.30)
 Year Ended May 31, 2004           11.97         0.14(a)      0.33(a)           0.47        (0.16)           --           (0.16)
 Year Ended May 31, 2003           12.24         0.16        (0.24)            (0.08)       (0.19)           --           (0.19)
 Year Ended May 31, 2002           13.24         0.18        (0.64)            (0.46)       (0.20)        (0.34)          (0.54)
 Year Ended May 31, 2001           13.43         0.27         0.11              0.38        (0.27)        (0.30)          (0.57)
C Shares
 Year Ended March 31, 2006         12.20         0.11         0.36              0.47        (0.10)        (0.79)          (0.89)
 Period Ended March 31, 2005***    12.12         0.05         0.23              0.28        (0.08)        (0.12)          (0.20)
 Year Ended May 31, 2004           11.82         0.05(a)      0.32(a)           0.37        (0.07)           --           (0.07)
 Year Ended May 31, 2003           12.07         0.08        (0.22)            (0.14)       (0.11)           --           (0.11)
 Year Ended May 31, 2002           13.07         0.10        (0.65)            (0.55)       (0.11)        (0.34)          (0.45)
 Year Ended May 31, 2001           13.27         0.16         0.11              0.27        (0.17)        (0.30)          (0.47)
LIFE VISION AGGRESSIVE GROWTH FUND(K)
I Shares
 Year Ended March 31, 2006         11.07         0.14         1.38              1.52        (0.14)        (0.13)          (0.27)
 Period Ended March 31, 2005       10.25         0.12         0.82              0.94        (0.12)           --           (0.12)
 Year Ended May 31, 2004            8.55         0.04(a)      1.70(a)           1.74        (0.04)****        --          (0.04)****
 Year Ended May 31, 2003            9.57         0.03        (1.02)            (0.99)       (0.03)           --           (0.03)
 Year Ended May 31, 2002           10.31         0.02        (0.74)            (0.72)       (0.02)           --           (0.02)
 Year Ended May 31, 2001           11.61         0.11         0.23              0.34        (0.12)        (1.52)          (1.64)

                                                                                                Ratio of
                                                                                Ratio of       Expenses to
                                                                    Ratio of       Net           Average
                                                                      Net      Investment      Net Assets
                                   Net                              Expenses     Income        (Excluding
                                  Asset                                to       (Loss) to       Waivers,
                                  Value,             Net Assets,    Average      Average     Reimbursements    Portfolio
                                  End of    Total       End of        Net          Net         and Expense     Turnover
                                  Period   Return+   Period (000)   Assets++    Assets++        Offset)++        Rate
                                  ------   -------   ------------   --------   -----------   ---------------   ---------
STRATEGIC QUANTITATIVE EQUITY FU
I Shares
 Year Ended March 31, 2006        $13.75    12.17%    $  284,727      0.99%        0.07%           1.02%          432%
 Period Ended March 31, 2005       13.25    15.84         93,204      1.11        (0.19)           1.26           346
 Period Ended May 31, 2004(h)      12.08    23.43         66,812      1.13        (0.22)           1.33           344
A Shares
 Year Ended March 31, 2006         13.65    11.90          1,181      1.23        (0.17)           1.27           432
 Period Ended March 31, 2005       13.18    15.54            407      1.39        (0.47)           2.37           346
 Period Ended May 31, 2004(i)      12.05     8.48            155      1.55        (0.67)          10.70+++        344
C Shares
 Year Ended March 31, 2006         13.37    11.11          1,518      2.00        (0.97)           2.05           432
 Period Ended March 31, 2005       13.03    14.76          1,458      2.13        (1.22)           2.39           346
 Period Ended May 31, 2004(j)      12.00     5.34          1,573      2.30        (1.42)           3.09           344
BALANCED FUND
I Shares
 Year Ended March 31, 2006         11.88     5.10##       69,616      0.97         1.73            0.99           133
 Period Ended March 31, 2005***    12.29     3.14        195,680      0.99         1.68            1.02           140
 Year Ended May 31, 2004           12.23     4.24        244,042      1.02         1.50            1.05           116
 Year Ended May 31, 2003           11.92    (0.14)       228,475      1.02         1.74            1.05           102
 Year Ended May 31, 2002           12.18    (3.29)       241,604      1.02         1.78            1.05            95
 Year Ended May 31, 2001           13.18     3.24        209,316      1.01         2.24            1.05            99
A Shares
 Year Ended March 31, 2006         11.94     4.77##        5,811      1.25         1.44            1.28           133
 Period Ended March 31, 2005***    12.35     2.94          8,693      1.28         1.38            1.34           140
 Year Ended May 31, 2004           12.28     3.91          8,902      1.34         1.18            1.54           116
 Year Ended May 31, 2003           11.97    (0.54)         8,285      1.33         1.43            1.55           102
 Year Ended May 31, 2002           12.24    (3.57)         9,020      1.33         1.46            1.55            95
 Year Ended May 31, 2001           13.24     2.91          7,834      1.32         1.93            1.54            99
C Shares
 Year Ended March 31, 2006         11.78     3.97         30,733      1.97         0.72            2.00           133
 Period Ended March 31, 2005***    12.20     2.29         46,026      2.00         0.66            2.05           140
 Year Ended May 31, 2004           12.12     3.12         65,435      2.09         0.42            2.18           116
 Year Ended May 31, 2003           11.82    (1.15)        67,567      2.09         0.67            2.18           102
 Year Ended May 31, 2002           12.07    (4.33)        74,880      2.09         0.71            2.16            95
 Year Ended May 31, 2001           13.07     2.11         67,824      2.07         1.18            2.15            99
LIFE VISION AGGRESSIVE GROWTH FU
I Shares
 Year Ended March 31, 2006         12.32    13.90         52,765      0.21         1.30            0.26            31
 Period Ended March 31, 2005       11.07     9.15         43,283      0.21         1.32            0.34            29
 Year Ended May 31, 2004           10.25    20.34         38,468      0.25         0.39            0.39            44
 Year Ended May 31, 2003            8.55   (10.36)        28,681      0.25         0.33            0.40            50
 Year Ended May 31, 2002            9.57    (6.96)        34,398      0.25         0.17            0.41           101
 Year Ended May 31, 2001           10.31     3.07         23,936      0.25         1.05            0.43           202

      See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.


                                                              Net
                                                           Realized
                                                              and                        Dividends    Distributions
                                 Net Asset      Net       Unrealized                        from          from            Total
                                  Value,     Investment      Gains                          Net         Realized        Dividends
                                 Beginning     Income     (Losses) on       Total From   Investment      Capital           and
                                 of Period     (Loss)     Investments       Operations     Income         Gains       Distributions
                                 ---------   ----------   -----------       ----------   ----------   -------------   -------------
LIFE VISION AGGRESSIVE GROWTH FUND(K)
A Shares
 Year Ended March 31, 2006        $11.05       $ 0.11       $ 1.37            $ 1.48       $(0.11)       $(0.13)         $(0.24)
 Period Ended March 31, 2005       10.23         0.09         0.82              0.91        (0.09)           --           (0.09)
 Period Ended May 31, 2004(l)       9.46        (0.01)(a)     0.81(a)           0.80        (0.03)           --           (0.03)
C Shares
 Period Ended March 31, 2006(m)    11.07         0.08         1.39              1.47        (0.08)        (0.13)          (0.21)
B Shares
 Year Ended March 31, 2006         10.98         0.09         1.34              1.43        (0.09)        (0.13)          (0.22)
 Period Ended March 31, 2005       10.18         0.06         0.80              0.86        (0.06)           --           (0.06)
 Year Ended May 31, 2004            8.53        (0.04)(a)     1.70(a)           1.66        (0.01)           --           (0.01)
 Period Ended May 31, 2003(n)       7.23        (0.01)        1.31              1.30           --            --              --
LIFE VISION CONSERVATIVE FUND(K)
I Shares
 Year Ended March 31, 2006         11.09         0.37         0.17              0.54        (0.36)        (0.06)          (0.42)
 Period Ended March 31, 2005       10.87         0.28         0.28              0.56        (0.30)        (0.04)          (0.34)
 Period Ended May 31, 2004(o)      10.71         0.15(a)      0.14(a)           0.29        (0.13)           --           (0.13)
A Shares
 Year Ended March 31, 2006         11.09         0.33         0.17              0.50        (0.32)        (0.06)          (0.38)
 Period Ended March 31, 2005       10.86         0.24         0.29              0.53        (0.26)        (0.04)          (0.30)
 Period Ended May 31, 2004(p)      10.68         0.12(a)      0.18(a)           0.30        (0.12)           --           (0.12)
C Shares
 Period Ended March 31, 2006(m)    11.08         0.29         0.17              0.46        (0.28)        (0.06)          (0.34)
B Shares
 Year Ended March 31, 2006         11.09         0.28         0.18              0.46        (0.27)        (0.06)          (0.33)
 Period Ended March 31, 2005       10.86         0.20         0.29              0.49        (0.22)        (0.04)          (0.26)
 Year Ended May 31, 2004           10.43         0.17(a)      0.39(a)           0.56        (0.13)           --           (0.13)
 Period Ended May 31, 2003(n)      10.00         0.01         0.42              0.43           --            --              --
LIFE VISION GROWTH AND INCOME FUND(K)
I Shares
 Year Ended March 31, 2006         11.41         0.23         1.02              1.25        (0.23)           --           (0.23)
 Period Ended March 31, 2005       10.76         0.16         0.67              0.83        (0.18)           --           (0.18)
 Year Ended May 31, 2004            9.33         0.14(a)      1.43(a)           1.57        (0.14)           --           (0.14)
 Year Ended May 31, 2003            9.98         0.13        (0.65)            (0.52)       (0.13)           --           (0.13)
 Year Ended May 31, 2002           10.42         0.12        (0.43)            (0.31)       (0.13)           --           (0.13)
 Year Ended May 31, 2001           10.50         0.24         0.40              0.64        (0.25)        (0.47)          (0.72)
A Shares
 Year Ended March 31, 2006         11.39         0.19         1.02              1.21        (0.19)           --           (0.19)
 Period Ended March 31, 2005       10.75         0.13         0.66              0.79        (0.15)           --           (0.15)
 Period Ended May 31, 2004(q)      10.18         0.06(a)      0.58(a)           0.64        (0.07)           --           (0.07)
C Shares
 Period Ended March 31, 2006(r)    11.41         0.15         0.98              1.13        (0.15)           --           (0.15)

                                                                                                Ratio of
                                                                                Ratio of       Expenses to
                                                                    Ratio of       Net           Average
                                                                      Net      Investment      Net Assets
                                   Net                              Expenses     Income        (Excluding
                                  Asset                                to       (Loss) to       Waivers,
                                  Value,             Net Assets,    Average      Average     Reimbursements    Portfolio
                                  End of    Total       End of        Net          Net         and Expense     Turnover
                                  Period   Return+   Period (000)   Assets++    Assets++        Offset)++        Rate
                                  ------   -------   ------------   --------   -----------   ---------------   ---------
LIFE VISION AGGRESSIVE GROWTH FU
A Shares
 Year Ended March 31, 2006        $12.29    13.50%    $    2,619      0.52%        1.06%           0.62%           31%
 Period Ended March 31, 2005       11.05     8.90          2,080      0.55         1.20            1.01            29
 Period Ended May 31, 2004(l)      10.23     8.43            867      0.51        (0.24)           5.15            44
C Shares
 Period Ended March 31, 2006(m)    12.33    13.40          1,146      1.17         0.67            1.22            31
B Shares
 Year Ended March 31, 2006         12.19    13.10          5,756      0.99         0.50            1.10            31
 Period Ended March 31, 2005       10.98     8.44          5,452      1.03         0.53            1.40            29
 Year Ended May 31, 2004           10.18    19.49          4,367      1.00        (0.36)           1.95            44
 Period Ended May 31, 2003(n)       8.53    18.03          1,052      0.89        (0.86)           1.36            50
LIFE VISION CONSERVATIVE FUND(K)
I Shares
 Year Ended March 31, 2006         11.21     4.96          3,066      0.20         3.58            0.56            29
 Period Ended March 31, 2005       11.09     5.18            414      0.17         3.29            1.52           121
 Period Ended May 31, 2004(o)      10.87     2.68             30      0.25         2.41           85.33+++        138
A Shares
 Year Ended March 31, 2006         11.21     4.63          1,324      0.53         3.10            0.83            29
 Period Ended March 31, 2005       11.09     4.88            606      0.56         2.61            1.51           121
 Period Ended May 31, 2004(p)      10.86     2.82            474      0.57         2.06            4.00           138
C Shares
 Period Ended March 31, 2006(m)    11.20     4.22            835      1.03         2.64            1.59            29
B Shares
 Year Ended March 31, 2006         11.22     4.23          5,189      0.97         2.59            1.19            29
 Period Ended March 31, 2005       11.09     4.50          5,635      0.96         2.22            1.67           121
 Year Ended May 31, 2004           10.86     5.38          5,012      0.95         1.54            1.81           138
 Period Ended May 31, 2003(n)      10.43     4.30            800      0.92         0.85            1.39           160
LIFE VISION GROWTH AND INCOME FU
I Shares
 Year Ended March 31, 2006         12.43    11.05         97,964      0.19         1.96            0.24            34
 Period Ended March 31, 2005       11.41     7.77         87,520      0.22         1.82            0.33            59
 Year Ended May 31, 2004           10.76    16.92         75,083      0.25         1.38            0.36            97
 Year Ended May 31, 2003            9.33    (5.16)        59,449      0.25         1.46            0.37           139
 Year Ended May 31, 2002            9.98    (2.97)        77,395      0.25         1.25            0.39           166
 Year Ended May 31, 2001           10.42     6.31         37,550      0.25         2.41            0.39           286
A Shares
 Year Ended March 31, 2006         12.41    10.73          5,737      0.51         1.74            0.58            34
 Period Ended March 31, 2005       11.39     7.37          3,575      0.57         1.55            0.91            59
 Period Ended May 31, 2004(q)      10.75     6.32          1,426      0.56         1.04            1.95            97
C Shares
 Period Ended March 31, 2006(r)    12.39     9.94          2,820      1.15         1.39            1.20            34

      See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.


                                                              Net
                                                           Realized
                                                              and                        Dividends    Distributions
                                 Net Asset      Net       Unrealized                        from          from            Total
                                  Value,     Investment      Gains                          Net         Realized        Dividends
                                 Beginning     Income     (Losses) on       Total From   Investment      Capital           and
                                 of Period     (Loss)     Investments       Operations     Income         Gains       Distributions
                                 ---------   ----------   -----------       ----------   ----------   -------------   -------------
LIFE VISION GROWTH AND INCOME FUND(K)
B Shares
 Year Ended March 31, 2006        $11.39       $ 0.14       $ 1.02            $ 1.16       $(0.14)       $   --          $(0.14)
 Period Ended March 31, 2005       10.74         0.08         0.67              0.75        (0.10)           --           (0.10)
 Year Ended May 31, 2004            9.34         0.07(a)      1.42(a)           1.49        (0.09)           --           (0.09)
 Period Ended May 31, 2003(n)       8.10         0.02         1.24              1.26        (0.02)           --           (0.02)
LIFE VISION MODERATE GROWTH FUND(K)
I Shares
 Year Ended March 31, 2006         10.49         0.29         0.59              0.88        (0.28)        (0.24)          (0.52)
 Period Ended March 31, 2005       10.06         0.20         0.50              0.70        (0.22)        (0.05)          (0.27)
 Year Ended May 31, 2004            9.02         0.16(a)      1.04(a)           1.20        (0.16)           --           (0.16)
 Year Ended May 31, 2003            9.40         0.16        (0.38)            (0.22)       (0.16)           --           (0.16)
 Year Ended May 31, 2002            9.73         0.17        (0.32)            (0.15)       (0.18)           --           (0.18)
 Year Ended May 31, 2001           10.61         0.32         0.20              0.52        (0.34)        (1.06)          (1.40)
A Shares
 Year Ended March 31, 2006         10.48         0.25         0.59              0.84        (0.24)        (0.24)          (0.48)
 Period Ended March 31, 2005       10.05         0.17         0.50              0.67        (0.19)        (0.05)          (0.24)
 Period Ended May 31, 2004(s)       9.58         0.10(a)      0.45(a)           0.55        (0.08)           --           (0.08)
C Shares
 Period Ended March 31, 2006(r)    10.49         0.20         0.57              0.77        (0.20)        (0.24)          (0.44)
B Shares
 Year Ended March 31, 2006         10.46         0.21         0.59              0.80        (0.20)        (0.24)          (0.44)
 Period Ended March 31, 2005       10.03         0.13         0.50              0.63        (0.15)        (0.05)          (0.20)
 Year Ended May 31, 2004            9.00         0.09(a)      1.04(a)           1.13        (0.10)           --           (0.10)
 Period Ended May 31, 2003(n)       8.05         0.03         0.95              0.98        (0.03)           --           (0.03)
LIFE VISION TARGET DATE 2015 FUND(K)
I Shares
 Period Ended March 31, 2006(t)    10.00         0.17         0.82              0.99        (0.13)           --           (0.13)
LIFE VISION TARGET DATE 2025 FUND(K)
I Shares
 Period Ended March 31, 2006(u)    10.00         0.13         1.10              1.23        (0.12)           --           (0.12)
LIFE VISION TARGET DATE 2035 FUND(K)
I Shares
 Period Ended March 31, 2006(v)    10.00         0.13         0.88              1.01        (0.12)           --           (0.12)

                                                                                                Ratio of
                                                                                Ratio of       Expenses to
                                                                    Ratio of       Net           Average
                                                                      Net      Investment      Net Assets
                                   Net                              Expenses     Income        (Excluding
                                  Asset                                to       (Loss) to       Waivers,
                                  Value,             Net Assets,    Average      Average     Reimbursements    Portfolio
                                  End of    Total       End of        Net          Net         and Expense     Turnover
                                  Period   Return+   Period (000)   Assets++    Assets++        Offset)++       Rate(+)
                                  ------   -------   ------------   --------   -----------   ---------------   ---------
LIFE VISION GROWTH AND INCOME FU
B Shares
 Year Ended March 31, 2006        $12.41    10.21%    $   17,829      0.96%        1.21%           1.07%           34%
 Period Ended March 31, 2005       11.39     7.00         16,641      1.01         1.05            1.34            59
 Year Ended May 31, 2004           10.74    15.99         13,060      1.00         0.63            1.61            97
 Period Ended May 31, 2003(n)       9.34    15.57          2,017      0.90         0.39            1.34           139
LIFE VISION MODERATE GROWTH FUND
I Shares
 Year Ended March 31, 2006         10.85     8.48        158,301      0.18         2.63            0.22            34
 Period Ended March 31, 2005       10.49     6.98        132,522      0.21         2.32            0.32            83
 Year Ended May 31, 2004           10.06    13.35        121,659      0.25         1.65            0.36           109
 Year Ended May 31, 2003            9.02    (2.21)        93,722      0.25         1.87            0.36           101
 Year Ended May 31, 2002            9.40    (1.52)        88,592      0.25         1.81            0.36           202
 Year Ended May 31, 2001            9.73     5.28         73,429      0.25         3.04            0.37           247
A Shares
 Year Ended March 31, 2006         10.84     8.16          5,821      0.47         2.38            0.59            34
 Period Ended March 31, 2005       10.48     6.74          8,161      0.47         2.13            0.87            83
 Period Ended May 31, 2004(s)      10.05     5.79          3,541      0.55         1.49            1.27           109
C Shares
 Period Ended March 31, 2006(r)    10.82     7.40          1,674      1.13         1.89            1.19            34
B Shares
 Year Ended March 31, 2006         10.82     7.60         14,073      0.92         1.87            1.06            34
 Period Ended March 31, 2005       10.46     6.28         14,797      0.92         1.59            1.35            83
 Year Ended May 31, 2004           10.03    12.66         13,236      1.00         0.91            1.56           109
 Period Ended May 31, 2003(n)       9.00    12.22          2,691      0.91         0.93            1.34           101
LIFE VISION TARGET DATE 2015 FUN
I Shares
 Period Ended March 31, 2006(t)    10.86     9.94            270      0.20         2.71           13.92+++         25
LIFE VISION TARGET DATE 2025 FUN
I Shares
 Period Ended March 31, 2006(u)    11.11    12.33          1,110      0.20         2.28           11.64+++         17
LIFE VISION TARGET DATE 2035 FUN
I Shares
 Period Ended March 31, 2006(v)    10.89    10.14            590      0.20         2.45           10.98+++         40

      See Notes to Financial Highlights and Notes to Financial Statements.

NOTES TO FINANCIAL HIGHLIGHTS

*    Amount represents less than $0.005.

**   Includes redemption fees of $0.01.

*** Effective June 1, 2004, the Balanced Fund adopted a change in the amortization and accretion methodology on fixed income securities. The cumulative effect of this change in methodology was immaterial.

**** Includes return of capital of $0.003.

+ Total return excludes sales charge. Not annualized for periods less than one year.

++   Annualized for periods less than one year.

+++ Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.

# The Fund had a voluntary reimbursement by the Investment Adviser and affiliates that had no effect on total returns for the period.

## The Fund's total return consists of a voluntary reimbursement by the Investment Adviser and affiliates of 0.09% for a realized investment loss. Excluding this reimbursement, total return would have been 5.01% and 4.68% for the I Shares and A Shares, respectively. There was no effect to total return in C Shares.

### The Fund's total return includes the effect of an asset valuation adjustment as of March 31, 2006. Excluding this effect, total return would have been 27.08% and 26.21% for the A Shares and C Shares, respectively. There was no effect to total return in I Shares.

(+)  Not annualized for periods less than one year.

(a)  Per share data calculated using average shares outstanding method.

(b)  Commenced operations on February 23, 2004.

(c)  Commenced operations on February 27, 2004.

(d)  Commenced operations on November 30, 2001.

(e)  Commenced operations on October 27, 2003.

(f)  Commenced operations on October 14, 2003.

(g)  Commenced operations on October 9, 2003.

(h)  Commenced operations on August 7, 2003.

(i)  Commenced operations on October 8, 2003.

(j)  Commenced operations on October 13, 2003.

(k) The Life Vision Funds and its shareholders indirectly bear a pro rata share of the expenses of the underlying STI Classic Funds. The expense ratios do not include such expenses.

(l)  Commenced operations on October 16, 2003.

(m)  Commenced operations on April 4, 2005.

(n)  Commenced operations on March 11, 2003.

(o)  Commenced operations on November 6, 2003.

(p)  Commenced operations on November 11, 2003.

(q)  Commenced operations on November 5, 2003.

(r)  Commenced operations on April 6, 2005.

(s)  Commenced operations on October 10, 2003.

(t)  Commenced operations on October 12, 2005.

(u)  Commenced operations on October 21, 2005.

(v)  Commenced operations on November 2, 2005.

NOTES TO FINANCIAL STATEMENTS
STI CLASSIC FUNDS  March 31, 2006

1. Organization

The STI Classic Funds (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company offering 53 funds as of March 31, 2006. The Trust is authorized to issue an unlimited number of shares without par value. The financial statements presented herein are those of the Aggressive Growth Stock Fund, the Capital Appreciation Fund, the Emerging Growth Stock Fund, the International Equity Fund, the International Equity Index Fund, the Large Cap Relative Value Fund (formerly the Growth and Income Fund), the Large Cap Value Equity Fund (formerly the Value Income Stock Fund), the Mid-Cap Equity Fund, the Mid-Cap Value Equity Fund, the Quality Growth Stock Fund (formerly the Tax Sensitive Growth Stock Fund), the Small Cap Growth Stock Fund, the Small Cap Value Equity Fund, the Strategic Quantitative Equity Fund, the Balanced Fund, the Life Vision Aggressive Growth Fund, the Life Vision Conservative Fund, the Life Vision Growth and Income Fund, the Life Vision Moderate Growth Fund, the Life Vision Target Date 2015 Fund, the Life Vision Target Date 2025 Fund and the Life Vision Target Date 2035 Fund (each a "Fund" and collectively the "Funds"). The Funds may offer the following share classes: I Shares (formerly T Shares), A Shares and C Shares (formerly L Shares). In addition, the Life Vision Aggressive Growth Fund, the Life Vision Conservative Fund, the Life Vision Growth and Income Fund and the Life Vision Moderate Growth Fund may offer B Shares. The financial statements of the remaining funds are presented separately. The Funds' prospectus provides a description of the Funds' investment objectives, policies and strategies.

The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. Each class of shares has identical rights and privileges except with respect to the fees paid under the Distribution Plan and Distribution and Services Plan, voting rights on matters affecting a single class of shares and sales charges. The A Shares of the Funds (except Life Vision Conservative Fund) have a maximum sales charge on purchases of 5.75% as a percentage of original purchase price. Life Vision Conservative Fund A Shares have a maximum sales charge on purchases of 4.75% as a percentage of original purchase price. Certain purchases of A Shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. The C Shares have a maximum CDSC of 1.00% (2.00% if purchased prior to August 1, 2005) as a percentage of either the original purchase price or the next calculated price after the Funds receive the redemption request, whichever is less, if redeemed within one year of purchase. The B Shares will not be subject to a sales charge but will be subject to a maximum CDSC of 5.00% as a percentage of original purchase price if redeemed within five years of purchase.

Effective August 1, 2005, investors are not able to make new purchases of Class B Shares, except through dividend or distribution reinvestments in Class B Shares and exchanges of Class B Shares of a Fund for Class B Shares of another Fund.

Effective April 30, 2004, the Small Cap Value Equity Fund was closed to new investors.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2. Reorganizations

Aggressive Growth Stock Fund -- The Trust entered into an agreement and plan of reorganization on behalf of the Information and Technology Fund and the Aggressive Growth Stock Fund, that provides for the acquisition by the Aggressive Growth Stock Fund of all of the assets, subject to stated liabilities, of the Information and Technology Fund, in exchange for I Shares, A Shares, and C Shares of the Aggressive Growth Stock Fund, the distribution of such shares to the shareholders of the Information and Technology Fund and

STI CLASSIC FUNDS  March 31, 2006

the dissolution of the Information and Technology Fund. The reorganization, which qualified as a tax-free exchange for Federal income tax purposes, was completed on December 20, 2004 following approval by shareholders of the Information and Technology Fund at a special shareholder meeting. The following is a summary of shares outstanding, net assets and net asset value per share issued immediately before and after the reorganization:

                                                                     Before Reorganization          After Reorganization
                                                              -----------------------------------   --------------------
                                                              Information and   Aggressive Growth    Aggressive Growth
                                                              Technology Fund      Stock Fund            Stock Fund
                                                              ---------------   -----------------   --------------------
Shares......................................................      1,905,466          4,386,350            5,815,961
Net Assets..................................................    $14,935,816        $45,982,135          $60,917,951
Net Asset Value:
  I Shares..................................................    $      8.01        $     10.48          $     10.48
  A Shares..................................................    $      7.98        $     10.45          $     10.45
  C Shares..................................................    $      7.63        $     10.40          $     10.40
  Net unrealized appreciation...............................    $ 1,954,611        $ 3,927,078          $ 5,881,689

Large Cap Relative Value -- The Trust entered into an agreement and plan of reorganization with the CCMI Funds pursuant to which all of the assets, subject to stated liabilities, of each portfolio of the CCMI Funds were transferred to a corresponding series of the Trust in exchange for a corresponding Class of shares of that series. The reorganization, which qualified as a tax-free exchange for Federal income tax purposes, was effective on March 21, 2005, following approval by shareholders of the CCMI Funds at a special shareholder meeting on March 18, 2005. The following is a summary of shares outstanding, net assets and net asset value per share issued immediately before and after the reorganization:

                                                                                                              After
                                                                      Before Reorganization              Reorganization
                                                              --------------------------------------   -------------------
                                                                                 Large Cap Relative    Large Cap Relative
                                                              CCMI Equity Fund       Value Fund            Value Fund
                                                              ----------------   -------------------   -------------------
Shares......................................................       7,387,034          55,660,341             62,266,100
Net Assets..................................................    $106,677,983        $898,832,391         $1,005,510,374
Net Asset Value:
  I Shares (a)..............................................                        $      16.15         $        16.15
  A Shares..................................................    $      14.44
  Net unrealized appreciation...............................    $ 23,786,949        $200,133,667         $  223,920,616

(a) Effective March 21, 2005 the CCMI Equity Fund A Shares merged into the Large Cap Relative Value Fund I Shares.

3. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from these estimates.

     Security Valuation -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sale

STI CLASSIC FUNDS  March 31, 2006

     price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time), as provided by an independent pricing service approved by the Funds' Board of Trustees (the "Board"). If a security price cannot be obtained from an independent, third-party pricing agent, the Funds' administrator shall seek to obtain a bid price from at least one independent broker.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Board. The Funds' Fair Value Procedures will be performed and monitored by a Valuation Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate a security be valued using Fair Value Procedures include, but are not limited to: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee determines the value after taking into consideration relevant information reasonably available to the Committee.

     For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it shall immediately notify the Funds' accounting agent and may preauthorize the Funds' accounting agent to utilize a pricing service authorized by the Board (a "Fair Value Pricing Service") that has been designed to determine a fair value. On a day when a Fair Value Pricing Service is so utilized pursuant to a preauthorization, the Committee need not meet. If the adviser or sub-adviser does not pre-authorize the Fund's accounting agent to utilize a Fair Value Pricing Service, the adviser or sub-adviser will request that a Committee Meeting be called. In addition, the Funds' accounting agent monitors price movements among certain selected indices, securities and/or groups of securities that may be an indicator that the closing prices received earlier in the day from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Funds ("Trigger Points"), the Funds may use a systematic valuation model provided by an independent third party to fair value their international equity securities.

     The assets of the Life Vision Aggressive Growth Fund, the Life Vision Conservative Fund, the Life Vision Growth and Income Fund, the Life Vision Moderate Growth Fund, the Life Vision Target Date 2015 Fund, the Life Vision Target Date 2025 Fund and the Life Vision Target Date 2035 Fund (the "Life Vision Funds") consist of investments in underlying affiliated investment companies, which are valued at their respective daily net asset values. Recognition of net investment income by the Life Vision Funds is affected by the timing of the declaration of dividends by the STI Classic Funds in which the Life Vision Funds invest. Also, in addition to the Life Vision Funds' direct expenses, shareholders bear a proportionate share of the underlying Funds' expenses.

     Security Transactions and Investment Income -- During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security

STI CLASSIC FUNDS  March 31, 2006

     transactions are accounted for on trade date on the last business day of the reporting period. Securities sold are determined on a specific identification basis. Interest income is recognized on an accrual basis and includes amortization or accretion of premium or discount. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion or amortization of purchase discounts or premiums during the respective holding period. Dividend income is recorded on the ex-dividend date.

     Repurchase Agreements -- The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreement"). A third party custodian bank takes possession of the underlying securities ("collateral") of a repurchase agreement, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the repurchase agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     Securities Purchased on a When-Issued Basis -- Delivery and payment for securities that have been purchased by a Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of a Fund's net asset value if the Fund makes such investments while remaining substantially fully invested.

     Foreign Currency Translation -- The books and records of the International Equity and the International Equity Index Funds are maintained in U.S. dollars on the following basis: (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Equity and the International Equity Index Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

     Forward Foreign Currency Contracts -- The International Equity and the International Equity Index Funds may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for Federal income tax purposes. As of March 31, 2006, there were no open forward foreign currency contracts.

     Compensating Balances -- If a Fund has a cash overdraft in excess of $100,000 it is required to deposit an amount equal to 110% of the overdraft in a compensating balance account with its custodian, SunTrust Bank, a wholly-owned subsidiary of SunTrust Banks, Inc., on the following business day. If a Fund has a positive cash balance in excess of $100,000 it is allowed to overdraw an amount equal to 90% of the balance from SunTrust Bank on the following business day. All such deposits to, and overdrafts from, the compensating balance account are non-interest bearing and are for a duration of one business day. This does not apply to the International Equity Fund or International Equity Index Fund.

     Expenses -- Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses, such as distribution fees, if any, are borne by that class. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets or another appropriate basis.

STI CLASSIC FUNDS  March 31, 2006

     Classes -- Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes within a Fund on the basis of the relative daily net assets.

     Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid each calendar quarter by the Funds, except for the International Equity and the International Equity Index Funds, which distribute income annually. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. However, to the extent that net realized capital gains can be offset by capital loss carryovers, such gains will not be distributed.

     Redemption Fees -- A redemption fee of 2% of the value of the shares sold will be imposed on shares redeemed within seven days or less after the date of purchase (60 days or less for the International Equity and International Equity Index Funds) unless the redemption is excluded under the Funds' Redemption Fee Policy. For the year ended March 31, 2006, the Funds collected redemption fees which are disclosed on the Statements of Changes in Net Assets. Redemption Fees are recorded as an addition to paid-in capital.

4. Agreements and Other Transactions with Affiliates

     Investment Advisory Agreement -- The Trust and Trusco Capital Management, Inc. (the "Investment Adviser"), a wholly-owned subsidiary of SunTrust Banks, Inc., have entered into advisory agreements. Zevenbergen Capital, Inc. serves as the Sub-Adviser for the Aggressive Growth Stock Fund and Emerging Growth Stock Fund.

     Under revised terms of the agreements dated August 1, 2005, the Funds are charged the following annual fees, which are computed daily and paid monthly based upon average daily net assets. Breakpoints are used in computing the advisory fee. The maximum annual advisory fee is charged on average daily net assets of each Fund up to $500 million, a discount of 5% applies on the next $500 million, a discount of 10% applies on amounts over $1 billion. Fee rates for the period August 1, 2005 through March 31, 2006 were as follows:

                                                                     Maximum Annual      Net Annual
                                                                     Advisory Fee(%)    Fees Paid(%)
                                                                    -----------------   -------------
      Capital Appreciation Fund...................................        0.92              0.92
      International Equity Fund...................................        1.15              1.13
      International Equity Index Fund.............................        0.50              0.49
      Large Cap Relative Value Fund...............................        0.83              0.81
      Large Cap Value Equity Fund.................................        0.78              0.78
      Mid-Cap Equity Fund.........................................        1.00              1.00
      Mid-Cap Value Equity Fund...................................        1.00              1.00
      Quality Growth Stock Fund...................................        0.85              0.83
      Small Cap Growth Stock Fund.................................        1.12              1.09
      Small Cap Value Equity Fund.................................        1.13              1.13
      Strategic Quantitative Equity Fund..........................        0.85              0.85
      Balanced Fund...............................................        0.85              0.85
      Life Vision Aggressive Growth Fund..........................        0.10              0.10
      Life Vision Conservative Fund...............................        0.10                --
      Life Vision Growth and Income Fund..........................        0.10              0.10
      Life Vision Moderate Growth Fund............................        0.10              0.09
      Life Vision Target Date 2015 Fund...........................        0.10              0.10
      Life Vision Target Date 2025 Fund...........................        0.10              0.10
      Life Vision Target Date 2035 Fund...........................        0.10              0.10

STI CLASSIC FUNDS  March 31, 2006

     For their services as Investment Adviser and Sub-Adviser, respectively, the Investment Adviser and Zevenbergen Capital, Inc. receive aggregate annual fees from the Aggressive Growth Stock and Emerging Growth Stock Funds, which are computed daily and paid monthly based upon average daily net assets. Fee rates for the period August 1, 2005 through March 31, 2006 were as follows:

                                                                     Maximum Annual      Net Annual
                                                                     Advisory Fee(%)    Fees Paid(%)
                                                                    -----------------   -------------
      Aggressive Growth Stock Fund................................        1.10              1.09
      Emerging Growth Stock Fund..................................        1.10              1.09

     Prior to August 1, 2005, the Funds that were in operation during that period paid the following annual fees which were computed daily and paid monthly based upon average daily net assets. Fee rates for the period April 1, 2005 through July 31, 2005, including the aggregate fees paid to the Investment Adviser and Sub-Adviser for the Aggressive Growth Stock and Emerging Growth Stock Funds, were as follows:

                                                                     Maximum Annual      Net Annual
                                                                     Advisory Fee(%)    Fees Paid(%)
                                                                    -----------------   -------------
      Aggressive Growth Stock Fund................................        1.25              1.06
      Capital Appreciation Fund...................................        1.15              1.14
      Emerging Growth Stock Fund..................................        1.25              1.12
      International Equity Fund...................................        1.25              1.25
      International Equity Index Fund.............................        0.90              0.84
      Large Cap Relative Value Fund...............................        0.90              0.90
      Large Cap Value Equity Fund.................................        0.80              0.80
      Mid-Cap Equity Fund.........................................        1.15              1.15
      Mid-Cap Value Equity Fund...................................        1.25              1.18
      Quality Growth Stock Fund...................................        1.15              1.11
      Small Cap Growth Stock Fund.................................        1.15              1.15
      Small Cap Value Equity Fund.................................        1.15              1.15
      Strategic Quantitative Equity Fund..........................        1.15              1.00
      Balanced Fund...............................................        0.95              0.92
      Life Vision Aggressive Growth Fund..........................        0.25              0.12
      Life Vision Conservative Fund...............................        0.25                --
      Life Vision Growth and Income Fund..........................        0.25              0.14
      Life Vision Moderate Growth Fund............................        0.25              0.16

     The Investment Adviser has contractually agreed, effective August 1, 2005 until at least August 1, 2007, to waive fees and/or reimburse each Fund to the extent necessary to maintain each Fund's Total Fund Operating Expenses, expressed as a percentage of average daily net assets, as noted below:

                                                                               Total Operating
                                                                                 Expenses(%)
                                                                               ---------------
      Life Vision Aggressive Growth Fund..........................  I Shares        0.20
      Life Vision Aggressive Growth Fund..........................  A Shares        0.50
      Life Vision Aggressive Growth Fund..........................  C Shares        1.20
      Life Vision Aggressive Growth Fund..........................  B Shares        0.95
      Life Vision Conservative Fund...............................  I Shares        0.20
      Life Vision Conservative Fund...............................  A Shares        0.50
      Life Vision Conservative Fund...............................  C Shares        1.20
      Life Vision Conservative Fund...............................  B Shares        0.95

STI CLASSIC FUNDS  March 31, 2006

                                                                               Total Operating
                                                                                 Expenses(%)
                                                                               ---------------
      Life Vision Growth and Income Fund..........................  I Shares        0.20
      Life Vision Growth and Income Fund..........................  A Shares        0.50
      Life Vision Growth and Income Fund..........................  C Shares        1.20
      Life Vision Growth and Income Fund..........................  B Shares        0.95
      Life Vision Moderate Growth Fund............................  I Shares        0.20
      Life Vision Moderate Growth Fund............................  A Shares        0.50
      Life Vision Moderate Growth Fund............................  C Shares        1.20
      Life Vision Moderate Growth Fund............................  B Shares        0.95
      Life Vision Target Date 2015 Fund...........................  I Shares        0.20
      Life Vision Target Date 2015 Fund...........................  A Shares        0.50
      Life Vision Target Date 2015 Fund...........................  C Shares        1.20
      Life Vision Target Date 2025 Fund...........................  I Shares        0.20
      Life Vision Target Date 2025 Fund...........................  A Shares        0.50
      Life Vision Target Date 2025 Fund...........................  C Shares        1.20
      Life Vision Target Date 2035 Fund...........................  I Shares        0.20
      Life Vision Target Date 2035 Fund...........................  A Shares        0.50
      Life Vision Target Date 2035 Fund...........................  C Shares        1.20

     Also effective August 1, 2005, the Investment Adviser may retain the difference between the Total Operating Expense and the actual total expense ratio to recapture any of its prior waivers or reimbursements, until August 1, 2008. Such repayments shall be made monthly, but only to the extent that such repayments would not cause the annualized total expense ratio to exceed the Total Operating Expense in place at that time. As of March 31, 2006, the fee repayments that may potentially be made to the Investment Adviser are as follows (in thousands):

                                                                     Amount($)
                                                                     ----------
      Life Vision Aggressive Growth Fund..........................        2
      Life Vision Conservative Fund...............................       21
      Life Vision Growth and Income Fund..........................        1
      Life Vision Moderate Growth Fund............................       10

     During the year ended March 31, 2006, the Investment Adviser also voluntarily waived fees in the Funds in order to maintain a more competitive expense ratio for shareholders. These voluntary waivers will not be recouped by the Investment Adviser in subsequent years.

     Administration, Fund Accounting and Transfer Agency Agreement -- The Trust and STI Classic Variable Trust are parties to a Master Services Agreement with BISYS Fund Services Ohio, Inc. (the "Administrator"), under which the Administrator provides administrative, fund accounting, transfer agent and shareholder services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and STI Class Variable Trust) of: 0.0275% up to $25 billion, 0.0225% on the next $5 billion and 0.0175% on amounts over $30 billion plus an additional class fee of $2,593 per class annually, applicable to each additional class of shares over 145 total classes of shares.

     The Master Services Agreement provides for the Administrator to pay certain insurance premiums for the Trust and STI Classic Variable Trust, including $300,000 toward the premium for Directors and Officers Liability/Errors and Omissions insurance coverage, and $25,000 toward the premium for Fidelity Bond coverage. The Administrator has agreed, under the terms of the Master Services Agreement, to pay certain legal expenses for the benefit of the Trust and the Classic Variable Trust relating to administrative

STI CLASSIC FUNDS  March 31, 2006

     service matters. The Master Services Agreement further provides for the Administrator to waive a portion of its fees for the benefit of shareholders. Such payments and fee waivers are expected to total approximately $400,000 to $650,000 annually, and will not be recouped by the Administrator in subsequent years.

     Transfer Agency Agreement -- Prior to December 12, 2005, SunTrust Investment Services ("STIS"), a wholly-owned subsidiary of SunTrust Banks, Inc., provided certain transfer agency account activity processing and servicing to the Trust. STIS received transfer agency service fees based upon a monthly per account charge for the total shareholder accounts at the Trust's transfer agent. These fees are included in the Transfer Agent Fees on the Statements of Operations.

     Distribution Agreement -- The Trust and BISYS Fund Services Limited Partnership (the "Distributor") are parties to a Distribution Services Agreement. The Distributor receives no fees for its distribution services under the agreement for the I Shares of any Fund. With respect to the A Shares, C Shares and B Shares, the Distributor receives amounts, pursuant to a Distribution Plan and (in the case of C Shares and B Shares) a Distribution and Service Plan, based upon average daily net assets of each respective class which are computed daily and paid monthly. These fees, expressed as a percentage of average daily net assets, for the period August 1, 2005 through March 31, 2006 are as follows:

                                                              Board Approved       Board Approved and     Board Approved and
                                                               and Charged              Charged                Charged
                                                           A Share Distribution   C Share Distribution   B Share Distribution
                                                                  Fee(%)           and Service Fee(%)     and Service Fee(%)
                                                           --------------------   --------------------   --------------------
      Aggressive Growth Stock Fund.......................          0.30                   1.00                    N/A
      Capital Appreciation Fund..........................          0.30                   1.00                    N/A
      Emerging Growth Stock Fund.........................          0.30                   1.00                    N/A
      International Equity Fund..........................          0.30                   1.00                    N/A
      International Equity Index Fund....................          0.30                   1.00                    N/A
      Large Cap Relative Value Fund......................          0.25                   1.00                    N/A
      Large Cap Value Equity Fund........................          0.30                   1.00                    N/A
      Mid-Cap Equity Fund................................          0.30                   1.00                    N/A
      Mid-Cap Value Equity Fund..........................          0.30                   1.00                    N/A
      Quality Growth Stock Fund..........................          0.30                   1.00                    N/A
      Small Cap Growth Stock Fund........................          0.30                   1.00                    N/A
      Small Cap Value Equity Fund........................          0.25                   0.25                    N/A
      Strategic Quantitative Equity Fund.................          0.25                   1.00                    N/A
      Balanced Fund......................................          0.28                   1.00                    N/A
      Life Vision Aggressive Growth Fund.................          0.30                   1.00                   0.75
      Life Vision Conservative Fund......................          0.30                   1.00                   0.75
      Life Vision Growth and Income Fund.................          0.30                   1.00                   0.75
      Life Vision Moderate Growth Fund...................          0.30                   1.00                   0.75
      Life Vision Target Date 2015 Fund..................          0.30                   1.00                    N/A
      Life Vision Target Date 2025 Fund..................          0.30                   1.00                    N/A
      Life Vision Target Date 2035 Fund..................          0.30                   1.00                    N/A

STI CLASSIC FUNDS  March 31, 2006

     Prior to August 1, 2005, with respect to the A Shares, C Shares and B Shares, the Distributor received amounts, pursuant to a Distribution Plan and (in the case of C Shares and B Shares) a Distribution and Service Plan, based upon average daily net assets of each respective class which were computed daily and paid monthly. These fees, expressed as a percentage of average daily net assets, for the Funds that were in operation during the period April 1, 2005 through July 31, 2005 were as follows:

                                                                          Maximum                        Maximum
                                           Maximum                        C Share                        B Share
                                           A Share       Net Annual    Distribution     Net Annual    Distribution     Net Annual
                                        Distribution        Fees            and            Fees            and            Fees
                                           Fee(%)         Paid(%)     Service Fee(%)     Paid(%)     Service Fee(%)     Paid(%)
                                       ---------------   ----------   ---------------   ----------   ---------------   ----------
      Aggressive Growth Stock Fund...       0.35            0.35           1.00            0.92            N/A             N/A
      Capital Appreciation Fund......       0.68            0.68           1.00            1.00            N/A             N/A
      Emerging Growth Stock Fund.....       0.35            0.35           1.00            0.88            N/A             N/A
      International Equity Fund......       0.33            0.33           1.00            1.00            N/A             N/A
      International Equity Index
        Fund.........................       0.38            0.38           1.00            1.00            N/A             N/A
      Large Cap Relative Value Fund..       0.25            0.23           1.00            0.98            N/A             N/A
      Large Cap Value Equity Fund....       0.33            0.33           1.00            1.00            N/A             N/A
      Mid-Cap Equity Fund............       0.43            0.43           1.00            1.00            N/A             N/A
      Mid-Cap Value Equity Fund......       0.40            0.40           1.00            0.70            N/A             N/A
      Quality Growth Stock Fund......       0.40            0.40           1.00            1.00            N/A             N/A
      Small Cap Growth Stock Fund....       0.50            0.40           1.00            1.00            N/A             N/A
      Small Cap Value Equity Fund....       0.33            0.25           1.00            0.25            N/A             N/A
      Strategic Quantitative Equity
        Fund.........................       0.25            0.25           1.00            1.00            N/A             N/A
      Balanced Fund..................       0.28            0.28           1.00            1.00            N/A             N/A
      Life Vision Aggressive Growth
        Fund.........................       0.50            0.34           1.00            0.78           1.00            0.83
      Life Vision Conservative
        Fund.........................       0.40            0.40           1.00            0.28           1.00            0.80
      Life Vision Growth and Income
        Fund.........................       0.50            0.36           1.00            0.78           1.00            0.81
      Life Vision Moderate Growth
        Fund.........................       0.50            0.24           1.00            0.75           1.00            0.69

     Custodian Agreements -- SunTrust Bank acts as Custodian for the Funds, except for the International Equity Fund and the International Equity Index Fund, which has appointed Brown Brothers Harriman & Co. as Custodian. The Funds pay custody fees on the basis of net assets and transaction costs.

     Other -- Certain officers of the Trust are also officers of the Investment Adviser, the Administrator and/or the Distributor. Such officers receive no fees from the Trust for serving as officers of the Trust. Each of the trustees receives an annual retainer fee and an additional fee for each meeting attended. Trustees receive additional fee for attendance at committee meetings. The current fees are as follows:

                                                                    Chairman($)   Trustee($)
                                                                    -----------   ----------
      Annual Retainer.............................................     50,000       40,000
      Regular Meeting Fee.........................................      7,500        6,000
      Special Meeting Fee.........................................      3,750        3,000
      Committee Meeting Fee.......................................      4,500        2,500

     Trustees are also reimbursed for certain expenses incurred. The Investment Adviser provides services to the Trust and the STI Classic Variable Trust to ensure compliance with applicable laws and regulations. In addition, the Investment Adviser has designated a dedicated compliance staff and an employee to serve as Chief Compliance Officer. The Investment Adviser received a fee totaling $120,000 for these services during the year ended March 31, 2006. The Investment Adviser has expanded the scope of its compliance

STI CLASSIC FUNDS  March 31, 2006

     services to the Trust and the STI Classic Variable Trust and, effective April 1, 2006, will receive annual fees totaling $475,000 for the fiscal year ending March 31, 2007. In addition, the Administrator provides an employee and staff to assist the Chief Compliance Officer for the Trust, including providing certain related services, and receives an annual fee of $150,000 for providing these services. The fees above are allocated across the assets of the Trust and the STI Classic Variable Trust. For the year ended March 31, 2006, the total amount paid by the Trust related to trustees and compliance services was $961,554.

     During the period the Investment Adviser reimbursed the International Equity Fund and the International Equity Index Fund $1,870 and $6,506, respectively, for losses relating to the application of revised foreign exchange rates.

     On February 27, 2006, the Balanced Fund received a redemption request of approximately $53,000,000, which represented approximately 31% of the net assets of that Fund as of that date. The Investment Adviser immediately sold significant security positions sufficient to generate the amount of cash required to satisfy the redemption request. These sales were conducted in an expedited manner not contemplated in the ordinary operations of the Fund. As a result, certain of the securities were sold at prices less than those achievable in the ordinary operations of the Fund. The Investment Adviser determined the security sales, if undertaken in the ordinary operations of the Fund, would have resulted in additional sales proceeds to the Fund. Accordingly, the Investment Adviser and an affiliate of the Investment Adviser, contributed a total of $71,348 to the Balanced Fund, such that shareholders were unaffected by the impact of the expedited security sales.

     The Trust has entered into an agreement with SunTrust Robinson Humphrey, a division of SunTrust Capital Markets, Inc., which is a direct non-bank subsidiary of SunTrust Banks, Inc., to act as an agent in placing repurchase agreements for the Trust. For the year ended March 31, 2006, the following Funds paid SunTrust Robinson Humphrey, through a reduction in the yield earned by the Funds on those repurchase agreements, the following amounts (in thousands):

                                                                    Fees($)
                                                                    -------
      Aggressive Growth Stock Fund................................      2
      Capital Appreciation Fund...................................      8
      Emerging Growth Stock Fund..................................     --
      Large Cap Value Equity Fund.................................     11
      Mid-Cap Equity Fund.........................................      6
      Quality Growth Stock Fund...................................      1
      Small Cap Growth Stock Fund.................................     21
      Small Cap Value Equity Fund.................................      6
      Strategic Quantitative Equity Fund..........................      2
      Balanced Fund...............................................      3
      Amounts designated as "--" round to less than $1,000.

5. Investment Transactions

The cost of purchases and the proceeds from sales and maturities of securities, excluding short-term investments and U.S. Government securities, for the year ended March 31, 2006 were as follows (in thousands):

                                                                                     Sales and
                                                                    Purchases($)   Maturities($)
                                                                    ------------   -------------
      Aggressive Growth Stock Fund................................      202,926         33,727
      Capital Appreciation Fund...................................    1,165,303      1,537,573
      Emerging Growth Stock Fund..................................       50,324         32,262
      International Equity Fund...................................      682,173        392,894

STI CLASSIC FUNDS  March 31, 2006

                                                                                     Sales and
                                                                    Purchases($)   Maturities($)
                                                                    ------------   -------------
      International Equity Index Fund.............................      156,355         40,795
      Large Cap Relative Value Fund...............................      939,317        724,082
      Large Cap Value Equity Fund.................................      906,734      1,009,228
      Mid-Cap Equity Fund.........................................      557,980        418,623
      Mid-Cap Value Equity Fund...................................      357,945        357,597
      Quality Growth Stock Fund...................................      117,387        170,870
      Small Cap Growth Stock Fund.................................    1,632,072      1,265,231
      Small Cap Value Equity Fund.................................      434,849        607,379
      Strategic Quantitative Equity Fund..........................      888,936        718,475
      Balanced Fund...............................................      114,509        219,834
      Life Vision Aggressive Growth Fund..........................       20,976         16,373
      Life Vision Conservative Fund...............................        5,491          2,467
      Life Vision Growth and Income Fund..........................       39,412         37,029
      Life Vision Moderate Growth Fund............................       62,761         52,755
      Life Vision Target Date 2015 Fund...........................          269             43
      Life Vision Target Date 2025 Fund...........................        1,030             38
      Life Vision Target Date 2035 Fund...........................          633            103

The cost of purchases and proceeds from sales and maturities of long-term U.S. Government securities for the Balanced Fund during the year ended March 31, 2006, in thousands, was $137,487 and $188,420, respectively.

6. Federal Tax Policies and Information

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with each applicable country's tax rules and rates.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. foreign currency transactions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

At March 31, 2006, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were different from amounts reported for financial reporting purposes. These differences were generally due to losses on wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for securities held by the Funds at March 31, 2006, are presented on each Fund's Schedule of Portfolio Investments.

The tax character of distributions paid to shareholders during the year ended March 31, 2006 was as follows (in thousands):

                                                               Distributions Paid From
                                                              -------------------------
                                                                 Net         Net Long         Total
                                                              Investment   Term Capital   Distributions
Fund                                                          Income($)      Gains($)       Paid($)*
----                                                          ----------   ------------   -------------
Aggressive Growth Stock Fund................................          5            --              5
Capital Appreciation Fund...................................      2,820        33,118         35,938

STI CLASSIC FUNDS  March 31, 2006

                                                               Distributions Paid From
                                                              -------------------------
                                                                 Net         Net Long         Total
                                                              Investment   Term Capital   Distributions
Fund                                                          Income($)      Gains($)       Paid($)*
----                                                          ----------   ------------   -------------
Emerging Growth Stock Fund..................................         --            --             --
International Equity Fund...................................      8,844            --          8,844
International Equity Index Fund.............................      9,687            --          9,687
Large Cap Relative Value Fund...............................     20,863        51,016         71,879
Large Cap Value Equity Fund.................................     14,910            --         14,910
Mid-Cap Equity Fund.........................................      1,670        16,129         17,799
Mid-Cap Value Equity Fund...................................      8,090        15,245         23,335
Quality Growth Stock Fund...................................        529            --            529
Small Cap Growth Stock Fund.................................     14,140        97,800        111,940
Small Cap Value Equity Fund.................................     13,487       141,539        155,026
Strategic Quantitative Equity Fund..........................     12,192           588         12,780
Balanced Fund...............................................      3,711        10,492         14,203
Life Vision Aggressive Growth Fund..........................        652           617          1,269
Life Vision Conservative Fund...............................        309            --            309
Life Vision Growth and Income Fund..........................      2,058            --          2,058
Life Vision Moderate Growth Fund............................      5,382         2,321          7,703
Life Vision Target Date 2015 Fund...........................          2            --              2
Life Vision Target Date 2025 Fund...........................          2            --              2
Life Vision Target Date 2035 Fund...........................          3            --              3

---------------

* Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

Amounts designated as "--" are either $0 or have been rounded to $0.

The tax character of distributions paid to shareholders during the period ended March 31, 2005 was as follows (in thousands):

                                                               Distributions Paid From
                                                              -------------------------
                                                                 Net         Net Long         Total
                                                              Investment   Term Capital   Distributions
Fund                                                          Income($)      Gains($)       Paid($)*
----                                                          ----------   ------------   -------------
Aggressive Growth Stock Fund................................        --            --              --
Capital Appreciation Fund...................................     2,919        26,372          29,291
Emerging Growth Stock Fund..................................        --            --              --
International Equity Fund...................................     4,175            --           4,175
International Equity Index Fund.............................     8,680            --           8,680
Large Cap Relative Value Fund...............................    14,777        18,982          33,759
Large Cap Value Equity Fund.................................    12,627            --          12,627
Mid-Cap Equity Fund.........................................       987            --             987
Mid-Cap Value Equity Fund...................................     1,946            --           1,946
Quality Growth Stock Fund...................................       178            --             178
Small Cap Growth Stock Fund.................................    33,850        71,394         105,244
Small Cap Value Equity Fund.................................     9,030        50,922          59,952
Strategic Quantitative Equity Fund..........................     3,904           932           4,836
Balanced Fund...............................................     4,430         2,651           7,081
Life Vision Aggressive Growth Fund..........................     8,680            --           8,680

STI CLASSIC FUNDS  March 31, 2006

                                                               Distributions Paid From
                                                              -------------------------
                                                                 Net         Net Long         Total
                                                              Investment   Term Capital   Distributions
Fund                                                          Income($)      Gains($)       Paid($)*
----                                                          ----------   ------------   -------------
Life Vision Conservative Fund...............................       492            --             492
Life Vision Growth and Income Fund..........................       142             1             143
Life Vision Moderate Growth Fund............................     1,550            --           1,550

---------------

* Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

Amounts designated as "--" are either $0 or have been rounded to $0.

The tax character of distributions paid to shareholders during the year ended May 31, 2004 was as follows (in thousands):

                                                       Distributions paid from
                                                    -----------------------------
                                                       Net                                                              Total
                                                    Investment    Net Long Term      Total Taxable     Return of    Distributions
                       Fund                         Income($)    Capital Gains($)   Distributions($)   Capital($)     Paid($)*
                       ----                         ----------   ----------------   ----------------   ----------   -------------
Aggressive Growth Stock Fund......................        --              --                 --               --            --
Capital Appreciation Fund.........................        --              --                 --               --            --
Emerging Growth Stock Fund........................        --              --                 --               --            --
International Equity Fund.........................     3,509              --              3,509               --         3,509
International Equity Index Fund...................     4,082              --              4,082               --         4,082
Large Cap Relative Value Fund.....................     7,461              --              7,461               --         7,461
Large Cap Value Equity Fund.......................    10,772              --             10,772               --        10,772
Mid-Cap Equity Fund...............................       922              --                922               --           922
Mid-Cap Value Equity Fund.........................       654              --                654               --           654
Small Cap Growth Stock Fund.......................        --              --                 --               --            --
Small Cap Value Equity Fund.......................     2,438              --              2,438               --         2,438
Strategic Quantitative Equity Fund................       994              --                994               --           994
Balanced Fund.....................................     4,343              --              4,343               --         4,343
Life Vision Aggressive Growth Fund................       124              --                124               12           136
Life Vision Conservative Fund.....................        50              --                 50               --            50
Life Vision Growth and Income Fund................     1,035              --              1,035               --         1,035
Life Vision Moderate Growth Fund..................     1,846              --              1,846               --         1,846

---------------

* Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

Amounts designated as "--" are either $0 or have been rounded to $0.

As of March 31, 2006 the components of accumulated earnings (deficit) on a tax basis were as follows (in thousands):

                                  Undistributed    Undistributed                                      Accumulated
                                    Ordinary         Long Term       Accumulated   Distributions      Capital and
                                    Income($)     Capital Gains($)   Earnings($)    Payable($)     Other Losses($)**
                                  -------------   ----------------   -----------   -------------   -----------------
Aggressive Growth Stock Fund....         --                --              --            --              (8,578)
Capital Appreciation Fund.......     15,134            39,578          54,712            --                  --
Emerging Growth Stock Fund......         --                --              --            --                (525)
International Equity Fund.......      6,616                --           6,616            --             (25,734)
International Equity Index
  Fund..........................      3,719                --           3,719            --             (52,744)
Large Cap Relative Value Fund...     19,947            51,873          71,820            --                  --
Large Cap Value Equity Fund.....         11                --              11            --             (30,146)
Mid-Cap Equity Fund.............        143             4,696           4,839            --                  --
Mid-Cap Value Equity Fund.......     10,520             5,819          16,339            --                  --
Quality Growth Stock Fund.......         --                --              --            --            (194,445)
Small Cap Growth Stock Fund.....     15,457            52,014          67,471            --                (665)

                                                            Total
                                       Unrealized        Accumulated
                                      Appreciation         Earnings
                                  (Depreciation)($)***   (Deficit)($)
                                  --------------------   ------------
Aggressive Growth Stock Fund....         30,395              21,817
Capital Appreciation Fund.......        165,717             220,429
Emerging Growth Stock Fund......         10,759              10,234
International Equity Fund.......        195,533             176,415
International Equity Index
  Fund..........................        216,841             167,816
Large Cap Relative Value Fund...        267,062             338,882
Large Cap Value Equity Fund.....        114,943              84,808
Mid-Cap Equity Fund.............         59,696              64,535
Mid-Cap Value Equity Fund.......         21,142              37,481
Quality Growth Stock Fund.......         27,551            (166,894)
Small Cap Growth Stock Fund.....        370,097             436,903

STI CLASSIC FUNDS  March 31, 2006

                                  Undistributed    Undistributed                                      Accumulated
                                    Ordinary         Long Term       Accumulated   Distributions      Capital and
                                    Income($)     Capital Gains($)   Earnings($)    Payable($)     Other Losses($)**
                                  -------------   ----------------   -----------   -------------   -----------------
Small Cap Value Equity Fund.....     26,284            64,964          91,248            --                  --
Strategic Quantitative Equity
  Fund..........................      1,418             6,098           7,516            --                  --
Balanced Fund...................      2,428             4,053           6,481            --                  --
Life Vision Aggressive Growth
  Fund..........................         99             1,021           1,120            --                  --
Life Vision Conservative Fund...         31                69             100            --                  --
Life Vision Growth and Income
  Fund..........................         40             2,609           2,649            --                  --
Life Vision Moderate Growth
  Fund..........................        395             2,551           2,946            --                  --
Life Vision Target Date 2015
  Fund..........................         --                 3               3            --                  --
Life Vision Target Date 2025
  Fund..........................          1                 1               2            --                  --
Life Vision Target Date 2035
  Fund..........................          1                 4               5            --                  --

                                                            Total
                                       Unrealized        Accumulated
                                      Appreciation         Earnings
                                  (Depreciation)($)***   (Deficit)($)
                                  --------------------   ------------
Small Cap Value Equity Fund.....        234,779             326,027
Strategic Quantitative Equity
  Fund..........................         12,836              20,352
Balanced Fund...................          8,174              14,655
Life Vision Aggressive Growth
  Fund..........................         10,110              11,230
Life Vision Conservative Fund...            219                 319
Life Vision Growth and Income
  Fund..........................         17,077              19,726
Life Vision Moderate Growth
  Fund..........................         15,961              18,907
Life Vision Target Date 2015
  Fund..........................             11                  14
Life Vision Target Date 2025
  Fund..........................             18                  20
Life Vision Target Date 2035
  Fund..........................             17                  22

---------------

** As of the latest tax year end of March 31, 2006, the following Funds had net capital loss carryovers to offset future net capital gains, if any, to the extent provided by the Treasury regulations (in thousands). To the extent that these carryovers are used to offset future gains, it is probable that the gains so offset will not be distributed to shareholders:

                                                                                            Expires
                                                              -------------------------------------------------------------------
                                                              2007($)   2009($)   2010($)   2011($)   2012($)   2013($)   2014($)
                                                              -------   -------   -------   -------   -------   -------   -------
    Aggressive Growth Stock Fund............................     --          --    3,369        --        --     1,399     2,683
    Emerging Growth Stock Fund..............................     --          --       --        --        --       525        --
    International Equity Fund...............................     --          --       --     8,547    17,051        --        --
    International Equity Index Fund.........................     --          --   23,637    16,546     9,207     3,126        --
    Large Cap Value Equity Fund.............................     --       1,204       --    28,942        --        --        --
    Quality Growth Stock Fund...............................     --     132,265   52,653     9,527        --        --        --
    Small Cap Growth Stock Fund.............................    665          --       --        --        --        --        --

   As of March 31, 2006, the Aggressive Growth Stock Fund has additional capital loss carryforwards, subject to any applicable limitations on availability, to offset future gains, if any, as the successor of a merger with the Information and Technology Fund. This amount is $3,369,014 expiring in 2010.

   During the year ended March 31, 2006, the Aggressive Growth Stock Fund, Emerging Growth Stock Fund, International Equity Fund, International Equity Index Fund, Large Cap Value Equity Fund, Mid-Cap Equity Fund, Quality Growth Stock Fund, Small Cap Growth Fund, Life Vision Aggressive Growth Fund and Life Vision Growth and Income Fund, utilized $2,683, $634, $47,966, $6,424, $56,312, $11,269, $16,770, $665, $52 and $1,183 in capital loss carryforwards, respectively, (in thousands).

   Net Capital Losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. The Aggressive Growth Stock Fund, International Equity Fund and International Equity Index Fund have incurred and will elect to defer $1,127, $136 and $228, respectively, (in thousands).

*** The differences between book-basis and tax-basis unrealized appreciation
    (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

7. Risks

The International Equity and International Equity Index Funds invest in securities of foreign issuers in various countries. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers, including governments, in emerging market countries may be more precarious than in other countries. As a

STI CLASSIC FUNDS  March 31, 2006

result, there will tend to be a decreased risk of price volatility associated with these Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

8. Securities Lending

The Capital Appreciation Fund, International Equity Fund, International Equity Index Fund, Large Cap Relative Value Fund, Large Cap Value Equity Fund, Mid-Cap Equity Fund, Mid-Cap Value Equity Fund, Quality Growth Stock Fund, Small Cap Growth Stock Fund, Small Cap Value Equity Fund and Balanced Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board. These loans may not exceed either (i) 50% of the sum of the market value of all securities of the Fund and the market value of the loan collateral or (ii) 33.33% of the total market value of all securities of the Fund. No Fund will lend portfolio securities to its investment adviser, sub-adviser, or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities. The value of the collateral is at least 100% of the market value of the securities loaned. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

A fee will be obtained from the borrower if letters of credit or U.S. government securities are used as collateral. Cash collateral received in connection with securities lending is invested in the CSFB Enhanced Liquidity Portfolio (the "Portfolio"). This investment may consist of money market mutual funds registered under the Investment Company Act of 1940 and money market instruments including commercial paper, repurchase agreements, U.S. Treasury Bills and U.S. Agency Obligations. At March 31, 2006, the Portfolio was invested in certificates of deposit, repurchase agreements, asset backed securities and corporate bonds (with interest rates ranging from 4.58% to 5.09% and maturity dates ranging from 04/03/06 to 04/17/17).

The Funds paid fees for security lending for the year ended March 31, 2006, which have been netted against the Securities Lending Income on the Statements of Operations. These fees are presented below (in thousands):

                                                              Fees($)
                                                              -------
Capital Appreciation Fund...................................    109
International Equity Fund...................................    148
International Equity Index Fund.............................    159
Large Cap Relative Value Fund...............................     93
Large Cap Value Equity Fund.................................     43
Mid-Cap Equity Fund.........................................     50
Mid-Cap Value Equity Fund...................................     18
Quality Growth Stock Fund...................................      4
Small Cap Growth Stock Fund.................................    301
Small Cap Value Equity Fund.................................     36
Balanced Fund...............................................     44

9. Subsequent Events

On April 3, 2006, the Small Cap Quantitative Fund began offering I, A and C Shares. This Fund offering was approved by the Board on November 18, 2005. At the regular meeting of the Board on February 14, 2006, the

STI CLASSIC FUNDS  March 31, 2006

Board voted to change the name of the Strategic Quantitative Equity Fund to Large Cap Quantitative Fund effective April 17, 2006.

10. Other Federal Tax Information (Unaudited)

For corporate shareholders, the following percentage of the total ordinary income distributions paid by the Funds during the year ended March 31, 2006 qualify for the corporate dividends received deductions:

                                                               Dividend Received
                                                                 Deduction(%)
                                                               -----------------
Capital Appreciation Fund...................................         100.00
Large Cap Relative Value Fund...............................          73.76
Large Cap Value Equity Fund.................................         100.00
Mid-Cap Equity Fund.........................................         100.00
Mid-Cap Value Equity Fund...................................          22.58
Quality Growth Stock Fund...................................         100.00
Small Cap Value Equity Fund.................................          41.17
Strategic Quantitative Equity Fund..........................          10.56
Balanced Fund...............................................          25.44
Life Vision Aggressive Growth Fund..........................          63.98
Life Vision Conservative Fund...............................           4.30
Life Vision Growth and Income Fund..........................          37.29
Life Vision Moderate Growth Fund............................          10.94
Life Vision Target Date 2015................................          26.29
Life Vision Target Date 2025................................          45.74
Life vision Target Date 2035................................          34.93

In addition, the Funds may elect to pass through foreign taxes paid by the Funds to its shareholders under Code 853 of the Internal Revenue Code. For the year ended March 31, 2006, the International Equity Fund and International Equity Index Fund elected to pass through foreign taxes of $1,387 and $1,574, respectively, (in thousands).

For the year ended March 31, 2006, the following Funds paid qualified dividend income:

                                                              Qualified Dividend
                                                                  Income(%)
                                                              ------------------
Capital Appreciation........................................        100.00
International Equity Fund...................................         62.51
International Equity Index Fund.............................         50.85
Large Cap Relative Value Fund...............................         73.62
Large Cap Value Equity Fund.................................        100.00
Mid-Cap Equity Fund.........................................        100.00
Mid-Cap Value Equity Fund...................................         22.02
Quality Growth Stock Fund...................................        100.00
Small Cap Value Equity Fund.................................         41.19
Strategic Quantitative Equity Fund..........................          9.87
Balanced Fund...............................................         25.12
Life Vision Aggressive Growth Fund..........................         57.13
Life Vision Conservative Fund...............................          3.95
Life Vision Growth and Income Fund..........................         32.80
Life Vision Moderate Growth Fund............................         10.96
Life Vision Target Date 2015................................         20.94
Life Vision Target Date 2025................................         42.77
Life Vision Target Date 2035................................         29.84

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
STI CLASSIC FUNDS  March 31, 2006
To the Board of Trustees and Shareholders of STI Classic Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aggressive Growth Stock Fund, Capital Appreciation Fund, Emerging Growth Stock Fund, International Equity Fund, International Equity Index Fund, Large Cap Relative Value Fund (formerly the Growth and Income Fund), Large Cap Value Equity Fund (formerly the Value Income Stock Fund), Mid-Cap Equity Fund, Mid-Cap Value Equity Fund, Quality Growth Stock Fund (formerly the Tax Sensitive Growth Stock Fund), Small Cap Growth Stock Fund, Small Cap Value Equity Fund, Strategic Quantitative Equity Fund, Balanced Fund, Life Vision Aggressive Growth Fund, Life Vision Conservative Fund, Life Vision Growth and Income Fund, Life Vision Moderate Growth Fund, Life Vision Target Date 2015 Fund, Life Vision Target Date 2025 Fund and Life Vision Target Date 2035 Fund (twenty-one of the fifty-three funds constituting STI Classic Funds, hereafter referred to as the "Funds") at March 31, 2006, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated except as discussed below where Funds were audited by other independent accountants, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006, by correspondence with the custodians and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended May 31, 2001 were audited by other independent accountants who have ceased operations. Those independent accountants expressed an unqualified opinion on those financial statements in their report dated July 18, 2001.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
May 25, 2006

TRUSTEES AND OFFICERS OF THE STI CLASSIC FUNDS (UNAUDITED)

Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees." Messrs. Courts and Ridley are trustees who may be deemed to be "interested persons" of the Trust.
--------------------------------------------------------------------------------

                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                                          TERM OF                                          THE STI
                         POSITION(S)     OFFICE AND                PRINCIPAL            FUND COMPLEX               OTHER
     NAME, ADDRESS,       HELD WITH      LENGTH OF               OCCUPATION(S)           OVERSEEN BY           DIRECTORSHIPS
     DATE OF BIRTH        THE GROUP     TIME SERVED         DURING THE PAST 5 YEARS        TRUSTEE            HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*:
Richard W. Courts, II     Trustee      Indefinite;      Chairman, Atlantic Investment        60         Genuine Parts Company;
3435 Stelzer Road                      since November   Company                                         Piedmont Medical Center;
Columbus, OH 43219                     2001                                                             SunTrust Bank
DOB 01/18/36
------------------------------------------------------------------------------------------------------------------------------------
Clarence H. Ridley        Trustee      Indefinite;      Chairman, Haverty Furniture          60         Crawford & Co.
3435 Stelzer Road                      since November   Companies; Partner, King and
Columbus, OH 43219                     2001             Spaulding LLP (law firm) (1977
DOB 06/03/42                                            to 2000)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
Thomas Gallagher          Trustee      Indefinite;      President, CEO, Genuine Parts        60         Genuine Parts Company;
3435 Stelzer Road                      since May 2000   Company                                         Oxford Industries, Inc.
Columbus, OH 43219
DOB 11/25/47
------------------------------------------------------------------------------------------------------------------------------------
F. Wendell Gooch          Trustee      Indefinite;      Retired                              60         SEI Family of Funds
3435 Stelzer Road                      since May 1992
Columbus, OH 43219
DOB 12/03/32
------------------------------------------------------------------------------------------------------------------------------------
Sidney E. Harris          Trustee      Indefinite;      Professor (since 2004) and Dean      60         ServiceMaster Company; Total
3435 Stelzer Road                      since November   (1997-2004), J. Mack Robinson                   System Services, Inc.;
Columbus, OH 43219                     2004             College of Business, Georgia                    Transamerica Investors, Inc.
DOB 07/21/49                                            State University                                (13 Mutual Funds)
------------------------------------------------------------------------------------------------------------------------------------
Warren Y. Jobe            Trustee      Indefinite;      Retired. EVP, Georgia Power          60         WellPoint, Inc.; UniSource
3435 Stelzer Road                      since November   Company and SVP, Southern                       Energy Corp.; HomeBanc Corp.
Columbus, OH 43219                     2004             Company (1998-2001)
DOB 11/12/40
------------------------------------------------------------------------------------------------------------------------------------
Connie D. McDaniel        Trustee      Indefinite;      Vice President and Controller,       60         None
3435 Stelzer Road                      since May 2005   The Coca-Cola Company
Columbus, OH 43219
DOB 04/10/58
------------------------------------------------------------------------------------------------------------------------------------
James O. Robbins          Trustee      Indefinite;      Retired. President, CEO, Cox         60         Cox Communications; Humana,
3435 Stelzer Road                      since May 2000   Communications, Inc.                            Inc.
Columbus, OH 43219                                      (1985-2005)
DOB 07/04/42
------------------------------------------------------------------------------------------------------------------------------------
Charles D. Winslow        Trustee      Indefinite;      Retired. Formerly Partner,           60         None
3435 Stelzer Road                      since November   Accenture (consulting)
Columbus, OH 43219                     2004
DOB 07/13/35
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Courts may be deemed an Interested Trustee because of his directorships with affiliates of the Investment Adviser. Mr. Ridley may be deemed an Interested Trustee because of a material business relationship with the parent of the Investment Adviser.

                                                       TERM OF
                              POSITION(S)            OFFICE AND
     NAME, ADDRESS,            HELD WITH              LENGTH OF                         PRINCIPAL OCCUPATION(S)
     DATE OF BIRTH             THE GROUP             TIME SERVED                        DURING THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------------
OFFICERS
R. Jeffrey Young           President            One-year;               Senior Vice President, Relationship Management, BISYS
3435 Stelzer Road                               since July 2004         Fund Services (since 2002); Vice President, Client
Columbus, OH 43219                                                      Services, BISYS Fund Services (1997-2002)
DOB 08/22/64
--------------------------------------------------------------------------------------------------------------------------------
Deborah A. Lamb            Executive Vice       One-year;               Chief Compliance Officer and Managing Director, Trusco
50 Hurt Plaza              President,           since September 2004;   Capital Management, Inc. (since 2003); President,
Atlanta, GA 30303          Assistant            since November 2003;    Investment Industry Consultants, LLC (2000-2003)
DOB 10/02/52               Secretary; Chief     since August 2004
                           Compliance Officer   (respectively)
--------------------------------------------------------------------------------------------------------------------------------
Joel B. Engle              Treasurer, Chief     One-year;               Director, Fund Administration, BISYS Fund Services
3435 Stelzer Road          Financial Officer    since May 2006*         (since 2006); Self-employed, retail business owner
Columbus, OH 43219                                                      (2003-2006); Vice President, Financial Services, BISYS
DOB 10/31/65                                                            Fund Services (1998-2003)
--------------------------------------------------------------------------------------------------------------------------------
Cynthia J. Surprise        Secretary and        One-year;               Senior Counsel, Legal Services, BISYS Fund Services
3435 Stelzer Road          Chief Legal          since February 2005     (since 2004); Director and Counsel, Investors Bank &
Columbus, OH 43219         Officer                                      Trust Company (1999-2004)
DOB 07/08/46
--------------------------------------------------------------------------------------------------------------------------------
Alaina V. Metz             Assistant            One-year;               Vice President, Blue Sky Compliance, BISYS Fund Services
3435 Stelzer Road          Secretary            Since July 2004         (since 2002); Chief Administrative Officer, Blue Sky
Columbus, OH 43219                                                      Compliance, BISYS Fund Services (1995-2002)
DOB 04/07/67
--------------------------------------------------------------------------------------------------------------------------------
Jennifer English           Assistant            One-year;               Assistant Counsel, Legal Services, BISYS Fund Services
3435 Stelzer Road          Secretary            Since November 2005     (since 2005); Assistant Counsel, PFPC, Inc. (2002-2005);
Columbus, OH 43219                                                      Associate Legal Product Manager, Fidelity Investments
DOB 03/05/72                                                            (2001); Regulatory Specialist, Wellington Management
                                                                        Company, LLP (1998-2001)
--------------------------------------------------------------------------------------------------------------------------------

* Elected at the Board of Trustee meeting May 9, 2006.

The Trust's Statement of Additional Information includes additional information about the Trust's trustees and officers. To request your free copy of the Statement of Additional Information, call toll free 1-888-STI-FUND.

ADDITIONAL INFORMATION (UNAUDITED)
EXPENSE EXAMPLES

As a shareholder of the STI Classic Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; (2) ongoing costs, including management fees, 12b-1 distribution and/or service fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the STI Classic Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2005 through March 31, 2006.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                          Beginning          Ending           Expense Paid        Expense Ratio
                                                        Account Value     Account Value      During Period*      During Period**
                                                          10/01/05           3/31/06        10/01/05-3/31/06     10/01/05-3/31/06
                                                        -------------     -------------     ----------------     ----------------
Aggressive Growth Stock Fund........    I Shares          $1,000.00         $1,138.60            $ 6.24                1.17%
                                        A Shares           1,000.00          1,137.50              7.83                1.47
                                        C Shares           1,000.00          1,133.10             11.54                2.17
Capital Appreciation Fund...........    I Shares           1,000.00          1,080.40              5.13                0.99
                                        A Shares           1,000.00          1,079.00              6.69                1.29
                                        C Shares           1,000.00          1,075.40             10.30                1.99
Emerging Growth Stock Fund..........    I Shares           1,000.00          1,209.20              6.66                1.21
                                        A Shares           1,000.00          1,206.60              8.25                1.50
                                        C Shares           1,000.00          1,203.60             12.09                2.20
International Equity Fund...........    I Shares           1,000.00          1,137.40              6.87                1.29
                                        A Shares           1,000.00          1,136.10              8.47                1.59
                                        C Shares           1,000.00          1,131.70             12.17                2.29
International Equity Index Fund.....    I Shares           1,000.00          1,147.70              3.53                0.66
                                        A Shares           1,000.00          1,146.30              5.08                0.95
                                        C Shares           1,000.00          1,141.00              8.81                1.65
Large Cap Relative Value Fund.......    I Shares           1,000.00          1,075.90              4.55                0.88
                                        A Shares           1,000.00          1,075.10              5.85                1.13
                                        C Shares           1,000.00          1,075.90              9.70                1.88
Large Cap Value Equity Fund.........    I Shares           1,000.00          1,106.80              4.46                0.85
                                        A Shares           1,000.00          1,106.20              6.04                1.15
                                        C Shares           1,000.00          1,101.40              9.69                1.85
Mid-Cap Equity Fund.................    I Shares           1,000.00          1,076.50              5.64                1.09
                                        A Shares           1,000.00          1,074.80              7.19                1.39
                                        C Shares           1,000.00          1,070.50             10.79                2.09
Mid-Cap Value Equity Fund...........    I Shares           1,000.00          1,126.40              5.73                1.08
                                        A Shares           1,000.00          1,124.30              7.31                1.38
                                        C Shares           1,000.00          1,120.50             11.00                2.08
Quality Growth Stock Fund...........    I Shares           1,000.00          1,032.70              4.97                0.98
                                        A Shares           1,000.00          1,031.70              6.53                1.29
                                        C Shares           1,000.00          1,027.70             10.06                1.99
Small Cap Growth Stock Fund.........    I Shares           1,000.00          1,155.80              6.23                1.16
                                        A Shares           1,000.00          1,154.00              7.84                1.46
                                        C Shares           1,000.00          1,149.70             11.58                2.16
Small Cap Value Equity Fund.........    I Shares           1,000.00          1,180.70              6.52                1.20
                                        A Shares           1,000.00          1,179.10              7.88                1.45
                                        C Shares           1,000.00          1,179.30              7.88                1.45

                                                          Beginning          Ending           Expense Paid        Expense Ratio
                                                        Account Value     Account Value      During Period*      During Period**
                                                          10/01/05           3/31/06        10/01/05-3/31/06     10/01/05-3/31/06
                                                        -------------     -------------     ----------------     ----------------
Strategic Quantitative Equity
  Fund..............................    I Shares          $1,000.00         $1,046.00            $ 4.85                0.95%
                                        A Shares           1,000.00          1,044.50              6.12                1.20
                                        C Shares           1,000.00          1,040.80              9.92                1.95
Balanced Fund.......................    I Shares           1,000.00          1,048.70              4.85                0.95
                                        A Shares           1,000.00          1,046.90              6.28                1.23
                                        C Shares           1,000.00          1,043.30              9.93                1.95
Life Vision Aggressive Growth
  Fund..............................    I Shares           1,000.00          1,094.90              0.99                0.19
                                        A Shares           1,000.00          1,093.40              2.56                0.49
                                        B Shares           1,000.00          1,092.20              4.90                0.94
                                        C Shares           1,000.00          1,089.70              6.20                1.19
Life Vision Conservative Fund.......    I Shares           1,000.00          1,025.50              1.01                0.20
                                        A Shares           1,000.00          1,023.80              2.47                0.49
                                        B Shares           1,000.00          1,022.20              4.74                0.94
                                        C Shares           1,000.00          1,019.40              5.99                1.19
Life Vision Growth and Income
  Fund..............................    I Shares           1,000.00          1,073.40              0.93                0.18
                                        A Shares           1,000.00          1,071.00              2.48                0.48
                                        B Shares           1,000.00          1,068.30              4.80                0.93
                                        C Shares           1,000.00          1,068.10              6.03                1.17
Life Vision Moderate Growth Fund....    I Shares           1,000.00          1,052.20              0.87                0.17
                                        A Shares           1,000.00          1,050.30              2.40                0.47
                                        B Shares           1,000.00          1,048.00              4.70                0.92
                                        C Shares           1,000.00          1,047.30              5.97                1.17
Life Vision Target Date 2015........    I Shares(a)        1,000.00          1,099.40              1.05                0.20
Life Vision Target Date 2025........    I Shares(b)        1,000.00          1,123.30              1.06                0.20
Life Vision Target Date 2035........    I Shares(c)        1,000.00          1,101.40              1.05                0.20

---------------

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized.

(a) Information shown reflects values for the period from October 12, 2005 (commencement of operations) to March 31, 2006 and has been calculated using expense ratios and rates of return for the same period.

(b) Information shown reflects values for the period from October 21, 2005 (commencement of operations) to March 31, 2006 and has been calculated using expense ratios and rates of return for the same period.

(c) Information shown reflects values for the period from November 2, 2005 (commencement of operations) to March 31, 2006 and has been calculated using expense ratios and rates of return for the same period.

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each STI Classic Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                          Beginning          Ending           Expense Paid        Expense Ratio
                                                        Account Value     Account Value      During Period*      During Period**
                                                          10/01/05           3/31/06        10/01/05-3/31/06     10/01/05-3/31/06
                                                        -------------     -------------     ----------------     ----------------
Aggressive Growth Stock Fund........    I Shares          $1,000.00         $1,019.10            $ 5.89                1.17%
                                        A Shares           1,000.00          1,017.60              7.39                1.47
                                        C Shares           1,000.00          1,014.11             10.90                2.17
Capital Appreciation Fund...........    I Shares           1,000.00          1,020.00              4.99                0.99
                                        A Shares           1,000.00          1,018.50              6.49                1.29
                                        C Shares           1,000.00          1,015.01             10.00                1.99
Emerging Growth Stock Fund..........    I Shares           1,000.00          1,018.90              6.09                1.21
                                        A Shares           1,000.00          1,017.45              7.54                1.50
                                        C Shares           1,000.00          1,013.96             11.05                2.20
International Equity Fund...........    I Shares           1,000.00          1,018.50              6.49                1.29
                                        A Shares           1,000.00          1,017.00              8.00                1.59
                                        C Shares           1,000.00          1,013.51             11.50                2.29
International Equity Index Fund.....    I Shares           1,000.00          1,021.64              3.33                0.66
                                        A Shares           1,000.00          1,020.19              4.78                0.95
                                        C Shares           1,000.00          1,016.70              8.30                1.65
Large Cap Relative Value Fund.......    I Shares           1,000.00          1,020.54              4.43                0.88
                                        A Shares           1,000.00          1,019.30              5.69                1.13
                                        C Shares           1,000.00          1,015.56              9.45                1.88
Large Cap Value Equity Fund.........    I Shares           1,000.00          1,020.69              4.28                0.85
                                        A Shares           1,000.00          1,019.20              5.79                1.15
                                        C Shares           1,000.00          1,015.71              9.30                1.85
Mid-Cap Equity Fund.................    I Shares           1,000.00          1,024.28              0.66                0.13
                                        A Shares           1,000.00          1,018.00              6.99                1.39
                                        C Shares           1,000.00          1,014.51             10.50                2.09
Mid-Cap Value Equity Fund...........    I Shares           1,000.00          1,019.55              5.44                1.08
                                        A Shares           1,000.00          1,018.05              6.94                1.38
                                        C Shares           1,000.00          1,014.56             10.45                2.08
Quality Growth Stock Fund...........    I Shares           1,000.00          1,020.04              4.94                0.98
                                        A Shares           1,000.00          1,018.50              6.49                1.29
                                        C Shares           1,000.00          1,015.01             10.00                1.99
Small Cap Growth Stock Fund.........    I Shares           1,000.00          1,019.15              5.84                1.16
                                        A Shares           1,000.00          1,017.65              7.34                1.46
                                        C Shares           1,000.00          1,014.16             10.85                2.16
Small Cap Value Equity Fund.........    I Shares           1,000.00          1,018.95              6.04                1.20
                                        A Shares           1,000.00          1,017.70              7.29                1.45
                                        C Shares           1,000.00          1,017.70              7.29                1.45
Strategic Quantitative Equity
  Fund..............................    I Shares           1,000.00          1,020.19              4.78                0.95
                                        A Shares           1,000.00          1,018.95              6.04                1.20
                                        C Shares           1,000.00          1,015.21              9.80                1.95
Balanced Fund.......................    I Shares           1,000.00           1020.19              4.78                0.95
                                        A Shares           1,000.00           1018.80              6.19                1.23
                                        C Shares           1,000.00           1015.21              9.80                1.95
Life Vision Aggressive Growth
  Fund..............................    I Shares           1,000.00          1,023.98              0.96                0.19
                                        A Shares           1,000.00          1,022.49              2.47                0.49
                                        B Shares           1,000.00          1,020.24              4.73                0.94
                                        C Shares           1,000.00          1,019.00              5.99                1.19
Life Vision Conservative Fund.......    I Shares           1,000.00          1,023.93              1.01                0.20
                                        A Shares           1,000.00          1,022.49              2.47                0.49
                                        B Shares           1,000.00          1,020.24              4.73                0.94
                                        C Shares           1,000.00          1,019.00              5.99                1.19

                                                          Beginning          Ending           Expense Paid        Expense Ratio
                                                        Account Value     Account Value      During Period*      During Period**
                                                          10/01/05           3/31/06        10/01/05-3/31/06     10/01/05-3/31/06
                                                        -------------     -------------     ----------------     ----------------
Life Vision Growth and Income
  Fund..............................    I Shares          $1,000.00         $1,024.03            $ 0.91                0.18%
                                        A Shares           1,000.00          1,022.54              2.42                0.48
                                        B Shares           1,000.00          1,020.29              4.68                0.93
                                        C Shares           1,000.00          1,019.10              5.89                1.17
Life Vision Moderate Growth Fund....    I Shares           1,000.00          1,024.08              0.86                0.17
                                        A Shares           1,000.00          1,022.59              2.37                0.47
                                        B Shares           1,000.00          1,020.34              4.63                0.92
                                        C Shares           1,000.00          1,019.10              5.89                1.17
Life Vision Target Date 2015........    I Shares(a)        1,000.00          1,023.93              1.01                0.20
Life Vision Target Date 2025........    I Shares(b)        1,000.00          1,023.93              1.01                0.20
Life Vision Target Date 2035........    I Shares(c)        1,000.00          1,023.93              1.01                0.20

---------------

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized.

(a) Information shown reflects values for the period from October 12, 2005 (commencement of operations) to March 31, 2006 and has been calculated using expense ratios and rates of return for the same period.

(b) Information shown reflects values for the period from October 21, 2005 (commencement of operations) to March 31, 2006 and has been calculated using expense ratios and rates of return for the same period.

(c) Information shown reflects values for the period from November 2, 2005 (commencement of operations) to March 31, 2006 and has been calculated using expense ratios and rates of return for the same period.

PROXY VOTING

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-STI-FUND. The information also is included in the Funds' Statement of Additional Information, which is available on the Funds' website at www.sticlassicfunds.com and on the Securities and Exchange Commission's website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds' website at www.sticlassicfunds.com and on the Securities and Exchange Commission's website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The Funds file a complete list of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the Securities and Exchange Commission's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330.

                               INVESTMENT ADVISER:

                         Trusco Capital Management, Inc.

This information must be preceded or accompanied by a current prospectus for each Fund described. An investor should consider the Fund's investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about STI Classic Funds can be found in the Fund's prospectus. For additional information, please call 1-888-STI-FUND, or visit www.sticlassicfunds.com. Please read the prospectus carefully before investing.

                                  DISTRIBUTOR:

                     BISYS Fund Services Limited Partnership

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                               STI Classic Funds

                                                                     STI-AE-0306
                                                                           05/06

                               2006 ANNUAL REPORT
                           BOND AND MONEY MARKET FUNDS

                                 MARCH 31, 2006

                               STI CLASSIC FUNDS

TABLE OF CONTENTS

STI CLASSIC BOND AND MONEY MARKET FUNDS ANNUAL REPORT March 31, 2006

Letter to Shareholders ...................................................     1

MANAGEMENT DISCUSSION AND ANALYSIS

BOND FUNDS:

   Core Bond Fund ........................................................     3
   Florida Tax-Exempt Bond Fund ..........................................     5
   Georgia Tax-Exempt Bond Fund ..........................................     7
   High Income Fund ......................................................     9
   High Quality Bond Fund ................................................    11
   Intermediate Bond Fund ................................................    13
   Investment Grade Bond Fund ............................................    15
   Investment Grade Tax-Exempt Bond Fund .................................    17
   Limited Duration Fund .................................................    19
   Limited-Term Federal Mortgage Securities Fund .........................    21
   Maryland Municipal Bond Fund ..........................................    23
   North Carolina Tax-Exempt Bond Fund ...................................    25
   Seix High Yield Fund ..................................................    27
   Short-Term Bond Fund ..................................................    29
   Short-Term U.S. Treasury Securities Fund ..............................    31
   Strategic Income Fund .................................................    33
   Total Return Bond Fund ................................................    35
   U.S. Government Securities Fund .......................................    37
   U.S. Government Securities Ultra-Short Bond Fund ......................    39
   Ultra-Short Bond Fund .................................................    41
   Virginia Intermediate Municipal Bond Fund .............................    43
   Virginia Municipal Bond Fund ..........................................    45

MONEY MARKET FUNDS:

   Prime Quality Money Market Fund .......................................    47
   Tax-Exempt Money Market Fund ..........................................    48
   U.S. Government Securities Money Market Fund ..........................    49
   U.S. Treasury Money Market Fund .......................................    50
   Virginia Tax-Free Money Market Fund ...................................    51

Schedules of Portfolio Investments .......................................    53

Statements of Assets and Liabilities .....................................   168

Statements of Operations .................................................   173

Statements of Changes in Net Assets ......................................   178

Financial Highlights .....................................................   206

Notes to Financial Statements ............................................   219

Report of Independent Registered Public Accounting Firm ..................   240

Trustees and Officers of the STI Classic Funds ...........................   241

Additional Information ...................................................   243

LETTER TO SHAREHOLDERS

March 31, 2006

Dear Valued STI Classic Funds Shareholder,

Another fiscal year has come to a successful close. The environment was challenging, and the path over the past twelve months was uneven, but both the economy and financial markets navigated the setbacks and emerged with positive results. The STI Classic Funds performed very well during these often trying times, with peer group outperformance by 27 stock and bond funds across a number of diverse styles and asset classes. This outperformance helped achieve competitive returns with well-diversified portfolios. We will highlight some key developments in the economy and financial markets, but would first like to thank you for your confidence and support in choosing the STI Classic Funds to help grow your investments. We greatly value the opportunity to serve you and continue to strive to meet your expectations every day.

The overall economic backdrop for the markets was positive despite natural, economic, and financial "headwinds." Real Gross Domestic Product(1) (GDP) grew 3.5% for the year ended March 2006, paced by strong double-digit gains in business capital spending. "Headline" inflation, as measured by the Consumer Price Index, increased 3.4% during the same period, which was 1% higher than in the previous fiscal year. Energy prices, as everyone is painfully aware, were largely responsible for the acceleration. However, if energy and food are taken out of the measure, as the Federal Reserve ("the Fed") prefers to do in setting monetary policy, the resulting core inflation rate was just 2.1%.

Unfortunately, the economy did not grow at an "average" pace for the entire year. The tragedies of hurricanes Katrina and Rita were a terrible blow in both sociological and economic terms. Though the storms occurred in the third quarter of 2005, the statistical impact of the devastation was concentrated in the fourth quarter, when growth slowed to an anemic 1.7%. The damage to the energy infrastructure from the storm helped drive prices sharply higher, draining discretionary dollars from consumer wallets and business bottom lines. Energy prices retreated somewhat during the fourth quarter, but then moved higher in the first quarter. Fed policy was another headwind for the economy. The central bank raised short-term interest rates fifteen consecutive times since June 2004, culminating in the 4.75% fed funds rate on March 31, 2006. During most of this time, the impact of the tightening was limited to short-term rates, but after the yield curve flattened at the end of 2005 (short and long rate roughly equal), long-term rates, such as home mortgage rates, also moved higher, making borrowing more expensive.

The continued growth in the economy, combined with reasonable valuations, helped equities move broadly higher during the fiscal year. The S&P 500 Index returned 11.72%, including dividends, during the twelve months ended March 31, 2006, compared with 6.69% in the previous year. Energy stocks, boosted by the increase in oil prices, out performed other major sectors in the index for the year. In addition, above average gains were posted in the financial, telecom, and technology sectors. Consumer stocks underperformed, reflecting the pressure on consumers as discussed earlier. The mix of sector performance did not overly benefit either the value or growth style for the year, except in small-caps, where growth outperformed value by four percentage points. Small-cap and mid-cap stocks performed very well over the past year, with a 25.85% gain in the Russell 2000(R) Index and a 21.54% rise in the Russell Midcap(R) Index. International stocks also performed very well, as evidenced by the 24.41% gain in the MSCI EAFE Index.

In the fixed-income markets, the yield on the 10-year Treasury note was relatively "range-bound" for much of the year, but continued pressure from short-term rate increases and higher energy prices, among other factors pushed the yield to 4.85% by March. As a result, bond returns, as measured by the Lehman Brothers Aggregate Bond Index, returned a positive, but below average, 2.26% for the year ended March 31. Higher quality bonds, such as Treasuries, tended to lag the overall investment-grade index. The standout performer in the fixed-income market was the High Yield sector, which returned 7.43% during the year.

The STI Classic Funds performed very well during this period, as 27 funds across a wide spectrum of investment styles, generated above-average returns. These included large-cap growth and value, mid-cap, small-cap growth and value, short- and intermediate-term bonds, high yield, and municipal bonds. Many of these funds were highlighted for their strong performance in publications such as the Wall Street Journal, Investor's Business Daily, and Kiplinger's Personal Finance. In addition to strong performance, we reduced the internal expense ratios on many of the funds to expressly benefit you, our valued shareholder.

Looking ahead, we expect continued economic growth, though the pace over the next year will likely be below that of the past year. This may allow the Fed to keep short-term rates steady for awhile as long as inflation remains contained. It promises to be quite a balancing act for new Fed Chairman Ben Bernanke! With growth likely to slow, interest rates relatively high as compared to the last few years, and elevated energy prices still a threat, our strategy is to emphasize quality company holdings that we believe are best able to weather a more challenging environment.

We close this letter with a special thanks to you, and also to Douglas Phillips, CFA, the founding president of Trusco Capital Management, who retired on December 31, 2005. Under Doug's the most challenging markets, to become one of the nation's leading grateful to Doug Phillips for his strong sense of discipline, integrity, and commitment to the highest levels of client service. He will be missed, but his legacy will endure.

Sincerely,


/s/ David H. Edison
-------------------------------------
David H. Edison
Chairman and CEO


/s/ Robert J. Rhodes
-------------------------------------
Robert J. Rhodes, CFA
Executive Vice President

(1) The Gross Domestic Product ("GDP") is the monetary value of all the finished goods and services produced within a country's borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

CORE BOND FUND (formerly Classic Institutional Core Bond Fund)

PORTFOLIO MANAGER(S)

-    John Talty, CFA

-    Perry Troisi

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

For the 12 month period ended March 31, 2006, the Core Bond Fund lagged its benchmark the Lehman Brothers U.S. Aggregate Bond Index with a total return of 1.68% (I Shares) versus 2.26% for the Index.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The economy rebounded from the weak, hurricane impacted, final quarter of 2005. First quarter Gross Domestic Product (1) is predicted to exceed 4%. Employment and manufacturing sectors are healthy and housing has only slowed slightly. The Federal Reserve raised the fed funds target rate twice in the quarter to 4.75%. Interest rates rose approximately 50 basis points (0.50%) in the quarter and returns of bond indexes were slightly negative, similar to last year's third quarter.

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

Because credit spreads are extremely narrow, driven by strong demand and limited supply, we maintained our defensive strategy in the quarter. Despite this cautious posture and bias towards Treasuries, we are making active decisions regarding security selection and sector allocations. We are significantly underweight the corporate and mortgage sectors and continue to opportunistically own Treasury Inflation Protected Securities ("TIPS"). We believe that current valuations are not sustainable and do not justify the greater risk of overweighting corporates and mortgages. We think the more likely outcome will be wider yield spreads and better buying opportunities as we move into the latter stages of the current economic expansion.

(1) The Gross Domestic Product ("GDP") is the monetary value of all the finished goods and services produced within a country's borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

                PORTFOLIO COMPOSITION (as of March 31, 2006)(2)
                      as a percentage of total investments

                                  (PIE CHART)

Asset Backed Securities                2.6%
Corporate Bonds                        9.2%
U.S. Government Agency Mortgage       27.8%
U.S. Treasury Obligations             51.0%
Repurchase Agreements                  7.2%
Collateralized Mortgage Obligations    2.2%

(2)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                                                  CORE BOND FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                               (PERFORMANCE GRAPH)

             Core Bond Fund   Lehman Brothers U.S.
               (I Shares)     Aggregate Bond Index
             --------------   --------------------
12/30/1997        10000               10000
                  10020               10128
                  10180               10156
                  10409               10393
                  10740               10832
     12/98        10803               10869
                  10793               10815
                  10668               10720
                  10730               10793
     12/99        10746               10779
                  10900               11017
                  11077               11209
                  11424               11547
     12/00        11864               12033
                  12219               12398
                  12314               12468
                  12836               13043
     12/01        12671               13049
                  12651               13061
                  13028               13543
                  13346               14164
     12/02        13631               14387
                  13843               14587
                  14242               14952
                  14231               14930
     12/03        14287               14977
                  14636               15375
                  14319               15000
                  14766               15479
     12/04        14943               15627
                  14895               15552
                  15294               16020
                  15161               15912
     12/05        15261               16007
      3/06        15146               15903

This chart assumes an initial hypothetical investment of $10,000 made on 12/30/97. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Lehman Brothers U.S. Aggregate Bond Index a widely-recognized index of U.S. Treasury and agency securities, corporate bond issues, mortgage-backed securities, asset-backed securities and corporate mortgage-backed securities. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                            AVERAGE ANNUAL TOTAL RETURNS
                                                                  AS OF 3/31/06 (%)
                                                        ------------------------------------
                                            INCEPTION                                SINCE
CORE BOND FUND                                DATE+     1 YEAR   3 YEAR   5 YEAR   INCEPTION
--------------                              ---------   ------   ------   ------   ---------
A SHARES         WITHOUT SALES CHARGE        01/25/02     1.38    2.72     4.23       4.99
                 WITH SALES CHARGE*                      -3.44    1.06     3.22       4.37
C SHARES         WITHOUT CDSC                10/11/04     0.76    2.63     4.25       5.01
                 WITH CDSC*                              -0.21    2.63     4.25       5.01
I SHARES                                     12/30/97     1.68    3.04     4.50       5.16
LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX                 2.26    2.92     5.11         --

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 4.75% AND CLASS C SHARES REFLECTS THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES, INSTITUTIONAL SHARES WERE RENAMED I SHARES AND T SHARES WERE MERGED INTO I SHARES AND T SHARES WERE NO LONGER OFFERED.

+ The quoted returns reflect the performance from December 30, 1997 to October 11, 2004 of the Seix Core Bond Fund, an open-end investment company that was the predecessor fund to the Core Bond Fund.

Performance for the I Shares, which commenced operations on October 11, 2004, is the historical performance of the Seix Core Bond Fund's Class I Shares prior to that date.

Performance for the C Shares, which commenced operations on October 11, 2004, is the historical performance of the Seix Core Bond Fund's Class I Shares prior to that date. The historical performance has not been adjusted to reflect the Fund's I share expenses. If it had been, the performance would have been lower.

The Class A Shares began operating on October 11, 2004. Performance between December 30, 1997 to January 25, 2002 and January 25, 2002 to October 11, 2004 is that of the Class I Shares and Class P Shares, respectively, of the Seix Core Bond Fund, the Fund's predecessor. The performance of the predecessor fund's Class I Shares has not been adjusted to reflect the Fund's A Shares expenses. If it had been, the Performance would have been lower.

FLORIDA TAX-EXEMPT BOND FUND

PORTFOLIO MANAGER

-    Ronald Schwartz, CFA, CFP

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

The geographical concentration of portfolio holdings in this fund may involve increased risk.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

For the 12 months ended March 31, 2006, the Fund returned 2.90% (I Shares) under performing the Lehman Brothers 10 Year Municipal Bond Index which returned 3.31% for the same period. The Fund's under performance during the period was a result of our distribution on the yield curve. Our lack of representation in the 20 years and longer part of the curve was a detriment to the Fund's overall performance.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

Record municipal issuance dominated most of 2005, however the first quarter of 2006 issuance declined by nearly 30% contributing to the sectors out performance. The summer of 2005 saw a continuous stream of positive economic data and the most disruptive hurricane season on record. In August, Hurricane Katrina devastated New Orleans and the Gulf Coast of Mississippi. September opened with Hurricane Rita striking east Texas and western Louisiana. The municipal market struggled to understand the degree to which the economic disruption would impact all facets of the municipal market from insurers to the profitability of property and casualty industry to creating additional financing opportunities. The Fed continued on its path of increasing rates suggesting that inflation was the motivation for the increases. The Federal Open Market Committee raised rates 8 times in the year ended March 31, 2006 taking the fed funds rate from 2.75% to 4.75%. The municipal curve flattened throughout the year with the front end increasing in yields in response to the Fed tightening while the long end decreased in yields as it responded to positive economic conditions.

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

Credit spreads remained narrow throughout the period as we continued our focus on high quality securities. We favored a barbell strategy for the majority of the period however as we prepare for the end of the Fed tightening we are reducing our barbell in anticipation of a flatter curve. We will be reducing our exposure to the 10-15 year area of the curve and rolling down to the 5 - 10 year area, with continued over weighing of the 1 - 5 year area.(1)

                  PORTFOLIO COMPOSITION (as March 31, 2006)(1)
                      as a percentage of total investments

                                   (PIE CHART)

Municipal Bonds   97.3%
Money Markets      2.7%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                                    FLORIDA TAX-EXEMPT BOND FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                               (PERFORMANCE GRAPH)

         Florida Tax-Exempt    Lehman Brothers 10 Year
        Bond Fund (I Shares)     Municipal Bond Index
        --------------------   -----------------------
 3/96           10000                   10000
                10058                   10031
                10273                   10232
12/96           10546                   10523
                10446                   10521
                10780                   10867
                11076                   11205
12/97           11370                   11495
                11462                   11614
                11633                   11789
                12033                   12192
12/98           12081                   12272
                12105                   12342
                11827                   12059
                11822                   12136
12/99           11801                   12119
                12119                   12401
                12296                   12599
                12551                   12911
12/00           13175                   13423
                13432                   13735
                13487                   13795
                13857                   14202
12/01           13659                   14043
                13780                   14213
                14357                   14793
                15128                   15548
12/02           15103                   15471
                15262                   15662
                15628                   16153
                15585                   16133
12/03           15723                   16353
                15855                   16616
                15472                   16220
                15993                   16892
12/04           16065                   17031
                15947                   16918
                16436                   17462
                16339                   17365
12/05           16459                   17498
 3/06           16409                   17478

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/96. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Lehman Brothers 10 Year Municipal Bond Index a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                       AS OF 3/31/06 (%)
                                  INCEPTION   ----------------------------------
FLORIDA TAX-EXEMPT BOND FUND         DATE     1 YEAR   3 YEAR   5 YEAR   10 YEAR
----------------------------      ---------   ------   ------   ------   -------
A SHARES   WITHOUT SALES CHARGE    01/18/94     2.73    2.28     3.88      4.88
           WITH SALES CHARGE*                  -2.11    0.63     2.88      4.37
C SHARES   WITHOUT CDSC            06/01/95     1.95    1.67     3.30      4.33
           WITH CDSC*                           0.96    1.67     3.30      4.33
I SHARES                           01/25/94     2.90    2.45     4.09      5.08
LEHMAN BROTHERS 10 YEAR MUNICIPAL
   BOND INDEX                                   3.31    3.72     4.94      5.74

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 4.75% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES AND T SHARES WERE RENAMED I SHARES.

GEORGIA TAX-EXEMPT BOND FUND

PORTFOLIO MANAGER

-    Chris Carter, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The geographical concentration of portfolio holdings in this fund may involve increased risk.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

For the 12 months ended March 31, 2006, the Georgia Tax-Exempt Bond Fund had a total return of 3.19% (I Shares) versus a 3.31% return for the Lehman Brothers 10 Year Municipal Bond Index. The Fund maintained an overweight of 0 to 2-year and 15-year and longer paper. Within the latter maturity range, the period witnessed exposure to the long bond sector increased. Five and 10-year generic AAA rated municipal bond yields increased 39 and 15 basis (0.39% and 0.15%) respectively, over the 12 months, while 30-year yields declined 10 basis points. The 2-year to 30-year municipal bond yield curve flattened 89 basis points to 94 basis (0.89% to 0.94%) points of slope.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The Fund slightly underperformed its benchmark index for the period; the underperformance was due primarily to management fees, which are associated with a mutual fund but not associated with our benchmark index, the Lehman Brothers 10 Year Municipal Bond Index. The index is also not limited to Georgia state tax-exempt municipals and may invest in sectors of the market that we avoid.

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

The Fund continues to favor premium bonds (prices greater than par) for their income benefit and relative price stability. All activity should occur within an investment grade construct and the average credit quality of Fund holdings should remain high.(1)

                  PORTFOLIO COMPOSITION (as March 31, 2006)(1)
                      as a percentage of total investments

                                   (PIE CHART)

Money Market Funds    2.5%
Municipal Bonds      97.5%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                                    GEORGIA TAX-EXEMPT BOND FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                               (PERFORMANCE GRAPH)

         Georgia Tax-Exempt    Lehman Brothers 10 Year
        Bond Fund (I Shares)     Municipal Bond Index
        --------------------   -----------------------
 3/96           10000                   10000
                10018                   10031
                10188                   10232
12/96           10437                   10523
                10387                   10521
                10707                   10867
                11018                   11205
12/97           11290                   11495
                11368                   11614
                11518                   11789
                11895                   12192
12/98           11943                   12272
                11951                   12342
                11676                   12059
                11689                   12136
12/99           11673                   12119
                11893                   12401
                12043                   12599
                12292                   12911
12/00           12774                   13423
                13065                   13735
                13103                   13795
                13462                   14202
12/01           13325                   14043
                13399                   14213
                13928                   14793
                14539                   15548
12/02           14548                   15471
                14648                   15662
                14996                   16153
                14985                   16133
12/03           15108                   16353
                15242                   16616
                14831                   16220
                15389                   16892
12/04           15537                   17031
                15477                   16918
                15923                   17462
                15864                   17365
12/05           15966                   17498
 3/06           15971                   17478

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/96. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Lehman Brothers 10 Year Municipal Bond Index a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                                AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/06 (%)
                                                                ----------------------------------------------
GEORGIA TAX-EXEMPT BOND FUND                   INCEPTION DATE         1 YEAR   3 YEAR   5 YEAR   10 YEAR
-----------------------------                  --------------         ------   ------   ------   -------
A SHARES   WITHOUT SALES CHARGE                   01/19/94              3.12    2.73     3.92      4.58
           WITH SALES CHARGE*                                          -1.78    1.08     2.91      4.08
C SHARES   WITHOUT CDSC                           06/06/95              2.25    2.11     3.32      4.05
           WITH CDSC*                                                   1.25    2.11     3.32      4.05
I SHARES                                          01/18/94              3.19    2.92     4.10      4.79
LEHMAN BROTHERS 10 YEAR MUNICIPAL BOND INDEX                            3.31    3.72     4.94      5.74

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 4.75% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES AND T SHARES WERE RENAMED I SHARES.

HIGH INCOME FUND

PORTFOLIO MANAGER(S)

-    George Goudelias

-    Michael McEachern, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Although the Fund's yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the fund's share price will decline.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

For the 12 month period ended March 31, 2006, the High Income Fund outperformed its benchmark the Lehman Brothers U.S. Corporate High Yield Bond Index with a return of 7.53% (I Shares) versus 7.43% for the index.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The portfolio's underweighting in Autos hurt relative returns in the first quarter when GM and Ford bonds recovered from a difficult fourth quarter. The sector was helped by anticipation of the long awaited announcement of a GM deal to sell a majority stake in GMAC. (1)

In the first quarter, we reduced exposure to Healthcare. The industry has enjoyed a favorable regulatory environment for the past three years. It appears this cycle is turning and margins may be squeezed as a result of harsher government scrutiny. Positions in the Food and Restaurant sector were sold after they had reached our price target. We rotated into Technology and Chemicals where new issues offered value. (1)

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

We will continue to be underweighted in Autos, since the long term outlook for the industry--both large manufacturers and their suppliers--is negative. We believe that rising interest rates will not be as big a factor for the rest of the year and that fundamentals could remain strong. The key to performance will be avoiding those issuers whose balance sheets will deteriorate as a result of stockholder friendly actions. (1)

                PORTFOLIO COMPOSITION (as of March 31, 2006)(1)
                      as a percentage of total investments

                                   (PIE CHART)

Bank Loans               4.1%
Corporate Bonds         78.7%
Preferred Stock          1.4%
Short-Term Investment   12.3%
Repurchase Agreement     3.5%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                                                HIGH INCOME FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                               (PERFORMANCE GRAPH)

            High Income Fund   Lehman Brothers U.S. Corporate
               (I Shares)           High Yield Bond Index
            ----------------   ------------------------------
10/3/2001         10000                     10000
    12/01         10342                     10578
                  10355                     10756
                   9785                     10066
                   9258                      9771
    12/02          9998                     10429
                  10576                     11223
                  11499                     12357
                  11792                     12700
    12/03         12578                     13450
                  12799                     13765
                  12752                     13633
                  13234                     14294
    12/04         13876                     14947
                  13728                     14707
                  13966                     15113
                  14307                     15253
    12/05         14460                     15356
     3/06         14761                     15799

This chart assumes an initial hypothetical investment of $10,000 made on 10/3/01. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Lehman Brothers U.S. Corporate High Yield Bond Index, a widely recognized, market value-weighted index that covers the universe of fixed rate, non-investment grade debt. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/06 (%)
                                                   ----------------------------------------------
                                                                                          SINCE
HIGH INCOME FUND                  INCEPTION DATE   1 YEAR   3 YEAR   5 YEAR   10 YEAR   INCEPTION
----------------                  --------------   ------   ------   ------   -------   ---------
A SHARES   WITHOUT SALES CHARGE      10/27/03       7.20        --      --        --      8.69
           WITH SALES CHARGE*                       2.09        --      --        --      6.52
C SHARES   WITHOUT CDSC              05/04/94       6.57     10.94    7.47      4.57      4.88
           WITH CDSC*                               5.62     10.94    7.47      4.57      4.88
I SHARES                             10/03/01       7.53     11.75      --        --      9.06
LEHMAN BROTHERS U.S. CORPORATE
HIGH YIELD BOND INDEX                               7.43     12.08    8.13      6.66        --

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 4.75% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES AND T SHARES WERE RENAMED I SHARES.

HIGH QUALITY BOND FUND (formerly Classic Institutional High Quality Bond Fund)

PORTFOLIO MANAGER(S)

-    Perry Troisi

-    Adrien Webb, CFA

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Although the Fund's yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund's share price will decline.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

For the 12 month period ended March 31, 2006, the High Quality Bond Fund underperformed its benchmark with a return of 1.52% (I Shares) versus 2.09% for its benchmark the Lehman Brothers U. S. Intermediate Government/Credit A+ Index.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The Fund has maintained its defensive strategy over the past fiscal year, while credit spreads have been extremely narrow and driven by strong demand and limited supply. Despite this cautious posture and bias towards Treasuries, we are making active decisions regarding security selection and sector allocations. We are significantly underweight the corporate and mortgage sectors and as always are neutral duration to the index. The resulting performance for the Fund modestly trailed the index's results.

The economy rebounded from the weak, hurricane impacted, final quarter of 2005. First quarter Gross Domestic Product (1) is predicted to exceed 4%. Employment and manufacturing sectors are healthy and housing has only slowed slightly. The Fed raised the fed funds target rate twice in the quarter to 4.75%. Interest rates rose approximately 50 basis points (0.50%) in the quarter and returns of bond indexes were slightly negative, similar to last year's third quarter.

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

Because credit spreads are extremely narrow, driven by strong demand and limited supply, we maintained our defensive strategy in the quarter. Despite this cautious posture and bias towards Treasuries, we are making active decisions regarding security selection and sector allocations. We are significantly underweight in the corporate and mortgage sectors and continue to opportunistically own Treasury Inflation Protected Securities. We believe that current valuations are not sustainable and do not justify the greater risk of overweighting corporates and mortgages. We think the outcome will more likely be wider yield spreads and better buying opportunities as we move into the latter stages of the current economic expansion.(2)

(1) The Gross Domestic Product ("GDP") is the monetary value of all the finished goods and services produced within a country's borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

                PORTFOLIO COMPOSITION (as of March 31, 2006)(2)
                      as a percentage of total investments

                                   (PIE CHART)

Asset Backed Securities             3.1%
Corporate Bonds                    14.5%
U.S. Government Agency Mortgages    8.2%
U.S. Treasury Obligations          73.8%
Money Market Funds                  0.4%

(2)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                                          HIGH QUALITY BOND FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                               (PERFORMANCE GRAPH)

                                   Lehman Brothers U.S.
             High Quality Bond   Intermediate Government/
              Fund (I Shares)         Credit A+ Index
             -----------------   ------------------------
10/29/2003         10000                   10000
     12/03         10073                   10085
                   10247                   10324
                    9993                   10070
                   10236                   10322
     12/04         10282                   10356
                   10193                   10278
                   10412                   10530
                   10354                   10474
     12/05         10402                   10532
      3/06         10347                   10494

This chart assumes an initial hypothetical investment of $10,000 made on 10/29/03. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Lehman Brothers U.S. Intermediate Government/Credit A+ Index which consists of is composed of all bonds that are investment grade, rated Baa or higher by Moody's or BBB or higher by Standard & Poor's if unrated by Moody's. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                        AVERAGE ANNUAL TOTAL
                                                     RETURNS AS OF 3/31/06 (%)
                                                     -------------------------
HIGH QUALITY BOND FUND              INCEPTION DATE    1 YEAR   SINCE INCEPTION
----------------------              --------------    ------   ---------------
I SHARES                               10/29/03        1.52         1.42
LEHMAN BROTHERS U.S. INTERMEDIATE
GOVERNMENT/CREDIT A+ INDEX                             2.09           --

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS. COM.

Effective August 1, 2005, Institutional Shares were renamed I Shares, T Shares were merged into I Shares and T Shares were no longer offered.

INTERMEDIATE BOND FUND (formerly Classic Institutional Intermediate Bond Fund)

PORTFOLIO MANAGER(S)

-    John Talty, CFA

-    Perry Troisi

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

For the 12 month period ended March 31, 2006, the Intermediate Bond Fund lagged its benchmark the Lehman Brothers Intermediate Government/Credit Bond Index with a return of 1.76% (I Shares) versus 2.08% for the index.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The Fund has maintained its defensive strategy over the past fiscal year, while credit spreads have been extremely narrow and driven by strong demand and limited supply. Despite this cautious posture and bias towards Treasuries, we are making active decisions regarding security selection and sector allocations. We are significantly underweight the corporate sector and as always are neutral duration to the index. The resulting performance for the Fund modestly trailed the index's results.

The economy rebounded from the weak, hurricane impacted, final quarter of 2005. First quarter Gross Domestic Product (1) is predicted to exceed 4%. Employment and manufacturing sectors are healthy and housing has only slowed slightly. The Fed raised the fed funds target rate twice in the quarter to 4.75%. Interest rates rose approximately 50 basis points (0.50%) in the quarter and returns of bond indexes were slightly negative, similar to last year's third quarter.

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

Because credit spreads are extremely narrow, driven by strong demand and limited supply, we maintained our defensive strategy in the quarter. Despite this cautious posture and bias towards Treasuries, we are making active decisions regarding security selection and sector allocations. We are significantly underweight in the corporate and mortgage sectors and continue to opportunistically own Treasury Inflation Protected Securities. We believe that current valuations are not sustainable and do not justify the greater risk of overweighting corporates and mortgages. We think the outcome will more likely be wider yield spreads and better buying opportunities as we move into the latter stages of the current economic expansion.(2)

(1) The Gross Domestic Product ("GDP") is the monetary value of all the finished goods and services produced within a country's borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

                 PORTFOLIO COMPOSITION (as of March 31, 2006)(2)
                      as a percentage of total investments

                                   (PIE CHART)

Collateralized Mortgage Obligations   3.0%
Corporate Bonds                      16.8%
U.S. Treasury Obligations            76.7%
Repurchase Agreements                 2.5%
Asset Backed Securities               1.0%

(2)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                                          INTERMEDIATE BOND FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                               (PERFORMANCE GRAPH)

            Intermediate Bond Fund   Lehman Brothers Intermediate
                  (I Shares)            Government/Credit Index
            ----------------------   ----------------------------
6/30/1999            10000                       10000
                     10094                       10092
    12/99            10123                       10098
                     10322                       10249
                     10456                       10423
                     10774                       10723
    12/00            11154                       11119
                     11508                       11496
                     11573                       11573
                     12073                       12106
    12/01            11936                       12116
                     11892                       12089
                     12230                       12519
                     12592                       13086
    12/02            12792                       13307
                     12939                       13508
                     13265                       13875
                     13293                       13873
    12/03            13308                       13881
                     13635                       14225
                     13318                       13866
                     13693                       14241
    12/04            13799                       14303
                     13686                       14179
                     13997                       14531
                     13908                       14455
    12/05            13989                       14529
     3/06            13926                       14473

This chart assumes an initial hypothetical investment of $10,000 made on 6/30/99. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Lehman Brothers Intermediate Government/Credit Bond Index which is a widely-recognized, market-value weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury and agency securities, corporate bond issues and mortgage-backed securities having maturities of 10 years or less. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                               AVERAGE ANNUAL TOTAL RETURNS AS OF
                                                           3/31/06 (%)
                                              ------------------------------------
                                  INCEPTION                                SINCE
INTERMEDIATE BOND FUND              DATE+     1 YEAR   3 YEAR   5 YEAR   INCEPTION
----------------------            ---------   ------   ------   ------   ---------
A SHARES   WITHOUT SALES CHARGE    10/11/04     1.39    2.29     3.88       4.94
           WITH SALES CHARGE*                  -3.40    0.65     2.88       4.18
C SHARES   WITHOUT CDSC            10/11/04     0.74    2.01     3.71       4.81
           WITH CDSC*                          -0.24    2.01     3.71       4.81
I SHARES                            6/30/99     1.76    2.48     4.00       5.03
LEHMAN BROTHERS INTERMEDIATE
GOVERNMENT/CREDIT INDEX                         2.08    2.33     4.71         --

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS. COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 4.75% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES, INSTITUTIONAL SHARES WERE RENAMED I SHARES, T SHARES MERGED INTO I SHARES AND T SHARES WERE NO LONGER OFFERED.

+ The quoted returns reflect the performance from June 30, 1999 to October 11, 2004 of the Seix Intermediate Bond Fund, an open-end investment company that was the predecessor fund to the Intermediate Bond Fund.

Performance for the I Shares, which commenced operations on October 11, 2004, is the historical performance of the Seix Intermediate Bond Fund's Class I Shares prior to that date.

Performance for the C Shares, which commenced operations on October 11, 2004, is the historical performance of the Seix Intermediate Bond Fund's Class I Shares prior to that date. The historical performance has not been adjusted to reflect the Fund's C Share expenses. If it had been, the performance would have been lower.

The Class A Shares began operating on October 11, 2004. Performance between December 30, 1997 to January 25, 2002 and January 25, 2002 to October 11, 2004 is that of the Class I Shares and Class P Shares, respectively, of the Seix Intermediate Bond Fund, the Fund's predecessor. The performance of the predecessor fund's Class I Shares has not been adjusted to reflect the Fund's A Share expenses. If it had been, the performance would have been lower.

INVESTMENT GRADE BOND FUND

PORTFOLIO MANAGER(S)

-    Perry Troisi

-    John Talty, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

For the 12 month period ended March 31, 2006, the Investment Grade Bond Fund outperformed its benchmark's Lehman Brothers Intermediate U.S. Government/Credit Bond Index and the Lehman Brothers U.S. Aggregate Bond Index with a total return of 2.94% (I Shares) versus 2.02% and 2.26%, respectively.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The economy rebounded from the weak, hurricane impacted, final quarter of 2005. First quarter Gross Domestic Product (1) is predicted to exceed 4%. Employment and manufacturing sectors are healthy and housing has only slowed slightly. The Fed raised the fed funds target rate twice in the quarter to 4.75%. Interest rates rose approximately 50 basis points (0.50%) in the quarter and returns of bond indexes were slightly negative, similar to last year's third quarter.

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

Because credit spreads are extremely narrow, driven by strong demand and limited supply, we maintained our defensive strategy in the quarter. Despite this cautious posture and bias towards Treasuries, we are making active decisions regarding security selection and sector allocations. We are significantly underweight in the corporate and mortgage sectors and continue to opportunistically own Treasury Inflation Protected Securities. We believe that current valuations are not sustainable and do not justify the greater risk of overweighting corporates and mortgages. We think the outcome will more likely be wider yield spreads and better buying opportunities as we move into the latter stages of the current economic expansion.(2)

(1) The Gross Domestic Product ("GDP") is the monetary value of all the finished goods and services produced within a country's borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

                 PORTFOLIO COMPOSITION (as of March 31, 2006)(2)
                      as a percentage of total investments

                                   (PIE CHART)

Collateralized Mortgage Obligations    2.1%
Corporate Bonds                       12.3%
U.S. Government Agencies               3.5%
U.S. Government Agency Mortgages       0.1%
U.S. Treasury Obligations             48.3%
Short-Term Investment                 32.1%
Repurchase Agreements                  0.9%
Asset Backed Securities                0.7%

(2)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                                      INVESTMENT GRADE BOND FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                              (PERFORMANCE GRAPH)

           Investment         Lehman Brothers      Lehman Brothers
          Grade Bond      U.S. Government/Credit    U.S. Aggregate
        Fund (I Shares)         Bond Index            Bond Index
        ---------------   ----------------------   ---------------
 3/96        10000                 10000                10000
             10026                 10047                10057
             10188                 10224                10243
12/96        10450                 10537                10550
             10373                 10446                10491
             10739                 10826                10876
             11088                 11205                11238
12/97        11399                 11565                11569
             11600                 11740                11749
             11890                 12047                12023
             12532                 12644                12531
12/98        12446                 12661                12574
             12373                 12509                12511
             12219                 12372                12401
             12313                 12439                12486
12/99        12255                 12389                12470
             12522                 12722                12745
             12311                 12906                12967
             12630                 13277                13358
12/00        13061                 13857                13920
             13711                 14300                14343
             13761                 14343                14423
             14367                 15026                15089
12/01        14244                 15035                15096
             14093                 14964                15110
             14304                 15526                15668
             15029                 16411                16386
12/02        15301                 16694                16644
             15550                 16969                16875
             15983                 17567                17297
             15903                 17478                17272
12/03        15867                 17474                17327
             16344                 18012                17787
             15777                 17441                17353
             16317                 18061                17907
12/04        16516                 18206                18078
             16438                 18084                17992
             16927                 18707                18533
             16753                 18527                18408
12/05        16873                 18638                18517
 3/06        16921                 18449                18398

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/96. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Lehman Brothers U.S. Government/Credit Bond Index a widely recognized composite index made up of the Lehman Brothers U.S. Government Index and the Lehman Brothers U.S. Credit Index which include U.S. Government, Treasury and agency securities, as well as high grade corporate bonds. The Fund's Aggregate Bond Index a widely recognized index of U.S. Treasury and agency securities, corporate bond issues, mortgage-backed securities, asset-backed securities and corporate mortgage-backed securities. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                       AS OF 3/31/06 (%)
                                  INCEPTION   ----------------------------------
INVESTMENT GRADE BOND FUND           DATE     1 YEAR   3 YEAR   5 YEAR   10 YEAR
--------------------------        ---------   ------   ------   ------   -------
A SHARES   WITHOUT SALES CHARGE    06/11/92     2.69    2.46     3.92      4.99
           WITH SALES CHARGE*                  -2.16    0.81     2.91      4.48

C SHARES   WITHOUT CDSC            06/07/95     1.94    1.87     3.35      4.46
           WITH CDSC*                           0.95    1.87     3.35      4.46

I SHARES                           07/16/92     2.94    2.86     4.30      5.40

LEHMAN BROTHERS U.S. GOVERNMENT/
   CREDIT BOND INDEX                            2.02    2.83     5.23      6.32

LEHMAN BROTHERS U. S. AGGREGATE
   BOND INDEX                                   2.26    2.92     5.11      6.29

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 4.75% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES AND T SHARES WERE RENAMED I SHARES.

INVESTMENT GRADE TAX-EXEMPT BOND FUND

PORTFOLIO MANAGER

-    Ronald Schwartz, CFA, CFP

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund's income may be subject to certain state and local taxes and, minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

For the 12 months ended March 31, 2006, the Investment Grade Tax-Exempt Bond Fund returned 2.92% (I Shares) outperforming the Lehman Brothers 5 Year Municipal Bond Index which returned 2.14% for the same period. The Fund's performance during the period was a result of trading opportunities realized during the period as well as our placement on the yield curve.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

Record municipal issuance dominated most of 2005, however the first quarter of 2006 issuance declined by nearly 30% contributing to the sectors out performance. The summer of 2005 saw a continuous stream of positive economic data and the most disruptive hurricane season on record. In August, Hurricane Katrina devastated New Orleans and the Gulf Coast of Mississippi. September opened with Hurricane Rita striking east Texas and western Louisiana. The municipal market struggled to understand the degree to which the economic disruption would impact all facets of the municipal market from insurers to the profitability of property and casualty industry to creating additional financing opportunities. The Fed continued on is path of increasing rates suggesting that inflation was the motivation for the increases. The Federal Open Market Committee raised rates 8 times in the year ended March 31, 2006 taking the fed funds rate from 2.75% to 4.75%. The municipal curve flattened throughout the year with the front end increasing in yields in response to the Fed tightening while the long end decreased in yields as it responded to positive economic conditions.

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

Credit spreads remained narrow throughout the period as we continued our focus on high quality securities. We favored a barbell strategy for the majority of the period however as we prepare for the end of the Fed tightening we are reducing our barbell in anticipation of a flatter curve. We will be reducing our exposure to the 10-15 year area of the curve and rolling down to the 5 -10 year area, with continued over weighing of the 1-5 year area.(1)

                PORTFOLIO COMPOSITION (as of March 31, 2006)(1)
                      as a percentage of total investments

                                  (PIE CHART)

Municipal Bonds      94.0%
Money Market Funds    6.0%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                           INVESTMENT GRADE TAX-EXEMPT BOND FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                              (PERFORMANCE GRAPH)

        Investment Grade    Lehman Brothers
         Tax-Exempt Bond   5 Year Municipal
         Fund (I Shares)      Bond Index
        ----------------   ----------------
 3/96         10000              10000
              10066              10053
              10276              10219
12/96         10526              10422
              10514              10419
              10820              10674
              11072              10902
12/97         11346              11086
              11471              11215
              11653              11340
              12055              11638
12/98         12147              11734
              12215              11856
              12031              11709
              12059              11819
12/99         12116              11820
              12414              11961
              12604              12150
              12852              12389
12/00         13433              12732
              13751              13093
              13798              13222
              14147              13585
12/01         14174              13522
              14341              13600
              14803              14161
              15512              14652
12/02         15644              14776
              15808              14941
              16174              15212
              16189              15366
12/03         16334              15386
              16528              15583
              16252              15248
              16767              15680
12/04         16904              15805
              16784              15623
              17227              15922
              17155              15907
12/05         17280              15955
 3/06         17274              15958

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/96. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Lehman Brothers 5 Year Municipal Bond Index a widely recognized index of intermediate investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 4 and 6 years. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                AVERAGE ANNUAL TOTAL RETURNS AS
                                                        OF 3/31/06 (%)
INVESTMENT GRADE                  INCEPTION   ----------------------------------
TAX-EXEMPT BOND FUND                 DATE     1 YEAR   3 YEAR   5 YEAR   10 YEAR
--------------------              ---------   ------   ------   ------   -------
A SHARES   WITHOUT SALES CHARGE    06/09/92     2.57    2.59     4.25      5.18
           WITH SALES CHARGE*                  -2.29    0.93     3.25      4.67

C SHARES   WITHOUT CDSC            06/01/95     1.92    2.02     3.72      4.66
           WITH CDSC*                           0.93    2.02     3.72      4.66

I SHARES                           10/21/93     2.92    3.00     4.67      5.62

LEHMAN BROTHERS 5 YEAR
   MUNICIPAL BOND INDEX                         2.14    2.22     4.04      4.78

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 4.75% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES AND T SHARES WERE RENAMED I SHARES.

LIMITED DURATION FUND (formerly Classic Institutional Limited Duration Fund)

PORTFOLIO MANAGER(S)

-    Joseph Calabrese, CFA

-    John Talty, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

For the 12 month period ended March 31, 2006, the Limited Duration Fund outperformed its benchmark the Merrill Lynch 3 Month U.S. Treasury Bill Index with a return of 3.73% (I Shares) versus 3.53% for the Index.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The Fund generated the majority of its return through the collection of interest. By utilizing asset-backed securities with attractive spreads over money market instruments, Agencies and Treasuries, the Fund produced a steady source of income with price preservation as a secondary goal.(1)

The Fund supplemented its use of short duration Treasuries with Federal agency notes. The balance of the portfolio resides in floating rate securities that maintain a high level of income with little price fluctuation.(1)

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

Since the early part of last year, we have focused on reducing risk at a time when market volatility remains close to all time lows. This absence of volatility breeds an environment which fosters more complacent risk taking--something we are not willing to accept. A greater degree of instability could arise and provide the opportunity to boost returns. We feel strongly that our strategies should continue to pay off if this disregard for risk comes to an end. An overaggressive inflation fighting Fed would provide additional opportunities. Our general view is that spread markets must get cheaper. This would certainly provide the impetus for value to surface. Until then, we will monitor risk and reward closely.(1)

                PORTFOLIO COMPOSITION (as of March 31, 2006)(1)
                      as a percentage of total investments

                                   (PIE CHART)

Asset Backed Securities     24.8%
U.S. Government Agencies     8.6%
U.S. Treasury Obligations   63.2%
Repurchase Agreements        3.4%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                                           LIMITED DURATION FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                               (PERFORMANCE GRAPH)

             Limited Duration Fund   Merrill Lynch 3 Month U.S.
                   (I Shares)            Treasury Bill Index
             ---------------------   --------------------------
10/25/2002           10000                      10000
     12/02           10014                      10028
                     10031                      10058
                     10068                      10092
                     10093                      10117
     12/03           10111                      10143
                     10140                      10167
                     10155                      10191
                     10188                      10229
     12/04           10232                      10278
                     10287                      10337
                     10360                      10410
                     10458                      10496
     12/05           10559                      10593
      3/06           10671                      10701

This chart assumes an initial hypothetical investment of $10,000 made on 10/25/02. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Merrill Lynch 3 Month U.S. Treasury Bill Index which is a widely-recognized index that tracks the performance of 3 Month U.S. Treasury Bills. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                                 AVERAGE ANNUAL TOTAL
                                                              RETURNS AS OF 3/31/06 (%)
                                                             ---------------------------
                                                 INCEPTION                       SINCE
LIMITED DURATION FUND                               DATE     1 YEAR   3 YEAR   INCEPTION
---------------------                            ---------   ------   ------   ---------
I SHARES                                          10/25/02    3.73     2.08       1.91
MERRILL LYNCH 3 MONTH U.S. TREASURY BILL INDEX                3.53     2.09         --

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS. COM.

+ The quoted returns reflect the performance from October 25, 2002 to October 11, 2004 of the Seix Limited Duration Fund, an open-end investment company that was the predecessor fund to the Limited Duration Fund.

Effective August 1, 2005, Institutional Shares were renamed I Shares, L Shares and T Shares were merged into I Shares and L Shares and T Shares were no longer offered.

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND

PORTFOLIO MANAGER(S)

-    Joseph Calabrese, CFA

-    John Talty, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the Fund's shares.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

For the 12 month period ended March 31, 2006, the Limited-Term Federal Mortgage Securities Fund lagged its benchmark's the merrill Lynch 1-5 Year AAA U.S. Treasury/Agencies Index and the Merrill Lynch 1-5 Year U.S. Treasuries Index with a return of 2.04% (I Shares) versus 2.22% and 2.08% for the indexes, respectively.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

Higher interest rates were a benefit to performance as prepayments slow and mortgages gain favor. Since the index has only government bond exposure, the rise in yields did not have as great an effect on the Fund as compared to the benchmark. The added value of ARMs and the stability of recently dated current coupon mortgages generated a positive contribution.(1)

We are making active decisions regarding sector allocations versus the short duration benchmark. We hold no Treasuries, are significantly underweight the Agency sector, and have been predominantly using mortgages to generate a significant income advantage. We have added to our position in Adjustable Rate Mortgagees ("ARMs") with incoming cash flows and the use of monthly paydowns.(1)

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

Since the early part of last year, we have focused on reducing risk at a time when market volatility remains close to all time lows. This absence of volatility breeds an environment which fosters more complacent risk taking--something we are not willing to accept without proportional returns. A greater degree of instability could arise and provide the opportunity to boost relative returns. We feel strongly that our strategies should continue to pay off if this disregard for risk comes to an end. Another inversion between two and ten year Treasuries can cause mortgages to cheapen. An overaggressive inflation fighting Fed would provide additional opportunities. Our general view is that spread markets must get cheaper. This would certainly provide the impetus for value to surface. Until then, we will monitor risk and reward closely.(1)

                 PORTFOLIO COMPOSITION (as of March 31, 2006)(1)
                      as a percentage of total investments

                                   (PIE CHART)

U.S. Government Agencies            7.7%
U.S. Government Agency Mortgages   81.8%
Short-Term Investment               7.0%
Repurchase Agreements               3.5%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                   LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                               (PERFORMANCE GRAPH)

        Limited-Term Federal     Merrill Lynch          Merrill Lynch
         Mortgage Securities     1-5 Year U.S.        1-5 Year AAA U.S.
           Fund (I Shares)     Treasuries Index   Treasuries/Agencies Index
        --------------------   ----------------   -------------------------
 3/96           10000                10000                  10000
                10056                10080                  10081
                10224                10249                  10250
12/96           10421                10461                  10462
                10455                10498                  10501
                10704                10755                  10759
                10926                10996                  10998
12/97           11124                11205                  11206
                11276                11375                  11376
                11439                11561                  11563
                11846                12016                  12005
12/98           11892                12073                  12065
                11965                12102                  12101
                11929                12134                  12134
                12033                12281                  12275
12/99           12041                12319                  12319
                12163                12487                  12476
                12355                12710                  12700
                12681                13003                  13005
12/00           13076                13412                  13428
                13345                13800                  13819
                13441                13913                  13944
                14027                14486                  14520
12/01           14044                14534                  14574
                14133                14512                  14567
                14512                14949                  15016
                14927                15493                  15524
12/02           15097                15620                  15673
                15240                15727                  15789
                15413                15901                  15967
                15269                15943                  16004
12/03           15311                15941                  16009
                15571                16184                  16250
                15307                15914                  15982
                15592                16153                  16230
12/04           15672                16150                  16242
                15626                16054                  16150
                15840                16308                  16410
                15843                16272                  16377
12/05           15915                16374                  16477
 3/06           15944                16389                  16509

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/96. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Merrill Lynch 1-5 Year AAA U.S. Treasuries/Agencies Index and the Merrill Lynch 1-5 Year U.S. Treasuries Index. The Merrill Lynch 1-5 Year AAA U.S. Treasuries/Agencies Index tracks the performance of U.S. government and agency bonds that have a minimum issue size of $150 million. The Merrill Lynch 1-5 Year U.S. Treasuries Index is a widely recognized, capitalization weighted index of U.S. Treasury securities with maturities of one year or greater and no more than 5 years. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                       AS OF 3/31/06 (%)
                                              ----------------------------------
LIMITED-TERM FEDERAL MORTGAGE     INCEPTION
SECURITIES FUND                      DATE     1 YEAR   3 YEAR   5 YEAR   10 YEAR
-----------------------------     ---------   ------   ------   ------   -------
A SHARES   WITHOUT SALES CHARGE    07/18/94     1.93    1.28     3.38      4.51
           WITH SALES CHARGE*                  -0.64    0.43     2.85      4.25
C SHARES   WITHOUT CDSC            06/07/95     1.14    0.80     2.97      4.13
           WITH CDSC*                           0.16    0.80     2.97      4.13
I SHARES                           06/06/94     2.04    1.52     3.63      4.78
MERRILL LYNCH 1-5 YEAR AAA U.S.
   TREASURY/AGENCIES INDEX                      2.22    1.50     3.62      5.14
MERRILL LYNCH 1-5 YEAR U. S.
   TREASURIES INDEX                             2.08    1.38     3.50      5.06

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 2.50% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES AND T SHARES WERE RENAMED I SHARES.

MARYLAND MUNICIPAL BOND FUND

PORTFOLIO MANAGER

-    George E. Calvert, Jr.

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The geographical concentration of portfolio holdings in this fund may involve increased risk.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

For the 12 month period ended March 31, 2006, the Maryland Municipal Bond Fund outperformed, to a minor degree, the Lehman Brothers 10 Year Municipal Bond Index, returning 3.34% ( I Shares) compared to 3.31% for the index.

The Fund's duration and maturity exposure continued a more defensive posture over the past year. The longest bonds and the weaker credits out performed but for most of the year we held less than a market weighting in both categories.(1)

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The flattening yield curve that came with rising rates hurt the valuation of bonds due within 10 years the most, while long bonds produced the greatest returns due to the world wide demand for higher yields regardless of maturity or credit. In our opinion, market yields did not provide appropriate spreads for either risk and the more conservative approach generated an average, or lower, total return. (1)

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

The Fund's position for 2006-2007 will maintain shorter duration and maturity characteristics as we expect additional increases in rates. We will reduce the Fund's exposure to bonds due past 20 years and make tactical trades in the intermediate range to prepare for the eventual return of the yield curve to a more normal steeper slope.(1)

                 PORTFOLIO COMPOSITION (as of March 31, 2006)(1)
                      as a percentage of total investments

                                   (PIE CHART)

Municipal Bonds      96.1%
Money Market Funds    3.9%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                                    MARYLAND MUNICIPAL BOND FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                              (PERFORMANCE GRAPH)

        Maryland Municipal Bond   Lehman Brothers 10 Year
            Fund (I Shares)         Municipal Bond Index
        -----------------------   -----------------------
 3/96            10000                     10000
                  9933                     10031
                 10104                     10232
12/96            10330                     10523
                 10258                     10521
                 10626                     10867
                 10953                     11205
12/97            11238                     11495
                 11342                     11614
                 11481                     11789
                 11842                     12192
12/98            11897                     12272
                 11944                     12342
                 11827                     12059
                 11647                     12136
12/99            11501                     12119
                 11853                     12401
                 11991                     12599
                 12300                     12911
12/00            12802                     13423
                 13070                     13735
                 13149                     13795
                 13497                     14202
12/01            13383                     14043
                 13450                     14213
                 13973                     14793
                 14565                     15548
12/02            14575                     15471
                 14715                     15662
                 15075                     16153
                 15077                     16133
12/03            15189                     16353
                 15390                     16616
                 15069                     16220
                 15543                     16892
12/04            15695                     17031
                 15608                     16918
                 16011                     17462
                 15987                     17365
12/05            16107                     17498
 3/06            16129                     17478

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/96. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Lehman Brothers 10 Year Municipal Bond Index a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                    AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/06 (%)
                                                    ----------------------------------------------
                                                                                           SINCE
MARYLAND MUNICIPAL BOND FUND      INCEPTION DATE+   1 YEAR   3 YEAR   5 YEAR   10 YEAR   INCEPTION
----------------------------      ---------------   ------   ------   ------   -------   ---------
A SHARES   WITHOUT SALES CHARGE      04/13/2005       2.88    2.95     4.20      4.85       4.47
           WITH SALES CHARGE*                        -1.99    1.30     3.19      4.34       3.97
C SHARES   WITHOUT CDSC                04/25/96       2.30    2.11     3.31        --       4.09
           WITH CDSC*                                 1.32    2.11     3.31        --       4.09
I SHARES                               03/01/96       3.34    3.10     4.30      4.90       4.52
LEHMAN BROTHERS 10 YEAR
MUNICIPAL BOND INDEX                                  3.31    3.72     4.94      5.74         --

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 4.75% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES AND T SHARES WERE RENAMED I SHARES.

+ The A Shares were offered beginning on 4/14/05. The A Shares performance between 3/1/96 to 4/14/05 is that of the Class I Shares (formerly T Shares) of the Fund, and has not been adjusted to reflect A Share expenses. If it had been performance would have been lower.

NORTH CAROLINA TAX-EXEMPT BOND FUND

PORTFOLIO MANAGER

-    Chris Carter, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The geographical concentration of portfolio holdings in this fund may involve increased risk.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

For the 12 months ended March 31, 2006, the North Carolina Tax-Exempt Bond Fund had a total return of 3.51% (I Shares) versus a return of 3.31% for the Lehman Brothers 10 Year Municipal Bond Index. The Fund's "barbell" yield curve strategy contributed largely to its outperformance. As envisioned in last year's Annual Report, the past 12 months was spent reducing the Fund's percentage of assets invested in bonds with final maturities from 8 to 16 years and increasing exposure to 15-year and longer paper. This objective was achieved, and the performance benefit realized, with the Fund eventually achieving an overweight of 0 to 2-year and 15-year and longer paper. 5 and 10-year generic AAA rated municipal bond yields increased 39 and 15 basis (0.39% and 0.15%) respectively, over the 12 months, while 30-year yields declined 10 basis points (0.10%). The 2-year to 30-year municipal bond yield curve flattened 89 basis points to 94 basis points (0.89% to 0.94%) of slope.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The primary factor behind the Fund's outperformance was its high relative allocation to callable bonds with 5% or greater coupons and final maturities exceeding 15 years.(1)

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

The Fund continues to favor premium bonds (prices greater than par) for their income benefit and relative price stability. All activity will occur within an investment grade construct and the average credit quality of Fund holdings should remain high.(1)

                PORTFOLIO COMPOSITION (as of March 31, 2006)(1)
                      as a percentage of total investments

                                  (PIE CHART)

Money Market Funds    3.8%
Municipal Bonds      96.2%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                             NORTH CAROLINA TAX-EXEMPT BOND FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                               (PERFORMANCE GRAPH)

           North Carolina Tax-Exempt Bond Fund (I Shares)   Lehman Brothers 10 Year Municipal Bond Index
           ----------------------------------------------   --------------------------------------------
1/8/2004                       10000                                           10000
                               10133                                           10161
                                9872                                            9919
                               10282                                           10330
   12/04                       10349                                           10415
                               10239                                           10346
                               10565                                           10678
                               10520                                           10619
   12/05                       10586                                           10700
    3/06                       10598                                           10688

This chart assumes an initial hypothetical investment of $10,000 made on 1/8/04. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Lehman Brothers 10 Year Municipal Bond Index a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                    AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/06 (%)
                                                    ----------------------------------------------
NORTH CAROLINA                                                               SINCE
TAX-EXEMPT BOND FUND              INCEPTION DATE+                 1 YEAR   INCEPTION
--------------------              ---------------                 ------   ---------
A SHARES   WITHOUT SALES CHARGE      01/08/04                      3.85       2.81
           WITH SALES CHARGE*                                      1.06       0.58
C SHARES   WITHOUT CDSC              01/08/04                      3.23       2.53
           WITH CDSC*                                              2.23       2.53
I SHARES                             01/08/04                      3.51       2.64
LEHMAN BROTHERS 10 YEAR
MUNICIPAL BOND INDEX                                               3.31         --

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 4.75% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES AND T SHARES WERE RENAMED I SHARES.

+ The Fund began operations on March 21, 2005. Performance from January 8, 2004 to March 21, 2005 is that of the CCMI Tax-Exempt North Carolina Bond Fund, the Fund's predecessor.

SEIX HIGH YIELD FUND (formerly Seix Institutional High Yield Fund)

PORTFOLIO MANAGER(S)

-    George Goudelias

-    Michael McEachern, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bond Funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Although the Fund's yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the fund's share price will decline.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

For the 12 month period ended March 31, 2006, the Seix High Yield Fund lagged its benchmark, the Merrill Lynch High Yield Master Index. The Fund produced a return of 5.37% (I Shares) versus 7.30% for the index.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The Funds underperformance was due to its higher quality profile versus its benchmark. During the past year, very strong returns from the lowest quality bonds boosted the Merrill Lynch High Yield Master Index return. The Fund does not hold securities with a rating lower than B.(1)

The January effect was in full force during the first quarter when the riskiest assets in all sectors were the best performers. In equities, Small Cap Indexes soared and the Russell 2000(R) Index(2) was up 14.0% compared to 4.3% for the Dow Jones Industrial Average(2) and the S&P 500 Index(2). In bonds, the CCC return was 4.6% versus 0.8% for BB's ex Autos. Investment Grade benchmark returns were all negative.

The portfolio's higher quality positioning hurt relative returns in the first quarter when lower quality outperformed and GM and Ford bonds recovered from a difficult fourth quarter. The Auto sector was helped by anticipation of the long awaited announcement of a GM deal to sell a majority stake in GMAC. Also, relatively stable demand for High Yield combined with a surprising decrease in net supply to push already narrow yield spreads tighter. Supply has fallen for a number of positive fundamental reasons - calls, tenders, maturities and upgrades. In addition, with the maturation of the Bank Loan market, issuers have shunned borrowing through High Yield bonds and taken advantage of the opportunity to diversify funding using the floating rate feature of Loans.(1)

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

In order to protect the portfolio's downside from a retreat in credit spreads, we continue to avoid the volatile Auto sector and remain overweighted in Energy, Media and Utilities. Our rigorous research process paid off again this quarter when the auto supplier Dana defaulted. We recognized early on the difficult industry fundamentals facing Dana and had avoided the credit for over two years. Our bottom up strategy continues to identify the weakest credits and those with the best potential for upgrade.(1)

                PORTFOLIO COMPOSITION (as of March 31, 2006)(1)
                      as a percentage of total investments

                                   (PIE CHART)

Corporate Bonds             82.7%
U.S. Treasury Obligations    3.0%
Short-Term Investments       8.2%
Repurchase Agreements        1.8%
Bank Loans                   4.2%
Money Market Funds           0.1%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                                            SEIX HIGH YIELD FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                               (PERFORMANCE GRAPH)

             Seix High Yield   Merrill Lynch High
             Fund (I Shares)   Yield Master Index
             ---------------   ------------------
12/29/2000        10000               10000
     12/00        10000               10596
                  10578               10621
                  10699               10487
                  10708               10063
     12/01        11129               10620
                  11301               10828
                  11332               10163
                  11405                9843
     12/02        11834               10499
                  12334               11223
                  12987               12309
                  13105               12620
     12/03        13676               13357
                  13968               13656
                  13745               13536
                  14409               14163
     12/04        14817               14795
                  14571               14583
                  14963               14976
                  15061               15111
     12/05        15206               15214
      3/06        15353               15648

This chart assumes an initial hypothetical investment of $10,000 made on 12/29/00. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Merrill Lynch High Yield Master Index which is a widely-recognized index of U.S. high yield corporate bond issues having maturities of at least one year. The index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                 AVERAGE ANNUAL TOTAL RETURNS AS
                                                         OF 3/31/06 (%)
                                              ------------------------------------
                                  INCEPTION                                SINCE
SEIX HIGH YIELD FUND                 DATE     1 YEAR   3 YEAR   5 YEAR   INCEPTION
--------------------              ---------   ------   ------   ------   ---------
A SHARES   WITHOUT SALES CHARGE    12/21/01    5.22      7.34    7.73       8.27
           WITH SALES CHARGE*                  0.26      5.62    6.68       7.27

C SHARES   WITHOUT CDSC            10/11/04    4.45      7.11    7.70       8.24
           WITH CDSC*                          3.47      7.11    7.70       8.24

I SHARES                           12/29/00    5.37      7.57    7.97       8.51

MERRILL LYNCH HIGH YIELD MASTER INDEX          7.31     11.72    8.06         --

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 4.75% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES, INSTITUTIONAL SHARES WERE RENAMED I SHARES, T SHARES MERGED INTO I SHARES AND T SHARES WERE NO LONGER OFFERED.

+ The quoted returns reflect the performance from December 29, 2000 to October 11, 2004 of the Seix High Yield Fund, an open-end investment company that was the predecessor fund to the High Yield Fund.

Performance for the I Shares, which commenced operations on October 11, 2004, is the historical performance of the Seix High Yield prior to that date.

Performance for the C Shares, which commenced operations on October 11, 2004, is the historical performance of the Seix High Yield Fund's Class I Shares prior to that date. The historical performance has not been adjusted to reflect the Fund's C Share expenses. If it had been, the performance would have been lower.

The Class A Shares began operating on October 11, 2004. Performance between December 29, 2000 to December 21, 2001 and December 21, 2001 to October 11, 2004 is that of the Class I Shares and Class P Shares, respectively, of the Seix Core Bond Fund, the Fund's predecessor. The performance of the predecessor fund's Class I Shares has not been adjusted to reflect the Fund's A Share expenses. If it had been, the performance would have been lower.

(2) Russell 2000 Index Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The companies which comprise this index have high price-to-book ratios and higher forecasted growth values. Dow Jones Industrial Average is a price-weighted average based on the price-only performance of 30 blue chip stocks (The average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stocks splits, stock dividends and substitutions of stocks).

SHORT-TERM BOND FUND

PORTFOLIO MANAGER(S)

-    Robert W. Corner

-    H. Rick Nelson

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

For the 12 month period ended March 31, 2006, the Short-Term Bond Fund outperformed its benchmark index by 68 basis points (0.68%) with a 3.24% (I Shares) total return versus 2.56% for the Citigroup 1-3 Year Government/Credit Index.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The Funds performance was in line with the stated benchmark index until February 2006 when the Fund received a settlement for the WorldCom bonds that defaulted in 2002.

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

The Fund is underweight Treasury and Agency securities, has a neutral weighting in corporates and an overweight in structured product. We plan to increase our government weighting if spreads and volatility stays low or goes lower. Conversely we would add corporate bonds if spreads widen. The Fund is currently neutral duration but if economic direction becomes clearer the Fund would shift average life to take advantage of future rates.(1)

                PORTFOLIO COMPOSITION (as of March 31, 2006)(1)
                      as a percentage of total investments

                                  (PIE CHART)

Asset Backed Securities                5.3%
Collateralized Mortgage Obligations    6.9%
Commercial Papers                      1.3%
Corporate Bonds                       22.6%
U.S. Government Agencies              16.2%
U.S. Government Agency Mortgages      11.3%
U.S. Treasury Obligations             13.0%
Short-Term Investments                21.9%
Money Market Funds                     1.5%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                                            SHORT-TERM BOND FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                              (PERFORMANCE GRAPH)

        Short-Term Bond      Citigroup 1-3 Year
        Fund (I Shares)   Government/Credit Index
        ---------------   -----------------------
 3/96        10000                 10000
             10065                 10105
             10220                 10275
12/96        10416                 10470
             10439                 10543
             10679                 10774
             10916                 10988
12/97        11122                 11168
             11271                 11335
             11456                 11511
             11816                 11850
12/98        11884                 11947
             11899                 12037
             11860                 12107
             11956                 12256
12/99        11993                 12339
             12147                 12495
             12333                 12706
             12643                 13003
12/00        12909                 13345
             13327                 13745
             13466                 13930
             13986                 14415
12/01        13882                 14527
             13818                 14533
             13832                 14883
             14021                 15250
12/02        14241                 15437
             14392                 15577
             14531                 15766
             14581                 15841
12/03        14601                 15882
             14733                 16070
             14579                 15891
             14725                 16074
12/04        14744                 16089
             14720                 16048
             14873                 16248
             14887                 16273
12/05        14990                 16382
 3/06        15197                 16459

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/96. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Citigroup 1-3 Year Government/Credit Index a widely recognized index of U.S. Treasury securities, government agency obligations, and corporate debt securities rated at least investment grade
(BBB). The securities in the index have maturities of one year or greater and less than three years. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                AVERAGE ANNUAL TOTAL RETURNS AS
                                                        OF 3/31/06 (%)
                                  INCEPTION   ----------------------------------
SHORT-TERM BOND FUND                 DATE     1 YEAR   3 YEAR   5 YEAR   10 YEAR
--------------------              ---------   ------   ------   ------   -------
A SHARES   WITHOUT SALES CHARGE    03/22/93    3.01     1.58     2.44      4.07
           WITH SALES CHARGE*                  0.44     0.71     1.92      3.80

C SHARES   WITHOUT CDSC            06/20/95    2.34     1.15     2.03      3.69
           WITH CDSC*                          1.34     1.15     2.03      3.69

I SHARES   WITHOUT LOAD            03/15/93    3.24     1.83     2.66      4.27

CITIGROUP 1-3 YEAR GOVERNMENT/
   CREDIT INDEX                                2.56     1.85     3.67      5.10

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 2.50% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES AND T SHARES WERE RENAMED I SHARES.

SHORT-TERM U.S. TREASURY SECURITIES FUND

PORTFOLIO MANAGER(S)

-    H. Rick Nelson

-    Chad Stephens

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the Fund's shares.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

For the 12 month period ended March 31, 2006, the Short-Term U.S. Treasury Securities Fund returned 1.70% (I Shares) versus 2.30% and 3.54% for its benchmarks the Citigroup 1-3 Year Treasury Index and the Citigroup 6 Month Treasury Bill Index, respectively.

The most prominent factor influencing underperformed over the past year was that of a flattening yield curve due to Federal Reserve (the "Fed") tightening. Short-term yields rose more than long-term yields as the Fed tightened monetary policy by 25 basis points (0.25%) at each of their eight meetings. The federal funds rate ended the year at 4.75%, up from 2.75% at the beginning of the year while the two year U.S. Treasury note rose 103 basis points (1.03%) to 4.82% from 3.78%. In contrast, the 10-year U.S. Treasury note rose only 37 basis points (0.37%) to end the year at 4.85%, up from 4.48%.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The Fund slightly underperformed its benchmark index for the period; the underperformance was due primarily to management fees, which are associated with a mutual fund but not associated with the Citigroup 1-3 Year Treasury Index. The difference in performance versus our shorter duration index the Citigroup 6 Month Treasury Bill Index is not only fees but also was due to the Fund having a longer duration in a rising rate environment.

The Fund maintained a conservative duration of about 1.6 years during the beginning of the year and slowly added to duration as rates rose. Duration at the end of the year had been pushed out to 1.75 years. The Fund would probably have performed even better relative to its peer group if we had maintained a shorter duration. However, not extending duration to the Fund's maximum permitted duration of 2.0 years kept returns very competitive.(1)

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

The Fund will continue to be managed in line with the 1-3 Treasury index.

                 PORTFOLIO COMPOSITION (as of March 31, 2006)(1)
                      as a percentage of total investments

                                  (PIE CHART)

Money Market Funds           1.0%
U.S. Treasury Obligations   99.0%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                        SHORT-TERM U.S. TREASURY SECURITIES FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                               (PERFORMANCE GRAPH)

           Short-Term
         U.S. Treasury
        Securities Fund   Citigroup 1-3 Year    Citigroup 6 Month
           (I Shares)       Treasury Index     Treasury Bill Index
        ---------------   ------------------   -------------------
 3/96         10000              10000                10000
              10091              10104                10129
              10242              10272                10263
12/96         10407              10465                10401
              10458              10535                10536
              10674              10764                10676
              10861              10975                10820
12/97         11017              11160                10965
              11168              11321                11109
              11321              11495                11255
              11613              11849                11403
12/98         11705              11938                11544
              11763              12011                11675
              11811              12079                11807
              11944              12233                11948
12/99         12022              12302                12098
              12156              12455                12261
              12322              12669                12440
              12544              12936                12633
12/00         12821              13286                12832
              13128              13655                13019
              13250              13813                13177
              13600              14282                13306
12/01         13660              14390                13408
              13648              14385                13480
              13919              14733                13544
              14173              15088                13607
12/02         14290              15221                13664
              14362              15308                13710
              14433              15417                13751
              14458              15484                13789
12/03         14485              15507                13824
              14570              15661                13860
              14433              15491                13896
              14515              15641                13942
12/04         14512              15644                14005
              14496              15602                14084
              14624              15780                14182
              14619              15793                14297
12/05         14712              15902                14429
 3/06         14742              15961                14578

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/96. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Citigroup 1-3 Year Treasury Index and the Citigroup 6 Month Treasury Bill Index. The Citigroup 1-3 Year Treasury Index is a widely recognized index of U.S. Treasury securities with maturities of one year or greater and less than three years. The Citigroup 6 Month Treasury Bill Index tracks the performance of 6 month U.S. Treasury Bills. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                          AVERAGE ANNUAL TOTAL
                                                        RETURNS AS OF 3/31/06 (%)
   SHORT-TERM U.S. TREASURY                        ----------------------------------
        SECURITIES FUND           INCEPTION DATE   1 YEAR   3 YEAR   5 YEAR   10 YEAR
   ------------------------       --------------   ------   ------   ------   -------
A SHARES   WITHOUT SALES CHARGE      03/18/93        1.52     0.70    2.16      3.78
           WITH SALES CHARGE*                       -0.98    -0.13    1.65      3.53
C SHARES   WITHOUT CDSC              06/22/95        0.88     0.32    1.85      3.51
           WITH CDSC*                               -0.11     0.32    1.85      3.51
I SHARES                             03/15/93        1.70     0.88    2.35      3.96
CITIGROUP 1-3 YEAR TREASURY
   INDEX                                             2.30     1.40    3.17      4.78
CITIGROUP 6 MONTH TREASURY BILL
   INDEX                                             3.54     2.08    2.42      4.02

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 2.50% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES AND T SHARES WERE RENAMED I SHARES.

STRATEGIC INCOME FUND

PORTFOLIO MANAGER(S)

-    Michael McEachern, CFA

-    Adrien Webb, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the Fund's shares.

Although the fund's yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the fund's share price will decline.

International investing involves increased risk and volatility.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

For the 12 month period ended March 31, 2006, the Strategic Income Fund lagged its benchmark with a return of 0.19% (I Shares) versus 3.53% for the Strategic Income Hybrid Index. The Fund uses a hybrid blended benchmark of 34% of the Merrill Lynch AAA U.S. Treasury/Agency Master Index, 33% of the Merrill Lynch U.S. High Yield Master Index and 33% of the Merrill Lynch AAA Global Government Bond II ex U.S. Index for performance comparison purposes.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The performance of the Fund was impacted by several factors during the quarter. First of all, the high yield segment was underweight assets of the major domestic auto makers and their financial subsidiaries, which rallied in the period. Secondly, the foreign exchange element of the fund benefited from both the weakness in the U.S. dollar and investments in assets denominated in the Euro and the Swedish Krona. After the strong fourth quarter the U.S. dollar finally fell off, thereby enabling our short position in the dollar to add significant value. Thirdly, the U.S. Government portion of the fund was neutral to the index. And finally, investments in emerging market debt were also essentially flat. (1)

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

Going forward we continue to take a somewhat defensive stand in credit and expect the dollar to continue its underperformance, with the major beneficiaries being the Japanese Yen and the Euro. In fact, the Fund ended the quarter with commitments to these two currencies.(1)

                 PORTFOLIO COMPOSITION (as of March 31, 2006)(1)
                      as a percentage of total investments

                                   (PIE CHART)

Bank Loans                   1.0%
Corporate Bonds             21.7%
Foreign Government Bonds    23.8%
Preferred Stock              0.3%
Short Term Investments      27.5%
U.S. Treasury Obligations   25.7%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                                           STRATEGIC INCOME FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                               (PERFORMANCE GRAPH)

                                      Merrill Lynch AAA      Merrill Lynch AAA      Merrill Lynch U.S.
             Strategic Income Fund      U.S. Treasury/       Global Government     High Yield Master II   Strategic Income
                   (I Shares)        Agency Master Index   Bond II ex U.S. Index           Index            Hybrid Index
             ---------------------   -------------------   ---------------------   --------------------   ----------------
11/30/2001           10000                  10000                  10000                   10000                10000
     12/01            9906                   9912                   9920                    9921                 9842
                      9946                   9851                   9892                   10093                 9823
                      9850                  10282                  10127                    9389                10184
                      9837                  10953                  10472                    9106                10406
     12/02           10261                  11032                  10645                    9733                10885
                     10533                  11145                  10799                   10429                11318
                     11059                  11420                  10944                   11474                11951
                     11129                  11335                  10844                   11774                12126
     12/03           11441                  11293                  10848                   12473                12617
                     11725                  11614                  11028                   12745                12894
                     11520                  11273                  10904                   12643                12587
                     11957                  11625                  11171                   13228                13053
     12/04           12662                  11679                  11418                   13829                13722
                     12446                  11633                  11555                   13630                13502
                     12526                  12029                  11926                   13986                13658
                     12481                  11911                  11954                   14114                13598
     12/05           12468                  11989                  12057                   14208                13545
      3/06           12469                  11883                  11956                   14615                13629

This chart assumes an initial hypothetical investment of $10,000 made on 11/30/01. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Strategic Income Hybrid Index a blended hybrid index which consists of 33% of the Merrill Lynch AAA U.S. Treasury/Agency Master Index, 34% of the Merrill Lynch U.S. High Yield Master II Index and 33% of the Merrill Lynch AAA Global Government Bond II ex U.S. Index. The Merrill Lynch AAA U.S. Treasury/Agency Master Index, the Merrill Lynch U.S. High Yield Master II Index and the Merrill Lynch AAA Global Government Bond II ex U.S. Index. The Merrill Lynch AAA U.S. Treasury/Agency Master Index is a widely-recognized U.S. government index that tracks the performance of the combined U.S. Treasury and U.S. agency markets. It includes U.S. dollar-denominated, U.S. Treasury and U.S. agency bonds, issued in the U.S. domestic bond market, having a at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $1 billion for U.S. Treasuries and $150 million for U.S. agencies. The Merrill Lynch U.S. High Yield Master II Index is a widely-recognized, market-value weighted index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The Merrill Lynch Global Government Bond II ex U.S. Index is a widely recognized subset of the Merrill Lynch Global Government bond Index including Belgian, Danish, Irish, Italian, New Zealand, Portuguese, Spanish and Swedish returns. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                                             AVERAGE ANNUAL TOTAL RETURNS
                                                                                   AS OF 3/31/06 (%)
                                                                             ----------------------------
                                                                                                  SINCE
STRATEGIC INCOME FUND                                       INCEPTION DATE    1 YEAR   3 YEAR   INCEPTION
---------------------                                       --------------    ------   ------   ---------
A SHARES   WITHOUT SALES CHARGE                                 10/8/03        -0.01       --      4.62
           WITH SALES CHARGE*                                                  -4.74       --      2.57
C SHARES   WITHOUT CDSC                                        11/30/01        -0.57     5.14      4.63
           WITH CDSC*                                                          -1.51     5.14      4.63
I SHARES                                                       11/30/01         0.19     5.79      5.23
MERRILL LYNCH AAA U.S. TREASURY/AGENCY MASTER INDEX                             2.16     2.16        --
MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX                                   7.23    11.91        --
MERRILL LYNCH AAA GLOBAL GOVERNMENT BOND II EX U.S. INDEX                       3.47     3.45        --
STRATEGIC INCOME HYBRID INDEX                                                   3.53     5.50        --

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 4.75% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES AND T SHARES WERE RENAMED I SHARES.

TOTAL RETURN BOND FUND (formerly Classic Institutional Total Return Bond Fund)

PORTFOLIO MANAGER(S)

-    John Talty, CFA

-    Perry Troisi

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

For the 12 month period ended March 31, 2006, the Total Return Bond Fund lagged its benchmark, the Lehman Brothers Aggregate Bond Index with a return of 1.31% (I Shares) versus 2.26% for the index.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The Fund has maintained its defensive strategy over the past fiscal year, while credit spreads have been extremely narrow and driven by strong demand and limited supply. Despite this cautious posture and bias towards Treasuries, we are making active decisions regarding security selection and sector allocations. We are significantly underweight the corporate and mortgage sectors and as always are neutral duration to the index. The resulting performance for the Fund modestly trailed the index's results.(1)

The economy rebounded from the weak, hurricane impacted, final quarter of 2005. First quarter Gross Domestic Product(1) is predicted to exceed 4%. Employment and manufacturing sectors are healthy and housing has only slowed slightly. The Federal Reserve Board (the "Fed") raised the fed funds target twice in the quarter to 4.75%. Interest rates rose approximately 50 basis points (0.50%) in the quarter and returns of bond indexes were slightly negative, similar to last year's third quarter.(2)

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

Because credit spreads are extremely narrow, driven by strong demand and limited supply, we maintained our defensive strategy in the quarter. Despite this cautious posture and bias towards Treasuries, we are making active decisions regarding security selection and sector allocations. We are significantly underweight the corporate and mortgage sectors and continue to opportunistically own Treasury Inflation Protected Securities. We believe that current valuations are not sustainable and do not justify the greater risk of overweighting corporates and mortgages. We think the more likely outcome will be wider yield spreads and better buying opportunities as we move into the latter stages of the current economic expansion.

(1) The Gross Domestic Product ("GDP") is the monetary value of all the finished goods and services produced within a country's borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

                PORTFOLIO COMPOSITION (as of March 31, 2006)(2)
                      as a percentage of total investments

                                  (PIE CHART)

Collateralized Mortgage Obligations    2.2%
Corporate Bonds                       10.5%
Foreign Government Bonds               2.7%
U.S. Government Agency Mortgages      29.0%
U.S. Treasury Obligations             46.9%
Repurchase Agreements                  6.2%
Asset Backed Securities                2.5%

(2)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                                          TOTAL RETURN BOND FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                               (PERFORMANCE GRAPH)

             Total Return Bond Fund   Lehman Brothers U.S. Aggregate
                   (I Shares)                   Bond Index
             ----------------------   ------------------------------
10/15/2003            10000                        10000
     12/03            10128                        10126
                      10379                        10395
                      10064                        10141
                      10389                        10465
     12/04            10562                        10565
                      10489                        10515
                      10739                        10831
                      10663                        10758
     12/05            10717                        10822
      3/06            10627                        10752

This chart assumes an initial hypothetical investment of $10,000 made on 10/15/03. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Lehman Brothers U.S. Aggregate Bond Index a widely-recognized index of U.S. Treasury and agency securities, corporate bond issues, mortgage-backed securities, asset-backed securities and corporate mortgage-backed securities. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                             AVERAGE ANNUAL TOTAL RETURNS
                                                                   AS OF 3/31/06 (%)
                                                             ----------------------------
                                                                             SINCE
TOTAL RETURN BOND FUND                      INCEPTION DATE        1 YEAR   INCEPTION
----------------------                      --------------        ------   ---------
I SHARES                                       10/15/03            1.31       2.50
LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX                          2.26         --

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS. COM.

Effective August 1, 2005, Institutional Shares were renamed I Shares, T Shares were merged into I Shares and T Shares were no longer offered.

U.S. GOVERNMENT SECURITIES FUND

PORTFOLIO MANAGER(S)

-    Joseph Calabrese, CFA

-    John Talty, CFA

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the Fund's Shares.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

For the 12 month period ended March 31, 2006, the U.S. Government Securities Fund lagged its benchmarks, the Merrill Lynch Government/Mortgage Custom Index and the Lehman Brothers Intermediate U.S. Government Bond Index with a return of 1.66% (I Shares) versus 2.46% and 2.07%, respectively.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

Mortgage Backed Securities have been the best performers this year. A rally was spurred by a surprising interest from investors who have replaced the absent Federal housing agencies. Another inversion between two and ten year securities can cause mortgages to cheapen. The tone of the market is subdued because market volatility remains close to all time lows. This breeds an environment which fosters more complacent risk taking--something we are not willing to accept without proportional returns, and which caused the Fund's underperformance.(1)

Higher interest rates were a benefit to performance as prepayments slow and mortgages gain favor. The portfolio's shorter duration relative to the index during this period also provided a benefit. The added value of ARMs and the stability of recently dated current coupon mortgages were also helpful. The underweight in bonds relative to the Government component of the blended index also generated a positive contribution.(1)

We are making active decisions regarding security selection and sector allocations. We are significantly underweight in the Agency sector, opportunistically own TIPS and are somewhat overweight mortgages relative to the index. We have doubled our position in ARMs with complementary prepayment scenarios to our fixed rate composition while also providing a hedge against higher rates. We have reduced our holdings in generic Treasuries while holding similar weightings in Treasury Inflation Protected Securities, Agencies and Cash.(1)

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

Since the early part of last year, we have focused on reducing risk at a time when market volatility remains close to all time lows. This absence of volatility breeds an environment which fosters more complacent risk taking--something we are not willing to accept without proportional returns. A greater degree of instability could arise and provide the opportunity to boost relative returns. We feel strongly that our strategies should continue to pay off if this disregard for risk comes to an end. Another inversion between two and ten year Treasuries can cause mortgages to cheapen. An overaggressive inflation fighting Fed would provide additional opportunities. Our general view is that spread markets must get cheaper. This would certainly provide the impetus for value to surface. Until then, we will monitor risk and reward closely.(1)

                PORTFOLIO COMPOSITION (as of March 31, 2006)(1)
                      as a percentage of total investments

                                  (PIE CHART)

U.S. Government Agencies            1.4%
Short-Term Investments             28.1%
U.S. Treasury Obligations          31.9%
U.S. Government Agency Mortgages   35.5%
Repurchase Agreements               3.1%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                                 U.S. GOVERNMENT SECURITIES FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                               (PERFORMANCE GRAPH)

        U.S. Government Securities             Merrill Lynch            Lehman Brothers Intermediate
              Fund (I Shares)        Government/Mortgage Custom Index    U.S. Government Bond Index
        --------------------------   --------------------------------   ----------------------------
 3/96              10000                           10000                            10000
                   10017                           10053                            10067
                   10192                           10243                            10240
12/96              10493                           10546                            10477
                   10374                           10509                            10475
                   10771                           10887                            10767
                   11131                           11228                            11042
12/97              11431                           11545                            11286
                   11619                           11733                            11457
                   11877                           11987                            11669
                   12344                           12477                            12214
12/98              12364                           12528                            12244
                   12311                           12496                            12210
                   12182                           12408                            12186
                   12278                           12513                            12309
12/99              12244                           12495                            12304
                   12493                           12791                            12505
                   12712                           13035                            12732
                   13083                           13421                            13074
12/00              13588                           14019                            13592
                   13927                           14380                            14000
                   13914                           14426                            14059
                   14585                           15135                            14757
12/01              14529                           15093                            14736
                   14533                           15128                            14697
                   15110                           15726                            15265
                   15735                           16470                            16001
12/02              15935                           16657                            16157
                   16053                           16827                            16306
                   16287                           17101                            16582
                   16104                           17089                            16560
12/03              16141                           17130                            16526
                   16466                           17539                            16891
                   16119                           17179                            16502
                   16531                           17676                            16875
12/04              16693                           17830                            16912
                   16657                           17781                            16797
                   17039                           18294                            17185
                   16952                           18190                            17095
12/05              17030                           18301                            17197
 3/06              16934                           18217                            17145

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/96. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Merrill Lynch Government/Mortgage Custom Index and the Lehman Brothers Intermediate U.S. Government Bond Index. The Merrill Lynch Government/Mortgage Custom Index is a synthetic index created by combining the Merrill Lynch Government Master Index, which is a comprised of U.S. Treasury securities and U.S. government agency securities with a maturity of at least one year; and the Merrill Lynch Mortgage Master Index, which is comprised of mortgage-backed securities including 15 and 30 year single family mortgages in addition to aggregated pooled mortgages. The Lehman Brothers Intermediate U.S. Government bond index is a market value-weighted index of U.S. Treasury securities, U.S. government agency obligations, and corporate debt backed by the U.S. Government, fixed-rate nonconvertible corporate debt securities, Yankee bonds, and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least one year. The indices are unmanaged and do not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                       AS OF 3/31/06 (%)
                                  INCEPTION   ----------------------------------
U.S. GOVERNMENT SECURITIES FUND      DATE     1 YEAR   3 YEAR   5 YEAR   10 YEAR
-------------------------------   ---------   ------   ------   ------   -------
A SHARES   WITHOUT SALES CHARGE    06/06/94     1.43     1.42    3.61      4.99
           WITH SALES CHARGE*                  -3.39    -0.21    2.61      4.49
C SHARES   WITHOUT CDSC            06/07/95     0.76     0.84    3.03      4.45
           WITH CDSC*                          -0.21     0.84    3.03      4.45
I SHARES                           08/01/94     1.66     1.80    3.99      5.41
MERRILL LYNCH GOVERNMENT/
   MORTGAGE CUSTOM INDEX                        2.46     2.68    4.84      6.18
LEHMAN BROTHERS INTERMEDIATE
   U.S. GOVERNMENT BOND INDEX                   2.07     1.69    4.14      5.54

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 4.75% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES AND T SHARES WERE RENAMED I SHARES.

U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND (formerly Classic Institutional U.S. Government Securities Super Short Income Plus Fund)

PORTFOLIO MANAGER(S)

-    Robert W. Corner

-    H. Rick Nelson

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the Fund's shares

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

For the 12 month period ended March 31, 2006, the U.S. Government Securities Ultra-Short Bond Fund returned 3.12% (I Shares) versus 3.51% for its benchmark the Citigroup 6 Month U.S. Treasury Bill Index.

The most prominent factor influencing the underperformance of the Fund over the past year was that of a flattening yield curve due to a tighter, or more restrictive, Federal Reserve monetary policy. Short-term yields rose more than long-term yields as the Federal Reserve (the "Fed") tightened monetary policy by 25 basis points (0.25%) at each of their eight meetings. The federal funds rate ended the year at 4.75%, up from 2.75% at the beginning of the year while the two year U.S. Treasury note rose 103 basis points (1.03%) to 4.82% from 3.78%. In contrast, the ten year U.S. Treasury note rose only 37 basis points (0.37%) to end the year at 4.85%, up from 4.48%.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The Fund maintained a conservative duration of about 0.6 years during the beginning of the year and slowly added to duration as rates rose. Duration at the end of the year had been pushed out to 0.7 years. The Fund would probably have performed even better relative to its peer group if we had maintained a shorter duration. However, not extending duration to the Fund's maximum permitted duration of one year kept returns very competitive and slightly above the Lipper category average.(1)

A significant position in floating rate securities or securities that have adjustable rates helped temper the interest rate sensitivity of the Fund while helping increase the yield of the Fund as rates rose. For example we maintained a consistent allocation between 10% and 15% to student loan auction and floating rate securities. In addition, we maintained positions in U.S. Agency adjustable rate mortgage backed securities as well as floating rate U.S. Agency debt securities.(1)

In general, U.S. Agency mortgage backed securities and U.S. Agency debt securities performed well compared to other fixed income sectors due to declining volatility and relatively stable spreads. For example, U.S. Agency notes maturing between 1 and 3 years returned 2.66% for the year while AAA/AA rated corporate securities returned a slightly higher 2.72% (Source: Merrill Lynch.)(1)

During the year, we reduced our allocation to U.S. Agency debt securities to 42% from 35%. However, we increased our allocation to callable U.S. Agency securities to 2% from 10%. Our mortgage backed allocation increased to 31% from 44%.(1)

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

Looking forward, the extent of further Fed tightening is more data dependent as policy expectations are pushing the upper bounds of neutral. With (the fed funds) rate having risen by nearly 400 basis points (4.00%) over the past two years, the Fed is expected to slow their pace of tightening in order to better evaluate the economic landscape of higher rates and a flatter yield curve.

Second, yield spreads and volatility measures are at the lower ends of recent history. If both spreads and volatility measures stay low, callable U.S. Agency securities and U.S. Agency mortgage backed securities should continue to perform well relative to other asset classes. We expect to maintain this focus for the near future as there seems to be little reward in assuming additional corporate credit risk at current tight spreads.

One needs to consider the many possibilities when evaluating future expectations. One of those potential outcomes that has not been on the radar over the last few years is a Fed pause and eventual easing. While Fed easing does not seem be in the cards in the near-term, our plan for Fed easing will be to reduce our exposure to floating rate securities, callable structure, and MBS in favor of bullet structures in order to lock in yields for a longer period of time.

                PORTFOLIO COMPOSITION (as of March 31, 2006)(1)
                      as a percentage of total investments

                                   (PIE CHART)

Asset Backed Securities             9.8%
Master Notes                        1.9%
Municipal Bonds                     0.9%
U.S. Government Agencies           40.1%
U.S. Government Agency Mortgages   43.8%
Short-Term Investments              1.5%
Money Market Funds                  2.0%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                               (PERFORMANCE GRAPH)

             U.S. Government
               Securities
            Ultra-Short Bond   Citigroup 6 Month U.S.
             Fund (I Shares)     Treasury Bill Index
            ----------------   ----------------------
4/11/2002         10000                 10000
                  10103                 10047
                  10211                 10094
    12/02         10279                 10136
                  10332                 10171
                  10327                 10201
                  10365                 10229
    12/03         10353                 10255
                  10444                 10281
                  10431                 10308
                  10477                 10343
    12/04         10541                 10389
                  10559                 10448
                  10652                 10521
                  10721                 10606
    12/05         10800                 10704
     3/06         10889                 10814

This chart assumes an initial hypothetical investment of $10,000 made on 4/11/02. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Citigroup 6 Month U.S. Treasury Bill Index which is a widely-recognized index which tracks the performance of the 6 Month U.S. Treasury Bills. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                             AVERAGE ANNUAL TOTAL
                                                          RETURNS AS OF 3/31/06 (%)
                                                         ---------------------------
U.S. GOVERNMENT SECURITIES                   INCEPTION                       SINCE
ULTRA-SHORT BOND FUND                           DATE     1 YEAR   3 YEAR   INCEPTION
--------------------------                   ---------   ------   ------   ---------
I SHARES                                      04/11/02    3.12     1.76       2.17
CITIGROUP 6 MONTH U.S. TREASURY BILL INDEX                3.51     2.07

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

Effective August 1, 2005, Institutional Shares were renamed I Shares, T Shares were merged into I Shares and T Shares were no longer offered.

ULTRA-SHORT BOND FUND (formerly Classic Institutional Super Short Income Plus
Fund)

PORTFOLIO MANAGER(S)

-    Robert W. Corner

-    H. Rick Nelson

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the Fund's shares.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

For the 12 month period ended March 31, 2006, the Ultra-Short Bond Fund returned 3.23% (I Shares) versus 3.51% for its benchmark index the Citigroup 6 Month U.S. Treasury Bill Index.

The most prominent factor influencing underperformance over the past year was that of a flattening yield curve due to Federal Reserve tightening. Short-term yields rose more than long-term yields as the Fed tightened monetary policy by 25 basis points (0.25%) at each of their eight meetings. The federal funds rate ended the year at 4.75%, up from 2.75% at the beginning of the year while the two year U.S. Treasury note rose 103 basis points (1.03%) to 4.82% from 3.78%. In contrast, the ten year U.S. Treasury note rose only 37 basis points (0.37%) to end the year at 4.85%, up from 4.48%.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The Fund maintained a conservative duration of about 0.6 years during the beginning of the year and slowly added to duration as rates rose. Duration at the end of the year had been pushed out to 0.7 years. The Fund would probably have performed even better relative to its peer group if we had maintained a shorter duration. However, not extending duration to the Fund's maximum permitted duration of 1 year kept returns very competitive and slightly above the Lipper category average.

A significant position in floating rate securities or securities that have adjustable rates helped temper the interest rate sensitivity of the Fund while helping increase the yield of the Fund as rates rose. For example we maintained a consistent allocation between floating rate corporate notes, asset backed securities and student loan auction securities. In addition, we maintained positions in U.S. Agency adjustable rate mortgage backed securities.(1)

In general, U.S. Agency mortgage backed securities and U.S. Agency debt securities performed well compared to other fixed income sectors due to declining volatility and relatively stable spreads. For example, US Agency notes maturing between 1 and 3 years returned 2.66% for the year while AAA/AA rated corporate securities returned a slightly higher 2.72% (Source: Merrill Lynch.)(1)

During the year, we reduced our allocation to U.S. Agency debt securities, corporate debt securities, and cash & equivalents in favor of mortgage backed securities. However, we increased our allocation to callable U.S. Agency securities to 2% from 8%. Our mortgage backed allocation increased to 18% from 24%.(1)

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

Looking forward, the extent of further Fed tightening is more data dependent as policy expectations are pushing the upper bounds of neutral. With (the fed funds) rate having risen by nearly 400 basis points (4.00%) over the past two years, the Fed is expected to slow their pace of tightening in order to better evaluate the economic landscape of higher rates and a flatter yield curve.(1)

Second, yield spreads and volatility measures are at the lower ends of recent history. If both spreads and volatility measures stay low, callable U.S. Agency securities and mortgage backed securities should continue to perform well relative to other asset classes. We expect to maintain this focus for the near future as there seems to be little reward in assuming additional corporate credit risk at current tight spreads.(1)

One needs to consider the many possibilities when evaluating future expectations. One of those potential outcomes that has not been on the radar over the last few years is a Fed pause and eventual easing. While Fed easing does not seem be in the cards in the near-term, our plan for Fed easing will be to reduce our exposure to floating rate securities, callable structure, and MBS in favor of bullet structures in order to lock in yields for a longer period of time.(1)

                PORTFOLIO COMPOSITION (as of March 31, 2006)(1)
                      as a percentage of total investments

                                   (PIE CHART)

Money Market Funds                     1.7%
Asset Backed Securities               22.6%
Collateralized Mortgage Obligations    5.7%
Commercial Papers                      5.6%
Corporate Bonds                       26.7%
Master Notes                           1.1%
Municipal Bonds                        1.0%
U.S. Government Agencies              10.4%
U.S. Government Agency Mortgages      16.4%
U.S. Treasury Obligations              3.3%
Short-Term Investments                 5.5%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                                           ULTRA-SHORT BOND FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                               (PERFORMANCE GRAPH)

            Ultra-Short Bond Fund (I Shares)   Citigroup 6 Month U.S. Treasury Bill Index
            --------------------------------   ------------------------------------------
4/15/2002                 10000                                   10000
                          10100                                   10047
                          10209                                   10094
    12/02                 10268                                   10136
                          10316                                   10171
                          10360                                   10201
                          10399                                   10229
    12/03                 10387                                   10255
                          10477                                   10281
                          10412                                   10308
                          10508                                   10343
    12/04                 10513                                   10389
                          10579                                   10448
                          10666                                   10521
                          10735                                   10606
    12/05                 10829                                   10704
     3/06                 10920                                   10814

This chart assumes an initial hypothetical investment of $10,000 made on 4/15/02. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Citigroup 6 Month U.S. Treasury Bill Index which is a widely-recognized index which tracks the performance of 6 Month U.S. Treasury Bills. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                              AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/06 (%)
                                                              ----------------------------------------------
ULTRA-SHORT BOND FUND                        INCEPTION DATE         1 YEAR   3 YEAR   SINCE INCEPTION
---------------------                        --------------         ------   ------   ---------------
I SHARES                                        04/15/02             3.23     1.91          2.25
CITIGROUP 6 MONTH U.S. TREASURY BILL INDEX                           3.51     2.07            --

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

Effective August 1, 2005, Institutional Shares were renamed I Shares, T Shares were merged into I Shares and T Shares were no longer offered.

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

PORTFOLIO MANAGER

-    George E. Calvert, Jr.

INVESTMENT CONCERNS

The geographical concentration of portfolio holdings in this fund may involve increased risk.

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

For the 12 month period ended March 31, 2006, the Virginia Intermediate Municipal Bond Fund outperformed the Lehman 5 Year Municipal Bond Index, returning 3.05% (I Shares) versus 2.14% for the index.

The primary factor for the outperformance was the Fund's exposure to 15 to 20 year bonds where returns exceeded the returns of shorter bonds, despite the rising rate environment most of the year. We offset these longer holdings with cushion bonds and other short duration bonds.(1)

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The flattening yield curve that came with rising rates hurt the valuation of bonds due within 10 years the most. This Fund was underweight in this area. The Fund was overweight some lower quality sectors, including the Tobacco settlement bonds issued by Virginia, and the intense demand for higher yielding securities that has been a worldwide fixed income issue allowed these bonds to hold value better than high grade bonds in the rising rate environment.(1)

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

The Fund will be positioned for 2006-2007 with slightly shorter duration and maturity characteristics as we expect rates to rise further. We will reduce the Fund's exposure to bonds due past 15 years and make the tactical trades within the 5 to 10 year area to prepare for the yield curve to eventually return to a steeper slope.(1)

                 PORTFOLIO COMPOSITION (as of March 31, 2006)(1)
                      as a percentage of total investments

                                   (PIE CHART)

Municipal Bonds      99.6%
Money Market Funds    0.4%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                       VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                               (PERFORMANCE GRAPH)

            Virginia Intermediate        Lehman Brothers 5 Year
        Municipal Bond Fund (I Shares)    Municipal Bond Index
        ------------------------------   ----------------------
 3/96                10000                        10000
                     10025                        10053
                     10178                        10219
12/96                10387                        10422
                     10370                        10419
                     10647                        10674
                     10904                        10902
12/97                11139                        11086
                     11239                        11215
                     11363                        11340
                     11653                        11638
12/98                11720                        11734
                     11793                        11856
                     11561                        11709
                     11512                        11819
12/99                11446                        11820
                     11680                        11961
                     11810                        12150
                     12083                        12389
12/00                12521                        12732
                     12774                        13093
                     12843                        13222
                     13139                        13585
12/01                13076                        13522
                     13162                        13600
                     13599                        14161
                     14104                        14652
12/02                14106                        14776
                     14236                        14941
                     14532                        15212
                     14542                        15366
12/03                14645                        15386
                     14818                        15583
                     14509                        15248
                     14928                        15680
12/04                15035                        15805
                     14934                        15623
                     15354                        15922
                     15287                        15907
12/05                15383                        15955
 3/06                15390                        15958

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/96. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Lehman Brothers 5 Year Municipal Bond Index a widely recognized index of intermediate investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 4 and 6 years. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/06 (%)
                                                   ----------------------------------------------
VIRGINIA INTERMEDIATE
MUNICIPAL BOND FUND               INCEPTION DATE         1 YEAR   3 YEAR   5 YEAR   10 YEAR
---------------------             --------------         ------   ------   ------   -------
A SHARES   WITHOUT SALES CHARGE      05/05/93              2.92    2.51     3.73     4.38
           WITH SALES CHARGE*                             -1.93    0.87     2.72     3.87
C SHARES   WITHOUT CDSC              09/01/05              2.56    2.47     3.70     4.36
           WITH CDSC*                                      1.57    2.47     3.70     4.36
I SHARES                             01/11/93              3.05    2.63     3.80     4.41
LEHMAN BROTHERS 5 YEAR
MUNICIPAL BOND INDEX                                       2.14    2.22     4.04     4.78

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 4.75% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, T SHARES WERE RENAMED I SHARES.

The C Shares were offered beginning on 9/1/05. The C Shares performance between 1/11/93 to 9/1/05 is that of the Class I Shares (formerly T Shares) of the Fund, and has not been adjusted to reflect C Share expenses. If it had been performance would have been lower.

VIRGINIA MUNICIPAL BOND FUND

PORTFOLIO MANAGER

-    George E. Calvert, Jr.

INVESTMENT CONCERNS

Mutual fund investing involves risk, including possible loss of principal. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The geographical concentration of portfolio holdings in this fund may involve increased risk.

Certain shareholders may be subject to the Alternative Minimum Tax (AMT). Federal income tax rules will apply to any capital gains distributions.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interests rates and that a rising interest rate environment increases the risk of loss of principal.

MANAGEMENT DISCUSSION & ANALYSIS

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD ENDED MARCH 31, 2006?

For the 12 month period ended March 31, 2006, the Fund outperformed, to a minor degree, the Lehman Brothers 10 Year Municipal Bond Index, returning 3.36% (I Shares) compared to 3.31% for the index.

The Fund's duration was more defensive during this period, holding less than a market weight of long maturity bonds where returns were the best by wide margins, and greater weighting in shorter duration holdings.(1)

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The flattening yield curve that came with rising rates hurt the valuation of bonds due within 10 years, while long bonds produced the greatest returns due to the world wide demand for higher yields regardless of maturity. Market yields did not offer appropriate spreads for maturity or credit risk but portfolios exposed to these risks generated greater returns than this Fund.(1)

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

The Fund will be positioned for 2006-2007 with slightly shorter duration and maturity characteristics as we expect rates to rise further. We will reduce the Fund's exposure to bonds due past 20 years and make tactical trades in the intermediate range to prepare for the eventual return of the yield curve to a more normal steeper slope.(1)

                PORTFOLIO COMPOSITION (as of March 31, 2006) (1)
                      as a percentage of total investments

                                  (PIE CHART)

Municipal Bonds      98.6%
Money Market Funds    1.4%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                                                    VIRGINIA MUNICIPAL BOND FUND

GROWTH OF $10,000 INVESTMENT (as of March 31, 2006)

                              (PERFORMANCE GRAPH)

        Virginia Municipal Bond   Lehman Brothers 10 Year
            Fund (I Shares)         Municipal Bond Index
        -----------------------   -----------------------
 3/96            10000                     10000
                 10030                     10031
                 10206                     10232
12/96            10456                     10523
                 10382                     10521
                 10736                     10867
                 11060                     11205
12/97            11378                     11495
                 11494                     11614
                 11632                     11789
                 12018                     12192
12/98            12044                     12272
                 12112                     12342
                 11894                     12059
                 11678                     12136
12/99            11459                     12119
                 11777                     12401
                 11965                     12599
                 12260                     12911
12/00            12795                     13423
                 13042                     13735
                 13102                     13795
                 13437                     14202
12/01            13336                     14043
                 13439                     14213
                 13909                     14793
                 14570                     15548
12/02            14556                     15471
                 14715                     15662
                 15067                     16153
                 15065                     16133
12/03            15198                     16353
                 15371                     16616
                 15040                     16220
                 15555                     16892
12/04            15713                     17031
                 15657                     16918
                 16132                     17462
                 16074                     17365
12/05            16165                     17498
 3/06            16184                     17478

This chart assumes an initial hypothetical investment of $10,000 made on 3/31/96. Total return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include reinvestment of all dividends and other distributions.

The Funds performance is compared to the Lehman Brothers 10 Year Municipal Bond Index a widely recognized index of long-term investment grade tax-exempt bonds. The index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years. The index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

                                                AVERAGE ANNUAL TOTAL RETURNS AS
                                                        OF 3/31/06 (%)
                                  INCEPTION   ----------------------------------
VIRGINIA MUNICIPAL BOND FUND         DATE     1 YEAR   3 YEAR   5 YEAR   10 YEAR
----------------------------      ---------   ------   ------   ------   -------
A SHARES   WITHOUT SALES CHARGE    05/11/04     3.11    3.07     4.32      4.88
           WITH SALES CHARGE*                  -1.82    1.41     3.31      4.38

C SHARES   WITHOUT CDSC            04/14/95     2.23    2.18     3.39      3.96
           WITH CDSC*                           1.24    2.18     3.39      3.96

I SHARES                           04/04/95     3.36    3.22     4.41      4.93

LEHMAN BROTHERS 10 YEAR
   MUNICIPAL BOND INDEX                         3.31    3.72     4.94      5.74

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

* CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM FRONT-END SALES CHARGE OF 4.75% AND CLASS C SHARES REFLECT THE MAXIMUM CDSC (CONTINGENT DEFERRED SALES CHARGE) OF 1.00% IN YEAR ONE ONLY. EFFECTIVE AUGUST 1, 2005, L SHARES WERE RENAMED C SHARES AND T SHARES WERE RENAMED I SHARES.

PRIME QUALITY MONEY MARKET FUND

PORTFOLIO MANAGER(S)

-    E. Dean Speer, CPA, CFA

-    Kimberly C. Maichle, CFA

-    Greg Hallman

INVESTMENT CONCERNS

An investment in the Prime Quality Money Market Fund (the "Fund") is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

MANAGEMENT DISCUSSION & ANALYSIS

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The Prime Quality Money Market Fund was positioned for a rising rate environment by overweighting floating rate assets and maintaining shorter fixed maturities. For the period the Federal Reserve has increased interest rates at each Federal Open Market Committee ("FOMC") meeting benefiting the Fund.

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

Our outlook is that the Federal Reserve should raise interest rates at the next FOMC meeting to guard against a further rise in inflation. We expect a slowing in economic growth led by housing for the second half of this year. This slowing in economic activity could alleviate inflation concerns and allow the Federal Reserve to finish raising rates. We believe the portfolio has been structured to potentially benefit from a near term rise in rates and then a flattening of the LIBOR (1) curve later in the year.(2)

(1) LIBOR is an interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market. The LIBOR is fixed on a daily basis by the British Bankers' Association. The LIBOR is derived from a filtered average of the world's most creditworthy banks' interbank deposit rates for larger loans with maturities between overnight and one full year.

YIELDS AND MATURITY DISTRIBUTION (%)

YIELDS (as of March 31, 2006)   A SHARES   C SHARES   I SHARES
-----------------------------   --------   --------   --------
7 Day Average Yield               3.97       3.87       4.12
7 Day Effective Yield             4.05       3.94       4.20
30 Day Average Yield              3.91       3.81       4.06

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

The yield quotation more closely reflects the current earnings of the Fund than the total return. Effective August 1, 2005, L Shares were renamed C Shares and T Shares were renamed I Shares.

                MATURITY DISTRIBUTION (as of March 31, 2006)(2)
                      as a percentage of total investments

                                  (PIE CHART)

1-2 Days      13.9%
3-14 Days     42.1%
15-29 Days    14.8%
30-89 Days    14.1%
90-365 Days   15.1%

(2)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

TAX-EXEMPT MONEY MARKET FUND

PORTFOLIO MANAGER

-    Robert Bowman, CFA

INVESTMENT CONCERNS

An investment in the Tax-Exempt Money Market Fund (the "Fund") is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

MANAGEMENT DISCUSSION & ANALYSIS

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The Tax-Exempt Money Market Fund was positioned for a rising rate environment by overweighting floating rate assets and maintaining shorter fixed maturities.
For the period the Federal Reserve has increased interest rates at each Federal Open Market Committee ("FOMC") meeting benefiting the Fund.

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

Our outlook is that the Federal Reserve should raise interest rates at the next FOMC meeting to guard against a further rise in inflation. We expect a slowing in economic growth led by housing for the second half of this year. This slowing in economic activity could alleviate inflation concerns and allow the Federal Reserve to finish raising rates. We believe the portfolio has been structured to potentially benefit from a near term rise in rates and then a flattening of the LIBOR (1) curve later in the year.(2)

(1) LIBOR is an interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market. The LIBOR is fixed on a daily basis by the British Bankers' Association. The LIBOR is derived from a filtered average of the world's most creditworthy banks' interbank deposit rates for larger loans with maturities between overnight and one full year.

YIELDS AND MATURITY DISTRIBUTION (%)

YIELDS (as of March 31, 2006)   A SHARES   I SHARES
-----------------------------   --------   --------
7 Day Average Yield               2.54       2.69
7 Day Effective Yield             2.57       2.72
30 Day Average Yield              2.47       2.62

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

The yield quotation more closely reflects the current earnings of the Fund than the total return. Effective August 1, 2005, T Shares were renamed I Shares.

                MATURITY DISTRIBUTION (as of March 31, 2006)(2)
                      as a percentage of total investments

                                  (PIE CHART)

1-2 Days      15.6%
3-14 Days     78.0%
30-89 Days     2.3%
90-365 Days    4.1%

(2)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

U.S. GOVERNMENT SECURITIES MONEY MARKET FUND

PORTFOLIO MANAGER

-    Robert Bowman, CFA

INVESTMENT CONCERNS

An investment in the U.S. Government Securities Money Market Fund (the "Fund") is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

MANAGEMENT DISCUSSION & ANALYSIS

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The U.S. Government Securities Money Market Fund was positioned for a rising rate environment by overweighting floating rate assets and maintaining shorter fixed maturities. For the period the Federal Reserve has increased interest rates at each Federal Open Market Committee ("FOMC") meeting benefiting the Fund.

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

Our outlook is that the Federal Reserve should raise interest rates at the next FOMC meeting to guard against a further rise in inflation. We expect a slowing in economic growth led by housing for the second half of this year. This slowing in economic activity could alleviate inflation concerns and allow the Federal Reserve to finish raising rates. We believe the portfolio has been structured to potentially benefit from a near term rise in rates and then a flattening of the LIBOR (1) curve later in the year.(2)

(1) LIBOR is an interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market. The LIBOR is fixed on a daily basis by the British Bankers' Association. The LIBOR is derived from a filtered average of the world's most creditworthy banks' interbank deposit rates for larger loans with maturities between overnight and one full year.

YIELDS AND MATURITY DISTRIBUTION (%)

YIELDS (as of March 31, 2006)   A SHARES   I SHARES
-----------------------------   --------   --------
7 Day Average Yield               3.80       3.95
7 Day Effective Yield             3.87       4.03
30 Day Average Yield              3.71       3.86

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

The yield quotation more closely reflects the current earnings of the Fund than the total return. Effective August 1, 2005, T Shares were renamed I Shares.

                MATURITY DISTRIBUTION (as of March 31, 2006)(2)
                      as a percentage of total investments

                                  (PIE CHART)

1-2 Days      50.5%
3-14 Days     17.1%
15-29 Days     3.0%
30-89 Days    10.0%
90-365 Days   19.4%

(2)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

U.S. TREASURY MONEY MARKET FUND

PORTFOLIO MANAGER(S)

-    E. Dean Speer, CPA, CFA

-    Kimberly C. Maichle, CFA

-    Greg Hallman

INVESTMENT CONCERNS

An investment in the U.S. Treasury Money Market Fund (the "Fund") is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

MANAGEMENT DISCUSSION & ANALYSIS

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The U.S. Treasury Money Market Fund was positioned for a rising rate environment by maintaining shorter fixed maturities. For the period the Federal Reserve has increased interest rates at each Federal Open Market Committee ("FOMC") meeting benefiting the Fund.

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

Our outlook is that the Federal Reserve should raise interest rates at the next FOMC meeting to guard against a further rise in inflation. We expect a slowing in economic growth led by housing for the second half of this year. This slowing in economic activity should alleviate inflation concerns and allow the Federal Reserve to finish raising rates. We believe the portfolio has been structured to potentially benefit from a near term rise in rates and then a flattening of the yield curve later in the year.

YIELDS AND MATURITY DISTRIBUTION (%)

YIELDS (as of March 31, 2006)   A SHARES   I SHARES
-----------------------------   --------   --------
7 Day Average Yield               3.84       3.99
7 Day Effective Yield             3.91       4.06
30 Day Average Yield              3.72       3.87

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

The yield quotation more closely reflects the current earnings of the Fund than the total return. Effective August 1, 2005, T Shares were renamed I Shares.

                 MATURITY DISTRIBUTION (as of March 31, 2006)(1)
                       as a percentage of total investment

                                   (PIE CHART)

1-2 Days      63.9%
15-29 Days    29.8%
30-89 Days     3.7%
90-365 Days    2.6%

(1)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

VIRGINIA TAX-FREE MONEY MARKET FUND

PORTFOLIO MANAGER

-    Robert Bowman, CFA

INVESTMENT CONCERNS

An investment in the Virginia Tax-Free Money Market Fund (the "Fund") is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

MANAGEMENT DISCUSSION & ANALYSIS

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The Virginia Tax-Free Fund was positioned for a rising rate environment by overweighting floating rate assets and maintaining shorter fixed maturities. For the period the Federal Reserve has increased interest rates at each FOMC meeting benefiting the performance of the fund.

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

Our outlook is that the Federal Reserve should raise interest rates at the next FOMC meeting to guard against a further rise in inflation. We expect a slowing in economic growth led by housing for the second half of this year. This slowing in economic activity could alleviate inflation concerns and allow the Federal Reserve to finish raising rates. We believe the portfolio has been structured to potentially benefit from a near term rise in rates and then a flattening of the LIBOR (1) curve later in the year.(2)

(1) LIBOR is an interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market. The LIBOR is fixed on a daily basis by the British Bankers' Association. The LIBOR is derived from a filtered average of the world's most creditworthy banks' interbank deposit rates for larger loans with maturities between overnight and one full year.

YIELDS AND MATURITY DISTRIBUTION (%)

YIELDS (as of March 31, 2006)   A SHARES   I SHARES
-----------------------------   --------   --------
7 Day Average Yield               2.53       2.68
7 Day Effective Yield             2.56       2.71
30 Day Average Yield              2.47       2.62

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

The yield quotation more closely reflects the current earnings of the Fund than the total return. Effective August 1, 2005, T Shares were renamed I Shares.

                  MATURITY DISTRIBUTION (as March 31, 2006)(2)
                      as a percentage of total investments

                                   (PIE CHART)

1-2 Days        8.6%
3-14 Days      84.2%
30-89 Days      1.3%
90-365 Days     5.9%

(2)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

                     This page is intentionally left blank.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

CORE BOND FUND

--------------------------------------------------------
                                   Principal
                                   Amount($)    Value($)
--------------------------------------------------------
ASSET BACKED SECURITIES (2.8%)
AUTOMOBILE ABS (0.7%)
  Daimler Chrysler Auto Trust,
    Ser 2005-A, Cl A4, 3.740%,
    02/08/10                         2,490         2,428
  Honda Auto Receivables Owner
    Trust, Ser 2006-1, Cl A3,
    5.070%, 02/18/10                 1,105         1,102
                                                --------
                                                   3,530
                                                --------
CREDIT CARD ABS (0.9%)
  BA Master Credit Card Trust,
    Ser 2001, Cl A, 4.869%,
    06/15/08 (b)                     1,664         1,664
  Chase Issuance Trust, Ser
    2005-A1, Cl A1, 4.759%,
    12/15/10 (b)                     2,606         2,606
                                                --------
                                                   4,270
                                                --------
DIVERSIFIED FINANCIAL SERVICES (0.5%)
  SLM Student Loan Trust, Ser
    2004-8, Cl A3, 4.713%,
    07/27/15 (b)                     2,582         2,586
                                                --------
HOME EQUITY ABS (0.7%)
  Cityscape Home Equity Loan
    Trust, Ser 1996-3, Cl A8,
    7.650%, 09/25/25                    23            22
  Countywide Home Equity Loan
    Trust, Ser 2006-C, Cl 2A,
    5.041%, 05/15/36 (b)             3,280         3,281
  Delta Funding Home Equity Loan
    Trust, Ser 1999-3, Cl A1F,
    7.462%, 09/15/29                     8             8
  New Century Home Equity Loan
    Trust, Ser 1999-NCB, Cl A7,
    7.540%, 06/25/29                     8             8
  Soundview Home Equity Loan
    Trust, Ser 2001-1, Cl A,
    6.265%, 04/15/31                     7             7
                                                --------
                                                   3,326
                                                --------
Total Asset Backed Securities
  (Cost $13,727)                                  13,712
                                                --------
COLLATERALIZED MORTGAGE OBLIGATIONS (2.3%)
  Banc of America Commercial
    Mortgage, Inc., Ser 2004-4,
    Cl A3, 4.128%, 07/10/42          2,350         2,264

--------------------------------------------------------
                                   Principal
                                   Amount($)    Value($)
--------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--CONTINUED
  Citigroup/Deutsche Bank
    Commercial Mortgage Trust,
    Ser 2005-CD1, Cl A4, 5.225%,
    07/15/44 (b)                     1,700         1,666
  Citigroup/Deutsche Bank
    Commercial Mortgage Trust,
    Ser 2006-CD2, Cl A4, 5.545%,
    01/15/46                         1,115         1,100
  GE Capital Commercial Mortgage
    Corp., Ser 2006-C1, Cl A4,
    5.519%, 03/10/44 (b)             2,635         2,600
  GS Mortgage Securities Corp.
    II, Ser 2006-GG6, Cl A2,
    5.506%, 04/10/38 (b)             2,185         2,190
  Wachovia Bank Commercial
    Mortgage Trust, Ser 2006-C23,
    Cl A4, 5.418%, 01/15/45 (b)      1,860         1,833
                                                --------
Total Collateralized Mortgage
  Obligations (Cost $11,785)                      11,653
                                                --------
CORPORATE BONDS (9.8%)
AEROSPACE/DEFENSE (0.3%)
  United Technologies Corp.,
    4.875%, 05/01/15                 1,350         1,289
                                                --------
AIRLINES (0.1%)
  Southwest Airlines Co., 5.125%,
    03/01/17                           650           602
                                                --------
BANKS (0.3%)
  Bank of America Corp., 7.400%,
    01/15/11                         1,610         1,740
                                                --------
COMMERCIAL SERVICES (0.1%)
  ERAC USA Finance Co., 5.600%,
    05/01/15 (d)                       395           385
                                                --------
COSMETICS/PERSONAL CARE (0.3%)
  Avon Products, Inc., 5.125%,
    01/15/11                         1,615         1,586
                                                --------
DIVERSIFIED FINANCIAL SERVICES (2.6%)
  CIT Group, Inc., 5.125%,
    09/30/14                         1,370         1,310
  Citigroup, Inc., 5.125%,
    05/05/14                           420           408
  Citigroup, Inc., 5.850%,
    12/11/34                           635           624
  Fund American Cos., Inc.,
    5.875%, 05/15/13                 1,795         1,764
  Goldman Sachs Group, Inc.
    (The), 4.750%, 07/15/13          1,795         1,696

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

CORE BOND FUND -- CONTINUED

--------------------------------------------------------
                                   Principal
                                   Amount($)    Value($)
--------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--CONTINUED
  HSBC Holdings PLC, 7.625%,
    05/17/32                           655           776
  International Lease Finance
    Corp., Ser Q, 5.250%,
    01/10/13                           650           632
  John Deere Capital Corp.,
    3.900%, 01/15/08                   370           361
  JPMorgan Chase & Co., 6.625%,
    03/15/12                         1,685         1,770
  Lazard Group LLC, 7.125%,
    05/15/15                         2,050         2,129
  Morgan Stanley, 5.300%,
    03/01/13                         1,420         1,389
                                                --------
                                                  12,859
                                                --------
ELECTRIC (0.8%)
  Exelon Corp., 4.900%, 06/15/15     1,255         1,166
  Exelon Corp., 5.625%, 06/15/35     1,145         1,039
  Northern States Power Co.,
    2.875%, 08/01/06                   165           164
  Pacific Gas & Electric Co.,
    6.050%, 03/01/34                 1,270         1,242
  Public Service Co. of Colorado,
    Ser 14, 4.375%, 10/01/08           200           196
                                                --------
                                                   3,807
                                                --------
ENTERTAINMENT (0.1%)
  GTECH Holdings Corp., 4.750%,
    10/15/10                           410           399
                                                --------
INSURANCE (0.1%)
  Metlife, Inc., 5.700%, 06/15/35      370           349
                                                --------
INVESTMENT COMPANIES (0.1%)
  Credit Suisse First Boston USA,
    Inc., 6.500%, 01/15/12             605           632
                                                --------
MEDIA (0.4%)
  Cox Communications, Inc.,
    4.625%, 06/01/13                   915           834
  News America Holdings, Inc.,
    6.200%, 12/15/34                   645           604
  Time Warner, Inc., 7.625%,
    04/15/31                           675           735
                                                --------
                                                   2,173
                                                --------
MISCELLANEOUS MANUFACTURER (0.6%)
  General Electric Co., 5.000%,
    02/01/13                         2,935         2,855
                                                --------

--------------------------------------------------------
                                   Principal
                                   Amount($)    Value($)
--------------------------------------------------------
OIL & GAS (0.3%)
  Devon Financing Corp. ULC,
    7.875%, 09/30/31                   760           917
  Enterprise Products Operating
    LP, Ser B, 5.750%, 03/01/35        745           663
                                                --------
                                                   1,580
                                                --------
PHARMACEUTICALS (0.1%)
  Teva Pharmaceutical Finance
    LLC, 5.550%, 02/01/16              465           448
  Teva Pharmaceutical Finance
    LLC, 6.150%, 02/01/36              300           283
                                                --------
                                                     731
                                                --------
PIPELINES (0.5%)
  Centerpoint Energy Resources
    Corp., Ser B, 7.875%,
    04/01/13                         1,000         1,114
  Kinder Morgan, Inc., 6.400%,
    01/05/36                         1,220         1,188
  Panhandle Eastern Pipe Line Co.
    LLC, Ser B, 4.800%, 08/15/08       345           339
                                                --------
                                                   2,641
                                                --------
REITS (0.1%)
  Simon Property Group LP,
    6.375%, 11/15/07                   410           416
                                                --------
RETAIL (0.6%)
  Federated Department Stores,
    Inc., 6.900%, 04/01/29             380           395
  Woolworths Ltd., 5.550%,
    11/15/15 (d)                     2,475         2,413
                                                --------
                                                   2,808
                                                --------
TELECOMMUNICATIONS (2.4%)
  AT&T, Inc., 5.100%, 09/15/14       2,720         2,581
  BellSouth Corp., 5.200%,
    09/15/14                         2,060         1,970
  Cisco Systems, Inc., 5.500%,
    02/22/16                         1,615         1,591
  Comcast Corp., 4.950%, 06/15/16    1,155         1,053
  Comcast Corp., 6.450%, 03/15/37      750           722
  Telecom Italia Capital SA,
    5.250%, 10/01/15                 1,515         1,410
  Verizon Communications, Inc.,
    5.850%, 09/15/35                   685           614

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

CORE BOND FUND -- CONTINUED

--------------------------------------------------------
                                   Principal
                                   Amount($)    Value($)
--------------------------------------------------------
TELECOMMUNICATIONS--CONTINUED
  Vodafone Group PLC, 5.500%,
    06/15/11                         2,095         2,075
                                                --------
                                                  12,016
                                                --------
Total Corporate Bonds
  (Cost $50,457)                                  48,868
                                                --------
U.S. GOVERNMENT AGENCY MORTGAGES (29.6%)
FANNIE MAE (20.4%)
  5.000%, 12/01/18                   2,187         2,132
  5.000%, 12/01/18                   9,662         9,445
  5.000%, 08/01/19                     220           215
  5.500%, 08/01/19                     715           711
  5.000%, 09/01/19                     144           141
  5.500%, 09/01/19                     228           227
  5.500%, 09/01/19                   1,105         1,099
  5.500%, 09/01/19                   3,879         3,860
  5.000%, 10/01/19                     239           233
  5.000%, 10/01/19                     154           150
  5.500%, 12/01/19                      61            61
  4.500%, 04/15/20 (c)               4,512         4,313
  6.500%, 06/01/32                      77            79
  5.500%, 01/01/33                  15,943        15,563
  5.500%, 02/01/33                     444           433
  6.500%, 03/01/33                     271           276
  5.500%, 06/01/33                   2,601         2,540
  5.500%, 10/01/33                   3,821         3,730
  6.500%, 10/01/33                     107           109
  6.500%, 10/01/33                     108           111
  5.000%, 11/01/33                   5,359         5,102
  5.000%, 11/01/33                   3,479         3,312
  6.500%, 11/01/33                     121           124
  6.500%, 11/01/33                     764           780
  5.000%, 03/01/34                   3,034         2,889
  5.000%, 03/01/34                   3,921         3,733
  5.000%, 04/01/34                   7,833         7,458
  4.708%, 07/01/34 (b)               4,493         4,398
  6.500%, 07/01/34                     124           127
  6.500%, 07/01/34                   1,077         1,099
  6.500%, 01/01/35                   3,749         3,826
  6.000%, 10/01/35                   4,366         4,366
  6.500%, 11/01/35                   5,715         5,831
  5.170%, 01/01/36 (b)               4,863         4,831
  6.000%, 01/01/36                   5,202         5,204
  5.501%, 03/01/36 (b)               3,082         3,059
                                                --------
                                                 101,567
                                                --------

--------------------------------------------------------
                                   Principal
                                   Amount($)    Value($)
--------------------------------------------------------
FREDDIE MAC (9.2%)
  4.500%, 05/01/18                   4,714         4,512
  4.500%, 10/01/18                     301           288
  4.500%, 12/01/18                   3,252         3,110
  6.000%, 12/01/31                   1,496         1,499
  6.500%, 07/01/32                     160           164
  6.000%, 12/01/32                     920           920
  6.000%, 04/01/33                   1,464         1,465
  5.000%, 07/01/33                     211           201
  6.000%, 10/01/33                      31            31
  6.000%, 12/01/33                     284           285
  6.500%, 05/01/34                   2,563         2,613
  6.000%, 07/01/34                   1,047         1,048
  5.500%, 04/01/35                   4,932         4,817
  6.000%, 04/01/35                   5,475         5,478
  6.000%, 04/13/35 (c)              13,364        13,368
  4.645%, 08/01/35 (b)               2,451         2,382
  4.931%, 11/01/35 (b)               3,750         3,710
                                                --------
                                                  45,891
                                                --------
Total U.S. Government Agency
  Mortgages (Cost $150,125)                      147,458
                                                --------
U.S. TREASURY OBLIGATIONS (54.3%)
U.S. TREASURY BONDS (5.5%)
  4.500%, 02/15/36                  29,340        27,529
                                                --------
U.S. TREASURY INFLATION PROTECTED NOTES/BONDS (4.4%)
  1.625%, 01/15/15                  22,480        22,032
                                                --------
U.S. TREASURY NOTES (44.4%)
  2.250%, 04/30/06                  21,505        21,463
  3.125%, 05/15/07                  23,780        23,329
  4.625%, 02/29/08                  12,420        12,370
  5.625%, 05/15/08                  23,360        23,726
  3.375%, 12/15/08                  40,750        39,268
  4.500%, 02/15/09                   1,975         1,958
  6.000%, 08/15/09                  21,280        22,049
  4.250%, 10/15/10                  30,750        30,032
  4.500%, 02/28/11                  16,025        15,792
  4.250%, 08/15/13                  22,970        22,092
  4.250%, 11/15/14                   9,491         9,071
                                                --------
                                                 221,150
                                                --------
Total U.S. Treasury Obligations
  (Cost $275,814)                                270,711
                                                --------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

CORE BOND FUND -- CONCLUDED

--------------------------------------------------------
                                   Principal
                                   Amount($)    Value($)
--------------------------------------------------------
REPURCHASE AGREEMENT (7.7%)
  Lehman Brothers, Inc., 4.755%,
    dated 03/31/06, to be
    repurchased on 04/03/06,
    repurchase price $38,485,319
    (collateralized by U.S.
    Government Agencies, DN, due
    12/01/34; total market value
    $39,241,174)                    38,470        38,470
                                                --------
Total Repurchase Agreement (Cost
  $38,470)                                        38,470
                                                --------
Total Investments (Cost $540,378)
  (a) -- 106.5%                                  530,872
Liabilities in excess of other
  assets -- (6.5)%                               (32,621)
                                                --------
Net Assets -- 100.0%                            $498,251
                                                ========

---------------

(a)Cost for federal income tax purposes is $540,628
   (amount in thousands). Unrealized appreciation/(depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation..................   $    81
      Unrealized Depreciation..................    (9,837)
                                                  -------
      Unrealized Appreciation (Depreciation)...   $(9,756)
                                                  =======

(b)Variable rate security. Rate presented represents rate in effect at March 31, 2006. Maturity date represents actual maturity date.

(c)This security was purchased on a when-issue basis.

(d)Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

Cl    -- Class

DN    -- Discount Note

LLC   -- Limited Liability Corporation

LP    -- Limited Partnership

PLC   -- Public Limited Company

REIT  -- Real Estate Investment Trust

Ser   -- Series

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

FLORIDA TAX-EXEMPT BOND FUND

-------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)    Value($)
-------------------------------------------------------
MUNICIPAL BONDS (96.4%)
CALIFORNIA (3.1%)
  Los Angeles Unified School
    District, Election of 2005,
    Ser A, GO, 5.000%, 07/01/09,
    AMBAC                             5,260       5,499
                                               --------
FLORIDA (68.7%)
  Brevard County School Board,
    COP, 5.500%, 07/01/17,
    Callable 07/01/12 @ 100,
    AMBAC                             1,860       2,009
  Brevard County School Board,
    COP, 5.500%, 07/01/18,
    Callable 07/01/12 @ 100,
    AMBAC                             3,015       3,257
  Brevard County Utility
    Authority, RB, 5.250%,
    03/01/13, Callable 03/01/12
    @ 100, FGIC                       1,000       1,070
  Brevard County Utility
    Authority, RB, 5.250%,
    03/01/14, Callable 03/01/12
    @ 100, FGIC                       1,000       1,069
  Charlotte County Utilities,
    Ser A, RB, 3.160%, 10/01/21,
    FSA (b)                           4,000       4,001
  Charlotte County Utilities,
    Ser B, RB, 3.180%, 10/01/21,
    FSA (b)                           3,260       3,260
  Collier County Gas Tax, RB,
    5.000%, 06/01/22, Callable
    06/01/15 @ 100, AMBAC             5,035       5,288
  Collier County Gas Tax, RB,
    5.000%, 06/01/23, Callable
    06/01/15 @ 100, AMBAC             6,160       6,455
  Deerfield Beach Water & Sewer
    Authority, Refunding &
    Improvement Project, RB,
    6.125%, 10/01/06, FGIC               30          30
  Florida Municipal Power
    Agency, Requirements Power
    Supply, Ser A, RB, 5.000%,
    10/01/08, FSA                     6,000       6,200
  Florida State Board of
    Education, Capital Outlay,
    Public Education Project,
    GO, 9.125%, 06/01/14, ETM           950       1,276

-------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)    Value($)
-------------------------------------------------------
FLORIDA--CONTINUED
  Florida State Board of
    Education, Capital Outlay,
    Public Education Project,
    Ser B, GO, 5.250%, 06/01/11,
    Callable 06/01/08 @ 101           1,000       1,041
  Florida State Board of
    Education, Capital Outlay,
    Public Education Project,
    Ser B, GO, 5.375%, 06/01/18,
    Callable 06/01/12 @ 101           2,130       2,300
  Florida State Board of
    Education, Capital Outlay,
    Public Education Project,
    Ser D, GO, 5.375%, 06/01/15,
    Callable 06/01/12 @ 100           1,535       1,655
  Florida State Board of
    Education, Capital Outlay,
    Public Education Project,
    Ser D, GO, 5.625%, 06/01/15,
    Callable 06/01/10 @ 101           1,235       1,332
  Florida State Board of
    Education, Capital Outlay,
    Ser C, GO, 7.100%, 06/01/07,
    Callable 06/01/06 @ 100, ETM        190         190
  Florida State Board of
    Education, Lottery, Ser A,
    RB, 6.000%, 07/01/12,
    Callable 07/01/10 @ 101,
    FGIC                              1,295       1,415
  Florida State Board of
    Education, Lottery, Ser A,
    RB, 5.375%, 07/01/15,
    Callable 07/01/12 @ 101,
    FGIC                              3,500       3,789
  Florida State Board of
    Education, Ser B, GO,
    5.000%, 01/01/10                  4,000       4,185
  Florida State Division of Bond
    Finance, Department of
    Environmental Protection &
    Preservation, Ser 2000-A,
    RB, 5.375%, 07/01/11,
    Callable 07/01/09 @ 101,
    FGIC                              2,130       2,254

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

FLORIDA TAX-EXEMPT BOND FUND -- CONTINUED

-------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)    Value($)
-------------------------------------------------------
FLORIDA--CONTINUED
  Florida State Housing
    Financing Authority,
    Homeowner Mortgage Project,
    Ser 7, RB, AMT, 5.200%,
    01/01/31, Callable 07/01/09
    @ 100, FSA                          190         191
  Greater Orlando Aviation
    Authority, Airport
    Facilities, RB, AMT, 5.500%,
    10/01/17, FGIC                    1,810       1,974
  Hillsborough County Community
    Improvement Tax, RB, 5.000%,
    11/01/25, Callable 11/01/13
    @ 101, AMBAC                      2,345       2,451
  Hillsborough County Industrial
    Development Authority,
    University Community
    Hospital Project, RB,
    6.500%, 08/15/19, MBIA              145         173
  Jacksonville Electric
    Authority, Electrical
    Systems Project, Ser 3-A,
    RB, 5.250%, 10/01/13,
    Callable 10/01/07 @ 101           1,000       1,034
  Jacksonville Health Facilities
    Authority, Charity
    Obligation Group, Ser C, RB,
    5.750%, 08/15/13,
    Prerefunded 08/15/11 @ 101        3,090       3,312
  Jacksonville Sales Tax, RB,
    5.500%, 10/01/13, Callable
    10/01/11 @ 100, AMBAC             1,435       1,548
  Jacksonville Sales Tax, RB,
    5.500%, 10/01/14, Callable
    10/01/11 @ 100, AMBAC             1,200       1,291
  Jacksonville Sales Tax, RB,
    5.500%, 10/01/15, Callable
    10/01/11 @ 100, AMBAC             1,550       1,668
  JEA Electric System, Ser-3-A,
    RB, 5.500%, 10/01/41,
    Prerefunded 10/01/07 @ 100        4,500       4,626
  JEA Water & Sewer Systems,
    Second Crossover, RB,
    5.000%, 10/01/24,
    Callable 10/01/14 @ 100,
    MBIA                              2,000       2,086

-------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)    Value($)
-------------------------------------------------------
FLORIDA--CONTINUED
  Lee County Industrial
    Development Authority,
    Bonita Springs Utilities
    Project, RB, AMT, 5.750%,
    11/01/10, Callable 11/01/06
    @ 101, MBIA                       1,480       1,509
  Lee County Memorial Health
    Systems Hospital, Ser A, RB,
    5.750%, 04/01/15, Callable
    04/01/12 @ 100, FSA               1,000       1,095
  Lee County Transportation
    Facility Authority, Ser A,
    RB, 5.500%, 10/01/13,
    Callable 10/01/11 @ 100,
    AMBAC                             2,000       2,157
  Lee County Transportation
    Facility Authority, Ser A,
    RB, 5.000%, 10/01/27,
    Callable 10/01/14 @ 100,
    AMBAC                             6,000       6,253
  Manatee County Improvement
    Project, RB, 5.000%,
    10/01/23, Callable 10/01/14
    @ 100, FGIC                       2,095       2,195
  Miami Parking Facilities
    Authority, RB, 5.250%,
    10/01/15, MBIA                    1,000       1,083
  Miami-Dade County School
    Board, Ser A, COP, 5.000%,
    11/01/20, Callable 11/01/16
    @ 100, AMBAC                      3,830       4,042
  Orange County Health
    Facilities Authority, Ser C,
    RB, 6.250%, 10/01/16, MBIA        4,855       5,678
  Orange County School Board,
    Ser A, COP, 5.500%,
    08/01/18, Callable 08/01/12
    @ 100, MBIA                       2,335       2,551
  Orange County Tourist
    Development Tax, RB, 5.500%,
    10/01/11, Callable 10/1/09 @
    100, AMBAC                        3,030       3,209
  Osceola County Tourist
    Development Tax Authority,
    Ser A, RB, 5.500%, 10/01/15,
    Callable 10/01/12 @ 100,
    FGIC                              1,000       1,087

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

FLORIDA TAX-EXEMPT BOND FUND -- CONTINUED

-------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)    Value($)
-------------------------------------------------------
FLORIDA--CONTINUED
  Palm Beach County Criminal
    Justice Facility, RB,
    5.000%, 06/01/15                  1,865       1,997
  Palm Beach County Land
    Acquisition Program, Ser A,
    GO, 5.375%, 06/01/13,
    Callable 06/01/11 @ 100           2,260       2,417
  Palm Beach County Land
    Acquisition Program, Ser A,
    GO, 5.375%, 06/01/14,
    Callable 06/01/11 @ 100           1,050       1,124
  Palm Beach County Land
    Acquisition Program, Ser A,
    GO, 5.500%, 06/01/16,
    Callable 06/01/11 @ 100           1,200       1,291
  Palm Beach County School Board
    Authority, Ser C, COP,
    5.500%, 08/01/14, Callable
    08/01/12 @ 100, FSA               2,735       2,974
  Palm Beach County, Waterfront
    Access Projects, GO, 5.000%,
    08/01/23, Callable 08/01/16
    @ 100                             2,000       2,119
  Pensacola Airport Authority,
    Ser A, RB, AMT, 6.250%,
    10/01/09, AMBAC                     505         543
  Pensacola Airport Authority,
    Ser A, RB, AMT, 6.000%,
    10/01/12, Callable 10/01/08
    @ 102, MBIA                       1,075       1,141
  Plant City Utility Systems
    Authority, Refunding &
    Improvements Project, RB,
    6.000%, 10/01/15, MBIA              400         450
  Polk County School District
    Sales Tax Authority, RB,
    5.250%, 10/01/15, Callable
    10/01/14 @ 100, FSA               2,000       2,167
  Polk County Utility Systems
    Authority, RB, 6.000%,
    10/01/08, FGIC                    1,430       1,477
  Tampa Guaranteed Entitlement
    Authority, RB, 6.000%,
    10/01/18, AMBAC                     500         564

-------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)    Value($)
-------------------------------------------------------
FLORIDA--CONTINUED
  Tampa Sales Tax Authority, Ser
    A, RB, 5.375%, 10/01/14,
    Callable 10/01/11 @ 101,
    AMBAC                             1,640       1,772
                                               --------
                                                123,325
                                               --------
ILLINOIS (3.1%)
  Du Page County Transportation,
    RB, 5.750%, 01/01/18,
    Prerefunded 07/01/11 @ 100,
    FSA                               5,000       5,472
                                               --------
PUERTO RICO (20.3%)
  Puerto Rico Commonwealth
    Highway & Transportation
    Authority, RB, 5.250%,
    07/01/15, Callable 07/01/13
    @ 100, FGIC                       5,860       6,334
  Puerto Rico Commonwealth
    Highway & Transportation
    Authority, Ser G, RB,
    5.250%, 07/01/15, Callable
    07/01/13 @ 100, FGIC              3,000       3,243
  Puerto Rico Commonwealth
    Highway & Transportation
    Authority, Ser I, RB,
    5.000%, 07/01/23, Callable
    07/01/14 @ 100, FGIC              3,000       3,149
  Puerto Rico Commonwealth
    Infrastructure Financing
    Authority, Special Tax, Ser
    C, RB, 5.500%, 07/01/15,
    AMBAC                             1,000       1,109
  Puerto Rico Commonwealth
    Infrastructure Financing
    Authority, Special Tax, Ser
    C, RB, 5.500%, 07/01/17,
    AMBAC                            12,450      13,877
  Puerto Rico Commonwealth
    Municipal Finance Agency,
    Ser A, RB, 5.250%, 08/01/14,
    Callable 08/01/12 @ 100, FSA      6,965       7,489
  Puerto Rico Commonwealth
    Municipal Finance Agency,
    Ser A, RB, 5.250%, 08/01/16,
    Callable 08/01/12 @ 100, FSA      1,020       1,095
                                               --------
                                                 36,296
                                               --------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

FLORIDA TAX-EXEMPT BOND FUND -- CONCLUDED

-------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)    Value($)
-------------------------------------------------------
TEXAS (1.2%)
  University of Houston, RB,
    5.500%, 02/15/30,
    Prerefunded 02/15/10 @ 100,
    MBIA                              2,000       2,127
                                               --------
Total Municipal Bonds (Cost
  $172,193)                                     172,719
                                               --------
MONEY MARKET FUNDS (2.7%)
  Federated Tax-Free Obligations
    Fund                          4,846,110       4,847
  SEI Tax Exempt Trust,
    Institutional Tax Free Fund
    (c)                                 462           0
                                               --------
Total Money Market Funds (Cost
  $4,847)                                         4,847
                                               --------
Total Investments (Cost
  $177,040) (a) -- 99.1%                        177,566
Other assets in excess of
  liabilities -- 0.9%                             1,635
                                               --------
Net Assets  -- 100.0%                          $179,201
                                               ========

---------------

(a)Cost for federal income tax and financial reporting purposes is the same. Unrealized appreciation/(depreciation) is as follows (amounts in thousands):

      Unrealized Appreciation...................  $ 1,734
      Unrealized Depreciation...................   (1,208)
                                                  -------
      Unrealized Appreciation (Depreciation)....  $   526
                                                  =======

(b)Variable rate security. Rate presented represents rate in effect at March 31, 2006. Maturity date represents actual maturity date.

(c)Market value is less than one thousand dollars.

AMBAC     -- Security insured by the American Municipal
             Bond Assurance Corporation

AMT       -- Alternative Minimum Tax Paper

COP       -- Certificate of Participation

ETM       -- Escrowed to Maturity

FGIC      -- Security insured by the Financial Guaranty
             Insurance Company

FSA       -- Security insured by Financial Security
             Assurance

GO        -- General Obligation

MBIA      -- Security insured by the Municipal Bond
             Insurance Association

RB        -- Revenue Bond

Ser       -- Series

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

GEORGIA TAX-EXEMPT BOND FUND

-------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)    Value($)
-------------------------------------------------------
MUNICIPAL BONDS (96.4%)
GEORGIA (91.9%)
  Association County
    Commissioners of Georgia
    Leasing Program, Georgia
    Public Purpose Project, COP,
    5.250%, 04/01/21, Callable
    04/01/14 @ 102                    2,680       2,887
  Athens Housing Authority,
    Student Housing Lease
    Project, RB, 5.250%,
    12/01/21, Callable 12/01/12
    @ 100, AMBAC                      1,000       1,055
  Atlanta Airport Passenger
    Facility Charge, Ser J, RB,
    5.000%, 01/01/34, Callable
    01/01/15 @ 100, FSA               7,500       7,708
  Atlanta Airport Project, Ser
    A, RB, AMT, 5.375%,
    01/01/19, Callable 07/01/14
    @ 100, FSA                        5,000       5,326
  Atlanta Development Authority
    Student Housing, Ser A,
    5.000%, 09/01/30, Callable
    09/01/15 @ 100, XLCA              2,600       2,701
  Atlanta Water & Sewer, RB,
    5.250%, 01/01/27,
    Prerefunded 01/01/07 @ 101,
    FGIC                              2,000       2,045
  Augusta Water & Sewer
    Authority, RB, 5.250%,
    10/01/34, Callable 10/01/14
    @ 100, FSA                        2,000       2,125
  Barrow County, GO, 4.500%,
    10/01/11, FGIC                    1,255       1,300
  Bibb County School District,
    GO, 5.000%, 04/01/09, LOC:
    St Aid Withholding                3,700       3,843
  Brunswick Water & Sewer,
    Refunding & Improvement
    Project, RB, 6.100%,
    10/01/14, MBIA                    1,000       1,132
  Burke County Development
    Authority Pollution Control,
    Vogtle Project, RB, 3.200%,
    10/01/32 (b)                      1,607       1,607

-------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)    Value($)
-------------------------------------------------------
GEORGIA--CONTINUED
  Burke County Development
    Authority, Pollution
    Control, Vogtle Project, RB,
    3.290%, 10/01/32 (b)              6,395       6,395
  Carroll County Water
    Authority, Water & Sewer,
    RB, 5.250%, 07/01/22,
    Callable 07/01/15 @ 100, FSA      1,000       1,082
  Carrollton Payroll Development
    Authority, UWG Campus
    Center, RB, 5.250%,
    08/01/27, Callable 8/01/14 @
    100, MBIA                         1,650       1,755
  Central Valdosta Development
    Authority, Lowndes County
    Judicial Project, RB,
    5.250%, 06/01/21, Callable
    06/01/13 @ 102                    1,885       2,020
  Clarke County Hospital
    Authority, Athens Regional
    Medical Center Project, RB,
    5.375%, 01/01/07, MBIA            1,425       1,444
  Cobb County Development
    Authority, Kennesaw State
    University Project, RB,
    5.000%, 07/15/29, Callable
    07/15/14 @ 100, MBIA              2,250       2,340
  Cobb County Development
    Authority, Kennesaw State
    University Project, Ser A,
    RB, 5.000%, 07/15/29,
    Callable 07/15/14 @ 100,
    MBIA                              2,000       2,073
  Cobb County Development
    Authority, Solid Waste
    Disposal, Georgia Waste
    Management Project, Ser A.
    RB, AMT, 5.000%, 04/01/33,
    Callable 04/01/16 @ 101           1,000         991
  Cobb-Marietta County Coliseum
    & Exhibit Hall Project, RB,
    5.500%, 10/01/12, MBIA              940       1,010

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

GEORGIA TAX-EXEMPT BOND FUND -- CONTINUED

-------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)    Value($)
-------------------------------------------------------
GEORGIA--CONTINUED
  College Park Business &
    Industrial Development
    Authority, Civic Center
    Project, RB, 5.500%,
    09/01/11, Prerefunded
    09/01/10 @ 102, AMBAC             1,690       1,842
  Columbus, Sales Tax, GO,
    5.000%, 07/01/08                  1,000       1,031
  Coweta County Development
    Authority, Newnan Water,
    Sewer & Light Commission,
    RB, 5.000%, 07/01/25,
    Callable 07/01/15 @ 100,
    MBIA                              1,000       1,044
  Dalton Utilities, RB, 6.000%,
    01/01/08, MBIA                    3,240       3,369
  Dekalb County Public Safety &
    Judicial Facilities
    Authority, Public Safety &
    Judicial Facility Project,
    RB, 5.000%, 12/01/29,
    Callable 01/01/14 @ 101           1,000       1,040
  Douglasville-Douglas County
    Water & Sewer Authority, RB,
    5.625%, 06/01/15, Callable
    12/01/15 @ 100, AMBAC             1,390       1,505
  Douglasville-Douglas County
    Water & Sewer Authority, RB,
    5.000%, 06/01/28, Callable
    12/01/15 @ 100, MBIA              2,000       2,086
  Forsyth County Hospital
    Authority, Baptist Health
    Care System Project, RB,
    6.375%, 10/01/28, ETM             1,000       1,217
  Fulton County Development
    Authority, Molecular Science
    Building Project, RB,
    5.250%, 05/01/22, Callable
    05/01/14 @ 100, MBIA              2,370       2,535
  Fulton County Development
    Authority, Molecular Science
    Building Project, RB,
    5.250%, 05/01/27, Callable
    05/01/14 @ 100, MBIA              3,375       3,598

-------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)    Value($)
-------------------------------------------------------
GEORGIA--CONTINUED
  Fulton County Water & Sewer,
    RB, 5.000%, 01/01/24,
    Callable 01/01/14 @ 100,
    FGIC                              2,000       2,087
  Georgia Municipal Electric
    Authority, RB, 8.000%,
    01/01/15, Callable 05/16/06
    @ 100, ETM                        1,900       2,402
  Georgia State Private College
    & Universities Facilities
    Authority, Mercer University
    Project, RB, 6.400%,
    11/01/11, MBIA, ETM               1,675       1,827
  Gwinnett County Development
    Authority, Public Schools
    Project, COP, 5.250%,
    01/01/21, Callable 01/01/14
    @ 100, MBIA                       2,910       3,092
  Gwinnett County Hospital
    Authority, Gwinnett Hospital
    Systems Project, Ser B, RB,
    5.000%, 10/01/24, Callable
    10/01/14 @ 100                    1,250       1,299
  Gwinnett County Public Schools
    Project, COP, 5.250%,
    01/01/25, Callable 01/01/14
    @ 100, MBIA                       1,500       1,589
  Gwinnett County School
    District, Ser B, GO, 6.400%,
    02/01/07                          1,500       1,535
  Habersham County School
    District, GO, 4.500%,
    04/01/12, MBIA                    1,335       1,382
  Henry County Hospital
    Authority, Henry Medical
    Center Project, RB, 5.500%,
    07/01/08, Prerefunded
    07/01/07 @ 102, AMBAC             1,640       1,710
  Henry County Water & Sewer,
    RB, 6.150%, 02/01/20, AMBAC       2,100       2,508
  Metropolitan Atlanta Rapid
    Transit Authority, Ser E,
    RB, 7.000%, 07/01/11, ETM         3,595       4,035
  Metropolitan Atlanta Rapid
    Transit Authority, Ser N,
    RB, 6.000%, 07/01/07              2,090       2,151

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

GEORGIA TAX-EXEMPT BOND FUND -- CONTINUED

-------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)    Value($)
-------------------------------------------------------
GEORGIA--CONTINUED
  Milledgeville-Baldwin County
    Development Authority,
    Georgia College & State
    University Foundation, RB,
    6.000%, 09/01/33, Callable
    09/01/14 @ 101                    2,355       2,547
  Municipal Electric Authority
    of Georgia, Combustion, Ser
    A, RB, 5.000%, 11/01/24,
    Callable 11/01/07 @ 100           2,000       2,033
  Newnan Hospital Authority,
    Newnan Hospital Project, RB,
    5.500%, 01/01/16, Callable
    01/01/13 @100, MBIA               2,435       2,619
  Newnan Hospital Authority,
    Newnan Hospital Project, RB,
    5.500%, 01/01/17, Callable
    01/01/13 @ 100, MBIA              2,570       2,763
  Oconee County Industrial
    Development Authority, OIIT
    Project, RB, 5.250%,
    07/01/23, Callable 07/01/13
    @ 100                             1,295       1,363
  Paulding County School
    District, GO, 6.000%,
    02/01/10, MBIA                    1,000       1,081
  Paulding County School
    District, Ser A, GO, 6.625%,
    02/01/07                          1,000       1,025
  Paulding County School
    District, Ser A, GO, 6.625%,
    02/01/08                            525         552
  Rockdale County Water & Sewer
    Authority, RB, 5.000%,
    07/01/29, Callable 07/01/15
    @ 100, FSA                        2,000       2,084
  Savannah Economic Development
    Authority, AASU Compass
    Point LLC Project, RB,,
    5.000%, 07/01/29, Callable
    07/01/15 @ 100, XLCA              1,695       1,758
  Upper Oconee Basin Water
    Authority, RB, 5.000%,
    07/01/26, Callable 07/01/15
    @ 100, MBIA                       2,000       2,093

-------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)    Value($)
-------------------------------------------------------
GEORGIA--CONTINUED
  Valdosta & Lowndes County
    Hospital Authority, South
    Georgia Medical Center
    Project, RB, 5.250%,
    10/01/27, Callable 10/01/12
    @ 101, AMBAC                      1,110       1,171
  Vidalia Water & Sewer, RB,
    6.000%, 07/01/07, ETM               605         623
  Walker, Dade & Catoosa
    Counties Hutcheson Medical
    Project, Ser A, RB, 5.500%,
    10/01/08, Callable 10/01/07
    @ 102, FSA                        1,370       1,429
                                               --------
                                                118,864
                                               --------
GUAM (1.0%)
  Guam International Airport
    Authority, Ser A, RB, AMT,
    5.000%, 10/01/06, MBIA            1,250       1,259
                                               --------
PUERTO RICO (3.5%)
  Puerto Rico Commonwealth
    Highway & Transportation
    Authority, Ser AA, RB,
    5.000%, 07/01/06                  2,080       2,087
  Puerto Rico Municipal Finance
    Agency, Ser A, GO, 5.000%,
    08/01/30, Callable 08/01/15
    @ 100, FSA                        2,300       2,405
                                               --------
                                                  4,492
                                               --------
Total Municipal Bonds (Cost
  $122,142)                                     124,615
                                               --------
MONEY MARKET FUNDS (2.5%)
  Federated Tax-Free Obligations
    Fund                          2,778,706       2,779
  SEI Tax Exempt Trust,
    Institutional Tax Free Fund     397,171         397
                                               --------
Total Money Market Funds (Cost
  $3,176)                                         3,176
                                               --------
Total Investments (Cost
  $125,318) (a) -- 98.9%                        127,791
Other assets in excess of
  liabilities -- 1.1%                             1,416
                                               --------
Net Assets -- 100.0%                           $129,207
                                               ========

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

GEORGIA TAX-EXEMPT BOND FUND -- CONCLUDED

---------------

(a)Cost for federal income tax and financial reporting purposes is the same. Unrealized appreciation/ (depreciation) is as follows (amounts in thousands):

      Unrealized Appreciation...................   $2,761
      Unrealized Depreciation...................     (288)
                                                   ------
      Unrealized Appreciation (Depreciation)....   $2,473
                                                   ======

(b)Variable rate security. Rate presented represents rate in effect at March 31, 2006. Maturity date represents actual maturity date.

AMBAC     -- Security insured by the American Municipal
             Bond Assurance Corporation

AMT       -- Alternative Minimum Tax Paper

COP       -- Certificate of Participation

ETM       -- Escrowed to Maturity

FGIC      -- Security insured by the Financial Guaranty
             Insurance Company

FSA       -- Security insured by Financial Security
             Assurance

GO        -- General Obligation

LLC       -- Limited Liability Company

LOC       -- Line of Credit

MBIA      -- Security insured by the Municipal Bond
             Insurance Association

RB        -- Revenue Bond

Ser       -- Series

XLCA      -- Security insured by XL Capital Assurance, Inc.

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

HIGH INCOME FUND

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
BANK LOANS (4.7%)
COMPUTERS (0.6%)
  Stratus Technologies, Inc.,
    13.830%, 03/15/12 (b) (d)           450         437
                                               --------
ENERGY (0.6%)
  Plum Point Associates LLC,
    8.044%, 02/21/14 (b) (d)            363         365
  Plum Point Associates LLC,
    8.167%, 02/21/14 (b) (d)             87          88
                                               --------
                                                    453
                                               --------
TELECOMMUNICATIONS (3.5%)
  Charter Communications
    Operating LLC, 0.000%,
    04/27/11 (b) (d) (h)                448         451
  Qwest Corp., 9.503%, 06/30/07
    (b) (d)                           2,023       2,073
                                               --------
                                                  2,524
                                               --------
Total Bank Loans
  (Cost $3,432)                                   3,414
                                               --------
CORPORATE BONDS (90.5%)
ADVERTISING (0.4%)
  R.H. Donnelley Corp.,
    10.875%, 12/15/12, Callable
    12/15/07 @ 105.44                   250         277
                                               --------
AUTO PARTS & EQUIPMENT (2.8%)
  Goodyear Tire & Rubber Co.
    (The), 9.000%, 07/01/15,
    Callable 07/01/10 @ 104.50        2,000       2,030
                                               --------
BUILDING MATERIALS (3.6%)
  Nortek, Inc., 8.500%,
    09/01/14, Callable 09/01/09
    @ 104.25                          1,040       1,058
  U.S. Concrete, Inc., 8.375%,
    04/01/14, Callable 04/01/09
    @ 104.188                         1,500       1,545
                                               --------
                                                  2,603
                                               --------
CHEMICALS (7.0%)
  Equistar Chemical Funding
    Corp., 10.125%, 09/01/08          1,900       2,019
  Huntsman International LLC,
    11.625%, 10/15/10, Callable
    10/15/07 @ 105.81                   250         283
  IMC Global, Inc., Ser B,
    11.250%, 06/01/11, Callable
    06/01/06 @ 105.625                   15          16
  Ineos Group Holdings PLC,
    8.500%, 02/15/16, Callable
    02/15/11 @ 104.25 (d)             1,555       1,477
  Lyondell Chemical Co., Ser A,
    9.625%, 05/01/07                    100         103

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
<->CHEMICALS--CONTINUED
  Rockwood Specialties Group,
    Inc., 7.500%, 11/15/14,
    Callable 11/15/09 @ 103.75
    (e)                               1,250       1,256
                                               --------
                                                  5,154
                                               --------
COMMERCIAL SERVICES (1.4%)
  Ashtead Holdings PLC, 8.625%,
    08/01/15, Callable 08/01/10
    @ 104.31 (d)                      1,000       1,040
                                               --------
COMPUTERS (3.5%)
  Activant Solutions, Inc.,
    10.500%, 06/15/11, Callable
    06/15/07 @ 105.25                 1,425       1,578
  Sungard Data Systems, Inc.,
    10.250%, 08/15/15, Callable
    08/15/10 @ 105.13 (d) (e)           910         958
                                               --------
                                                  2,536
                                               --------
DIVERSIFIED FINANCIAL SERVICES (2.7%)
  CCM Merger, Inc., 8.000%,
    08/01/13, Callable 08/01/09
    @ 104 (d) (e)                        95          95
  Galaxy Entertainment Finance
    Co. Ltd., 9.875%, 12/15/12,
    Callable 12/15/09 @ 104.94
    (d)                                 100         104
  General Motors Acceptance
    Corp., 6.875%, 09/15/11           1,880       1,752
                                               --------
                                                  1,951
                                               --------
DIVERSIFIED OPERATIONS (3.0%)
  Leucadia National Corp.,
    7.000%, 08/15/13                    500         501
  Nell AF SARL, 8.375%,
    08/15/15, Callable 08/15/10
    @ 104.19 (d) (e)                  1,675       1,663
                                               --------
                                                  2,164
                                               --------
ELECTRIC (10.5%)
  AES Corp. (The), 9.500%,
    06/01/09                          1,030       1,109
  Aquila, Inc., 14.875%,
    07/01/12 (e)                      1,420       1,920
  Edison Mission Energy,
    10.000%, 08/15/08                   500         535
  FPL Energy National Wind,
    6.125%, 03/25/19 (d)                235         229
  Mirant Americas Generation
    LLC, 8.300%, 05/01/11               380         393
  Mirant Americas Generation
    LLC, 9.125%, 05/01/31               100         107

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

HIGH INCOME FUND -- CONTINUED

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
<->ELECTRIC--CONTINUED
  Mission Energy Holdings Co.,
    13.500%, 07/15/08                 1,050       1,204
  NRG Energy, Inc., 7.250%,
    02/01/14, Callable 02/01/09
    @ 107.25                            780         793
  PSEG Energy Holdings LLC,
    10.000%, 10/01/09                   250         277
  Sierra Pacific Resources,
    7.803%, 06/15/12, Callable
    06/15/09 @ 103.90                   160         168
  Sithe/Independence Funding
    Corp., Ser A, 9.000%,
    12/30/13                            750         810
  Tenaska Alabama Partners LP,
    7.000%, 06/30/21 (d)                197         198
                                               --------
                                                  7,743
                                               --------
ENTERTAINMENT (1.6%)
  Seneca Gaming Corp., Ser B,
    7.250%, 05/01/12, Callable
    05/01/08 @ 103.63                    90          91
  Six Flags, Inc., 9.625%,
    06/01/14, Callable 06/01/09
    @ 104.81                          1,095       1,103
                                               --------
                                                  1,194
                                               --------
FOOD (4.2%)
  Pinnacle Foods Holding Corp.,
    8.250%, 12/01/13, Callable
    12/01/08 @ 104.12                 2,125       2,104
  Stater Brothers Holdings,
    Inc., 8.125%, 06/15/12,
    Callable 06/15/08 @ 104.06
    (e)                               1,000         999
                                               --------
                                                  3,103
                                               --------
FOREST PRODUCTS & PAPER (3.5%)
  Appleton Papers, Inc., Ser B,
    9.750%, 06/15/14, Callable
    06/15/09 @ 104.88                 1,950       1,935
  Boise Cascade LLC, 7.475%,
    10/15/12, Callable 10/15/06
    @ 101 (b)                           600         608
                                               --------
                                                  2,543
                                               --------
HEALTHCARE -- PRODUCTS (3.4%)
  Accellent, Inc., 10.500%,
    12/01/13, Callable 12/01/09
    @ 105.25                            940       1,003
  Universal Hospital Services,
    Inc., 10.125%, 11/01/11,
    Callable 11/01/07 @ 105.06        1,450       1,505
                                               --------
                                                  2,508
                                               --------

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
HEALTHCARE -- SERVICES (5.5%)
  Skilled Healthcare Group,
    11.000%, 01/15/14, Callable
    01/15/10 @ 105.50 (d)             1,035       1,076
  Tenet Healthcare Corp.,
    9.875%, 07/01/14                  1,115       1,129
  US Oncology Holdings, Inc.,
    10.320%, 03/15/15, Callable
    03/15/07 @ 102 (b)                  735         737
  US Oncology, Inc., 10.750%,
    08/15/14, Callable 03/15/07
    @ 102                             1,000       1,093
                                               --------
                                                  4,035
                                               --------
HOUSEHOLD PRODUCTS/WARES (1.4%)
  Visant Holding Corp., 8.750%,
    12/01/13, Callable 12/01/08
    @ 106.563 (d)                     1,100       1,056
                                               --------
INSURANCE (0.7%)
  Markel Capital Trust I, Ser
    B, 8.710%, 01/01/46,
    Callable 01/01/07 @ 104.36          500         522
                                               --------
LODGING (2.0%)
  Mandalay Resort Group, Ser B,
    10.250%, 08/01/07                   250         263
  MGM Mirage, Inc., 9.750%,
    06/01/07                          1,130       1,177
                                               --------
                                                  1,440
                                               --------
MACHINERY DIVERSIFIED (3.9%)
  Chart Industries, Inc.,
    9.125%, 10/15/15, Callable
    10/15/10 @ 104.56 (d)             1,250       1,291
  NMGH Holding Co., 10.000%,
    05/15/09, Callable 05/15/06
    @ 105                             1,500       1,575
                                               --------
                                                  2,866
                                               --------
MEDIA (12.7%)
  Cablevision Systems Corp.,
    Ser B, 8.000%, 04/15/12 (e)         910         887
  CCH I LLC, 11.000%, 10/01/15,
    Callable 10/01/10 @ 105.50        1,230       1,022
  Dex Media, Inc., 9.540%,
    11/15/13, Callable 11/15/08
    @ 104.50 (c) (g)                    915         773
  EchoStar DBS Corp., 7.125%,
    02/01/16, Callable 10/01/06
    @ 100 (d)                           565         556
  Houghton Mifflin Co.,
    10.432%, 10/15/13 (c) (e)
    (g)                               1,280       1,091

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

HIGH INCOME FUND -- CONTINUED

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
<->MEDIA--CONTINUED
  Kabel Deutschland Gmbh,
    10.625%, 07/01/14, Callable
    07/01/09 @ 105.31 (d)             1,800       1,921
  LIN Television Corp., Ser B,
    6.500%, 05/15/13, Callable
    05/15/08 @ 103.25                   250         235
  Mediacom LLC, 9.500%,
    01/15/13, Callable 01/15/07
    @ 103.167 (e)                       500         495
  Morris Publishing Group LLC,
    7.000%, 08/01/13, Callable
    08/01/08 @ 103.50                 1,105       1,043
  Quebecor Media, Inc., 7.750%,
    03/15/16, Callable 03/15/11
    @ 103.875 (d)                       165         170
  Quebecor World Capital Corp.,
    8.750%, 03/15/16, Callable
    03/15/11 @ 104.375 (d)              110         107
  Sinclair Broadcast Group,
    Inc., 8.750%, 12/15/11,
    Callable 12/15/06 @ 104.375         960       1,009
  Sinclair Broadcast Group,
    Inc., 8.000%, 03/15/12,
    Callable 03/15/07 @ 104              30          31
                                               --------
                                                  9,340
                                               --------
MISCELLANEOUS MANUFACTURER (2.3%)
  Clarke American Corp.,
    11.750%, 12/15/13, Callable
    12/15/09 @ 105.88 (d)             1,390       1,414
  Koppers, Inc., 9.875%,
    10/15/13, Callable 10/15/08
    @ 104.94                            239         262
                                               --------
                                                  1,676
                                               --------
OIL & GAS (0.6%)
  Compagnie Gererale de
    Geophysique SA, 7.500%,
    05/15/15, Callable 05/15/10
    @ 103.75                            150         155
  Compton Petroleum Finance
    Corp., 7.625%, 12/01/13,
    Callable 12/01/09 @ 103.813
    (d)                                 115         115
  Compton Petroleum Finance
    Corp., 7.625%, 12/01/13,
    Callable 12/01/09 @ 103.813         155         155
                                               --------
                                                    425
                                               --------
PACKAGING & CONTAINERS (0.8%)
  Ball Corp., 6.875%, 12/15/12,
    Callable 12/15/07 @ 103.44          100         102

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
<->PACKAGING & CONTAINERS--
CONTINUED
  Crown Cork & Seal Co., Inc.,
    7.375%, 12/15/26                    500         465
                                               --------
                                                    567
                                               --------
PIPELINES (0.2%)
  Copano Energy LLC, 8.125%,
    03/01/16, Callable 03/01/11
    @ 104.0625 (d)                       40          41
  Targa Resources, Inc.,
    8.500%, 11/01/13, Callable
    11/01/09 @ 104.25 (d) (e)            95          99
                                               --------
                                                    140
                                               --------
REAL ESTATE (1.1%)
  American Real Estate Partners
    LP, 7.125%, 02/15/13,
    Callable 02/15/09 @ 103.56          345         340
  CB Richard Ellis Group, Inc.,
    9.750%, 05/15/10, Callable
    05/15/07 @ 104.88                   413         447
                                               --------
                                                    787
                                               --------
REITS (0.5%)
  Host Marriott Corp., Ser G,
    9.250%, 10/01/07                    315         330
  Ventas Realty LP, 6.500%,
    06/01/16, Callable 06/01/11
    @ 103.25 (d)                         55          55
                                               --------
                                                    385
                                               --------
RETAIL (1.3%)
  Rite Aid Corp., 7.500%,
    01/15/15, Callable 01/15/10
    @ 103.75                          1,000         970
                                               --------
SEMICONDUCTORS (4.4%)
  Avago Technologies Finance
    Ltd., 10.320%, 06/01/13,
    Callable 12/01/07 @ 102 (b)
    (d)                               1,025       1,071
  Avago Technologies Finance
    Ltd., 11.875%, 12/01/15,
    Callable 12/01/10 @ 105.938
    (d) (e)                           1,005       1,090
  Spansion LLC, 11.250%,
    01/15/16, Callable 01/15/11
    @ 105.62 (d)                      1,080       1,037
                                               --------
                                                  3,198
                                               --------
SOFTWARE (1.5%)
  SERENA Software, Inc.,
    10.375%, 03/15/16, Callable
    03/15/11 @ 105.188 (d)            1,070       1,124
                                               --------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

HIGH INCOME FUND -- CONCLUDED

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
TELECOMMUNICATIONS (4.0%)
  PanAmSat Holdings Corp.,
    9.000%, 08/15/14, Callable
    08/15/09 @ 104.50                 1,600       1,683
  Rogers Wireless, Inc.,
    7.250%, 12/15/12                    185         195
  Valor Telecommunications
    Enterprise LLC, 7.750%,
    02/15/15, Callable 02/15/10
    @ 103.88                          1,000       1,048
                                               --------
                                                  2,926
                                               --------
Total Corporate Bonds (Cost
  $65,339)                                       66,303
                                               --------
PREFERRED STOCK (1.6%)
RETAIL (1.6%)
  Rite Aid Corp.                     50,000       1,153
                                               --------
Total Preferred Stock (Cost
  $1,255)                                         1,153
                                               --------
SHORT-TERM INVESTMENTS (13.5%)
  CSFB Enhanced Liquidity
    Portfolio, 5.006% (f)         9,887,072       9,887
                                               --------
Total Short-Term Investments
  (Cost $9,887)                                   9,887
                                               --------
REPURCHASE AGREEMENT (4.0%)
  Merrill Lynch & Co., Inc.,
    4.725%, dated 03/31/06, to
    be repurchased on 04/03/06,
    repurchase price $2,910,408
    (collateralized by U.S.
    Government Agencies,
    5.500%, due 01/01/35; total
    market value $2,969,221)          2,909       2,909
                                               --------
Total Repurchase Agreement
  (Cost $2,909)                                   2,909
                                               --------
Total Investments (Cost
  $82,822) (a) -- 114.3%                         83,666
Liabilities in excess of other
  assets -- (14.3)%                             (10,437)
                                               --------
Net Assets  -- 100.0%                          $ 73,229
                                               ========

---------------

(a)Cost for federal income tax purposes is $82,793 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation...................   $1,434
      Unrealized Depreciation...................     (562)
                                                   ------
      Unrealized Appreciation (Depreciation)....   $  872
                                                   ======

(b)Variable rate security. Rate presented represents rate in effect at March 31, 2006. Maturity date represents actual maturity date.

(c)Rate represents the effective yield at purchase.

(d)Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(e)This security or a partial position of the security was on loan at March 31, 2006. The total value of securities on loan at March 31, 2006 in thousands was $9,422.

(f)This security was purchased with cash collateral held from securities lending.

(g)Step bond.

(h)This security has not settled as of March 31, 2006 and thus does not have a rate in effect. The security does not have a stated settlement date and will receive a rate upon settling with the custodian.

LLC   -- Limited Liability Corporation

LP    -- Limited Partnership

PLC   -- Public Limited Company

REIT  -- Real Estate Investment Trust

Ser   -- Series

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

HIGH QUALITY BOND FUND

---------------------------------------------------------
                                    Shares or
                                    Principal
                                    Amount($)    Value($)
---------------------------------------------------------
ASSET BACKED SECURITIES (3.1%)
AUTOMOBILE ABS (2.0%)
  Chase Manhattan Auto Owner
    Trust, Ser 2003-B, Cl A4,
    2.570%, 02/16/10                     550         538
  Daimler Chrysler Auto Trust, Ser
    2003-B, Cl A4, 2.860%,
    03/09/09                             405         397
                                                 -------
                                                     935
                                                 -------
CREDIT CARD ABS (1.1%)
  Citibank Credit Card Master
    Trust I, Ser 1998-2, Cl A,
    6.050%, 01/15/10                     550         559
                                                 -------
Total Asset Backed Securities
  (Cost $1,498)                                    1,494
                                                 -------
CORPORATE BONDS (14.4%)
AEROSPACE/DEFENSE (0.3%)
  United Technologies Corp.,
    4.875%, 05/01/15                     165         158
                                                 -------
BANKS (1.0%)
  Bank of America Corp., 7.400%,
    01/15/11                             440         476
                                                 -------
BIOTECHNOLOGY (0.6%)
  Amgen, Inc., 4.000%, 11/18/09          315         301
                                                 -------
COSMETICS/PERSONAL CARE (0.5%)
  Avon Products, Inc., 5.125%,
    01/15/11                             230         226
                                                 -------
DIVERSIFIED FINANCIAL SERVICES (5.8%)
  American Express Co., 3.750%,
    11/20/07                             550         538
  Caterpillar Financial Services
    Corp., 4.500%, 06/15/09              290         283
  CIT Group, Inc., 5.125%,
    09/30/14                             195         186
  Citigroup, Inc., 5.125%,
    05/05/14                             310         301
  Goldman Sachs Group, Inc. (The),
    4.750%, 07/15/13                     405         383
  Household Finance Corp., 6.375%,
    11/27/12                             380         394
  International Lease Finance
    Corp., Ser Q, 5.250%, 01/10/13        95          92

---------------------------------------------------------
                                    Shares or
                                    Principal
                                    Amount($)    Value($)
---------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--CONTINUED
  JPMorgan Chase & Co., 6.625%,
    03/15/12                             395         415
  Morgan Stanley, 5.300%, 03/01/13       320         313
                                                 -------
                                                   2,905
                                                 -------
ELECTRIC (0.3%)
  Consolidated Edison Co. of New
    York, Inc., 4.700%, 06/15/09         145         142
                                                 -------
INSURANCE (0.2%)
  MetLife, Inc., 5.000%, 06/15/15         95          90
                                                 -------
INVESTMENT COMPANIES (0.4%)
  Credit Suisse First Boston USA,
    Inc., 6.500%, 01/15/12               175         183
                                                 -------
MISCELLANEOUS MANUFACTURER (2.2%)
  General Electric Co., 5.000%,
    02/01/13                           1,095       1,065
                                                 -------
RETAIL (0.5%)
  Wal-Mart Stores, Inc., 4.550%,
    05/01/13                             280         266
                                                 -------
TELECOMMUNICATIONS (2.6%)
  AT&T, Inc., 5.100%, 09/15/14           260         247
  BellSouth Corp., 5.200%,
    09/15/14                             135         129
  Cisco Systems, Inc., 5.500%,
    02/22/16                             255         251
  France Telecom SA, 7.750%,
    03/01/11                              95         104
  Verizon Global Funding Corp.,
    7.250%, 12/01/10                     255         270
  Vodafone Group PLC, 5.500%,
    06/15/11                             255         253
                                                 -------
                                                   1,254
                                                 -------
Total Corporate Bonds (Cost
  $7,279)                                          7,066
                                                 -------
U.S. GOVERNMENT AGENCY MORTGAGES (8.1%)
FANNIE MAE (1.1%)
  5.725%, 03/01/12                       225         227
  6.260%, 05/01/12                       308         319
                                                 -------
                                                     546
                                                 -------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

HIGH QUALITY BOND FUND -- CONCLUDED

---------------------------------------------------------
                                    Shares or
                                    Principal
                                    Amount($)    Value($)
---------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (7.0%)
  6.364%, 10/16/20 (b)                   450         456
  6.114%, 11/16/21                       353         357
  4.449%, 03/16/25                       352         342
  4.212%, 01/16/28 (b)                   408         395
  3.760%, 09/16/28                       447         428
  4.241%, 07/16/29                       205         198
  5.473%, 02/16/31 (b)                   400         397
  5.269%, 03/16/37 (b)                   400         391
  4.811%, 06/16/45                       447         438
                                                 -------
                                                   3,402
                                                 -------
Total U.S. Government Agency
  Mortgages (Cost $4,010)                          3,948
                                                 -------
U.S. TREASURY OBLIGATIONS (73.3%)
U.S. TREASURY INFLATION PROTECTED NOTES/BONDS (5.5%)
  1.625%, 01/15/15                     2,730       2,676
                                                 -------
U.S. TREASURY NOTES (67.8%)
  3.125%, 05/15/07                     7,820       7,671
  5.625%, 05/15/08                     2,830       2,874
  3.375%, 12/15/08                     7,540       7,265
  6.000%, 08/15/09                     6,555       6,792
  4.250%, 10/15/10                     5,100       4,981
  4.250%, 08/15/13                     3,750       3,607
                                                 -------
                                                  33,190
                                                 -------
Total U.S. Treasury Obligations
  (Cost $36,655)                                  35,866
                                                 -------

---------------------------------------------------------
                                    Shares or
                                    Principal
                                    Amount($)    Value($)
---------------------------------------------------------
MONEY MARKET FUNDS (0.4%)
  Federated Prime Value Money
    Market Fund                      171,979         172
                                                 -------
Total Money Market Funds (Cost
  $172)                                              172
                                                 -------
Total Investments (Cost $49,614)
  (a) -- 99.3%                                    48,546
Other assets in excess of
  liabilities -- 0.7%                                362
                                                 -------
Net Assets -- 100.0%                             $48,908
                                                 =======

---------------

(a)Cost for federal income tax purposes is $49,636 (amount in thousands). Unrealized appreciation/(depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation..................   $    --
      Unrealized Depreciation..................    (1,090)
                                                  -------
      Unrealized Appreciation (Depreciation)...   $(1,090)
                                                  =======

(b)Variable rate security. Rate presented represents rate in effect at March 31, 2006. Maturity date represents actual maturity date.

Cl    -- Class

PLC   -- Public Limited Company

Ser   -- Series

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

INTERMEDIATE BOND FUND

---------------------------------------------------------
                                    Principal
                                    Amount($)    Value($)
---------------------------------------------------------
ASSET BACKED SECURITIES (1.0%)
AUTOMOBILE ABS (0.8%)
  Daimler Chrysler Auto Trust, Ser
    2005-A, Cl A4, 3.740%,
    02/08/10                            410          401
  Honda Auto Receivables Owner
    Trust, Ser 2006-1, Cl A3,
    5.070%, 02/18/10                    265          264
                                                 -------
                                                     665
                                                 -------
HOME EQUITY ABS (0.2%)
  Cityscape Home Equity Loan
    Trust, Ser 1996-3, Cl A8,
    7.650%, 09/25/25                     11           11
  Contimortgage Home Equity Loan
    Trust, Ser 1996-2, Cl A8,
    7.900%, 07/15/27                     78           77
  Delta Funding Home Equity Loan
    Trust, Ser 1999-3, Cl A1F,
    7.462%, 09/15/29                      8            8
  New Century Home Equity Loan
    Trust, Ser 1999-NCB, Cl A7,
    7.540%, 06/25/29                      6            6
  Soundview Home Equity Loan
    Trust,Ser 2001-1, Cl A,
    6.265%, 04/15/31                     17           17
                                                 -------
                                                     119
                                                 -------
Total Asset Backed Securities
  (Cost $788)                                        784
                                                 -------
COLLATERALIZED MORTGAGE OBLIGATIONS (3.0%)
  Banc of America Commercial
    Mortgage, Inc., Ser 2004-4, Cl
    A3, 4.128%, 07/10/42                355          342
  Citigroup/Deutsche Bank
    Commercial Mortgage Trust, Ser
    2005-CD1, Cl A4, 5.225%,
    07/15/44 (b)                        415          407
  Citigroup/Deutsche Bank
    Commercial Mortgage Trust, Ser
    2006-CD2, Cl A4, 5.545%,
    01/15/46                            275          271
  GE Capital Commercial Mortgage
    Corp., Ser 2006-C1, Cl A4,
    5.519%, 03/10/44 (b)                360          355
  GS Mortgage Securities Corp. II,
    Ser 2006-GG6, Cl A2, 5.506%,
    04/10/38 (b)                        535          537

---------------------------------------------------------
                                    Principal
                                    Amount($)    Value($)
---------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--CONTINUED
  Wachovia Bank Commercial
    Mortgage Trust, Ser 2006-C23,
    Cl A4, 5.418%, 01/15/45 (b)         455          448
                                                 -------
Total Collateralized Mortgage
  Obligations (Cost $2,390)                        2,360
                                                 -------
CORPORATE BONDS (17.0%)
AEROSPACE/DEFENSE (0.4%)
  United Technologies Corp.,
    4.875%, 05/01/15                    315          301
                                                 -------
AIRLINES (0.2%)
  Southwest Airlines Co., 5.125%,
    03/01/17                            180          167
                                                 -------
BANKS (1.1%)
  Bank of America Corp., 7.400%,
    01/15/11                            435          470
  Wells Fargo & Co., 5.125%,
    02/15/07                            360          360
                                                 -------
                                                     830
                                                 -------
COMMERCIAL SERVICES (0.1%)
  ERAC USA Finance Co., 5.600%,
    05/01/15 (c)                        120          117
                                                 -------
COSMETICS/PERSONAL CARE (0.6%)
  Avon Products, Inc., 5.125%,
    01/15/11                            445          437
                                                 -------
DIVERSIFIED FINANCIAL SERVICES (6.3%)
  CIT Group, Inc., 5.125%,
    09/30/14                            335          320
  Citigroup, Inc., 5.125%,
    05/05/14                            370          359
  Fund American Cos., Inc.,
    5.875%, 05/15/13                    440          432
  General Electric Capital Corp.,
    4.250%, 01/15/08                    950          934
  Goldman Sachs Group, Inc. (The),
    4.750%, 07/15/13                    400          378
  Household Finance Corp., 4.125%,
    12/15/08                            735          713
  International Lease Finance
    Corp., Ser Q, 5.250%, 01/10/13      175          170
  John Deere Capital Corp.,
    3.900%, 01/15/08                    115          112
  JPMorgan Chase & Co., 6.625%,
    03/15/12                            425          447
  Lazard Group LLC, 7.125%,
    05/15/15                            545          566

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

INTERMEDIATE BOND FUND -- CONTINUED

---------------------------------------------------------
                                    Principal
                                    Amount($)    Value($)
---------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--CONTINUED
  Morgan Stanley, 5.300%, 03/01/13      420          411
  SLM Corp., 5.625%, 04/10/07           115          115
                                                 -------
                                                   4,957
                                                 -------
ELECTRIC (1.1%)
  Carolina Power & Light, Inc.,
    5.250%, 12/15/15                    390          377
  Exelon Corp., 4.900%, 06/15/15        495          460
  Northern States Power Co.,
    2.875%, 08/01/06                     60           60
                                                 -------
                                                     897
                                                 -------
ENTERTAINMENT (0.1%)
  GTECH Holdings Corp., 4.750%,
    10/15/10                            115          112
                                                 -------
INSURANCE (0.2%)
  MetLife, Inc., 5.000%, 06/15/15       165          157
                                                 -------
INVESTMENT COMPANIES (0.3%)
  Credit Suisse First Boston USA,
    Inc., 6.500%, 01/15/12              215          225
                                                 -------
MEDIA (0.6%)
  News America Holdings, Inc.,
    9.250%, 02/01/13                    295          348
  Time Warner, Inc., 9.125%,
    01/15/13                             95          110
                                                 -------
                                                     458
                                                 -------
MISCELLANEOUS MANUFACTURER (0.3%)
  General Electric Co., 5.000%,
    02/01/13                            245          238
                                                 -------
OIL & GAS (0.4%)
  Enterprise Products Operating
    LP, Ser B, 5.600%, 10/15/14         325          315
                                                 -------
PHARMACEUTICALS (0.2%)
  Teva Pharmaceutical Finance LLC,
    5.550%, 02/01/16                    125          121
                                                 -------
PIPELINES (0.7%)
  Centerpoint Energy Resources
    Corp., Ser B, 7.875%, 04/01/13      295          329
  Kinder Morgan, Inc., 5.700%,
    01/05/16                            260          253
                                                 -------
                                                     582
                                                 -------
RETAIL (1.0%)
  Federated Department Stores,
    7.450%, 07/15/17                     70           78

---------------------------------------------------------
                                    Principal
                                    Amount($)    Value($)
---------------------------------------------------------
RETAIL--CONTINUED
  Woolworths Ltd., 5.550%,
    11/15/15 (c)                        720          702
                                                 -------
                                                     780
                                                 -------
TELECOMMUNICATIONS (3.4%)
  AT&T, Inc., 5.100%, 09/15/14          350          332
  BellSouth Corp., 5.200%,
    09/15/14                            250          239
  Cisco Systems, Inc., 5.500%,
    02/22/16                            425          419
  Comcast Corp., 4.950%, 06/15/16       365          333
  Telecom Italia Capital SA,
    5.250%, 10/01/15                    405          377
  Verizon Global Funding Corp.,
    7.250%, 12/01/10                    355          377
  Vodafone Group PLC, 5.500%,
    06/15/11                            560          554
                                                 -------
                                                   2,631
                                                 -------
Total Corporate Bonds (Cost
  $13,680)                                        13,325
                                                 -------
U.S. GOVERNMENT AGENCY MORTGAGES (0.0%)
FREDDIE MAC (0.0%)
  6.500%, 08/01/08                       29           29
                                                 -------
Total U.S. Government Agency
  Mortgages (Cost $30)                                29
                                                 -------
U.S. TREASURY OBLIGATIONS (77.7%)
U.S. TREASURY INFLATION PROTECTED NOTES/BONDS (4.9%)
  1.625%, 01/15/15                    3,895        3,817
                                                 -------
U.S. TREASURY NOTES (72.8%)
  2.250%, 04/30/06                      785          783
  3.125%, 05/15/07                    8,795        8,628
  4.625%, 02/29/08                    4,480        4,462
  5.625%, 05/15/08                    8,760        8,897
  3.375%, 12/15/08                    8,915        8,591
  4.500%, 02/15/09                      140          139
  6.000%, 08/15/09                    7,510        7,781
  4.250%, 10/15/10                    6,800        6,641
  4.500%, 02/28/11                    5,355        5,277
  4.375%, 08/15/12                       50           49
  4.250%, 08/15/13                    5,825        5,602
  4.500%, 02/15/16                       50           49
                                                 -------
                                                  56,899
                                                 -------
Total U.S. Treasury Obligations
  (Cost $61,777)                                  60,716
                                                 -------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

INTERMEDIATE BOND FUND -- CONCLUDED

---------------------------------------------------------
                                    Principal
                                    Amount($)    Value($)
---------------------------------------------------------
REPURCHASE AGREEMENT (2.5%)
  Lehman Brothers, Inc., 4.755%,
    dated 03/31/06, to be
    repurchased on 04/03/06,
    repurchase price $1,961,557
    (collateralized by U.S.
    Government Agencies, DN, due
    12/01/34; total market value
    $2,001,955)                       1,961        1,961
                                                 -------
Total Repurchase Agreement (Cost
  $1,961)                                          1,961
                                                 -------
Total Investments (Cost $80,626)
  (a) -- 101.2%                                   79,175
Liabilities in excess of other
  assets -- (1.2)%                                  (916)
                                                 -------
Net Assets -- 100.0%                             $78,259
                                                 =======

---------------

(a)Cost for federal income tax purposes is $80,740 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation..................   $    30
      Unrealized Depreciation..................    (1,595)
                                                  -------
      Unrealized Appreciation (Depreciation)...   $(1,565)
                                                  =======

(b)Variable rate security. Rate presented represents rate in effect at March 31, 2006. Maturity date represents actual maturity date.

(c)Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

Cl    -- Class

DN    -- Discount Note

LLC   -- Limited Liability Corporation

LP    -- Limited Partnership

PLC   -- Public Limited Company

Ser   -- Series

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

INVESTMENT GRADE BOND FUND

-------------------------------------------------------
                                Shares or
                                Principal
                                Amount($)     Value($)
-------------------------------------------------------
ASSET BACKED SECURITIES (1.0%)
AUTOMOBILE ABS (0.8%)
  Daimler Chrysler Auto
    Trust, Ser 2005-A, Cl A4,
    3.740%, 02/08/10                 2,700        2,633
  Honda Auto Receivables
    Owner Trust, Ser 2006-1,
    Cl A3, 5.070%, 02/18/10          1,765        1,760
                                              ---------
                                                  4,393
                                              ---------
CREDIT CARD ABS (0.2%)
  Citibank Credit Card
    Issuance Trust, Ser
    2008-A7, Cl A7, 4.150%,
    07/07/17                         1,000          915
                                              ---------
Total Asset Backed Securities
  (Cost $5,314)                                   5,308
                                              ---------
COLLATERALIZED MORTGAGE OBLIGATIONS (3.1%)
  Banc of America Commercial
    Mortgage, Inc., Ser
    2004-4, Cl A3, 4.128%,
    07/10/42                         2,375        2,289
  Citigroup/Deutsche Bank
    Commercial Mortgage
    Trust, Ser 2005-CD1, Cl
    A4, 5.225%, 07/15/44 (b)         2,995        2,936
  Citigroup/Deutsche Bank
    Commercial Mortgage
    Trust, Ser 2006-CD2, Cl
    A4, 5.545%, 01/15/46             1,785        1,761
  GE Capital Commercial
    Mortgage Corp., Ser
    2006-C1, Cl A4, 5.519%,
    03/10/44 (b)                     2,450        2,417
  GS Mortgage Securities
    Corp. II, Ser 2006-GG6,
    Cl A2, 5.506%, 04/10/38
    (b)                              3,650        3,657
  Wachovia Bank Commercial
    Mortgage Trust, Ser
    2006-C23, Cl A4, 5.418%,
    01/15/45 (b)                     2,985        2,942
                                              ---------
Total Collateralized Mortgage
  Obligations (Cost $16,205)                     16,002
                                              ---------

-------------------------------------------------------
                                Shares or
                                Principal
                                Amount($)     Value($)
-------------------------------------------------------
CORPORATE BONDS (18.2%)
AEROSPACE/DEFENSE (0.4%)
  United Technologies Corp.,
    4.875%, 05/01/15                 2,160        2,063
                                              ---------
AIRLINES (0.2%)
  Southwest Airlines Co.,
    5.125%, 03/01/17 (d)             1,255        1,163
                                              ---------
BANKS (0.6%)
  Bank of America Corp.,
    7.400%, 01/15/11                 2,740        2,961
                                              ---------
COMMERCIAL SERVICES (0.2%)
  ERAC USA Finance Co.,
    5.600%, 05/01/15 (c)             1,130        1,101
                                              ---------
COSMETICS/PERSONAL CARE (0.7%)
  Avon Products, Inc.,
    5.125%, 01/15/11                 3,470        3,409
                                              ---------
DIVERSIFIED FINANCIAL SERVICES (4.7%)
  CIT Group, Inc., 5.125%,
    09/30/14                         2,200        2,103
  Citigroup, Inc., 5.125%,
    05/05/14                         1,100        1,068
  Citigroup, Inc., 5.850%,
    12/11/34                           965          948
  Fund American Cos., Inc.,
    5.875%,05/15/13                  3,085        3,031
  Goldman Sachs Group, Inc.
    (The), 4.750%, 07/15/13          3,355        3,170
  HSBC Holdings PLC, 7.625%,
    05/17/32                         1,270        1,504
  International Lease Finance
    Corp., Ser Q, 5.250%,
    01/10/13                         1,220        1,186
  John Deere Capital Corp.,
    3.900%, 01/15/08                   640          625
  JPMorgan Chase & Co.,
    6.625%, 03/15/12                 3,735        3,925
  Lazard Group LLC, 7.125%,
    05/15/15                         4,005        4,160
  Morgan Stanley, 5.300%,
    03/01/13                         2,690        2,631
                                              ---------
                                                 24,351
                                              ---------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

INVESTMENT GRADE BOND FUND -- CONTINUED

-------------------------------------------------------
                                Shares or
                                Principal
                                Amount($)     Value($)
-------------------------------------------------------
ELECTRIC (1.3%)
  Exelon Corp., 4.900%,
    06/15/15                         2,385        2,215
  Exelon Corp., 5.625%,
    06/15/35 (d)                     2,340        2,124
  Pacific Gas & Electric Co.,
    6.050%, 03/01/34 (d)             2,350        2,300
                                              ---------
                                                  6,639
                                              ---------
ENTERTAINMENT (0.2%)
  GTECH Holdings Corp.,
    4.750%, 10/15/10                 1,065        1,036
                                              ---------
INSURANCE (0.1%)
  Metlife, Inc., 5.700%,
    06/15/35                           520          490
                                              ---------
INVESTMENT COMPANIES (0.3%)
  Credit Suisse First Boston
    USA, Inc., 6.500%,
    01/15/12                         1,255        1,311
                                              ---------
MEDIA (0.7%)
  Cox Communications, Inc.,
    4.625%, 06/01/13 (d)             1,425        1,298
  News America Holdings,
    Inc., 6.200%, 12/15/34           1,215        1,138
  Time Warner, Inc., 7.625%,
    04/15/31                         1,220        1,329
                                              ---------
                                                  3,765
                                              ---------
MINING (0.2%)
  Alcan, Inc., 5.750%,
    06/01/35                         1,120        1,042
                                              ---------
MISCELLANEOUS MANUFACTURER (1.1%)
  General Electric Co.,
    5.000%, 02/01/13                 6,030        5,865
                                              ---------
OIL & GAS (0.6%)
  Devon Financing Corp. ULC,
    7.875%, 09/30/31                 1,595        1,926
  Enterprise Products
    Operating LP, Ser B,
    5.750%, 03/01/35                 1,350        1,201
                                              ---------
                                                  3,127
                                              ---------
PHARMACEUTICALS (0.3%)
  Teva Pharmaceutical Finance
    LLC, 5.550%, 02/01/16              885          854

-------------------------------------------------------
                                Shares or
                                Principal
                                Amount($)     Value($)
-------------------------------------------------------
PHARMACEUTICALS--CONTINUED
  Teva Pharmaceutical Finance
    LLC, 6.150%, 02/01/36              575          542
                                              ---------
                                                  1,396
                                              ---------
PIPELINES (0.8%)
  Centerpoint Energy
    Resources Corp., Ser B,
    7.875%, 04/01/13                 1,540        1,716
  Kinder Morgan, Inc.,
    6.400%, 01/05/36                 2,335        2,273
                                              ---------
                                                  3,989
                                              ---------
REITS (0.1%)
  Simon Property Group LP,
    6.375%, 11/15/07                   595          604
                                              ---------
RETAIL (1.1%)
  Federated Department
    Stores, Inc., 6.900%,
    04/01/29                           515          535
  Woolworths Ltd., 5.550%,
    11/15/15 (c)                     5,260        5,129
                                              ---------
                                                  5,664
                                              ---------
TELECOMMUNICATIONS (4.6%)
  AT&T, Inc., 5.100%,
    09/15/14                         5,305        5,034
  BellSouth Corp., 5.200%,
    09/15/14 (d)                     4,020        3,845
  Cisco Systems, Inc.,
    5.500%, 02/22/16                 3,150        3,103
  Comcast Corp., 4.950%,
    06/15/16                         2,190        1,996
  Comcast Corp., 6.450%,
    03/15/37                         1,460        1,405
  Telecom Italia Capital SA,
    5.250%, 10/01/15                 3,305        3,075
  Verizon Communications,
    Inc., 5.850%, 09/15/35           1,335        1,197
  Vodafone Group PLC, 5.500%,
    06/15/11                         4,095        4,057
                                              ---------
                                                 23,712
                                              ---------
Total Corporate Bonds (Cost
  $96,294)                                       93,688
                                              ---------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

INVESTMENT GRADE BOND FUND -- CONTINUED

-------------------------------------------------------
                                Shares or
                                Principal
                                Amount($)     Value($)
-------------------------------------------------------
U.S. GOVERNMENT AGENCIES (5.2%)
FANNIE MAE (1.7%)
  3.250%, 02/15/09                   1,000          951
  3.800%, 07/14/10, Callable
    05/01/06 @ 100                     500          474
  5.125%, 01/02/14                     500          489
  5.500%, 11/08/16, Callable
    11/08/06 @ 100                   1,250        1,217
  6.250%, 02/28/17, Callable
    02/28/07 @ 100                     600          598
  6.200%, 06/13/17, Callable
    06/13/07 @ 100                   1,000        1,005
  5.750%, 11/07/17, Callable
    05/07/06 @ 100                   2,500        2,441
  5.100%, 06/26/18, Callable
    05/01/06 @ 100                   1,500        1,412
  5.500%, 04/23/24, Callable
    05/01/06 @ 100                     250          234
                                              ---------
                                                  8,821
                                              ---------
FEDERAL HOME LOAN BANK (1.5%)
  3.489%, 03/03/08 (b)               2,500        2,501
  3.790%, 03/24/08, Callable
    06/24/06 @ 100 (b)               2,000        1,983
  4.400%, 03/30/11, Callable
    04/24/06 @ 100                   1,000          961
  5.250%, 12/10/13, Callable
    06/10/06 @ 100                   1,250        1,219
  5.000%, 05/08/18, Callable
    05/08/06 @ 100                   1,000          961
                                              ---------
                                                  7,625
                                              ---------
FREDDIE MAC (2.0%)
  4.050%, 11/17/09                     700          675
  6.250%, 06/25/10, Callable
    06/25/07 @ 100                   1,000        1,012
  4.650%, 08/27/10, Callable
    08/27/06 @ 100                     500          488
  4.500%, 12/16/10                   1,000          972
  6.375%, 08/01/11, Callable
    08/01/06 @ 100                   3,000        3,003
  4.650%, 10/10/13, Callable
    10/10/06 @ 100                   1,000          950
  6.000%, 06/27/17, Callable
    06/27/07 @ 100                   1,000        1,002

-------------------------------------------------------
                                Shares or
                                Principal
                                Amount($)     Value($)
-------------------------------------------------------
FREDDIE MAC--CONTINUED
  5.550%, 10/30/17, Callable
    04/24/06 @ 100                   1,000          959
  5.200%, 03/05/19, Callable
    03/05/09 @ 100                   1,200        1,139
                                              ---------
                                                 10,200
                                              ---------
Total U.S. Government
  Agencies (Cost $27,234)                        26,646
                                              ---------
U.S. GOVERNMENT AGENCY MORTGAGES (0.1%)
FREDDIE MAC (0.0%)
  7.000%, 05/01/07                       8            8
                                              ---------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (0.1%)
  7.000%, 04/15/13                     269          278
  7.000%, 08/15/14                     162          168
  7.000%, 05/15/31                      72           75
                                              ---------
                                                    521
                                              ---------
Total U.S. Government Agency
  Mortgages (Cost $512)                             529
                                              ---------
U.S. TREASURY OBLIGATIONS (71.2%)
U.S. TREASURY BONDS (9.0%)
  4.500%, 02/15/36 (d)              49,150       46,117
                                              ---------
U.S. TREASURY INFLATION PROTECTED NOTES/BONDS (5.5%)
  1.625%, 01/15/15                  28,875       28,299
                                              ---------
U.S. TREASURY NOTES (56.7%)
  2.250%, 04/30/06                  12,925       12,900
  3.125%, 05/15/07 (d)              52,555       51,556
  4.625%, 02/29/08 (d)              31,620       31,493
  5.625%, 05/15/08 (d)              36,240       36,808
  3.375%, 12/15/08 (d)              36,920       35,577
  4.500%, 02/15/09 (d)               4,505        4,466
  6.000%, 08/15/09 (d)              28,040       29,053
  4.250%, 10/15/10 (d)              36,550       35,696
  4.500%, 02/28/11 (d)              28,575       28,159
  4.250%, 08/15/13 (d)              26,040       25,045
                                              ---------
                                                290,753
                                              ---------
Total U.S. Treasury
  Obligations (Cost $373,235)                   365,169
                                              ---------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

INVESTMENT GRADE BOND FUND -- CONCLUDED

-------------------------------------------------------
                                Shares or
                                Principal
                                Amount($)     Value($)
-------------------------------------------------------
SHORT-TERM INVESTMENTS (47.3%)
  CSFB Enhanced Liquidity
    Portfolio, 5.006% (e)      243,190,865      243,191
                                              ---------
Total Short-Term Investments
  (Cost $243,191)                               243,191
                                              ---------
REPURCHASE AGREEMENT (1.4%)
  Morgan Stanley, 4.705%,
    dated 03/31/06, to be
    repurchased on 04/03/06,
    repurchase price
    $7,223,970
    (collateralized by U.S.
    Government Agencies;
    4.581%-6.500%,
    08/01/30-08/01/35; total
    market value $7,463,433)         7,221        7,221
                                              ---------
Total Repurchase Agreement
  (Cost $7,221)                                   7,221
                                              ---------
Total Investments (Cost
  $769,206) (a) -- 147.5%                       757,754
Liabilities in excess of
  other assets -- (47.5)%                      (243,940)
                                              ---------
Net Assets -- 100.0%                          $ 513,814
                                              =========

---------------

(a)Cost for federal income tax purposes is $768,985
   (amount in thousands). Unrealized appreciation/(depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation.................   $    492
      Unrealized Depreciation.................    (11,722)
                                                 --------
      Unrealized Appreciation
        (Depreciation)........................   $(11,230)
                                                 ========

(b)Variable rate security. Rate presented represents rate in effect at March 31, 2006. Maturity date represents actual maturity date.

(c)Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(d)This security or a partial position of the security was on loan at March 31, 2006. The total value of securities on loan at March 31, 2006 in thousands was $235,428.

(e)This security was purchased with cash collateral held from securities lending.

Cl    -- Class

LLC   -- Limited Liability Corporation

LP    -- Limited Partnership

PLC   -- Public Limited Company

REIT  -- Real Estate Investment Trust

Ser   -- Series

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

INVESTMENT GRADE TAX-EXEMPT BOND FUND

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
MUNICIPAL BONDS (95.1%)
ALABAMA (6.1%)
  Alabama Public School &
    College Authority, Capital
    Improvements, Ser C, RB,
    5.750%, 07/01/17, Callable
    07/01/09 @ 101.50                 3,950       4,231
  Alabama Water Pollution
    Control Authority, RB,
    5.750%, 08/15/12, Callable
    08/15/09 @ 100, AMBAC             5,205       5,524
  Auburn University, Ser A, RB,
    6.000%, 06/01/16, Callable
    06/01/11 @ 100, MBIA              4,060       4,457
  Huntsville, Ser A, GO,
    5.625%, 05/01/16, Callable
    05/01/12 @ 102                    2,375       2,618
  Huntsville, Ser A, GO,
    5.750%, 05/01/19, Callable
    05/01/12 @ 102                    2,800       3,113
                                               --------
                                                 19,943
                                               --------
ARIZONA (1.1%)
  Arizona Water Infrastructure
    Finance Authority, Water
    Quality, Ser A, RB, 5.625%,
    10/01/12, Callable 10/01/09
    @ 101                             3,280       3,503
                                               --------
CALIFORNIA (6.4%)
  California State Department
    of Water Resources, Power
    Supply, Ser A, RB, 5.750%,
    05/01/17, Prerefunded
    05/01/12 @ 101                    5,200       5,809
  California State, GO, 5.500%,
    11/01/33, Callable 11/01/13
    @ 100                            11,000      11,939
  Fresno Unified School
    District, Ser A, GO,
    6.550%, 08/01/20, Callable
    02/01/13 @ 103, MBIA              1,000       1,181
  Orange County Loma Ridge/Data
    Center Project, COP,
    6.000%, 06/01/21,
    Prerefunded 06/01/19 @ 100,
    AMBAC                             2,075       2,393
                                               --------
                                                 21,322
                                               --------

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
COLORADO (1.7%)
  Douglas County School
    District No. RE1, Douglas &
    Ebert Counties, GO, 5.750%,
    12/15/20, Callable 12/15/14
    @ 100, FGIC                       2,540       2,834
  Metro Wastewater Reclamation
    District, RB, 5.450%,
    04/01/12, Callable 04/01/08
    @ 100                             2,570       2,653
                                               --------
                                                  5,487
                                               --------
CONNECTICUT (3.2%)
  Connecticut State, Ser E, GO,
    5.500%, 11/15/13, Callable
    11/15/12 @ 100                    9,500      10,358
                                               --------
FLORIDA (1.6%)
  Charlotte County Utilities,
    Ser B, RB, 3.180%,
    10/01/21, FSA (b)                 1,000       1,000
  Florida State Board of
    Education, Ser B, RB,
    6.000%, 07/01/14,
    Prerefunded 07/01/10 @ 101        2,795       3,069
  Lee County Transportation
    Facility Authority, Ser A,
    RB, 5.000%, 10/01/27,
    Callable 10/01/14 @ 100,
    AMBAC                             1,000       1,042
                                               --------
                                                  5,111
                                               --------
GEORGIA (1.5%)
  Georgia State, Ser D, GO,
    5.000%, 11/01/12, Callable
    11/01/11 @ 100                    4,500       4,769
                                               --------
ILLINOIS (1.1%)
  Illinois State Sales Tax, Ser
    X, RB, 5.500%, 06/15/13,
    Callable 06/15/07 @ 101           3,390       3,490
                                               --------
IOWA (0.7%)
  Des Moines Public Parking
    System, Ser A, RB, 6.375%,
    06/01/18, Callable 06/01/10
    @ 100, FGIC                       2,005       2,206
                                               --------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

INVESTMENT GRADE TAX-EXEMPT BOND FUND -- CONTINUED

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
KANSAS (1.7%)
  Johnson County Unified School
    District No. 229, Ser A,
    GO, 5.000%, 10/01/09              5,455       5,691
                                               --------
MARYLAND (3.3%)
  Maryland State, State & Local
    Facilities, First Series,
    GO, 5.500%, 03/01/10             10,000      10,679
                                               --------
MASSACHUSETTS (1.6%)
  Boston, Ser A, GO, 5.000%,
    01/01/10                          5,095       5,332
                                               --------
MICHIGAN (1.1%)
  Michigan Municipal Bond
    Authority, Clean Water
    State Revolving Fund, RB,
    5.375%, 10/01/17, Callable
    10/01/12 @ 100                    3,300       3,553
                                               --------
MINNESOTA (1.3%)
  Minnesota State, GO, 5.250%,
    11/01/10                          4,000       4,265
                                               --------
MISSOURI (2.9%)
  Missouri State Highways &
    Transit Commission, Ser A,
    RB, 5.625%, 02/01/18,
    Callable 02/01/11 @ 100           8,885       9,546
                                               --------
NEW JERSEY (4.5%)
  Garden State Preservation
    Trust, Open Space &
    Farmland Preservation, Ser
    A, RB, 5.800%, 11/01/19,
    Callable 11/01/15 @ 100           3,000       3,412
  Garden State Preservation
    Trust, Open Space &
    Farmland Preservation, Ser
    A, RB, 5.800%, 11/01/20,
    Callable 11/01/15 @ 100,
    FSA                              10,000      11,364
                                               --------
                                                 14,776
                                               --------
NEW YORK (17.5%)
  Buffalo School Improvements,
    Ser D, GO, 5.500%,
    12/15/14, Callable 12/15/11
    @ 100, FGIC                       1,075       1,161

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
NEW YORK--CONTINUED
  New York City Transitional
    Finance Authority, Future
    Secured Tax, Ser A-1, RB,
    5.000%, 11/01/09                  2,975       3,107
  New York City, Ser A, GO,
    6.250%, 08/01/08, Callable
    08/01/06 @ 101.5, MBIA           11,000      11,251
  New York Counties Tobacco
    Trust I, Tobacco
    Settlement, Ser B, RB,
    6.625%, 06/01/42,
    Prerefunded 06/01/10 @ 101       15,800      17,699
  New York Local Government
    Assistance Corp., Ser A-2,
    RB, 5.000%, 04/01/10              3,000       3,144
  Tobacco Settlement Financing
    Corp., Ser A1, RB, 5.000%,
    06/01/10, Callable 06/01/06
    @ 100                                35          35
  Tobacco Settlement Financing
    Corp., Ser A1, RB, 5.250%,
    06/01/13, Callable 06/01/08
    @ 100                            10,000      10,309
  Tobacco Settlement Financing
    Corp., Ser A1, RB, 5.500%,
    06/01/14, Callable 06/01/09
    @ 100                             3,750       3,930
  Tobacco Settlement Financing
    Corp., Ser C1, RB, 5.250%,
    06/01/12, Callable 06/01/07
    @ 100                             6,720       6,841
                                               --------
                                                 57,477
                                               --------
NORTH CAROLINA (3.9%)
  North Carolina State, Public
    Improvement, Ser A, GO,
    5.000%, 03/01/10                  2,160       2,267
  North Carolina State, Public
    Improvement, Ser A, GO,
    5.000%, 03/01/10                 10,000      10,494
                                               --------
                                                 12,761
                                               --------
OHIO (6.0%)
  Columbus, Public Improvement,
    Ser D, GO, 5.000%, 12/15/10       3,290       3,477

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

INVESTMENT GRADE TAX-EXEMPT BOND FUND -- CONTINUED

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
OHIO--CONTINUED
  Ohio State Water Development
    Authority, Fresh Water
    Improvement Project, RB,
    5.700%, 06/01/08, Callable
    06/01/06 @ 101, AMBAC             1,520       1,552
  Ohio State Water Development
    Authority, Water Pollution
    Control, RB, 5.000%,
    12/01/11                         13,785      14,652
                                               --------
                                                 19,681
                                               --------
PENNSYLVANIA (4.1%)
  Pennsylvania State Turnpike
    Commission, Registration
    Fee, RB, 5.375%, 07/15/14,
    Callable 07/15/11 @ 101,
    AMBAC                             2,000       2,173
  Pennsylvania State Turnpike
    Commission, Ser T, RB,
    5.500%, 12/01/10                  5,515       5,939
  Pennsylvania State, Second
    Series, GO, 5.000%,
    07/01/10, MBIA                    5,000       5,255
                                               --------
                                                 13,367
                                               --------
PUERTO RICO (8.5%)
  Puerto Rico Commonwealth
    Electric Power Authority,
    Ser RR, RB, 5.000%,
    07/01/23, Callable 07/01/15
    @ 100, FGIC                       6,500       6,864
  Puerto Rico Commonwealth
    Government Development
    Bank, RB, 3.050%, 12/01/15,
    MBIA (b)                          3,000       3,000
  Puerto Rico Commonwealth
    Highway & Transportation
    Authority, RB, 5.250%,
    07/01/15, Callable 07/01/13
    @ 100, FGIC                       5,000       5,404
  Puerto Rico Commonwealth
    Highway & Transportation
    Authority, RB, 5.250%,
    07/01/17, Callable 07/01/13
    @ 100, FGIC                       5,260       5,660

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
PUERTO RICO--CONTINUED
  Puerto Rico Commonwealth
    Highway & Transportation
    Authority, Ser G, RB,
    5.250%, 07/01/15, Callable
    07/01/13 @ 100, FGIC              2,720       2,940
  Puerto Rico Commonwealth
    Municipal Finance Agency,
    Ser A, RB, 5.250%,
    08/01/14, Callable 08/01/12
    @ 100, FSA                        4,000       4,301
                                               --------
                                                 28,169
                                               --------
TENNESSEE (1.0%)
  Shelby County, Public
    Improvement, Ser A, GO,
    5.000%, 03/01/10, FSA             3,000       3,142
                                               --------
TEXAS (10.3%)
  Irving Waterworks & Sewer,
    RB, 5.950%, 06/15/19,
    Callable 06/15/09 @ 100.50        1,460       1,560
  Lancaster Independent School
    District, GO, 5.000%,
    02/15/34, Callable 02/15/16
    @ 100, FSA                        8,555       8,825
  North Harris County Regional
    Water Authority, RB,
    5.250%, 12/15/18, Callable
    12/15/14 @ 100, MBIA              2,690       2,896
  Richardson Texas, GO, 5.250%,
    02/15/17, Callable 02/15/15
    @ 100, MBIA                       2,665       2,862
  Texas State, TAN & RAN, GO,
    4.500%, 08/31/06                 17,750      17,815
                                               --------
                                                 33,958
                                               --------
VIRGINIA (2.2%)
  Fairfax County, Public
    Improvement, Ser A, GO,
    5.000%, 10/01/09, LOC:
    State Aid Withholding             6,755       7,063
                                               --------
WASHINGTON (1.8%)
  Washington State, Motor
    Vehicle Fuel Tax, Ser E,
    5.000%, 01/01/08, AMBAC           5,870       6,007
                                               --------
Total Municipal Bonds (Cost
  $311,866)                                     311,656
                                               --------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

INVESTMENT GRADE TAX-EXEMPT BOND FUND -- CONCLUDED

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
MONEY MARKET FUNDS (6.1%)
  Federated Tax-Free
    Obligations Fund             14,239,039      14,239
  SEI Tax Exempt Trust,
    Institutional Tax Free Fund   5,583,965       5,584
                                               --------
Total Money Market Funds (Cost
  $19,823)                                       19,823
                                               --------
Total Investments (Cost
  $331,689) (a) -- 101.2%                       331,479
Liabilities in excess of other
  assets -- (1.2)%                               (4,027)
                                               --------
Net Assets -- 100.0%                           $327,452
                                               ========

---------------

(a)Cost for federal income tax and financial reporting purposes is the same. Unrealized appreciation/(depreciation) is as follows (amounts in thousands):

      Unrealized Appreciation..................   $ 1,832
      Unrealized Depreciation..................    (2,042)
                                                  -------
      Unrealized Appreciation (Depreciation)...   $  (210)
                                                  =======

(b)Variable rate security. Rate presented represents rate in effect at March 31, 2006. Maturity date represents actual maturity date.

AMBAC     -- Security insured by the American Municipal
             Bond Assurance Corporation

COP       -- Certificate of Participation

FGIC      -- Security insured by the Financial Guaranty
             Insurance Company

FSA       -- Security insured by Financial Security
             Assurance

GO        -- General Obligation

LOC       -- Line of Credit

MBIA      -- Security insured by the Municipal Bond
             Insurance Association

RAN       -- Revenue Anticipation Note

RB        -- Revenue Bond

Ser       -- Series

TAN       -- Tax Anticipation Note

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

LIMITED DURATION FUND

---------------------------------------------------------
                                    Principal
                                    Amount($)    Value($)
---------------------------------------------------------
ASSET BACKED SECURITIES (24.6%)
AUTOMOBILE ABS (0.4%)
  WFS Financial Owner Trust, Ser
    2005-1, Cl A2, 3.190%,
    12/17/07                            264          263
                                                 -------
CREDIT CARD ABS (17.3%)
  American Express Credit Account
    Master Trust, Ser 2003-3, Cl
    A, 4.859%, 11/15/10 (b)           1,200        1,202
  BA Master Credit Card Trust, Ser
    2001, Cl A, 4.869%, 06/15/08
    (b)                               2,250        2,250
  Chase Issuance Trust, Ser 2005-
    A1, Cl A1, 4.759%, 12/15/10
    (b)                               2,200        2,200
  First USA Credit Card Master
    Trust, Ser 1997-8, Cl A,
    4.903%, 05/17/10 (b)              2,266        2,271
  MBNA Credit Card Master Trust,
    Ser 2002-A13, Cl A, 4.879%,
    05/17/10 (b)                      2,250        2,255
                                                 -------
                                                  10,178
                                                 -------
DIVERSIFIED FINANCIAL SERVICES (1.7%)
  SLM Student Loan Trust, Ser
    2004-8, Cl A3, 4.713%,
    07/27/15 (b)                      1,022        1,024
                                                 -------
FANNIE MAE (2.4%)
  Guarantor Trust, Ser 2002-T10,
    Cl A1, 4.940%, 06/25/32 (b)       1,412        1,412
                                                 -------
FREDDIE MAC (1.1%)
  Structured Pass Thru Securities,
    Ser T-49, Cl AV, 4.968%,
    12/25/32 (b)                        619          619
                                                 -------
HOME EQUITY ABS (1.7%)
  Countywide Home Equity Loan
    Trust, Ser 2006-C, Cl 2A,
    5.041%, 05/15/36 (b)                992          992
                                                 -------
Total Asset Backed Securities
  (Cost $14,492)                                  14,488
                                                 -------
U.S. GOVERNMENT AGENCIES (8.5%)
FREDDIE MAC (8.5%)
  2.375%, 04/15/06                    5,000        4,996
                                                 -------
Total U.S. Government Agencies
  (Cost $4,996)                                    4,996
                                                 -------

---------------------------------------------------------
                                    Principal
                                    Amount($)    Value($)
---------------------------------------------------------
U.S. TREASURY OBLIGATIONS (62.5%)
U.S. TREASURY NOTES (62.5%)
  2.250%, 04/30/06                    7,000        6,986
  4.625%, 05/15/06                    7,000        6,999
  6.875%, 05/15/06                    7,000        7,016
  2.500%, 05/31/06                    7,000        6,976
  2.750%, 06/30/06                    2,850        2,837
  7.000%, 07/15/06                    6,000        6,036
                                                 -------
Total U.S. Treasury Obligations
  (Cost $36,858)                                  36,850
                                                 -------
REPURCHASE AGREEMENT (3.4%)
  Lehman Brothers, Inc., 4.755%,
    dated 03/31/06, to be
    repurchased on 04/03/06,
    repurchase price $1,991,820
    (collateralized by U.S.
    Government Agencies; DN,
    12/01/34; total market value
    $2,033,414)                       1,991        1,991
                                                 -------
Total Repurchase Agreement (Cost
  $1,991)                                          1,991
                                                 -------
Total Investments (Cost $58,337)
  (a) -- 99.0%                                    58,325
Other assets in excess of
  liabilities -- 1.0%                                562
                                                 -------
Net Assets -- 100.0%                             $58,887
                                                 =======

---------------

(a) Cost for federal income tax purposes is $58,338
    (amount in thousands). Unrealized appreciation/(depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation....................   $  2
      Unrealized Depreciation....................    (15)
                                                    ----
      Unrealized Appreciation (Depreciation).....   $(13)
                                                    ====

(b) Variable rate security. Rate presented represents rate in effect at March 31, 2006. Maturity date represents actual maturity date.

Cl  -- Class

DN  -- Discount Note

Ser -- Series

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
U.S. GOVERNMENT AGENCIES (8.3%)
FANNIE MAE (3.3%)
  5.250%, 06/15/06 (c)               13,000      13,005
                                               --------
FREDDIE MAC (5.0%)
  3.625%, 09/15/06 (c)               20,000      19,872
                                               --------
Total U.S. Government Agencies
  (Cost $32,938)                                 32,877
                                               --------
U.S. GOVERNMENT AGENCY MORTGAGES (87.8%)
FANNIE MAE (67.5%)
  6.500%, 12/01/08                    2,464       2,517
  3.500%, 04/25/11                   21,235      20,883
  7.500%, 09/01/12                    4,948       5,111
  6.500%, 06/01/13                      502         514
  6.000%, 09/01/13                    1,057       1,071
  4.000%, 11/01/13                    9,651       9,145
  4.500%, 03/01/14                   15,958      15,391
  6.000%, 09/01/16                    6,798       6,889
  6.500%, 10/01/16                    1,131       1,158
  5.500%, 12/01/16                    3,048       3,034
  6.000%, 08/01/17                    1,905       1,932
  6.000%, 10/01/17                    1,218       1,235
  6.000%, 10/01/17                    3,571       3,620
  6.000%, 06/01/19                    5,543       5,618
  5.500%, 07/01/19                    7,774       7,730
  5.500%, 07/01/19                    2,200       2,188
  5.500%, 08/01/19                    3,562       3,542
  5.500%, 10/01/19                    4,844       4,816
  5.500%, 06/01/20                    9,438       9,384
  3.500%, 10/25/21                   17,745      17,441
  7.000%, 05/01/32                    5,443       5,610
  6.500%, 12/01/32                    3,729       3,813
  4.121%, 05/01/33 (b)                5,915       5,814
  3.946%, 06/01/33 (b)                9,751       9,552
  4.098%, 08/01/33 (b)               12,512      12,286
  5.000%, 11/01/33                   18,747      17,896
  6.000%, 11/01/33                    1,879       1,880
  3.233%, 05/01/34 (b)                9,050       8,913
  4.502%, 05/01/34 (b)                2,703       2,657
  4.023%, 06/01/34 (b)                5,357       5,208
  4.242%, 06/01/34 (b)                3,304       3,239

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
FANNIE MAE--CONTINUED
  7.000%, 06/01/34                    4,953       5,101
  3.484%, 07/01/34 (b)                6,795       6,742
  4.497%, 08/01/35 (b)                9,839       9,698
  6.000%, 08/01/35                   10,882      10,886
  6.000%, 12/01/35                   13,244      13,248
  5.173%, 01/01/36 (b)                7,442       7,393
  5.528%, 02/01/36 (b)               12,983      12,959
                                               --------
                                                266,114
                                               --------
FREDDIE MAC (20.3%)
  7.000%, 11/01/16                      866         891
  6.500%, 02/01/17                    2,446       2,499
  5.500%, 05/01/17                    4,633       4,608
  6.000%, 07/01/17                    2,891       2,926
  4.500%, 05/01/18                    7,747       7,415
  5.000%, 02/15/19                   12,621      12,562
  4.500%, 10/15/27                   10,000       9,769
  6.000%, 12/01/31                   16,596      16,628
  6.500%, 09/01/32                    4,100       4,189
  5.046%, 12/01/32 (b)               13,793      13,824
  4.250%, 05/01/34 (b)                5,000       4,776
                                               --------
                                                 80,087
                                               --------
Total U.S. Government Agency
  Mortgages (Cost $353,311)                     346,201
                                               --------
SHORT-TERM INVESTMENTS (7.5%)
  CSFB Enhanced Liquidity
    Portfolio, 5.006% (d)        29,675,000      29,675
                                               --------
Total Short-Term Investments
  (Cost $29,675)                                 29,675
                                               --------
REPURCHASE AGREEMENTS (3.8%)
  Merrill Lynch & Co., Inc.,
    4.725%, dated 03/31/06, to
    be repurchased on
    04/03/06, repurchase price
    $3,379,247 (collateralized
    by U.S. Government
    Agencies, 5.50%, due
    02/01/35; total market
    value $3,449,998)                 3,378       3,378

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND -- CONCLUDED

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
REPURCHASE AGREEMENTS--CONTINUED
  Morgan Stanley, 4.705%,
    dated 03/31/06, to be
    repurchased on 04/03/06,
    repurchase price
    $11,655,631
    (collateralized by U.S.
    Government Agencies,
    5.147%-6.50%, due
    08/01/34-10/01/35; total
    market value $12,120,658)        11,651      11,651
                                               --------
Total Repurchase Agreements
  (Cost $15,029)                                 15,029
                                               --------
Total Investments (Cost
  $430,953) (a) -- 107.4%                       423,782
Liabilities in excess of other
  assets -- (7.4)%                              (29,281)
                                               --------
Net Assets -- 100.0%                           $394,501
                                               ========

---------------

(a)Cost for federal income tax purposes is $430,079
   (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation..................   $ 1,043
      Unrealized Depreciation..................    (7,339)
                                                  -------
      Unrealized Appreciation (Depreciation)...   $(6,296)
                                                  =======

(b)Variable rate security. Rate presented represents rate in effect at March 31, 2006. Maturity date represents actual maturity date.

(c)This security or a partial position of the security was on loan at March 31, 2006. The total value of securities on loan at March 31, 2006 in thousands was $28,902.

(d)This security was purchased with cash collateral held from securities lending.

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

MARYLAND MUNICIPAL BOND FUND

---------------------------------------------------------
                                   Shares or
                                   Principal
                                   Amount($)     Value($)
---------------------------------------------------------
MUNICIPAL BONDS (95.8%)
MARYLAND (90.7%)
  Annapolis Public Improvement,
    GO, 5.000%, 04/01/08               1,000       1,027
  Anne Arundel County Special
    Obligation, Arundel Mills
    Project, RB, 5.125%,
    07/01/22, Callable 07/01/14 @
    100, County Guaranteed             1,000       1,063
  Baltimore Convention Center,
    Baltimore Hotel Corp., Ser A,
    RB, 5.250%, 09/01/39,
    Callable 09/01/16 @ 100            1,000       1,064
  Baltimore Parking System
    Facilities, Ser A, RB,
    5.900%, 07/01/13, FGIC               900       1,006
  Charles County, County
    Commissioner, Public
    Improvement, GO, 5.000%,
    03/01/14                           1,000       1,073
  Charles County, County
    Commissioner, Public
    Improvement, GO, 5.000%,
    03/01/16                           1,250       1,346
  Frederick County Educational
    Facilities, Mount St. Mary's
    University, RB, 5.625%,
    09/01/38, Callable 09/01/16 @
    100                                  500         524
  Frederick County, Public
    Facilities, GO, 5.000%,
    12/01/16, Callable 12/01/15 @
    100                                1,000       1,075
  Harford County, GO, 5.000%,
    07/15/25, Callable 07/15/15 @
    100                                1,000       1,051
  Maryland State Community
    Development Administration,
    Department of Housing &
    Community Development,
    People's Resource Center, Ser
    E, RB, 5.700%, 09/01/17,
    Callable 09/01/09 @ 100              350         356

---------------------------------------------------------
                                   Shares or
                                   Principal
                                   Amount($)     Value($)
---------------------------------------------------------
MARYLAND--CONTINUED
  Maryland State Community
    Development Administration,
    Department of Housing &
    Community Development, Ser 2,
    RB, AMT, 4.700%, 04/01/11          1,000       1,027
  Maryland State Community
    Development Administration,
    Department of Housing &
    Community Development, Ser
    2001B, RB, AMT, 4.100%,
    07/01/08, FHA/GNMA/HUD               285         287
  Maryland State Economic
    Development Corp., 5.000%,
    07/01/35                             500         518
  Maryland State Economic
    Development Corp., Department
    of Transportation
    Headquarters, RB, 5.375%,
    06/01/19, Callable 06/01/12 @
    100.50                             1,000       1,079
  Maryland State Economic
    Development Corp., Student
    Housing, University of
    Maryland College Park
    Project, RB, 5.000%,
    06/01/33, Callable 06/01/06 @
    100, CIFG                            750         777
  Maryland State Economic
    Development Corp., U.S.
    Pharmacopeial Project, Ser B,
    RB, 3.170%, 07/01/34, AMBAC
    (b)                                  650         650
  Maryland State Economic
    Development Corp., University
    of Maryland College Park
    Project, RB, 5.750%,
    06/01/18, Callable 06/01/13 @
    100                                  475         526
  Maryland State Economic
    Development Corp., University
    of Maryland, Ser A, RB,
    5.625%, 10/01/23, Callable
    10/01/13 @ 100 (c)                   400         387

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

MARYLAND MUNICIPAL BOND FUND -- CONTINUED

---------------------------------------------------------
                                   Shares or
                                   Principal
                                   Amount($)     Value($)
---------------------------------------------------------
MARYLAND--CONTINUED
  Maryland State Economic
    Development Corp., University
    Village at Sheppard Pratt,
    RB, 5.875%, 07/01/21,
    Callable 07/01/11 @ 101, ACA         250         266
  Maryland State Health & Higher
    Educational Facilities
    Authority, Calvert Health
    Systems, RB, 5.500%,
    07/01/36, Callable 07/01/14 @
    100                                1,000       1,052
  Maryland State Health & Higher
    Educational Facilities
    Authority, Carroll County
    General Hospital, RB, 6.000%,
    07/01/18, Callable 07/01/12 @
    100                                1,035       1,118
  Maryland State Health & Higher
    Educational Facilities
    Authority, Carroll County
    General Hospital, RB, 6.000%,
    07/01/21, Callable 07/01/12 @
    100                                  250         269
  Maryland State Health & Higher
    Educational Facilities
    Authority, Catholic Health
    Initiatives, Ser A, RB,
    6.000%, 12/01/24, Callable
    06/01/10 @ 101, ETM                  250         274
  Maryland State Health & Higher
    Educational Facilities
    Authority, Goucher College,
    RB, 5.375%, 07/01/25,
    Callable 07/01/14 @ 100              565         595
  Maryland State Health & Higher
    Educational Facilities
    Authority, Hebrew Home of
    Greater Washington, RB,
    5.700%, 01/01/21, Callable
    01/01/12 @ 100                       480         508
  Maryland State Health & Higher
    Educational Facilities
    Authority, Hebrew Home of
    Greater Washington, RB,
    5.700%, 01/01/22, Callable
    01/01/12 @ 100                       510         538

---------------------------------------------------------
                                   Shares or
                                   Principal
                                   Amount($)     Value($)
---------------------------------------------------------
MARYLAND--CONTINUED
  Maryland State Health & Higher
    Educational Facilities
    Authority, Johns Hopkins
    University, Ser A, RB,
    5.000%, 07/01/38, Callable
    07/01/14 @ 100                     1,115       1,149
  Maryland State Health & Higher
    Educational Facilities
    Authority, Lifebridge Health,
    Ser A, RB, 5.125%, 07/01/34,
    Callable 07/01/14 @ 100            1,000       1,025
  Maryland State Health & Higher
    Educational Facilities
    Authority, Mercy Ridge, Ser
    B, RB, 5.000%, 04/01/08,
    Callable 04/01/06 @ 101              300         303
  Maryland State Health & Higher
    Educational Facilities
    Authority, Union Hospital of
    Cecil Country, RB, 5.750%,
    07/01/20, Callable 07/01/12 @
    100                                  500         535
  Maryland State Health & Higher
    Educational Facilities
    Authority, University of
    Maryland Medical System, RB,
    5.750%, 07/01/21, Callable
    07/01/11 @ 100                     1,725       1,828
  Maryland State Industrial
    Development Authority,
    Economic Development, Our
    Lady of Good Counsel School,
    Ser A, RB, 6.000%, 05/01/35,
    Callable 05/15/15 @ 100              500         532
  Maryland State Stadium
    Authority, RB, 5.800%,
    03/01/26, Callable 03/01/07 @
    101, AMBAC                           250         253
  Maryland State Transportation
    Authority, Baltimore/
    Washington International
    Airport, Ser B, RB, AMT,
    5.375%, 03/01/15, Callable
    03/01/12 @ 101, AMBAC              1,000       1,059

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

MARYLAND MUNICIPAL BOND FUND -- CONTINUED

---------------------------------------------------------
                                   Shares or
                                   Principal
                                   Amount($)     Value($)
---------------------------------------------------------
MARYLAND--CONTINUED
  Maryland State, Capital
    Improvements, Ser A, GO,
    5.000%, 02/15/17, Callable
    02/15/15 @ 100                     1,250       1,339
  Maryland State, Capital
    Improvements, Ser A, GO,
    5.000%, 02/15/19, Callable
    02/15/15 @ 100                     1,000       1,066
  Maryland State, State & Local
    Facilities, Ser 2, GO,
    5.000%, 08/01/16, Callable
    08/01/13 @ 100                     1,000       1,060
  Montgomery County Economic
    Development, Trinity Health
    Care Group, RB, 5.500%,
    12/01/16, Callable 12/01/11 @
    100                                1,000       1,059
  Montgomery County Housing
    Opportunities Commission,
    Aston Woods Apartments, Ser
    A, RB, 4.900%, 05/15/31,
    Callable 05/15/08 @ 102, FNMA      1,150       1,190
  Montgomery County Housing
    Opportunities Commission, Ser
    A, RB, 4.450%, 07/01/17,
    Callable 01/01/11 @ 100              170         170
  Montgomery County Housing
    Opportunities Commission, Ser
    A, RB, 6.000%, 07/01/20,
    Callable 07/01/10 @ 100            1,005       1,055
  Montgomery County Revenue
    Authority, Lease, College
    Arts Center Project, Ser A,
    RB, 5.000%, 05/01/28,
    Callable 05/01/15 @ 100            1,000       1,035
  Northeast Waste Disposal
    Authority, Montgomery County
    Resource Recovery Project,
    Ser A, RB, AMT, 6.000%,
    07/01/06                           1,100       1,105
  St. Mary's County Public
    Improvement, GO, 5.500%,
    07/01/11                           1,165       1,265

---------------------------------------------------------
                                   Shares or
                                   Principal
                                   Amount($)     Value($)
---------------------------------------------------------
MARYLAND--CONTINUED
  Talbot County Public
    Facilities, GO, 5.375%,
    03/15/17, Callable 03/15/12 @
    101                                1,000       1,081
  Washington Suburban Sanitation
    District, Ser B, GO, 3.100%,
    06/01/23, LOC: Bank of
    America N.A. (b)                   1,000       1,000
                                                 -------
                                                  38,565
                                                 -------
PUERTO RICO (5.1%)
  Puerto Rico Commonwealth
    Highway & Transportation
    Authority, Ser AA, RB,
    5.000%, 07/01/06                     500         502
  Puerto Rico Electric Power
    Authority, Ser RR, RB,
    5.000%, 07/01/26, Callable
    07/01/15 @ 100, XLCA               1,000       1,046
  Puerto Rico Housing Bank &
    Finance Agency, Affordable
    Housing Mortgage Portfolio I,
    RB, AMT, 6.250%, 04/01/29,
    Callable 10/01/06 @ 101,
    GNMA/FNMA/FHLMC                      625         631
                                                 -------
                                                   2,179
                                                 -------
Total Municipal Bonds (Cost
  $40,198)                                        40,744
                                                 -------
MONEY MARKET FUNDS (3.9%)
  Federated Maryland Municipal
    Cash Trust                     1,678,315       1,678
                                                 -------
Total Money Market Funds (Cost
  $1,678)                                          1,678
                                                 -------
Total Investments (Cost $41,876)
  (a) -- 99.7%                                    42,422
Other assets in excess of
  liabilities -- 0.3%                                112
                                                 -------
Net Assets -- 100.0%                             $42,534
                                                 =======

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

MARYLAND MUNICIPAL BOND FUND -- CONCLUDED

---------------

(a)Cost for federal income tax purposes is $41,873 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation....................   $ 723
      Unrealized Depreciation....................    (174)
                                                    -----
      Unrealized Appreciation (Depreciation).....   $ 549
                                                    =====

(b)Variable rate security. Rate presented represents rate in effect at March 31, 2006. Maturity date represents actual maturity date.

(c)Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. The restricted securities held by the Fund as of March 31, 2006 are identified below (in thousands):

                                                                  PERCENT
                            ACQUISITION                           OF NET
ISSUE DESCRIPTION              DATE       COST   SHARES   VALUE   ASSETS
-------------------------------------------------------------------------
Maryland State Economic
  Development Corp.,
  University of Maryland,
  Ser A, RB, 5.625%,
  10/01/23, Callable
  10/01/13 @ 100             01/31/03     $392    400     $387     0.91%

ACA       -- Security insured by American Capital Access

AMBAC     -- Security insured by the American Municipal Bond
             Assurance Corporation

AMT       -- Alternative Minimum Tax Paper

CIFG      -- Security insured by CIFG Guaranty

ETM       -- Escrowed to Maturity

FGIC      -- Security insured by the Financial Guaranty
             Insurance Company

FHA       -- Security insured by the Federal Housing
             Administration

FHLMC     -- Security insured by Freddie Mac

FNMA      -- Security insured by Fannie Mae

GNMA      -- Security insured by the Government National
             Mortgage Association

GO        -- General Obligation

HUD       -- Security insured by the Department of Housing and
             Urban Development

LOC       -- Line of Credit

RB        -- Revenue Bond

Ser       -- Series

XLCA      -- Security insured by XL Capital Assurance, Inc.

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

NORTH CAROLINA TAX-EXEMPT BOND FUND

--------------------------------------------------------
                                   Shares or
                                   Principal
                                   Amount($)    Value($)
--------------------------------------------------------
MUNICIPAL BONDS (98.7%)
NORTH CAROLINA (95.0%)
  Appalachian State University,
    Procurement Services
    Building, RB, 5.000%,
    07/15/30, Callable 07/15/15
    @100, MBIA                         1,250      1,306
  Brunswick County Enterprise
    System, Ser A, RB, 5.250%,
    04/01/22, Callable 04/01/14 @
    100, FSA                             500        535
  Buncombe County, COP, 5.250%,
    10/01/17, Callable 10/01/13 @
    100, AMBAC                           585        623
  Charlotte Water & Sewer System,
    RB, 5.250%, 06/01/15,
    Prerefunded 06/01/09 @ 101           500        528
  Charlotte Water & Sewer System,
    RB, 5.750%, 06/01/19,
    Prerefunded 06/01/10 @ 101         2,000      2,175
  Charlotte, FY 2006 Equipment
    Aquisition Project, Ser A,
    COP, 5.000%, 03/01/09              1,000      1,036
  Charlotte-Mecklenberg Hospital
    Authority, Carolinas Health
    Care System, Ser A, RB,
    5.000%, 01/15/13, Callable
    01/15/07 @ 102                       500        514
  Charlotte-Mecklenburg Hospital
    Authority, Carolinas Health
    Care System, Ser A, 5.000%,
    01/15/31, Callable 01/15/11 @
    101                                1,260      1,279
  Dare County, COP, 5.000%,
    06/01/23, Callable 12/01/12 @
    100, AMBAC                           830        859
  Durham, GO, 5.000%, 02/01/07           500        506
  Fayetteville Public Works
    Commission, RB, 3.375%,
    01/15/07, FSA                        840        839
  Greensboro Enterprise System,
    Ser A, RB, 5.000%, 06/01/26,
    Callable 06/01/15 @ 100            1,000      1,043
  Iredell County Public
    Facilities Project, COP,
    5.250%, 10/01/20, Callable
    10/01/13 @ 100, AMBAC                500        531

--------------------------------------------------------
                                   Shares or
                                   Principal
                                   Amount($)    Value($)
--------------------------------------------------------
NORTH CAROLINA--CONTINUED
  New Hanover County Hospital,
    New Hanover Regional Medical
    Center Project, RB, 5.300%,
    10/01/06, AMBAC                      200        202
  North Carolina Capital
    Facilities Finance Agency,
    Educational Facilities,
    Johnson & Wales University
    Project, Ser A, RB, 5.000%,
    04/01/14, Callable 04/01/13 @
    100                                  500        526
  North Carolina Capital
    Facilities Finance Agency,
    Educational Facilities,
    Trinity Episcopal School
    Project, RB, 3.180%,
    09/01/24, LOC: Wachovia Bank
    N.A.(b)                              400        400
  North Carolina Capital
    Facilities Finance Agency,
    Student Housing, NCA&T
    University Foundation
    Project, Ser A, RB, 5.250%,
    06/01/20, Callable 06/01/14 @
    100, LOC: Radian                     500        531
  North Carolina Eastern
    Municipal Power Agency, Power
    System, Ser A, RB, 5.700%,
    01/01/15, Callable 01/01/07 @
    102, MBIA                            500        516
  North Carolina Eastern
    Municipal Power Agency, Power
    System, Ser C, RB, 5.375%,
    01/01/16, Callable 01/01/13 @
    100                                  500        529
  North Carolina Educational
    Facilities Finance Agency,
    Belmont Abbey College, RB,
    3.180%, 06/01/18, LOC: First
    Union National Bank (b)              400        400
  North Carolina Educational
    Facilities Finance Agency,
    Wingate University, RB,
    3.180%, 05/01/22, LOC: Bank
    of America N.A. (b)                  400        400

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

NORTH CAROLINA TAX-EXEMPT BOND FUND -- CONTINUED

--------------------------------------------------------
                                   Shares or
                                   Principal
                                   Amount($)    Value($)
--------------------------------------------------------
NORTH CAROLINA--CONTINUED
  North Carolina Medical Care
    Commission, Health Care
    Facilities, Novant Health
    Obligations Group, Ser A, RB,
    5.000%, 11/01/17, Callable
    11/01/13 @ 100                       500        521
  North Carolina Medical Care
    Commission, Health Care
    Facilities, Novant Health
    Obligations Group, Ser A, RB,
    5.000%, 11/01/18, Callable
    11/01/13 @ 100                       500        520
  North Carolina Medical Care
    Commission, Health Care
    Facilities, RB, 5.000%,
    01/01/33, Callable 01/01/15 @
    100, FGIC                          2,520      2,590
  North Carolina Medical Care
    Commission, Northeast Medical
    Center Project, RB, 5.750%,
    11/01/06, AMBAC                    1,095      1,109
  North Carolina Municipal Power
    Agency, No. 1 Catawba
    Electric, Ser A, RB, 5.500%,
    01/01/15, MBIA                       500        549
  North Carolina Municipal Power
    Agency, No. 1 Catawba
    Electric, Ser A, RB, 5.000%,
    01/01/20, Callable 01/01/11 @
    100                                1,000      1,030
  North Carolina State University
    at Raleigh, Centennial Campus
    Project, Ser B, RB, 5.125%,
    12/15/16, Prerefunded
    12/15/06 @ 101, MBIA                 500        510
  North Carolina State,
    Albermarle Building, Clean
    Water, Ser B, GO, 2.625%,
    05/01/06                             500        500
  North Carolina State, Public
    Improvement, Ser A, GO,
    5.250%, 03/01/13                   1,000      1,085
  Pitt County School Facilities
    Project, Ser B, COP, 5.300%,
    04/01/21, Callable 04/01/10 @
    101, FSA                             500        528

--------------------------------------------------------
                                   Shares or
                                   Principal
                                   Amount($)    Value($)
--------------------------------------------------------
NORTH CAROLINA--CONTINUED
  Raleigh Combined Enterprise
    System, RB, 5.250%, 03/01/17,
    Callable 03/01/11 @ 100              500        534
  Raleigh Durham Airport
    Authority, Ser A, RB, 5.000%,
    05/01/30, Callable 05/01/15 @
    100, AMBAC                         2,000      2,077
  Rockingham County, COP, 5.000%,
    04/01/18, Callable 04/01/12 @
    101, AMBAC                           500        524
  Salisbury Enterprise System,
    RB, 5.000%, 02/01/20,
    Callable 02/01/12 @ 101, FSA         500        523
  University of North Carolina at
    Wilmington, COP, 5.000%,
    06/01/31, Callable 06/01/15 @
    100, FGIC                          1,295      1,339
  University of North Carolina
    Systems Pool, Ser A, RB,
    5.375%, 04/01/21, Callable
    10/01/12 @ 100, AMBAC                400        431
  University of North Carolina
    Systems Pool, Ser A, RB,
    5.375%, 04/01/22, Callable
    10/01/12 @ 100, AMBAC                500        539
  University of North Carolina
    Systems Pool, Ser A, RB,
    5.000%, 04/01/23, Callable
    04/01/15 @ 100, AMBAC              1,910      2,005
  Wake County Hospital, RB,
    5.125%, 10/01/13, MBIA, ETM          350        378
  Wake County Industrial
    Facilities & Pollution
    Control Financing Authority,
    Carolina Power & Light Co.
    Project, RB, 5.375%,
    02/01/17, Callable 02/01/12 @
    101                                1,000      1,054
  Wilmington, COP, 5.000%,
    09/01/14, AMBAC                      520        553
  Wilmington, Ser A, COP, 5.000%,
    06/01/22, Callable 06/01/16 @
    100                                1,415      1,482
  Wilmington, Ser A, COP, 5.350%,
    06/01/24, Callable 06/01/09 @
    101, MBIA                            500        529

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

NORTH CAROLINA TAX-EXEMPT BOND FUND -- CONCLUDED

--------------------------------------------------------
                                   Shares or
                                   Principal
                                   Amount($)    Value($)
--------------------------------------------------------
NORTH CAROLINA--CONTINUED
  Wilmington, Ser A, COP, 5.000%,
    06/01/32, Callable 06/01/15 @
    100, AMBAC                         1,500      1,547
  Wilson Combined Enterprise
    Systems, RB, 5.250%,
    12/01/18, Callable 12/01/12 @
    100, FSA                             500        535
  Winston-Salem State University,
    Housing & Dining System, Ser
    B, RB, 4.850%, 01/01/11,
    Callable 01/01/09 @ 101, MBIA        500        517
  Winston-Salem Water & Sewer
    System, RB, 5.500%, 06/01/15,
    Prerefunded 06/01/11 @ 101           270        294
  Winston-Salem Water & Sewer
    System, RB, 5.500%, 06/01/16,
    Prerefunded 06/01/11 @ 101           200        218
                                                -------
                                                 39,299
                                                -------
PUERTO RICO (3.7%)
  Puerto Rico Commonwealth
    Highway & Transportation
    Authority, Ser AA, RB,
    5.000%, 07/01/06                     500        502
  Puerto Rico Convention Center
    Authority, Hotel Occupancy
    Tax, Ser A, RB, 5.000%,
    07/01/31, Callable 07/01/16 @
    100, AMBAC                         1,000      1,047
                                                -------
                                                  1,549
                                                -------
Total Municipal Bonds (Cost
  $40,913)                                       40,848
                                                -------
MONEY MARKET FUNDS (3.9%)
  Federated Tax-Free Obligations
    Fund                           1,561,891      1,562
  SEI Tax Exempt Trust,
    Institutional Tax Free Fund       47,134         47
                                                -------
Total Money Market Funds (Cost
  $1,609)                                         1,609
                                                -------
Total Investments (Cost $42,522)
  (a) -- 102.6%                                  42,457
Liabilities in excess of other
  assets -- (2.6)%                               (1,069)
                                                -------
Net Assets -- 100.0%                            $41,388
                                                =======

---------------

(a)Cost for federal income tax and financial reporting purposes is the same. Unrealized appreciation/(depreciation) is as follows (amounts in thousands):

      Unrealized Appreciation....................   $ 180
      Unrealized Depreciation....................    (245)
                                                    -----
      Unrealized Appreciation (Depreciation).....   $ (65)
                                                    =====

(b)Variable rate security. Rate presented represents rate in effect at March 31, 2006. Maturity date represents actual maturity date.

AMBAC     -- Security insured by the American Municipal
             Bond Assurance Corporation

COP       -- Certificate of Participation

ETM       -- Escrowed to Maturity

FGIC      -- Security insured by the Financial Guaranty
             Insurance Company

FSA       -- Security insured by Financial Security
             Assurance

GO        -- General Obligation

LOC       -- Line of Credit

MBIA      -- Security insured by the Municipal Bond
             Insurance Association

RB        -- Revenue Bond

Ser       -- Series

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

SEIX FLOATING RATE HIGH INCOME FUND

--------------------------------------------------------
                                   Shares or
                                   Principal
                                   Amount($)    Value($)
--------------------------------------------------------
BANK LOANS (94.2%)
ADVERTISING (0.9%)
  R.H. Donnelley Corp., 6.690%,
    06/30/11 (b) (d)                 1,000         1,004
                                                --------
AUTO PARTS & EQUIPMENT (1.9%)
  Goodyear Tire & Rubber Co.
    (The), 7.060%, 04/30/10 (b)
    (d)                              2,000         2,025
                                                --------
CHEMICALS (5.7%)
  Celanese AG, 6.979%,
    06/01/10 (b) (d)                 1,995         2,020
  Huntsman International LLC,
    6.530%, 08/16/12 (b) (d)         2,000         2,011
  Ineos Group Holdings PLC,
    0.000%, 12/14/13 (b) (d) (e)     1,000         1,013
  Ineos Group Holdings PLC,
    0.000%, 12/14/14 (b) (d) (e)     1,000         1,013
                                                --------
                                                   6,057
                                                --------
COAL (0.9%)
  Alpha Natural Resources, Inc.,
    6.320%, 10/26/12 (b) (d)           998         1,003
                                                --------
COMMERCIAL SERVICES (10.4%)
  Eastman Kodak Co., 6.888%,
    10/18/12 (b) (d)                 3,000         3,032
  Hertz Corp. (The), 6.980%,
    12/21/12 (b) (d)                 2,800         2,836
  Hertz Corp. (The), 7.180%,
    12/21/12 (b) (d)                   193           195
  Quintiles Transnational Corp.,
    6.820%, 03/21/13 (b) (d)         1,000         1,009
  Quintiles Transnational Corp.,
    8.820%, 03/21/14 (b) (d)         1,000         1,015
  United Rental North America,
    Inc., 6.640%, 02/14/11 (b)
    (d)                                433           437
  United Rental North America,
    Inc., 7.070%, 02/14/11 (b)
    (d)                              2,494         2,521
                                                --------
                                                  11,045
                                                --------
COMPUTERS (3.8%)
  Stratus Technologies, Inc.,
    7.960%, 03/15/12 (b) (d)         1,000         1,014
  SunGard Data Systems, Inc.,
    7.215%, 02/11/13 (b) (d)         2,992         3,030
                                                --------
                                                   4,044
                                                --------
DIVERSIFIED FINANCIAL SERVICES (1.9%)
  Nasdaq Stock Market, Inc.
    (The), 6.288%, 12/08/11 (b)
    (d)                              2,050         2,064
                                                --------

--------------------------------------------------------
                                   Shares or
                                   Principal
                                   Amount($)    Value($)
--------------------------------------------------------
ELECTRIC (8.5%)
  Boston Generating LLC, 0.000%,
    10/01/10 (b) (d) (e)             2,000         2,030
  LSP-Kendall Energy LLC, 6.979%,
    10/07/13 (b) (d)                 1,985         1,982
  Mirant North America LLC,
    6.441%, 01/03/13 (b) (d)         1,995         2,011
  NRG Energy, Inc., 6.820%,
    02/01/13 (b) (d)                 3,000         3,037
                                                --------
                                                   9,060
                                                --------
ENERGY (0.9%)
  Plum Point Associates LLC,
    8.044%, 02/21/14 (b) (d)           806           812
  Plum Point Associates LLC,
    8.167%, 02/21/14 (b) (d)           194           196
                                                --------
                                                   1,008
                                                --------
ENTERTAINMENT (4.0%)
  SFX Entertainment, Inc.,
    7.230%, 06/21/13 (b) (d)         1,995         2,000
  Venetian Casino Resort LLC,
    6.730%, 06/15/11 (b) (d)         1,865         1,883
  Venetian Casino Resort LLC,
    6.730%, 06/15/11 (b) (d)           385           388
                                                --------
                                                   4,271
                                                --------
ENVIRONMENTAL CONTROL (1.9%)
  Allied Waste North America,
    Inc., 0.000%, 01/15/12 (b)
    (d) (e)                            559           561
  Allied Waste North America,
    Inc., 0.000%, 01/15/12 (b)
    (d) (e)                          1,441         1,446
                                                --------
                                                   2,007
                                                --------
FOREST PRODUCTS & PAPER (2.8%)
  Georgia-Pacific Corp., 7.163%,
    11/22/10 (b) (d)                 1,975         1,986
  Georgia-Pacific Corp., 7.884%,
    12/20/13 (b) (d)                 1,000         1,022
                                                --------
                                                   3,008
                                                --------
HEALTHCARE -- SERVICES (4.3%)
  CRC Health Corp., 7.229%,
    02/06/13 (b) (d)                 3,000         3,038
  Fresenius Medical Care AG &
    Co., 6.384%, 03/13/13 (b) (d)    1,500         1,505
                                                --------
                                                   4,543
                                                --------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

SEIX FLOATING RATE HIGH INCOME FUND -- CONTINUED

--------------------------------------------------------
                                   Shares or
                                   Principal
                                   Amount($)    Value($)
--------------------------------------------------------
LODGING (3.8%)
  Metro-Goldwyn-Mayer, Inc.,
    7.229%, 04/08/11 (b) (d)         2,000         2,017
  MGM Mirage, Inc., 6.284%,
    04/25/10 (b) (d)                 2,001         2,006
                                                --------
                                                   4,023
                                                --------
MEDIA (18.6%)
  Cablevision Systems Corp.,
    6.664%, 03/21/12 (b) (d)         1,500         1,510
  Dex Media West LLC, 6.516%,
    12/30/10 (b) (d)                 2,968         2,990
  DirecTV Holdings LLC, 6.276%,
    03/30/10 (b) (d)                 2,000         2,019
  Entravision Communications
    Corp., 6.030%, 03/29/13 (b)
    (d)                              2,000         2,014
  Gray Television, Inc., 6.030%,
    11/22/12 (b) (d)                 2,993         3,010
  Next Media Operating, Inc.,
    6.661%, 11/04/12 (b) (d)           614           620
  Next Media Operating, Inc.,
    6.753%, 11/04/12 (b) (d)         1,381         1,394
  Quebecor Media, 6.602%,
    01/17/13 (b) (d)                 2,000         2,027
  San Juan Cable LLC, 6.840%,
    10/31/12 (b) (d)                   998         1,008
  San Juan Cable LLC, 10.340%,
    10/31/13 (b) (d)                 1,000         1,009
  Time Warner Telecom, Inc.,
    7.118%, 11/30/10 (b) (d)         1,995         2,025
                                                --------
                                                  19,626
                                                --------
OIL & GAS (3.8%)
  Cheniere Energy, Inc., 7.729%,
    08/30/12 (b) (d)                 1,995         2,012
  Petroleum Geo-Services ASA,
    7.480%, 12/16/12 (b) (d)         1,995         2,019
                                                --------
                                                   4,031
                                                --------
PIPELINES (6.6%)
  EL Paso Corp., 7.750%,
    11/23/09 (b) (d)                 1,992         2,015
  MarkWest Energy Partners LP,
    7.014%, 12/29/10 (b) (d)         3,000         3,022
  Targa Resources, Inc., 6.104%,
    10/31/12 (b) (d)                   388           392
  Targa Resources, Inc., 7.091%,
    10/31/12 (b) (d)                 1,608         1,628
                                                --------
                                                   7,057
                                                --------

--------------------------------------------------------
                                   Shares or
                                   Principal
                                   Amount($)    Value($)
--------------------------------------------------------
RETAIL (4.5%)
  Capital Automotive LP, 6.340%,
    12/16/10 (b) (d)                 2,708         2,734
  Neiman Marcus Group, Inc.
    (The), 7.340%, 04/06/13 (b)
    (d)                              2,000         2,027
                                                --------
                                                   4,761
                                                --------
SEMICONDUCTORS (1.4%)
  ON Semiconductor Corp., 0.000%,
    12/15/11 (b) (d) (e)             1,497         1,512
                                                --------
TELECOMMUNICATIONS (7.6%)
  Consolidated Communications,
    Inc., 6.675%, 11/30/11 (b)
    (d)                              2,000         2,016
  Qwest Corp., 9.503%,
    06/30/07 (b) (d)                 4,000         4,099
  Sorenson Communications, Inc.,
    7.749%, 11/15/12 (b) (d)         1,975         2,002
                                                --------
                                                   8,117
                                                --------
Total Bank Loans (Cost $100,579)                 100,266
                                                --------
CORPORATE BONDS (5.2%)
MEDIA (1.8%)
  EchoStar DBS Corp., 7.125%,
    02/01/16, Callable 10/01/06 @
    100 (d)                          2,000         1,968
                                                --------
PACKAGING & CONTAINERS (1.4%)
  Ball Corp., 6.875%, 12/15/12,
    Callable 12/15/07 @ 103.44       1,500         1,534
                                                --------
REITS (2.0%)
  Omega Healthcare Investors,
    Inc., 7.000%, 01/15/16,
    Callable 01/15/11 @ 103.50
    (d)                              2,000         1,999
                                                --------
Total Corporate Bonds (Cost
  $5,521)                                          5,501
                                                --------
U.S. TREASURY OBLIGATIONS (15.9%)
U.S. TREASURY BILLS (15.9%)
  4.484%, 05/11/06 (c)              17,000        16,920
                                                --------
Total U.S. Treasury Obligations
  (Cost $16,916)                                  16,920
                                                --------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

SEIX FLOATING RATE HIGH INCOME FUND -- CONCLUDED

-------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)    Value($)
-------------------------------------------------------
MONEY MARKET FUNDS (10.1%)
  Federated Prime Obligation
    Money Market Fund             5,044,280       5,044
  Federated Prime Value Money
    Market Fund                   5,713,403       5,714
                                               --------
Total Money Market Funds (Cost
  $10,758)                                       10,758
                                               --------
Total Investments (Cost
  $133,774) (a) -- 125.4%                       133,445
Liabilities in excess of other
  assets -- (25.4)%                             (27,040)
                                               --------
Net Assets -- 100.0%                           $106,405
                                               ========

---------------

(a)Cost for federal income tax and financial reporting purposes is the same. Unrealized appreciation/ (depreciation) is as follows (amounts in thousands):

      Unrealized Appreciation....................   $  76
      Unrealized Depreciation....................    (405)
                                                    -----
      Unrealized Appreciation (Depreciation).....   $(329)
                                                    =====

(b)Variable rate security. Rate presented represents rate in effect at March 31, 2006. Maturity date represents actual maturity date.

(c)Rate represents the effective yield at purchase.

(d)Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(e)This security has not settled as of March 31, 2006 and thus does not have a rate in effect. The security does not have a stated settlement date and will receive a rate upon settling with the custodian.

LLC   -- Limited Liability Corporation

LP    -- Limited Partnership

PLC   -- Public Limited Company

REIT  -- Real Estate Investment Trust

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

SEIX HIGH YIELD FUND

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
BANK LOANS (4.6%)
CHEMICALS (0.6%)
  Celanese AG, 6.979%,
    06/01/10 (b) (d)                2,993         3,029
  Huntsman International
    LLC, 6.530%, 08/16/12
    (b) (d)                         2,000         2,011
  Ineos Group Holdings PLC,
    0.000%, 12/14/13 (b) (d)
    (h)                             1,500         1,520
  Ineos Group Holdings PLC,
    0.000%, 12/14/14 (b) (d)
    (h)                             1,500         1,519
                                             ----------
                                                  8,079
                                             ----------
COMMERCIAL SERVICES (0.6%)
  Eastman Kodak Co., 6.888%,
    10/18/12 (b) (d)                2,000         2,022
  Hertz Corp. (The), 6.980%,
    12/21/12 (b) (d)                2,737         2,771
  Hertz Corp. (The), 7.180%,
    12/21/12 (b) (d)                  257           260
  Quintiles Transnational
    Corp., 6.820%, 03/21/13
    (b) (d)                         1,000         1,009
  United Rental North
    America, Inc., 6.640%,
    02/14/11 (b) (d)                  336           340
  United Rental North
    America, Inc., 7.070%,
    02/14/11 (b) (d)                1,907         1,927
                                             ----------
                                                  8,329
                                             ----------
COMPUTERS (0.2%)
  SunGard Data Systems,
    Inc., 7.215%, 02/11/13
    (b) (d)                         1,995         2,020
                                             ----------
ELECTRIC (0.2%)
  NRG Energy, Inc., 6.820%,
    02/01/13 (b) (d)                2,000         2,024
                                             ----------
ENERGY (0.1%)
  Plum Point Associates LLC,
    8.044%, 02/21/14 (b) (d)          806           812
  Plum Point Associates LLC,
    8.167%, 02/21/14 (b) (d)          194           196
                                             ----------
                                                  1,008
                                             ----------

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
ENTERTAINMENT (0.1%)
  Venetian Casino Resort
    LLC, 6.730%, 06/15/11
    (b) (d)                         1,000         1,009
                                             ----------
ENVIRONMENTAL CONTROL (0.2%)
  Allied Waste North
    America, Inc., 0.000%,
    01/15/12 (b) (d) (h)              559           561
  Allied Waste North
    America, Inc., 0.000%,
    01/15/12 (b) (d) (h)            1,441         1,446
                                             ----------
                                                  2,007
                                             ----------
FOREST PRODUCTS & PAPER (0.2%)
  Georgia-Pacific Corp.,
    7.163%, 11/22/10 (b) (d)          988           993
  Georgia-Pacific Corp.,
    7.884%, 12/20/13 (b) (d)        1,000         1,022
                                             ----------
                                                  2,015
                                             ----------
LODGING (0.3%)
  Boyd Gaming Corp., 6.545%,
    06/19/11 (b) (d)                1,995         2,016
  Metro-Goldwyn-Mayer, Inc.,
    7.229%, 04/08/11 (b) (d)        1,000         1,008
  MGM Mirage, Inc., 6.284%,
    04/25/10 (b) (d)                1,000         1,003
                                             ----------
                                                  4,027
                                             ----------
MEDIA (0.9%)
  Cablevision Systems Corp.,
    6.664%, 03/21/12 (b) (d)        2,000         2,013
  Dex Media West LLC,
    6.516%, 12/30/10 (b) (d)          989           997
  DirecTV Holdings LLC,
    6.276%, 03/30/10 (b) (d)        2,000         2,019
  Entravision Communications
    Corp., 6.030%, 03/29/13
    (b) (d)                         1,000         1,007
  Gray Television, Inc.,
    6.030%, 11/22/12 (b) (d)        1,995         2,007
  Quebecor Media, 6.602%,
    01/17/13 (b) (d)                1,000         1,013

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

SEIX HIGH YIELD FUND -- CONTINUED

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
MEDIA--CONTINUED
  San Juan Cable LLC,
    6.840%, 10/31/12 (b) (d)          998         1,008
  Time Warner Telecom, Inc.,
    7.118%, 11/30/10 (b) (d)        1,995         2,025
                                             ----------
                                                 12,089
                                             ----------
OIL & GAS (0.2%)
  Cheniere Energy, Inc.,
    7.729%, 08/30/12 (b) (d)          997         1,006
  Petroleum Geo-Services
    ASA, 7.480%, 12/16/12
    (b) (d)                         1,995         2,019
                                             ----------
                                                  3,025
                                             ----------
PIPELINES (0.2%)
  EL Paso Corp., 7.750%,
    11/23/09 (b) (d)                  996         1,007
  MarkWest Energy Partners
    LP, 7.014%, 12/29/10 (b)
    (d)                             1,000         1,008
                                             ----------
                                                  2,015
                                             ----------
RETAIL (0.2%)
  Neiman Marcus Group, Inc.
    (The), 7.340%, 04/06/13
    (b) (d)                         2,000         2,027
                                             ----------
TELECOMMUNICATIONS (0.6%)
  Consolidated Communications,
    Inc., 6.675%, 11/30/11
    (b) (d)                         2,000         2,016
  Qwest Corp., 9.503%,
    06/30/07 (b) (d)                4,000         4,099
  Sorenson Communications,
    Inc., 7.749%, 11/15/12
    (b) (d)                         1,975         2,002
                                             ----------
                                                  8,117
                                             ----------
Total Bank Loans (Cost
  $58,017)                                       57,791
                                             ----------
CORPORATE BONDS (90.3%)
ADVERTISING (1.9%)
  Lamar Media Corp., 6.625%,
    08/15/15, Callable
    08/15/10 @ 103.31              10,970        10,915

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
ADVERTISING--CONTINUED
  R.H. Donnelley Corp.,
    10.875%, 12/15/12,
    Callable 12/15/07 @
    105.44 (d)                        918         1,018
  R.H. Donnelley Corp.,
    10.875%, 12/15/12,
    Callable 12/15/07 @
    105.44                         11,341        12,574
                                             ----------
                                                 24,507
                                             ----------
AEROSPACE/DEFENSE (1.4%)
  Alliant Techsystems, Inc.,
    6.750%, 04/01/16,
    Callable 04/01/11 @
    103.38                          3,925         3,974
  L-3 Communications Corp.,
    7.625%, 06/15/12,
    Callable 06/15/07 @
    103.81                          7,433         7,675
  L-3 Communications Corp.,
    Ser B, 6.375%, 10/15/15,
    Callable 10/15/10 @
    103.19 (e)                      6,235         6,141
                                             ----------
                                                 17,790
                                             ----------
AUTO PARTS & EQUIPMENT (0.4%)
  Goodyear Tire & Rubber Co.
    (The), 9.000%, 07/01/15,
    Callable 07/01/10 @
    104.50                          5,095         5,171
                                             ----------
BEVERAGES (0.3%)
  Constellation Brands,
    Inc., 8.625%, 08/01/06          4,340         4,383
                                             ----------
BUILDING MATERIALS (0.2%)
  U.S. Concrete, Inc.,
    8.375%, 04/01/14,
    Callable 04/01/09 @
    104.188                         2,135         2,199
                                             ----------
CHEMICALS (3.8%)
  Airgas, Inc., 9.125%,
    10/01/11, Callable
    10/01/06 @ 104.56                 360           381
  ARCO Chemical Co.,
    10.250%, 11/01/10               4,455         4,789
  Equistar Chemical Funding
    Corp., 10.125%, 09/01/08        1,645         1,748

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

SEIX HIGH YIELD FUND -- CONTINUED

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
CHEMICALS--CONTINUED
  Equistar Chemicals LP,
    10.625%, 05/01/11,
    Callable 05/01/07 @
    105.31 (e)                      2,660         2,879
  Ethyl Corp., 8.875%,
    05/01/10                        2,435         2,526
  FMC Corp., Ser A, 7.000%,
    05/15/08                        1,057         1,081
  Hercules, Inc., 11.125%,
    11/15/07                        1,480         1,608
  Huntsman International
    LLC, 9.875%, 03/01/09             975         1,019
  Huntsman International
    LLC, 11.625%, 10/15/10,
    Callable 10/15/07 @
    105.81                          5,985         6,778
  Huntsman International
    LLC, 11.500%, 07/15/12,
    Callable 07/15/08 @
    105.75                          1,230         1,415
  IMC Global, Inc., 10.875%,
    08/01/13, Callable
    08/01/08 @ 105.44                 850           973
  IMC Global, Inc., Ser B,
    11.250%, 06/01/11,
    Callable 06/01/06 @
    105.625                           275           293
  Ineos Group Holdings PLC,
    8.500%, 02/15/16,
    Callable 02/15/11 @
    104.25 (d)                      8,350         7,932
  Lyondell Chemical Co., Ser
    A, 9.625%, 05/01/07 (e)         7,480         7,723
  MacDermid, Inc., 9.125%,
    07/15/11, Callable
    07/15/06 @ 104.56                 650           686
  Nalco Co., 7.750%,
    11/15/11, Callable
    11/15/07 @ 103.88 (e)             610           618

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
CHEMICALS--CONTINUED
  Rockwood Specialties
    Group, Inc., 10.625%,
    05/15/11, Callable
    05/15/07 @ 105.31               2,679         2,940
  Rockwood Specialties
    Group, Inc., 7.500%,
    11/15/14, Callable
    11/15/09 @ 103.75 (e)           2,000         2,010
                                             ----------
                                                 47,399
                                             ----------
COMMERCIAL SERVICES (1.6%)
  Alderwoods Group, Inc.,
    7.750%, 09/15/12,
    Callable 09/15/08 @
    103.88                          2,050         2,106
  Ashtead Holdings PLC,
    8.625%, 08/01/15,
    Callable 08/01/10 @
    104.31 (d)                      2,055         2,137
  Corrections Corp. of
    America, 7.500%,
    05/01/11, Callable
    05/01/07 @ 103.75               7,735         7,968
  Corrections Corp. of
    America, 6.250%,
    03/15/13, Callable
    03/15/09 @ 103.13               1,000           984
  Hanover Compressor Co.,
    7.500%, 04/15/13,
    Callable 04/15/10 @
    103.75                          1,225         1,225
  Hertz Corp. (The), 8.875%,
    01/01/14, Callable
    01/01/10 @ 104.44 (d)           3,545         3,678
  United Rentals NA, Inc.,
    6.500%, 02/15/12,
    Callable 02/15/08 @
    103.25                          1,939         1,900
                                             ----------
                                                 19,998
                                             ----------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

SEIX HIGH YIELD FUND -- CONTINUED

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
COMPUTERS (0.8%)
  Activant Solutions, Inc.,
    10.500%, 06/15/11,
    Callable 06/15/07 @
    105.25                            975         1,080
  Seagate Technology HDD
    Holdings, 8.000%,
    05/15/09, Callable
    05/15/06 @ 104                  3,684         3,826
  SunGard Data Systems,
    Inc., 9.125%, 08/15/13,
    Callable 08/15/09 @
    104.56 (d)                      2,490         2,633
  SunGard Data Systems,
    Inc., 9.431%, 08/15/13,
    Callable 08/15/07 @ 103
    (b) (d) (e)                     1,865         1,968
                                             ----------
                                                  9,507
                                             ----------
DIVERSIFIED FINANCIAL SERVICES (1.9%)
  AES Ironwood LLC, 8.857%,
    11/30/25                          929         1,040
  AES Red Oak LLC, Ser A,
    8.540%, 11/30/19                1,347         1,468
  AES Red Oak LLC, Ser B,
    9.200%, 11/30/29                2,200         2,475
  BCP Crystal US Holdings
    Corp., 9.625%, 06/15/14,
    Callable 06/15/09 @
    104.81                          3,410         3,777
  CCM Merger, Inc., 8.000%,
    08/01/13, Callable
    08/01/09 @ 104 (d) (e)          1,470         1,463
  Galaxy Entertainment
    Finance Co. Ltd.,
    9.655%, 12/15/10,
    Callable 12/15/08 @
    101.50 (b) (d) (e)              1,375         1,430
  Galaxy Entertainment
    Finance Co. Ltd.,
    9.875%, 12/15/12,
    Callable 12/15/09 @
    104.94 (d)                      3,340         3,478

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--CONTINUED
  Rainbow National Services
    LLC, 8.750%, 09/01/12,
    Callable 09/01/08 @
    104.38 (d)                      6,838         7,282
  Rainbow National Services
    LLC, 10.375%, 09/01/14,
    Callable 09/01/09 @
    105.19 (d)                      1,485         1,663
                                             ----------
                                                 24,076
                                             ----------
DIVERSIFIED OPERATIONS (0.6%)
  Leucadia National Corp.,
    7.000%, 08/15/13                4,190         4,201
  Nell AF SARL, 8.375%,
    08/15/15, Callable
    08/15/10 @ 104.19 (d)
    (e)                             3,710         3,682
                                             ----------
                                                  7,883
                                             ----------
ELECTRIC (12.9%)
  AES Corp. (The), 8.750%,
    05/15/13, Callable
    05/15/08 @ 104.38 (d)           7,977         8,615
  Allegheny Energy Supply
    Co. LLC, 7.800%,
    03/15/11                        1,475         1,569
  Allegheny Energy Supply
    Co. LLC, 8.250%,
    04/15/12 (d)                   10,045        11,012
  Aquila, Inc., 9.950%,
    02/01/11                        2,005         2,221
  Aquila, Inc., 14.875%,
    07/01/12 (e)                    3,585         4,849
  CMS Energy Corp., 9.875%,
    10/15/07                        1,220         1,298
  CMS Energy Corp., 8.900%,
    07/15/08                        1,295         1,376
  CMS Energy Corp., 7.500%,
    01/15/09                        3,505         3,606
  Edison Mission Energy,
    10.000%, 08/15/08                 490           524
  Edison Mission Energy,
    7.730%, 06/15/09                4,000         4,100
  Edison Mission Energy,
    9.875%, 04/15/11 (e)            7,025         7,938
  FirstEnergy Corp., Ser C,
    7.375%, 11/15/31 (e)            1,050         1,166
  FPL Energy National Wind,
    6.125%, 03/25/19 (d)            2,261         2,197

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

SEIX HIGH YIELD FUND -- CONTINUED

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
ELECTRIC--CONTINUED
  FPL Energy Wind Funding
    LLC, 6.876%,
    06/27/17 (d)                    3,179         3,179
  General Cable Corp.,
    9.500%, 11/15/10,
    Callable 11/15/07 @
    104.75                          4,408         4,761
  Inergy LP, 8.250%,
    03/01/16, Callable
    03/01/11 @ 104.13 (d)           2,295         2,352
  IPALCO Enterprises, Inc.,
    8.375%, 11/14/08                5,000         5,225
  Legrand Holding SA,
    8.500%, 02/15/25                  550           674
  Midwest Generation LLC,
    8.750%, 05/01/34,
    Callable 05/01/09 @
    104.38 (e)                        686           743
  Midwest Generation LLC,
    Ser A, 8.300%, 07/02/09         3,350         3,462
  Midwest Generation LLC,
    Ser B, 8.560%, 01/02/16         9,701        10,457
  Mirant Americas Generation
    LLC, 8.300%,
    05/01/11 (e)                    6,910         7,152
  Mirant Americas Generation
    LLC, 8.500%, 10/01/21             425           432
  Mirant Americas Generation
    LLC, 9.125%,
    05/01/31 (e)                    3,650         3,887
  MSW Energy Holdings LLC,
    8.500%, 09/01/10,
    Callable 09/01/07 @
    104.25                          4,450         4,717
  MSW Energy Holdings LLC,
    Ser B, 7.375%, 09/01/10,
    Callable 09/01/07 @
    103.69                          6,341         6,531
  Nevada Power Co., Ser A,
    8.250%, 06/01/11                6,165         6,768
  NRG Energy, Inc., 7.250%,
    02/01/14, Callable
    02/01/09 @ 107.25               2,850         2,896
  NRG Energy, Inc., 7.375%,
    02/01/16, Callable
    02/01/11 @ 103.69 (e)          12,910        13,185

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
ELECTRIC--CONTINUED
  PSEG Energy Holdings LLC,
    8.625%, 02/15/08               12,420        12,949
  PSEG Energy Holdings LLC,
    10.000%, 10/01/09                 946         1,048
  Sierra Pacific Power Co.,
    6.000%, 05/15/16 (d)            1,010           996
  Sierra Pacific Power Co.,
    Ser A, 8.000%, 06/01/08           250           260
  Sierra Pacific Resources,
    7.803%, 06/15/12,
    Callable 06/15/09 @
    103.90                          2,089         2,193
  Sithe/Independence Funding
    Corp., Ser A, 8.500%,
    06/30/07                        1,091         1,108
  Sithe/Independence Funding
    Corp., Ser A, 9.000%,
    12/30/13                        6,300         6,803
  TECO Energy, Inc., 6.680%,
    05/01/10, Callable
    05/01/07 @ 102 (b)              2,310         2,379
  TECO Energy, Inc., 7.200%,
    05/01/11                          605           631
  Tenaska Alabama Partners
    LP, 7.000%, 06/30/21 (d)        3,547         3,558
  TXU Corp., Ser O, 4.800%,
    11/15/09                        3,340         3,209
  TXU Corp., Ser P, 5.550%,
    11/15/14                        1,065           996
                                             ----------
                                                163,022
                                             ----------
ELECTRONICS (0.5%)
  Fisher Scientific
    Instrument, Inc.,
    6.125%, 07/01/15                3,555         3,470
  Fisher Scientific
    International, Inc.,
    6.750%, 08/15/14,
    Callable 08/15/09 @
    103.38                          2,440         2,480
                                             ----------
                                                  5,950
                                             ----------
ENERGY -- ALTERNATIVE SERVICES (0.2%)
  Salton Sea Funding Corp.,
    Ser C, 7.840%, 05/30/10         1,423         1,463
  Salton Sea Funding Corp.,
    Ser F, 7.475%, 11/30/18         1,150         1,215
                                             ----------
                                                  2,678
                                             ----------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

SEIX HIGH YIELD FUND -- CONTINUED

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
ENTERTAINMENT (1.6%)
  Capitol Records, Inc.,
    8.375%, 08/15/09 (d)            6,908         7,270
  Isle of Capri Casinos,
    Inc., 9.000%, 03/15/12,
    Callable 03/15/07 @
    104.50                          2,705         2,871
  Seneca Gaming Corp., Ser
    B, 7.250%, 05/01/12,
    Callable 05/01/08 @
    103.63                          1,570         1,586
  Warner Music Group Corp.,
    7.375%, 04/15/14,
    Callable 04/15/09 @
    103.69                          6,572         6,506
  WMG Holdings Corp.,
    10.054%, 12/15/14,
    Callable 12/15/09 @
    104.75 (c) (e) (g)              2,063         1,519
                                             ----------
                                                 19,752
                                             ----------
ENVIRONMENT CONTROL (0.3%)
  Allied Waste North
    America, Inc., Ser B,
    8.500%, 12/01/08                1,055         1,109
  Casella Waste Systems,
    Inc., 9.750%, 02/01/13,
    Callable 02/01/08 @
    104.88                          2,825         3,023
                                             ----------
                                                  4,132
                                             ----------
FOOD (2.3%)
  Dean Foods Co., 8.150%,
    08/01/07                        8,277         8,442
  Del Monte Corp., 8.625%,
    12/15/12, Callable
    12/15/07 @ 104.31               1,877         1,983
  Delhaize America, Inc.,
    8.125%, 04/15/11                2,730         2,947
  Delhaize America, Inc.,
    9.000%, 04/15/31                  615           711
  Pinnacle Foods Holding
    Corp., 8.250%, 12/01/13,
    Callable 12/01/08 @
    104.12                          2,150         2,129
  Smithfield Foods, Inc.,
    Ser B, 8.000%, 10/15/09         3,370         3,513

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
FOOD--CONTINUED
  Stater Brothers Holdings,
    Inc., 8.125%, 06/15/12,
    Callable 06/15/08 @
    104.06                          1,960         1,958
  Swift & Co., 10.125%,
    10/01/09, Callable
    10/01/06 @ 105.06               3,580         3,723
  United Agri Products,
    Inc., 8.250%, 12/15/11,
    Callable 12/15/07 @
    104.12                          3,055         3,177
                                             ----------
                                                 28,583
                                             ----------
FOREST PRODUCTS & PAPER (1.7%)
  Appleton Papers, Inc.,
    8.125%, 06/15/11,
    Callable 06/15/08 @
    104.06                          1,160         1,166
  Appleton Papers, Inc., Ser
    B, 9.750%, 06/15/14,
    Callable 06/15/09 @
    104.88                              4             4
  Boise Cascade LLC, 7.475%,
    10/15/12, Callable
    10/15/06 @ 101 (b)              1,045         1,058
  Boise Cascade LLC, 7.125%,
    10/15/14, Callable
    10/15/09 @ 103.56                 425           409
  Georgia-Pacific Corp.,
    8.125%, 05/15/11               11,134        11,579
  Georgia-Pacific Corp.,
    9.500%, 12/01/11                6,219         6,810
                                             ----------
                                                 21,026
                                             ----------
GAS (0.4%)
  Colorado Interstate Gas
    Co., 5.950%, 03/15/15           1,595         1,531
  Colorado Interstate Gas
    Co., 6.800%,
    11/15/15 (d)                    3,890         3,957
                                             ----------
                                                  5,488
                                             ----------
HEALTHCARE -- PRODUCTS (0.2%)
  Sybron Dental Specialties,
    Inc., 8.125%, 06/15/12,
    Callable 06/15/07 @
    104.06                          2,592         2,735
                                             ----------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

SEIX HIGH YIELD FUND -- CONTINUED

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
HEALTHCARE -- SERVICES (3.3%)
  Coventry Health Care,
    Inc., 5.875%, 01/15/12          1,430         1,416
  Coventry Health Care,
    Inc., 8.125%, 02/15/12,
    Callable 02/15/07 @
    104.06                          5,478         5,752
  Coventry Health Care,
    Inc., 6.125%, 01/15/15          1,115         1,109
  DaVita, Inc., 6.625%,
    03/15/13, Callable
    03/15/09 @ 103.31               3,960         3,950
  HCA, Inc., 5.500%,
    12/01/09                        7,415         7,224
  HCA, Inc., 8.750%,
    09/01/10                        5,983         6,490
  HCA, Inc., 7.875%,
    02/01/11                        6,882         7,242
  HCA, Inc., 7.500%,
    11/15/95                        6,001         5,262
  Triad Hospitals, Inc.,
    7.000%, 05/15/12,
    Callable 05/15/08 @
    103.50                          2,790         2,790
                                             ----------
                                                 41,235
                                             ----------
HOLDING COMPANIES -- DIVERSIFIED (0.0%)
  Leucadia National Corp.,
    8.650%, 01/15/27,
    Callable 01/15/07 @
    104.28                            135           140
                                             ----------
HOME BUILDERS (0.1%)
  Pulte Homes, Inc., 8.125%,
    03/01/11                          540           583
  Pulte Homes, Inc., 7.875%,
    08/01/11                          695           751
                                             ----------
                                                  1,334
                                             ----------
INSURANCE (0.8%)
  AFC Capital Trust I, Ser
    B, 8.207%, 02/03/27             4,252         4,405
  Markel Capital Trust I,
    Ser B, 8.710%, 01/01/46,
    Callable 01/01/07 @
    104.36                          4,025         4,203

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
INSURANCE--CONTINUED
  Markel Corp., 7.350%,
    08/15/34                        1,060         1,093
  UnumProvident Corp.,
    7.625%, 03/01/11                  870           923
                                             ----------
                                                 10,624
                                             ----------
LEISURE TIME (0.2%)
  Royal Caribbean Cruises
    Ltd., 8.750%, 02/02/11          1,705         1,882
  Royal Caribbean Cruises
    Ltd., 6.875%, 12/01/13          1,140         1,172
                                             ----------
                                                  3,054
                                             ----------
LODGING (5.8%)
  Aztar Corp., 9.000%,
    08/15/11, Callable
    08/15/06 @ 104.50               1,410         1,490
  Boyd Gaming Corp., 8.750%,
    04/15/12, Callable
    04/15/07 @ 104.38 (e)           3,815         4,073
  Boyd Gaming Corp., 7.750%,
    12/15/12, Callable
    12/15/07 @ 103.88 (e)           3,560         3,729
  Caesars Entertainment,
    Inc., 9.375%, 02/15/07          1,855         1,913
  Caesars Entertainment,
    Inc., 8.875%, 09/15/08          1,700         1,819
  Caesars Entertainment,
    Inc., 7.875%, 03/15/10            300           319
  Caesars Entertainment,
    Inc., 8.125%,
    05/15/11 (e)                    8,611         9,364
  Chumash Casino & Resort
    Enterprise, 9.000%,
    07/15/10, Callable
    07/15/06 @ 104.50 (d)           3,073         3,250
  Gaylord Entertainment Co.,
    8.000%, 11/15/13,
    Callable 11/15/08 @ 104         1,530         1,595
  Gaylord Entertainment Co.,
    6.750%, 11/15/14,
    Callable 11/15/09 @
    103.38                          1,360         1,326
  Hilton Hotels Corp.,
    8.250%, 02/15/11                4,165         4,508
  Mandalay Resort Group, Ser
    B, 10.250%, 08/01/07           10,956        11,531

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

SEIX HIGH YIELD FUND -- CONTINUED

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
LODGING--CONTINUED
  MGM Mirage, Inc., 9.750%,
    06/01/07                        6,965         7,252
  MGM Mirage, Inc., 8.500%,
    09/15/10                       13,794        14,759
  Station Casinos, Inc.,
    6.000%, 04/01/12,
    Callable 04/01/08 @
    102.25                          4,267         4,208
  Wynn Las Vegas LLC,
    6.625%, 12/01/14,
    Callable 12/01/09 @
    103.31                          1,385         1,345
                                             ----------
                                                 72,481
                                             ----------
MACHINERY DIVERSIFIED (0.6%)
  Case New Holland, Inc.,
    9.250%, 08/01/11,
    Callable 08/01/07 @
    104.62                          1,355         1,446
  Case New Holland, Inc.,
    7.125%, 03/01/14,
    Callable 03/01/10 @
    103.56 (d)                      1,295         1,279
  Chart Industries, Inc.,
    9.125%, 10/15/15,
    Callable 10/15/10 @
    104.56 (d)                      2,125         2,194
  NMGH Holding Co., 10.000%,
    05/15/09, Callable
    05/15/06 @ 105                  2,685         2,820
                                             ----------
                                                  7,739
                                             ----------
MEDIA (9.5%)
  AT&T Broadband, 8.375%,
    03/15/13                        1,867         2,100
  Block Communications,
    Inc., 8.250%, 12/15/15,
    Callable 12/15/10 @
    104.13 (d)                      1,715         1,681
  Cablevision Systems Corp.,
    Ser B, 8.000%,
    04/15/12 (e)                    2,555         2,491
  CanWest Media, Inc.,
    8.000%, 09/15/12,
    Callable 09/15/11 @ 100         4,527         4,640
  Clear Channel
    Communications, Inc.,
    7.650%, 09/15/10                1,635         1,718

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
MEDIA--CONTINUED
  Clear Channel
    Communications, Inc.,
    6.250%, 03/15/11                1,500         1,488
  CSC Holdings, Inc.,
    7.000%, 04/15/12 (d)            1,330         1,300
  CSC Holdings, Inc., Ser B,
    8.125%, 07/15/09 (e)            5,070         5,241
  CSC Holdings, Inc., Ser B,
    8.125%, 08/15/09                2,025         2,091
  Dex Media East Finance
    Co., 9.875%, 11/15/09,
    Callable 11/15/06 @
    104.94                          1,270         1,356
  Dex Media East Finance
    Co., 12.125%, 11/15/12,
    Callable 11/15/07 @
    106.06                          3,970         4,536
  Dex Media West Finance,
    Ser B, 9.875%, 08/15/13,
    Callable 08/15/08 @
    104.94                          6,200         6,859
  DirecTV Holdings LLC,
    8.375%, 03/15/13,
    Callable 03/15/08 @
    104.19                         17,130        18,285
  EchoStar DBS Corp.,
    5.750%, 10/01/08                4,600         4,554
  EchoStar DBS Corp.,
    6.375%, 10/01/11                2,565         2,507
  EchoStar DBS Corp.,
    7.125%, 02/01/16,
    Callable 10/01/06 @ 100
    (d)                             9,460         9,306
  Gray Television, Inc.,
    9.250%, 12/15/11,
    Callable 12/15/06 @
    104.62                          5,662         6,002
  Houghton Mifflin Co.,
    8.250%, 02/01/11,
    Callable 02/01/07 @
    104.12                          3,745         3,876
  Kabel Deutschland Gmbh,
    10.625%, 07/01/14,
    Callable 07/01/09 @
    105.31 (d)                      3,775         4,030
  Liberty Media Corp.,
    7.750%, 07/15/09                  270           283

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

SEIX HIGH YIELD FUND -- CONTINUED

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
MEDIA--CONTINUED
  Liberty Media Corp.,
    7.875%, 07/15/09                2,600         2,736
  LIN Television Corp., Ser
    B, 6.500%, 05/15/13,
    Callable 05/15/08 @
    103.25                          2,305         2,167
  Morris Publishing Group
    LLC, 7.000%, 08/01/13,
    Callable 08/01/08 @
    103.50                          1,010           953
  Quebecor Media, Inc.,
    7.750%, 03/15/16,
    Callable 03/15/11 @
    103.875 (d)                     3,525         3,622
  Quebecor World Capital
    Corp., 8.750%, 03/15/16,
    Callable 03/15/11 @
    104.375 (d)                     2,020         1,970
  Radio One, Inc., Ser B,
    8.875%, 07/01/11,
    Callable 07/01/06 @
    104.44                          2,900         3,045
  Readers-Digest
    Association, Inc.,
    6.500%, 03/01/11,
    Callable 03/01/08 @
    103.25                          6,176         6,161
  Rogers Cable, Inc.,
    7.875%, 05/01/12                3,761         4,024
  Rogers Cable, Inc.,
    6.250%, 06/15/13                  270           267
  Rogers Cable, Inc.,
    8.750%, 05/01/32                  920         1,090
  Shaw Communications, Inc.,
    8.250%, 04/11/10                1,455         1,546
  Sinclair Broadcast Group,
    Inc., 8.750%, 12/15/11,
    Callable 12/15/06 @
    104.375                         3,350         3,522
  Sinclair Broadcast Group,
    Inc., 8.000%, 03/15/12,
    Callable 03/15/07 @ 104         3,750         3,825
                                             ----------
                                                119,272
                                             ----------

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
MISCELLANEOUS MANUFACTURER (0.3%)
  Koppers, Inc., 9.875%,
    10/15/13, Callable
    10/15/08 @ 104.94               2,201         2,410
  Samsonite Corp., 8.875%,
    06/01/11, Callable
    06/01/08 @ 104.44               1,180         1,248
                                             ----------
                                                  3,658
                                             ----------
OFFICE/BUSINESS EQUIPMENT (1.7%)
  Xerox Capital Trust I,
    8.000%, 02/01/27,
    Callable 02/01/07 @
    102.45 (e)                      1,450         1,501
  Xerox Corp., 9.750%,
    01/15/09                       14,129        15,453
  Xerox Corp., 7.125%,
    06/15/10                        1,440         1,490
  Xerox Corp., 6.875%,
    08/15/11                        3,415         3,505
                                             ----------
                                                 21,949
                                             ----------
OIL & GAS (11.1%)
  Chesapeake Energy Corp.,
    7.500%, 09/15/13,
    Callable 09/15/08 @
    103.75                         11,732        12,260
  Chesapeake Energy Corp.,
    7.500%, 06/15/14,
    Callable 06/15/09 @
    103.75                          7,384         7,735
  Chesapeake Energy Corp.,
    7.750%, 01/15/15,
    Callable 01/15/08 @
    103.88 (e)                      2,770         2,895
  Chesapeake Energy Corp.,
    6.375%, 06/15/15,
    Callable 12/15/09 @
    103.19                            910           895
  Chesapeake Energy Corp.,
    6.500%, 08/15/17                8,655         8,547
  Chesapeake Energy Corp.,
    6.875%, 11/15/20 (d)            1,830         1,844
  Compagnie Generale de
    Geophysique SA, 7.500%,
    05/15/15, Callable
    05/15/10 @ 103.75 (d)           1,090         1,123

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

SEIX HIGH YIELD FUND -- CONTINUED

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
OIL & GAS--CONTINUED
  Compagnie Gererale de
    Geophysique SA, 7.500%,
    05/15/15, Callable
    05/15/10 @ 103.75               1,890         1,947
  Compton Petroleum Finance
    Corp., 7.625%, 12/01/13,
    Callable 12/01/09 @
    103.813 (d)                     2,060         2,060
  Compton Petroleum Finance
    Corp., 7.625%, 12/01/13,
    Callable 12/01/09 @
    103.813                         2,915         2,915
  Denbury Resources, Inc.,
    7.500%, 12/15/15,
    Callable 12/15/10 @
    103.75                          1,170         1,217
  Encore Acquisition Co.,
    6.000%, 07/15/15,
    Callable 07/15/10 @ 103         4,925         4,593
  Encore Acquisition Co.,
    7.250%, 12/01/17,
    Callable 12/01/10 @
    103.63                            745           747
  Enterprise Products
    Operating LP, 7.500%,
    02/01/11                        4,415         4,713
  Enterprise Products
    Operating LP, Ser B,
    5.600%, 10/15/14                8,080         7,835
  Enterprise Products
    Operating LP, Ser B,
    5.000%, 03/01/15                5,325         4,941
  Enterprise Products
    Operating LP, Ser B,
    6.650%, 10/15/34                2,450         2,434
  EXCO Resources, Inc.,
    7.250%, 01/15/11,
    Callable 01/15/07 @
    105.44                          2,883         2,869
  Forest Oil Corp., 8.000%,
    06/15/08                        4,684         4,860
  Forest Oil Corp., 8.000%,
    12/15/11                        3,913         4,206
  Kerr-McGee Corp., 6.875%,
    09/15/11                       14,630        15,295
  Kerr-McGee Corp., 6.950%,
    07/01/24                        8,695         8,845

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
OIL & GAS--CONTINUED
  Pioneer Natural Resource
    Co., 5.875%, 07/15/16           4,025         3,814
  Premcor Refining Group,
    Inc. (The), 9.250%,
    02/01/10, Callable
    02/01/07 @ 104.63               6,702         7,231
  Premcor Refining Group,
    Inc. (The), 6.750%,
    02/01/11                        2,737         2,852
  Premcor Refining Group,
    Inc. (The), 6.125%,
    05/01/11                          911           926
  Quicksilver Resources,
    Inc., 7.125%, 04/01/16,
    Callable 04/01/11 @
    103.56                          3,255         3,214
  Range Resources Corp.,
    7.375%, 07/15/13,
    Callable 07/15/08 @
    103.69                          1,650         1,708
  Tesoro Corp., 6.625%,
    11/01/15, Callable
    11/01/10 @ 103.31 (d)           4,355         4,311
  Western Oil Sands, Inc.,
    8.375%, 05/01/12                9,459        10,499
                                             ----------
                                                139,331
                                             ----------
OIL & GAS SERVICES (0.4%)
  Hanover Compressor Co.,
    8.625%, 12/15/10,
    Callable 12/15/07 @
    104.31                          1,795         1,883
  Hanover Equipment Trust
    01, Ser B, 8.750%,
    09/01/11, Callable
    09/01/06 @ 104.38               3,571         3,736
                                             ----------
                                                  5,619
                                             ----------
PACKAGING & CONTAINERS (1.2%)
  Ball Corp., 6.875%,
    12/15/12, Callable
    12/15/07 @ 103.44                 450           460
  Ball Corp., 6.625%,
    03/15/18, Callable
    03/15/11 @ 103.31               2,565         2,552

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

SEIX HIGH YIELD FUND -- CONTINUED

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
PACKAGING & CONTAINERS--CONTINUED
  Crown Americas, Inc.,
    7.625%, 11/15/13,
    Callable 11/15/09 @
    103.81 (d) (e)                  3,845         3,980
  Crown Cork & Seal Co.,
    Inc., 8.000%, 04/15/23,
    Callable 04/15/06 @
    102.67 (e)                        780           751
  Owens-Brockway Glass
    Container, Inc., 8.875%,
    02/15/09, Callable
    02/15/06 @ 104.44               3,910         4,071
  Silgan Holdings, Inc.,
    6.750%, 11/15/13,
    Callable 11/15/08 @
    103.38                          3,000         3,000
                                             ----------
                                                 14,814
                                             ----------
PIPELINES (6.6%)
  Atlas Pipeline Partners
    LP, 8.125%, 12/15/15,
    Callable 12/15/10 @
    104.06 (d)                      1,575         1,642
  Copano Energy LLC, 8.125%,
    03/01/16, Callable
    03/01/11 @ 104.0625 (d)         1,290         1,335
  Duke Capital LLC, 6.250%,
    02/15/13                        1,460         1,497
  Dynegy Holdings, Inc.,
    9.875%, 07/15/10,
    Callable 07/15/07 @
    104.94 (d)                      7,890         8,678
  Dynegy Holdings, Inc.,
    10.125%, 07/15/13,
    Callable 07/15/08 @
    105.06 (d)                      5,104         5,848
  El Paso Natural Gas Co.,
    8.625%, 01/15/22                3,800         4,324
  El Paso Natural Gas Co.,
    8.375%, 06/15/32                3,760         4,251
  El Paso Natural Gas Co.,
    Ser A, 7.625%, 08/01/10,
    Callable 08/01/07 @
    103.81                          8,565         8,929

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
PIPELINES--CONTINUED
  MarkWest Energy Partners
    LP, Ser B, 6.875%,
    11/01/14, Callable
    11/01/09 @ 103.44               2,080         1,966
  Southern Natural Gas Co.,
    6.125%, 09/15/08                1,950         1,945
  Southern Natural Gas Co.,
    8.000%, 03/01/32                2,985         3,274
  Targa Resources, Inc.,
    8.500%, 11/01/13,
    Callable 11/01/09 @
    104.25 (d) (e)                  2,355         2,449
  Tennessee Gas Pipeline
    Co., 7.500%, 04/01/17             645           687
  Tennessee Gas Pipeline
    Co., 8.375%, 06/15/32           1,480         1,689
  Transcontinental Gas Pipe
    Line Corp., Ser B,
    8.875%, 07/15/12                1,015         1,157
  Williams Cos., Inc. (The),
    7.125%, 09/01/11 (e)           16,590        17,066
  Williams Cos., Inc. (The),
    8.125%, 03/15/12 (e)            6,220         6,679
  Williams Cos., Inc. (The),
    7.750%, 06/15/31                  585           620
  Williams Cos., Inc. (The),
    8.750%, 03/15/32                7,619         8,914
                                             ----------
                                                 82,950
                                             ----------
REAL ESTATE (0.9%)
  American Real Estate
    Partners LP, 7.125%,
    02/15/13, Callable
    02/15/09 @ 103.56               4,720         4,650
  CB Richard Ellis Group,
    Inc., 9.750%, 05/15/10,
    Callable 05/15/07 @
    104.88                          2,466         2,669
  CB Richard Ellis Group,
    Inc., 11.250%, 06/15/11,
    Callable 06/15/06 @
    105.63                          3,265         3,485
                                             ----------
                                                 10,804
                                             ----------
REITS (2.5%)
  Host Marriott Corp., Ser
    G, 9.250%, 10/01/07             2,898         3,036

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

SEIX HIGH YIELD FUND -- CONTINUED

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
REITS--CONTINUED
  Host Marriott Corp., Ser
    I, 9.500%, 01/15/07             7,545         7,752
  Omega Healthcare
    Investors, Inc., 7.000%,
    04/01/14, Callable
    04/01/09 @ 103.50               2,270         2,293
  Omega Healthcare
    Investors, Inc., 7.000%,
    04/01/14, Callable
    04/01/09 @ 103.50 (d)           2,700         2,727
  Omega Healthcare
    Investors, Inc., 7.000%,
    01/15/16, Callable
    01/15/11 @ 103.50 (d)           2,105         2,105
  Rouse Co., 3.625%,
    03/15/09                          835           776
  Rouse Co. (The), 8.000%,
    04/30/09                        3,725         3,889
  Rouse Co. (The), 7.200%,
    09/15/12                        2,400         2,489
  Ventas Realty LP, 6.750%,
    06/01/10                        1,825         1,843
  Ventas Realty LP, 6.625%,
    10/15/14, Callable
    10/15/09 @ 103.31               1,505         1,505
  Ventas Realty LP, 7.125%,
    06/01/15, Callable
    06/01/10 @ 103.56               1,565         1,608
  Ventas Realty LP, 6.500%,
    06/01/16, Callable
    06/01/11 @ 103.25 (d)             990           985
                                             ----------
                                                 31,008
                                             ----------
RETAIL (1.0%)
  AmeriGas Partners LP,
    7.250%, 05/20/15,
    Callable 05/20/10 @
    103.63 (e)                      2,445         2,445
  J.C. Penney Co., Inc.,
    8.000%, 03/01/10                1,065         1,147
  J.C. Penney Co., Inc.,
    9.000%, 08/01/12                1,245         1,426
  Rite Aid Corp., 8.125%,
    05/01/10, Callable
    05/01/07 @ 104.06                 625           638

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
RETAIL--CONTINUED
  Rite Aid Corp., 9.500%,
    02/15/11, Callable
    02/15/07 @ 104.75                 930           981
  Rite Aid Corp., 7.500%,
    01/15/15, Callable
    01/15/10 @ 103.75 (e)           2,630         2,551
  Suburban Propane Partners
    LP, 6.875%, 12/15/13,
    Callable 12/15/08 @
    103.44                          1,655         1,589
  United Auto Group, Inc.,
    9.625%, 03/15/12,
    Callable 03/15/07 @
    104.81 (e)                      1,925         2,038
                                             ----------
                                                 12,815
                                             ----------
SEMICONDUCTORS (1.0%)
  Advanced Micro Devices,
    Inc., 7.750%, 11/01/12,
    Callable 11/01/08 @
    103.88                          1,069         1,118
  Avago Technologies Finance
    Ltd., 10.320%, 06/01/13,
    Callable 12/01/07 @ 102
    (b) (d)                           755           789
  Avago Technologies, Inc.,
    10.125%, 12/01/13,
    Callable 12/01/09 @
    105.06 (d)                      1,500         1,611
  Freescale Semiconductor,
    Inc., 7.350%, 07/15/09,
    Callable 07/15/06 @ 102
    (b) (e)                         2,933         3,006
  Freescale Semiconductor,
    Inc., 6.875%, 07/15/11,
    Callable 07/15/08 @
    103.44                          2,685         2,745
  Freescale Semiconductor,
    Inc., 7.125%, 07/15/14,
    Callable 07/15/09 @
    103.56                          3,525         3,658
                                             ----------
                                                 12,927
                                             ----------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

SEIX HIGH YIELD FUND -- CONTINUED

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
TELECOMMUNICATIONS (9.8%)
  American Tower Corp.,
    7.500%, 05/01/12,
    Callable 05/01/08 @
    103.75                            500           524
  AT&T Corp., 9.750%,
    11/15/31                        4,855         5,797
  Citizens Communications
    Co., 7.625%, 08/15/08           7,430         7,690
  Citizens Communications
    Co., 9.250%, 05/15/11          12,010        13,181
  Citizens Communications
    Co., 6.250%, 01/15/13           1,730         1,682
  GCI, Inc., 7.250%,
    02/15/14, Callable
    02/15/09 @ 103.62               2,390         2,348
  Inmarsat Finance II PLC,
    7.522%, 11/15/12,
    Callable 11/15/08 @
    105.19 (c) (g)                  2,630         2,236
  Inmarsat Group Ltd.,
    7.625%, 06/30/12,
    Callable 03/01/08 @
    103.81                          4,733         4,851
  Intelsat Bermuda Ltd.,
    8.250%, 01/15/13,
    Callable 01/15/09 @
    104.13                         10,360        10,541
  National Cable PLC,
    8.750%, 04/15/14,
    Callable 04/15/09 @
    104.38 (e)                      6,314         6,472
  PanAmSat Holding Corp.,
    11.018%, 11/01/14,
    Callable 11/01/09 @
    105.19 (c) (g)                  2,710         1,951
  PanAmSat Holdings Corp.,
    9.000%, 08/15/14,
    Callable 08/15/09 @
    104.50                          4,675         4,920
  Qwest Communications
    International, Inc.,
    8.249%, 02/15/09,
    Callable 02/15/06 @ 102
    (b)                             3,360         3,436

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
TELECOMMUNICATIONS--CONTINUED
  Qwest Communications
    International, Inc.,
    7.250%, 02/15/11,
    Callable 02/15/08 @
    103.62 (e)                      2,150         2,204
  Qwest Corp., 7.875%,
    09/01/11                       14,190        15,147
  Qwest Corp., 8.875%,
    03/15/12                          865           967
  Qwest Corp., 8.160%,
    06/15/13 (b) (e)                3,000         3,300
  Qwest Corp., 7.625%,
    06/15/15                        2,900         3,103
  Rogers Wireless, Inc.,
    8.035%, 12/15/10,
    Callable 12/15/06 @ 102
    (b)                             2,295         2,370
  Rogers Wireless, Inc.,
    9.625%, 05/01/11                1,358         1,560
  Rogers Wireless, Inc.,
    7.250%, 12/15/12                7,435         7,835
  Rogers Wireless, Inc.,
    6.375%, 03/01/14               10,975        10,948
  Rogers Wireless, Inc.,
    7.500%, 03/15/15 (e)              600           644
  Rogers Wireless, Inc.,
    9.750%, 06/01/16                3,770         4,599
  U.S. West Communications,
    5.625%, 11/15/08 (e)            2,255         2,238
  Valor Telecommunications
    Enterprise LLC, 7.750%,
    02/15/15, Callable
    02/15/10 @ 103.88               2,580         2,703
                                             ----------
                                                123,247
                                             ----------
TRANSPORTATION (0.5%)
  CHC Helicopter Corp.,
    7.375%, 05/01/14,
    Callable 05/01/09 @
    103.69                          3,657         3,730

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

SEIX HIGH YIELD FUND -- CONCLUDED

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
TRANSPORTATION--CONTINUED
  Petroleum Helicopters,
    Inc., Ser B, 9.375%,
    05/01/09, Callable
    05/01/06 @ 104.69               2,435         2,554
                                             ----------
                                                  6,284
                                             ----------
Total Corporate Bonds (Cost
  $1,145,690)                                 1,137,565
                                             ----------
U.S. TREASURY OBLIGATIONS (3.3%)
U.S. TREASURY NOTES (3.3%)
  4.500%, 11/15/15 (e)             43,030        41,756
                                             ----------
Total U.S. Treasury
  Obligations (Cost $42,835)                     41,756
                                             ----------
SHORT-TERM INVESTMENTS (9.0%)
  CSFB Enhanced Liquidity
    Portfolio, 5.006% (f)     112,889,480       112,889
                                             ----------
Total Short-Term Investments
  (Cost $112,889)                               112,889
                                             ----------
MONEY MARKET FUNDS (0.1%)
  Federated Prime Obligation
    Money Market Fund           1,187,671         1,188
                                             ----------
Total Money Market Funds
  (Cost $1,188)                                   1,188
                                             ----------
REPURCHASE AGREEMENT (2.0%)
  Lehman Brothers, Inc.,
    4.755%, dated 03/31/06,
    to be repurchased on
    04/03/06, repurchase
    price $25,706,484
    (collateralized by U.S.
    Government Agencies, DN,
    due 12/01/34; total
    market value
    $26,211,309)                   25,696        25,696
                                             ----------
Total Repurchase Agreement
  (Cost $25,696)                                 25,696
                                             ----------
Total Investments (Cost $1,386,315) (a)--
  109.3%                                      1,376,885
Liabilities in excess of
  other assets -- (9.3)%                       (117,101)
                                             ----------
Net Assets -- 100.0%                         $1,259,784
                                             ==========

---------------

(a)Cost for federal income tax purposes is $1,386,632
   (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation.................   $  9,017
      Unrealized Depreciation.................    (18,765)
                                                 --------
      Unrealized Appreciation
        (Depreciation)........................   $ (9,748)
                                                 ========

(b)Variable rate security. Rate presented represents rate in effect at March 31, 2006. Maturity date represents actual maturity date.

(c)Rate represents the effective yield at purchase.

(d)Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(e)This security or a partial position of the security was on loan at March 31, 2006. The total value of securities on loan at March 31, 2006 in thousands was $107,738.

(f)This security was purchased with cash collateral held from securities lending.

(g)Step bond.

(h)This security has not settled as of March 31, 2006 and thus does not have a rate in effect. The security does not have a stated settlement date and will receive a rate upon settling with the custodian.

DN    -- Discount Note

LLC   -- Limited Liability Corporation

LP    -- Limited Partnership

PLC   -- Public Limited Company

REIT  -- Real Estate Investment Trust

Ser   -- Series

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

SHORT-TERM BOND FUND

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
ASSET BACKED SECURITIES (6.8%)
AUTOMOBILE ABS (5.6%)
  Capital Auto Receivables
    Asset Trust, Ser 2006-1, Cl
    A3, 5.030%, 10/15/09              3,315       3,301
  Capital One Prime Auto
    Receivable Trust, Ser
    2005-1, Cl A3, 4.320%,
    08/15/09                          4,260       4,214
  Daimler Chrysler Master Owner
    Trust, Ser 2005-C, Cl A,
    4.770%, 12/15/10 (b)              3,125       3,127
  Honda Auto Receivables Owner
    Trust, Ser 2005-6, Cl A3,
    4.850%, 10/19/09                  2,520       2,506
  Nissan Auto Receivables Owner
    Trust, Ser 2003-B, Cl A4,
    2.050%, 03/16/09                  1,625       1,589
  USAA Auto Owner Trust, Ser
    2004-1, Cl A3, 2.060%,
    04/15/08                          1,886       1,867
                                               --------
                                                 16,604
                                               --------
CREDIT CARD ABS (1.2%)
  Citibank Credit Card Issuance
    Trust, 2.550%, 01/20/09           3,525       3,452
                                               --------
Total Asset Backed Securities
  (Cost $20,195)                                 20,056
                                               --------
COLLATERALIZED MORTGAGE OBLIGATIONS (8.8%)
  Adjustable Rate Mortgage
    Trust, Ser 2005-1, Cl 2A22,
    4.624%, 05/25/35 (b)              1,640       1,590
  Bear Stearns Commercial
    Mortgage Securities, Ser
    2005-T20, Cl A1, 4.940%,
    10/12/42                          1,928       1,908
  Countrywide Home Loans, Inc.,
    Ser 2004-21, Cl A10,
    6.000%, 11/25/34                  1,529       1,515
  First Horizon Alternative
    Mortgage Securities, Ser
    2005-AA3, Cl 2A1, 5.185%,
    05/25/35 (b)                      2,728       2,700
  Indymac Inda Mortgage Loan
    Trust, Ser 2005-AR1, Cl
    2A1, 5.138%, 11/25/35 (b)         5,990       5,870

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--CONTINUED
  J.P. Morgan Chase Commercial
    Mortgage Securities, Ser
    2005-LDP1, Cl A2, 4.625%,
    03/15/46                          2,395       2,335
  Morgan Stanley Capital I, Ser
    2006-HQ8, Cl A1, 5.124%,
    03/12/44                          2,300       2,288
  Wachovia Bank Commercial
    Mortgage Trust, Ser
    2005-C16, Cl A2, 4.380%,
    10/15/41                          3,635       3,515
  Washington Mutual,
    Ser 2005-AR4, Cl A1,
    3.624%, 04/25/35 (b)              1,131       1,127
  Wells Fargo Mortgage Backed
    Securities Trust, Ser
    2004-S, Cl A5, 3.540%,
    09/25/34 (b)                      3,225       3,067
                                               --------
Total Collateralized Mortgage
  Obligations (Cost $26,441)                     25,915
                                               --------
COMMERCIAL PAPERS (1.7%)
DIVERSIFIED FINANCIAL SERVICES (1.7%)
  Goldman Sachs Group, Inc.
    (The), 4.803%, 04/04/06 (e)       2,500       2,499
  UBS Financial Delaware LLC,
    4.832%, 04/03/06 (e)              2,450       2,449
                                               --------
Total Commercial Papers (Cost
  $4,948)                                         4,948
                                               --------
CORPORATE BONDS (28.7%)
BANKS (3.6%)
  Bank One Corp., 7.600%,
    05/01/07                          3,441       3,517
  BankBoston Corp., 6.500%,
    12/19/07                          3,815       3,885
  Wachovia Corp., 6.375%,
    02/01/09                          3,300       3,379
                                               --------
                                                 10,781
                                               --------
COMMERCIAL SERVICES (0.4%)
  ERAC USA Finance Co., 7.350%,
    06/15/08 (f)                      1,125       1,168
                                               --------
COSMETICS/PERSONAL CARE (0.3%)
  Gillette Co. (The), 3.500%,
    10/15/07, Callable 04/15/06
    @ 100                               873         852
                                               --------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

SHORT-TERM BOND FUND -- CONTINUED

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (16.1%)
  Bear Stearns & Co., Inc.
    (The), 5.700%, 01/15/07           4,715       4,731
  Capital One Financial Corp.,
    8.750%, 02/01/07                    770         791
  CIT Group, Inc., 4.000%,
    05/08/08                            890         866
  CIT Group, Inc., 4.250%,
    02/01/10                          2,340       2,240
  Credit Suisse First Boston
    USA, Inc., 6.500%, 06/01/08       2,455       2,509
  General Electric Capital
    Corp., 4.125%, 03/04/08           4,765       4,668
  General Electric Capital
    Corp., 4.875%, 10/21/10           1,700       1,665
  Golden West Financial Corp.,
    4.125%, 08/15/07                  3,035       2,988
  Goldman Sachs Group, Inc.
    (The), 7.350%, 10/01/09           3,510       3,720
  HSBC Finance Corp., 4.125%,
    03/11/08                          3,400       3,327
  John Deere Capital Corp.,
    3.900%, 01/15/08                  3,130       3,055
  Lehman Brothers, Inc.,
    6.250%, 05/15/06                  2,720       2,723
  Merrill Lynch & Co., Inc.,
    4.831%, 10/27/08                  1,700       1,683
  Merrill Lynch & Co., Inc.,
    4.790%, 08/04/10                  1,725       1,677
  Morgan Stanley, 5.800%,
    04/01/07                          3,175       3,190
  Salomon Smith Barney
    Holdings, 6.500%, 02/15/08        3,705       3,787
  SLM Corp., Ser A, 5.110%,
    09/15/06 (b)                      4,040       4,045
                                               --------
                                                 47,665
                                               --------
ELECTRIC (0.6%)
  American Electric Power Co.,
    Inc., Ser A, 6.125%,
    05/15/06                            339         339
  Commonwealth Edison, Co.,
    7.625%, 01/15/07                  1,400       1,421
                                               --------
                                                  1,760
                                               --------
LODGING (0.5%)
  Park Place Entertainment,
    8.500%, 11/15/06                  1,390       1,413
                                               --------

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
MEDIA (0.4%)
  Time Warner, Inc., 6.150%,
    05/01/07                          1,215       1,224
                                               --------
MISCELLANEOUS MANUFACTURER (1.0%)
  Honeywell International,
    Inc., 7.500%, 03/01/10            2,850       3,059
                                               --------
OIL & GAS (0.5%)
  Devon Energy Corp., 2.750%,
    08/01/06                          1,450       1,437
                                               --------
PIPELINES (0.3%)
  Arkla, Inc., 8.900%, 12/15/06         860         879
                                               --------
REITS (0.5%)
  Simon Property Group LP,
    6.375%, 11/15/07                  1,500       1,522
                                               --------
RETAIL (1.0%)
  Home Depot, Inc. (The),
    5.200%, 03/01/11                  3,055       3,036
                                               --------
TELECOMMUNICATIONS (3.5%)
  Deutsche Telekom AG, 5.120%,
    03/23/09 (b)                      2,140       2,141
  SBC Communications, Inc.,
    4.951%, 11/14/08 (b)              2,180       2,184
  SBC Communications, Inc.,
    4.125%, 09/15/09                    790         755
  Telecom Italia Capital,
    4.000%, 11/15/08                  1,380       1,330
  Verizon Global Funding Corp.,
    6.125%, 06/15/07                  1,753       1,768
  Verizon Wireless, Inc.,
    5.375%, 12/15/06                  2,145       2,145
                                               --------
                                                 10,323
                                               --------
Total Corporate Bonds (Cost
  $86,296)                                       85,119
                                               --------
U.S. GOVERNMENT AGENCIES (20.6%)
FANNIE MAE (3.9%)
  2.625%, 01/19/07                    4,625       4,535
  4.200%, 03/24/08 (c)                3,425       3,364
  3.810%, 12/01/08 (b)                3,600       3,512
                                               --------
                                                 11,411
                                               --------
FEDERAL HOME LOAN BANK (2.1%)
  3.750%, 01/16/07 (c)                6,135       6,070
                                               --------
FREDDIE MAC (14.6%)
  2.375%, 02/15/07                    1,875       1,832
  3.750%, 08/03/07 (c)                8,390       8,243

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

SHORT-TERM BOND FUND -- CONTINUED

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
FREDDIE MAC--CONTINUED
  4.500%, 08/22/07, Callable
    08/22/06 @ 100 (c)               13,520      13,390
  5.050%, 12/08/08, Callable
    12/08/06 @ 100                    5,885       5,862
  4.625%, 12/19/08                    3,600       3,559
  5.750%, 03/15/09 (c)                4,240       4,314
  5.000%, 11/01/10, Callable
    11/01/07 @ 100                    6,280       6,176
                                               --------
                                                 43,376
                                               --------
Total U.S. Government Agencies
  (Cost $61,607)                                 60,857
                                               --------
U.S. GOVERNMENT AGENCY MORTGAGES (14.4%)
FANNIE MAE (8.8%)
  7.030%, 08/01/07                      695         704
  6.805%, 11/01/07                    2,995       3,017
  6.070%, 10/01/08                    2,127       2,136
  6.575%, 07/01/09                    2,417       2,475
  6.850%, 08/01/09                    3,443       3,552
  6.955%, 10/01/10 (b)                2,838       2,978
  4.000%, 12/01/14                    3,875       3,663
  5.000%, 11/25/26                    2,531       2,510
  5.626%, 09/01/33 (b)                1,238       1,246
  5.589%, 10/01/33 (b)                1,498       1,531
  4.337%, 03/01/34 (b)                2,500       2,440
                                               --------
                                                 26,252
                                               --------
FREDDIE MAC (5.2%)
  4.000%, 07/01/08                    2,131       2,083
  3.750%, 12/15/11                    2,104       2,037
  4.500%, 08/15/19                      119         116
  5.000%, 12/15/20                    3,663       3,646
  4.500%, 10/15/28                    2,806       2,734
  4.273%, 03/01/34 (b)                2,648       2,589
  4.972%, 04/01/34 (b)                2,119       2,094
                                               --------
                                                 15,299
                                               --------

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (0.4%)
  5.987%, 02/16/24 (b)                1,045       1,060
                                               --------
Total U.S. Government Agency
  Mortgages (Cost $43,740)                       42,611
                                               --------
U.S. TREASURY OBLIGATIONS (16.6%)
U.S. TREASURY NOTES (16.6%)
  2.750%, 08/15/07 (c)               23,865      23,199
  2.625%, 05/15/08 (c)               18,165      17,367
  4.500%, 02/15/09 (c)                4,795       4,753
  3.500%, 08/15/09                      930         892
  4.500%, 11/15/10 (c)                3,005       2,965
                                               --------
Total U.S. Treasury Obligations
  (Cost $49,714)                                 49,176
                                               --------
SHORT-TERM INVESTMENTS (27.9%)
  CSFB Enhanced Liquidity
    Portfolio, 5.006% (d)        82,595,788      82,596
                                               --------
Total Short-Term Investments
  (Cost $82,596)                                 82,596
                                               --------
MONEY MARKET FUNDS (1.9%)
  Federated Prime Value Money
    Market Fund                   5,649,658       5,650
                                               --------
Total Money Market Funds (Cost
  $5,650)                                         5,650
                                               --------
Total Investments (Cost
  $381,187) (a) -- 127.4%                       376,928
Liabilities in excess of other
  assets -- (27.4)%                             (81,025)
                                               --------
Net Assets -- 100.0%                           $295,903
                                               ========

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

SHORT-TERM BOND FUND -- CONCLUDED

---------------

(a)Cost for federal income tax purposes is $381,341
   (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation..................   $    42
      Unrealized Depreciation..................    (4,455)
                                                  -------
      Unrealized Appreciation (Depreciation)...   $(4,413)
                                                  =======

(b)Variable rate security. Rate presented represents rate in effect at March 31, 2006. Maturity date represents actual maturity date.

(c)This security or a partial position of the security was on loan at March 31, 2006. The total value of securities on loan at March 31, 2006 in thousands was $80,369.

(d)This security was purchased with cash collateral held from securities lending.

(e)Rate represents the effective yield at purchase.

(f)Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

Cl    -- Class

LLC   -- Limited Liability Corporation

LP    -- Limited Partnership

REIT  -- Real Estate Investment Trust

Ser   -- Series

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

SHORT-TERM U.S. TREASURY SECURITIES FUND

---------------------------------------------------------
                                    Shares or
                                    Principal
                                    Amount($)    Value($)
---------------------------------------------------------
U.S. TREASURY OBLIGATIONS (98.6%)
U.S. TREASURY NOTES (98.6%)
  2.750%, 06/30/06                     1,000         995
  7.000%, 07/15/06                     1,000       1,006
  2.375%, 08/31/06                     1,000         990
  2.500%, 09/30/06                     1,000         989
  2.500%, 10/31/06                     1,000         987
  2.875%, 11/30/06                     1,000         987
  6.250%, 02/15/07                     2,000       2,023
  4.375%, 05/15/07                     5,000       4,973
  3.625%, 06/30/07                     7,000       6,894
  2.750%, 08/15/07                     8,000       7,777
  4.000%, 08/31/07                     6,000       5,930
  3.000%, 11/15/07                     6,000       5,828
  4.250%, 11/30/07                     7,000       6,933
  3.375%, 02/15/08                     8,000       7,792
  3.750%, 05/15/08                     8,000       7,828
  4.375%, 11/15/08                     7,500       7,414
  4.125%, 08/15/10                     1,000         972
  4.500%, 11/15/10                     3,000       2,960
  4.250%, 01/15/11                     5,000       4,876
                                                 -------
Total U.S. Treasury Obligations
  (Cost $79,265)                                  78,154
                                                 -------
MONEY MARKET FUNDS (1.0%)
  Federated U.S. Treasury Cash
    Reserves Fund                    800,873         801
                                                 -------
Total Money Market Funds (Cost
  $801)                                              801
                                                 -------
Total Investments (Cost $80,066)
  (a) -- 99.6%                                    78,955
Other assets in excess of
  liabilities -- 0.4%                                330
                                                 -------
Net Assets -- 100.0%                             $79,285
                                                 =======

---------------

(a)Cost for federal income tax purposes is $80,173 (amount in thousands). Unrealized appreciation/(depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation..................   $    --
      Unrealized Depreciation..................    (1,218)
                                                  -------
      Unrealized Appreciation (Depreciation)...   $(1,218)
                                                  =======

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

STRATEGIC INCOME FUND

-------------------------------------------------------
                                Shares or
                                Principal
                                Amount($)     Value($)
-------------------------------------------------------
BANK LOANS (1.4%)
COMPUTERS (0.2%)
  Stratus Technologies, Inc.,
    13.830%, 03/15/12 (b) (d)          550          534
                                              ---------
ENERGY (0.2%)
  Plum Point Associates LLC,
    8.044%, 02/21/14 (b) (d)           107          108
  Plum Point Associates LLC,
    8.167%, 02/21/14 (b) (d)           443          446
                                              ---------
                                                    554
                                              ---------
TELECOMMUNICATIONS (1.0%)
  Charter Communications
    Operating LLC, 0.000%,
    04/27/11 (b) (d) (h)               547          551
  Qwest Corp., 9.503%,
    06/30/07 (b) (d)                 2,477        2,538
                                              ---------
                                                  3,089
                                              ---------
Total Bank Loans
  (Cost $4,200)                                   4,177
                                              ---------
CORPORATE BONDS (29.3%)
ADVERTISING (0.2%)
  R.H. Donnelley Corp.,
    10.875%, 12/15/12,
    Callable 12/15/07 @ 105.44         575          638
                                              ---------
AUTO PARTS & EQUIPMENT (0.9%)
  Goodyear Tire & Rubber Co.
    (The), 9.000%, 07/01/15,
    Callable 07/01/10 @ 104.50       2,450        2,487
                                              ---------
BUILDING MATERIALS (1.0%)
  Nortek, Inc., 8.500%,
    09/01/14, Callable
    09/01/09 @ 104.25                1,310        1,333
  U.S. Concrete, Inc., 8.375%,
    04/01/14, Callable
    04/01/09 @ 104.188               1,510        1,555
                                              ---------
                                                  2,888
                                              ---------
CHEMICALS (2.3%)
  Equistar Chemical Funding
    Corp., 10.125%, 09/01/08           500          531
  Huntsman International LLC,
    11.625%, 10/15/10,
    Callable 10/15/07 @ 105.81       1,000        1,133
  IMC Global, Inc., Ser B,
    11.250%, 06/01/11,
    Callable 06/01/06 @
    105.625                             20           21

-------------------------------------------------------
                                Shares or
                                Principal
                                Amount($)     Value($)
-------------------------------------------------------
CHEMICALS--CONTINUED
  Ineos Group Holdings PLC,
    8.500%, 02/15/16, Callable
    02/15/11 @ 104.25 (d)            1,945        1,848
  Lyondell Chemical Co., Ser
    A, 9.625%, 05/01/07              2,000        2,064
  Rockwood Specialties Group,
    Inc., 7.500%, 11/15/14,
    Callable 11/15/09 @ 103.75
    (e)                              1,000        1,005
                                              ---------
                                                  6,602
                                              ---------
COMMERCIAL SERVICES (0.5%)
  Ashtead Holdings PLC,
    8.625%, 08/01/15, Callable
    08/01/10 @ 104.31 (d)            1,398        1,454
                                              ---------
COMPUTERS (1.1%)
  Activant Solutions, Inc.,
    10.500%, 06/15/11,
    Callable 06/15/07 @ 105.25       1,575        1,744
  Sungard Data Systems, Inc.,
    10.250%, 08/15/15,
    Callable 08/15/10 @ 105.13
    (d) (e)                          1,290        1,358
                                              ---------
                                                  3,102
                                              ---------
DIVERSIFIED FINANCIAL SERVICES (0.8%)
  CCM Merger, Inc., 8.000%,
    08/01/13, Callable
    08/01/09 @ 104 (d)                  95           95
  Galaxy Entertainment Finance
    Co. Ltd., 9.875%,
    12/15/12, Callable
    12/15/09 @ 104.94 (d)              120          125
  General Motors Acceptance
    Corp., 6.875%, 09/15/11          2,370        2,209
                                              ---------
                                                  2,429
                                              ---------
DIVERSIFIED OPERATIONS (0.8%)
  Leucadia National Corp.,
    7.000%, 08/15/13                   500          501
  Nell AF SARL, 8.375%,
    08/15/15, Callable
    08/15/10 @ 104.19 (d) (e)        1,825        1,812
                                              ---------
                                                  2,313
                                              ---------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

STRATEGIC INCOME FUND -- CONTINUED

-------------------------------------------------------
                                Shares or
                                Principal
                                Amount($)     Value($)
-------------------------------------------------------
ELECTRIC (3.4%)
  AES Corp. (The), 9.500%,
    06/01/09                         1,300        1,400
  Allegheny Energy Supply Co.
    LLC, 8.250%, 04/15/12 (d)        1,070        1,173
  Aquila, Inc., 14.875%,
    07/01/12                         2,010        2,718
  Edison Mission Energy,
    10.000%, 08/15/08                  750          803
  Mirant Americas Generation
    LLC, 8.300%, 05/01/11              400          414
  Mirant Americas Generation
    LLC, 8.500%, 10/01/21              150          153
  Mirant Americas Generation
    LLC, 9.125%, 05/01/31              125          133
  Mission Energy Holdings Co.,
    13.500%, 07/15/08                1,400        1,606
  NRG Energy, Inc., 7.250%,
    02/01/14, Callable
    02/01/09 @ 107.25                  940          955
  Sithe/Independence Funding
    Corp., Ser A, 9.000%,
    12/30/13                           750          810
                                              ---------
                                                 10,165
                                              ---------
ENTERTAINMENT (0.5%)
  Six Flags, Inc., 9.625%,
    06/01/14, Callable
    06/01/09 @ 104.81                1,405        1,416
                                              ---------
FOOD (1.3%)
  Pinnacle Foods Holding
    Corp., 8.250%, 12/01/13,
    Callable 12/01/08 @ 104.12       2,740        2,712
  Stater Brothers Holdings,
    Inc., 8.125%, 06/15/12,
    Callable 06/15/08 @ 104.06       1,000          999
                                              ---------
                                                  3,711
                                              ---------
FOREST PRODUCTS & PAPER (1.1%)
  Appleton Papers, Inc., Ser
    B, 9.750%, 06/15/14,
    Callable 06/15/09 @ 104.88       2,425        2,407
  Boise Cascade LLC, 7.475%,
    10/15/12, Callable
    06/16/06 @ 102 (b)                 900          911
                                              ---------
                                                  3,318
                                              ---------

-------------------------------------------------------
                                Shares or
                                Principal
                                Amount($)     Value($)
-------------------------------------------------------
HEALTHCARE -- PRODUCTS (0.9%)
  Accellent, Inc., 10.500%,
    12/01/13, Callable
    12/01/09 @ 105.25                1,060        1,132
  Universal Hospital Services,
    Inc., 10.125%, 11/01/11,
    Callable 11/01/07 @ 105.06       1,460        1,514
                                              ---------
                                                  2,646
                                              ---------
HEALTHCARE -- SERVICES (1.7%)
  Skilled Healthcare Group,
    11.000%, 01/15/14,
    Callable 01/15/10 @ 105.50
    (d)                              1,290        1,342
  Tenet Healthcare Corp.,
    9.875%, 07/01/14                 1,385        1,402
  US Oncology Holdings, Inc.,
    10.320%, 03/15/15,
    Callable 03/15/07 @ 102
    (b)                                945          947
  US Oncology, Inc., 10.750%,
    08/15/14, Callable
    03/15/07 @ 102                   1,250        1,366
                                              ---------
                                                  5,057
                                              ---------
HOUSEHOLD PRODUCTS/WARES (0.5%)
  Visant Holding Corp.,
    8.750%, 12/01/13, Callable
    12/01/08 @ 106.563 (d)           1,400        1,344
                                              ---------
LODGING (0.6%)
  Mandalay Resort Group, Ser
    B, 10.250%, 08/01/07               300          316
  MGM Mirage, Inc., 9.750%,
    06/01/07                         1,386        1,443
                                              ---------
                                                  1,759
                                              ---------
MACHINERY DIVERSIFIED (1.0%)
  Chart Industries, Inc.,
    9.125%, 10/15/15, Callable
    10/15/10 @ 104.56 (d)            1,250        1,291
  NMGH Holding Co., 10.000%,
    05/15/09, Callable
    05/15/06 @ 105                   1,500        1,575
                                              ---------
                                                  2,866
                                              ---------
MEDIA (4.5%)
  Cablevision Systems Corp.,
    Ser B, 8.000%,
    04/15/12 (e)                     1,340        1,307
  CCH I LLC, 11.000%,
    10/01/15, Callable
    10/01/10 @ 105.50                1,570        1,305

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

STRATEGIC INCOME FUND -- CONTINUED

-------------------------------------------------------
                                Shares or
                                Principal
                                Amount($)     Value($)
-------------------------------------------------------
MEDIA--CONTINUED
  Dex Media, Inc., 9.540%,
    11/15/13, Callable
    11/15/08 @ 104.50 (c) (g)        1,085          917
  EchoStar DBS Corp., 7.125%,
    02/01/16, Callable
    10/01/06 @ 100 (d)                 185          182
  Houghton Mifflin Co.,
    10.776%, 10/15/13 (c) (e)
    (g)                              1,545        1,317
  Kabel Deutschland Gmbh,
    10.625%, 07/01/14,
    Callable 07/01/09 @ 105.31
    (d)                              2,200        2,348
  LIN Television Corp., Ser B,
    6.500%, 05/15/13, Callable
    05/15/08 @ 103.25                  750          705
  Mediacom LLC, 9.500%,
    01/15/13, Callable
    01/15/07 @ 103.167               2,470        2,444
  Morris Publishing Group LLC,
    7.000%, 08/01/13, Callable
    08/01/08 @ 103.50                1,320        1,246
  Quebecor Media, Inc.,
    7.750%, 03/15/16, Callable
    03/15/11 @ 103.875 (d)             195          200
  Quebecor World Capital
    Corp., 8.750%, 03/15/16,
    Callable 03/15/11 @
    104.375 (d)                        140          137
  Sinclair Broadcast Group,
    Inc., 8.750%, 12/15/11,
    Callable 12/15/06 @
    104.375                          1,180        1,240
  Sinclair Broadcast Group,
    Inc., 8.000%, 03/15/12,
    Callable 03/15/07 @ 104             35           36
                                              ---------
                                                 13,384
                                              ---------
MISCELLANEOUS MANUFACTURER (0.8%)
  Clarke American Corp.,
    11.750%, 12/15/13,
    Callable 12/15/09 @ 105.88
    (d)                              1,610        1,638
  Koppers, Inc., 9.875%,
    10/15/13, Callable
    10/15/08 @ 104.94                  681          746
                                              ---------
                                                  2,384
                                              ---------

-------------------------------------------------------
                                Shares or
                                Principal
                                Amount($)     Value($)
-------------------------------------------------------
OIL & GAS (0.2%)
  Compagnie Gererale de
    Geophysique SA, 7.500%,
    05/15/15, Callable
    05/15/10 @ 103.75                  120          124
  Compton Petroleum Finance
    Corp., 7.625%, 12/01/13,
    Callable 12/01/09 @
    103.813 (d)                        145          145
  Compton Petroleum Finance
    Corp., 7.625%, 12/01/13,
    Callable 12/01/09 @
    103.813                            170          170
                                              ---------
                                                    439
                                              ---------
PACKAGING & CONTAINERS (0.2%)
  Crown Cork & Seal Co., Inc.,
    7.375%, 12/15/26                   500          465
                                              ---------
PIPELINES (0.1%)
  Copano Energy LLC, 8.125%,
    03/01/16, Callable
    03/01/11 @ 104.0625 (d)             50           52
  Targa Resources, Inc.,
    8.500%, 11/01/13, Callable
    11/01/09 @ 104.25 (d)              105          109
                                              ---------
                                                    161
                                              ---------
REAL ESTATE (0.4%)
  American Real Estate
    Partners LP, 7.125%,
    02/15/13, Callable
    02/15/09 @ 103.56                  420          414
  CB Richard Ellis Group,
    Inc., 9.750%, 05/15/10,
    Callable 05/15/07 @ 104.88         750          812
                                              ---------
                                                  1,226
                                              ---------
REITS (0.3%)
  Host Marriott Corp., Ser G,
    9.250%, 10/01/07                   750          785
  Ventas Realty LP, 6.500%,
    06/01/16, Callable
    06/01/11 @ 103.25 (d)               65           65
                                              ---------
                                                    850
                                              ---------
RETAIL (0.5%)
  Rite Aid Corp., 7.500%,
    01/15/15, Callable
    01/15/10 @ 103.75                1,500        1,455
                                              ---------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

STRATEGIC INCOME FUND -- CONTINUED

-------------------------------------------------------
                                Shares or
                                Principal
                                Amount($)     Value($)
-------------------------------------------------------
SEMICONDUCTORS (1.4%)
  Avago Technologies Finance
    Ltd., 10.320%, 06/01/13,
    Callable 12/01/07 @ 102
    (b) (d)                          1,235        1,291
  Avago Technologies Finance
    Ltd., 11.875%, 12/01/15,
    Callable 12/01/10 @
    105.938 (d) (e)                  1,320        1,432
  Spansion LLC, 11.250%,
    01/15/16, Callable
    01/15/11 @ 105.62 (d)            1,345        1,291
                                              ---------
                                                  4,014
                                              ---------
SOFTWARE (0.5%)
  SERENA Software, Inc.,
    10.375%, 03/15/16,
    Callable 03/15/11 @
    105.188 (d)                      1,330        1,397
                                              ---------
TELECOMMUNICATIONS (1.8%)
  Nextel Communications, Inc.,
    7.375%, 08/01/15, Callable
    08/01/08 @ 103.69                1,750        1,835
  PanAmSat Holdings Corp.,
    9.000%, 08/15/14, Callable
    08/15/09 @ 104.50                2,053        2,161
  Valor Telecommunications
    Enterprise LLC, 7.750%,
    02/15/15, Callable
    02/15/10 @ 103.88                1,275        1,336
                                              ---------
                                                  5,332
                                              ---------
Total Corporate Bonds (Cost
  $84,468)                                       85,302
                                              ---------
FOREIGN GOVERNMENT BONDS (32.2%)
BRAZIL (0.3%)
  Republic of Brazil, 7.875%,
    03/07/15 (e)                       685          739
                                              ---------
COLUMBIA (0.2%)
  Republic of Colombia,
    8.250%, 12/22/14                   590          664
                                              ---------
FRANCE (EUR) (3.9%)
  France Government, 3.000%,
    10/25/15                         9,900       11,240
                                              ---------
GERMANY (EUR) (4.0%)
  Deutschland Republic, Ser
    05, 4.000%, 01/04/37             9,760       11,824
                                              ---------

-------------------------------------------------------
                                Shares or
                                Principal
                                Amount($)     Value($)
-------------------------------------------------------
JAPAN (YEN) (19.6%)
  Japan Government, Ser 241,
    0.300%, 02/15/08             3,186,050       26,916
  Japan Government, Ser 52,
    0.800%, 12/20/10             3,652,650       30,408
                                              ---------
                                                 57,324
                                              ---------
SPAIN (EUR) (3.9%)
  Spanish Government, 3.150%,
    01/31/16                         9,880       11,327
                                              ---------
UKRAINE (0.3%)
  Ukraine Government, 7.650%,
    06/11/13 (d)                       800          839
                                              ---------
Total Foreign Government Bonds
  (Cost $94,906)                                 93,957
                                              ---------
PREFERRED STOCK (0.4%)
RETAIL (0.4%)
  Rite Aid Corp., 5.500%            50,000        1,153
                                              ---------
Total Preferred Stock (Cost
  $1,255)                                         1,153
                                              ---------
U.S. TREASURY OBLIGATIONS (34.8%)
U.S. TREASURY BONDS (3.5%)
  4.500%, 02/15/36 (e)              10,725       10,063
                                              ---------
U.S. TREASURY INFLATION PROTECTED NOTES/BONDS (4.9%)
  1.625%, 01/15/15                  14,575       14,284
                                              ---------
U.S. TREASURY NOTES (26.4%)
  2.250%, 04/30/06 (e)               8,400        8,384
  4.625%, 02/29/08 (e)              41,980       41,811
  4.500%, 02/28/11 (e)              19,750       19,462
  3.875%, 02/15/13 (e)               5,855        5,521
  4.500%, 02/15/16 (e)               1,980        1,926
                                              ---------
                                                 77,104
                                              ---------
Total U.S. Treasury
  Obligations (Cost $102,978)                   101,451
                                              ---------
SHORT-TERM INVESTMENTS (35.5%)
  Brown Brothers Harriman &
    Co., Cayman Islands Cash
    Sweep, 3.970%               14,301,265       14,301

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

STRATEGIC INCOME FUND -- CONCLUDED

-------------------------------------------------------
                                Shares or
                                Principal
                                Amount($)     Value($)
-------------------------------------------------------
SHORT-TERM INVESTMENTS--CONTINUED
  CSFB Enhanced Liquidity
    Portfolio, 5.006% (f)       89,171,960       89,171
                                              ---------
Total Short-Term Investments
  (Cost $103,473)                               103,472
                                              ---------
Total Investments (Cost
  $391,280) (a) -- 133.6%                       389,512
Liabilities in excess of other
  assets -- (33.6)%                             (97,966)
                                              ---------
Net Assets -- 100.0%                          $ 291,546
                                              =========

---------------

(a)Cost for federal income tax purposes is $391,164
   (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation..................   $ 1,610
      Unrealized Depreciation..................    (3,259)
                                                  -------
      Unrealized Appreciation (Depreciation)...   $(1,649)
                                                  =======

(b)Variable rate security. Rate presented represents rate in effect at March 31, 2006. Maturity date represents actual maturity date.

(c)Rate represents the effective yield at purchase.

(d)Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(e)This security or a partial position of the security was on loan at March 31, 2006. The total value of securities on loan at March 31, 2006 in thousands was $86,496.
(f)This security was purchased with cash collateral held from securities lending.
(g)Step bond.
(h)This security has not settled as of March 31, 2006 and thus does not have a rate in effect. The security does not have a stated settlement date and will receive a rate upon settling with the custodian.

EUR   -- Principal Amount in Euro

LLC   -- Limited Liability Corporation

LP    -- Limited Partnership

PLC   -- Public Limited Company

REIT  -- Real Estate Investment Trust

Ser   -- Series

YEN   -- Principal Amount in Japanese Yen

At March 31, 2006, the Fund's foreign currency exchange contracts were as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                    Contract               Unrealized
                                                     Delivery    Contract Amount    Value in   Market    Appreciation/
Currency                                               Date     in Local Currency     USD       Value    (Depreciation)
-----------------------------------------------------------------------------------------------------------------------
Short:
Swiss Franc                                          04/05/06          17,993       $13,798    $13,807        $(9)
                                                                                    -------    -------        ---
  Total Short Contracts                                                             $13,798    $13,807        $(9)
                                                                                    =======    =======        ===
Long:
Japanese Yen                                         04/05/06       1,626,377       $13,826    $13,822        $(4)
                                                                                    -------    -------        ---
  Total Long Contracts                                                              $13,826    $13,822        $(4)
                                                                                    =======    =======        ===

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

TOTAL RETURN BOND FUND

---------------------------------------------------------
                                    Principal
                                    Amount($)    Value($)
---------------------------------------------------------
ASSET BACKED SECURITIES (2.7%)
AUTOMOBILE ABS (0.6%)
  Daimler Chrysler Auto Trust, Ser
    2005-A, Cl A4, 3.740%,
    02/08/10                            300          292
  Honda Auto Receivables Owner
    Trust, Ser 2006-1, Cl A3,
    5.070%, 09/18/09                    130          130
                                                 -------
                                                     422
                                                 -------
CREDIT CARD ABS (0.7%)
  MBNA Credit Card Master Trust,
    Ser 2002-A13, Cl A, 4.879%,
    05/17/10 (b)                        413          414
                                                 -------
DIVERSIFIED FINANCIAL SERVICES (0.7%)
  SLM Student Loan Trust, Ser
    2004-8, Cl A3, 4.713%,
    07/27/15 (b)                        411          412
                                                 -------
HOME EQUITY ABS (0.7%)
  Countywide Home Equity Loan
    Trust, Ser 2006-C, Cl 2A,
    5.041%, 05/15/36 (b)                418          418
                                                 -------
Total Asset Backed Securities
  (Cost $1,667)                                    1,666
                                                 -------
COLLATERALIZED MORTGAGE OBLIGATIONS (2.3%)
  Banc of America Commercial
    Mortgage, Inc., Ser 2004-4, Cl
    A3, 4.128%, 07/10/42                275          265
  Citigroup/Deutsche Bank
    Commercial Mortgage Trust, Ser
    2005-CD1, Cl A4, 5.225%,
    07/15/44 (b)                        210          206
  Citigroup/Deutsche Bank
    Commercial Mortgage Trust, Ser
    2006-CD2, Cl A4, 5.545%,
    01/15/46 (b)                        135          133
  GE Capital Commercial Mortgage
    Corp., Ser 2006-C1, Cl A4,
    5.519%, 03/10/44 (b)                335          330
  GS Mortgage Securities Corp. II,
    Ser 2006-GG6, Cl A2, 5.506%,
    04/10/38 (b)                        270          271
  Wachovia Bank Commercial
    Mortgage Trust, Ser 2006-C23,
    Cl A4, 5.418%, 01/15/45 (b)         225          222
                                                 -------
Total Collateralized Mortgage
  Obligations (Cost $1,443)                        1,427
                                                 -------

---------------------------------------------------------
                                    Principal
                                    Amount($)    Value($)
---------------------------------------------------------
CORPORATE BONDS (11.1%)
AEROSPACE/DEFENSE (0.3%)
  United Technologies Corp.,
    4.875%, 05/01/15                    165          158
                                                 -------
AIRLINES (0.1%)
  Southwest Airlines Co., 5.125%,
    03/01/17                             95           88
                                                 -------
BANKS (0.4%)
  Bank of America Corp., 7.400%,
    01/15/11                            235          254
                                                 -------
COMMERCIAL SERVICES (0.1%)
  ERAC USA Finance Co., 5.600%,
    05/01/15 (c)                         75           73
                                                 -------
COSMETICS/PERSONAL CARE (0.4%)
  Avon Products, Inc., 5.125%,
    01/15/11                            250          246
                                                 -------
DIVERSIFIED FINANCIAL SERVICES (2.7%)
  CIT Group, Inc., 5.125%,
    09/30/14                            165          158
  Citigroup, Inc., 5.125%,
    05/05/14                             60           58
  Citigroup, Inc., 5.850%,
    12/11/34                             85           83
  Fund American Cos., Inc.,
    5.875%, 05/15/13                    215          211
  Goldman Sachs Group, Inc. (The),
    4.750%, 07/15/13                    240          227
  HSBC Holdings PLC, 7.625%,
    05/17/32                             90          107
  International Lease Finance
    Corp., Ser Q, 5.250%, 01/10/13       90           87
  John Deere Capital Corp.,
    3.900%, 01/15/08                     50           49
  JPMorgan Chase & Co., 6.625%,
    03/15/12                            265          279
  Lazard Group LLC, 7.125%,
    05/15/15                            290          301
  Morgan Stanley, 5.300%, 03/01/13      195          191
                                                 -------
                                                   1,751
                                                 -------
ELECTRIC (0.8%)
  Exelon Corp., 4.900%, 06/15/15        170          158
  Exelon Corp., 5.625%, 06/15/35        160          145
  Pacific Gas & Electric Co.,
    6.050%, 03/01/34                    175          171
                                                 -------
                                                     474
                                                 -------
ENTERTAINMENT (0.1%)
  GTECH Holdings Corp., 4.750%,
    10/15/10                             45           44
                                                 -------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

TOTAL RETURN BOND FUND -- CONTINUED

---------------------------------------------------------
                                    Principal
                                    Amount($)    Value($)
---------------------------------------------------------
INSURANCE (0.1%)
  Metlife, Inc., 5.700%, 06/15/35        45           42
                                                 -------
INVESTMENT COMPANIES (0.1%)
  Credit Suisse First Boston USA,
    Inc., 6.500%, 01/15/12               85           89
                                                 -------
MEDIA (0.6%)
  Cox Communications, Inc.,
    4.625%, 06/01/13                    175          160
  News America Holdings, Inc.,
    6.200%, 12/15/34                     90           84
  Time Warner, Inc., 7.625%,
    04/15/31                             95          103
                                                 -------
                                                     347
                                                 -------
MINING (0.1%)
  Alcan, Inc., 5.750%, 06/01/35          85           79
                                                 -------
MISCELLANEOUS MANUFACTURER (0.7%)
  General Electric Co., 5.000%,
    02/01/13                            425          413
                                                 -------
OIL & GAS (0.4%)
  Devon Financing Corp. ULC,
    7.875%, 09/30/31                    110          133
  Enterprise Products Operating
    LP, Ser B, 5.750%, 03/01/35         100           89
                                                 -------
                                                     222
                                                 -------
PHARMACEUTICALS (0.2%)
  Teva Pharmaceutical Finance LLC,
    5.550%, 02/01/16                     65           62
  Teva Pharmaceutical Finance LLC,
    6.150%, 02/01/36                     40           38
                                                 -------
                                                     100
                                                 -------
PIPELINES (0.6%)
  Centerpoint Energy Resources
    Corp., Ser B, 7.875%, 04/01/13      175          194
  Kinder Morgan, Inc., 6.400%,
    01/05/36                            170          166
                                                 -------
                                                     360
                                                 -------
REITS (0.1%)
  Simon Property Group LP, 6.375%,
    11/15/07                             35           36
                                                 -------
RETAIL (0.7%)
  Federated Department Stores,
    Inc., 6.900%, 04/01/29               45           47
  Woolworths Ltd., 5.550%,
    11/15/15 (c)                        380          370
                                                 -------
                                                     417
                                                 -------

---------------------------------------------------------
                                    Principal
                                    Amount($)    Value($)
---------------------------------------------------------
TELECOMMUNICATIONS (2.6%)
  AT&T, Inc., 5.100%, 09/15/14          385          365
  BellSouth Corp., 5.200%,
    09/15/14                            285          273
  Cisco Systems, Inc., 5.500%,
    02/22/16                            225          222
  Comcast Corp., 4.950%, 06/15/16       160          146
  Comcast Corp., 6.450%, 03/15/37       105          101
  Telecom Italia Capital SA,
    5.250%, 10/01/15                    215          200
  Verizon Communications, Inc.,
    5.850%, 09/15/35                     95           85
  Vodafone Group PLC, 5.500%,
    06/15/11                            295          292
                                                 -------
                                                   1,684
                                                 -------
Total Corporate Bonds
  (Cost $7,074)                                    6,877
                                                 -------
FOREIGN GOVERNMENT BONDS (2.9%)
FRANCE (EUR) (0.4%)
  France Government, 3.000%,
    10/25/15                            195          221
                                                 -------
GERMANY (EUR) (0.4%)
  Deutschland Republic, Ser 05,
    4.000%, 01/04/37                    190          230
                                                 -------
JAPAN (YEN) (1.7%)
  Japan Government, Ser 241,
    0.300%, 02/15/08                 63,500          536
  Japan Government, Ser 52,
    0.800%, 12/20/10                 72,450          604
                                                 -------
                                                   1,140
                                                 -------
SPAIN (EUR) (0.4%)
  Spanish Government, 3.150%,
    01/31/16                            195          224
                                                 -------
Total Foreign Government Bonds
  (Cost $1,835)                                    1,815
                                                 -------
U.S. GOVERNMENT AGENCY MORTGAGES (30.7%)
FANNIE MAE (19.5%)
  5.500%, 07/01/16                      146          145
  5.500%, 11/01/18                      343          341
  5.500%, 07/01/19                       90           90
  5.000%, 10/01/19                      613          597
  5.000%, 10/01/19                      736          718
  5.500%, 12/01/19                      123          122
  4.500%, 04/15/20 (d)                  980          937
  6.500%, 07/01/32                      404          414
  5.500%, 01/01/33                      818          798
  5.500%, 06/01/33                      534          521
  5.500%, 07/01/33                      452          441

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

TOTAL RETURN BOND FUND -- CONCLUDED

---------------------------------------------------------
                                    Principal
                                    Amount($)    Value($)
---------------------------------------------------------
FANNIE MAE--CONTINUED
  5.500%, 10/01/33                    1,224        1,195
  5.000%, 11/01/33                      692          659
  5.000%, 11/01/33                      730          695
  6.000%, 11/01/33                      181          181
  5.500%, 01/01/34                      644          629
  5.000%, 04/01/34                      978          932
  6.500%, 11/01/34                      630          642
  5.000%, 09/01/35                      659          628
  6.000%, 12/01/35                      799          799
  5.173%, 01/01/36 (b)                  604          600
                                                 -------
                                                  12,084
                                                 -------
FREDDIE MAC (11.2%)
  4.500%, 09/01/18                      614          586
  5.000%, 11/01/18                       66           64
  5.500%, 12/01/18                      125          125
  5.000%, 01/01/19                      762          744
  6.000%, 11/01/33                      753          754
  6.000%, 11/01/33                      574          574
  6.500%, 05/01/34                      120          122
  5.000%, 07/01/34                      101           96
  6.000%, 10/01/34                      294          295
  6.000%, 04/13/35 (d)                1,847        1,847
  6.500%, 05/01/35                    1,012        1,032
  4.646%, 08/01/35 (b)                  749          728
                                                 -------
                                                   6,967
                                                 -------
Total U.S. Government Agency
  Mortgages (Cost $19,510)                        19,051
                                                 -------
U.S. TREASURY OBLIGATIONS (49.7%)
U.S. TREASURY BONDS (5.1%)
  4.500%, 02/15/36                    3,400        3,190
                                                 -------
U.S. TREASURY INFLATION PROTECTED NOTES/BONDS (5.3%)
  1.625%, 01/15/15                    3,335        3,269
                                                 -------
U.S. TREASURY NOTES (39.3%)
  2.250%, 04/30/06                    2,370        2,365
  3.125%, 05/15/07                    2,445        2,399
  4.625%, 02/29/08                    2,080        2,072
  5.625%, 05/15/08                    3,975        4,036
  3.375%, 12/15/08                    3,295        3,175
  4.500%, 02/15/09                      110          109
  6.000%, 08/15/09                    2,575        2,668
  4.250%, 10/15/10                    3,145        3,072
  4.500%, 02/28/11                    2,130        2,099
  4.250%, 08/15/13                    1,320        1,270
  4.250%, 11/15/14                    1,077        1,029
                                                 -------
                                                  24,294
                                                 -------
Total U.S. Treasury Obligations
  (Cost $31,349)                                  30,753
                                                 -------

---------------------------------------------------------
                                    Principal
                                    Amount($)    Value($)
---------------------------------------------------------
REPURCHASE AGREEMENT (6.6%)
  Merrill Lynch & Co., Inc.,
    4.725%, dated 03/31/06, to be
    repurchased on 04/03/06,
    repurchase price $4,085,516
    (collateralized by U.S.
    Government Agencies, 5.500%,
    due 02/01/35; total market
    value $4,168,179)                 4,084        4,084
                                                 -------
Total Repurchase Agreement (Cost
  $4,084)                                          4,084
                                                 -------
Total Investments (Cost $66,962)
  (a) -- 106.0%                                   65,673
Liabilities in excess of other
  assets -- (6.0)%                                (3,707)
                                                 -------
Net Assets -- 100.0%                             $61,966
                                                 =======

---------------

(a)Cost for federal income tax purposes is $67,019 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation..................   $    15
      Unrealized Depreciation..................    (1,361)
                                                  -------
      Unrealized Appreciation (Depreciation)...   $(1,346)
                                                  =======

(b)Variable rate security. Rate presented represents rate in effect at March 31, 2006. Maturity date represents actual maturity date.

(c)Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(d)This security was purchased on a when-issued basis.

Cl    -- Class

EUR   -- Principal Amount in Euro

LLC   -- Limited Liability Corporation

LP    -- Limited Partnership

PLC   -- Public Limited Company

REIT  -- Real Estate Investment Trust

Ser   -- Series

YEN   -- Principal Amount in Japanese Yen

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

U.S. GOVERNMENT SECURITIES FUND

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
U.S. GOVERNMENT AGENCIES (1.9%)
FREDDIE MAC (1.9%)
  4.875%, 11/15/13                   6,500        6,367
                                              ---------
  Total U.S. Government
    Agencies (Cost $6,662)                        6,367
                                              ---------
U.S. GOVERNMENT AGENCY MORTGAGES (49.4%)
FANNIE MAE (38.0%)
  6.000%, 07/01/16                     852          864
  6.000%, 07/01/16                   1,602        1,625
  5.500%, 09/01/17                   2,011        2,001
  5.500%, 01/01/18                   7,757        7,717
  5.500%, 04/01/18                     973          968
  6.290%, 08/01/18                   1,167        1,193
  5.500%, 11/01/18                   7,079        7,041
  5.000%, 03/01/19                  16,450       16,071
  7.000%, 06/01/32                   1,003        1,033
  6.000%, 03/01/33                   1,636        1,638
  4.098%, 08/01/33 (b)               8,342        8,190
  6.000%, 10/01/33                   2,853        2,854
  6.000%, 04/01/34                   7,541        7,544
  4.502%, 05/01/34 (b)               5,405        5,313
  4.748%, 05/01/34 (b)               8,358        8,106
  4.023%, 06/01/34 (b)               3,378        3,284
  4.242%, 06/01/34 (b)               2,084        2,043
  6.000%, 03/01/35                   2,474        2,475
  5.173%, 01/01/36 (b)              11,388       11,312
  6.000%, 01/01/36                  15,827       15,827
  5.251%, 02/01/36 (b)               5,443        5,412
  5.528%, 02/01/36 (b)              11,796       11,775
                                              ---------
                                                124,286
                                              ---------
FREDDIE MAC (11.4%)
  5.500%, 04/01/17                   2,320        2,307
  4.500%, 01/01/19                  11,232       10,743

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
FREDDIE MAC--CONTINUED
  5.000%, 04/01/19                  17,759       17,341
  5.316%, 03/01/33 (b)               7,085        6,997
                                              ---------
                                                 37,388
                                              ---------
Total U.S. Government Agency
  Mortgages (Cost $164,318)                     161,674
                                              ---------
U.S. TREASURY OBLIGATIONS (44.4%)
U.S. TREASURY BONDS (6.0%)
  4.500%, 02/15/36 (c)              21,100       19,798
                                              ---------
U.S. TREASURY INFLATION PROTECTED NOTES/BONDS (5.6%)
  1.625%, 01/15/15                  18,750       18,376
                                              ---------
U.S. TREASURY NOTES (32.8%)
  2.375%, 08/31/06 (c)              17,000       16,836
  3.625%, 07/15/09 (c)              32,350       31,180
  6.000%, 08/15/09 (c)              21,000       21,759
  3.375%, 09/15/09 (c)              15,750       15,031
  5.000%, 02/15/11 (c)              15,000       15,122
  4.250%, 08/15/13 (c)               7,650        7,358
                                              ---------
                                                107,286
                                              ---------
Total U.S. Treasury
  Obligations (Cost
  $148,904)                                     145,460
                                              ---------
SHORT-TERM INVESTMENTS (39.0%)
  CSFB Enhanced Liquidity
    Portfolio, 5.006% (d)      127,593,700      127,594
                                              ---------
Total Short-Term Investments
  (Cost $127,594)                               127,594
                                              ---------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

U.S. GOVERNMENT SECURITIES FUND -- CONCLUDED

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
REPURCHASE AGREEMENT (4.3%)
  Merrill Lynch & Co., Inc.,
    4.725%, dated 03/31/06,
    to be repurchased
    04/03/06, repurchase
    price $14,064,238
    (collaterized by U.S.
    Government obligations
    5.500%, due 02/01/35;
    total market value
    $14,340,900)                    14,059       14,059
                                              ---------
Total Repurchase Agreement
  (Cost $14,059)                                 14,059
                                              ---------
Total Investments (Cost
  $461,537) (a) -- 139.0%                       455,154
Liabilities in excess of
  other assets -- (39.0)%                      (127,738)
                                              ---------
Net Assets -- 100.0%                          $ 327,416
                                              =========

---------------

(a)Cost for federal income tax purposes is $461,846
   (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation..................   $    39
      Unrealized Depreciation..................    (6,731)
                                                  -------
      Unrealized Appreciation (Depreciation)...   $(6,692)
                                                  =======

(b)Variable rate security. Rate presented represents rate in effect at March 31, 2006. Maturity date represents actual maturity date.

(c)This security or a partial position of the security was on loan at March 31, 2006. The total value of securities on loan at March 31, 2006 in thousands was $123,842.

(d)This security was purchased with cash collateral held from securities lending.

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND

---------------------------------------------------------
                                    Shares or
                                    Principal
                                    Amount($)    Value($)
---------------------------------------------------------
ASSET BACKED SECURITIES (9.9%)
DIVERSIFIED FINANCIAL SERVICES (9.9%)
  Access Group, Inc., Ser 2003-1,
    Cl A6, 4.700%, 12/26/35 (b)          400         400
  College Loan Corp. Trust, Ser
    2005-2, Cl A1, 4.610%,
    01/15/15 (b)                         506         506
  Collegiate Funding Services
    Education Loan, Ser 2003-5, Cl
    A6, 4.560%, 12/28/43 (b)             400         400
  KeyCorp Student Loan Trust, Ser
    2004-A, Cl 1A1, 4.256%,
    04/27/17 (b)                         435         435
  Nelnet Student Loan Corp., Ser
    2002-A, Cl A7, 4.600%,
    06/01/35 (b)                         350         350
  Nelnet Student Loan Trust, Ser
    2005-4, Cl A1, 4.418%,
    12/22/18 (b)                         754         756
  SLC Student Loan Trust, Ser
    2005-2, Cl A1, 4.910%,
    03/15/18 (b)                         293         292
  SLM Student Loan Trust, Ser
    1998-1, Cl A2, 5.370%,
    10/25/11 (b)                         573         578
  SLM Student Loan Trust, Ser
    2005-10, Cl A2, 4.565%,
    04/25/15 (b)                         500         500
                                                 -------
Total Asset Backed Securities
  (Cost $4,216)                                    4,217
                                                 -------
MASTER NOTES (1.9%)
BANKS (1.9%)
  Bank of America Corp., 4.945%,
    09/14/06 (b)                         800         800
                                                 -------
Total Master Notes
  (Cost $800)                                        800
                                                 -------
MUNICIPAL BONDS (0.9%)
MISSOURI (0.9%)
  Missouri Higher Education Loan
    Authority, Student Loan, Ser
    D, RB, 4.750%, 07/01/32 (b)          400         400
                                                 -------
Total Municipal Bonds
  (Cost $400)                                        400
                                                 -------

---------------------------------------------------------
                                    Shares or
                                    Principal
                                    Amount($)    Value($)
---------------------------------------------------------
U.S. GOVERNMENT AGENCIES (40.5%)
FANNIE MAE (12.0%)
  4.536%, 04/26/06 (c)                 1,000         997
  4.652%, 05/15/06 (c)                   750         746
  1.750%, 06/16/06                     1,060       1,053
  5.150%, 09/21/07, Callable
    06/21/06 @ 100                       750         748
  5.000%, 11/23/07, Callable
    05/23/06 @ 100                       325         323
  4.200%, 03/24/08 (d)                   350         344
  3.250%, 08/15/08                       550         528
  4.000%, 01/26/09, Callable
    01/26/07 @ 100                       400         389
                                                 -------
                                                   5,128
                                                 -------
FEDERAL FARM CREDIT BANK (11.7%)
  4.560%, 12/01/06 (b)                 2,500       2,500
  4.576%, 04/04/07 (b)                 1,500       1,501
  4.710%, 05/01/07 (b)                 1,000       1,000
                                                 -------
                                                   5,001
                                                 -------
FEDERAL HOME LOAN BANK (3.9%)
  4.653%, 04/05/06 (c)                   475         475
  2.650%, 05/05/06                     1,000         998
  4.000%, 10/15/08, Callable
    04/10/06 @ 100                       200         195
                                                 -------
                                                   1,668
                                                 -------
FREDDIE MAC (12.9%)
  4.470%, 04/07/06 (c)                 1,000         999
  2.740%, 05/12/06                     1,125       1,122
  4.500%, 08/22/07, Callable
    08/22/06 @ 100 (d)                   500         495
  4.250%, 06/23/08, Callable
    06/23/06 @ 100                     1,600       1,574
  5.050%, 12/08/08, Callable
    12/08/06 @ 100                       675         672
  4.625%, 12/19/08                       590         583
                                                 -------
                                                   5,445
                                                 -------
Total U.S. Government Agencies
  (Cost $17,291)                                  17,242
                                                 -------
U.S. GOVERNMENT AGENCY MORTGAGES (44.2%)
FANNIE MAE (17.2%)
  7.510%, 04/01/07                       702         707
  7.030%, 08/01/07                       144         146
  4.500%, 04/25/09                       125         125
  5.969%, 06/01/09                       198         200
  4.500%, 04/01/10                       773         751

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND -- CONCLUDED

---------------------------------------------------------
                                    Shares or
                                    Principal
                                    Amount($)    Value($)
---------------------------------------------------------
FANNIE MAE--CONTINUED
  3.500%, 06/25/10                       241         239
  3.000%, 06/25/19                     1,040       1,025
  5.022%, 05/01/32 (b)                   489         499
  3.250%, 11/25/32                       241         237
  3.657%, 08/01/33 (b)                   812         785
  5.626%, 09/01/33 (b)                   368         371
  5.589%, 10/01/33 (b)                   446         456
  3.360%, 01/01/34 (b)                   387         387
  4.337%, 03/01/34 (b)                   816         796
  4.326%, 06/01/35 (b)                   215         211
  4.868%, 09/25/35 (b)                   368         368
                                                 -------
                                                   7,303
                                                 -------
FREDDIE MAC (26.7%)
  4.500%, 03/01/08                       603         594
  4.000%, 05/01/08                       201         196
  4.000%, 06/01/08                       402         391
  4.000%, 03/15/10                       392         390
  3.500%, 05/15/11                       151         149
  4.000%, 11/15/11                       446         439
  3.750%, 12/15/11                       318         308
  5.000%, 02/15/14                       400         399
  4.500%, 02/15/15                       525         516
  5.000%, 05/15/15                       879         876
  5.000%, 09/15/15                       228         226
  5.500%, 12/15/15                       151         151
  5.049%, 01/15/18 (b)                 1,421       1,422
  3.500%, 05/15/19                       372         367
  5.000%, 12/15/20                       458         456
  3.000%, 04/15/21                       968         955
  3.000%, 04/15/21                     1,034       1,021
  4.000%, 04/15/21                       143         142
  3.500%, 01/15/23                       387         380
  4.500%, 04/15/25                       456         448
  3.669%, 08/01/33 (b)                   772         753
  4.273%, 03/01/34 (b)                   703         688
  4.972%, 04/01/34 (b)                   144         142
                                                 -------
                                                  11,409
                                                 -------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (0.3%)
  5.987%, 02/16/24 (b)                   125         127
                                                 -------
Total U.S. Government Agency
  Mortgages (Cost $19,114)                        18,839
                                                 -------

---------------------------------------------------------
                                    Shares or
                                    Principal
                                    Amount($)    Value($)
---------------------------------------------------------
SHORT-TERM INVESTMENTS (1.5%)
  CSFB Enhanced Liquidity
    Portfolio, 5.006% (e)            636,738         637
                                                 -------
Total Short-Term Investments (Cost
  $637)                                              637
                                                 -------
MONEY MARKET FUNDS (2.0%)
  Federated Government Obligations
    Money Market Fund                846,461         846
                                                 -------
Total Money Market Funds (Cost
  $846)                                              846
                                                 -------
Total Investments (Cost $43,304)
  (a) -- 100.9%                                   42,981
Liabilities in excess of other
  assets -- (0.9)%                                  (365)
                                                 -------
Net Assets -- 100.0%                             $42,616
                                                 =======

---------------

(a) Cost for federal income tax purposes is $43,215 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation...................   $  22
      Unrealized Depreciation...................    (255)
                                                   -----
      Unrealized Appreciation (Depreciation)....   $(233)
                                                   =====

(b) Variable rate security. Rate presented represents rate in effect at March 31, 2006. Maturity date represents actual maturity date.

(c) Rate represents the effective yield at purchase.

(d) This security or a partial position of the security was on loan at March 31, 2006. The total value of securities on loan at March 31, 2006 in thousands was $623.

(e) This security was purchased with cash collateral held from securities lending.

Cl  -- Class

RB  -- Revenue Bond

Ser -- Series

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

ULTRA-SHORT BOND FUND

--------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)     Value($)
--------------------------------------------------------
ASSET BACKED SECURITIES (24.4%)
AUTOMOBILE ABS (5.6%)
  Capital One Prime Auto
    Receivable Trust, Ser
    2005-1, Cl A3, 4.320%,
    08/15/09                           2,375       2,350
  Daimler Chrysler Master Owner
    Trust, Ser 2005-C, Cl A,
    4.770%, 12/15/10 (b)               2,025       2,026
  Ford Credit Auto Owner Trust,
    Ser 2005-A, Cl A2, 3.080%,
    07/15/07                             585         584
  Harley-Davidson Motorcycle
    Trust, Ser 2004-1, Cl A1,
    1.400%, 10/15/08                     282         280
  Honda Auto Receivables Owner
    Trust, Ser 2005-6, Cl A3,
    4.850%, 10/19/09                   1,025       1,019
  Nissan Auto Receivables Owner
    Trust, Ser 2003-B, Cl A4,
    2.050%, 03/16/09                     525         513
  Nissan Master Owner Trust
    Receivables, Ser 2003-A, Cl
    A1, 4.809%, 09/15/08 (b)           3,000       3,003
  USAA Auto Owner Trust, Ser
    2004-1, Cl A3, 2.060%,
    04/15/08                             989         979
  Volkswagen Credit Auto Master
    Trust, Ser 2005-1, Cl A,
    4.590%, 07/20/10 (b)               3,000       3,000
                                                --------
                                                  13,754
                                                --------
CREDIT CARD ABS (2.1%)
  Discover Card Master Trust I,
    Ser 2005-3, Cl A, 4.769%,
    05/15/11 (b)                       2,590       2,590
  GE Capital Credit Card Master
    Note Trust, Ser 2004-1, Cl
    A, 4.799%, 06/15/10 (b)            2,500       2,501
                                                --------
                                                   5,091
                                                --------
DIVERSIFIED FINANCIAL SERVICES (7.0%)
  Access Group, Inc., Ser
    2003-1, Cl A6, 4.700%,
    12/26/35 (b)                       2,000       2,000
  College Loan Corp. Trust, Ser
    2005-1, Cl A1, 4.653%,
    01/25/14 (b)                       2,000       2,001
  College Loan Corp. Trust, Ser
    2005-2, Cl A1, 4.610%,
    01/15/15 (b)                       1,615       1,615

--------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)     Value($)
--------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--CONTINUED
  Morgan Stanley Capital I, Ser
    2006-NC2, Cl A2A, 4.703%,
    02/25/36 (b)                       2,000       2,000
  Morgan Stanley Capital I, Ser
    2006-HE2, Cl A2A, 4.823%,
    03/25/36 (b)                       2,000       2,000
  Nelnet Student Loan Corp., Ser
    2002-A, Cl A7, 4.600%,
    06/01/35 (b)                       1,650       1,650
  Nelnet Student Loan Trust, Ser
    2005-4, Cl A1, 4.418%,
    12/22/18 (b)                       2,074       2,077
  SLC Student Loan Trust, Ser
    2005-2, Cl A1, 4.910%,
    03/15/18 (b)                       2,030       2,024
  SLM Student Loan Trust, Ser
    1998-1, Cl A2, 5.370%,
    10/25/11 (b)                       1,757       1,771
                                                --------
                                                  17,138
                                                --------
HOME EQUITY ABS (9.4%)
  Aames Mortgage Investment
    Trust, Ser 2005-4, Cl 2A1,
    4.938%, 10/25/35 (b)               1,463       1,463
  Aegis Asset Backed Securities
    Trust, Ser 2005-2, Cl 1A1,
    4.918%, 06/25/35 (b)                 726         726
  Centex Home Equity, Ser
    2005-C, Cl AV1, 4.908%,
    06/25/35 (b)                         916         916
  Centex Home Equity, Ser
    2005-D, Cl AV1, 4.928%,
    10/25/35 (b)                       1,494       1,494
  Countrywide Home Equity Loan
    Trust, Ser 2005-A, Cl A2,
    4.989%, 02/15/30 (b)               1,059       1,060
  Fieldstone Mortgage Investment
    Corp, Ser 2006-1, Cl A1,
    4.740%, 05/25/36 (b)               2,500       2,500
  Household Home Equity Loan
    Trust, Ser 2005-C, Cl A,
    5.066%, 01/20/34 (b)               1,638       1,639
  JP Morgan Mortgage Acquisition
    Corp., Ser 2006-WMC1, Cl A2,
    4.846%, 03/25/36 (b)               2,000       2,000

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

ULTRA-SHORT BOND FUND -- CONTINUED

--------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)     Value($)
--------------------------------------------------------
HOME EQUITY ABS--CONTINUED
  Master Asset Backed Securities
    Trust, Ser 2005-AB1, Cl A1A,
    4.968%, 10/25/32 (b)               1,033       1,033
  Master Asset Backed Securities
    Trust, Ser 2006-WMC1, Cl A1,
    4.790%, 02/25/36 (b)               2,500       2,500
  Park Place Securities, Inc.,
    Ser 2005-WHQ2, Cl A2A,
    4.918%, 05/25/35 (b)                 500         500
  Residential Asset Mortgage
    Products, Inc., Ser
    2006-NC1, Cl A1, 4.898%,
    01/25/36 (b)                       1,926       1,926
  Residential Asset Securities
    Corp., Ser 2005-KS8, Cl A1,
    4.928%, 07/25/26 (b)               1,790       1,791
  Residential Funding Mortgage
    Securities, Ser 2006-HSA1,
    Cl A1, 4.928%, 11/25/35 (b)        1,888       1,888
  Soundview Home Equity Loan
    Trust, Ser 2006-0PT2, Cl A1,
    4.890%, 05/25/36 (b)               1,740       1,739
                                                --------
                                                  23,175
                                                --------
OTHER ABS (0.3%)
  CIT Equipment Collateral, Ser
    2003-VT1, Cl A3A, 4.906%,
    04/20/07 (b)                         183         183
  Marlin Leasing Receivables
    LLC, Ser 2005-1A, Cl A1,
    4.051%, 08/15/12 (d)                 466         466
                                                --------
                                                     649
                                                --------
Total Asset Backed Securities
  (Cost $59,824)                                  59,807
                                                --------
COLLATERALIZED MORTGAGE OBLIGATIONS (6.1%)
  Adjustable Rate Mortgage
    Trust, Ser 2005-7, Cl 7A21,
    5.068%, 10/25/35 (b)                 810         801
  Banc of America Mortgage
    Securities, Ser 2005-J, Cl
    3A1, 5.276%, 11/25/35 (b)          1,884       1,851
  Bear Stearns Commercial
    Mortgage Securities, Ser
    2005-T20, Cl A1, 4.940%,
    10/12/42                           1,104       1,093

--------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)     Value($)
--------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--CONTINUED
  Countrywide Home Loans, Inc.,
    Ser 2004-21, Cl A10, 6.000%,
    11/25/34                             756         749
  Countywide Home Loans, Ser
    2002-39, Cl A16, 5.000%,
    02/25/33                             775         770
  Deutsche Mortgage Securities,
    Inc., Ser 2004-1, Cl 3A3,
    3.690%, 12/25/33                      68          67
  First Horizon Alternative
    Mortgage Securities, Ser
    2005-AA3, Cl 2A1, 5.185%,
    05/25/35 (b)                         924         915
  Indymac Loan Trust, Ser
    2006-L1, Cl A1, 4.815%,
    04/25/11 (b)                       2,500       2,501
  J.P. Morgan Chase Commercial
    Mortgage Securities, Ser
    2005-LDP1, Cl A1, 4.116%,
    03/15/46                           1,060       1,038
  Morgan Stanley Capital I, Ser
    2006-HQ8, Cl A1, 5.124%,
    03/12/44 (b)                       1,275       1,268
  Opteum Mortgage Acceptance
    Corp., Ser 2005-4, Cl 1A1A,
    4.988%, 11/25/35 (b)               2,027       2,028
  Washington Mutual, Ser
    2005-AR4, Cl A1, 3.624%,
    04/25/35 (b)                         693         690
  Wells Fargo Mortgage Backed
    Securities Trust, Ser
    2004-S, Cl A5, 3.540%,
    09/25/34 (b)                       1,125       1,070
                                                --------
Total Collateralized Mortgage
  Obligations (Cost $14,979)                      14,841
                                                --------
COMMERCIAL PAPERS (6.0%)
DIVERSIFIED FINANCIAL SERVICES (6.0%)
  Goldman Sachs Group, Inc.
    (The), 4.803%, 04/04/06 (c)        2,000       1,999
  Merrill Lynch & Co., Inc.,
    4.774%, 04/04/06 (c)               3,575       3,572
  Morgan Stanley, 4.773%,
    04/03/06 (c)                       3,575       3,573
  Societe Generale North
    America, 4.774%, 04/06/06
    (c)                                3,575       3,572

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

ULTRA-SHORT BOND FUND -- CONTINUED

--------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)     Value($)
--------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--CONTINUED
  UBS Financial Delaware LLC,
    4.832%, 04/03/06 (c)               2,000       1,999
                                                --------
Total Commercial Papers (Cost
  $14,719)                                        14,715
                                                --------
CORPORATE BONDS (28.9%)
AUTO MANUFACTURERS (1.4%)
  American Honda Finance Corp.,
    4.740%, 01/16/07 (b) (d)           2,500       2,503
  DaimlerChrysler NA Holdings
    Corp., 6.400%, 05/15/06            1,000       1,001
                                                --------
                                                   3,504
                                                --------
BANKS (3.8%)
  Bank One Corp., 7.600%,
    05/01/07                           1,000       1,022
  BankBoston Corp., 6.500%,
    12/19/07                             765         779
  Wachovia Corp., 4.694%,
    07/20/07 (b)                       2,500       2,503
  Wells Fargo & Co., 4.920%,
    03/10/08 (b)                       3,000       3,002
  World Savings Bank FSB,
    4.602%, 10/19/07 (b)               2,100       2,100
                                                --------
                                                   9,406
                                                --------
COMMERCIAL SERVICES (0.6%)
  ERAC USA Finance Co., 6.625%,
    05/15/06 (d)                       1,000       1,002
  ERAC USA Finance Co., 7.350%,
    06/15/08 (d)                         375         389
                                                --------
                                                   1,391
                                                --------
DIVERSIFIED FINANCIAL SERVICES (15.6%)
  Allstate Life Global Funding
    Trusts, Ser 2006-1, 4.980%,
    03/23/09 (b)                       2,000       1,999
  American Express Centurion
    Bank, 4.831%, 11/16/07 (b)         2,150       2,153
  Bear Stearns & Co., Inc.
    (The), 5.700%, 01/15/07              500         502
  Bear Stearns & Co., Inc.
    (The), 4.810%, 04/29/08 (b)        2,500       2,505
  Capital One Financial Corp.,
    7.250%, 05/01/06                   1,000       1,002
  Capital One Financial Corp.,
    8.750%, 02/01/07                     500         513

--------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)     Value($)
--------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--CONTINUED
  CIT Group, Inc., 4.990%,
    05/18/07 (b)                       2,500       2,506
  CIT Group, Inc., 4.000%,
    05/08/08                             775         754
  Citigroup, Inc., 5.000%,
    03/06/07                           1,000         997
  Countrywide Home Loan, Inc.,
    Ser M, 4.970%, 08/25/06 (b)        1,075       1,075
  Credit Suisse First Boston
    USA, Inc., 6.500%, 06/01/08        1,065       1,089
  General Electric Capital
    Corp., 4.125%, 03/04/08            1,500       1,469
  General Electric Capital
    Corp., 4.957%, 03/16/09 (b)        2,250       2,249
  Golden West Financial Corp.,
    4.125%, 08/15/07                     550         542
  Goldman Sachs Group, Inc.
    (The), 4.125%, 01/15/08            1,000         980
  Goldman Sachs Group, Inc.
    (The), 5.025%, 12/22/08 (b)        2,250       2,250
  Household Finance Corp.,
    5.750%, 01/30/07                   1,000       1,004
  HSBC Finance Corp., 4.125%,
    03/11/08                           1,000         979
  John Deere Capital Corp.,
    3.900%, 01/15/08                   1,000         976
  JPMorgan Chase & Co., 5.060%,
    12/18/06 (b)                       3,000       3,004
  Lehman Brothers Holdings,
    Inc., 4.000%, 01/22/08               800         782
  Lehman Brothers Holdings,
    Inc., 4.704%, 10/22/08 (b)           850         851
  Merrill Lynch & Co., Inc.,
    4.831%, 10/27/08                   1,000         990
  Morgan Stanley, 4.709%,
    01/12/07 (b)                       2,500       2,502
  Morgan Stanley, 5.800%,
    04/01/07                           1,000       1,005
  Salomon Smith Barney Holdings,
    6.500%, 02/15/08                     750         767
  SLM Corp., Ser A, 5.110%,
    09/15/06 (b)                       3,000       3,003
                                                --------
                                                  38,448
                                                --------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

ULTRA-SHORT BOND FUND -- CONTINUED

--------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)     Value($)
--------------------------------------------------------
ELECTRIC (0.4%)
  American Electric Power Co.,
    Inc., Ser A, 6.125%,
    05/15/06                             209         209
  Commonwealth Edison, Co.,
    7.625%, 01/15/07                     640         650
                                                --------
                                                     859
                                                --------
ENERGY (0.6%)
  Terra, Ser 2006-1A, 4.942%,
    04/15/36 (b)                       1,500       1,500
                                                --------
INSURANCE (1.3%)
  MetLife Global Funding,
    4.960%, 08/28/06 (b) (d)           3,250       3,251
                                                --------
LODGING (0.5%)
  Park Place Entertainment,
    8.500%, 11/15/06                   1,095       1,113
                                                --------
MEDIA (0.6%)
  Time Warner, Inc., 6.125%,
    04/15/06                           1,000       1,000
  Time Warner, Inc., 6.150%,
    05/01/07                             500         504
                                                --------
                                                   1,504
                                                --------
OIL & GAS (0.4%)
  Devon Energy Corp., 2.750%,
    08/01/06                           1,050       1,041
                                                --------
PIPELINES (0.3%)
  Arkla, Inc., 8.900%, 12/15/06          660         675
                                                --------
TELECOMMUNICATIONS (3.4%)
  BellSouth Corp., 4.874%,
    11/15/07 (b)                       1,940       1,943
  Deutsche Telekom AG, 5.120%,
    03/23/09 (b) (e)                   1,825       1,825
  SBC Communications, Inc.,
    5.750%, 05/02/06 (e)               1,000       1,000
  SBC Communications, Inc.,
    4.951%, 11/14/08 (b)               1,500       1,503
  Telecom Italia Capital SA,
    4.000%, 11/15/08                     545         525
  Verizon Global Funding Corp.,
    6.125%, 06/15/07                     575         580
  Vodafone Group PLC, 4.611%,
    12/28/07 (b)                       1,000       1,000
                                                --------
                                                   8,376
                                                --------
Total Corporate Bonds (Cost
  $71,321)                                        71,068
                                                --------

--------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)     Value($)
--------------------------------------------------------
MASTER NOTES (1.2%)
BANKS (1.2%)
  Bank of America Corp., 4.945%,
    09/14/06 (b)                       3,000       3,000
                                                --------
Total Master Notes (Cost $3,000)                   3,000
                                                --------
MUNICIPAL BONDS (1.1%)
  Missouri Higher Education Loan
    Authority, Student Loan, Ser
    D, RB, 4.750%, 07/01/32 (b)        2,600       2,600
                                                --------
Total Municipal Bonds (Cost
  $2,600)                                          2,600
                                                --------
U.S. GOVERNMENT AGENCIES (11.2%)
FANNIE MAE (4.2%)
  5.150%, 09/21/07, Callable
    06/21/06 @ 100                     4,250       4,241
  5.000%, 11/23/07, Callable
    05/23/06 @ 100                     1,075       1,069
  4.200%, 03/24/08 (e)                 1,500       1,473
  3.250%, 08/15/08                     2,200       2,112
  4.000%, 01/26/09, Callable
    01/26/07 @ 100                     1,475       1,433
                                                --------
                                                  10,328
                                                --------
FEDERAL HOME LOAN BANK (1.1%)
  4.900%, 11/21/07, Callable
    11/21/06 @ 100                     2,000       1,991
  4.000%, 10/15/08, Callable
    04/10/06 @ 100                       760         741
                                                --------
                                                   2,732
                                                --------
FREDDIE MAC (5.9%)
  4.500%, 08/22/07, Callable
    08/22/06 @ 100 (e)                 1,750       1,733
  4.250%, 06/23/08, Callable
    06/23/06 @ 100                     3,475       3,416
  5.050%, 12/08/08, Callable
    12/08/06 @ 100                     4,740       4,721
  4.625%, 12/19/08                     2,305       2,279
  4.875%, 02/17/09                     2,250       2,238
                                                --------
                                                  14,387
                                                --------
Total U.S. Government Agencies
  (Cost $27,610)                                  27,447
                                                --------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

ULTRA-SHORT BOND FUND -- CONTINUED

--------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)     Value($)
--------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGES (17.7%)
FANNIE MAE (5.9%)
  7.510%, 04/01/07                     1,252       1,262
  6.805%, 11/01/07                     1,298       1,308
  4.500%, 04/25/09                       375         374
  5.969%, 06/01/09                       744         750
  6.575%, 07/01/09                     1,822       1,867
  4.500%, 04/01/10                       773         751
  3.500%, 06/25/10                       724         717
  6.250%, 08/25/30                       760         763
  5.022%, 05/01/32 (b)                   430         439
  3.657%, 08/01/33 (b)                   753         728
  5.626%, 09/01/33 (b)                   847         853
  5.589%, 10/01/33 (b)                 1,040       1,063
  3.360%, 01/01/34 (b)                   860         859
  4.337%, 03/01/34 (b)                   920         898
  4.326%, 06/01/35 (b)                   665         655
  4.868%, 09/25/35 (b)                 1,089       1,089
                                                --------
                                                  14,376
                                                --------
FREDDIE MAC (11.6%)
  4.500%, 03/01/08                       603         594
  4.000%, 05/01/08                     1,056       1,027
  4.000%, 06/01/08                       903         879
  4.000%, 03/15/10                     1,173       1,167
  3.500%, 05/15/11                       453         448
  4.000%, 11/15/11                       708         696
  3.750%, 12/15/11                       747         723
  5.000%, 02/15/14                       652         650
  4.500%, 02/15/15 (b)                 2,100       2,062
  5.000%, 05/15/15                     3,530       3,519
  5.000%, 09/15/15                       683         679
  4.500%, 11/15/15                       804         790
  5.500%, 12/15/15                        67          67
  5.000%, 12/15/17                       799         796
  5.049%, 01/15/18 (b)                 3,928       3,934
  3.500%, 05/15/19                       443         436
  5.000%, 12/15/20                       787         784

--------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)     Value($)
--------------------------------------------------------
FREDDIE MAC--CONTINUED
  3.000%, 04/15/21                     2,069       2,044
  3.000%, 04/15/21                     2,258       2,230
  4.000%, 04/15/21                       485         481
  4.500%, 04/15/25                     2,281       2,239
  3.669%, 08/01/33 (b)                   772         753
  4.273%, 03/01/34 (b)                 1,272       1,243
  4.972%, 04/01/34 (b)                   294         291
                                                --------
                                                  28,532
                                                --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (0.2%)
  5.987%, 02/16/24 (b)                   500         507
                                                --------
Total U.S. Government Agency
  Mortgages (Cost $43,951)                        43,415
                                                --------
U.S. TREASURY OBLIGATIONS (3.6%)
U.S. TREASURY NOTES (3.6%)
  4.375%, 11/15/08 (e)                 5,750       5,685
  4.500%, 02/15/09 (e)                 3,200       3,172
                                                --------
Total U.S. Treasury Obligations
  (Cost $8,895)                                    8,857
                                                --------
SHORT-TERM INVESTMENTS (5.9%)
  CSFB Enhanced Liquidity
    Portfolio, 5.006% (f)         14,416,569      14,417
                                                --------
Total Short-Term Investments
  (Cost $14,417)                                  14,417
                                                --------
MONEY MARKET FUNDS (1.8%)
  Federated Prime Value Money
    Market Fund                    4,451,750       4,452
                                                --------
Total Money Market Funds (Cost
  $4,452)                                          4,452
                                                --------
Total Investments (Cost
  $265,768) (a) -- 107.9%                        264,619
Liabilities in excess of other
  assets -- (7.9)%                               (19,362)
                                                --------
Net Assets -- 100.0%                            $245,257
                                                ========

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

ULTRA-SHORT BOND FUND -- CONCLUDED

---------------

(a)Cost for federal income tax purposes is $265,669
   (amount in thousands). Unrealized appreciation/(depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation..................   $   182
      Unrealized Depreciation..................    (1,232)
                                                  -------
      Unrealized Appreciation (Depreciation)...   $(1,050)
                                                  =======

(b)Variable rate security. Rate presented represents rate in effect at March 31, 2006. Maturity date represents actual maturity date.

(c)Rate represents the effective yield at purchase.

(d)Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(e)This security or a partial position of the security was on loan at March 31, 2006. The total value of securities on loan at March 31, 2006 in thousands was $13,985.

(f)This security was purchased with cash collateral held from securities lending.

Cl   -- Class

LLC  -- Limited Liability Corporation

PLC  -- Public Limited Company

RB   -- Revenue Bond

Ser  -- Series

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

--------------------------------------------------------
                                   Shares or
                                   Principal
                                   Amount($)    Value($)
--------------------------------------------------------
MUNICIPAL BONDS (96.9%)
VIRGINIA (92.7%)
  Albemarle County Industrial
    Development Authority,
    Residential Care Facilities,
    Ser A, RB, 5.000%, 01/01/07,
    Callable 05/15/06 @ 100.5            55           55
  Arlington County Industrial
    Development Authority,
    Hospital Facilities, RB,
    5.500%, 07/01/06                  2,000        2,009
  Arlington County Industrial
    Development Authority,
    Hospital Facilities, RB,
    5.500%, 07/01/11                  2,000        2,133
  Arlington County Industrial
    Development Authority,
    Hospital Facilities, RB,
    5.500%, 07/01/17, Callable
    07/01/11 @ 101                    2,225        2,420
  Arlington County Industrial
    Development Authority,
    Resource Recovery, Ser B, RB,
    AMT, 5.375%, 01/01/11,
    Callable 07/01/08 @ 101           2,785        2,878
  Chesapeake Water & Sewer
    Project, GO, 5.000%,
    12/01/19, Callable 12/01/14 @
    101                               2,465        2,618
  Chesapeake, GO, 5.400%,
    12/01/08                          2,500        2,611
  Chesterfield County Public
    Improvement, GO, 5.000%,
    01/01/14                          3,440        3,691
  Commonwealth Transportation
    Board, Ser A, RB, 5.375%,
    05/15/13, Callable 05/01/11 @
    100                               2,045        2,186
  Fairfax County Industrial
    Development Authority, Health
    Care, Inova Health System
    Project, RB, 6.000%,
    08/15/26, Callable 08/15/06 @
    102                                 810          833
  Fairfax County Water Authority,
    RB, 6.000%, 04/01/22,
    Callable 04/01/07 @ 102           5,590        5,824

--------------------------------------------------------
                                   Shares or
                                   Principal
                                   Amount($)    Value($)
--------------------------------------------------------
VIRGINIA--CONTINUED
  Fairfax County, Public
    Improvement, Ser A, GO,
    5.000%, 06/01/06                  1,000        1,003
  Fauquier County Industrial
    Development Authority, RB,
    5.000%, 10/01/06, LOC: Radian     1,180        1,188
  Front Royal & Warren County
    Development Authority, Ser B,
    RB, 5.000%, 04/01/23,
    Callable 04/01/14 @ 100           2,485        2,590
  Greater Richmond Convention
    Center Authority, Hotel Tax,
    RB, 6.000%, 06/15/13,
    Callable 06/15/10 @ 101           3,185        3,492
  Greater Richmond Convention
    Center Authority, Hotel Tax,
    RB, 5.000%, 06/15/14, MBIA        1,575        1,675
  Greater Richmond Convention
    Center Authority, Hotel Tax,
    RB, 5.000%, 06/15/16,
    Callable 06/15/15 @ 100, MBIA     2,855        3,028
  Halifax County Industrial
    Development Authority, RB,
    3.000%, 09/01/06                  1,125        1,122
  Hampton, Ser A, GO, 5.500%,
    07/15/18, Callable 07/15/12 @
    101                               1,275        1,395
  Hanover County Industrial
    Development Authority,
    Regional Medical Care
    Project, RB, 6.375%,
    08/15/18, MBIA                    5,100        5,923
  Henrico County Economic
    Development Authority,
    Residential Care Facilities,
    Baptist Homes, Ser A, RB,
    4.500%, 07/01/10, Callable
    07/01/07 @ 101                      750          749
  Henrico County Economic
    Development Authority,
    Residential Care Facilities,
    Baptist Homes, Ser B, RB,
    4.750%, 07/01/40, Callable
    12/01/07 @ 101                    1,750        1,752

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND -- CONTINUED

--------------------------------------------------------
                                   Shares or
                                   Principal
                                   Amount($)    Value($)
--------------------------------------------------------
VIRGINIA--CONTINUED
  Henrico County Economic
    Development Authority,
    Residential Care Facilities,
    Ser A, RB, 3.750%, 06/01/06         255          255
  Henrico County Economic
    Development Authority,
    Residential Care Facilities,
    Ser A, RB, 4.250%, 06/01/07         525          528
  Henrico County Economic
    Development Authority,
    Residential Care Facilities,
    Ser A, RB, 5.000%, 06/01/10       1,000        1,028
  Henrico County Economic
    Development Authority,
    Residential Care Facilities,
    Ser A, RB, 6.500%, 06/01/22,
    Callable 06/01/12 @ 100           1,000        1,068
  Henrico County Industrial
    Development Authority, Bon
    Secours Health System, Ser B,
    RB, 5.150%, 06/01/07,
    Callable 06/01/06 @ 102, MBIA     2,500        2,545
  Henrico County, GO, 5.000%,
    01/15/08                          2,220        2,275
  Lexington Industrial
    Development Authority,
    Hospital Facility, Ser E01,
    RB, 3.230%, 07/01/30,
    Callable 07/01/10 @ 102, LOC:
    Wachovia Bank NA (b)              3,080        3,079
  Loudoun County Industrial
    Development Authority,
    Loudoun Hospital Center, RB,
    6.000%, 06/01/22, Prerefunded
    06/01/12 @ 101                    1,000        1,116
  Loudoun County Industrial
    Development Authority,
    Residential Care Facilities,
    Ser A, RB, 6.000%, 08/01/24,
    Callable 08/01/14 @ 100           1,000        1,055
  Loudoun County Industrial
    Development Authority,
    Residential Care Facilities,
    Ser B, RB, 5.000%, 08/01/28,
    Callable 08/01/07 @ 101           1,100        1,135

--------------------------------------------------------
                                   Shares or
                                   Principal
                                   Amount($)    Value($)
--------------------------------------------------------
VIRGINIA--CONTINUED
  Loudoun County Sanitation
    Authority, Water & Sewage,
    RB, 5.000%, 01/01/25,
    Callable 01/01/15 @ 100           3,165        3,313
  Loudoun County, Public
    Improvement, Ser B, GO,
    5.000%, 06/01/14                  3,500        3,763
  Loudoun County, Public
    Improvement, Ser B, GO,
    5.000%, 06/01/16, Callable
    06/01/15 @ 100                    4,635        4,976
  Loudoun County, Ser A, GO,
    5.000%, 07/01/13                  3,000        3,214
  Louisa Industrial Development
    Authority, Pollution Control,
    Electric & Power Co., RB,
    5.250%, 12/01/08, Callable
    11/08/06 @ 101                      650          662
  Montgomery County Industrial
    Development Authority, RB,
    5.500%, 01/15/18, Callable
    01/15/12 @ 101, AMBAC             1,865        2,026
  Newport News, GO, 5.250%,
    07/01/15                          3,000        3,280
  Norfolk Industrial Development
    Authority, RB, 6.900%,
    06/01/06, AMBAC                   1,000        1,005
  Peninsula Ports Authority,
    Residential Care Facility,
    Ser A, RB, 7.375%, 12/01/23,
    Callable 12/01/13 @ 100           1,525        1,701
  Portsmouth, Ser A, GO, 5.000%,
    04/01/14                          2,005        2,147
  Richmond, GO, 5.500%, 01/15/12,
    Callable 01/15/11 @ 101, FSA      2,500        2,706
  Richmond, GO, 5.500%, 01/15/18,
    Callable 01/10/11 @ 101, FSA      2,755        2,965
  Roanoke Industrial Development
    Authority, Carilion Health
    System, Ser A, RB, 5.750%,
    07/01/13, Callable 07/01/12 @
    100                               2,000        2,181

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND -- CONTINUED

--------------------------------------------------------
                                   Shares or
                                   Principal
                                   Amount($)    Value($)
--------------------------------------------------------
VIRGINIA--CONTINUED
  Roanoke Industrial Development
    Authority, Carilion Health
    System, Ser A, RB, 5.750%,
    07/01/14, Callable 07/01/12 @
    100                               2,000        2,174
  Roanoke Industrial Development
    Authority, Carilion Health
    System, Ser A, RB, 5.500%,
    07/01/18, Callable 07/01/12 @
    100                               2,000        2,131
  Roanoke Industrial Development
    Authority, Carilion Health
    System, Ser C2, RB, 3.140%,
    07/01/27, FSA (b)                 1,000        1,000
  Roanoke Public Improvement, Ser
    B, GO, 5.000%, 02/01/24,
    Callable 02/01/15 @ 101           2,500        2,633
  Russell County Industrial
    Development Authority,
    Pollution Control,
    Appalachian Power Co.
    Project, Ser I, RB, 2.700%,
    11/01/07, Mandatory Put
    11/01/06 @ 100                    1,000          992
  Southeastern Public Service
    Authority, Ser A, RB, 5.100%,
    07/01/08, MBIA                    1,660        1,713
  Southwest Regional Jail
    Authority Facilities, RB,
    3.000%, 09/01/06                  1,750        1,747
  Spotsylvania County Water &
    Sewer, RB, 5.000%, 06/01/26,
    FSA                               2,635        2,750
  Tobacco Settlement Financing
    Corp., RB, 4.000%, 06/01/13       1,000          998
  Tobacco Settlement Financing
    Corp., RB, 5.250%, 06/01/19,
    Callable 06/01/15 @ 100           1,750        1,786
  Tobacco Settlement Financing
    Corp., RB, 5.500%, 06/01/26,
    Callable 06/01/15 @ 100           3,000        3,076
  University of Virginia, Ser A,
    RB, 3.100%, 06/01/34 (b)          2,000        2,000
  Virginia Beach Development
    Authority, Ser A, RB, 5.375%,
    08/01/16, Callable 08/01/12 @
    100                               1,650        1,776

--------------------------------------------------------
                                   Shares or
                                   Principal
                                   Amount($)    Value($)
--------------------------------------------------------
VIRGINIA--CONTINUED
  Virginia Beach, Public
    Improvement, Ser B, GO,
    5.000%, 05/01/13                  2,500        2,664
  Virginia College Building
    Authority, Educational
    Facilities Project, RB,
    5.375%, 01/01/21, Callable
    01/01/16 @ 100                    3,090        3,457
  Virginia College Building
    Authority, Educational
    Facilities Project, Ser A,
    RB, 5.000%, 02/01/15,
    Callable 02/01/14 @ 100           4,510        4,801
  Virginia College Building
    Authority, Educational
    Facilities, Public Higher
    Education Financing Program,
    Ser A, RB, 5.000%, 09/01/10       3,000        3,157
  Virginia Housing Development
    Authority, Commonwealth
    Mortgage Project, Ser A, RB,
    AMT, 2.000%, 07/01/06               750          747
  Virginia Housing Development
    Authority, Multifamily, Ser
    E, RB, AMT, 5.350%, 11/01/11,
    Callable 01/01/08 @ 102           1,250        1,300
  Virginia Housing Development
    Authority, Multifamily, Ser
    H, RB, AMT, 5.625%, 11/01/18,
    Callable 11/01/09 @ 100           3,500        3,617
  Virginia Housing Development
    Authority, Multifamily, Ser
    I, RB, AMT, 4.875%, 11/01/12,
    Callable 01/01/09 @ 101           1,950        1,997
  Virginia Polytechnic Institute
    & State University, Ser D,
    RB, 5.125%, 06/01/21,
    Callable 06/01/14 @ 101,
    AMBAC                             1,095        1,172
  Virginia Port Authority,
    Commonwealth Port Fund, RB,
    AMT, 5.900%, 07/01/16,
    Callable 07/01/06 @ 101           2,000        2,031
  Virginia Public School
    Authority, School Financing,
    Ser B, RB, 5.125%, 08/01/13,
    Prerefunded 08/01/06 @ 102,
    LOC: St Aid Withholding           1,000        1,025

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND -- CONCLUDED

--------------------------------------------------------
                                   Shares or
                                   Principal
                                   Amount($)    Value($)
--------------------------------------------------------
VIRGINIA--CONTINUED
  Virginia Public School
    Authority, Ser B, RB, 5.000%,
    08/01/13, Callable 08/01/10 @
    101                               2,910        3,070
  Virginia State Resource
    Authority, Senior
    Infrastructure, Ser B, RB,
    5.000%, 11/01/26, Callable
    11/01/14 @ 100                    2,185        2,287
  Virginia Transportation Board
    Contract, Ser B, RB, 6.750%,
    05/15/06                          3,605        3,619
  Winchester, Public Improvement,
    GO, 5.000%, 11/01/18,
    Callable 11/01/15 @ 100, FGIC     2,580        2,752
  York County Industrial
    Development Authority,
    Pollution Control Project,
    RB, 5.500%, 07/01/09,
    Callable 11/08/06 @ 101             640          652
                                                --------
                                                 162,322
                                                --------
PUERTO RICO (4.2%)
  Puerto Rico Commonwealth
    Highway & Transportation
    Authority, Ser AA, RB,
    5.000%, 07/01/06                  1,500        1,505
  Puerto Rico Electric Power
    Authority, Ser RR, RB,
    5.000%, 07/01/26, Callable
    07/01/15 @ 100, XLCA              2,610        2,730
  Puerto Rico Municipal Financial
    Agency, Ser A, GO, 5.000%,
    08/01/22, Callable 08/01/15 @
    100, FSA                          3,000        3,174
                                                --------
                                                   7,409
                                                --------
Total Municipal Bonds (Cost
  $168,194)                                      169,731
                                                --------

--------------------------------------------------------
                                   Shares or
                                   Principal
                                   Amount($)    Value($)
--------------------------------------------------------
MONEY MARKET FUNDS (0.4%)
  Federated Virginia Municipal
    Cash Trust, Institutional
    Class                           753,807          754
                                                --------
Total Money Market Funds (Cost
  $754)                                              754
                                                --------
Total Investments (Cost $168,948)
  (a) -- 97.3%                                   170,485
Other assets in excess of
  liabilities -- 2.7%                              4,747
                                                --------
Net Assets -- 100.0%                            $175,232
                                                ========

---------------

(a)Cost for federal income tax purposes is $168,931
   (amount in thousands). Unrealized appreciation/(depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation...................   $2,354
      Unrealized Depreciation...................     (800)
                                                   ------
      Unrealized Appreciation (Depreciation)....   $1,554
                                                   ======

(b)Variable rate security. Rate presented represents rate in effect at March 31, 2006. Maturity date represents actual maturity date.

AMBAC    -- Security insured by the American Municipal
            Bond Assurance Corporation

AMT      -- Alternative Minimum Tax Paper

FGIC     -- Security insured by the Financial Guaranty
            Insurance Company

FSA      -- Security insured by Financial Security
            Assurance

GO       -- General Obligation

LOC      -- Line of Credit

MBIA     -- Security insured by the Municipal Bond
            Insurance Association

RB       -- Revenue Bond

Ser      -- Series

XLCA     -- Security insured by XL Capital Assurance, Inc.

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

VIRGINIA MUNICIPAL BOND FUND

---------------------------------------------------------
                                    Shares or
                                    Principal
                                    Amount($)    Value($)
---------------------------------------------------------
MUNICIPAL BONDS (96.7%)
DISTRICT OF COLUMBIA (1.9%)
  Metropolitan Washington Airports
    Authority, Airport System, Ser
    A, RB, AMT, 5.500%, 10/01/27,
    Callable 10/01/11 @ 101            1,000       1,064
                                                 -------
VIRGINIA (92.8%)
  Amherst County Service
    Authority, RB, 6.000%,
    12/15/20, Callable 12/15/10 @
    102                                  500         524
  Amherst County Service
    Authority, RB, 6.000%,
    12/15/30, Callable 12/15/10 @
    102                                1,750       1,815
  Blacksburg Polytechnic Institute
    Sanitation Authority, Sewer
    System, RB, 4.150%, 11/01/06         500         502
  Bristol Utility System, RB,
    5.250%, 07/15/23, Callable
    07/15/13 @ 100, MBIA               1,000       1,067
  Chesapeake Bay Bridge & Tunnel
    Commission, Ser A39, RB,
    3.210%, 07/01/25, MBIA (b)         1,495       1,495
  Fairfax County Sewer, RB,
    5.800%, 07/15/22, Callable
    07/15/06 @ 102, MBIA               1,000       1,026
  Fairfax County, GO, 5.000%,
    01/15/26, Callable 01/15/15 @
    100                                1,000       1,050
  Fairfax County, Ser A, GO,
    5.000%, 04/01/16, Callable
    04/01/14 @ 100                     1,000       1,066
  Greater Richmond Convention
    Center Authority, Hotel Tax,
    RB, 5.500%, 06/15/08                 550         569
  Greater Richmond Convention
    Center Authority, Hotel Tax,
    RB, 5.000%, 06/15/25, Callable
    06/15/15 @ 100, MBIA               1,000       1,042
  Greater Richmond Convention
    Center Authority, Hotel Tax,
    RB, 6.125%, 06/15/25, Callable
    06/15/10 @ 101                     1,200       1,321
  Hampton Virginia Golf Course,
    RB, 6.000%, 12/01/12                 866         886

---------------------------------------------------------
                                    Shares or
                                    Principal
                                    Amount($)    Value($)
---------------------------------------------------------
VIRGINIA--CONTINUED
  Hanover County Industrial
    Development Authority,
    Regional Medical Care Project,
    RB, 6.375%, 08/15/18, MBIA         1,000       1,161
  Henrico County Economic
    Development Authority,
    Residential Care Facilities,
    Baptist Homes, Ser A, RB,
    5.500%, 07/01/38, Callable
    07/01/15 @ 100                       500         498
  Henrico County Economic
    Development Authority, Ser A,
    RB, 5.850%, 07/20/19, Callable
    07/20/09 @ 102, GNMA                 400         426
  Henrico County Economic
    Development Authority, Ser A,
    RB, 5.900%, 07/20/29, Callable
    07/20/09 @ 102, GNMA                 500         538
  Henrico County Industrial
    Development Authority, RB,
    AMT, 3.350%, 03/01/16,
    Callable 05/15/06 @ 100, LOC:
    First Union National Bank            985         968
  Henry County Public Service
    Authority, Water & Sewer, RB,
    5.250%, 11/15/13, FSA              1,500       1,623
  Loudoun County Industrial
    Development Authority, Public
    Safety Facilities Lease, Ser
    A, RB, 5.250%, 12/15/17,
    Callable 06/15/14 @ 100            1,110       1,190
  Loudoun County Industrial
    Development Authority,
    Residential Care Facilities,
    Ser A, RB, 6.000%, 08/01/24,
    Callable 08/01/14 @ 100              750         791
  Loudoun County Public
    Improvement, Ser B, GO,
    5.000%, 06/01/17, Callable
    06/01/15 @ 100                     1,000       1,071
  Lynchburg Industrial Development
    Authority, Healthcare
    Facilities, Centra Health, RB,
    5.200%, 01/01/23, Prerefunded
    01/01/08 @ 101                     1,015       1,050

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

VIRGINIA MUNICIPAL BOND FUND -- CONTINUED

---------------------------------------------------------
                                    Shares or
                                    Principal
                                    Amount($)    Value($)
---------------------------------------------------------
VIRGINIA--CONTINUED
  Newport News Redevelopment &
    Housing Authority, RB, 5.850%,
    12/20/30, Callable 08/20/07 @
    102, GNMA                            500         516
  Peninsula Ports Authority,
    Residential Care Facility, Ser
    A, RB, 7.375%, 12/01/23,
    Callable 12/01/13 @ 100              525         586
  Pittsylvania County, Ser B, GO,
    5.625%, 03/01/15, Callable
    03/01/11 @ 102, MBIA               1,000       1,095
  Prince William County Virginia,
    Industrial Development
    Authority, ATCC Lease Project,
    RB, 5.250%, 02/01/16               1,055       1,145
  Richmond Industrial Development
    Authority, Student Housing,
    RB, 5.450%, 01/01/21, Callable
    01/01/11 @ 102                     1,000       1,062
  Richmond Public Utility, RB,
    5.000%, 01/15/23, Callable
    01/15/15 @ 100, FSA                1,000       1,049
  Richmond, GO, 5.500%, 01/15/15,
    Callable 01/15/11 @ 101            1,290       1,390
  Richmond, GO, 5.500%, 01/15/18,
    Callable 01/10/11 @ 101, FSA       1,000       1,076
  Richmond, Public Improvement,
    Ser B, GO, 5.000%, 07/15/16,
    Callable 07/15/15 @ 100, FSA       1,000       1,068
  Roanoke Industrial Development
    Authority, Carilion Health
    System, Ser A, RB, 5.500%,
    07/01/16, Callable 07/01/12 @
    100, MBIA                          1,000       1,067
  Roanoke Industrial Development
    Authority, Carilion Health
    System, Ser A, RB, 5.500%,
    07/01/21, Callable 07/01/12 @
    100, MBIA                          1,000       1,067
  Southeastern Public Service
    Authority, Ser A, RB, 5.100%,
    07/01/08, MBIA                     1,000       1,032
  Spotsylvania County Water &
    Sewer Systems, RB, 5.000%,
    06/01/15, FSA                      1,000       1,072

---------------------------------------------------------
                                    Shares or
                                    Principal
                                    Amount($)    Value($)
---------------------------------------------------------
VIRGINIA--CONTINUED
  Spotsylvania County Water &
    Sewer, RB, 5.000%, 06/01/26,
    FSA                                1,000       1,044
  Tobacco Settlement Financing
    Corp., RB, 4.000%, 06/01/13        1,000         998
  Tobacco Settlement Financing
    Corp., RB, 5.250%, 06/01/19,
    Callable 06/01/15 @ 100              240         245
  Tobacco Settlement Financing
    Corp., RB, 5.500%, 06/01/26,
    Callable 06/01/15 @ 100            1,000       1,025
  University of Virginia, RB,
    5.000%, 06/01/17, Callable
    06/01/15 @ 100                     1,000       1,067
  Upper Occoquan Sewer Authority,
    RB, 5.000%, 07/01/21, Callable
    07/01/15 @ 100, FSA                1,000       1,055
  Upper Occoquan Sewer Authority,
    RB, 5.000%, 07/01/25, Callable
    07/01/15 @ 100, FSA                1,000       1,049
  Virginia College Building
    Authority, Educational
    Facilities, Public Higher
    Education Financing Program,
    Ser A, RB, 5.000%, 09/01/10        1,245       1,310
  Virginia Commonwealth
    Transportation Board, Ser A,
    RB, 5.375%, 05/15/12, Callable
    05/15/11 @ 100                     1,000       1,073
  Virginia Housing Development
    Authority, Ser D, RB, AMT,
    5.375%, 04/01/06                     715         715
  Virginia Polytechnic Institute &
    State University, Ser D, RB,
    5.125%, 06/01/21, Callable
    06/01/14 @ 101, AMBAC              1,000       1,071
  Virginia Port Authority,
    Commonwealth Port Fund, RB,
    AMT, 5.900%, 07/01/16,
    Callable 07/01/06 @ 101            1,000       1,015
  Virginia Public School
    Authority, 5.000%, 08/01/15        1,000       1,071
  Virginia Public School
    Authority, Ser A, RB, 5.000%,
    08/01/24, Callable 08/01/14 @
    100                                1,365       1,428

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

VIRGINIA MUNICIPAL BOND FUND -- CONCLUDED

---------------------------------------------------------
                                    Shares or
                                    Principal
                                    Amount($)    Value($)
---------------------------------------------------------
VIRGINIA--CONTINUED
  Virginia Resources Authority,
    Infrastructure, RB, 5.000%,
    11/01/22, Callable 11/01/13 @
    100                                1,250       1,307
  Virginia Resources Authority,
    Infrastructure, Ser A, RB,
    5.800%, 05/01/30, Callable
    05/01/11 @ 101, MBIA               1,500       1,635
                                                 -------
                                                  52,012
                                                 -------
PUERTO RICO (2.0%)
  Puerto Rico Public Building
    Authority, Ser C, RB, 5.500%,
    07/01/15, CFIG                     1,025       1,137
                                                 -------
Total Municipal Bonds (Cost
  $53,291)                                        54,213
                                                 -------
MONEY MARKET FUNDS (1.4%)
  Federated Virginia Municipal
    Cash Trust, Institutional
    Class                            807,723         808
                                                 -------
Total Money Market Funds (Cost
  $808)                                              808
                                                 -------
Total Investments (Cost $54,099)
  (a) -- 98.1%                                    55,021
Other assets in excess of
  liabilities -- 1.9%                              1,079
                                                 -------
Net Assets -- 100.0%                             $56,100
                                                 =======

---------------

(a)Cost for federal income tax purposes is $54,090 (amount in thousands). Unrealized appreciation/ (depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation...................   $1,201
      Unrealized Depreciation...................     (270)
                                                   ------
      Unrealized Appreciation (Depreciation)....   $  931
                                                   ======

(b)Variable rate security. Rate presented represents rate in effect at March 31, 2006. Maturity date represents actual maturity date.

AMBAC    -- Security insured by the American Municipal
            Bond Assurance Corporation

AMT      -- Alternative Minimum Tax Paper

FSA      -- Security insured by Financial Security
            Assurance

GNMA     -- Security insured by the Government National
            Mortgage Association

GO       -- General Obligation

LOC      -- Line of Credit

MBIA     -- Security insured by the Municipal Bond
            Insurance Association

RB       -- Revenue Bond

Ser      -- Series

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

PRIME QUALITY MONEY MARKET FUND

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
CERTIFICATES OF DEPOSIT (16.1%)
BANKS (15.4%)
  Calyon, Inc. NY, 4.300%,
    04/26/06                       40,000        39,997
  Calyon, Inc. NY, 4.780%,
    01/12/07                       50,000        50,004
  Canadian Imperial Bank NY,
    4.800%, 01/29/07 (b)           50,000        50,000
  Credit Agricole SA, 4.500%,
    04/10/06                       50,000        50,000
  Credit Agricole SA, 4.805%,
    01/29/07                       50,000        50,000
  Credit Suisse NY, 4.825%,
    05/22/06                       25,000        25,000
  Credit Suisse NY, 4.800%,
    01/16/07                       39,000        39,001
  Credit Suisse NY, 5.210%,
    03/29/07                       50,000        50,002
  Credit Suisse NY, 4.740%,
    05/19/06 (b)                   50,000        50,000
  Deutsche Bank AG, 4.805%,
    02/21/07                       75,000        74,956
  First Tennessee Bank,
    4.780%, 04/28/06               50,000        50,000
  Fortis Bank NY, 4.790%,
    05/03/06                       50,000        50,000
  Fortis Bank NY, 3.610%,
    06/07/06                       50,000        50,000
  HSBC Bank PLC, 4.560%,
    04/19/06                       50,000        49,997
  National City Bank, 4.860%,
    10/12/06 (b)                   50,000        50,012
  Nordea Bank Finland PLC NY,
    4.820%, 01/30/07               50,000        50,002
  Royal Bank of Canada NY,
    4.695%, 05/19/06               50,000        50,000
  Royal Bank of Scotland NY,
    4.755%, 10/27/06               25,000        25,001
  Royal Bank of Scotland NY,
    4.840%, 01/30/07               50,000        50,000
  Swedbank, 4.865%, 02/02/07       50,000        50,002
  Toronto-Dominion Bank,
    3.635%, 04/10/06               75,000        75,001
  Wells Fargo Bank NA,
    4.800%, 01/19/07 (b)           50,000        50,000
                                             ----------
                                              1,078,975
                                             ----------

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.7%)
  Alliance & Leicester PLC,
    4.520%, 04/21/06               50,000        49,999
                                             ----------
Total Certificates of Deposit
  (Cost $1,128,974)                           1,128,974
                                             ----------
COMMERCIAL PAPERS (34.6%)
BANKS (9.1%)
  Allied Irish Banks N.A.,
    4.614%, 04/03/06 (c) (d)       20,000        19,995
  Allied Irish Banks N.A.,
    4.624%, 04/13/06 (c) (d)       50,000        49,924
  ANZ National International
    Ltd., 4.942%, 07/10/06
    (c) (d)                         7,850         7,744
  ASB Bank Ltd., 4.626%,
    04/21/06 (c) (d)               49,000        48,875
  DnB Nor Bank ASA, 4.470%,
    04/05/06 (c)                   50,000        49,975
  Rabobank USA Financial
    Corp., 4.329%, 04/03/06
    (c)                            32,025        32,017
  Santander Central Hispano
    International Ltd.,
    4.910%, 06/23/06 (c) (d)       30,000        29,665
  Santander Central Hispano
    International Ltd.,
    4.923%, 07/18/06 (c) (d)       50,000        49,274
  Societe Generale North
    America, 4.784%, 04/03/06
    (c)                            75,000        74,980
  Societe Generale North
    America, 4.662%, 09/05/06
    (c)                            50,000        49,014
  Spintab AB, 4.469%,
    04/04/06 (c)                   48,000        47,982
  Swedbank, 4.480%, 04/04/06
    (c)                            75,000        74,972
  Swedbank, 4.730%, 07/19/06
    (c)                            50,000        49,300
  Westpac Banking Corp.,
    4.703%, 06/30/06 (c) (d)       50,000        49,424
                                             ----------
                                                633,141
                                             ----------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

PRIME QUALITY MONEY MARKET FUND -- CONTINUED

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (22.0%)
  Amstel Funding Corp.,
    4.672%, 05/03/06 (c) (d)       60,000        59,754
  Amstel Funding Corp.,
    4.544%, 05/08/06, LOC:
    ABN Amro Bank N.V. (c)
    (d)                            23,876        23,767
  Barton Capital LLC, 4.579%,
    04/10/06, LOC: AMBAC/
    Societe Generale (c) (d)       75,000        74,916
  Bear Stearns & Co., Inc.,
    4.810%, 09/15/06 (b) (d)       50,000        50,000
  BNP Paribas, 4.339%,
    04/03/06 (c)                   30,000        29,993
  Cheyne Finance LLC, 4.694%,
    04/24/06 (c) (d)               44,775        44,642
  CIT Group, Inc., 4.285%,
    04/06/06 (c)                   36,000        35,979
  CIT Group, Inc., 4.404%,
    04/11/06 (c)                   25,000        24,970
  CIT Group, Inc., 4.706%,
    05/22/06 (c)                   17,650        17,534
  Cullinan Finance Corp.,
    4.559%, 04/12/06 (c) (d)       11,293        11,277
  Cullinan Finance Corp.,
    4.848%, 05/25/06 (c) (d)       50,000        49,639
  Cullinan Finance Corp.,
    4.815%, 06/01/06 (c) (d)       34,141        33,866
  Danske Corp., 4.776%,
    04/07/06 (c) (d)               46,000        45,963
  Dexia Delaware LLC, 4.474%,
    04/04/06 (c)                   17,500        17,494
  Dexia Delaware LLC, 4.474%,
    04/05/06 (c)                   50,000        49,975
  Dresdner US Finance, Inc.,
    4.510%, 04/11/06 (c)           50,000        49,938
  Dresdner US Finance, Inc.,
    4.462%, 04/17/06 (c)           25,000        24,951
  Dresdner US Finance, Inc.,
    4.546%, 05/08/06 (c)           25,000        24,885
  Fairway Finance Corp.,
    4.779%, 04/12/06, LOC:
    Bank of Montreal (c) (d)       50,000        49,927

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--CONTINUED
  Fairway Finance Corp.,
    4.792%, 05/01/06, LOC:
    Bank of Montreal (c) (d)       50,000        49,801
  Fairway Finance Corp.,
    5.015%, 09/13/06, LOC:
    Bank of Montreal (c) (d)       10,390        10,157
  Five Finance, Inc., 4.618%,
    04/11/06 (c) (d)               16,600        16,579
  Five Finance, Inc., 4.783%,
    04/19/06 (c) (d)                6,400         6,385
  Fortis Funding LLC, 4.606%,
    04/03/06 (c) (d)               50,000        49,987
  Grampian Funding LLC,
    4.536%, 05/08/06, LOC:
    HBOS Treasury Services
    PLC (c) (d)                    50,000        49,771
  Greenwich Capital Holdings,
    Inc., 4.590%, 08/25/06
    (b) (d)                        50,000        50,000
  Greenwich Capital Holdings,
    Inc., 4.651%, 09/11/06
    (b)                            25,000        25,000
  HBOS Treasury Services PLC,
    4.485%, 04/06/06 (c)           59,700        59,663
  HSBC USA, Inc., 4.480%,
    04/04/06 (c)                   26,000        25,990
  ING US Funding LLC, 4.588%,
    04/07/06 (c)                   50,000        49,962
  Kitty Hawk Funding Corp.,
    4.707%, 04/03/06, LOC:
    Bank of America NA (c)
    (d)                            11,711        11,708
  National Australia Funding
    Delaware, Inc., 4.727%,
    04/04/06 (c) (d)               20,400        20,392
  Nordea North America, Inc.,
    4.584%, 05/25/06 (c)           11,500        11,423
  Old Line Funding LLC,
    4.852%, 04/03/06, LOC:
    Royal Bank of Canada (c)
    (d)                            55,027        55,012
  Old Line Funding LLC,
    4.572%, 04/04/06, LOC:
    Royal Bank of Canada (c)
    (d)                            18,525        18,518

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

PRIME QUALITY MONEY MARKET FUND -- CONTINUED

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--CONTINUED
  Old Line Funding LLC,
    4.711%, 04/07/06, LOC:
    Royal Bank of Canada (c)
    (d)                             9,178         9,171
  Old Line Funding LLC,
    4.783%, 04/19/06, LOC:
    Royal Bank of Canada (c)
    (d)                            13,571        13,539
  Park Avenue Receivables
    Corp., 4.757%, 04/18/06,
    LOC: JPMorgan Chase Bank
    (c) (d)                        56,211        56,085
  Scaldis Capital LLC,
    4.948%, 07/19/06, LOC:
    Fortis Bank SA/NV (c) (d)      21,864        21,542
  Solitaire Funding LLC,
    5.025%, 09/27/06, LOC:
    HSBC Bank PLC (c) (d)          50,000        48,782
  Southern Co. Funding Corp.,
    4.743%, 04/12/06 (c) (d)       17,000        16,975
  Stanfield Victoria Funding
    LLC, 4.645%, 06/20/06 (c)
    (d)                            45,000        44,545
  Surrey Funding Corp.,
    4.614%, 04/12/06, LOC:
    Barclays Bank PLC (c) (d)      19,000        18,973
  UBS Finance Delaware LLC,
    4.535%, 04/28/06 (c)           14,700        14,651
  UBS Finance Delaware LLC,
    4.930%, 07/07/06 (c)           44,960        44,371
  Whistlejacket Capital Ltd.,
    4.681%, 04/04/06 (c) (d)       15,748        15,742
  Whistlejacket Capital Ltd.,
    4.584%, 05/26/06 (c) (d)       10,227        10,157
                                             ----------
                                              1,544,351
                                             ----------
INSURANCE (3.5%)
  ING America Insurance
    Holdings, 4.480%,
    04/05/06 (c)                   48,000        47,976
  ING America Insurance
    Holdings, 4.551%,
    04/17/06 (c)                   60,000        59,880

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
INSURANCE--CONTINUED
  ING America Insurance
    Holdings, 4.796%,
    05/16/06 (c)                   50,000        49,703
  Swiss RE Financial Services
    Corp., 4.259%, 04/03/06
    (c) (d)                        50,000        49,988
  Swiss RE Financial Services
    Corp., 4.795%, 10/20/06
    (c) (d)                        35,000        34,091
                                             ----------
                                                241,638
                                             ----------
Total Commercial Papers (Cost
  $2,419,130)                                 2,419,130
                                             ----------
CORPORATE BONDS (45.0%)
AGRICULTURE (0.4%)
  Cargill, Inc., 6.250%,
    05/01/06 (d)                   29,770        29,829
                                             ----------
AUTO MANUFACTURERS (1.3%)
  American Honda Finance
    Corp., 4.700%, 05/12/06
    (b) (d)                        50,000        50,000
  American Honda Finance
    Corp., 4.510%, 07/10/06
    (b) (d)                        40,000        40,000
                                             ----------
                                                 90,000
                                             ----------
AUTOMOBILE ABS (1.3%)
  Honda Auto Receivables
    Owner Trust, Ser 2005-6,
    Cl A1, 4.512%, 12/18/06
    (b)                            14,535        14,535
  Nissan Auto Receivables
    Owner Trust, Ser 2005-C,
    Cl A1, 3.861%, 09/15/06         8,814         8,813
  Nissan Auto Receivables
    Owner Trust, Ser 2006-A,
    Cl A1, 4.663%, 02/15/07        34,866        34,867
  USAA Auto Owner Trust, Ser
    2005-4, Cl A1, 4.400%,
    12/15/06 (b)                   15,482        15,476
  Volkswagen Auto Loan
    Enhanced Trust, Ser
    2005-1, Cl A1, 4.366%,
    11/20/06                       20,469        20,469
                                             ----------
                                                 94,160
                                             ----------
BANKS (8.3%)
  Bank of America N.A.,
    4.810%, 06/07/06 (b)           15,000        15,000

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

PRIME QUALITY MONEY MARKET FUND -- CONTINUED

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
BANKS--CONTINUED
  Bank of New York Co., Inc.,
    4.858%, 04/27/07 (b) (d)       25,000        25,000
  Marshall & Ilsley Bank,
    5.176%, 12/15/06               50,000        50,123
  National Australia Bank,
    4.640%, 03/07/07 (b) (d)       75,000        75,000
  National City Bank
    Cleveland, 4.795%,
    01/22/07 (b)                   50,000        50,000
  Northern Rock PLC, 4.661%,
    02/05/07 (b) (d)               50,000        50,000
  Royal Bank of Canada,
    4.600%, 03/30/07 (b)           75,000        75,000
  Skandianaviska Enskil
    Banken, 4.681%, 02/09/07
    (b) (d)                        50,000        50,000
  Wachovia Bank N.A., 4.611%,
    12/04/06 (b)                   17,000        17,000
  Wachovia Corp., 4.985%,
    12/08/06 (b)                   50,000        50,022
  Wells Fargo & Co., 4.683%,
    04/03/07 (b)                   10,000        10,000
  Wells Fargo & Co., 4.739%,
    04/13/07 (b) (d)               50,000        50,000
  Westpac Banking Corp.,
    4.721%, 02/16/07 (b) (d)       60,000        60,000
                                             ----------
                                                577,145
                                             ----------
COMPUTERS (0.4%)
  IBM Corp., 4.680%, 04/05/07
    (b) (d)                        25,000        25,000
                                             ----------
DIVERSIFIED FINANCIAL SERVICES (32.8%)
  Alliance & Leicester PLC,
    4.680%, 04/05/07 (b) (d)       30,000        30,000
  American Express Credit
    Corp., 4.761%, 04/05/07
    (b)                            90,000        90,000
  Bear Stearns & Co., Inc.,
    4.861%, 04/28/07 (b)          125,000       124,999
  Beta Finance, Inc., 4.820%,
    07/26/06 (b) (d)               50,000        50,000
  Beta Finance, Inc., 4.805%,
    02/06/07 (b) (d)               75,000        74,994
  Beta Finance, Inc., 4.808%,
    02/08/07 (b) (d)               30,000        29,997
  BMW US Capital LLC, 4.149%,
    06/07/06 (b)                   50,000        50,030

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--CONTINUED
  Cheyne Finance LLC, 4.818%,
    02/26/07 (b) (d)               50,000        49,999
  Cheyne Finance LLC, 4.817%,
    03/26/07 (b) (d)               50,000        49,999
  CIT Group, Inc., 4.750%,
    05/12/06 (b)                   41,500        41,500
  CIT Group, Inc., 4.800%,
    08/18/06 (b)                   50,000        50,011
  Cullinan Finance Corp.,
    5.170%, 01/25/07 (d)           50,000        50,000
  Dorada Finance, Inc.,
    4.808%, 01/12/07 (b) (d)       50,000        49,996
  Dorada Finance, Inc.,
    4.808%, 02/14/07 (b) (d)       50,000        49,996
  Five Finance, Inc., 4.805%,
    02/28/07 (b) (d)               50,000        49,995
  General Electric Capital
    Corp., 4.910%, 05/12/06
    (b)                            10,115        10,117
  General Electric Capital
    Corp., 4.791%, 04/09/07
    (b)                            69,000        69,000
  Goldman Sachs Group, Inc.,
    4.810%, 10/27/06 (b)           29,315        29,346
  Goldman Sachs Group, Inc.,
    4.769%, 04/13/07 (b) (d)      100,000       100,000
  HSBC Finance Corp., 5.750%,
    01/30/07                       22,500        22,676
  K2 (USA) LLC, 4.810%,
    01/11/07 (b) (d)               15,000        14,999
  K2 (USA) LLC, 4.910%,
    12/04/06 (b) (d)               50,000        50,000
  K2 (USA) LLC, 4.820%,
    12/08/06 (b) (d)               50,000        49,997
  K2 (USA) LLC, 4.810%,
    02/08/07 (b) (d)               60,000        59,995
  Lehman Brothers, Inc.,
    6.250%, 05/15/06               25,000        25,075
  Liberty Light US Capital,
    4.680%, 05/11/06 (b) (d)       50,000        49,999
  Liberty Light US Capital,
    4.825%, 01/05/07 (b) (d)       25,000        25,000
  Liberty Light US Capital,
    4.820%, 01/25/07 (b) (d)       75,000        74,994
  Liquid Funding Ltd.,
    4.645%, 08/07/06 (b) (d)       50,000        49,998

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

PRIME QUALITY MONEY MARKET FUND -- CONTINUED

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--CONTINUED
  Liquid Funding Ltd.,
    4.732%, 11/17/06 (b) (d)       30,000        29,997
  Liquid Funding Ltd.,
    4.844%, 11/28/06 (b) (d)       40,000        40,000
  Liquid Funding Ltd.,
    4.845%, 12/29/06 (b) (d)       15,000        14,998
  Liquid Funding Ltd.,
    4.815%, 03/15/07 (b) (d)       50,000        49,991
  Merrill Lynch & Co., Inc.,
    5.120%, 06/09/06 (b)           17,000        17,008
  Merrill Lynch & Co., Inc.,
    4.721%, 04/04/07 (b)           30,000        30,000
  Morgan Stanley, 4.779%,
    04/13/07 (b)                   75,000        75,000
  Morgan Stanley, 4.910%,
    04/13/07 (b)                   48,500        48,500
  National Rural Utilities
    Cooperative Finance
    Corp., 6.000%, 05/15/06        37,987        38,085
  Sigma Finance, Inc.,
    4.767%, 05/02/06 (b) (d)       50,000        50,000
  Sigma Finance, Inc.,
    4.945%, 11/06/06 (b) (d)       50,000        50,005
  Sigma Finance, Inc.,
    4.920%, 12/05/06 (b) (d)       50,000        50,000
  Sigma Finance, Inc.,
    4.820%, 01/16/07 (b) (d)       30,000        30,000
  Stanfield Victoria LLC,
    4.815%, 12/22/06 (b) (d)       50,000        49,991
  Stanfield Victoria LLC,
    4.830%, 01/22/07 (b) (d)       50,000        49,996
  Stanfield Victoria LLC,
    4.920%, 01/26/07 Callable
    04/18/06 @ 100 (d)             40,000        40,000
  Whistlejacket Capital Ltd.,
    4.820%, 01/12/07 (b) (d)       30,000        29,997
  Whistlejacket Capital Ltd.,
    4.820%, 01/17/07 (b) (d)       75,000        74,991
  Whistlejacket Capital Ltd.,
    4.815%, 02/06/07 (b) (d)       50,000        49,998
                                             ----------
                                              2,291,269
                                             ----------
INSURANCE (0.5%)
  Jefferson-Pilot Capital
    Corp., 4.783%, 02/16/07
    (b) (d)                        35,000        35,000
                                             ----------
Total Corporate Bonds (Cost
  $3,142,403)                                 3,142,403
                                             ----------

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
MASTER NOTES (2.7%)
BANKS (2.7%)
  Bank of America Corp.,
    4.945%, 09/14/06 (b)          190,000       190,000
                                             ----------
Total Master Notes (Cost
  $190,000)                                     190,000
                                             ----------
MONEY MARKET FUNDS (1.3%)
  Federated Prime Value Money
    Market Fund                90,000,000        90,000
                                             ----------
Total Money Market Funds
  (Cost $90,000)                                 90,000
                                             ----------
REPURCHASE AGREEMENTS (0.8%)
  Bear Stearns & Co., Inc.,
    4.745%, dated 03/31/06,
    to be repurchased on
    04/03/06, repurchase
    price $7,125,787
    (collateralized by U.S.
    Government Securities,
    5.000%, due 06/15/31;
    total market value
    $7,268,725)                     7,123         7,123
  BNP Paribas, 4.655%, dated
    03/31/06, to be
    repurchased on 04/03/06,
    repurchase price
    $5,869,840
    (collateralized by U.S.
    Government Securities,
    DN, due 01/22/16; total
    market value $5,985,000)        5,868         5,868
  Lehman Brothers, Inc.,
    4.755%, dated 03/31/06,
    to be repurchased on
    04/03/06, repurchase
    price $13,304,027
    (collateralized by U.S.
    Government Securities,
    DN, due 12/01/34; total
    market value $13,567,534)      13,299        13,299
  Merrill Lynch & Co., Inc.,
    4.725%, dated 03/31/06,
    to be repurchased on
    04/03/06, repurchase
    price $7,373,147
    (collateralized by U.S.
    Government Securities,
    5.500%, due 02/01/35;
    total market value
    $7,518,177)                     7,370         7,370

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

PRIME QUALITY MONEY MARKET FUND -- CONCLUDED

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
REPURCHASE AGREEMENTS--CONTINUED
  Morgan Stanley, 4.705%,
    dated 03/31/06, to be
    repurchased on 04/03/06,
    repurchase price
    $6,422,030
    (collateralized by U.S.
    Government Securities,
    4.500%, due 10/01/18;
    total market value
    $7,015,912)                     6,419         6,419
  UBS Warburg LLC, 4.755%,
    dated 03/31/06, to be
    repurchased on 04/03/06,
    repurchase price
    $14,505,381
    (collateralized by U.S.
    Government Securities,
    2.318%, due 10/26/23;
    total market value
    $14,790,213)                   14,500        14,500
                                             ----------
Total Repurchase Agreements
  (Cost $54,579)                                 54,579
                                             ----------
Total Investments (Cost
  $7,025,086) (a) -- 100.5%                   7,025,086
Liabilities in excess of
  other assets -- (0.5)%                        (32,653)
                                             ----------
Net Assets -- 100.0%                         $6,992,433
                                             ==========

---------------

(a)Aggregate cost for federal income tax and financial reporting purposes is the same.

(b)Variable rate security. Rate presented represents rate in effect at March 31, 2006. Maturity date represents actual maturity date.

(c)Rate represents the effective yield at purchase.

(d)Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

Cl    -- Class

DN    -- Discount Note

LLC   -- Limited Liability Company

PLC   -- Public Limited Company

Ser   -- Series

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

TAX-EXEMPT MONEY MARKET FUND

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
MUNICIPAL BONDS (97.0%)
ALABAMA (1.4%)
  Birmingham-Carraway Special
    Care Facilities Financing
    Authority, Carraway
    Methodist Health Project,
    Ser A, RB, 3.210%,
    08/15/28, LOC: AmSouth
    Bank (b)                        2,900         2,900
  Cherokee Industrial
    Development Board, The
    BOC Group Project, RB,
    3.180%, 04/01/08, LOC:
    Wachovia Bank of Georgia
    (b)                             3,500         3,500
  Daphne-Villa Mercy Special
    Care Facilities Financing
    Authority, Mercy Medical
    Project, RB, 3.190%,
    12/01/27, LOC: AmSouth
    Bank (b)                       12,500        12,500
  Marion Educational Building
    Authority, Judson College
    Project, RB, 3.230%,
    01/01/33, LOC: SouthTrust
    Bank N.A. (b)                   6,620         6,620
                                             ----------
                                                 25,520
                                             ----------
ALASKA (2.4%)
  Valdez Marine Terminal,
    Exxon Pipeline Co.
    Project, RB, 3.120%,
    10/01/25 (b)                   25,000        25,000
  Valdez Marine Terminal,
    ExxonMobil Project, RB,
    3.120%, 12/01/29 (b)           20,000        20,000
                                             ----------
                                                 45,000
                                             ----------
CALIFORNIA (5.1%)
  California Housing Finance
    Agency, Home Mortgage,
    Ser U, RB, AMT, 3.200%,
    02/01/31, FSA (b)              36,300        36,300
  California Housing Finance
    Agency, Home Mortgage,
    Ser U, RB, AMT, 3.200%,
    02/01/32, FSA (b)               8,900         8,900

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
CALIFORNIA--CONTINUED
  Los Angeles Regional
    Airports Improvement
    Corp., Sublease L.A.
    International, RB,
    3.150%, 12/01/25, LOC:
    Societe Generale (b)           25,000        25,000
  Los Angeles Unified School
    District, Ser PT-3191,
    GO, 3.210%, 07/01/25,
    Callable 07/01/15 @ 100,
    FGIC (b)                        8,000         8,000
  San Francisco City & County
    Housing Authority,
    Valencia Gardens Housing,
    RB, AMT, 3.200%,
    09/01/49, LOC: Citibank
    N.A. (b)                       15,000        15,000
                                             ----------
                                                 93,200
                                             ----------
COLORADO (0.3%)
  Colorado Housing & Finance
    Authority, St. Moritz
    Project, Ser H, RB,
    3.170%, 10/15/16, FNMA
    (b)                             5,415         5,415
                                             ----------
DISTRICT OF COLUMBIA (1.1%)
  District of Columbia,
    Planned Parenthood
    Project, RB, 3.180%,
    12/01/29, LOC: Bank of
    America N.A. (b)                6,245         6,245
  District of Columbia, The
    Phillips Collection
    Issue, RB, 3.180%,
    08/01/33, LOC: Bank of
    America N.A. (b)                5,400         5,400
  District of Columbia,
    Thurgood Marshall Center
    Trust, RB, 3.200%,
    11/01/27, LOC: Branch
    Banking & Trust Co. (b)         3,345         3,345
  Metropolitan Washington
    Airports, Ser 05-A, RB,
    3.350%, 06/14/06, LOC:
    Bank of America (b)             6,000         6,000
                                             ----------
                                                 20,990
                                             ----------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

TAX-EXEMPT MONEY MARKET FUND -- CONTINUED

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
FLORIDA (6.1%)
  De Soto County Industrial
    Development, Tremron
    Project, RB, 3.300%,
    11/01/15, LOC: Branch
    Banking & Trust Co. (b)         3,800         3,800
  Florida Department of
    Environmental Protection,
    Preservation, Ser
    PT-3335, RB, 3.210%,
    07/01/24, Callable
    07/01/15 @ 101, MBIA (b)       20,000        20,000
  Florida Housing Finance
    Agency, Bainbridge
    Project, Ser M, RB, AMT,
    3.200%, 12/01/25, FNMA
    (b)                             6,170         6,170
  Florida Housing Finance
    Corp., Brentwood Club
    Apartments Project, Ser
    A-1, RB, AMT, 3.190%,
    01/15/35, FNMA (b)             10,400        10,400
  Florida Housing Finance
    Corp., Ser MT-169, RB,
    3.250%, 10/01/32, FHLMC        12,750        12,750
  Florida Housing Finance
    Corp., St. Andrews Pointe
    Apartments Project, Ser
    E-1, RB, AMT, 3.180%,
    06/15/36, FNMA (b)              8,615         8,615
  Florida Housing Finance
    Corp., Stone Harbor
    Apartments Project, Ser
    K, RB, AMT, 3.200%,
    07/15/36, LOC: AmSouth
    Bank (b)                        5,560         5,560
  Hillsborough County
    Industrial Development
    Authority, Independent
    Day School Project, RB,
    3.230%, 09/01/26, LOC:
    Bank of America N.A. (b)        2,300         2,300

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
FLORIDA--CONTINUED
  Manatee County St.,
    Stephens Upper School
    Project, RB, 3.230%,
    11/01/25, LOC: Bank of
    America N.A. (b)                3,200         3,200
  Miami-Dade County
    Industrial Development
    Authority, Gulliver
    Schools Project, RB,
    3.230%, 09/01/29, LOC:
    Bank of America N.A. (b)        7,050         7,050
  Orange County Housing
    Finance Authority,
    Charleston Club
    Apartments Project, Ser
    A, RB, AMT, 3.200%,
    07/15/34, FNMA (b)              7,000         7,000
  Santa Rosa County Health
    Facilities Authority,
    Baptist Hospital, Inc.
    Project, RB, 3.180%,
    10/01/21, LOC: Bank of
    America N.A. (b)                7,700         7,700
  Sarasota County Health
    Facility Authority, Bay
    Village Project, RB,
    3.230%, 12/01/23, LOC:
    Bank of America N.A. (b)        4,100         4,100
  Tampa Bay Water Utility
    System, Regional Water
    Supply Authority, RB,
    AMT, 3.230%, 10/01/31,
    LOC: Bank of America N.A.
    (b)                             9,100         9,100
  University of North Florida
    Foundation, Inc., Parking
    Systems Project, RB,
    3.230%, 05/01/28, LOC:
    First Union National Bank
    (b)                             5,400         5,400
                                             ----------
                                                113,145
                                             ----------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

TAX-EXEMPT MONEY MARKET FUND -- CONTINUED

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
GEORGIA (1.5%)
  Atlanta Airport, Ser 313,
    RB, AMT, 3.240%,
    01/01/18, Callable
    01/01/10 @ 101, FGIC (b)        3,335         3,335
  Bulloch County Development
    Authority, Ser PT-2594,
    RB, 3.210%, 08/01/26,
    Callable 08/01/15 @ 100,
    XLCA (b)                        4,090         4,090
  Cobb County Development
    Authority, Kennesaw State
    University Project, RB,
    3.180%, 11/01/18, AMBAC
    (b)                             4,820         4,820
  Houston County Development
    Authority, Clean Control
    Corp. Project, RB, AMT,
    3.300%, 06/01/20, LOC:
    Branch Banking & Trust
    Co. (b)                         2,625         2,625
  Metropolitan Atlanta Rapid
    Transit Authority, Ser
    SG-57, RB, 3.210%,
    07/01/20, AMBAC (b)             5,000         5,000
  Savannah Economic
    Development Authority,
    Exempt Facilities --
    Consolidated Utilities,
    Inc. Project, RB, AMT,
    3.300%, 12/01/19, LOC:
    Branch Banking & Trust
    Co. (b)                         2,090         2,090
  Savannah Economic
    Development Authority,
    Kennickell Printing Co.
    Project, RB, AMT, 3.300%,
    09/01/11, LOC: Branch
    Banking & Trust Co. (b)         1,410         1,410
  Toombs County Hospital
    Authority, Meadows
    Regional Medical Center
    Project, RB, 3.200%,
    12/01/17, LOC: Branch
    Banking & Trust Co. (b)         4,500         4,500
                                             ----------
                                                 27,870
                                             ----------

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
HAWAII (0.3%)
  Hawaii State Airport
    System, Ser PA-1110, RB,
    AMT, 3.000%, 07/01/09,
    FGIC (b)                        4,995         4,995
                                             ----------
ILLINOIS (11.2%)
  Bloomington-Normal Airport
    Authority, GO, 3.600%,
    01/01/12, LOC: Bank One
    N.A. (b)                          600           600
  Chicago Airport Special
    Facilities, Centerpoint
    O'Hare LLC Project, RB,
    AMT, 3.260%, 09/01/32,
    LOC: Bank One N.A. (b)          2,800         2,800
  Chicago Waterworks, Merlots
    Project, Ser A 02, GO,
    3.370%, 11/01/30 (b)           14,920        14,920
  Chicago, Merlots Project,
    Ser WWW, GO, 3.210%,
    01/01/22, AMBAC (b)            11,000        11,000
  Illinois Educational
    Facilities Authority,
    Chicago Children's Museum
    Project, RB, 3.280%,
    02/01/28, LOC: Bank One
    N.A. (b)                        1,600         1,600
  Illinois Educational
    Facilities Authority,
    Museum of Science &
    Industry Project, RB,
    3.280%, 11/01/15, LOC:
    Northern Trust Co. (b)          4,200         4,200
  Illinois Finance Authority,
    Alexian Brothers Health
    Project, RB, 3.180%,
    04/01/35, LOC: Bank One
    N.A. (b)                       31,000        31,000
  Illinois Finance Authority,
    Resurrection Health, Ser
    B, RB, 3.180%, 05/15/35,
    LOC: JPMorgan Chase & Co.
    (b)                            42,700        42,700

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

TAX-EXEMPT MONEY MARKET FUND -- CONTINUED

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
ILLINOIS--CONTINUED
  Illinois Finance Authority,
    Resurrection Health, Ser
    C, RB, 3.190%, 05/15/35,
    LOC: Lasalle Bank N.A.
    (b)                            70,100        70,100
  Illinois Health Facilities
    Authority, Advocate
    Health Care Project, Ser
    B, RB, 3.180%,
    08/15/22 (b)                    2,000         2,000
  Illinois Health Facilities
    Authority, Proctor
    Hospital Project, RB,
    3.280%, 01/01/12, LOC:
    Bank One N.A. (b)               3,000         3,000
  Illinois State, Merlots
    Project, Ser B04, GO,
    3.210%, 12/01/24,
    Callable 01/01/12 @100,
    FSA (b)                         7,225         7,225
  Lockport Industrial
    Development, Panduit
    Corp. Project, RB, AMT,
    3.270%, 04/01/25, LOC:
    Fifth Third Bank (b)            2,000         2,000
  Macon County, Millikin
    University Project, RB,
    3.200%, 10/01/28, AMBAC
    (b)                             5,050         5,050
  Naperville, Heritage YMCA
    Group, Inc. Project, RB,
    3.170%, 12/01/29, LOC:
    Fifth Third Bank (b)            7,000         7,000
  Savanna Industrial
    Development, Metform
    Corp. Project, Ser A, RB,
    AMT, 3.290%, 05/01/14,
    LOC: Bank One N.A. (b)            500           500
  Savanna Industrial
    Development, Metform
    Corp. Project, Ser B, RB,
    AMT, 3.500%, 06/01/09,
    LOC: Bank One N.A. (b)          1,400         1,400

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
ILLINOIS--CONTINUED
  Wheeling Industrial
    Development, Circuit
    Service, Inc. Project,
    RB, AMT, 3.500%,
    04/01/18, LOC: Bank One
    Illinois N.A. (b)               1,400         1,400
                                             ----------
                                                208,495
                                             ----------
INDIANA (3.0%)
  Elkhart County Economic
    Development, Holly Park,
    Inc. Project, RB, AMT,
    3.500%, 02/01/10, LOC:
    Bank One Indiana N.A. (b)       1,100         1,100
  Fort Wayne Economic
    Development, Notre Dame
    Technical Project, RB,
    AMT, 3.290%, 07/01/09,
    LOC: Bank One N.A. (b)          1,000         1,000
  Indiana Bond Bank, RB,
    3.430%, 02/01/22,
    Callable 02/01/15 @ 100,
    FGIC (b)                        5,150         5,150
  Indiana Development Finance
    Authority, Christel House
    Project, RB, 3.170%,
    02/01/23, LOC: Fifth
    Third Bank (b)                  6,255         6,255
  Indiana Development Finance
    Authority, Culver
    Educational Foundation
    Project, RB, 3.220%,
    01/01/32, LOC: Northern
    Trust Co. (b)                  12,700        12,700
  Indiana Development Finance
    Authority, Indiana
    Historical Society
    Project, RB, 3.220%,
    08/01/31, LOC: Bank One
    Indiana N.A. (b)                1,200         1,200
  Indiana Health Facility
    Financing Authority,
    Clarian Health Partners,
    Inc. Project, Ser B, RB,
    3.200%, 02/15/26, LOC:
    JPMorgan Chase & Co. (b)        2,000         2,000

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

TAX-EXEMPT MONEY MARKET FUND -- CONTINUED

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
INDIANA--CONTINUED
  La Porte County Economic
    Development, Pedcor
    Investments-Woodland
    Project, RB, AMT, 3.290%,
    10/01/29, FHLB (b)              1,200         1,200
  Marion Economic
    Development, Wesleyan
    University Project, RB,
    3.180%, 06/01/36, LOC:
    Bank of America N.A. (b)       10,000        10,000
  Marshall County Economic
    Development, Culver
    Educational Foundation
    Project, RB, 3.220%,
    01/01/35, LOC: Bank One
    N.A. (b)                        8,300         8,300
  MSD Warren Township Vision
    2005 School Building
    Corp., Merlots Project,
    Ser A52, RB, 3.210%,
    07/15/20, FGIC (b)              6,595         6,595
                                             ----------
                                                 55,500
                                             ----------
IOWA (0.6%)
  City of Des Moines, Airport
    Passenger Facility, Ser
    A, RB, 3.150%, 04/05/06,
    LOC: Bank of America            5,000         5,000
  Iowa Higher Education Loan
    Authority, Private
    College-Graceland
    Project, RB, 3.230%,
    02/01/33, LOC: Bank of
    America N.A. (b)                3,600         3,600
  Sac County Industrial,
    Evapco, Inc. Project, RB,
    AMT, 3.280%, 07/01/16,
    LOC: Bank of America N.A.
    (b)                             2,400         2,400
                                             ----------
                                                 11,000
                                             ----------

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
KENTUCKY (0.9%)
  Campbell County Industrial
    Building, Hospital
    Imaging Co., Inc.
    Project, RB, 3.190%,
    04/01/20, LOC: Fifth
    Third Bank (b)                  2,705         2,705
  Kentucky State Turnpike
    Authority, Economic
    Development, Ser PT-2702,
    RB, 3.210%, 07/01/22,
    Callable 07/01/15 @ 100,
    AMBAC (b)                      14,060        14,060
                                             ----------
                                                 16,765
                                             ----------
MARYLAND (1.4%)
  Maryland Community
    Development
    Administration,
    Department of Housing &
    Community Development,
    People's Resource Center,
    Ser C, RB, AMT, 3.210%,
    09/01/35, LOC: Lloyds TSB
    Bank PLC (b)                   15,040        15,040
  Maryland State Economic
    Development Corp., YMCA
    of Central Maryland, Inc.
    Project, RB, 3.200%,
    04/01/28, LOC: Branch
    Banking & Trust Co. (b)         3,950         3,950
  Maryland State, Ser PA-816,
    GO, 3.190%, 03/01/12,
    LOC: Merrill Lynch
    Capital Services, Inc.
    (b)                             5,995         5,995
                                             ----------
                                                 24,985
                                             ----------
MASSACHUSETTS (6.3%)
  Massachusetts Bay
    Transportation Authority,
    Sales Tax, Ser PT-2581,
    RB, 3.190%, 07/01/26,
    LOC: Dexia Credit Local
    (b)                            29,960        29,960

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

TAX-EXEMPT MONEY MARKET FUND -- CONTINUED

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
MASSACHUSETTS--CONTINUED
  Massachusetts Development
    Finance Agency, Boston
    University, Ser R-4, RB,
    3.140%, 10/01/42, XLCA
    (b)                            15,000        15,000
  Massachusetts Housing
    Finance Agency, Ser
    PA-1333, RB, AMT, 3.200%,
    07/01/25, Callable
    07/01/13 @ 100, FSA (b)        37,165        37,165
  Massachusetts State Special
    Obligations, Dedicated
    Tax, Ser PT-3050, RB,
    3.190%, 01/01/30, FGIC
    (b)                            24,960        24,960
  Massachusetts State, Ser
    PT-1390, GO, 3.190%,
    03/01/10, FSA (b)               9,905         9,905
                                             ----------
                                                116,990
                                             ----------
MICHIGAN (0.6%)
  ABN Amro Munitops
    Certificate Trust, Ser
    2004-2, RB, AMT, 3.270%,
    12/20/11, GNMA (b)              9,780         9,780
  Oakland County Economic
    Development Corp., Moody
    Family Ltd. Project, RB,
    AMT, 3.380%, 09/01/12,
    LOC: Bank One Michigan
    (b)                               500           500
                                             ----------
                                                 10,280
                                             ----------
MISSOURI (0.2%)
  Carthage Industrial
    Development Authority,
    Schreiber Project, RB,
    AMT, 3.500%, 11/01/10,
    LOC: First National Bank
    (b)                             3,100         3,100

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
MISSOURI--CONTINUED
  Missouri State
    Environmental Improvement
    & Energy Resource
    Authority, Utilicorp
    United, Inc. Project, RB,
    AMT, 3.500%, 05/01/28,
    LOC: Toronto Dominion
    Bank (b)                          700           700
                                             ----------
                                                  3,800
                                             ----------
MONTANA (0.5%)
  Missoula County Economic
    Development, Dinny
    Stranahan Research
    Institute Project, RB,
    3.180%, 06/01/20, LOC:
    Northern Trust Co. (b)          8,500         8,500
                                             ----------
NEVADA (0.6%)
  Nevada State, Ser 344, GO,
    3.230%, 05/15/28,
    Callable 05/15/08 @ 100,
    FGIC (b)                        5,495         5,495
  Nevada State, Ser SG-114,
    3.210%, 03/01/27 (b)            5,000         5,000
                                             ----------
                                                 10,495
                                             ----------
NEW JERSEY (7.0%)
  New Jersey Economic
    Development Authority,
    Ser 1533, RB, 3.200%,
    06/15/10, MBIA (b)             16,155        16,155
  New Jersey Economic
    Development Authority,
    Ser PT-1532, RB, 3.200%,
    12/15/14, MBIA (b)             10,590        10,590
  New Jersey Economic
    Development Authority,
    Ser PT-2847, RB, 3.200%,
    09/01/22, MBIA (b)             39,825        39,825
  New Jersey State Turnpike
    Authority, Ser PT-2843,
    RB, 3.200%, 01/01/30, FSA
    (b)                            30,605        30,605
  New Jersey State, Ser
    PT-2742, GO, 3.200%,
    07/15/19, AMBAC (b)            12,535        12,535

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

TAX-EXEMPT MONEY MARKET FUND -- CONTINUED

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
NEW JERSEY--CONTINUED
  New Jersey Transportation
    Trust Fund Authority, Ser
    PA-802, RB, 3.200%,
    12/15/09, FSA (b)              10,000        10,000
  New Jersey Transportation
    Trust Fund Authority, Ser
    PT-2489, RB, 3.200%,
    12/15/17, Callable
    12/15/15 @ 100, AMBAC/
    FGIC (b)                        9,380         9,380
                                             ----------
                                                129,090
                                             ----------
NEW YORK (16.2%)
  Metropolitan Transportation
    Authority, Ser G, RB,
    3.120%, 11/01/26, LOC:
    BNP Paribas (b)                50,000        50,000
  Metropolitan Transportation
    Authority, Ser-1040, RB,
    3.200%, 11/15/20,
    Callable 11/15/12 @ 100,
    FGIC (b)                       30,770        30,770
  New York City Housing
    Development Corp., Morris
    Avenue Apartments, Ser A,
    RB, AMT, 3.210%,
    10/15/38, LOC: HSBC Bank
    USA N.A. (b)                   21,000        21,000
  New York City Housing
    Development Corp., Ser
    PT-2753, RB, 3.200%,
    07/01/25, Callable
    07/01/15 @ 100, FGIC (b)        2,250         2,250
  New York City Housing
    Development Corp., State
    Renaissance LLC, Ser A,
    RB, AMT, 3.190%,
    06/01/37, FHLMC (b)            25,000        25,000
  New York City Municipal
    Water Finance Authority,
    Ser SGB-27, RB, 3.200%,
    06/15/24, FSA (b)               9,000         9,000

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
NEW YORK--CONTINUED
  New York City Municipal
    Water Finance Authority,
    Water & Sewer System, Ser
    PA-1327, RB, 3.200%,
    06/15/38, Callable
    06/15/13 @ 100, LOC:
    Merrill Lynch Capital
    Services, Inc. (b)             25,000        25,000
  New York City Municipal
    Water Finance Authority,
    Water & Sewer System, Ser
    PA-523, RB, 3.200%,
    06/15/30, Callable
    06/15/07 @ 101, FGIC (b)       32,740        32,740
  New York City Transitional
    Finance Authority, Ser 3,
    Sub-Ser 3B, RB, 3.040%,
    11/01/22, LOC: Citigroup
    Global Markets (b)             20,000        20,000
  New York City Transitional
    Finance Authority, Ser
    L11, RB, 3.190%,
    11/01/28 (b)                   35,000        35,000
  New York City, Ser PT-2712,
    GO, 3.200%, 08/01/25,
    Callable 08/01/15 @ 100,
    FGIC (b)                       13,955        13,955
  New York State Dormitory
    Authority, Secondary
    Issues, Ser PT-2645, RB,
    3.200%, 03/15/17,
    Callable 03/15/15 @ 100,
    AMBAC (b)                       9,940         9,940
  New York State Dormitory
    Authority, Ser PT-746,
    RB, 3.400%, 10/01/17,
    Callable 12/14/06 @ 100,
    MBIA (b)                        1,495         1,495
  New York State Thruway
    Authority, Ser SG-119,
    RB, 3.280%, 01/01/27,
    LOC: Societe Generale (b)       7,900         7,900
  Sales Tax Asset Receivables
    Corp., Ser PT-2450, RB,
    3.200%, 10/15/25,
    Callable 10/15/14 @ 100,
    MBIA (b)                       14,960        14,960

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

TAX-EXEMPT MONEY MARKET FUND -- CONTINUED

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
NEW YORK--CONTINUED
  Southeast Industrial
    Development Agency,
    Unilock New York, Inc.
    Project, RB, AMT, 3.500%,
    12/01/12, LOC: Bank One
    N.A. (b)                        1,800         1,800
                                             ----------
                                                300,810
                                             ----------
NORTH CAROLINA (3.7%)
  Charlotte Airport,
    Charlotte-Douglas
    International, Ser A, RB,
    AMT, 3.220%, 07/01/17,
    MBIA (b)                        3,500         3,500
  Charlotte Water & Sewer,
    RB, 3.350%, 08/01/06           29,740        29,740
  Cleveland County Family
    YMCA, Inc. Recreational
    Facilities, RB, 3.200%,
    08/01/18, LOC: Branch
    Banking & Trust (b)             2,300         2,300
  Forsyth County,
    Communications System
    Project, COP, 3.200%,
    10/01/12, LOC: Wachovia
    Bank N.A. (b)                   9,070         9,070
  Guilford County Industrial
    Facilities & Pollution
    Control Financing, YMCA
    of Greensboro, Inc.
    Project, RB, 3.200%,
    02/01/23, LOC: Branch
    Banking & Trust Co. (b)         4,600         4,600
  North Carolina Medical Care
    Commission Health Care
    Facilities, Friends Homes
    Project, RB, 3.200%,
    09/01/33, LOC: Bank of
    America N.A. (b)                6,855         6,855
  North Carolina Medical Care
    Commission Health Care
    Facilities, Lutheran
    Services for the Aging
    Project, RB, 3.180%,
    03/01/28, LOC: Branch
    Banking & Trust Co. (b)         7,935         7,935

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
NORTH CAROLINA--CONTINUED
  North Carolina Medical Care
    Commission, Westcare
    Health Systems
    Obligation, Ser A, RB,
    3.200%, 09/01/22, LOC:
    Branch Banking & Trust
    Co. (b)                         4,400         4,400
                                             ----------
                                                 68,400
                                             ----------
OHIO (0.6%)
  Ohio State Higher
    Educational Facility
    Commission, Pooled
    Financing Project, RB,
    3.280%, 09/01/18, LOC:
    Fifth Third Bank (b)            3,385         3,385
  Rickenbacker Port
    Authority, YMCA of
    Central Ohio Project, RB,
    3.280%, 05/01/22, LOC:
    Fifth Third Bank (b)            7,300         7,300
                                             ----------
                                                 10,685
                                             ----------
OTHER (9.0%)
  Eagle Tax-Exempt Trust, Ser
    20001001, Cl A, GO,
    3.210%, 07/01/15,
    Callable 07/01/10 @ 100,
    LOC: Citibank N.A. (b)          7,025         7,025
  Eagle Tax-Exempt Trust, Ser
    991301, GO, 3.210%,
    06/01/25, FSA (b) (c)           9,900         9,900
  Municipal Securities Pool
    Trust Receipts, Ser SG
    P-18, RB, 3.300%,
    01/01/35, LOC: Societe
    Generale (b) (c)                1,600         1,600
  Municipal Securities Pool
    Trust Receipts, Ser SG-PG
    17, 3.300%, 06/01/34 (b)
    (c)                             5,905         5,905
  Munimae TE Bond Subsidiary
    LLC, Ser PT-3264, RB,
    3.260%, 11/15/25, LOC:
    Merrill Lynch Capital
    Services, Inc. (b)             10,000        10,000

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

TAX-EXEMPT MONEY MARKET FUND -- CONTINUED

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
OTHER--CONTINUED
  Munimae Trust, Ser PT-616,
    RB, AMT, 3.260%,
    12/17/06, FHLMC (b) (c)         5,000         5,000
  Puttable Floating Rate
    Option, Tax-Exempt
    Receipts, Ser PPT-1001,
    Cl D, 3.100%,
    03/01/40 (c)                    9,120         9,120
  Puttable Floating Rate
    Option, Tax-Exempt
    Receipts, Ser PPT-1001,
    Cl I, 3.270%,
    03/01/40 (b) (c)                9,120         9,120
  Puttable Floating Rate
    Option, Tax-Exempt
    Receipts, Ser PPT-1003,
    Cl A, 3.400%,
    01/01/32 (b) (c)               19,220        19,220
  Puttable Floating Rate
    Option, Tax-Exempt
    Receipts, Ser PPT-1003,
    Cl B, 3.270%,
    01/01/32 (b) (c)               55,735        55,735
  Puttable Floating Rate
    Option, Tax-Exempt
    Receipts, Ser PPT-34,
    3.860%, 12/01/29 (b) (c)       30,000        30,000
  Puttable Floating Rate
    Option, Tax-Exempt
    Receipts, Ser PPT-36, Cl
    A, 3.300%, 01/01/27 (b)
    (c)                             2,535         2,535
                                             ----------
                                                165,160
                                             ----------
PENNSYLVANIA (2.1%)
  Allegheny County Hospital
    Development Authority,
    Ser PT-762, RB, 2.850%,
    11/01/23, MBIA (b)             15,900        15,900
  Cambria County Industrial
    Development Authority,
    Cambria Cogen Co.
    Project, Ser A-1, RB,
    AMT, 3.300%, 12/01/28,
    LOC: Bayerische Hypo-Und
    Vereinsbank (b)                 7,125         7,125
  Delaware River Port
    Authority, Ser PA 965,
    RB, 3.200%, 01/01/10, FSA
    (b)                             5,920         5,920

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
PENNSYLVANIA--CONTINUED
  Philadelphia Authority for
    Industrial Development,
    Chemical Heritage
    Foundation Project, RB,
    3.180%, 07/01/27, LOC:
    Wachovia Bank N.A. (b)          8,920         8,920
                                             ----------
                                                 37,865
                                             ----------
SOUTH CAROLINA (2.6%)
  South Carolina Educational
    Facilities Authority,
    Charleston Southern
    University Project, RB,
    3.180%, 04/01/28, LOC:
    Bank of America N.A. (b)        5,450         5,450
  South Carolina Educational
    Facilities Authority,
    Newberry College Project,
    RB, 3.200%, 09/01/35,
    LOC: Branch Banking &
    Trust Co. (b)                   8,000         8,000
  South Carolina Jobs-
    Economic Development
    Authority, Anderson Area
    YMCA, Inc. Project, RB,
    3.230%, 11/01/24, LOC:
    Bank of America N.A. (b)        6,900         6,900
  South Carolina Jobs-
    Economic Development
    Authority, DCS
    Diversified Coating
    Systems, Inc. Project,
    RB, AMT, 3.300%,
    04/01/17, LOC: Branch
    Banking & Trust Co. (b)         2,195         2,195
  South Carolina Jobs-
    Economic Development
    Authority, Sargent Metal
    Fabricators, Inc.
    Project, RB, AMT, 3.300%,
    11/01/22, LOC: Branch
    Banking & Trust Co. (b)         2,410         2,410

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

TAX-EXEMPT MONEY MARKET FUND -- CONTINUED

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
SOUTH CAROLINA--CONTINUED
  South Carolina Jobs-
    Economic Development
    Authority, USC
    Development Foundation
    Project, RB, 3.200%,
    12/01/10, LOC: Branch
    Banking & Trust Co. (b)         6,000         6,000
  South Carolina Jobs-
    Economic Development
    Authority, YMCA of
    Beaufort County Project,
    RB, 3.200%, 12/01/24,
    LOC: Branch Banking &
    Trust Co. (b)                   3,310         3,310
  South Carolina State
    Housing Finance &
    Development Authority,
    Ser PT-1272, RB, 3.260%,
    12/15/30, LOC: Merrill
    Lynch Capital Services,
    Inc. (b)                       10,000        10,000
  University of South
    Carolina Development
    Foundation, RB, 3.200%,
    12/01/10, LOC: Branch
    Banking & Trust Co. (b)         4,000         4,000
                                             ----------
                                                 48,265
                                             ----------
TENNESSEE (0.4%)
  Covington Industrial
    Development Board, Charms
    Co. Project, RB, AMT,
    3.290%, 06/01/27, LOC:
    Bank of America N.A. (b)        3,000         3,000
  Knox County Industrial
    Development Board,
    Educational Services of
    America Project, RB,
    3.200%, 12/01/22, LOC:
    Branch Banking & Trust
    Co. (b)                         3,315         3,315

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
TENNESSEE--CONTINUED
  Metropolitan Government,
    Nashville & Davidson
    County Health &
    Educational Facilities
    Board, Nashville
    Christian School Project,
    RB, 3.230%, 09/01/23,
    LOC: SouthTrust Bank N.A.
    (b)                             1,560         1,560
                                             ----------
                                                  7,875
                                             ----------
TEXAS (2.9%)
  Brazos County Health
    Facility Development
    Corp., Ser MT-181, RB,
    3.240%, 01/01/19, LOC:
    Merrill Lynch Capital
    Services, Inc. (b)             30,630        30,630
  Harris County Industrial
    Development Corp.,
    Pollution Control, RB,
    3.120%, 03/01/24 (b)            9,800         9,800
  Houston Water & Sewer
    System, Ser SG-78, RB,
    3.210%, 12/01/25 (b)            8,835         8,835
  Lower Colorado River
    Authority, Merlots
    Project, Ser ZZZ, RB,
    3.210%, 01/01/28, FSA (b)       3,500         3,500
                                             ----------
                                                 52,765
                                             ----------
VIRGINIA (6.7%)
  ABN Amro Munitops
    Certificate Trust, Ser
    2003-33, RB, 3.190%,
    04/01/11, MBIA (b)              5,370         5,370
  Charlottesville Industrial
    Development Authority,
    Seminole Project, Ser A,
    RB, 3.120%, 12/01/13,
    Callable 12/01/06 @ 100,
    LOC: Branch Banking &
    Trust Co. (b)                   3,450         3,450

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

TAX-EXEMPT MONEY MARKET FUND -- CONTINUED

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
VIRGINIA--CONTINUED
  Clarke County Industrial
    Development Authority,
    Powhatan School District
    Project, RB, 3.200%,
    09/01/22, LOC: Branch
    Banking & Trust Co. (b)         1,525         1,525
  Danville-Pittsylvania
    Regional Industrial
    Facility Authority,
    Institute of Advanced
    Research Project, RB,
    3.200%, 08/01/12, LOC:
    Branch Banking & Trust
    Co. (b)                         1,965         1,965
  Fairfax County Economic
    Development Authority,
    Public Broadcasting
    Services Project, RB,
    3.160%, 07/01/40, LOC:
    Bank of America N.A. (b)        7,500         7,500
  Fairfax County Industrial
    Development Authority,
    Inova Health Systems
    Project, RB, 3.120%,
    01/01/30 (b)                   33,000        33,000
  Front Royal & Warren County
    Industrial Development
    Authority, Warren
    Memorial Hospital
    Project, RB, 3.200%,
    05/01/23, LOC: Branch
    Banking & Trust Co. (b)         2,895         2,895
  Lexington Industrial
    Development Authority,
    V.M.I. Development Board,
    Inc. Project, RB, 3.180%,
    12/01/34, LOC: Wachovia
    Bank N.A. (b)                  10,000        10,000

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
VIRGINIA--CONTINUED
  Louisa County Industrial
    Development Authority,
    University of Virginia
    Health Services
    Foundation Project, RB,
    3.190%, 10/01/30, LOC:
    First Union National Bank
    (b)                             3,000         3,000
  Norfolk Redevelopment &
    Housing Authority,
    Student Housing Project,
    RB, 3.180%, 07/01/34,
    LOC: Bank of America N.A.
    (b)                             7,000         7,000
  Shenandoah County
    Industrial Development
    Authority, Shenandoah
    Memorial Hospital
    Project, RB, 3.200%,
    11/01/14, LOC: Branch
    Banking & Trust Co. (b)         2,915         2,915
  University of Virginia,
    Merlots Project, Ser B
    31, RB, 3.210%, 06/01/27,
    Callable 06/01/13 @100,
    LOC: Wachovia Bank N.A.
    (b)                             4,720         4,720
  Virginia Beach Development
    Authority, Production
    Road Ventures Project,
    RB, AMT, 3.280%,
    09/01/16, LOC: Wachovia
    Bank N.A. (b)                   1,000         1,000
  Virginia Biotechnology
    Research Park Authority,
    United Network of Organ
    Sharing Project, RB,
    3.180%, 04/01/27, LOC:
    Wachovia Bank N.A. (b)          6,730         6,730
  Virginia College Building
    Authority, Shenandoah
    University Project, RB,
    3.190%, 05/01/32, LOC:
    Branch Banking & Trust
    Co. (b)                         3,000         3,000

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

TAX-EXEMPT MONEY MARKET FUND -- CONTINUED

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
VIRGINIA--CONTINUED
  Virginia Housing
    Development Authority,
    Commonwealth Mortgage,
    Ser PA-1310R, RB, 3.190%,
    07/01/36, Callable
    07/01/11@ 100, MBIA (b)        19,905        19,905
  Virginia Resources
    Authority, Clean Water,
    Ser PA-790, RB, 3.190%,
    10/01/16, Callable
    10/01/10 @ 100, LOC:
    Merrill Lynch Capital
    Services, Inc. (b) (c)          2,000         2,000
  Virginia State Public
    School Authority, Ser
    PT-1619, RB, 3.190%,
    08/01/08, LOC: Merrill
    Lynch Capital Services,
    Inc. (b) (c)                    2,470         2,470
  Williamsburg Industrial
    Development Authority,
    Colonial Williamsburg
    Project, RB, 3.180%,
    10/01/35, LOC: First
    Union National Bank (b)         4,220         4,220
                                             ----------
                                                122,665
                                             ----------
WASHINGTON (1.7%)
  King County Housing
    Authority, Ser PT-2185,
    RB, 3.190%, 09/20/42 (b)        5,485         5,485
  King County Sewer, Ser
    PA-1071, RB, 3.210%,
    01/01/10, FSA (b)               7,495         7,495
  Seattle Certificates, Ser
    348, GO, 3.210%,
    12/15/28, Callable
    12/15/08 @ 100, LOC:
    Morgan Stanley Dean
    Witter (b)                      4,495         4,495
  Washington Public Power
    Supply System, Nuclear
    Power Project No. 1, Ser
    1A-1, RB, 3.170%,
    07/01/17, LOC: Bank of
    America N.A. (b)                3,540         3,540

-------------------------------------------------------
                               Shares or
                               Principal
                               Amount($)      Value($)
-------------------------------------------------------
WASHINGTON--CONTINUED
  Washington State, Merlots
    Project, Ser B23, GO,
    3.210%, 12/01/25,
    Callable 06/01/13 @ 100,
    MBIA (b)                       10,000        10,000
                                             ----------
                                                 31,015
                                             ----------
WISCONSIN (0.6%)
  ABN AMRO Munitops
    Certificates Trust, Ser
    2004-49, GO, 3.220%,
    05/01/12, FSA (b)               9,400         9,400
  Appleton Industrial
    Development, Pro Label
    Project, RB, AMT, 3.650%,
    11/01/12, LOC: Bank One
    N.A. (b)                          585           585
  Germantown Industrial, J.W.
    Speaker Corp. Project,
    RB, AMT, 3.650%,
    08/01/11, LOC: Bank One
    Milwaukee N.A. (b)                490           490
  Oconomowoc Industrial
    Development, Quest
    Technologies Project, RB,
    AMT, 3.500%, 05/01/18,
    LOC: Bank One Wisconsin
    (b)                             1,190         1,190
                                             ----------
                                                 11,665
                                             ----------
Total Municipal Bonds (Cost
  $1,789,205)                                 1,789,205
                                             ----------
MONEY MARKET FUNDS (2.7%)
  Federated Tax-Free
    Obligations Fund           12,046,125        12,046
  Goldman Sachs Financial
    Square Funds, Tax Free
    Money Market Fund          36,820,292        36,820
                                             ----------
Total Money Market Funds
  (Cost $48,866)                                 48,866
                                             ----------
Total Investments (Cost
  $1,838,071) (a) -- 99.7%                    1,838,071
Other assets in excess of
  liabilities -- 0.3%                             5,810
                                             ----------
Net Assets -- 100.0%                         $1,843,881
                                             ==========

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except shares)

TAX-EXEMPT MONEY MARKET FUND -- CONCLUDED

---------------

(a)Aggregate cost for federal income tax and financial reporting purposes is the same.

(b)Variable rate security. Rate presented represents rate in effect at March 31, 2006. Maturity date represents actual maturity date.

(c)Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

AMBAC    -- Security insured by the American Municipal
            Bond Assurance Corporation

AMT      -- Alternative Minimum Tax Paper

Cl       -- Class

COP      -- Certificates of Participation

FGIC     -- Security insured by the Financial Guaranty
            Insurance Company

FHLB     -- Security insured by the Federal Home Loan
            Bank

FHLMC    -- Security insured by Freddie Mac

FNMA     -- Security insured by Fannie Mae

FSA      -- Security insured by Financial Security
            Assurance

GNMA     -- Security insured by the Government National
            Mortgage Association

GO       -- General Obligation

LLC      -- Limited Liability Corporation

LOC      -- Line of Credit

MBIA     -- Security insured by the Municipal Bond
            Insurance Association

PLC      -- Public Limited Company

RB       -- Revenue Bond

Ser      -- Series

XLCA     -- Security insured by XL Capital Assurance, Inc.

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

U.S. GOVERNMENT SECURITIES MONEY MARKET FUND

--------------------------------------------------------
                                   Principal
                                   Amount($)    Value($)
--------------------------------------------------------
U.S. GOVERNMENT AGENCIES (67.1%)
FANNIE MAE (18.8%)
  3.587%, 04/28/06 (c)               10,000        9,974
  4.780%, 05/09/06 (b)               15,000       15,000
  4.665%, 05/22/06 (b)               17,000       17,000
  3.616%, 05/26/06 (c)               20,000       19,890
  4.760%, 07/17/06 (b)               25,000       24,998
  4.210%, 09/01/06 (c)               10,000        9,828
  4.728%, 12/01/06 (c)               10,000        9,697
  4.646%, 12/29/06 (c)               20,000       19,328
                                                --------
                                                 125,715
                                                --------
FEDERAL FARM CREDIT BANK (9.7%)
  4.760%, 12/28/06 (b)               15,000       15,001
  4.750%, 02/01/07 (b)               50,000       49,999
                                                --------
                                                  65,000
                                                --------
FEDERAL HOME LOAN BANK (26.9%)
  3.604%, 05/02/06 (c)               15,000       14,955
  4.710%, 07/21/06 (b)               15,000       14,999
  4.720%, 07/21/06 (b)               25,000       25,000
  4.205%, 08/25/06                   10,000       10,002
  4.369%, 09/27/06 (c)               10,000        9,791
  4.705%, 11/16/06 (b)               15,000       15,000
  4.741%, 12/12/06 (c)               15,000       14,525
  4.800%, 02/08/07 (b)               15,000       15,000
  4.800%, 02/15/07 (b)               20,000       20,000
  4.750%, 03/01/07 (b)               10,000       10,000
  4.730%, 03/21/07 (b)               30,000       30,000
                                                --------
                                                 179,272
                                                --------
FREDDIE MAC (11.7%)
  3.543%, 04/18/06 (c)               10,000        9,984
  3.664%, 05/30/06 (c)               15,000       14,913
  3.995%, 07/25/06 (c)               10,000        9,877
  4.122%, 07/31/06 (c)               10,000        9,867
  4.146%, 08/04/06 (c)               10,000        9,861
  4.951%, 02/06/07 (c)               10,000        9,591
  4.960%, 03/06/07 (c)               15,000       14,332
                                                --------
                                                  78,425
                                                --------
Total U.S. Government Agencies
  (Cost $448,412)                                448,412
                                                --------

--------------------------------------------------------
                                   Principal
                                   Amount($)    Value($)
--------------------------------------------------------
REPURCHASE AGREEMENTS (32.9%)
  Bear Stearns & Co., Inc.,
    4.745%, dated 03/31/06, to be
    repurchased on 04/03/06,
    repurchase price $24,395,139
    (collateralized by U.S.
    Government Agencies; 5.000%,
    06/15/31; total market value
    $24,876,712)                     24,386       24,386
  BNP Paribas, 4.655%, dated
    03/31/06, to be repurchased
    on 04/03/06, repurchase price
    $34,503,564 (collateralized
    by U.S. Government Agencies;
    DN-5.020%, 11/07/08-02/02/16;
    total market value
    $35,180,944)                     34,490       34,490
  Lehman Brothers, Inc., 4.755%,
    dated 03/31/06, to be
    repurchased on 04/03/06,
    repurchase price $16,870,556
    (collateralized by U.S.
    Government Agencies; DN,
    11/01/23-02/01/36; total
    market value $17,202,389)        16,864       16,864
  Merrill Lynch & Co., Inc.,
    4.725%, dated 03/31/06, to be
    repurchased on 04/03/06,
    repurchase price $8,583,857
    (collateralized by U.S.
    Government Agencies; 5.500%,
    02/01/35; total market value
    $8,754,540)                       8,580        8,580
  Morgan Stanley, 4.705%, dated
    03/31/06, to be repurchased
    on 04/03/06, repurchase price
    $21,295,871 (collateralized
    by U.S. Government Agencies;
    4.319%-5.000%,
    04/01/18-12/01/33; total
    market value $21,713,349)        21,288       21,288

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

U.S. GOVERNMENT SECURITIES MONEY MARKET FUND -- CONCLUDED

--------------------------------------------------------
                                   Principal
                                   Amount($)    Value($)
--------------------------------------------------------
REPURCHASE AGREEMENTS--CONTINUED
  UBS Warburg LLC, 4.755%, dated
    03/31/06, to be repurchased
    on 04/03/06, repurchase price
    $113,760,120 (collateralized
    by U.S. Government Agencies;
    DN-5.500%, 10/26/23-01/25/41;
    total market value
    $115,991,940)                   113,715      113,715
                                                --------
Total Repurchase Agreements (Cost
  $219,323)                                      219,323
                                                --------
Total Investments (Cost $667,735)
  (a) -- 100.0%                                  667,735
Liabilities in excess of other
  assets -- (0.0)%                                  (194)
                                                --------
Net Assets -- 100.0%                            $667,541
                                                ========

---------------

(a)Aggregate cost for federal income tax and financial reporting purposes is the same.

(b)Variable rate security. Rate presented represents rate in effect at March 31, 2006. Maturity date represents actual maturity date.

(c)Rate represents the effective yield at purchase.

DN   -- Discount Note

LLC  -- Limited Liability Company

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

U.S. TREASURY MONEY MARKET FUND

--------------------------------------------------------
                                 Principal
                                 Amount($)     Value($)
--------------------------------------------------------
U.S. TREASURY OBLIGATIONS (36.1%)
U.S. TREASURY BILLS (29.8%)
  4.689%, 04/17/06 (b)            250,000        249,545
  4.542%, 04/20/06 (b)            247,000        246,372
                                              ----------
                                                 495,917
                                              ----------
U.S. TREASURY NOTES (6.3%)
  2.500%, 05/31/06                 61,100         60,910
  2.375%, 08/31/06                 32,400         32,130
  2.625%, 11/15/06                 12,100         11,969
                                              ----------
                                                 105,009
                                              ----------
Total U.S. Treasury Obligations
  (Cost $600,926)                                600,926
                                              ----------
REPURCHASE AGREEMENTS (64.2%)
  ABN AMRO Bank N.V., 4.435%,
    dated 03/31/06, to be
    repurchased on 04/03/06,
    repurchase price
    $220,270,737
    (collateralized by U.S.
    Treasury Obligations,
    DN-7.250%, due
    08/31/06-08/15/28; total
    market value $224,594,119)    220,190        220,190
  Bear Stearns & Co., Inc.,
    4.405%, dated 03/31/06, to
    be repurchased on 04/03/06,
    repurchase price
    $73,019,232 (collateralized
    by U.S. Treasury
    Obligations,
    1.875%-6.1250%, due
    07/15/15-11/15/27; total
    market value $74,468,333)      72,992         72,992
  BNP Paribas, 4.405%, dated
    03/31/06, to be repurchased
    on 04/03/06, repurchase
    price $199,070,621
    (collateralized by U.S.
    Treasury Obligations, DN,
    due 08/10/06-08/17/06;
    total market value
    $202,978,341)                 198,998        198,998

--------------------------------------------------------
                                 Principal
                                 Amount($)     Value($)
--------------------------------------------------------
REPURCHASE AGREEMENTS--CONTINUED
  Deutsche Bank AG, 4.455%,
    dated 03/31/06, to be
    repurchased on 04/03/06,
    repurchase price
    $31,429,846 (collateralized
    by U.S. Treasury
    Obligations, 4.500%-8.000%,
    due 05/15/07-10/15/21;
    total market value
    $32,047,202)                   31,418         31,418
  Dresdner Bank AG, 4.455%,
    dated 03/31/06, to be
    repurchased 04/03/06,
    repurchase price
    $29,852,206 (collateralized
    by U.S. Treasury
    Obligations, 3.375%-6.125%,
    due 08/15/07-11/15/15;
    total market value
    $30,441,373)                   29,841         29,841
  Greenwich Capital Markets,
    Inc., 4.435%, dated
    03/31/06, to be repurchased
    on 04/03/06, repurchase
    price $119,518,288
    (collateralized by U.S.
    Treasury Obligations,
    4.250%, due 01/15/11; total
    market value $121,864,933)    119,474        119,474
  JPMorgan Chase & Co., 4.355%,
    dated 03/31/06, to be
    repurchased 04/03/06,
    repurchase price
    $61,585,573 (collateralized
    by U.S. Treasury
    Obligations, 4.500%, due
    02/15/16; total market
    value $62,795,324)             61,563         61,563
  Lehman Brothers, Inc.,
    4.455%, dated 03/31/06, to
    be repurchased on 04/03/06,
    repurchase price $3,538,302
    (collateralized by U.S.
    Treasury Obligations,
    6.250%, due 05/15/30; total
    market value $3,608,213)        3,537          3,537

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

U.S. TREASURY MONEY MARKET FUND -- CONCLUDED

--------------------------------------------------------
                                 Principal
                                 Amount($)     Value($)
--------------------------------------------------------
REPURCHASE AGREEMENTS--CONTINUED
  Merrill Lynch & Co., Inc.,
    4.385%, dated 03/31/06, to
    be repurchased on 04/03/06,
    repurchase price
    $40,660,843 (collateralized
    by U.S. Treasury
    Obligations, 8.750%-9.125%,
    due 05/15/17-05/15/18;
    total market value
    $41,461,619)                   40,646         40,646
  Morgan Stanley, 4.445%, dated
    03/31/06, to be repurchased
    on 04/03/06, repurchase
    price $32,241,434
    (collateralized by U.S.
    Treasury Obligations, DN,
    due 02/15/22; total market
    value $32,874,308)             32,229         32,229
  UBS Warburg LLC, 4.455%,
    dated 03/31/06, to be
    repurchased on 04/03/06,
    repurchase price
    $256,213,547
    (collateralized by U.S.
    Treasury Obligations,
    3.625%, due 01/15/08; total
    market value $261,244,737)    256,119        256,119
                                              ----------
Total Repurchase Agreements
  (Cost $1,067,007)                            1,067,007
                                              ----------
Total Investments (Cost
  $1,667,933) (a) -- 100.3%                    1,667,933
Liabilities in excess of other
  assets -- (0.3)%                                (5,395)
                                              ----------
Net Assets -- 100.0%                          $1,662,538
                                              ==========

---------------

(a) Aggregate cost for federal income tax purposes is $1,667,935 (amount in thousands). Unrealized appreciation/(depreciation) on a tax basis is as follows (amounts in thousands):

      Unrealized Appreciation...................   $  --
      Unrealized Depreciation...................      (2)
                                                   -----
      Unrealized Appreciation (Depreciation)....   $  (2)
                                                   =====

(b) Rate represents the effective yield at purchase.

DN   -- Discount Note

LLC  -- Limited Liability Corporation

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

VIRGINIA TAX-FREE MONEY MARKET FUND

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
MUNICIPAL BONDS (94.7%)
GUAM (2.1%)
  Guam Power Authority, Ser
    PA-531, RB, 3.170%,
    10/01/18, LOC: Merrill
    Lynch Capital Services,
    Inc. (b)                         11,025      11,025
                                               --------
OTHER (2.0%)
  Eagle Tax Exempt Trust
    Certificates, Ser 994601,
    RB, 3.210%, 05/15/19,
    Callable 05/15/09 @ 101
    LOC: Citibank N.A. (b) (c)       10,560      10,559
                                               --------
VIRGINIA (82.7%)
  Albemarle County Industrial
    Development Authority,
    University of Virginia
    Health Services Project,
    RB, 3.180%, 10/01/22, LOC:
    Wachovia Bank N.A. (b)            5,995       5,995
  Alexandria Industrial
    Development Authority,
    American Red Cross Project,
    RB, 3.230%, 01/01/09, LOC:
    First Union National Bank
    (b)                               1,600       1,600
  Alexandria Industrial
    Development Authority,
    Association for Supervision
    & Currency Project, RB,
    3.180%, 07/01/23, LOC:
    Wachovia National Bank N.A.
    (b)                               1,330       1,330
  Alexandria Industrial
    Development Authority,
    Educational Facilities,
    Alexandria County Day
    School Project, RB, 3.230%,
    06/01/25, LOC: First Union
    National Bank (b)                 4,180       4,180

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
VIRGINIA--CONTINUED
  Alexandria Industrial
    Development Authority,
    Pooled Loan Program, Ser A,
    RB, 3.180%, 07/01/26, LOC:
    Bank of America N.A. (b)          1,000       1,000
  Arlington County, Ballston
    Public Parking Project, RB,
    3.270%, 08/01/17, LOC:
    Citibank N.A. (b)                 6,550       6,550
  Arlington County, GO, 4.750%,
    10/01/06, State Aid
    Withholding                       6,420       6,469
  Arlington County, Public
    Improvement, GO, 3.000%,
    05/15/06, State Aid
    Withholding                       1,725       1,726
  Ashland Industrial
    Development Authority,
    Health & Community Services
    Facilities, YMCA Greater
    Richmond Project, Ser A,
    RB, 3.180%, 11/01/20, LOC:
    Wachovia Bank N.A. (b)            8,420       8,420
  Charles City & County
    Economic Development
    Authority, Waste
    Management, Inc. Project,
    Ser A, RB, AMT, 3.230%,
    02/01/29, LOC: JPMorgan
    Chase & Co. (b)                   4,000       4,000
  Chesapeake Bay Bridge &
    Tunnel Community District
    Authority, General
    Resolution Project, RB,
    3.200%, 07/01/25, MBIA (b)        6,755       6,755
  Chesterfield County
    Industrial Development
    Authority, Ser PT-2133, RB,
    3.260%, 02/15/07, LOC:
    Merrill Lynch Capital
    Services, Inc. (b)                7,995       7,995

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

VIRGINIA TAX-FREE MONEY MARKET FUND -- CONTINUED

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
VIRGINIA--CONTINUED
  Chesterfield County
    Industrial Development
    Authority, Virginia State
    University Real Estate
    Project, Ser A, RB, 3.180%,
    07/01/29, LOC: Bank of
    America N.A. (b)                  1,265       1,265
  Clarke County Industrial
    Development Authority,
    Hospital Facilities,
    Winchester Medical Center
    Project, RB, 3.200%,
    01/01/30, FSA (b)                18,000      18,000
  Danville-Pittsylvania
    Regional Industrial
    Facility Authority,
    Institute of Advanced
    Research Project, RB,
    3.200%, 08/01/12, LOC:
    Branch Banking & Trust Co.
    (b)                               6,040       6,040
  Fairfax County Economic
    Development Authority,
    Flint Hill School Project,
    RB, 3.240%, 09/01/21, LOC:
    First Union National Bank
    (b)                               4,510       4,510
  Fairfax County Economic
    Development Authority,
    Public Broadcasting
    Services Project, RB,
    3.160%, 07/01/40, LOC: Bank
    of America N.A. (b)              12,000      12,000
  Fairfax County Economic
    Development Authority,
    Smithsonian Institute, Ser
    A, RB, 3.160%, 12/01/33,
    LOC: Bank of America N.A.
    (b)                               4,000       4,000
  Fairfax County Economic
    Development Authority,
    Smithsonian Institute, Ser
    B, RB, 3.100%, 12/01/33,
    LOC: Bank of America N.A.
    (b)                               3,700       3,700

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
VIRGINIA--CONTINUED
  Fairfax County Industrial
    Development Authority,
    Fairfax Hospital Project,
    Ser A, RB, 3.120%,
    10/01/25 (b)                      1,200       1,200
  Fairfax County Industrial
    Development Authority,
    Fairfax Hospital Project,
    Ser B, RB, 3.120%,
    10/01/25 (b)                      4,345       4,345
  Fairfax County Industrial
    Development Authority,
    Inova Health Systems
    Project, RB, 3.120%,
    01/01/30 (b)                      8,925       8,925
  Fairfax County Industrial
    Development Authority,
    Inova Services Project, Ser
    A, RB, 3.120%, 01/15/22 (b)         800         800
  Fairfax County Water
    Authority, Municipal Trade
    Receipts Project, Ser
    SGB-40A, RB, 3.210%,
    04/01/30 (b)                      7,850       7,850
  Fairfax County Water
    Authority, Ser A-18, RB,
    3.190%, 04/01/23, LOC: IXIS
    Municipal Products (b)            6,405       6,405
  Front Royal & Warren County
    Industrial Development
    Authority, Warren Memorial
    Hospital Project, RB,
    3.200%, 05/01/23, LOC:
    Branch Banking & Trust Co.
    (b)                                 570         570
  Greater Richmond Convention
    Center Authority, Hotel
    Tax, Ser PT-2570, RB,
    3.190%, 06/15/23, Callable
    06/15/15 @ 100, MBIA (b)          7,175       7,175
  Greene County Industrial
    Development Authority, Blue
    Ridge School Project, RB,
    3.200%, 06/01/26, LOC:
    Branch Banking & Trust Co.
    (b)                               5,730       5,730

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

VIRGINIA TAX-FREE MONEY MARKET FUND -- CONTINUED

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
VIRGINIA--CONTINUED
  Hampton Redevelopment &
    Housing Authority, Multi-
    Family Housing, Avalon
    Pointe Project, RB, AMT,
    3.210%, 06/15/26, FNMA (b)        4,537       4,537
  Hampton Roads Jail Authority,
    Ser 569, RB, 3.210%,
    07/01/12, MBIA (b)                1,190       1,190
  Hanover County Industrial
    Development Authority,
    Residential Care Facility,
    Covenant Woods Project, RB,
    3.200%, 07/01/29, LOC:
    Branch Banking & Trust Co.
    (b)                              16,430      16,430
  Harrisonburg Redevelopment &
    Housing Authority,
    Multi-Family Housing, Ser
    PT-3097, RB, 3.300%,
    05/01/40 (b)                      8,770       8,770
  Harrisonburg Redevelopment &
    Housing Authority,
    Multi-Family Housing,
    Stoney Ridge/Dale Project,
    RB, 3.110%, 08/01/32, FHLMC
    (b)                               8,810       8,810
  Henrico County Economic
    Development Authority,
    Exempt Facility, White Oak
    Ltd. Project, RB, 3.220%,
    10/01/27, LOC: Citibank
    N.A. (b)                          1,000       1,000
  Henrico County Economic
    Development Authority,
    Steward School Project, RB,
    3.200%, 07/01/33, LOC:
    Branch Banking & Trust Co.
    (b)                               2,700       2,700
  James City & County Economic
    Development Authority,
    Industrial Development,
    Historic Jamestown Project,
    RB, 3.180%, 11/01/24, LOC:
    Wachovia Bank N.A. (b)              800         800

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
VIRGINIA--CONTINUED
  King George County Industrial
    Development Authority,
    Exempt Facilities,
    Birchwood Power Partners
    Project, RB, 3.250%,
    11/01/25, LOC: Credit
    Suisse First Boston (b)           2,000       2,000
  King George County Industrial
    Development Authority,
    Exempt Facilities,
    Birchwood Power Partners
    Project, RB, 4.70%, 3/1/27,
    3.250%, 03/01/27, LOC:
    Credit Suisse First Boston
    (b)                               5,000       5,000
  King George County Industrial
    Development Authority,
    Exempt Facility, Birchwood
    Power Partners, Ser B, RB,
    AMT, 3.190%, 12/01/24, LOC:
    Bank of Nova Scotia (b)           2,000       2,000
  King George County Industrial
    Development Authority,
    Lease, Ser PT-2473, RB,
    3.190%, 03/01/24, FSA (b)         5,240       5,240
  Loudon County Industrial
    Development Authority,
    Howard Hughes Medical
    Institute Project, Ser C,
    RB, 3.140%, 02/15/38 (b)          5,055       5,055
  Loudon County Industrial
    Development Authority,
    Howard Hughes Medical
    Institute Project, Ser D,
    RB, 3.170%, 02/15/38 (b)         11,950      11,950
  Loudon County Industrial
    Development Authority,
    Howard Hughes Medical
    Institute Project, Ser E,
    RB, 3.170%, 02/15/38 (b)          4,000       4,000
  Loudon County Industrial
    Development Authority,
    Howard Hughes Medical
    Institute Project, Ser F,
    RB, 3.160%, 02/15/38 (b)          4,400       4,400

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

VIRGINIA TAX-FREE MONEY MARKET FUND -- CONTINUED

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
VIRGINIA--CONTINUED
  Louisa County Industrial
    Development Authority,
    Pooled Financing Project,
    RB, 3.180%, 01/01/20, LOC:
    Bank of America N.A. (b)          1,000       1,000
  Lynchburg Industrial
    Development Authority,
    Aerofin Project, RB, AMT,
    3.310%, 03/01/29, LOC: PNC
    Bank N.A. (b)                     2,075       2,075
  Lynchburg Industrial
    Development Authority,
    Educational Facilities,
    Randolph Macon Project, RB,
    3.180%, 09/01/23, LOC:
    Wachovia Bank N.A. (b)            7,800       7,800
  Lynchburg Industrial
    Development Hospital
    Facilities, VHA First
    Mortgage, Mid Atlantic
    Project, Ser G, RB, 3.170%,
    12/01/25, AMBAC (b)               6,930       6,930
  Newport News Industrial
    Development Authority, CNU
    Warwick LLC Student Housing
    Project, RB, 3.180%,
    11/01/28, LOC: Bank of
    America N.A. (b)                  4,300       4,300
  Norfolk Economic Development
    Authority, Hospital
    Facilities, RB, 3.210%,
    11/01/34, LOC: Citigroup
    Global Markets (b)                3,000       3,000
  Orange County Industrial
    Development Authority,
    Zamma Project, RB, 3.330%,
    12/01/22, LOC: SouthTrust
    Bank N.A. (b)                     1,815       1,815

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
VIRGINIA--CONTINUED
  Peninsula Ports Authority,
    Dominion Terminal
    Associates Project, Ser C,
    RB, 3.150%, 07/01/16, LOC:
    Citibank N.A. (b)                   960         960
  Peninsula Ports Authority,
    Riverside Health Systems
    Project, RB, 3.230%,
    07/01/37 (b)                     13,600      13,600
  Peninsula Ports Authority,
    Ser 87-A, RB, 3.120%,
    04/06/06, LOC: Barclays
    Bank NY                           3,700       3,700
  Richmond, Anticipation Notes,
    GO, 4.500%, 06/22/06              4,750       4,764
  Richmond, Ser PT-1601,
    3.190%, 07/15/17, LOC:
    Merrill Lynch Capital
    Services, Inc. (b)                9,285       9,285
  Roanoke Industrial
    Development Authority,
    Hollins University Project,
    RB, 3.180%, 05/01/15, LOC:
    First Union National Bank
    (b)                               5,500       5,500
  Rockingham County Industrial
    Development Authority,
    Sunnyside Presbyterian
    Project, RB, 3.200%,
    12/01/33, LOC: Branch
    Banking & Trust Co. (b)          10,145      10,145
  Spotsylvania County Economic
    Development Authority,
    Public Facilities, Ser
    PT-2882, RB, 3.190%,
    02/01/25, Callable 02/01/15
    @ 100, FSA (b)                    1,990       1,990
  University of Virginia, Ser
    A, RB, 3.100%, 06/01/34 (b)      20,200      20,200
  Virginia Beach Development
    Authority, Ocean Ranch
    Project, RB, 3.200%,
    07/01/17, LOC: Branch
    Banking & Trust Co. (b)           1,740       1,740
  Virginia Beach Water & Sewer,
    RB, 2.800%, 10/01/06              2,835       2,835

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

VIRGINIA TAX-FREE MONEY MARKET FUND -- CONTINUED

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
VIRGINIA--CONTINUED
  Virginia College Building
    Authority, Education
    Facilities, Ser 134, RB,
    3.210%, 09/01/07, FSA (b)         9,400       9,400
  Virginia Commonwealth
    Transportation Board,
    Federal Highway
    Reimbursement, RB, 3.000%,
    10/01/06                         20,940      20,961
  Virginia Commonwealth
    Transportation Board, Ser
    SG 134, RB, 3.190%,
    05/15/22, Callable 05/15/09
    @ 101, LOC: Societe
    Generale (b)                      6,995       6,995
  Virginia Housing Development
    Authority, Commonwealth
    Mortgage, Ser A, RB, AMT,
    3.000%, 04/01/06                  3,000       3,000
  Virginia Housing Development
    Authority, Commonwealth
    Mortgage, Ser PA-1310R, RB,
    3.190%, 07/01/36, Callable
    07/01/11@ 100, MBIA (b)          12,000      12,000
  Virginia Resources Authority,
    Clean Water, Ser PA-790,
    RB, 3.190%, 10/01/16,
    Callable 10/01/10 @ 100,
    LOC: Merrill Lynch Capital
    Services, Inc. (b) (c)            2,600       2,600
  Virginia Resources Authority,
    Infrastructure, Virginia
    Pooled Financing Project,
    Ser C, RB, 5.000%, 11/01/06       1,195       1,207
  Virginia Small Business
    Financing Authority,
    Virginia Museum of Fine
    Arts Foundation, RB,
    3.160%, 08/01/35, LOC:
    Wachovia National Bank N.A.
    (b)                               1,000       1,000

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
VIRGINIA--CONTINUED
  Virginia Small Business
    Financing Authority, Clarke
    County Industrial
    Development Project,
    PA-1052, RB, AMT, 3.300%,
    07/01/25, LOC: Branch
    Banking & Trust Co. (b)           1,695       1,695
  Virginia State Port
    Authority, Port Facility,
    Ser SG-111, RB, 3.240%,
    07/01/24 (b)                     14,705      14,705
  Virginia State Public
    Building Authority, Ser
    131, RB, 3.200%, 08/01/19,
    Callable 08/01/08 @ 100 (b)       1,785       1,785
  Virginia State Public School
    Authority, Ser PT-1619, RB,
    3.190%, 08/01/08, LOC:
    Merrill Lynch Capital
    Services, Inc. (b) (c)            8,450       8,450
  Virginia State Public School
    Authority, Ser II-R 4050,
    RB, 3.210%, 08/01/17,
    Callable 08/01/13 @ 100 (b)       4,110       4,110
  Virginia State Public School
    Authority, Ser PT-2746, RB,
    3.190%, 08/01/16, Callable
    08/01/15 @ 100, State Aid         5,800       5,800
      Withholding (b)
  Virginia State Public School
    Authority, Ser PT-3269,
    3.190%, 08/01/20, Callable
    08/01/15 @ 100, State Aid
    Withholding (b)                  11,000      11,000
  Williamsburg Industrial
    Development Authority,
    Colonial Williamsburg
    Museum Foundation Project,
    RB, 3.180%, 12/01/18, LOC:
    Bank of America N.A. (b)            250         250
                                               --------
                                                439,014
                                               --------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

VIRGINIA TAX-FREE MONEY MARKET FUND -- CONCLUDED

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
PUERTO RICO (7.9%)
  Puerto Rico Commonwealth, Ser
    PA-625, GO, 3.160%,
    07/01/10, AMBAC (b)               3,000       3,000
  Puerto Rico Commonwealth, Ser
    PA-774 R, 3.160%, 07/01/13,
    LOC: Merrill Lynch Capital
    Services, Inc. (b) (c)            7,040       7,040
  Puerto Rico Electric Power
    Authority, Ser PA-778R, RB,
    3.160%, 07/01/20, FSA (b)         3,400       3,400
  Puerto Rico Electric Power
    Authority, Ser PT-2636, RB,
    3.160%, 07/01/24, Callable
    07/01/15 @ 100, FGIC (b)
    (c)                               3,000       3,000
  Puerto Rico Electric Power
    Authority, Ser PT-2957, RB,
    3.160%, 07/01/24, Callable
    07/01/15 @ 100, MBIA (b)
    (c)                               1,700       1,700
  Puerto Rico Municipal Finance
    Agency, Ser PT-3326, RB,
    3.160%, 08/01/21, CIFG (b)        4,845       4,845
  Puerto Rico Public Building
    Authority, Ser 577, RB,
    3.160%, 07/01/21, Callable
    07/01/07 @ 101.5, AMBAC (b)
    (c)                               7,000       7,000
  Puerto Rico Public Building
    Authority, Ser PT-2973, RB,
    3.160%, 07/01/16, FGIC (b)
    (c)                               5,545       5,545
  Puerto Rico Public Finance
    Corp., Ser PA-502, 3.160%,
    06/01/19, LOC: Merrill
    Lynch Capital Services,
    Inc. (b) (c)                      6,315       6,315
                                               --------
                                                 41,845
                                               --------
Total Municipal Bonds (Cost
  $502,443)                                     502,443
                                               --------

-------------------------------------------------------
                                 Shares or
                                 Principal
                                 Amount($)     Value($)
-------------------------------------------------------
MONEY MARKET FUNDS (4.8%)
  Federated Virginia Municipal
    Cash Trust, Institutional
    Class                        25,238,217      25,238
                                               --------
Total Money Market Funds (Cost
  $25,238)                                       25,238
                                               --------
Total Investments (Cost
  $527,681) (a) -- 99.5%                        527,681
Other assets in excess of
  liabilities -- 0.5%                             2,390
                                               --------
Net Assets -- 100.0%                           $530,071
                                               ========

---------------

(a)Aggregate cost for federal income tax and financial reporting purposes is the same.

(b)Variable rate security. Rate presented represents rate in effect at March 31, 2006. Maturity date represents actual maturity date.

(c)Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

AMBAC    -- Security insured by the American Municipal
            Bond Assurance Corporation

AMT      -- Alternative Minimum Tax Paper

FGIC     -- Security insured by the Financial Guaranty
            Insurance Company

FHLMC    -- Security insured by Federal Home Loan
            Mortgage Corporation

FNMA     -- Security insured by Fannie Mae

FSA      -- Security insured by Financial Security
            Assurance

GO       -- General Obligation

LLC      -- Limited Liability Corporation

LOC      -- Line of Credit

MBIA     -- Security insured by the Municipal Bond
            Insurance Association

RB       -- Revenue Bond

Ser      -- Series

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands)

                                                            Core      Florida      Georgia      High       High      Intermediate
                                                            Bond     Tax-Exempt   Tax-Exempt   Income     Quality        Bond
                                                            Fund     Bond Fund    Bond Fund     Fund     Bond Fund       Fund
                                                          --------   ----------   ----------   -------   ---------   ------------
Assets:
  Investments, at Cost..................................  $540,378    $177,040     $125,318    $82,822    $49,614      $80,626
                                                          ========    ========     ========    =======    =======      =======
  Investments, at Value*................................  $492,402    $177,566     $127,791    $80,757    $48,546      $77,214
  Repurchase Agreements, at Cost........................    38,470          --           --      2,909         --        1,961
                                                          --------    --------     --------    -------    -------      -------
  Total Investments.....................................   530,872     177,566      127,791     83,666     48,546       79,175
  Interest and Dividends Receivable.....................     4,325       2,550        1,688      1,482        515          875
  Receivable for Capital Shares Issued..................     2,289          54          209        227         86          202
  Receivable for Investment Securities Sold.............     2,895          --           --      4,612         --          409
  Prepaid Expenses and Other Assets.....................         2           1            1          2         --           --
                                                          --------    --------     --------    -------    -------      -------
  Total Assets..........................................   540,383     180,171      129,689     89,989     49,147       80,661
                                                          --------    --------     --------    -------    -------      -------
Liabilities:
  Income Distributions Payable..........................     1,932         492          398        430        184          300
  Payable to Custodian..................................        --          --           --        348         --           --
  Payable for Investment Securities Purchased...........    40,029          --           --      5,997         --        1,305
  Payable for Capital Shares Redeemed...................        --         363           --         21         30          763
  Payable upon Return of Securities Loaned..............        --          --           --      9,887         --           --
  Investment Advisory Fees Payable......................       101          85           60         38         17           17
  Administration Fees Payable...........................        10           4            2         --          1           --
  Compliance Services Fees Payable......................         1          --           --         --         --           --
  Distribution and Service Fees Payable.................        --           8            9         31         --           --
  Custodian Fees Payable................................        13           3            2          5          3            6
  Accrued Expenses......................................        46          15           11          3          4           11
                                                          --------    --------     --------    -------    -------      -------
  Total Liabilities.....................................    42,132         970          482     16,760        239        2,402
                                                          --------    --------     --------    -------    -------      -------
  Total Net Assets......................................  $498,251    $179,201     $129,207    $73,229    $48,908      $78,259
                                                          ========    ========     ========    =======    =======      =======
  Capital...............................................  $512,234    $178,555     $127,359    $74,194    $51,327      $80,394
  Undistributed (Distribution in Excess of) Net
    Investment Income (Loss)............................        36         (11)        (734)        32         80           26
  Accumulated Net Realized Gains (Losses) on Investment
    Transactions........................................    (4,513)        131          109     (1,841)    (1,431)        (710)
  Net Unrealized Appreciation (Depreciation) on
    Investments.........................................    (9,506)        526        2,473        844     (1,068)      (1,451)
                                                          --------    --------     --------    -------    -------      -------
  Total Net Assets......................................  $498,251    $179,201     $129,207    $73,229    $48,908      $78,259
                                                          ========    ========     ========    =======    =======      =======
NET ASSETS:
  I Shares..............................................  $497,730    $165,341     $115,929    $36,764    $48,908      $78,187
  A Shares..............................................  $    493    $  5,077     $  3,711    $   403        N/A      $     4
  C Shares..............................................  $     28    $  8,783     $  9,567    $36,062        N/A      $    68
SHARES OUTSTANDING:
  I Shares..............................................    50,497      15,275       11,405      5,276      5,066        7,939
  A Shares..............................................        49         469          364         58        N/A           --
  C Shares..............................................         3         810          940      5,176        N/A            7
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE:
  I Shares..............................................  $   9.86    $  10.82     $  10.16    $  6.97    $  9.65      $  9.85
  A Shares..............................................  $  10.15    $  10.83     $  10.18    $  6.98        N/A      $  9.85
  C Shares**............................................  $   9.86    $  10.85     $  10.17    $  6.97        N/A      $  9.85
OFFERING PRICE PER SHARE (100%/(100%-maximum sales
  charge) of net asset value adjusted to the nearest
  cent):
  I Shares..............................................  $   9.86    $  10.82     $  10.16    $  6.97    $  9.65      $  9.85
  A Shares..............................................  $  10.66    $  11.37     $  10.69    $  7.33        N/A      $ 10.34
  C Shares..............................................  $   9.86    $  10.85     $  10.17    $  6.97        N/A      $  9.85
Maximum Sales Charge -- A Shares........................      4.75%       4.75%        4.75%      4.75%       N/A         4.75%

Amounts designated as "--" are $0 or have been rounded to $0.

*  The High Income Fund includes securities on loan of $9,422.

** Redemption price per share varies by length of time shares are held.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands)

                                                                                                     Limited-
                                                                           Investment              Term Federal
                                                              Investment     Grade      Limited      Mortgage     Maryland
                                                              Grade Bond   Tax-Exempt   Duration    Securities    Municipal
                                                                 Fund      Bond Fund      Fund         Fund       Bond Fund
                                                              ----------   ----------   --------   ------------   ---------
Assets:
  Investments, at Cost......................................   $769,206     $331,689    $58,337      $430,953      $41,876
                                                               ========     ========    =======      ========      =======
  Investments, at Value*....................................   $750,533     $331,479    $56,334      $408,753      $42,422
  Repurchase Agreements, at Cost............................      7,221           --      1,991        15,029           --
                                                               --------     --------    -------      --------      -------
  Total Investments.........................................    757,754      331,479     58,325       423,782       42,422
  Interest and Dividends Receivable.........................      5,418        4,800        634         1,779          501
  Receivable for Capital Shares Issued......................      1,338          281        142           716          141
  Receivable for Investment Securities Sold.................      4,537        4,320         --            84          451
  Prepaid Expenses and Other Assets.........................          3            2          1             2           --
                                                               --------     --------    -------      --------      -------
  Total Assets..............................................    769,050      340,882     59,102       426,363       43,515
                                                               --------     --------    -------      --------      -------
Liabilities:
  Payable for Fund Overdraft................................         --           60         --            --           --
  Income Distributions Payable..............................      2,037          861        188         1,419          128
  Payable for Investment Securities Purchased...............      8,109       12,080          8            74          783
  Payable for Capital Shares Redeemed.......................      1,565          227         --           436           38
  Payable upon Return of Securities Loaned..................    243,191           --         --        29,675           --
  Investment Advisory Fees Payable..........................        224          143          4           168           20
  Administration Fees Payable...............................         --            6          1            --           --
  Compliance Services Fees Payable..........................          1           --         --            --           --
  Distribution and Service Fees Payable.....................         17           13         --            18            8
  Custodian Fees Payable....................................         23            5          3            10            2
  Accrued Expenses..........................................         69           35         11            62            2
                                                               --------     --------    -------      --------      -------
  Total Liabilities.........................................    255,236       13,430        215        31,862          981
                                                               --------     --------    -------      --------      -------
  Total Net Assets..........................................   $513,814     $327,452    $58,887      $394,501      $42,534
                                                               ========     ========    =======      ========      =======
  Capital...................................................   $532,068     $327,341    $58,895      $415,860      $41,929
  Undistributed (Distribution in Excess of) Net Investment
    Income (Loss)...........................................        812         (162)        --         1,019          (42)
  Accumulated Net Realized Gains (Losses) on Investment
    Transactions............................................     (7,614)         483          4       (15,207)         101
  Net Unrealized Appreciation (Depreciation) on
    Investments.............................................    (11,452)        (210)       (12)       (7,171)         546
                                                               --------     --------    -------      --------      -------
  Total Net Assets..........................................   $513,814     $327,452    $58,887      $394,501      $42,534
                                                               ========     ========    =======      ========      =======
NET ASSETS:
  I Shares..................................................   $480,024     $300,986    $58,887      $369,991      $32,699
  A Shares..................................................   $ 20,210     $ 16,182        N/A      $  4,398      $   502
  C Shares..................................................   $ 13,580     $ 10,284        N/A      $ 20,112      $ 9,333
SHARES OUTSTANDING:
  I Shares..................................................     46,170       26,452      5,897        37,439        3,224
  A Shares..................................................      1,945        1,421        N/A           446           49
  C Shares..................................................      1,306          904        N/A         2,034          917
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE:
  I Shares..................................................   $  10.40     $  11.38    $  9.99      $   9.88      $ 10.14
  A Shares..................................................   $  10.40     $  11.39        N/A      $   9.87      $ 10.15
  C Shares**................................................   $  10.40     $  11.37        N/A      $   9.89      $ 10.16
OFFERING PRICE PER SHARE (100%/(100%-maximum sales charge)
  of net asset value adjusted to the nearest cent):
  I Shares..................................................   $  10.40     $  11.38    $  9.99      $   9.88      $ 10.14
  A Shares..................................................   $  10.92     $  11.96        N/A      $  10.12      $ 10.66
  C Shares..................................................   $  10.40     $  11.37        N/A      $   9.89      $ 10.16
Maximum Sales Charge -- A Shares............................       4.75%        4.75%       N/A          2.50%        4.75%

Amounts designated as "--" are $0 or have been rounded to $0.

* The Investment Grade Bond Fund and Limited-Term Federal Mortgage Securities Fund include securities on loan of $235,428 and $28,902, respectively.
**  Redemption price per share varies by length of time shares are held.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands)

                                                                  Seix                                   Short-Term
                                             North Carolina   Floating Rate      Seix      Short-Term   U.S. Treasury   Strategic
                                               Tax-Exempt      High Income    High Yield      Bond       Securities      Income
                                               Bond Fund          Fund           Fund         Fund          Fund          Fund
                                             --------------   -------------   ----------   ----------   -------------   ---------
Assets:
  Investments, at Cost.....................     $42,522         $133,774      $1,386,315    $381,187       $80,066      $391,280
                                                =======         ========      ==========    ========       =======      ========
  Investments, at Value*...................     $42,457         $133,445      $1,351,189    $376,928       $78,955      $389,512
  Repurchase Agreements, at Cost...........          --               --          25,696          --            --            --
                                                -------         --------      ----------    --------       -------      --------
  Total Investments........................      42,457          133,445       1,376,885     376,928        78,955       389,512
  Cash.....................................          --               --              39          --            --            --
  Interest and Dividends Receivable........         570              231          22,094       2,416           796         3,343
  Receivable for Capital Shares Issued.....          --              432           5,951         522           176           339
  Receivable for Investment Securities
    Sold...................................          --            6,039           5,295          25            --        21,602
  Reclaims Receivable......................          --               --              --          --            --           247
  Prepaid Expenses and Other Assets........           1               --              13           4             3            10
                                                -------         --------      ----------    --------       -------      --------
  Total Assets.............................      43,028          140,147       1,410,277     379,895        79,930       415,053
                                                -------         --------      ----------    --------       -------      --------
Liabilities:
  Payable for Fund Overdraft...............          --              529              --          --            --            --
  Income Distributions Payable.............         116              434           6,701         984           208         1,065
  Payable for Investment Securities
    Purchased..............................       1,493           32,733          24,009          --            --        31,787
  Payable for Capital Shares Redeemed......          --               --           6,249         249           368         1,221
  Payable for Forward Foreign Currency
    Contracts..............................          --               --              --          --            --            13
  Payable upon Return of Securities
    Loaned.................................          --               --         112,889      82,596            --        89,171
  Investment Advisory Fees Payable.........          19               20             463         101            27           148
  Administration Fees Payable..............           1               --              27          --            --             5
  Compliance Services Fees Payable.........          --               --               2          --            --            --
  Distribution and Service Fees Payable....          --               --              13           9            18            41
  Custodian Fees Payable...................           1               --              47          14             3            34
  Accrued Expenses.........................          10               26              93          39            21            22
                                                -------         --------      ----------    --------       -------      --------
  Total Liabilities........................       1,640           33,742         150,493      83,992           645       123,507
                                                -------         --------      ----------    --------       -------      --------
  Total Net Assets.........................     $41,388         $106,405      $1,259,784    $295,903       $79,285      $291,546
                                                =======         ========      ==========    ========       =======      ========
  Capital..................................     $41,691         $106,736      $1,279,579    $310,230       $82,134      $302,337
  Undistributed (Distribution in Excess of)
    Net Investment Income (Loss)...........         (64)              17              55         136            (2)       (3,968)
  Accumulated Net Realized Gains (Losses)
    on Investment Transactions, Foreign
    Currency Transactions and Options......        (174)             (19)        (10,420)    (10,204)       (1,736)       (5,033)
  Net Unrealized Appreciation
    (Depreciation) on Investments and
    Foreign Currency Transactions..........         (65)            (329)         (9,430)     (4,259)       (1,111)       (1,790)
                                                -------         --------      ----------    --------       -------      --------
  Total Net Assets.........................     $41,388         $106,405      $1,259,784    $295,903       $79,285      $291,546
                                                =======         ========      ==========    ========       =======      ========
NET ASSETS:
  I Shares.................................     $41,276         $106,405      $1,217,679    $281,282       $54,991      $243,102
  A Shares.................................     $   110              N/A      $   36,291    $  5,062       $ 4,336      $  1,741
  C Shares.................................     $     2              N/A      $    5,814    $  9,559       $19,958      $ 46,703
SHARES OUTSTANDING:
  I Shares.................................       4,167           10,678         113,924      28,977         5,612        25,207
  A Shares.................................          11              N/A           3,471         520           443           179
  C Shares.................................          --              N/A             544         982         2,041         4,841
NET ASSET VALUE AND REDEMPTION PRICE PER
  SHARE:
  I Shares.................................     $  9.90         $   9.96      $    10.69    $   9.71       $  9.80      $   9.64
  A Shares.................................     $  9.88              N/A      $    10.45    $   9.73       $  9.79      $   9.68
  C Shares**...............................     $  9.89              N/A      $    10.68    $   9.73       $  9.78      $   9.65
OFFERING PRICE PER SHARE
  (100%/(100%-maximum sales charge) of net
  asset value adjusted to the nearest
  cent):
  I Shares.................................     $  9.90         $   9.96      $    10.69    $   9.71       $  9.80      $   9.64
  A Shares.................................     $ 10.37              N/A      $    10.97    $   9.98       $ 10.04      $  10.16
  C Shares.................................     $  9.89              N/A      $    10.68    $   9.73       $  9.78      $   9.65
Maximum Sales Charge -- A Shares...........        4.75%             N/A            4.75%       2.50%         2.50%         4.75%

Amounts designated as "--" are $0 or have been rounded to $0.

* The Seix High Yield Fund, Short-Term Bond Fund and Strategic Income Fund include securities on loan of $107,738, $80,369 and $86,496, respectively.
**  Redemption price per share varies by length of time shares are held.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands)

                                                                           U.S. Government                 Virginia
                                               Total          U.S.           Securities       Ultra-     Intermediate   Virginia
                                              Return       Government        Ultra-Short       Short      Municipal     Municipal
                                             Bond Fund   Securities Fund      Bond Fund      Bond Fund    Bond Fund     Bond Fund
                                             ---------   ---------------   ---------------   ---------   ------------   ---------
Assets:
  Investments, at Cost.....................   $66,962       $461,537           $43,304       $265,768      $168,948      $54,099
                                              =======       ========           =======       ========      ========      =======
  Investments, at Value*...................   $61,589       $441,095           $42,981       $264,619      $170,485      $55,021
  Repurchase Agreements, at Cost...........     4,084         14,059                --             --            --           --
                                              -------       --------           -------       --------      --------      -------
  Total Investments........................    65,673        455,154            42,981        264,619       170,485       55,021
  Interest and Dividends Receivable........       539          1,712               208          1,407         2,393          753
  Receivable for Capital Shares Issued.....        55            433                39            263           158           84
  Receivable for Investment Securities
    Sold...................................       591             57               197              8         3,176          532
  Reclaims Receivable......................         5             --                --             --            --           --
  Prepaid Expenses and Other Assets........        --              2                10              7             1           --
                                              -------       --------           -------       --------      --------      -------
  Total Assets.............................    66,863        457,358            43,435        266,304       176,213       56,390
                                              -------       --------           -------       --------      --------      -------
Liabilities:
  Income Distributions Payable.............       244          1,282               152            893           511          171
  Payable for Investment Securities
    Purchased..............................     4,623             50                --          5,240            --           --
  Payable for Capital Shares Redeemed......        --            802                --            412           357           83
  Payable upon Return of Securities
    Loaned.................................        --        127,594               637         14,417            --           --
  Investment Advisory Fees Payable.........        19            139                 8             46            82           26
  Administration Fees Payable..............        --              1                --             --             1           --
  Distribution and Service Fees Payable....        --              8                --             --             1            4
  Custodian Fees Payable...................         7              8                 2              9             4            2
  Accrued Expenses.........................         4             58                20             30            25            4
                                              -------       --------           -------       --------      --------      -------
  Total Liabilities........................     4,897        129,942               819         21,047           981          290
                                              -------       --------           -------       --------      --------      -------
  Total Net Assets.........................   $61,966       $327,416           $42,616       $245,257      $175,232      $56,100
                                              =======       ========           =======       ========      ========      =======
  Capital..................................   $64,687       $339,657           $44,073       $247,944      $173,836      $55,224
  Undistributed (Distribution in Excess of)
    Net Investment Income (Loss)...........       (74)           605               111            375           (18)         (17)
  Accumulated Net Realized Gains (Losses)
    on Investment Transactions and Foreign
    Currency Transactions..................    (1,358)        (6,463)           (1,245)        (1,913)         (123)         (29)
  Net Unrealized Appreciation
    (Depreciation) on Investments and
    Foreign Currency Transactions..........    (1,289)        (6,383)             (323)        (1,149)        1,537          922
                                              -------       --------           -------       --------      --------      -------
  Total Net Assets.........................   $61,966       $327,416           $42,616       $245,257      $175,232      $56,100
                                              =======       ========           =======       ========      ========      =======
NET ASSETS:
  I Shares.................................   $61,966       $316,475           $42,616       $245,257      $169,743      $51,548
  A Shares.................................       N/A       $  3,032               N/A            N/A      $  5,480      $    63
  C Shares.................................       N/A       $  7,909               N/A            N/A      $      9      $ 4,489
SHARES OUTSTANDING:
  I Shares.................................     6,386         31,050             4,324         24,624        16,957        5,046
  A Shares.................................       N/A            298               N/A            N/A           547            6
  C Shares.................................       N/A            776               N/A            N/A             1          437
NET ASSET VALUE AND REDEMPTION PRICE PER
  SHARE:
  I Shares.................................   $  9.70       $  10.19           $  9.85       $   9.96      $  10.01      $ 10.22
  A Shares.................................       N/A       $  10.19               N/A            N/A      $  10.01      $ 10.20
  C Shares**...............................       N/A       $  10.19               N/A            N/A      $  10.01      $ 10.26
OFFERING PRICE PER SHARE
  (100%/(100%-maximum sales charge) of net
  asset value adjusted to the nearest
  cent):
  I Shares.................................   $  9.70       $  10.19           $  9.85       $   9.96      $  10.01      $ 10.22
  A Shares.................................       N/A       $  10.70               N/A            N/A      $  10.51      $ 10.71
  C Shares.................................       N/A       $  10.19               N/A            N/A      $  10.01      $ 10.26
Maximum Sales Charge -- A Shares...........       N/A           4.75%              N/A            N/A          4.75%        4.75%

Amounts designated as "--" are $0 or have been rounded to $0.

* The U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund and Ultra-Short Bond Fund include securities on loan of $123,842, $623 and $13,985, respectively.

** Redemption price per share varies by length of time shares are held.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands)

                                                                                   U.S. Government                     Virginia
                                                    Prime Quality    Tax-Exempt      Securities      U.S. Treasury     Tax-Free
                                                    Money Market    Money Market    Money Market     Money Market    Money Market
                                                        Fund            Fund            Fund             Fund            Fund
                                                    -------------   ------------   ---------------   -------------   ------------
Assets:
  Total Investments, at Cost......................   $7,025,086      $1,838,071       $667,735        $1,667,933       $527,681
                                                     ==========      ==========       ========        ==========       ========
  Investments, at Value...........................   $6,970,507      $1,838,071       $448,412        $  600,926       $527,681
  Repurchase Agreements, at Value.................       54,579              --        219,323         1,067,007             --
                                                     ----------      ----------       --------        ----------       --------
  Total Investments, at Value.....................    7,025,086       1,838,071        667,735         1,667,933        527,681
  Cash............................................           --               4             --                --              1
  Accrued Income..................................       31,622           9,553          2,661             5,265          3,086
  Receivable for Capital Shares Issued............       14,216           1,427            933                75            700
  Receivable for Investment Securities Sold.......           --              --             --           249,458             --
  Prepaid Expenses and Other Assets...............           31               8              4                 8              3
                                                     ----------      ----------       --------        ----------       --------
  Total Assets....................................    7,070,955       1,849,063        671,333         1,922,739        531,471
                                                     ----------      ----------       --------        ----------       --------
Liabilities:
  Income Distributions Payable....................       23,767           4,115          2,249             5,236          1,115
  Payable for Investment Securities Purchased.....       50,341              --          1,078           254,025             --
  Investment Advisory Fees Payable................        2,948             705            326               731            176
  Administration Fees Payable.....................            2              41              8                30             11
  Compliance Services Fees Payable................            9               2              1                 2              1
  Distribution and Service Fees Payable...........          502              86             34                 2             39
  Custodian Fees Payable..........................          137              20              9                16              5
  Accrued Expenses................................          816             213             87               159             53
                                                     ----------      ----------       --------        ----------       --------
  Total Liabilities...............................       78,522           5,182          3,792           260,201          1,400
                                                     ----------      ----------       --------        ----------       --------
  Total Net Assets................................   $6,992,433      $1,843,881       $667,541        $1,662,538       $530,071
                                                     ==========      ==========       ========        ==========       ========
Net Assets:
  Capital.........................................   $6,992,419      $1,843,853       $667,540        $1,662,688       $530,062
  Undistributed (Distributions in Excess of) Net
    Investment Income.............................          (74)             (1)            --                62              5
  Accumulated Net Realized Gain (Loss) on
    Investment Transactions.......................           88              29              1              (212)             4
                                                     ----------      ----------       --------        ----------       --------
  Total Net Assets................................   $6,992,433      $1,843,881       $667,541        $1,662,538       $530,071
                                                     ==========      ==========       ========        ==========       ========
NET ASSETS:
  I Shares........................................   $2,976,881      $1,172,717       $413,893        $1,650,172       $226,319
  A Shares........................................   $4,011,561      $  671,164       $253,648        $   12,366       $303,752
  C Shares........................................   $    3,991             N/A            N/A               N/A            N/A
SHARES OUTSTANDING:
  I Shares........................................    2,976,916       1,172,667        413,893         1,650,321        226,316
  A Shares........................................    4,011,511         671,186        253,648            12,237        303,746
  C Shares........................................        3,992             N/A            N/A               N/A            N/A
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE:
  I Shares........................................   $     1.00      $     1.00       $   1.00        $     1.00       $   1.00
  A Shares........................................   $     1.00      $     1.00       $   1.00        $     1.00       $   1.00
  C Shares*.......................................   $     1.00             N/A            N/A               N/A            N/A

Amounts designated as "--" are $0 or have been rounded to $0.

*  Redemption price per share varies by length of time shares are held.

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
STI CLASSIC FUNDS  For the Year Ended March 31, 2006  (Amounts in thousands)

                                                             Core      Florida      Georgia      High      High
                                                             Bond     Tax-Exempt   Tax-Exempt   Income    Quality    Intermediate
                                                             Fund     Bond Fund    Bond Fund     Fund    Bond Fund    Bond Fund
                                                           --------   ----------   ----------   ------   ---------   ------------
Investment Income:
  Interest Income........................................  $ 16,854     $6,655       $4,012     $6,862    $ 2,188      $ 2,851
  Dividend Income........................................        --        276           61        163         25           12
  Income from Securities Lending.........................        --         --           --         67         --           --
                                                           --------     ------       ------     ------    -------      -------
  Total Investment Income................................    16,854      6,931        4,073      7,092      2,213        2,863
                                                           --------     ------       ------     ------    -------      -------
Expenses:
  Investment Advisory Fees...............................       969      1,076          687        574        241          170
  Administration and Fund Accounting Fees................       102         49           31         22         15           18
  Compliance Services Fees...............................         3          2            1          1         --            1
  Distribution Fees -- A Shares..........................         1          9            5          1         --           --
  Distribution and Service Fees -- C Shares..............        --        111          103        423         --           --
  Shareholder Service Fees -- Institutional Shares.......        --                                            31           --
  Shareholder Service Fees -- T Shares...................       114                                            30            5
  Custodian Fees.........................................        29          8            8         15          5            6
  Professional Fees......................................        (4)         9            6          4         (2)           3
  Insurance Fees.........................................         3          4            2          3          1           --
  Registration Fees......................................         3         16           17         19          7            1
  Transfer Agent Fees....................................        --          4            3         28          2           --
  Printing Fees..........................................        16         12           10         14          2            3
  Trustees Fees..........................................         6          4            3          2          1            1
  Other Expenses.........................................        22          9           10         15         (1)          10
                                                           --------     ------       ------     ------    -------      -------
  Total Expenses.........................................     1,264      1,313          886      1,121        332          218
    Less: Investment Advisory Fees Waived................        --        (24)         (18)       (69)       (74)          --
    Less: Administration Fees Waived.....................        --         --           (2)       (14)        --           (3)
    Less: Shareholder Service Fees
      Waived -- Institutional Shares.....................        --                                            (6)          --
    Less: Shareholder Service Fees Waived -- T Shares....       (79)                                           (2)          --
    Less: Distribution and Service Fees Waived -- C
      Shares.............................................        --        (10)          (8)       (47)        --           --
                                                           --------     ------       ------     ------    -------      -------
  Net Expenses...........................................     1,185      1,279          858        991        250          215
                                                           --------     ------       ------     ------    -------      -------
  Net Investment Income..................................    15,669      5,652        3,215      6,101      1,963        2,648
                                                           --------     ------       ------     ------    -------      -------
Net Realized and Unrealized Gain (Loss) on Investments:
  Net Realized Gain (Loss) on Investments Sold...........    (2,853)     1,124          133     (1,302)      (451)        (617)
  Net Change in Unrealized Appreciation (Depreciation) on
    Investments..........................................    (8,256)    (1,704)         179        859       (574)      (1,076)
                                                           --------     ------       ------     ------    -------      -------
  Total Net Realized and Unrealized Gain (Loss) on
    Investments..........................................   (11,109)      (580)         312       (443)    (1,025)      (1,693)
                                                           --------     ------       ------     ------    -------      -------
  Net Change in Net Assets from Operations...............  $  4,560     $5,072       $3,527     $5,658    $   938      $   955
                                                           ========     ======       ======     ======    =======      =======

Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
STI CLASSIC FUNDS  For the Year Ended March 31, 2006  (Amounts in thousands)

                                                       Investment   Investment Grade     Limited       Limited-Term     Maryland
                                                         Grade         Tax-Exempt       Duration     Federal Mortgage   Municipal
                                                       Bond Fund       Bond Fund          Fund       Securities Fund    Bond Fund
                                                       ----------   ----------------   -----------   ----------------   ---------
Investment Income:
  Interest Income....................................   $ 25,206        $10,605          $2,260          $15,673         $1,836
  Dividend Income....................................         --            615              --               --             23
  Income from Securities Lending.....................      1,185             --              --               32             --
                                                        --------        -------          ------          -------         ------
  Total Investment Income............................     26,391         11,220           2,260           15,705          1,859
                                                        --------        -------          ------          -------         ------
Expenses:
  Investment Advisory Fees...........................      3,394          1,855              64            2,154            250
  Administration and Fund Accounting Fees............        153             85              24              103             11
  Compliance Services Fees...........................          5              3               1                3             --
  Distribution Fees -- A Shares......................         77             62              --               13             --
  Distribution and Service Fees -- C Shares..........        158            132              --              269            116
  Custodian Fees.....................................         44             11               4               23              6
  Professional Fees..................................         35             15             (16)              18              1
  Insurance Fees.....................................         16              5              --                8             --
  Registration Fees..................................         56             39               6               61             12
  Transfer Agent Fees................................        (25)            12              (1)              23              4
  Printing Fees......................................         38             21               3               28              4
  Trustees Fees......................................         15              6              --                8              1
  Other Expenses.....................................         39             12              10               20              3
                                                        --------        -------          ------          -------         ------
  Total Expenses.....................................      4,005          2,258              95            2,731            408
    Less: Investment Advisory Fees Waived............         (4)            (3)             --              (45)            (9)
    Less: Administration Fees Waived.................        (16)            (1)             --              (15)            (2)
    Less: Distribution and Service Fees Waived -- C
      Shares.........................................         (3)            (3)             --              (36)            --
                                                        --------        -------          ------          -------         ------
  Net Expenses.......................................      3,982          2,251              95            2,635            397
                                                        --------        -------          ------          -------         ------
  Net Investment Income..............................     22,409          8,969           2,165           13,070          1,462
                                                        --------        -------          ------          -------         ------
Net Realized and Unrealized Gain (Loss) on
  Investments:
  Net Realized Gain (Loss) on Investments Sold.......      7,288          1,313               4           (2,545)           298
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments....................    (12,042)        (1,585)            (13)          (2,631)          (442)
                                                        --------        -------          ------          -------         ------
  Total Net Realized and Unrealized Loss on
    Investments......................................     (4,754)          (272)             (9)          (5,176)          (144)
                                                        --------        -------          ------          -------         ------
  Net Change in Net Assets from Operations...........   $ 17,655        $ 8,697          $2,156          $ 7,894         $1,318
                                                        ========        =======          ======          =======         ======

Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
STI CLASSIC FUNDS  For the Year Ended March 31, 2006  (Amounts in thousands)

                                                                Seix                                    Short-Term
                                           North Carolina   Floating Rate      Seix      Short-Term    U.S. Treasury    Strategic
                                             Tax-Exempt      High Income    High Yield      Bond        Securities       Income
                                             Bond Fund        Fund (a)         Fund         Fund           Fund           Fund
                                           --------------   -------------   ----------   ----------   ---------------   ---------
Investment Income:
  Interest Income........................      $1,533           $ 457        $ 85,237     $11,227         $3,125        $ 14,880
  Dividend Income........................          35              24              36         204             19             111
  Income from Securities Lending.........          --              --             411         159             --             671
  Less: Foreign Taxes Withheld...........          --              --              --          --             --              (6)
                                               ------           -----        --------     -------         ------        --------
  Total Investment Income................       1,568             481          85,684      11,590          3,144          15,656
                                               ------           -----        --------     -------         ------        --------
Expenses:
  Investment Advisory Fees...............         236              38           5,825       1,453            463           2,089
  Administration and Fund Accounting
    Fees.................................          11               2             327          79             25              80
  Compliance Services Fees...............          --              --              11          --              1               3
  Distribution Fees -- A Shares..........          --                              58          12              9               9
  Distribution and Service Fees -- C
    Shares...............................          --                              48         122            268             639
  Shareholder Service Fees -- T Shares...                                           2
  Custodian Fees.........................           1              --              12          26              7             154
  Professional Fees......................           1               2              46          15              4              12
  Insurance Fees.........................           3              --               6           7              3               4
  Registration Fees......................           7              10              32          46             36              28
  Transfer Agent Fees....................           5              --              (9)         12             24              32
  Printing Fees..........................          18              11              56          24              8              21
  Trustees Fees..........................           2              --              11           6              2               5
  Other Expenses.........................           2               4              37          30             22              13
                                               ------           -----        --------     -------         ------        --------
  Total Expenses.........................         286              67           6,462       1,832            872           3,089
    Less: Investment Advisory Fees
      Waived.............................          (6)            (18)            (69)        (51)           (40)            (93)
    Less: Administration Fees Waived.....          --              (2)             --         (11)           (15)             (7)
    Less: Distribution Fees Waived -- A
      Shares.............................          --                              --          --             --              (1)
    Less: Distribution and Service Fees
      Waived -- C Shares.................          --                              (4)        (18)           (55)           (103)
                                               ------           -----        --------     -------         ------        --------
  Net Expenses...........................         280              47           6,389       1,752            762           2,885
                                               ------           -----        --------     -------         ------        --------
  Net Investment Income..................       1,288             434          79,295       9,838          2,382          12,771
                                               ------           -----        --------     -------         ------        --------
Net Realized and Unrealized Gain (Loss)
  on Investments, Options and Foreign
  Currency Transactions:
  Net Realized Gain (Loss) on Investments
    Sold, Forward Foreign Currency
    Contracts, Options and Foreign
    Currency Transactions................         (35)            (19)        (10,259)        531           (808)        (12,508)
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments,
    Forward Foreign Currency Contracts,
    Foreign Currencies and Translation of
    Other Assets and Liabilities in
    Foreign Currency.....................         166            (329)         (1,686)       (947)          (122)           (161)
                                               ------           -----        --------     -------         ------        --------
  Total Net Realized and Unrealized Gain
    (Loss) on Investments, Options and
    Foreign Currency Transactions........         131            (348)        (11,945)       (416)          (930)        (12,669)
                                               ------           -----        --------     -------         ------        --------
  Net Change in Net Assets from
    Operations...........................      $1,419           $  86        $ 67,350     $ 9,422         $1,452        $    102
                                               ======           =====        ========     =======         ======        ========

(a) Commencement of operations on March 2, 2006.

Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
STI CLASSIC FUNDS  For the Year Ended March 31, 2006  (Amounts in thousands)

                                                                         U.S. Government                   Virginia
                                        Total Return                       Securities      Ultra-Short   Intermediate   Virginia
                                            Bond       U.S. Government     Ultra-Short        Bond        Municipal     Municipal
                                            Fund       Securities Fund      Bond Fund         Fund        Bond Fund     Bond Fund
                                        ------------   ---------------   ---------------   -----------   ------------   ---------
Investment Income:
  Interest Income.....................    $ 2,830          $14,852           $2,078          $8,505         $7,149       $2,366
  Dividend Income.....................         --               --               16              62             39           28
  Income from Securities Lending......         --              460                2              12             --           --
  Less: Foreign Taxes Withheld........         (1)              --               --              --             --           --
                                          -------          -------           ------          ------         ------       ------
  Total Investment Income.............      2,829           15,312            2,096           8,579          7,188        2,394
                                          -------          -------           ------          ------         ------       ------
Expenses:
  Investment Advisory Fees............        246            2,072              150             703          1,053          329
  Administration and Fund Accounting
    Fees..............................         16               95               15              59             47           15
  Compliance Services Fees............          1                3               --               2              2           --
  Distribution Fees -- A Shares.......         --               11               --              --             10           --
  Distribution and Service Fees -- C
    Shares............................                          99               17                             --           54
  Shareholder Service
    Fees -- Institutional Shares......         40                                35              57
  Shareholder Service Fees -- T
    Shares............................          7                                               132
  Custodian Fees......................         20               19               11              25             11            6
  Professional Fees...................          3               17                3              10              9            3
  Insurance Fees......................          1                6                2               5              4            1
  Registration Fees...................          6               50               15              23             17           15
  Transfer Agent Fees.................         --               12                3              --              2            2
  Printing Fees.......................          3               24                3               8             34            7
  Trustees Fees.......................          2                7                1               4              4            4
  Other Expenses......................         15               32               27              36             12           16
                                          -------          -------           ------          ------         ------       ------
  Total Expenses......................        360            2,447              282           1,064          1,205          452
    Less: Investment Advisory Fees
      Waived..........................         (3)              (5)             (63)           (206)           (11)          (4)
    Less: Administration Fees
      Waived..........................         (5)              (9)             (10)             (8)            (3)         (10)
    Less: Shareholder Service Fees
      Waived -- Institutional
      Shares..........................         (9)                              (35)            (43)
    Less: Shareholder Service Fees
      Waived -- T Shares..............         (1)                                               --
    Less: Distribution Fees
      Waived -- A Shares..............                          --                                              (1)          --
    Less: Distribution and Service
      Fees Waived -- C Shares.........                          (1)              (4)                            --           --
                                          -------          -------           ------          ------         ------       ------
  Net Expenses........................        342            2,432              170             807          1,190          438
                                          -------          -------           ------          ------         ------       ------
  Net Investment Income...............      2,487           12,880            1,926           7,772          5,998        1,956
                                          -------          -------           ------          ------         ------       ------
Net Realized and Unrealized Gain
  (Loss) on Investments and Foreign
  Currency Transactions:
  Net Realized Gain (Loss) on
    Investments Sold, Forward Foreign
    Currency Contracts and Foreign
    Currency Transactions.............       (531)            (944)            (126)           (421)           280          250
  Net Change in Unrealized
    Appreciation (Depreciation) on
    Investments, Forward Foreign
    Currency Contracts, Foreign
    Currencies and Translation of
    Other Assets and Liabilities in
    Foreign Currency..................     (1,103)          (5,944)             (71)           (420)          (865)        (435)
                                          -------          -------           ------          ------         ------       ------
  Total Net Realized and Unrealized
    Gain (Loss) on Investments and
    Foreign Currency Transactions.....     (1,634)          (6,888)            (197)           (841)          (585)        (185)
                                          -------          -------           ------          ------         ------       ------
  Net Change in Net Assets from
    Operations........................    $   853          $ 5,992           $1,729          $6,931         $5,413       $1,771
                                          =======          =======           ======          ======         ======       ======

Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
STI CLASSIC FUNDS  For the Year Ended March 31, 2006  (Amounts in thousands)

                                                                                   U.S. Government                     Virginia
                                                    Prime Quality    Tax-Exempt      Securities      U.S. Treasury     Tax-Free
                                                        Money       Money Market    Money Market     Money Market    Money Market
                                                     Market Fund        Fund            Fund             Fund            Fund
                                                    -------------   ------------   ---------------   -------------   ------------
Investment Income:
  Interest Income.................................    $219,742        $45,389          $26,472          $52,745        $13,407
  Dividend Income.................................       5,388          1,304               --               --            275
                                                      --------        -------          -------          -------        -------
  Total Investment Income.........................     225,130         46,693           26,472           52,745         13,682
                                                      --------        -------          -------          -------        -------
Expenses:
  Investment Advisory Fees........................      32,146          8,036            4,261            8,471          1,996
  Administration and Fund Accounting Fees.........       1,545            446              192              387            131
  Compliance Services Fees........................          51             14                6               13              4
  Distribution Fees -- A Shares...................       4,532            923              377                8            663
  Distribution and Service Fees -- C Shares.......          30
  Custodian Fees..................................         274             48               19               34             13
  Professional Fees...............................         291             78               31               69             22
  Insurance Fees..................................         102             28               14               21              8
  Registration Fees...............................         299             96               69               86             43
  Transfer Agent Fees.............................          (8)            (1)              (3)              (6)            (1)
  Printing Fees...................................         621             71               34               61             21
  Trustees' Fees..................................         120             46               23               30             11
  Other Expenses..................................         231            118               52               56             31
                                                      --------        -------          -------          -------        -------
  Total Expenses..................................      40,234          9,903            5,075            9,230          2,942
    Less: Investment Advisory Fees Waived.........      (1,596)          (463)            (203)            (338)            --
    Less: Administration Fees Waived..............        (175)            --               (9)              (6)            --
    Less: Distribution Fees Waived -- A Shares....          --             --               --               --           (175)
    Less: Distribution and Service Fees
      Waived -- C Shares..........................         (15)
                                                      --------        -------          -------          -------        -------
  Net Expenses....................................      38,448          9,440            4,863            8,886          2,767
                                                      --------        -------          -------          -------        -------
  Net Investment Income...........................     186,682         37,253           21,609           43,859         10,915
                                                      --------        -------          -------          -------        -------
Net Realized Gain (Loss) on Investments:
  Net Realized Gain (Loss) on Investment Sold.....         114            103               --              (14)           107
  Net Increase from Payments by Affiliates and Net
    Gains (Losses) Realized on the Disposal of
    Investments in Violation of Restrictions......          18             --               --               --             --
                                                      --------        -------          -------          -------        -------
  Total Net Realized Gain (Loss) on Investments...         132            103               --              (14)           107
                                                      --------        -------          -------          -------        -------
  Net Change in Net Assets from Operations........    $186,814        $37,356          $21,609          $43,845        $11,022
                                                      ========        =======          =======          =======        =======

Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                              Core Bond Fund (a)               Florida Tax-Exempt Bond Fund
                                       ---------------------------------    ----------------------------------
                                       04/01/05-   11/01/04-   11/01/03-    04/01/05-    06/01/04-   06/01/03-
                                       03/31/06    03/31/05    10/31/04     03/31/06     03/31/05    05/31/04
                                       ---------   ---------   ---------    ---------    ---------   ---------
Operations:
  Net Investment Income..............  $ 15,669    $  2,179     $ 1,648     $  5,652     $  4,207    $  5,453
  Net Realized Gain (Loss) on
    Investments Sold.................    (2,853)       (433)        587        1,124         (145)      3,674
  Net Change in Unrealized
    Appreciation (Depreciation) on
    Investments......................    (8,256)     (2,062)        302       (1,704)       1,892     (13,497)
                                       --------    --------     -------     --------     --------    --------
  Change in Net Assets from
    Operations.......................     4,560        (316)      2,537        5,072        5,954      (4,370)
                                       --------    --------     -------     --------     --------    --------
Dividends and Distributions to
  Shareholders:
  Net Investment Income:
    I Shares.........................   (14,412)     (1,571)     (1,696)      (5,238)      (3,792)     (4,630)
    T Shares.........................    (1,742)       (674)
    A Shares.........................       (13)         (5)         (6)        (169)        (150)       (170)
    C Shares.........................        (1)         --          --         (245)        (280)       (662)
  Realized Capital Gains:
    I Shares.........................      (493)       (562)       (758)        (774)      (1,824)     (3,033)
    A Shares.........................        (1)         (2)         (6)         (26)         (84)       (106)
    C Shares.........................        --          --          --          (49)        (178)       (513)
                                       --------    --------     -------     --------     --------    --------
  Total Dividends and
    Distributions....................   (16,662)     (2,814)     (2,466)      (6,501)      (6,308)     (9,114)
                                       --------    --------     -------     --------     --------    --------
  Change in Net Assets from Capital
    Transactions.....................   212,581     244,464      22,402        4,654(b)   (14,593)      8,552
                                       --------    --------     -------     --------     --------    --------
  Change in Net Assets...............   200,479     241,334      22,473        3,225      (14,947)     (4,932)
                                       --------    --------     -------     --------     --------    --------
Net Assets:
  Beginning of Period................   297,772      56,438      33,965      175,976      190,923     195,855
                                       --------    --------     -------     --------     --------    --------
  End of Period......................  $498,251    $297,772     $56,438     $179,201     $175,976    $190,923
                                       ========    ========     =======     ========     ========    ========
Undistributed (Distribution in Excess
  of) Net Investment Income, End of
  Period.............................  $     36    $      1     $   (56)    $    (11)    $    (11)   $      4
                                       ========    ========     =======     ========     ========    ========

                                         Georgia Tax-Exempt Bond Fund
                                       ---------------------------------
                                       04/01/05-   06/01/04-   06/01/03-
                                       03/31/06    03/31/05    05/31/04
                                       ---------   ---------   ---------
Operations:
  Net Investment Income..............  $  3,215    $  2,966    $  3,771
  Net Realized Gain (Loss) on
    Investments Sold.................       133         104       3,872
  Net Change in Unrealized
    Appreciation (Depreciation) on
    Investments......................       179       1,978     (10,196)
                                       --------    --------    --------
  Change in Net Assets from
    Operations.......................     3,527       5,048      (2,553)
                                       --------    --------    --------
Dividends and Distributions to
  Shareholders:
  Net Investment Income:
    I Shares.........................    (3,719)     (2,528)     (3,265)
    T Shares.........................
    A Shares.........................      (100)        (70)        (91)
    C Shares.........................      (268)       (232)       (416)
  Realized Capital Gains:
    I Shares.........................      (112)     (2,127)       (694)
    A Shares.........................        (4)        (64)        (19)
    C Shares.........................       (11)       (255)       (114)
                                       --------    --------    --------
  Total Dividends and
    Distributions....................    (4,214)     (5,276)     (4,599)
                                       --------    --------    --------
  Change in Net Assets from Capital
    Transactions.....................    20,067      (4,144)      3,264
                                       --------    --------    --------
  Change in Net Assets...............    19,380      (4,372)     (3,888)
                                       --------    --------    --------
Net Assets:
  Beginning of Period................   109,827     114,199     118,087
                                       --------    --------    --------
  End of Period......................  $129,207    $109,827    $114,199
                                       ========    ========    ========
Undistributed (Distribution in Excess
  of) Net Investment Income, End of
  Period.............................  $   (734)   $    138    $      2
                                       ========    ========    ========

(a) Effective August 1, 2005, all T Shares of this fund were exchanged for I Shares and T Shares were no longer offered. (See Note 2).

(b) Redemption fees have been rounded to $0.

Amounts designated as "--" are either $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                                                  Core Bond Fund (a)             Florida Tax-Exempt Bond Fund
                                                           ---------------------------------   ---------------------------------
                                                           04/01/05-   11/01/04-   11/01/03-   04/01/05-   06/01/04-   06/01/03-
                                                           03/31/06    03/31/05    10/31/04    03/31/06    03/31/05    05/31/04
                                                           ---------   ---------   ---------   ---------   ---------   ---------
Capital Transactions:
I Shares:
  Proceeds from Shares Issued............................  $ 389,832   $140,313    $ 40,140    $ 61,889    $ 30,434    $ 83,482
  Dividends Reinvested...................................      8,527      1,000       2,082         839       1,312       2,132
  Cost of Shares Redeemed................................    (64,112)   (18,633)    (19,932)    (53,510)    (38,920)    (57,242)
                                                           ---------   --------    --------    --------    --------    --------
  Change in Net Assets from I Shares Transactions........  $ 334,247   $122,680    $ 22,290    $  9,218    $ (7,174)   $ 28,372
                                                           ---------   --------    --------    --------    --------    --------
T Shares(1):
  Proceeds from Shares Issued............................  $  39,832   $125,973    $      1
  Dividends Reinvested...................................      1,267        335          --
  Cost of Shares Redeemed................................   (163,029)    (4,379)         --
                                                           ---------   --------    --------
  Change in Net Assets from T Shares Transactions........  $(121,930)  $121,929    $      1
                                                           ---------   --------    --------
A Shares:
  Proceeds from Shares Issued............................  $     298   $    125    $    175    $    733    $  2,867    $  3,093
  Dividends Reinvested...................................          4         --          --         132         153         166
  Cost of Shares Redeemed................................        (66)      (270)        (65)     (1,894)     (2,785)     (5,029)
                                                           ---------   --------    --------    --------    --------    --------
  Change in Net Assets from A Shares Transactions........  $     236   $   (145)   $    110    $ (1,029)   $    235    $ (1,770)
                                                           ---------   --------    --------    --------    --------    --------
C Shares(2):
  Proceeds from Shares Issued............................  $      28   $     --    $      1    $     96    $    353    $  6,043
  Dividends Reinvested...................................          1         --          --         225         349         865
  Cost of Shares Redeemed................................         (1)        --          --      (3,856)     (8,356)    (24,958)
                                                           ---------   --------    --------    --------    --------    --------
  Change in Net Assets from C Shares Transactions........  $      28   $     --    $      1    $ (3,535)   $ (7,654)   $(18,050)
                                                           ---------   --------    --------    --------    --------    --------
Change in Net Assets from Capital Transactions...........  $ 212,581   $244,464    $ 22,402    $  4,654    $(14,593)   $  8,552
                                                           =========   ========    ========    ========    ========    ========

                                                             Georgia Tax-Exempt Bond Fund
                                                           ---------------------------------
                                                           04/01/05-   06/01/04-   06/01/03-
                                                           03/31/06    03/31/05    05/31/04
                                                           ---------   ---------   ---------
Capital Transactions:
I Shares:
  Proceeds from Shares Issued............................  $ 39,979    $ 18,386    $ 19,156
  Dividends Reinvested...................................       489         917         699
  Cost of Shares Redeemed................................   (20,409)    (20,690)    (14,624)
                                                           --------    --------    --------
  Change in Net Assets from I Shares Transactions........  $ 20,059    $ (1,387)   $  5,231
                                                           --------    --------    --------
T Shares(1):
  Proceeds from Shares Issued............................
  Dividends Reinvested...................................
  Cost of Shares Redeemed................................
  Change in Net Assets from T Shares Transactions........
A Shares:
  Proceeds from Shares Issued............................  $  2,084    $    711    $  1,280
  Dividends Reinvested...................................        60          83          56
  Cost of Shares Redeemed................................    (1,076)       (861)     (1,059)
                                                           --------    --------    --------
 Change in Net Assets from A Shares Transactions.........  $  1,068    $    (67)   $    277
                                                           --------    --------    --------
C Shares(2):
  Proceeds from Shares Issued............................  $    446    $     49    $  2,653
  Dividends Reinvested...................................       268         411         444
  Cost of Shares Redeemed................................    (1,774)     (3,150)     (5,341)
                                                           --------    --------    --------
  Change in Net Assets from C Shares Transactions........  $ (1,060)   $ (2,690)   $ (2,244)
                                                           --------    --------    --------
Change in Net Assets from Capital Transactions...........  $ 20,067    $ (4,144)   $  3,264
                                                           ========    ========    ========

(a) Effective August 1, 2005, all T Shares of this fund were exchanged for I Shares and T Shares were no longer offered. (See Note 2.)

(1) T Shares were offered beginning on October 11, 2004 for the Core Bond Fund.

(2) C Shares were offered beginning on October 11, 2004 for the Core Bond Fund.

Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                                                Core Bond Fund (a)             Florida Tax-Exempt Bond Fund
                                                         ---------------------------------   ---------------------------------
                                                         04/01/05-   11/01/04-   11/01/03-   04/01/05-   06/01/04-   06/01/03-
                                                         03/31/06    03/31/05    10/31/04    03/31/06    03/31/05    05/31/04
                                                         ---------   ---------   ---------   ---------   ---------   ---------
Share Transactions:
I Shares:
  Issued...............................................     38,549     13,738       3,935       5,626       2,725       7,381
  Reinvested...........................................        848         98         205          76         119         188
  Redeemed.............................................     (6,348)    (1,830)     (1,963)     (4,876)     (3,495)     (5,085)
                                                         ---------   --------    --------    --------    --------    --------
  Change in I Shares Transactions......................     33,049     12,006       2,177         826        (651)      2,484
                                                         ---------   --------    --------    --------    --------    --------
T Shares(1):
  Issued...............................................      3,893     12,354          --
  Reinvested...........................................        124         33          --
  Redeemed.............................................    (15,973)      (431)         --
                                                         ---------   --------    --------
  Change in T Shares Transactions......................    (11,956)    11,956          --
                                                         ---------   --------    --------
A Shares:
  Issued...............................................         29         12          17          67         258         272
  Reinvested...........................................         --         --          --          12          14          15
  Redeemed.............................................         (6)       (25)         (7)       (172)       (250)       (448)
                                                         ---------   --------    --------    --------    --------    --------
  Change in A Shares Transactions......................         23        (13)         10         (93)         22        (161)
                                                         ---------   --------    --------    --------    --------    --------
C Shares(2):
  Issued...............................................          3         --          --           9          34         530
  Reinvested...........................................         --         --          --          20          31          76
  Redeemed.............................................         --         --          --        (351)       (756)     (2,221)
                                                         ---------   --------    --------    --------    --------    --------
  Change in C Shares Transactions......................          3         --          --        (322)       (691)     (1,615)
                                                         ---------   --------    --------    --------    --------    --------
Change in Share Transactions...........................     21,119     23,949       2,187         411      (1,320)        708
                                                         =========   ========    ========    ========    ========    ========

                                                           Georgia Tax-Exempt Bond Fund
                                                         ---------------------------------
                                                         04/01/05-   06/01/04-   06/01/03-
                                                         03/31/06    03/31/05    05/31/04
                                                         ---------   ---------   ---------
Share Transactions:
I Shares:
  Issued...............................................     3,890       1,763       1,818
  Reinvested...........................................        48          89          66
  Redeemed.............................................    (1,985)     (1,981)     (1,384)
                                                         --------    --------    --------
 Change in I Shares Transactions.......................     1,953        (129)        500
                                                         --------    --------    --------
T Shares(1):
  Issued...............................................
  Reinvested...........................................
  Redeemed.............................................
  Change in T Shares Transactions......................
A Shares:
  Issued...............................................       203          68         121
  Reinvested...........................................         6           8           5
  Redeemed.............................................      (105)        (83)       (100)
                                                         --------    --------    --------
  Change in A Shares Transactions......................       104          (7)         26
                                                         --------    --------    --------
C Shares(2):
  Issued...............................................        43           7         249
  Reinvested...........................................        26          40          42
  Redeemed.............................................      (173)       (306)       (511)
                                                         --------    --------    --------
  Change in C Shares Transactions......................      (104)       (259)       (220)
                                                         --------    --------    --------
Change in Share Transactions...........................     1,953        (395)        306
                                                         ========    ========    ========

(a) Effective August 1, 2005, all T Shares of this fund were exchanged for I Shares and T Shares were no longer offered. (See Note 2.)
(1) T Shares were offered beginning on October 11, 2004 for the Core Bond Fund.
(2) C Shares were offered beginning on October 11, 2004 for the Core Bond Fund.

Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                                  High Income Fund                 High Quality Bond Fund (a)
                                         ----------------------------------    ----------------------------------
                                         04/01/05-    06/01/04-   06/01/03-    04/01/05-   06/01/04-   10/27/03*-
                                         03/31/06     03/31/05    05/31/04     03/31/06    03/31/05     05/31/04
                                         ---------    ---------   ---------    ---------   ---------   ----------
Operations:
  Net Investment Income................  $   6,101    $  7,181    $ 14,340     $  1,963    $  2,623     $  1,023
  Net Realized Gain (Loss) on
    Investments Sold...................     (1,302)      5,788       3,353         (451)       (936)         197
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments......        859      (1,932)        931         (574)      2,388       (2,882)
                                         ---------    --------    --------     --------    --------     --------
  Change in Net Assets from
    Operations.........................      5,658      11,037      18,624          938       4,075       (1,662)
                                         ---------    --------    --------     --------    --------     --------
Dividends and Distributions to
  Shareholders:
  Net Investment Income:
    I Shares...........................     (3,216)     (3,412)     (7,786)      (1,717)       (819)        (267)
    T Shares...........................                                            (229)     (1,765)        (789)
    A Shares...........................        (34)        (68)        (64)
    C Shares...........................     (2,851)     (3,668)     (6,492)
  Realized Capital Gains:
    I Shares...........................     (2,058)     (1,488)         --           --         (50)          --
    T Shares...........................                                              --        (134)          --
    A Shares...........................        (22)        (23)         --
    C Shares...........................     (2,047)     (1,711)         --
                                         ---------    --------    --------     --------    --------     --------
  Total Dividends and Distributions....    (10,228)    (10,370)    (14,342)      (1,946)     (2,768)      (1,056)
                                         ---------    --------    --------     --------    --------     --------
  Change in Net Assets from Capital
    Transactions.......................    (27,105)(b) (44,278)    (21,037)     (14,065)    (71,614)     137,006
                                         ---------    --------    --------     --------    --------     --------
  Change in Net Assets.................    (31,675)    (43,611)    (16,755)     (15,073)    (70,307)     134,288
                                         ---------    --------    --------     --------    --------     --------
Net Assets:
  Beginning of Period..................    104,904     148,515     165,270       63,981     134,288           --
                                         ---------    --------    --------     --------    --------     --------
  End of Period........................  $  73,229    $104,904    $148,515     $ 48,908    $ 63,981     $134,288
                                         =========    ========    ========     ========    ========     ========
Undistributed (Distributions in Excess
  of) Net Investment Income, End of
  Period...............................  $      32    $     32    $     (1)    $     80    $     62     $      3
                                         =========    ========    ========     ========    ========     ========

                                            Intermediate Bond Fund (a)
                                         ---------------------------------
                                         04/01/05-   11/01/04-   11/01/03-
                                         03/31/06    03/31/05    10/31/04
                                         ---------   ---------   ---------
Operations:
  Net Investment Income................   $ 2,648     $   627     $ 1,036
  Net Realized Gain (Loss) on
    Investments Sold...................      (617)         23         607
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments......    (1,076)     (1,006)        (71)
                                          -------     -------     -------
  Change in Net Assets from
    Operations.........................       955        (356)      1,572
                                          -------     -------     -------
Dividends and Distributions to
  Shareholders:
  Net Investment Income:
    I Shares...........................    (2,568)       (573)     (1,036)
    T Shares...........................       (96)        (41)         --
    A Shares...........................        (2)         --          --
    C Shares...........................        (1)         --          --
  Realized Capital Gains:
    I Shares...........................      (101)       (341)         --
    T Shares...........................        --         (21)         --
    A Shares...........................        --          --          --
    C Shares...........................        --          --          --
                                          -------     -------     -------
  Total Dividends and Distributions....    (2,768)       (976)     (1,036)
                                          -------     -------     -------
  Change in Net Assets from Capital
    Transactions.......................    24,893      20,660       6,626
                                          -------     -------     -------
  Change in Net Assets.................    23,080      19,328       7,162
                                          -------     -------     -------
Net Assets:
  Beginning of Period..................    55,179      35,851      28,689
                                          -------     -------     -------
  End of Period........................   $78,259     $55,179     $35,851
                                          =======     =======     =======
Undistributed (Distributions in Excess
  of) Net Investment Income, End of
  Period...............................   $    26     $    37     $    18
                                          =======     =======     =======

 *  Commencement of operations.

(a) Effective August 1, 2005, all T Shares of this fund were exchanged for I Shares and T Shares were no longer offered. (See Note 2.)

(b) Redemption fees have been rounded to $0.

Amounts designated as "--" are either $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                                                 High Income Fund                High Quality Bond Fund (a)
                                                         ---------------------------------   ----------------------------------
                                                         04/01/05-   06/01/04-   06/01/03-   04/01/05-   06/01/04-   10/27/03*-
                                                         03/31/06    03/31/05    05/31/04    03/31/06    03/31/05     05/31/04
                                                         ---------   ---------   ---------   ---------   ---------   ----------
Capital Transactions:
I Shares:
  Proceeds from Shares Issued..........................  $ 13,695    $ 25,619    $ 42,398    $  32,804   $  30,238    $ 26,414
  Dividends Reinvested.................................     2,299       2,643       3,161          873         497         147
  Cost of Shares Redeemed..............................   (28,300)    (48,374)    (77,402)     (21,465)    (17,507)       (674)
                                                         --------    --------    --------    ---------   ---------    --------
  Change in Net Assets from I Shares Transactions......  $(12,306)   $(20,112)   $(31,843)   $  12,212   $  13,228    $ 25,887
                                                         --------    --------    --------    ---------   ---------    --------
T Shares(1):
  Proceeds from Shares Issued..........................                                      $     558   $  29,454    $116,614
  Dividends Reinvested.................................                                             23         263          82
  Cost of Shares Redeemed..............................                                        (26,858)   (114,559)     (5,577)
                                                                                             ---------   ---------    --------
  Change in Net Assets from T Shares Transactions......                                      $ (26,277)  $ (84,842)   $111,119
                                                                                             ---------   ---------    --------
A Shares(2):
  Proceeds from Shares Issued..........................  $    168    $    938    $  2,653
  Dividends Reinvested.................................        47          77          32
  Cost of Shares Redeemed..............................      (527)     (1,804)     (1,122)
                                                         --------    --------    --------
  Change in Net Assets from A Shares Transactions......  $   (312)   $   (789)   $  1,563
                                                         --------    --------    --------
C Shares(3):
  Proceeds from Shares Issued..........................  $    871    $  3,557    $ 47,483
  Dividends Reinvested.................................     3,596       3,914       4,236
  Cost of Shares Redeemed..............................   (18,954)    (30,848)    (42,475)
                                                         --------    --------    --------
  Change in Net Assets from C Shares Transactions......  $(14,487)   $(23,377)   $  9,243
                                                         --------    --------    --------
Change in Net Assets from Capital Transactions.........  $(27,105)   $(44,278)   $(21,037)   $ (14,065)  $ (71,614)   $137,006
                                                         ========    ========    ========    =========   =========    ========

                                                            Intermediate Bond Fund (a)
                                                         ---------------------------------
                                                         04/01/05-   11/01/04-   11/01/03-
                                                         03/31/06    03/31/05    10/31/04
                                                         ---------   ---------   ---------
Capital Transactions:
I Shares:
  Proceeds from Shares Issued..........................   $35,040     $13,266     $ 7,192
  Dividends Reinvested.................................     1,635         712         973
  Cost of Shares Redeemed..............................    (4,560)       (613)     (1,542)
                                                          -------     -------     -------
  Change in Net Assets from I Shares Transactions......   $32,115     $13,365     $ 6,623
                                                          -------     -------     -------
T Shares(1):
  Proceeds from Shares Issued..........................   $ 2,156     $ 7,295     $     1
  Dividends Reinvested.................................        52          --          --
  Cost of Shares Redeemed..............................    (9,504)         --          --
                                                          -------     -------     -------
  Change in Net Assets from T Shares Transactions......   $(7,296)    $ 7,295     $     1
                                                          -------     -------     -------
A Shares(2):
  Proceeds from Shares Issued..........................   $   207     $    --     $     1
  Dividends Reinvested.................................         3          --          --
  Cost of Shares Redeemed..............................      (205)         --          --
                                                          -------     -------     -------
  Change in Net Assets from A Shares Transactions......   $     5     $    --     $     1
                                                          -------     -------     -------
C Shares(3):
  Proceeds from Shares Issued..........................   $    69     $    --     $     1
  Dividends Reinvested.................................         1          --          --
  Cost of Shares Redeemed..............................        (1)         --          --
                                                          -------     -------     -------
  Change in Net Assets from C Shares Transactions......   $    69     $    --     $     1
                                                          -------     -------     -------
Change in Net Assets from Capital Transactions.........   $24,893     $20,660     $ 6,626
                                                          =======     =======     =======

*   Commencement of operations.
(a) Effective August 1, 2005, all T Shares of this fund were exchanged for I Shares and T Shares were no longer offered. (See Note 2.)
(1) T shares were offered beginning on November 13, 2003 and October 11, 2004 for the High Quality Bond Fund and the Intermediate Bond Fund, respectively.
(2) A Shares were offered beginning on October 11, 2004 for the Intermediate Bond Fund.
(3) C Shares were offered beginning on October 11, 2004 for the Intermediate Bond Fund.

Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                                                High Income Fund                High Quality Bond Fund (a)
                                                        ---------------------------------   ----------------------------------
                                                        04/01/05-   06/01/04-   06/01/03-   04/01/05-   06/01/04-   10/27/03*-
                                                        03/31/06    03/31/05    05/31/04    03/31/06    03/31/05     05/31/04
                                                        ---------   ---------   ---------   ---------   ---------   ----------
Share Transactions:
I Shares:
  Issued..............................................     1,892       3,464       5,657        3,243       3,038       2,643
  Reinvested..........................................       323         351         424           89          50          15
  Redeemed............................................    (3,894)     (6,524)    (10,511)      (2,176)     (1,769)        (67)
                                                        --------    --------    --------    ---------   ---------   ---------
  Change in I Shares Transactions.....................    (1,679)     (2,709)     (4,430)       1,156       1,319       2,591
                                                        --------    --------    --------    ---------   ---------   ---------
T Shares(1):
  Issued..............................................                                             56       2,964      11,601
  Reinvested..........................................                                              2          26           8
  Redeemed............................................                                         (2,640)    (11,458)       (559)
                                                                                            ---------   ---------   ---------
  Change in T Shares Transactions.....................                                         (2,582)     (8,468)     11,050
                                                                                            ---------   ---------   ---------
A Shares(2):
  Issued..............................................        23         124         350
  Reinvested..........................................         7          10           4
  Redeemed............................................       (72)       (238)       (150)
                                                        --------    --------    --------
  Change in A Shares Transactions.....................       (42)       (104)        204
                                                        --------    --------    --------
C Shares(3):
  Issued..............................................       119         515       6,402
  Reinvested..........................................       505         519         567
  Redeemed............................................    (2,609)     (4,127)     (5,714)
                                                        --------    --------    --------
  Change in C Shares Transactions.....................    (1,985)     (3,093)      1,255
                                                        --------    --------    --------
Change in Share Transactions..........................    (3,706)     (5,906)     (2,971)      (1,426)     (7,149)     13,641
                                                        ========    ========    ========    =========   =========   =========

                                                            Intermediate Bond Fund (a)
                                                        ----------------------------------
                                                        04/01/05-    11/01/04-   11/01/03-
                                                         03/31/06    03/31/05    10/31/04
                                                        ----------   ---------   ---------
Share Transactions:
I Shares:
  Issued..............................................       3,472      1,289         710
  Reinvested..........................................         163         69          95
  Redeemed............................................        (453)       (59)       (151)
                                                        ----------    -------     -------
  Change in I Shares Transactions.....................       3,182      1,299         654
                                                        ----------    -------     -------
T Shares(1):
  Issued..............................................         212        714          --
  Reinvested..........................................           5         --          --
  Redeemed............................................        (931)        --          --
                                                        ----------    -------     -------
  Change in T Shares Transactions.....................        (714)       714          --
                                                        ----------    -------     -------
A Shares(2):
  Issued..............................................          21         --          --
  Reinvested..........................................          --         --          --
  Redeemed............................................         (21)        --          --
                                                        ----------    -------     -------
  Change in A Shares Transactions.....................          --         --          --
                                                        ----------    -------     -------
C Shares(3):
  Issued..............................................           7         --          --
  Reinvested..........................................          --         --          --
  Redeemed............................................          --         --          --
                                                        ----------    -------     -------
  Change in C Shares Transactions.....................           7         --          --
                                                        ----------    -------     -------
Change in Share Transactions..........................       2,475      2,013         654
                                                        ==========    =======     =======

*   Commencement of operations.
(a) Effective August 1, 2005, all T Shares of this fund were exchanged for I Shares and T Shares were no longer offered. (See Note 2.)
(1) T shares were offered beginning on November 13, 2003 and October 11, 2004 for the High Quality Bond Fund and the Intermediate Bond Fund, respectively.
(2) A Shares were offered beginning on October 11, 2004 for the Intermediate Bond Fund.
(3) C Shares were offered beginning on October 11, 2004 for the Intermediate Bond Fund.

Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                                                                    Investment Grade
                                         Investment Grade Bond Fund               Tax-Exempt Bond Fund
                                      ---------------------------------    ----------------------------------
                                      04/01/05-   06/01/04-   06/01/03-    04/01/05-    06/01/04-   06/01/03-
                                      03/31/06    03/31/05    05/31/04     03/31/06     03/31/05    05/31/04
                                      ---------   ---------   ---------    ---------    ---------   ---------
Operations:
  Net Investment Income.............  $  22,409   $ 16,395    $  24,241    $  8,969     $  5,039    $  5,375
  Net Realized Gain (Loss) on
    Investments Sold................      7,288      2,253       16,393       1,313        4,146       1,822
  Net Change in Unrealized
    Appreciation (Depreciation) on
    Investments.....................    (12,042)     9,268      (60,476)     (1,585)        (262)     (8,837)
                                      ---------   --------    ---------    --------     --------    --------
  Change in Net Assets from
    Operations......................     17,655     27,916      (19,842)      8,697        8,923      (1,640)
                                      ---------   --------    ---------    --------     --------    --------
Dividends and Distributions to
  Shareholders:
  Net Investment Income:
    I Shares........................    (21,449)   (14,908)     (24,510)     (8,283)      (4,663)     (4,556)
    T Shares........................
    A Shares........................       (800)      (657)      (1,058)       (444)        (311)       (394)
    C Shares........................       (470)      (405)        (857)       (242)        (236)       (418)
  Realized Capital Gains:
    I Shares........................         --         --           --      (1,977)      (3,552)     (4,156)
    A Shares........................         --         --           --        (118)        (280)       (418)
    C Shares........................         --         --           --         (80)        (267)       (595)
                                      ---------   --------    ---------    --------     --------    --------
  Total Dividends and
    Distributions...................    (22,719)   (15,970)     (26,425)    (11,144)      (9,309)    (10,537)
                                      ---------   --------    ---------    --------     --------    --------
  Change in Net Assets from Capital
    Transactions....................   (125,727)    (1,276)    (213,824)     37,315(b)    45,649      19,573
                                      ---------   --------    ---------    --------     --------    --------
  Change in Net Assets..............   (130,791)    10,670     (260,091)     34,868       45,263       7,396
                                      ---------   --------    ---------    --------     --------    --------
Net Assets:
  Beginning of Period...............    644,605    633,935      894,026     292,584      247,321     239,925
                                      ---------   --------    ---------    --------     --------    --------
  End of Period.....................  $ 513,814   $644,605    $ 633,935    $327,452     $292,584    $247,321
                                      =========   ========    =========    ========     ========    ========
Undistributed (Distribution in
  Excess of) Net Investment Income,
  End of Period.....................  $     812   $    881    $       6    $   (162)    $   (162)   $      9
                                      =========   ========    =========    ========     ========    ========

                                              Limited Duration
                                                  Fund (a)
                                      ---------------------------------
                                      04/01/05-   11/01/04-   11/01/03-
                                      03/31/06    03/31/05    10/31/04
                                      ---------   ---------   ---------
Operations:
  Net Investment Income.............  $  2,165    $    968    $  1,653
  Net Realized Gain (Loss) on
    Investments Sold................         4         (17)         (6)
  Net Change in Unrealized
    Appreciation (Depreciation) on
    Investments.....................       (13)         37         (31)
                                      --------    --------    --------
  Change in Net Assets from
    Operations......................     2,156         988       1,616
                                      --------    --------    --------
Dividends and Distributions to
  Shareholders:
  Net Investment Income:
    I Shares........................    (2,219)       (903)     (1,654)
    T Shares........................        (1)         --          --
    A Shares........................
    C Shares........................        --          --          --
  Realized Capital Gains:
    I Shares........................        (1)         (3)         --
    A Shares........................
    C Shares........................        --          --          --
                                      --------    --------    --------
  Total Dividends and
    Distributions...................    (2,221)       (906)     (1,654)
                                      --------    --------    --------
  Change in Net Assets from Capital
    Transactions....................   (24,365)    (46,026)    (17,214)
                                      --------    --------    --------
  Change in Net Assets..............   (24,430)    (45,944)    (17,252)
                                      --------    --------    --------
Net Assets:
  Beginning of Period...............    83,317     129,261     146,513
                                      --------    --------    --------
  End of Period.....................  $ 58,887    $ 83,317    $129,261
                                      ========    ========    ========
Undistributed (Distribution in
  Excess of) Net Investment Income,
  End of Period.....................  $     --    $     66    $     11
                                      ========    ========    ========

(a) Effective August 1, 2005, all T Shares and C Shares of this fund were exchanged for I Shares and T Shares and C Shares were no longer offered. (See Note 2.)

(b) Redemption fees have been rounded to $0.

Amounts designated as "--" are either $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                                                                                      Investment Grade
                                                             Investment Grade Bond Fund             Tax-Exempt Bond Fund
                                                          ---------------------------------   ---------------------------------
                                                          04/01/05-   06/01/04-   06/01/03-   04/01/05-   06/01/04-   06/01/03-
                                                          03/31/06    03/31/05    05/31/04    03/31/06    03/31/05    05/31/04
                                                          ---------   ---------   ---------   ---------   ---------   ---------
Capital Transactions:
I Shares:
  Proceeds from Shares Issued...........................  $ 121,335   $  78,297   $ 131,151   $126,289    $ 92,986    $ 83,827
  Proceeds from Shares Issued in Acquisition............         --      96,136          --
  Dividends Reinvested..................................      9,103       6,490      10,827      2,449       2,189       2,327
  Cost of Shares Redeemed...............................   (248,679)   (167,099)   (342,709)   (84,976)    (40,368)    (56,635)
                                                          ---------   ---------   ---------   --------    --------    --------
  Change in Net Assets from I Shares Transactions.......  $(118,241)  $  13,824   $(200,731)  $ 43,762    $ 54,807    $ 29,519
                                                          ---------   ---------   ---------   --------    --------    --------
T Shares(1):
  Proceeds from Shares Issued...........................
  Cost of Shares Redeemed...............................
  Change in Net Assets from T Shares Transactions.......
A Shares:
  Proceeds from Shares Issued...........................  $   3,455   $   2,965   $  11,284   $  3,247    $  1,595    $  3,424
  Dividends Reinvested..................................        786         613         943        468         475         654
  Cost of Shares Redeemed...............................     (7,512)    (11,805)    (13,838)    (4,860)     (3,755)     (5,748)
                                                          ---------   ---------   ---------   --------    --------    --------
  Change in Net Assets from A Shares Transactions.......  $  (3,271)  $  (8,227)  $  (1,611)  $ (1,145)   $ (1,685)   $ (1,670)
                                                          ---------   ---------   ---------   --------    --------    --------
C Shares(2):
  Proceeds from Shares Issued...........................  $     798   $     724   $   6,557   $    106    $    284    $  4,230
  Dividends Reinvested..................................        455         370         739        283         435         871
  Cost of Shares Redeemed...............................     (5,468)     (7,967)    (18,778)    (5,691)     (8,192)    (13,377)
                                                          ---------   ---------   ---------   --------    --------    --------
  Change in Net Assets from C Shares Transactions.......  $  (4,215)  $  (6,873)  $ (11,482)  $ (5,302)   $ (7,473)   $ (8,276)
                                                          ---------   ---------   ---------   --------    --------    --------
Change in Net Assets from Capital Transactions..........  $(125,727)  $  (1,276)  $(213,824)  $ 37,315    $ 45,649    $ 19,573
                                                          =========   =========   =========   ========    ========    ========


                                                              Limited Duration Fund (a)
                                                          ---------------------------------
                                                          04/01/05-   11/01/04-   11/01/03-
                                                          03/31/06    03/31/05    10/31/04
                                                          ---------   ---------   ---------
Capital Transactions:
I Shares:
  Proceeds from Shares Issued...........................  $ 31,566    $  8,164    $ 157,998
  Proceeds from Shares Issued in Acquisition............
  Dividends Reinvested..................................     2,057         762        1,533
  Cost of Shares Redeemed...............................   (57,986)    (54,952)    (176,747)
                                                          --------    --------    ---------
  Change in Net Assets from I Shares Transactions.......  $(24,363)   $(46,026)   $ (17,216)
                                                          --------    --------    ---------
T Shares(1):
  Proceeds from Shares Issued...........................  $    220    $     --    $       1
  Cost of Shares Redeemed...............................      (221)         --           --
                                                          --------    --------    ---------
  Change in Net Assets from T Shares Transactions.......  $     (1)   $     --    $       1
                                                          --------    --------    ---------
A Shares:
  Proceeds from Shares Issued...........................
  Dividends Reinvested..................................
  Cost of Shares Redeemed...............................
  Change in Net Assets from A Shares Transactions.......
C Shares(2):
  Proceeds from Shares Issued...........................  $     64    $     --    $       1
  Dividends Reinvested..................................        --          --           --
  Cost of Shares Redeemed...............................       (65)         --           --
                                                          --------    --------    ---------
  Change in Net Assets from C Shares Transactions.......  $     (1)   $     --    $       1
                                                          --------    --------    ---------
Change in Net Assets from Capital Transactions..........  $(24,365)   $(46,026)   $ (17,214)
                                                          ========    ========    =========

*   Commencement of operations.
(a) Effective August 1, 2005, all T Shares and C Shares of this fund were exchanged for I Shares and T Shares and C Shares were no longer offered. (See Note 2.)
(1) T Shares were offered beginning on October 11, 2004 for the Limited Duration Fund.
(2) C Shares were offered beginning on October 11, 2004 for the Limited Duration Fund.

Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                                                                                      Investment Grade
                                                             Investment Grade Bond Fund             Tax-Exempt Bond Fund
                                                          ---------------------------------   ---------------------------------
                                                          04/01/05-   06/01/04-   06/01/03-   04/01/05-   06/01/04-   06/01/03-
                                                          03/31/06    03/31/05    05/31/04    03/31/06    03/31/05    05/31/04
                                                          ---------   ---------   ---------   ---------   ---------   ---------
Share Transactions:
I Shares:
  Issued................................................     11,501       7,408      12,373     10,965       8,015       7,142
  Issued in Acquisition.................................         --       9,140          --
  Reinvested............................................        865         617       1,025        213         189         200
  Redeemed..............................................    (23,593)    (15,871)    (32,348)    (7,396)     (3,471)     (4,843)
                                                          ---------   ---------   ---------   --------     -------     -------
  Change in I Shares Transactions.......................    (11,227)      1,294     (18,950)     3,782       4,733       2,499
                                                          ---------   ---------   ---------   --------     -------     -------
T Shares(1):
  Issued................................................
  Redeemed..............................................
  Change in T Shares Transactions.......................
A Shares:
  Issued................................................        328         281       1,067        281         136         290
  Reinvested............................................         75          58          89         41          41          56
  Redeemed..............................................       (713)     (1,117)     (1,310)      (422)       (322)       (489)
                                                          ---------   ---------   ---------   --------     -------     -------
  Change in A Shares Transactions.......................       (310)       (778)       (154)      (100)       (145)       (143)
                                                          ---------   ---------   ---------   --------     -------     -------
C Shares(2):
  Issued................................................         76          69         615          9          24         357
  Reinvested............................................         43          35          70         25          38          75
  Redeemed..............................................       (518)       (758)     (1,778)      (494)       (706)     (1,145)
                                                          ---------   ---------   ---------   --------     -------     -------
  Change in C Shares Transactions.......................       (399)       (654)     (1,093)      (460)       (644)       (713)
                                                          ---------   ---------   ---------   --------     -------     -------
Change in Share Transactions............................    (11,936)       (138)    (20,197)     3,222       3,944       1,643
                                                          =========   =========   =========   ========     =======     =======


                                                              Limited Duration Fund (a)
                                                          ---------------------------------
                                                          04/01/05-   11/01/04-   11/01/03-
                                                          03/31/06    03/31/05    10/31/04
                                                          ---------   ---------   ---------
Share Transactions:
I Shares:
  Issued................................................     3,161         819      15,801
  Issued in Acquisition.................................
  Reinvested............................................       206          76         166
  Redeemed..............................................    (5,809)     (5,506)    (17,691)
                                                          --------    --------    --------
  Change in I Shares Transactions.......................    (2,442)     (4,611)     (1,724)
                                                          --------    --------    --------
T Shares(1):
  Issued................................................        22          --          --
  Redeemed..............................................       (22)         --          --
                                                          --------    --------    --------
  Change in T Shares Transactions.......................        --          --          --
                                                          --------    --------    --------
A Shares:
  Issued................................................
  Reinvested............................................
  Redeemed..............................................
  Change in A Shares Transactions.......................
C Shares(2):
  Issued................................................         6          --          --
  Reinvested............................................        --          --          --
  Redeemed..............................................        (6)         --          --
                                                          --------    --------    --------
  Change in C Shares Transactions.......................        --          --          --
                                                          --------    --------    --------
Change in Share Transactions............................    (2,442)     (4,611)     (1,724)
                                                          ========    ========    ========

*   Commencement of operations.
(a) Effective August 1, 2005, all T Shares and C Shares of this fund were exchanged for I Shares and T Shares and C Shares were no longer offered. (See Note 2.)
(1) T Shares were offered beginning on October 11, 2004 for the Limited Duration Fund.
(2) C Shares were offered beginning on October 11, 2004 for the Limited Duration Fund.

Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                          Limited-Term Federal                         Maryland
                                        Mortgage Securities Fund                 Municipal Bond Fund
                                   -----------------------------------    ----------------------------------
                                   04/01/05-    06/01/04-    06/01/03-    04/01/05-   06/01/04-    06/01/03-
                                   03/31/06     03/31/05     05/31/04     03/31/06    03/31/05     05/31/04
                                   ---------    ---------    ---------    ---------   ---------    ---------
Operations:
  Net Investment Income..........  $  13,070    $ 14,576     $ 12,288      $ 1,462     $ 1,215     $  1,619
  Net Realized Gain (Loss) on
    Investments Sold.............     (2,545)     (3,135)        (562)         298         316          500
  Net Change in Unrealized
    Appreciation (Depreciation)
    on Investments...............     (2,631)         73      (17,136)        (442)        120       (3,073)
                                   ---------    --------     --------      -------     -------     --------
  Change in Net Assets from
    Operations...................      7,894      11,514       (5,410)       1,318       1,651         (954)
                                   ---------    --------     --------      -------     -------     --------
Dividends and Distributions to
  Shareholders:
  Net Investment Income:
    I Shares.....................    (14,726)    (13,707)     (12,201)      (1,142)       (900)        (996)
    A Shares.....................       (242)       (208)        (300)         (10)
    C Shares.....................       (872)     (1,244)      (2,707)        (310)       (338)        (620)
  Realized Capital Gains:
    I Shares.....................         --          --           --         (268)       (262)        (546)
    A Shares.....................         --          --           --           (4)
    C Shares.....................         --          --           --          (94)       (123)        (459)
                                   ---------    --------     --------      -------     -------     --------
  Total Dividends and
    Distributions................    (15,840)    (15,159)     (15,208)      (1,828)     (1,623)      (2,621)
                                   ---------    --------     --------      -------     -------     --------
  Change in Net Assets from
    Capital Transactions.........    (45,874)(a)  (62,975)     34,962       (1,199)     (4,417)      (7,850)
                                   ---------    --------     --------      -------     -------     --------
  Change in Net Assets...........    (53,820)    (66,620)      14,344       (1,709)     (4,389)     (11,425)
                                   ---------    --------     --------      -------     -------     --------
Net Assets:
  Beginning of Period............    448,321     514,941      500,597       44,243      48,632       60,057
                                   ---------    --------     --------      -------     -------     --------
  End of Period..................  $ 394,501    $448,321     $514,941      $42,534     $44,243     $ 48,632
                                   =========    ========     ========      =======     =======     ========
Undistributed (Distribution in
  Excess of) Net Investment
  Income, End of Period..........  $  (1,019)   $  1,404     $      8      $   (42)    $   (40)    $    (17)
                                   =========    ========     ========      =======     =======     ========

                                             North Carolina
                                          Tax-Exempt Bond Fund
                                   -----------------------------------
                                   04/01/05-   06/01/04-    01/08/04*-
                                   03/31/06    03/31/05      05/31/04
                                   ---------   ---------    ----------
Operations:
  Net Investment Income..........   $ 1,288     $   938      $   251
  Net Realized Gain (Loss) on
    Investments Sold.............       (35)        (12)          --
  Net Change in Unrealized
    Appreciation (Depreciation)
    on Investments...............       166         633         (864)
                                    -------     -------      -------
  Change in Net Assets from
    Operations...................     1,419       1,559         (613)
                                    -------     -------      -------
Dividends and Distributions to
  Shareholders:
  Net Investment Income:
    I Shares.....................    (1,288)     (1,006)        (251)
    A Shares.....................        --          --           --
    C Shares.....................        --          --           --
  Realized Capital Gains:
    I Shares.....................        (4)       (124)          --
    A Shares.....................        --          --           --
    C Shares.....................        --          --           --
                                    -------     -------      -------
  Total Dividends and
    Distributions................    (1,292)     (1,130)        (251)
                                    -------     -------      -------
  Change in Net Assets from
    Capital Transactions.........       463       7,612       33,621
                                    -------     -------      -------
  Change in Net Assets...........       590       8,041       32,757
                                    -------     -------      -------
Net Assets:
  Beginning of Period............    40,798      32,757           --
                                    -------     -------      -------
  End of Period..................   $41,388     $40,798      $32,757
                                    =======     =======      =======
Undistributed (Distribution in
  Excess of) Net Investment
  Income, End of Period..........   $   (64)    $   (64)     $    --
                                    =======     =======      =======

 *  Commencement of operations.

(a) Includes redemption fees collected of $1.

Amounts designated as "--" are either $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                                                Limited-Term Federal                      Maryland
                                                              Mortgage Securities Fund               Municipal Bond Fund
                                                          ---------------------------------   ---------------------------------
                                                          04/01/05-   06/01/04-   06/01/03-   04/01/05-   06/01/04-   06/01/03-
                                                          03/31/06    03/31/05    05/31/04    03/31/06    03/31/05    05/31/04
                                                          ---------   ---------   ---------   ---------   ---------   ---------
Capital Transactions:
I Shares:
  Proceeds from Shares Issued...........................  $ 147,011   $ 109,729   $ 270,058    $ 6,853     $ 6,296    $  8,075
  Dividends Reinvested..................................      4,004       4,321       4,093        350         277         489
  Cost of Shares Redeemed...............................   (181,240)   (138,526)   (144,748)    (5,155)     (5,216)     (7,414)
                                                          ---------   ---------   ---------    -------     -------    --------
  Change in Net Assets from I Shares Transactions.......  $ (30,225)  $ (24,476)  $ 129,403    $ 2,048     $ 1,357    $  1,150
                                                          ---------   ---------   ---------    -------     -------    --------
A Shares(1):
  Proceeds from Shares Issued...........................  $   3,709   $   3,395   $   8,182    $   697
  Dividends Reinvested..................................        190         181         279         14
  Cost of Shares Redeemed...............................     (5,233)     (7,196)    (12,123)      (197)
                                                          ---------   ---------   ---------    -------
  Change in Net Assets from A Shares Transactions.......  $  (1,334)  $  (3,620)  $  (3,662)   $   514
                                                          ---------   ---------   ---------    -------
C Shares(2):
  Proceeds from Shares Issued...........................  $     195   $     525   $  23,896    $     4     $ 1,138    $  4,056
  Dividends Reinvested..................................        802       1,065       2,217        341         402         932
  Cost of Shares Redeemed...............................    (15,312)    (36,469)   (116,892)    (4,106)     (7,314)    (13,988)
                                                          ---------   ---------   ---------    -------     -------    --------
  Change in Net Assets from C Shares Transactions.......  $ (14,315)  $ (34,879)  $ (90,779)   $(3,761)    $(5,774)   $ (9,000)
                                                          ---------   ---------   ---------    -------     -------    --------
Change in Net Assets from Capital Transactions..........  $ (45,874)  $ (62,975)  $  34,962    $(1,199)    $(4,417)   $ (7,850)
                                                          =========   =========   =========    =======     =======    ========

                                                                    North Carolina
                                                                 Tax-Exempt Bond Fund
                                                          ----------------------------------
                                                          04/01/05-   06/01/04-   01/08/04*-
                                                          03/31/06    03/31/05     05/31/04
                                                          ---------   ---------   ----------
Capital Transactions:
I Shares:
  Proceeds from Shares Issued...........................   $ 8,474     $11,202     $35,213
  Dividends Reinvested..................................        16         124          --
  Cost of Shares Redeemed...............................    (8,140)     (3,714)     (1,592)
                                                           -------     -------     -------
  Change in Net Assets from I Shares Transactions.......   $   350     $ 7,612     $33,621
                                                           -------     -------     -------
A Shares(1):
  Proceeds from Shares Issued...........................   $   111     $    --
  Dividends Reinvested..................................        --          --
  Cost of Shares Redeemed...............................        --          --
                                                           -------     -------
  Change in Net Assets from A Shares Transactions.......   $   111     $    --
                                                           -------     -------
C Shares(2):
  Proceeds from Shares Issued...........................   $     2     $    --
  Dividends Reinvested..................................        --          --
  Cost of Shares Redeemed...............................        --          --
                                                           -------     -------
  Change in Net Assets from C Shares Transactions.......   $     2     $    --
                                                           -------     -------
Change in Net Assets from Capital Transactions..........   $   463     $ 7,612     $33,621
                                                           =======     =======     =======

*   Commencement of operations.
(1) A Shares were offered beginning on April 13, 2005 and March 21, 2005 for the Maryland Municipal Bond Fund and the North Carolina Tax-Exempt Bond Fund, respectively.
(2) C Shares were offered beginning on March 21, 2005 for the North Carolina Tax-Exempt Bond Fund.

Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                                                Limited-Term Federal                      Maryland
                                                              Mortgage Securities Fund               Municipal Bond Fund
                                                          ---------------------------------   ---------------------------------
                                                          04/01/05-   06/01/04-   06/01/03-   04/01/05-   06/01/04-   06/01/03-
                                                          03/31/06    03/31/05    05/31/04    03/31/06    03/31/05    05/31/04
                                                          ---------   ---------   ---------   ---------   ---------   ---------
Share Transactions:
I Shares:
  Issued................................................     14,687      10,801      26,070         666        614         766
  Reinvested............................................        399         423         397          34         27          47
  Redeemed..............................................    (18,032)    (13,622)    (13,982)       (499)      (514)       (705)
                                                          ---------   ---------   ---------   ---------    -------     -------
  Change in I Shares Transactions.......................     (2,946)     (2,398)     12,485         201        127         108
                                                          ---------   ---------   ---------   ---------    -------     -------
A Shares(1):
  Issued................................................        370         328         790          67
  Reinvested............................................         19          18          27           1
  Redeemed..............................................       (524)       (699)     (1,176)        (19)
                                                          ---------   ---------   ---------   ---------
  Change in A Shares Transactions.......................       (135)       (353)       (359)         49
                                                          ---------   ---------   ---------   ---------
C Shares(2):
  Issued................................................         19          45       2,282          --        112         375
  Reinvested............................................         80         104         215          33         39          88
  Redeemed..............................................     (1,524)     (3,565)    (11,317)       (398)      (705)     (1,323)
                                                          ---------   ---------   ---------   ---------    -------     -------
  Change in C Shares Transactions.......................     (1,425)     (3,416)     (8,820)       (365)      (554)       (860)
                                                          ---------   ---------   ---------   ---------    -------     -------
Change in Share Transactions............................     (4,506)     (6,167)      3,306        (115)      (427)       (752)
                                                          =========   =========   =========   =========    =======     =======

                                                                    North Carolina
                                                                 Tax-Exempt Bond Fund
                                                          ----------------------------------
                                                          04/01/05-   06/01/04-   01/08/04*-
                                                          03/31/06    03/31/05     05/31/04
                                                          ---------   ---------   ----------
Share Transactions:
I Shares:
  Issued................................................       849      1,134        3,517
  Reinvested............................................         2         12           --
  Redeemed..............................................      (816)      (372)        (159)
                                                           -------     ------      -------
  Change in I Shares Transactions.......................        35        774        3,358
                                                           -------     ------      -------
A Shares(1):
  Issued................................................        11         --
  Reinvested............................................        --         --
  Redeemed..............................................        --         --
                                                           -------     ------
  Change in A Shares Transactions.......................        11         --
                                                           -------     ------
C Shares(2):
  Issued................................................        --         --
  Reinvested............................................        --         --
  Redeemed..............................................        --         --
                                                           -------     ------
  Change in C Shares Transactions.......................        --         --
                                                           -------     ------
Change in Share Transactions............................        46        774        3,358
                                                           =======     ======      =======

*   Commencement of operations.

(1) A Shares were offered beginning on April 13, 2005 and March 21, 2005 for the Maryland Municipal Bond Fund and the North Carolina Tax-Exempt Bond Fund, respectively.

(2) C Shares were offered beginning on March 21, 2005 for the North Carolina Tax-Exempt Bond Fund.

Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                        Seix
                                    Floating Rate
                                     High Income
                                        Fund                Seix High Yield Fund (a)                  Short-Term Bond Fund
                                    -------------    --------------------------------------    ----------------------------------
                                     03/02/06*-      04/01/05-     11/01/04-     11/01/03-     04/01/05-    06/01/04-   06/01/03-
                                      3/31/2006       03/31/06      03/31/05      10/31/04     03/31/06     03/31/05    05/31/04
                                    -------------    ----------    ----------    ----------    ---------    ---------   ---------
Operations:
  Net Investment Income...........    $    434       $   79,295    $   39,893    $   92,194    $  9,838     $  6,194    $  7,861
  Net Realized Gain (Loss) on
    Investments Sold..............         (19)         (10,259)       17,216        19,041         531         (168)      1,780
  Net Change in Unrealized
    Appreciation (Depreciation) on
    Investments...................        (329)          (1,686)      (62,779)       25,392        (947)      (3,407)     (8,220)
                                      --------       ----------    ----------    ----------    --------     --------    --------
  Change in Net Assets from
    Operations....................          86           67,350        (5,670)      136,627       9,422        2,619       1,421
                                      --------       ----------    ----------    ----------    --------     --------    --------
Dividends and Distributions to
  Shareholders:
  Net Investment Income:
    I Shares......................        (438)         (77,610)      (39,447)      (90,978)     (9,580)      (5,829)     (7,288)
    T Shares......................                          (62)          (61)           (5)
    A Shares......................                       (1,414)         (363)         (836)       (186)        (116)       (147)
    C Shares......................                         (256)          (45)           --        (306)        (303)       (569)
  Realized Capital Gains:
    I Shares......................          --          (16,562)      (19,147)       (2,278)         --           --          --
    T Shares......................                           --           (29)           --
    A Shares......................                         (536)         (192)          (31)         --           --          --
    C Shares......................                          (76)          (17)           --          --           --          --
                                      --------       ----------    ----------    ----------    --------     --------    --------
  Total Dividends and
    Distributions.................        (438)         (96,516)      (59,301)      (94,128)    (10,072)      (6,248)     (8,004)
                                      --------       ----------    ----------    ----------    --------     --------    --------
  Change in Net Assets from
    Capital Transactions..........     106,757         (118,674)(b)  (234,489)      591,600     (12,846)(c)    1,432     (22,822)
                                      --------       ----------    ----------    ----------    --------     --------    --------
  Change in Net Assets............     106,405         (147,840)     (299,460)      634,099     (13,496)      (2,197)    (29,405)
                                      --------       ----------    ----------    ----------    --------     --------    --------
Net Assets:
  Beginning of Period.............          --        1,407,624     1,707,084     1,072,985     309,399      311,596     341,001
                                      --------       ----------    ----------    ----------    --------     --------    --------
  End of Period...................    $106,405       $1,259,784    $1,407,624    $1,707,084    $295,903     $309,399    $311,596
                                      ========       ==========    ==========    ==========    ========     ========    ========
Undistributed (Distribution in
  Excess of) Net Investment
  Income, End of Period...........    $     17       $       55    $       33    $       33    $    136     $    165    $     10
                                      ========       ==========    ==========    ==========    ========     ========    ========

*   Commencement of operations.

(a) Effective August 1, 2005, all T Shares of this fund were exchanged for I Shares and T Shares were no longer offered. (See Note 2.)

(b) Includes redemption fees collected of $2.

(c) Redemption fees have been rounded to $0.

Amounts designated as "--" are either $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                                Seix
                                            Floating Rate
                                             High Income
                                                Fund            Seix High Yield Fund (a)              Short-Term Bond Fund
                                            -------------   ---------------------------------   ---------------------------------
                                             03/02/06*-     04/01/05-   11/01/04-   11/01/03-   04/01/05-   06/01/04-   06/01/03-
                                              03/31/06      03/31/06    03/31/05    10/31/04    03/31/06    03/31/05    05/31/04
                                            -------------   ---------   ---------   ---------   ---------   ---------   ---------
Capital Transactions:
I Shares:
  Proceeds from Shares Issued.............    $108,820      $ 184,613   $ 144,588   $ 868,270   $  96,780   $ 95,870    $ 112,609
  Proceeds from Shares Issued in
    Acquisition...........................                                                         12,374         --           --
  Dividends Reinvested....................         437         87,188      49,289      74,278       2,720      1,755        2,305
  Cost of Shares Redeemed.................      (2,500)      (417,753)   (427,085)   (353,054)   (118,491)   (87,950)    (129,543)
                                              --------      ---------   ---------   ---------   ---------   --------    ---------
  Change in Net Assets from I Shares
    Transactions..........................    $106,757      $(145,952)  $(233,208)  $ 589,494   $  (6,617)  $  9,675    $ (14,629)
                                              --------      ---------   ---------   ---------   ---------   --------    ---------
T Shares(1):
  Proceeds from Shares Issued.............                  $   2,840   $   1,179   $   1,798
  Dividends Reinvested....................                         12          20          --
  Cost of Shares Redeemed.................                     (5,727)        (91)        (31)
                                                            ---------   ---------   ---------
  Change in Net Assets from T Shares
    Transactions..........................                  $  (2,875)  $   1,108   $   1,767
                                                            ---------   ---------   ---------
A Shares:
  Proceeds from Shares Issued.............                  $  37,266   $   1,729   $   3,288   $   2,668   $  2,913    $   5,818
  Dividends Reinvested....................                      1,712         404         559         164         87          115
  Cost of Shares Redeemed.................                    (11,512)     (7,897)     (3,509)     (3,533)    (3,030)      (5,618)
                                                            ---------   ---------   ---------   ---------   --------    ---------
  Change in Net Assets from A Shares
    Transactions..........................                  $  27,466   $  (5,764)  $     338   $    (701)  $    (30)   $     315
                                                            ---------   ---------   ---------   ---------   --------    ---------
C Shares(2):
  Proceeds from Shares Issued.............                  $   2,973   $   3,438   $       1   $     435   $    929    $   8,024
  Dividends Reinvested....................                         97           7          --         238        240          449
  Cost of Shares Redeemed.................                       (383)        (70)         --      (6,201)    (9,382)     (16,981)
                                                            ---------   ---------   ---------   ---------   --------    ---------
  Change in Net Assets from C Shares
    Transactions..........................                  $   2,687   $   3,375   $       1   $  (5,528)  $ (8,213)   $  (8,508)
                                                            ---------   ---------   ---------   ---------   --------    ---------
Change in Net Assets from Capital
 Transactions.............................    $106,757      $(118,674)  $(234,489)  $ 591,600   $ (12,846)  $  1,432    $ (22,822)
                                              ========      =========   =========   =========   =========   ========    =========

*  Commencement of operations.
(a)Effective August 1, 2005, all T Shares of this fund were exchanged for I Shares and T Shares were no longer offered. (See Note 2.)
(1)T shares were offered beginning on October 11, 2004 for the Seix High Yield Fund.
(2)C shares were offered beginning on October 11, 2004 for the Seix High Yield Fund.

Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                              Seix
                                          Floating Rate
                                           High Income
                                              Fund             Seix High Yield Fund (a)               Short-Term Bond Fund
                                          -------------    ---------------------------------    ---------------------------------
                                           03/02/06*-      04/01/05-   11/01/04-   11/01/03-    04/01/05-   06/01/04-   06/01/03-
                                            03/31/06       03/31/06    03/31/05    10/31/04     03/31/06    03/31/05    05/31/04
                                          -------------    ---------   ---------   ---------    ---------   ---------   ---------
Share Transactions:
I Shares:
  Issued................................      10,885          16,930      12,773      77,562        9,961      9,702      11,306
  Issued in Acquisition.................                                                            1,281         --          --
  Reinvested............................          44           8,029       4,356       6,653          280        179         232
  Redeemed..............................        (251)        (38,273)    (37,787)    (31,699)     (12,201)    (8,895)    (13,012)
                                            --------       ---------   ---------   ---------    ---------   --------    --------
  Change in I Shares Transactions.......      10,678         (13,314)    (20,658)     52,516         (679)       986      (1,474)
                                            --------       ---------   ---------   ---------    ---------   --------    --------
T Shares(1):
  Issued................................                         258         104         159
  Reinvested............................                           1           2          --
  Redeemed..............................                        (513)         (8)         (3)
                                                           ---------   ---------   ---------
  Change in T Shares Transactions.......                        (254)         98         156
                                                           ---------   ---------   ---------
A Shares:
  Issued................................                       3,495         157         303          273        296         583
  Reinvested............................                         162          36          51           17          9          11
  Redeemed..............................                      (1,093)       (715)       (319)        (363)      (308)       (563)
                                                           ---------   ---------   ---------    ---------   --------    --------
  Change in A Shares Transactions.......                       2,564        (522)         35          (73)        (3)         31
                                                           ---------   ---------   ---------    ---------   --------    --------
C Shares(2):
  Issued................................                         273         303          --           45         96         803
  Reinvested............................                           9           1          --           24         24          45
  Redeemed..............................                         (36)         (6)         --         (637)      (955)     (1,703)
                                                           ---------   ---------   ---------    ---------   --------    --------
  Change in C Shares Transactions.......                         246         298          --         (568)      (835)       (855)
                                                           ---------   ---------   ---------    ---------   --------    --------
Change in Share Transactions............      10,678         (10,758)    (20,784)     52,707       (1,320)       148      (2,298)
                                            ========       =========   =========   =========    =========   ========    ========

*  Commencement of operations.
(a)Effective August 1, 2005, all T Shares of this fund were exchanged for I Shares and T Shares were no longer offered. (See Note 2.)
(1)T shares were offered beginning on October 11, 2004 for the Seix High Yield Fund.
(2)C shares were offered beginning on October 11, 2004 for the Seix High Yield Fund.

Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                            Short-Term U.S. Treasury
                                                 Securities Fund                   Strategic Income Fund
                                        ---------------------------------    ----------------------------------
                                        04/01/05-   06/01/04-   06/01/03-    04/01/05-    06/01/04-   06/01/03-
                                        03/31/06    03/31/05    05/31/04     03/31/06     03/31/05    05/31/04
                                        ---------   ---------   ---------    ---------    ---------   ---------
Operations:
  Net Investment Income...............  $  2,382    $  1,756    $  2,576     $ 12,771     $  8,682    $ 11,471
  Net Realized Gain (Loss) on
    Investments Sold, Options, Forward
    Foreign Currencies and Foreign
    Currency Transactions.............      (808)       (817)      1,438      (12,508)      11,389       2,989
  Net Change in Unrealized
    Appreciation (Depreciation) on
    Investments, Forward Foreign
    Currency Contracts, Foreign
    Currencies and Translation of
    Other Assets and Liabilities in
    Foreign Currency..................      (122)       (534)     (4,029)        (161)      (2,779)     (6,605)
                                        --------    --------    --------     --------     --------    --------
  Change in Net Assets from
    Operations........................     1,452         405         (15)         102       17,292      (7,855)
                                        --------    --------    --------     --------     --------    --------
Dividends and Distributions to
  Shareholders:
  Net Investment Income:
    I Shares..........................    (1,724)     (1,169)     (1,437)     (10,426)      (4,949)     (3,651)
    T Shares..........................
    A Shares..........................      (131)       (117)       (199)        (109)        (150)        (81)
    C Shares..........................      (528)       (471)       (940)      (2,244)      (3,275)     (7,336)
  Realized Capital Gains:
    I Shares..........................        --        (749)     (1,216)      (4,450)        (733)       (423)
    A Shares..........................        --         (63)       (199)         (33)         (26)        (19)
    C Shares..........................        --        (391)     (1,134)      (1,056)        (535)       (792)
                                        --------    --------    --------     --------     --------    --------
  Total Dividends and Distributions...    (2,383)     (2,960)     (5,125)     (18,318)      (9,668)    (12,302)
                                        --------    --------    --------     --------     --------    --------
  Change in Net Assets from Capital
    Transactions......................   (29,864)    (54,791)    (92,366)      29,254(b)    52,917      32,543
                                        --------    --------    --------     --------     --------    --------
  Change in Net Assets................   (30,795)    (57,346)    (97,506)      11,038       60,541      28,096
                                        --------    --------    --------     --------     --------    --------
Net Assets:
  Beginning of Period.................   110,080     167,426     264,932      280,508      219,967     191,871
                                        --------    --------    --------     --------     --------    --------
  End of Period.......................  $ 79,285    $110,080    $167,426     $291,546     $280,508    $219,967
                                        ========    ========    ========     ========     ========    ========
Undistributed (Distribution in Excess
  of) Net Investment Income, End of
  Period..............................  $     (2)   $     (1)   $     --     $ (3,968)    $  4,052    $ (1,028)
                                        ========    ========    ========     ========     ========    ========

                                                   Total Return
                                                  Bond Fund (a)
                                        ----------------------------------
                                        04/01/05-   06/01/04-   10/15/03*-
                                        03/31/06    03/31/05     05/31/04
                                        ---------   ---------   ----------
Operations:
  Net Investment Income...............   $ 2,487     $ 1,714     $   569
  Net Realized Gain (Loss) on
    Investments Sold, Options, Forward
    Foreign Currencies and Foreign
    Currency Transactions.............      (531)       (493)       (186)
  Net Change in Unrealized
    Appreciation (Depreciation) on
    Investments, Forward Foreign
    Currency Contracts, Foreign
    Currencies and Translation of
    Other Assets and Liabilities in
    Foreign Currency..................    (1,103)      1,299      (1,485)
                                         -------     -------     -------
  Change in Net Assets from
    Operations........................       853       2,520      (1,102)
                                         -------     -------     -------
Dividends and Distributions to
  Shareholders:
  Net Investment Income:
    I Shares..........................    (2,522)       (987)       (255)
    T Shares..........................       (75)       (801)       (352)
    A Shares..........................
    C Shares..........................
  Realized Capital Gains:
    I Shares..........................        --          --          --
    A Shares..........................
    C Shares..........................
                                         -------     -------     -------
  Total Dividends and Distributions...    (2,597)     (1,788)       (607)
                                         -------     -------     -------
  Change in Net Assets from Capital
    Transactions......................      (387)     15,875      49,199
                                         -------     -------     -------
  Change in Net Assets................    (2,131)     16,607      47,490
                                         -------     -------     -------
Net Assets:
  Beginning of Period.................    64,097      47,490          --
                                         -------     -------     -------
  End of Period.......................   $61,966     $64,097     $47,490
                                         =======     =======     =======
Undistributed (Distribution in Excess
  of) Net Investment Income, End of
  Period..............................   $   (74)    $    44     $    --
                                         =======     =======     =======

*   Commencement of operations.

(a) Effective August 1, 2005, all T Shares of this fund were exchanged for I Shares and T Shares were no longer offered. (See Note 2.)

(b) Redemption fees have been rounded to $0.

Amounts designated as "--" are either $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                                             Short-Term U.S. Treasury
                                                                  Securities Fund                  Strategic Income Fund
                                                         ---------------------------------   ---------------------------------
                                                         04/01/05-   06/01/04-   06/01/03-   04/01/05-   06/01/04-   06/01/03-
                                                         03/31/06    03/31/05    05/31/04    03/31/06    03/31/05    05/31/04
                                                         ---------   ---------   ---------   ---------   ---------   ---------
Capital Transactions:
I Shares:
  Proceeds from Shares Issued..........................  $  6,931    $ 17,440    $  16,704   $140,531    $115,818    $ 61,718
  Dividends Reinvested.................................       258         510          678      3,086       1,019         789
  Cost of Shares Redeemed..............................   (21,504)    (38,823)     (44,103)   (82,975)    (21,438)    (23,966)
                                                         --------    --------    ---------   --------    --------    --------
  Change in Net Assets from I Shares Transactions......  $(14,315)   $(20,873)   $ (26,721)  $ 60,642    $ 95,399    $ 38,541
                                                         --------    --------    ---------   --------    --------    --------
T Shares(1):
  Proceeds from Shares Issued..........................
  Dividends Reinvested.................................
  Cost of Shares Redeemed..............................
  Change in Net Assets from T Shares Transactions......
A Shares(2):
  Proceeds from Shares Issued..........................  $    453    $  1,435    $  11,230   $  1,633    $  2,095    $  4,920
  Dividends Reinvested.................................       108         145          349        127         110          41
  Cost of Shares Redeemed..............................    (2,527)     (7,892)     (13,938)    (3,670)     (2,794)       (682)
                                                         --------    --------    ---------   --------    --------    --------
  Change in Net Assets from A Shares Transactions......  $ (1,966)   $ (6,312)   $  (2,359)  $ (1,910)   $   (589)   $  4,279
                                                         --------    --------    ---------   --------    --------    --------
C Shares:
  Proceeds from Shares Issued..........................  $    294    $  1,211    $  16,687   $  1,238    $  4,056    $ 75,089
  Dividends Reinvested.................................       505         759        1,810      2,558       2,865       5,643
  Cost of Shares Redeemed..............................   (14,382)    (29,576)     (81,783)   (33,274)    (48,814)    (91,009)
                                                         --------    --------    ---------   --------    --------    --------
  Change in Net Assets from C Shares Transactions......  $(13,583)   $(27,606)   $ (63,286)  $(29,478)   $(41,893)   $(10,277)
                                                         --------    --------    ---------   --------    --------    --------
Change in Net Assets from Capital Transactions.........  $(29,864)   $(54,791)   $ (92,366)  $ 29,254    $ 52,917    $ 32,543
                                                         ========    ========    =========   ========    ========    ========

                                                                    Total Return
                                                                   Bond Fund (a)
                                                         ----------------------------------
                                                         04/01/05-   06/01/04-   10/15/03*-
                                                         03/31/06    03/31/05     05/31/04
                                                         ---------   ---------   ----------
Capital Transactions:
I Shares:
  Proceeds from Shares Issued..........................  $ 33,564    $ 63,889     $ 18,136
  Dividends Reinvested.................................       681         422          225
  Cost of Shares Redeemed..............................   (27,910)    (21,945)      (2,376)
                                                         --------    --------     --------
  Change in Net Assets from I Shares Transactions......  $  6,335    $ 42,366     $ 15,985
                                                         --------    --------     --------
T Shares(1):
  Proceeds from Shares Issued..........................  $  1,207    $  9,247     $ 34,463
  Dividends Reinvested.................................        55         832          352
  Cost of Shares Redeemed..............................    (7,984)    (36,570)      (1,601)
                                                         --------    --------     --------
  Change in Net Assets from T Shares Transactions......  $ (6,722)   $(26,491)    $ 33,214
                                                         --------    --------     --------
A Shares(2):
  Proceeds from Shares Issued..........................
  Dividends Reinvested.................................
  Cost of Shares Redeemed..............................
  Change in Net Assets from A Shares Transactions......
C Shares:
  Proceeds from Shares Issued..........................
  Dividends Reinvested.................................
  Cost of Shares Redeemed..............................
  Change in Net Assets from C Shares Transactions......
Change in Net Assets from Capital Transactions.........  $   (387)   $ 15,875     $ 49,199
                                                         ========    ========     ========

*   Commencement of operations.
(a) Effective August 1, 2005, all T Shares of this fund were exchanged for I Shares and T Shares were no longer offered. (See Note 2.)

(1) T shares were offered beginning on January 14, 2004 for the Total Return Bond Fund.

(2) A shares were offered beginning on October 8, 2003 for the Strategic Income Fund.

Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                                             Short-Term U.S. Treasury
                                                                  Securities Fund                  Strategic Income Fund
                                                         ---------------------------------   ---------------------------------
                                                         04/01/05-   06/01/04-   06/01/03-   04/01/05-   06/01/04-   06/01/03-
                                                         03/31/06    03/31/05    05/31/04    03/31/06    03/31/05    05/31/04
                                                         ---------   ---------   ---------   ---------   ---------   ---------
Share Transactions:
I Shares:
  Issued...............................................       701       1,707       1,628      13,993      11,187       6,185
  Reinvested...........................................        26          51          66         314         100          79
  Redeemed.............................................    (2,175)     (3,837)     (4,296)     (8,337)     (2,101)     (2,410)
                                                         --------    --------    --------    --------    --------    --------
  Change in I Shares Transactions......................    (1,448)     (2,079)     (2,602)      5,970       9,186       3,854
                                                         --------    --------    --------    --------    --------    --------
T Shares(1):
  Issued...............................................
  Reinvested...........................................
  Redeemed.............................................
  Change in T Shares Transactions......................
A Shares(2):
  Issued...............................................        46         139       1,096         161         203         489
  Reinvested...........................................        11          14          34          13          11           4
  Redeemed.............................................      (256)       (781)     (1,363)       (364)       (271)        (67)
                                                         --------    --------    --------    --------    --------    --------
  Change in A Shares Transactions......................      (199)       (628)       (233)       (190)        (57)        426
                                                         --------    --------    --------    --------    --------    --------
C Shares:
  Issued...............................................        30         119        1,62         122         435       7,519
  Reinvested...........................................        51          76         178         258         282         566
  Redeemed.............................................    (1,458)     (2,946)     (7,989)     (3,330)     (4,871)     (9,144)
                                                         --------    --------    --------    --------    --------    --------
  Change in C Shares Transactions......................    (1,377)     (2,751)     (6,189)     (2,950)     (4,154)     (1,059)
                                                         --------    --------    --------    --------    --------    --------
Change in Share Transactions...........................    (3,024)     (5,458)     (9,024)      2,830       4,975       3,221
                                                         ========    ========    ========    ========    ========    ========

                                                                    Total Return
                                                                   Bond Fund (a)
                                                         ----------------------------------
                                                         04/01/05-   06/01/04-   10/15/03*-
                                                         03/31/06    03/31/05     05/31/04
                                                         ---------   ---------   ----------
Share Transactions:
I Shares:
  Issued...............................................     3,336       6,343        1,796
  Reinvested...........................................        69          42           22
  Redeemed.............................................    (2,810)     (2,180)        (232)
                                                         --------    --------     --------
  Change in I Shares Transactions......................       595       4,205        1,586
                                                         --------    --------     --------
T Shares(1):
  Issued...............................................       121         922        3,381
  Reinvested...........................................         5          83           35
  Redeemed.............................................      (761)     (3,626)        (160)
                                                         --------    --------     --------
  Change in T Shares Transactions......................      (635)     (2,621)       3,256
                                                         --------    --------     --------
A Shares(2):
  Issued...............................................
  Reinvested...........................................
  Redeemed.............................................
  Change in A Shares Transactions......................
C Shares:
  Issued...............................................
  Reinvested...........................................
  Redeemed.............................................
  Change in C Shares Transactions......................
Change in Share Transactions...........................       (40)      1,584        4,842
                                                         ========    ========     ========

*   Commencement of operations.
(a) Effective August 1, 2005, all T Shares of this fund were exchanged for I Shares and T Shares were no longer offered. (See Note 2.)

(1) T shares were offered beginning on January 14, 2004 for the Total Return Bond Fund.

(2) A shares were offered beginning on October 8, 2003 for the Strategic Income Fund.

Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                                                                 U.S. Government Securities
                                          U.S. Government Securities Fund         Ultra-Short Bond Fund (a)
                                         ---------------------------------    ---------------------------------
                                         04/01/05-   06/01/04-   06/01/03-    04/01/05-   06/01/04-   06/01/03-
                                         03/31/06    03/31/05    05/31/04     03/31/06    03/31/05    05/31/04
                                         ---------   ---------   ---------    ---------   ---------   ---------
Operations:
  Net Investment Income................  $ 12,880    $  9,129    $  8,954     $  1,926    $  1,571    $  1,569
  Net Realized Gain (Loss) on
    Investments Sold...................      (944)       (568)     (1,697)        (126)        (51)       (257)
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments......    (5,944)      3,057     (13,732)         (71)       (108)       (560)
                                         --------    --------    --------     --------    --------    --------
  Change in Net Assets from
    Operations.........................     5,992      11,618      (6,457)       1,729       1,412         752
                                         --------    --------    --------     --------    --------    --------
Dividends and Distributions to
  Shareholders:
  Net Investment Income:
    I Shares...........................   (13,431)     (9,141)     (9,197)      (1,902)     (1,372)     (1,347)
    T Shares...........................
    A Shares...........................      (117)       (160)       (243)
    C Shares...........................      (286)       (341)       (696)        (119)       (306)       (559)
  Realized Capital Gains:
    A Shares...........................        --          --        (922)          --          --          --
    I Shares...........................        --          --         (24)
    C Shares...........................        --          --         (92)          --          --          --
                                         --------    --------    --------     --------    --------    --------
  Total Dividends and Distributions....   (13,834)     (9,642)    (11,174)      (2,021)     (1,678)     (1,906)
                                         --------    --------    --------     --------    --------    --------
  Change in Net Assets from Capital
    Transactions.......................       891(c)    5,917      36,764      (19,784)    (52,561)     (2,362)
                                         --------    --------    --------     --------    --------    --------
  Change in Net Assets.................    (6,951)      7,893      19,133      (20,076)    (52,827)     (3,516)
                                         --------    --------    --------     --------    --------    --------
Net Assets:
  Beginning of Period..................   334,367     326,474     307,341       62,692     115,519     119,035
                                         --------    --------    --------     --------    --------    --------
  End of Period........................  $327,416    $334,367    $326,474     $ 42,616    $ 62,692    $115,519
                                         ========    ========    ========     ========    ========    ========
Undistributed (Distribution in Excess
  of) Net Investment Income, End of
  Period...............................  $    605    $    607    $      1     $    111    $    118    $      2
                                         ========    ========    ========     ========    ========    ========


                                             Ultra-Short Bond Fund (b)
                                         ---------------------------------
                                         04/01/05-   06/01/04-   06/01/03-
                                         03/31/06    03/31/05    05/31/04
                                         ---------   ---------   ---------
Operations:
  Net Investment Income................  $  7,772    $  3,501    $  3,821
  Net Realized Gain (Loss) on
    Investments Sold...................      (421)       (141)       (460)
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments......      (420)       (311)     (1,377)
                                         --------    --------    --------
  Change in Net Assets from
    Operations.........................     6,931       3,049       1,984
                                         --------    --------    --------
Dividends and Distributions to
  Shareholders:
  Net Investment Income:
    I Shares...........................    (6,434)     (1,503)     (2,161)
    T Shares...........................    (1,464)     (2,237)     (1,656)
    A Shares...........................
    C Shares...........................
  Realized Capital Gains:
    A Shares...........................        --          --          --
    I Shares...........................        --          --          --
    C Shares...........................
                                         --------    --------    --------
  Total Dividends and Distributions....    (7,898)     (3,740)     (3,817)
                                         --------    --------    --------
  Change in Net Assets from Capital
    Transactions.......................    33,249     (36,174)     35,286
                                         --------    --------    --------
  Change in Net Assets.................    32,282      36,865      33,453
                                         --------    --------    --------
Net Assets:
  Beginning of Period..................   212,975     249,840     216,387
                                         --------    --------    --------
  End of Period........................  $245,257    $212,975    $249,840
                                         ========    ========    ========
Undistributed (Distribution in Excess
  of) Net Investment Income, End of
  Period...............................  $    375    $    148    $     --
                                         ========    ========    ========

(a) Effective August 1, 2005, all C Shares of this fund were exchanged for I Shares and C Shares were no longer offered. (See Note 2.)

(b) Effective August 1, 2005, all T Shares of this fund were exchanged for I Shares and T Shares were no longer offered. (See Note 2.)

(c) Includes redemption fees collected of $1.

Amounts designated as "--" are either $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                                                             U.S. Government Securities
                                       U.S. Government Securities Fund        Ultra-Short Bond Fund (a)
                                      ---------------------------------   ---------------------------------
                                      04/01/05-   06/01/04-   06/01/03-   04/01/05-   06/01/04-   06/01/03-
                                      03/31/06    03/31/05    05/31/04    03/31/06    03/31/05    05/31/04
                                      ---------   ---------   ---------   ---------   ---------   ---------
Capital Transactions:
I Shares:
  Proceeds from Shares Issued.......  $ 159,338   $ 80,344    $138,247    $  50,911   $ 30,218    $ 62,017
  Dividends Reinvested..............      2,992      2,238       3,400          691        575         596
  Cost of Shares Redeemed...........   (157,312)   (64,224)    (85,923)     (57,870)   (58,326)    (79,764)
                                      ---------   --------    --------    ---------   --------    --------
  Change in Net Assets from I Shares
    Transactions....................  $   5,018   $ 18,358    $ 55,724    $  (6,268)  $(27,533)   $(17,151)
                                      ---------   --------    --------    ---------   --------    --------
T Shares:
  Proceeds from Shares Issued.......
  Dividends Reinvested..............
  Cost of Shares Redeemed...........
  Change in Net Assets from T Shares
    Transactions....................
A Shares:
  Proceeds from Shares Issued.......  $   2,798   $  2,421    $ 11,471
  Dividends Reinvested..............         94        142         241
  Cost of Shares Redeemed...........     (2,870)    (8,089)    (12,029)
                                      ---------   --------    --------
  Change in Net Assets from A Shares
    Transactions....................  $      22   $ (5,526)   $   (317)
                                      ---------   --------    --------
C Shares(1):
  Proceeds from Shares Issued.......  $      65   $    160    $  4,150    $   8,253   $  5,128    $ 85,370
  Dividends Reinvested..............        274        295         645           99        280         480
  Cost of Shares Redeemed...........     (4,488)    (7,370)    (23,438)     (21,868)   (30,436)    (71,061)
                                      ---------   --------    --------    ---------   --------    --------
  Change in Net Assets from C Shares
    Transactions....................  $  (4,149)  $ (6,915)   $(18,643)   $ (13,516)  $(25,028)   $ 14,789
                                      ---------   --------    --------    ---------   --------    --------
Change in Net Assets from Capital
  Transactions......................  $     891   $  5,917    $ 36,764    $ (19,784)  $(52,561)   $ (2,362)
                                      =========   ========    ========    =========   ========    ========


                                          Ultra-Short Bond Fund (b)
                                      ----------------------------------
                                      04/01/05-   06/01/04-    06/01/03-
                                      03/31/06    03/31/05     05/31/04
                                      ---------   ---------    ---------
Capital Transactions:
I Shares:
  Proceeds from Shares Issued.......  $ 282,129   $ 33,501     $ 155,867
  Dividends Reinvested..............      1,145        374           493
  Cost of Shares Redeemed...........   (110,138)   (71,824)     (189,463)
                                      ---------   --------     ---------
  Change in Net Assets from I Shares
    Transactions....................  $ 173,136   $(37,949)    $ (33,103)
                                      ---------   --------     ---------
T Shares:
  Proceeds from Shares Issued.......  $  48,762   $ 52,537     $ 150,211
  Dividends Reinvested..............        203        281           210
  Cost of Shares Redeemed...........   (188,852)   (51,043)      (82,032)
                                      ---------   --------     ---------
  Change in Net Assets from T Shares
    Transactions....................  $(139,887)  $  1,775     $  68,389
                                      ---------   --------     ---------
A Shares:
  Proceeds from Shares Issued.......
  Dividends Reinvested..............
  Cost of Shares Redeemed...........
  Change in Net Assets from A Shares
    Transactions....................
C Shares(1):
  Proceeds from Shares Issued.......
  Dividends Reinvested..............
  Cost of Shares Redeemed...........
  Change in Net Assets from C Shares
    Transactions....................
Change in Net Assets from Capital
  Transactions......................  $  33,249   $(36,174)    $  35,286
                                      =========   ========     =========

(a) Effective August 1, 2005, all C Shares of this fund were exchanged for I Shares and C Shares were no longer offered. (See Note 2.)
(b) Effective August 1, 2005, all T Shares of this fund were exchanged for I Shares and T Shares were no longer offered. (See Note 2.)
(1) C Shares were offered beginning on April 16, 2003 for the U.S. Government Securities Ultra-Short Bond Fund.

Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                                                               U.S. Government Securities
                                      U.S. Government Securities Fund           Ultra-Short Bond Fund (a)
                                     ---------------------------------   ---------------------------------------
                                     04/01/05-   06/01/04-   06/01/03-   04/01/05-    06/01/04-      06/01/03-
                                     03/31/06    03/31/05    05/31/04    03/31/06    03/31/05 (c)   05/31/04 (c)
                                     ---------   ---------   ---------   ---------   ------------   ------------
Share Transactions:
I Shares:
  Issued...........................     15,314      7,670      13,051        5,099        3,038          6,217
  Reinvested.......................        288        213         322           86           58             60
  Redeemed.........................    (15,185)    (6,141)     (8,140)     (25,788)      (5,865)        (8,005)
                                     ---------   --------    --------    ---------     --------       --------
  Change in I Shares
    Transactions...................        417      1,742       5,233      (20,603)      (2,769)        (1,728)
                                     ---------   --------    --------    ---------     --------       --------
T Shares:
  Issued...........................
  Reinvested.......................
  Redeemed.........................
  Change in T Shares
    Transactions...................
A Shares:
  Issued...........................        268        231       1,088
  Reinvested.......................          9         14          23
  Redeemed.........................       (275)      (769)     (1,145)
                                     ---------   --------    --------
  Change in A Shares
    Transactions...................          2       (524)        (34)
                                     ---------   --------    --------
C Shares(1):
  Issued...........................          6         15         387          833          517          8,554
  Reinvested.......................         26         28          61           10           28             48
  Redeemed.........................       (430)      (704)     (2,218)      (2,163)      (3,066)        (7,134)
                                     ---------   --------    --------    ---------     --------       --------
  Change in C Shares
    Transactions...................       (398)      (661)     (1,770)      (1,320)      (2,521)         1,468
                                     ---------   --------    --------    ---------     --------       --------
Change in Share Transactions.......         21        557       3,429      (21,923)      (5,290)          (260)
                                     =========   ========    ========    =========     ========       ========


                                            Ultra-Short Bond Fund (b)
                                     ----------------------------------------
                                     04/01/05-    06/01/04-       06/01/03-
                                     03/31/06    03/31/05 (d)    05/31/04 (d)
                                     ---------   ------------    ------------
Share Transactions:
I Shares:
  Issued...........................     28,114        3,340          15,489
  Reinvested.......................        132           37              49
  Redeemed.........................    (40,744)      (7,165)        (18,830)
                                     ---------     --------        --------
  Change in I Shares
    Transactions...................    (12,498)      (3,788)         (3,292)
                                     ---------     --------        --------
T Shares:
  Issued...........................      4,871        5,262          14,996
  Reinvested.......................         38           28              21
  Redeemed.........................    (74,575)      (5,115)         (8,196)
                                     ---------     --------        --------
  Change in T Shares
    Transactions...................    (69,666)         175           6,821
                                     ---------     --------        --------
A Shares:
  Issued...........................
  Reinvested.......................
  Redeemed.........................
  Change in A Shares
    Transactions...................
C Shares(1):
  Issued...........................
  Reinvested.......................
  Redeemed.........................
  Change in C Shares
    Transactions...................
Change in Share Transactions.......    (82,164)      (3,613)          3,529
                                     =========     ========        ========

(a) Effective August 1, 2005, all C Shares of this fund were exchanged for I Shares and C shares were no longer offered. (See Note 2.)
(b) Effective August 1, 2005, all T Shares of this fund were exchanged for I Shares and T Shares were no longer offered. (See Note 2.)
(c) The I Share amounts have been restated to reflect a 4.974874:1 reverse stock split on April 1, 2005.
(d) The I and T Shares amounts have been restated to reflect a 5:1 reverse stock split on April 1, 2005.
(1) C Shares were offered beginning on April 16, 2003 for the U.S. Government Securities Ultra-Short Bond Fund.

Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                                              Virginia Intermediate                   Virginia Municipal
                                                               Municipal Bond Fund                         Bond Fund
                                                       -----------------------------------    -----------------------------------
                                                       04/01/05-    06/01/04-    06/01/03-    04/01/05-    06/01/04-    06/01/03-
                                                       03/31/06     03/31/05     05/31/04     03/31/06     03/31/05     05/31/04
                                                       ---------    ---------    ---------    ---------    ---------    ---------
Operations:
  Net Investment Income..............................  $  5,998     $  5,093     $  6,533      $ 1,956      $ 1,554      $ 1,946
  Net Realized Gain on Investments Sold..............       280        1,570        1,253          250          354        1,373
  Net Change in Unrealized Appreciation
    (Depreciation) on Investments....................      (865)        (547)      (9,858)        (435)         359       (4,048)
                                                       --------     --------     --------      -------      -------      -------
  Change in Net Assets from Operations...............     5,413        6,116       (2,072)       1,771        2,267         (729)
                                                       --------     --------     --------      -------      -------      -------
Dividends and Distributions to Shareholders:
  Net Investment Income:
    I Shares.........................................    (5,794)      (4,860)      (6,203)      (1,814)      (1,394)      (1,596)
    A Shares.........................................      (205)        (260)        (324)          (7)          (3)          --
    C Shares.........................................        --                                   (138)        (172)        (353)
  Realized Capital Gains:
    I Shares.........................................    (1,141)      (1,533)      (1,617)        (508)        (725)        (996)
    A Shares.........................................       (38)         (80)         (78)          (1)          (2)          --
    C Shares.........................................        --                                    (49)        (113)        (278)
                                                       --------     --------     --------      -------      -------      -------
  Total Dividends and Distributions..................    (7,178)      (6,733)      (8,222)      (2,517)      (2,409)      (3,223)
                                                       --------     --------     --------      -------      -------      -------
  Change in Net Assets from Capital Transactions.....    (7,105)(a)   (7,405)     (14,498)       2,106(a)     1,539       (7,763)
                                                       --------     --------     --------      -------      -------      -------
  Change in Net Assets...............................    (8,870)      (8,022)     (24,792)       1,360        1,397      (11,715)
                                                       --------     --------     --------      -------      -------      -------
Net Assets:
  Beginning of Period................................   184,102      192,124      216,916       54,740       53,343       65,058
                                                       --------     --------     --------      -------      -------      -------
  End of Period......................................  $175,232     $184,102     $197,124      $56,100      $54,740      $53,343
                                                       ========     ========     ========      =======      =======      =======
Undistributed (Distribution in Excess of) Net
  Investment Income, End of Period...................  $    (18)    $     (8)    $     19      $   (17)     $   (14)     $     1
                                                       ========     ========     ========      =======      =======      =======

(a) Includes redemption fees collected of $1.

Amounts designated as "--" are either $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                                               Virginia Intermediate                   Virginia Municipal
                                                                Municipal Bond Fund                        Bond Fund
                                                         ----------------------------------    ----------------------------------
                                                         04/01/05-   06/01/04-    06/01/03-    04/01/05-   06/01/04-    06/01/03-
                                                         03/31/06    03/31/05     05/31/04     03/31/06    03/31/05     05/31/04
                                                         ---------   ---------    ---------    ---------   ---------    ---------
Capital Transactions:
I Shares:
  Proceeds from Shares Issued..........................  $ 21,239    $ 15,236     $ 19,400     $ 14,884     $ 9,839     $  8,850
  Dividends Reinvested.................................       882       1,109        1,285          343         361          477
  Cost of Shares Redeemed..............................   (27,623)    (20,317)     (35,871)     (11,006)     (5,501)     (10,867)
                                                         --------    --------     --------     --------     -------     --------
  Change in Net Assets from I Shares Transactions......  $ (5,502)   $ (3,972)    $(15,186)    $  4,221     $ 4,699     $ (1,540)
                                                         --------    --------     --------     --------     -------     --------
A Shares(1):
  Proceeds from Shares Issued..........................  $    658    $  1,326     $  5,471     $    324     $   198     $    128
  Dividends Reinvested.................................       173         271          308            4           4           --
  Cost of Shares Redeemed..............................    (2,443)     (5,030)      (5,091)        (442)       (150)          --
                                                         --------    --------     --------     --------     -------     --------
  Change in Net Assets from A Shares Transactions......  $ (1,612)   $ (3,433)    $    688     $   (114)    $    52     $    128
                                                         --------    --------     --------     --------     -------     --------
C Shares(2):
  Proceeds from Shares Issued..........................  $      9                              $    397     $   236     $  2,118
  Dividends Reinvested.................................        --                                   148         203          458
  Cost of Shares Redeemed..............................        --                                (2,546)     (3,651)      (8,927)
                                                         --------                              --------     -------     --------
  Change in Net Assets from C Shares Transactions......  $      9                              $ (2,001)    $(3,212)    $ (6,351)
                                                         --------                              --------     -------     --------
Change in Net Assets from Capital Transactions.........  $ (7,105)   $ (7,405)    $(14,498)    $  2,106     $ 1,539     $ (7,763)
                                                         ========    ========     ========     ========     =======     ========

(1) A shares were offered beginning on May 11, 2004 for the Virginia Municipal Bond Fund.

(2) C shares were offered beginning on September 1, 2005 for the Virginia Intermediate Municipal Bond Fund.

Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                                               Virginia Intermediate                   Virginia Municipal
                                                                Municipal Bond Fund                        Bond Fund
                                                         ----------------------------------    ----------------------------------
                                                         04/01/05-   06/01/04-    06/01/03-    04/01/05-   06/01/04-    06/01/03-
                                                         03/31/06    03/31/05     05/31/04     03/31/06    03/31/05     05/31/04
                                                         ---------   ---------    ---------    ---------   ---------    ---------
Share Transactions:
I Shares:
  Issued...............................................     2,091       1,487        1,860        1,431         941          821
  Reinvested...........................................        88         108          123           33          34           45
  Redeemed.............................................    (2,720)     (1,980)      (3,434)      (1,059)       (527)      (1,017)
                                                         --------    --------     --------     --------     -------     --------
  Change in I Shares Transactions......................      (541)       (385)      (1,451)         405         448         (151)
                                                         --------    --------     --------     --------     -------     --------
A Shares(1):
  Issued...............................................        64         130          518           32          19           12
  Reinvested...........................................        17          26           30           --          --           --
  Redeemed.............................................      (240)       (491)        (489)         (43)        (14)          --
                                                         --------    --------     --------     --------     -------     --------
  Change in A Shares Transactions......................      (159)       (335)          59          (11)          5           12
                                                         --------    --------     --------     --------     -------     --------
C Shares(2):
  Issued...............................................         1                                    38          24          194
  Reinvested...........................................        --                                    14          19           43
  Redeemed.............................................        --                                  (244)       (347)        (828)
                                                         --------                              --------     -------     --------
  Change in C Shares Transactions......................         1                                  (192)       (304)        (591)
                                                         --------                              --------     -------     --------
Change in Share Transactions...........................      (699)       (720)      (1,392)         202         149         (730)
                                                         ========    ========     ========     ========     =======     ========

(1) A Shares were offered beginning on May 11, 2004 for the Virginia Municipal Bond Fund.
(2) C Shares were offered beginning on September 1, 2005 for the Virginia Intermediate Municipal Bond Fund.

Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                        Prime Quality                             Tax-Exempt
                                      Money Market Fund                       Money Market Fund
                             ------------------------------------    ------------------------------------
                             04/01/05-    06/01/04-    06/01/03-     04/01/05-    06/01/04-    06/01/03-
                              03/31/06     03/31/05     05/31/04      03/31/06     03/31/05     05/31/04
                             ----------   ----------   ----------    ----------   ----------   ----------
Operations:
  Net Investment Income....  $  186,682   $   54,437   $   26,541    $   37,253   $   11,375   $    5,965
  Net Realized Gain (Loss)
    on Investments Sold....         114            2          655           103           83          353
  Net Increase from
    Payments by Affiliates
    and Net Gains (Losses)
    Realized on the
    Disposal of Investments
    in Violation of
    Restrictions...........          18           --           --            --           --           --
                             ----------   ----------   ----------    ----------   ----------   ----------
  Change in Net Assets from
    Operations.............     186,814       54,439       27,196        37,356       11,458        6,318
                             ----------   ----------   ----------    ----------   ----------   ----------
Dividends and Distributions
  to Shareholders:
  Net Investment Income:
    I Shares...............     (98,687)     (35,893)     (20,077)      (24,325)      (8,935)      (5,054)
    A Shares...............     (87,817)     (18,507)      (6,411)      (12,929)      (2,440)        (911)
    C Shares...............        (178)        (124)         (53)
  Realized Capital Gains:
    I Shares...............          --           --          (79)          (47)        (321)        (110)
    A Shares...............          --           --          (38)          (27)        (110)         (26)
    C Shares...............          --           --           --
                             ----------   ----------   ----------    ----------   ----------   ----------
  Total Dividends and
    Distributions..........    (186,682)     (54,524)     (26,658)      (37,328)     (11,806)      (6,101)
                             ----------   ----------   ----------    ----------   ----------   ----------
Capital Transactions:
  Change in Net Assets from
    Capital Transactions...   1,683,808      (46,079)    (870,301)      505,248       85,862      (74,992)
                             ----------   ----------   ----------    ----------   ----------   ----------
  Change in Net Assets.....   1,683,940      (46,164)    (869,763)      505,276       85,514      (74,775)
                             ----------   ----------   ----------    ----------   ----------   ----------
Net Assets:
  Beginning of Period......   5,308,493    5,354,657    6,224,420     1,338,605    1,253,091    1,327,866
                             ----------   ----------   ----------    ----------   ----------   ----------
  End of Period............  $6,992,433   $5,308,493   $5,354,657    $1,843,881   $1,338,605   $1,253,091
                             ==========   ==========   ==========    ==========   ==========   ==========
Undistributed (Distribution
  in Excess of) Net
  Investment Income, End of
  Period...................  $      (74)  $      (74)  $      (65)   $       (1)  $       --   $       --
                             ==========   ==========   ==========    ==========   ==========   ==========

                                 U.S. Government Securities
                                     Money Market Fund
                             ----------------------------------
                             04/01/05-   06/01/04-   06/01/03-
                             03/31/06    03/31/05     05/31/04
                             ---------   ---------   ----------
Operations:
  Net Investment Income....  $ 21,609    $   8,511   $    3,705
  Net Realized Gain (Loss)
    on Investments Sold....        --           --           27
  Net Increase from
    Payments by Affiliates
    and Net Gains (Losses)
    Realized on the
    Disposal of Investments
    in Violation of
    Restrictions...........        --           --           --
                             --------    ---------   ----------
  Change in Net Assets from
    Operations.............    21,609        8,511        3,732
                             --------    ---------   ----------
Dividends and Distributions
  to Shareholders:
  Net Investment Income:
    I Shares...............   (14,580)      (6,507)      (3,043)
    A Shares...............    (7,029)      (2,015)        (662)
    C Shares...............
  Realized Capital Gains:
    I Shares...............        --           --           --
    A Shares...............        --           --           --
    C Shares...............
                             --------    ---------   ----------
  Total Dividends and
    Distributions..........   (21,609)      (8,522)      (3,705)
                             --------    ---------   ----------
Capital Transactions:
  Change in Net Assets from
    Capital Transactions...   (79,753)    (102,119)    (393,409)
                             --------    ---------   ----------
  Change in Net Assets.....   (79,753)    (102,130)    (393,382)
                             --------    ---------   ----------
Net Assets:
  Beginning of Period......   747,294      849,424    1,242,806
                             --------    ---------   ----------
  End of Period............  $667,541    $ 747,294   $  849,424
                             ========    =========   ==========
Undistributed (Distribution
  in Excess of) Net
  Investment Income, End of
  Period...................  $     --    $      --   $       11
                             ========    =========   ==========

Amounts designated as "--" are either $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                                     Prime Quality                              Tax-Exempt
                                                   Money Market Fund                         Money Market Fund
                                        ---------------------------------------   ---------------------------------------
                                         04/01/05-     06/01/04-     06/01/03-     04/01/05-     06/01/04-     06/01/03-
                                         03/31/06      03/31/05      05/31/04      03/31/06      03/31/05      05/31/04
                                        -----------   -----------   -----------   -----------   -----------   -----------
Capital Transactions
I Shares
  Proceeds from Shares Issued.........  $ 4,293,785   $ 3,189,305   $ 3,517,343   $ 1,815,318   $ 1,211,836   $ 1,424,246
  Dividends Reinvested................       10,886         3,021         1,743            62            --            --
  Cost of Shares Redeemed.............   (4,501,652)   (3,496,078)   (4,326,125)   (1,578,954)   (1,253,857)   (1,534,286)
                                        -----------   -----------   -----------   -----------   -----------   -----------
  Change in Net Assets from I Shares
    Transactions......................  $  (196,981)  $  (303,752)  $  (807,039)  $   236,426   $   (42,021)  $  (110,040)
                                        -----------   -----------   -----------   -----------   -----------   -----------
A Shares
  Proceeds from Shares Issued.........  $ 3,180,851   $ 1,229,000   $ 1,045,548   $ 1,385,281   $   496,256   $   361,662
  Dividends Reinvested................       91,013        15,823         6,441        13,368         2,233           937
  Cost of Shares Redeemed.............   (1,384,974)     (971,800)   (1,126,059)   (1,129,827)     (370,606)     (327,551)
                                        -----------   -----------   -----------   -----------   -----------   -----------
  Change in Net Assets from A Shares
    Transactions......................  $ 1,886,890   $   273,023   $   (74,070)  $   268,822   $   127,883   $    35,048
                                        -----------   -----------   -----------   -----------   -----------   -----------
C Shares
  Proceeds from Shares Issued.........  $       900   $     7,507   $    56,986
  Dividends Reinvested................          164            92            43
  Cost of Shares Redeemed.............       (7,165)      (22,949)      (46,221)
                                        -----------   -----------   -----------
  Change in Net Assets from C Shares
    Transactions......................  $    (6,101)  $   (15,350)  $    10,808
                                        -----------   -----------   -----------
Change in Net Assets from Capital
 Transactions.........................  $ 1,683,808   $   (46,079)  $  (870,301)  $   505,248   $    85,862   $   (74,992)
                                        ===========   ===========   ===========   ===========   ===========   ===========
Share Transactions:
I Shares
  Issued..............................    4,293,785     3,189,305     3,517,343     1,815,318     1,211,837     1,424,246
  Reinvested..........................       10,886         3,021         1,743            62            --            --
  Redeemed............................   (4,501,652)   (3,496,078)   (4,326,125)   (1,578,954)   (1,253,857)   (1,534,286)
                                        -----------   -----------   -----------   -----------   -----------   -----------
  Change in I Shares Transactions.....     (196,981)     (303,752)     (807,039)      236,426       (42,020)     (110,040)
                                        -----------   -----------   -----------   -----------   -----------   -----------
A Shares
  Issued..............................    3,180,851     1,229,000     1,045,548     1,385,281       496,256       361,662
  Reinvested..........................       91,013        15,823         6,441        13,368         2,233           937
  Redeemed............................   (1,384,974)     (971,800)   (1,126,059)   (1,129,827)     (370,606)     (327,551)
                                        -----------   -----------   -----------   -----------   -----------   -----------
  Change in A Shares Transactions.....    1,886,890       273,023       (74,070)      268,822       127,883        35,048
                                        -----------   -----------   -----------   -----------   -----------   -----------
C Shares
  Issued..............................          900         7,507        56,986
  Reinvested..........................          164            92            43
  Redeemed............................       (7,165)      (22,949)      (46,221)
                                        -----------   -----------   -----------
  Change in C Shares Transactions.....       (6,101)      (15,350)       10,808
                                        -----------   -----------   -----------
Change in Share Transactions..........    1,683,808       (46,079)     (870,301)      505,248        85,863       (74,992)
                                        ===========   ===========   ===========   ===========   ===========   ===========

                                              U.S. Government Securities
                                                   Money Market Fund
                                        ---------------------------------------
                                         04/01/05-     06/01/04-     06/01/03-
                                         03/31/06      03/31/05      05/31/04
                                        -----------   -----------   -----------
Capital Transactions
I Shares
  Proceeds from Shares Issued.........  $ 1,423,967   $ 1,049,985   $ 1,110,958
  Dividends Reinvested................        1,077           578           406
  Cost of Shares Redeemed.............   (1,528,403)   (1,148,626)   (1,488,621)
                                        -----------   -----------   -----------
  Change in Net Assets from I Shares
    Transactions......................  $  (103,359)  $   (98,063)  $  (377,257)
                                        -----------   -----------   -----------
A Shares
  Proceeds from Shares Issued.........  $   428,415   $   277,785   $   352,303
  Dividends Reinvested................        7,367         1,737           659
  Cost of Shares Redeemed.............     (412,176)     (283,578)     (369,114)
                                        -----------   -----------   -----------
  Change in Net Assets from A Shares
    Transactions......................  $    23,606   $    (4,056)  $   (16,152)
                                        -----------   -----------   -----------
C Shares
  Proceeds from Shares Issued.........
  Dividends Reinvested................
  Cost of Shares Redeemed.............
  Change in Net Assets from C Shares
    Transactions......................
Change in Net Assets from Capital
 Transactions.........................  $   (79,753)  $  (102,119)  $  (393,409)
                                        ===========   ===========   ===========
Share Transactions:
I Shares
  Issued..............................    1,423,967     1,049,985     1,110,958
  Reinvested..........................        1,077           578           406
  Redeemed............................   (1,528,403)   (1,148,626)   (1,488,621)
                                        -----------   -----------   -----------
  Change in I Shares Transactions.....     (103,359)      (98,063)     (377,257)
                                        -----------   -----------   -----------
A Shares
  Issued..............................      428,415       277,784       352,303
  Reinvested..........................        7,367         1,737           659
  Redeemed............................     (412,176)     (283,578)     (369,114)
                                        -----------   -----------   -----------
  Change in A Shares Transactions.....       23,606        (4,057)      (16,152)
                                        -----------   -----------   -----------
C Shares
  Issued..............................
  Reinvested..........................
  Redeemed............................
  Change in C Shares Transactions.....
Change in Share Transactions..........      (79,753)     (102,120)     (393,409)
                                        ===========   ===========   ===========

Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                                                  U.S. Treasury                        Virginia Tax-Free
                                                                Money Market Fund                      Money Market Fund
                                                       ------------------------------------    ----------------------------------
                                                       04/01/05-    06/01/04-    06/01/03-     04/01/05-   06/01/04-   06/01/03-
                                                        03/31/06     03/31/05     05/31/04     3/31/2006   03/31/05     05/31/04
                                                       ----------   ----------   ----------    ---------   ---------   ----------
Operations:
  Net Investment Income..............................  $   43,859   $   13,185   $    3,587    $ 10,915    $  2,749    $    1,436
  Net Realized Gain (Loss) on Investments Sold.......         (14)        (198)         628         107          81            87
                                                       ----------   ----------   ----------    --------    --------    ----------
  Change in Net Assets from Operations...............      43,845       12,987        4,215      11,022       2,830         1,523
                                                       ----------   ----------   ----------    --------    --------    ----------
Dividends and Distributions to Shareholders:
  Net Investment Income:
    I Shares.........................................     (43,695)     (13,515)      (3,589)     (4,669)     (1,651)       (1,059)
    A Shares.........................................        (164)          (3)          (1)     (6,247)     (1,097)         (377)
  Realized Capital Gains:
    I Shares.........................................          --           --         (590)        (39)        (76)          (80)
    A Shares.........................................          --           --           --         (63)        (66)          (44)
                                                       ----------   ----------   ----------    --------    --------    ----------
  Total Dividends and Distributions..................     (43,859)     (13,518)      (4,180)    (11,018)     (2,890)       (1,560)
                                                       ----------   ----------   ----------    --------    --------    ----------
Capital Transactions:
  Change in Net Assets from Capital Transactions.....     254,466      174,651      153,152     155,310      82,519       (23,691)
                                                       ----------   ----------   ----------    --------    --------    ----------
  Change in Net Assets...............................     254,452      174,120      153,187     155,314      82,459       (23,728)
                                                       ----------   ----------   ----------    --------    --------    ----------
Net Assets:
  Beginning of Period................................   1,408,086    1,233,966    1,080,779     374,757     292,298       316,026
                                                       ----------   ----------   ----------    --------    --------    ----------
  End of Period......................................  $1,662,538   $1,408,086   $1,233,966    $530,071    $374,757    $  292,298
                                                       ==========   ==========   ==========    ========    ========    ==========
Undistributed (Distribution in Excess of) Net
  Investment Income, End of Period...................  $       62   $       62   $      (21)   $      5    $      6    $       --
                                                       ==========   ==========   ==========    ========    ========    ==========

Amounts designated as "--" are either $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                                               U.S. Treasury                           Virginia Tax-Free
                                                             Money Market Fund                         Money Market Fund
                                                  ---------------------------------------     -----------------------------------
                                                   04/01/05-     06/01/04-     06/01/03-      04/01/05-   06/01/04-    06/01/03-
                                                   03/31/06      03/31/05      05/31/04       03/31/06    03/31/05     05/31/04
                                                  -----------   -----------   -----------     ---------   ---------   -----------
Capital Transactions
I Shares
  Proceeds from Shares Issued...................  $ 2,817,452   $ 1,291,895   $ 1,849,253     $ 370,968   $ 220,098   $   263,166
  Dividends Reinvested..........................          320           100            53           677         200           129
  Cost of Shares Redeemed.......................   (2,575,370)   (1,117,246)   (1,696,555)     (322,706)   (216,847)     (309,014)
                                                  -----------   -----------   -----------     ---------   ---------   -----------
  Change in Net Assets from I Shares
    Transactions................................  $   242,402   $   174,749   $   152,751     $  48,939   $   3,451   $   (45,719)
                                                  -----------   -----------   -----------     ---------   ---------   -----------
A Shares
  Proceeds from Shares Issued...................  $    95,793   $         5   $       400     $ 379,425   $ 206,304   $   133,175
  Dividends Reinvested..........................          165             3             1         6,510       1,004           421
  Cost of Shares Redeemed.......................      (83,894)         (106)           --      (279,564)   (128,240)     (111,568)
                                                  -----------   -----------   -----------     ---------   ---------   -----------
  Change in Net Assets from A Shares
    Transactions................................  $    12,064   $       (98)  $       401     $ 106,371   $  79,068   $    22,028
                                                  -----------   -----------   -----------     ---------   ---------   -----------
Change in Net Assets from Capital
  Transactions..................................  $   254,466   $   174,651   $   153,152     $ 155,310   $  82,519   $   (23,691)
                                                  ===========   ===========   ===========     =========   =========   ===========
Share Transactions:
I Shares
  Issued........................................    2,817,452     1,291,895     1,849,253       370,968     220,098       263,166
  Reinvested....................................          320           100            53           677         200           129
  Redeemed......................................   (2,575,370)   (1,117,246)   (1,696,555)     (322,706)   (216,847)     (309,014)
                                                  -----------   -----------   -----------     ---------   ---------   -----------
  Change in I Shares Transactions...............      242,402       174,749       152,751        48,939       3,451       (45,719)
                                                  -----------   -----------   -----------     ---------   ---------   -----------
A Shares
  Issued........................................       95,793             5           400       379,425     206,304       133,175
  Reinvested....................................          165             3             1         6,510       1,004           421
  Redeemed......................................      (83,894)         (106)           --      (279,564)   (128,240)     (111,568)
                                                  -----------   -----------   -----------     ---------   ---------   -----------
  Change in A Shares Transactions...............       12,064           (98)          401       106,371      79,068        22,028
                                                  -----------   -----------   -----------     ---------   ---------   -----------
Change in Share Transactions....................      254,466       174,651       153,152       155,310      82,519       (23,691)
                                                  ===========   ===========   ===========     =========   =========   ===========

Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

                                                              Net
                                                           Realized
                                                              and                    Dividends    Distributions
                                 Net Asset                Unrealized                    from          from            Total
                                  Value,        Net          Gains                      Net         Realized        Dividends
                                 Beginning   Investment   (Losses) on   Total From   Investment      Capital           and
                                 of Period     Income     Investments   Operations     Income         Gains       Distributions
                                 ---------   ----------   -----------   ----------   ----------   -------------   -------------
CORE BOND FUND
I Shares
  Year Ended March 31, 2006       $10.12       $ 0.41       $(0.24)       $ 0.17       $(0.42)       $(0.01)         $(0.43)
  Period Ended March 31, 2005      10.30         0.15        (0.14)         0.01        (0.14)        (0.05)          (0.19)
  Year Ended October 31, 2004++    10.31         0.31         0.23          0.54        (0.32)        (0.23)          (0.55)
  Year Ended October 31, 2003      10.00         0.30         0.35          0.65        (0.34)           --           (0.34)
  Year Ended October 31, 2002      10.34         0.42        (0.29)         0.13        (0.42)        (0.05)          (0.47)
  Year Ended October 31, 2001       9.66         0.59         0.70          1.29        (0.61)           --           (0.61)
A Shares
  Year Ended March 31, 2006        10.41         0.38        (0.24)         0.14        (0.39)        (0.01)          (0.40)
  Period Ended March 31, 2005      10.60         0.12(a)     (0.13)(a)     (0.01)       (0.13)        (0.05)          (0.18)
  Year Ended October 31, 2004++    10.49         0.18         0.35          0.53        (0.19)        (0.23)          (0.42)
  Year Ended October 31, 2003      10.08         0.29         0.34          0.63        (0.22)           --           (0.22)
  Period Ended October 31,
  2002(b)                          10.00         0.27         0.09          0.36        (0.28)           --           (0.28)
C Shares
  Year Ended March 31, 2006        10.12         0.32        (0.24)         0.08        (0.33)        (0.01)          (0.34)
  Period Ended March 31, 2005      10.30         0.11        (0.13)        (0.02)       (0.11)        (0.05)          (0.16)
  Period Ended October 31,
  2004++(c)                        10.25         0.01         0.06          0.07        (0.02)           --           (0.02)
FLORIDA TAX-EXEMPT BOND FUND
I Shares
  Year Ended March 31, 2006        10.90         0.34        (0.03)         0.31        (0.34)        (0.05)          (0.39)
  Period Ended March 31, 2005+     10.93         0.26         0.10          0.36        (0.26)        (0.13)          (0.39)
  Year Ended May 31, 2004          11.69         0.32(a)     (0.56)(a)     (0.24)       (0.32)        (0.20)          (0.52)
  Year Ended May 31, 2003          10.95         0.40         0.79          1.19        (0.40)        (0.05)          (0.45)
  Year Ended May 31, 2002          10.79         0.40         0.22          0.62        (0.40)        (0.06)          (0.46)
  Year Ended May 31, 2001          10.06         0.44         0.73          1.17        (0.44)           --           (0.44)
A Shares
  Year Ended March 31, 2006        10.91         0.33        (0.03)         0.30        (0.33)        (0.05)          (0.38)
  Period Ended March 31, 2005+     10.93         0.25         0.11          0.36        (0.25)        (0.13)          (0.38)
  Year Ended May 31, 2004          11.69         0.30(a)     (0.56)(a)     (0.26)       (0.30)        (0.20)          (0.50)
  Year Ended May 31, 2003          10.95         0.38         0.79          1.17        (0.38)        (0.05)          (0.43)
  Year Ended May 31, 2002          10.79         0.38         0.22          0.60        (0.38)        (0.06)          (0.44)
  Year Ended May 31, 2001          10.07         0.42         0.72          1.14        (0.42)           --           (0.42)
C Shares
  Year Ended March 31, 2006        10.93         0.24        (0.03)         0.21        (0.24)        (0.05)          (0.29)
  Period Ended March 31, 2005+     10.96         0.19         0.10          0.29        (0.19)        (0.13)          (0.32)
  Year Ended May 31, 2004          11.71         0.24(a)     (0.55)(a)     (0.31)       (0.24)        (0.20)          (0.44)
  Year Ended May 31, 2003          10.97         0.32         0.79          1.11        (0.32)        (0.05)          (0.37)
  Year Ended May 31, 2002          10.81         0.32         0.22          0.54        (0.32)        (0.06)          (0.38)
  Year Ended May 31, 2001          10.09         0.37         0.72          1.09        (0.37)           --           (0.37)

                                                                                                    Ratio of
                                                                                                   Expenses to
                                                                        Ratio of     Ratio of        Average
                                                                           Net         Net         Net Assets
                                     Net                                Expenses    Investment     (Excluding
                                    Asset                 Net Assets,      to       Income to       Waivers,
                                   Value,                   End of       Average     Average     Reimbursements    Portfolio
                                   End of       Total       Period         Net         Net         and Expense     Turnover
                                   Period     Return(2)      (000)      Assets(3)   Assets(3)      Offset)(3)        Rate
                                  ---------   ---------   -----------   ---------   ----------   ---------------   ---------
CORE BOND FUND
I Shares
  Year Ended March 31, 2006        $ 9.86        1.68%     $497,730       0.29%        4.01%           0.29%          236%
  Period Ended March 31, 2005       10.12        0.09       176,537       0.37         3.12            0.37           150
  Year Ended October 31, 2004++     10.30        5.49        56,019       0.45         3.03            0.59           330
  Year Ended October 31, 2003       10.31        6.58        33,662       0.45         3.10            0.51           463
  Year Ended October 31, 2002       10.00        1.38        80,727       0.45         4.08            0.70           502
  Year Ended October 31, 2001       10.34       13.82        52,034       0.45         5.85            0.70           492
A Shares
  Year Ended March 31, 2006         10.15        1.38           493       0.56         3.67            0.56           236
  Period Ended March 31, 2005       10.41       (0.11)          267       0.62         2.78            0.62           150
  Year Ended October 31, 2004++     10.60        5.22           417       0.70         2.80            0.83           330
  Year Ended October 31, 2003       10.49        6.24           303       0.68         2.66            0.68           463
  Period Ended October 31,
  2002(b)                           10.08        3.69           166       0.80         3.30            1.11           502
C Shares
  Year Ended March 31, 2006          9.86        0.76            28       1.24         3.10            1.27           236
  Period Ended March 31, 2005       10.12       (0.17)            1       1.01         2.50            1.37           150
  Period Ended October 31,
  2004++(c)                         10.30        0.65             1       1.10         2.71            1.41           330
FLORIDA TAX-EXEMPT BOND FUND
I Shares
  Year Ended March 31, 2006         10.82        2.90       165,341       0.63         3.13            0.65            90
  Period Ended March 31, 2005+      10.90        3.31       157,500       0.67         2.84            0.71            66
  Year Ended May 31, 2004           10.93       (2.07)      165,065       0.71         2.82            0.75            56
  Year Ended May 31, 2003           11.69       11.13       147,423       0.71         3.54            0.75            62
  Year Ended May 31, 2002           10.95        5.88       120,885       0.71         3.65            0.76            91
  Year Ended May 31, 2001           10.79       11.84       107,867       0.71         4.19            0.76            59
A Shares
  Year Ended March 31, 2006         10.83        2.73         5,077       0.80         2.98            0.81            90
  Period Ended March 31, 2005+      10.91        3.24         6,129       0.86         2.65            0.94            66
  Year Ended May 31, 2004           10.93       (2.28)        5,906       0.92         2.62            1.13            56
  Year Ended May 31, 2003           11.69       10.89         8,191       0.92         3.29            1.13            62
  Year Ended May 31, 2002           10.95        5.66         2,935       0.92         3.44            1.37            91
  Year Ended May 31, 2001           10.79       11.50         2,747       0.91         4.00            1.38            59
C Shares
  Year Ended March 31, 2006         10.85        1.95         8,783       1.56         2.22            1.66            90
  Period Ended March 31, 2005+      10.93        2.66        12,347       1.42         2.09            1.73            66
  Year Ended May 31, 2004           10.96       (2.68)       19,952       1.42         2.14            1.81            56
  Year Ended May 31, 2003           11.71       10.32        40,241       1.42         2.81            1.80            62
  Year Ended May 31, 2002           10.97        5.15        21,897       1.42         2.93            1.84            91
  Year Ended May 31, 2001           10.81       10.95        12,806       1.41         3.49            1.89            59

      See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.


                                                              Net
                                                           Realized
                                                              and                    Dividends    Distributions
                                 Net Asset                Unrealized                    from          from            Total
                                  Value,        Net          Gains                      Net         Realized        Dividends
                                 Beginning   Investment   (Losses) on   Total From   Investment      Capital           and
                                 of Period     Income     Investments   Operations     Income         Gains       Distributions
                                 ---------   ----------   -----------   ----------   ----------   -------------   -------------
GEORGIA TAX-EXEMPT BOND FUND
I Shares
  Year Ended March 31, 2006        $10.21       $ 0.36(a)    $(0.04)(a)    $ 0.32       $(0.36)       $(0.01)         $(0.37)
  Period Ended March 31, 2005+      10.24         0.28         0.20          0.48        (0.27)        (0.24)          (0.51)
  Year Ended May 31, 2004           10.89         0.34(a)     (0.58)(a)     (0.24)       (0.34)        (0.07)          (0.41)
  Year Ended May 31, 2003           10.29         0.38         0.60          0.98        (0.38)           --           (0.38)
  Year Ended May 31, 2002           10.10         0.39         0.19          0.58        (0.39)           --           (0.39)
  Year Ended May 31, 2001            9.50         0.40         0.60          1.00        (0.40)           --           (0.40)
A Shares
  Year Ended March 31, 2006         10.22         0.35(a)     (0.03)(a)      0.32        (0.35)        (0.01)          (0.36)
  Period Ended March 31, 2005+      10.25         0.27         0.20          0.47        (0.26)        (0.24)          (0.50)
  Year Ended May 31, 2004           10.90         0.32(a)     (0.58)(a)     (0.26)       (0.32)        (0.07)          (0.39)
  Year Ended May 31, 2003           10.31         0.35         0.59          0.94        (0.35)           --           (0.35)
  Year Ended May 31, 2002           10.12         0.37         0.19          0.56        (0.37)           --           (0.37)
  Year Ended May 31, 2001            9.51         0.38         0.61          0.99        (0.38)           --           (0.38)
C Shares
  Year Ended March 31, 2006         10.22         0.27(a)     (0.04)(a)      0.23        (0.27)        (0.01)          (0.28)
  Period Ended March 31, 2005+      10.25         0.22         0.20          0.42        (0.21)        (0.24)          (0.45)
  Year Ended May 31, 2004           10.90         0.27(a)     (0.58)(a)     (0.31)       (0.27)        (0.07)          (0.34)
  Year Ended May 31, 2003           10.30         0.30         0.60          0.90        (0.30)           --           (0.30)
  Year Ended May 31, 2002           10.11         0.32         0.19          0.51        (0.32)           --           (0.32)
  Year Ended May 31, 2001            9.51         0.33         0.60          0.93        (0.33)           --           (0.33)
HIGH INCOME FUND
I Shares
  Year Ended March 31, 2006          7.38         0.55        (0.03)         0.52        (0.55)        (0.38)          (0.93)
  Period Ended March 31, 2005+       7.38         0.46         0.21          0.67        (0.46)        (0.21)          (0.67)
  Year Ended May 31, 2004            7.16         0.62(a)      0.22(a)       0.84        (0.62)           --           (0.62)
  Year Ended May 31, 2003            7.25         0.61        (0.09)         0.52        (0.61)           --           (0.61)
  Period Ended May 31, 2002(d)       7.37         0.39        (0.12)         0.27        (0.39)           --           (0.39)
A Shares
  Year Ended March 31, 2006          7.39         0.53        (0.03)         0.50        (0.53)        (0.38)          (0.91)
  Period Ended March 31, 2005+       7.38         0.44         0.22          0.66        (0.44)        (0.21)          (0.65)
  Period Ended May 31, 2004(e)       7.39         0.35(a)     (0.01)(a)      0.34        (0.35)           --           (0.35)
C Shares
  Year Ended March 31, 2006          7.38         0.49        (0.03)         0.46        (0.49)        (0.38)          (0.87)
  Period Ended March 31, 2005+       7.38         0.42         0.21          0.63        (0.42)        (0.21)          (0.63)
  Year Ended May 31, 2004            7.16         0.57(a)      0.22(a)       0.79        (0.57)           --           (0.57)
  Year Ended May 31, 2003            7.25         0.57        (0.09)         0.48        (0.57)           --           (0.57)
  Year Ended May 31, 2002            7.69         0.55        (0.44)         0.11        (0.55)           --           (0.55)
  Year Ended May 31, 2001            7.88         0.55        (0.19)         0.36        (0.55)           --           (0.55)

                                                                                                     Ratio of
                                                                                                    Expenses to
                                                                         Ratio of     Ratio of        Average
                                                                            Net         Net         Net Assets
                                     Net                                 Expenses    Investment     (Excluding
                                    Asset                                   to       Income to       Waivers,
                                   Value,                 Net Assets,     Average     Average     Reimbursements    Portfolio
                                   End of       Total        End of         Net         Net         and Expense     Turnover
                                   Period     Return(2)   Period (000)   Assets(3)   Assets(3)      Offset)(3)        Rate
                                  ---------   ---------   ------------   ---------   ----------   ---------------   ---------
GEORGIA TAX-EXEMPT BOND FUND
I Shares
  Year Ended March 31, 2006         $10.16        3.19%      $115,929       0.64%        3.53%           0.66%           43%
  Period Ended March 31, 2005+       10.21        4.73         96,503       0.67         3.31            0.71            52
  Year Ended May 31, 2004            10.24      (2.18)         98,113       0.71         3.26            0.76           100
  Year Ended May 31, 2003            10.89        9.64         98,866       0.71         3.55            0.76            17
  Year Ended May 31, 2002            10.29        5.81         91,356       0.71         3.79            0.76            23
  Year Ended May 31, 2001            10.10       10.67         85,880       0.71         4.03            0.77            21
A Shares
  Year Ended March 31, 2006          10.18        3.12          3,711       0.79         3.38            0.81            43
  Period Ended March 31, 2005+       10.22        4.57          2,660       0.86         3.12            0.99            52
  Year Ended May 31, 2004            10.25      (2.39)          2,735       0.92         3.06            1.36           100
  Year Ended May 31, 2003            10.90        9.29          2,630       0.92         3.34            1.41            17
  Year Ended May 31, 2002            10.31        5.58          2,844       0.92         3.58            1.36            23
  Year Ended May 31, 2001            10.12       10.56          2,901       0.91         3.83            1.42            21
C Shares
  Year Ended March 31, 2006          10.17        2.25          9,567       1.57         2.61            1.67            43
  Period Ended March 31, 2005+       10.22        4.09         10,664       1.42         2.56            1.73            52
  Year Ended May 31, 2004            10.25      (2.87)         13,351       1.42         2.55            1.84           100
  Year Ended May 31, 2003            10.90        8.86         16,591       1.42         2.84            1.84            17
  Year Ended May 31, 2002            10.30        5.07         14,269       1.42         3.08            1.84            23
  Year Ended May 31, 2001            10.11        9.92         14,079       1.41         3.33            1.89            21
HIGH INCOME FUND
I Shares
  Year Ended March 31, 2006           6.97        7.53         36,764       0.72         7.64            0.82           208
  Period Ended March 31, 2005+        7.38        9.31         51,318       0.73         7.47            0.87           191
  Year Ended May 31, 2004             7.38       11.94         71,314       0.76         8.27            0.91            49
  Year Ended May 31, 2003             7.16        8.19        100,852       0.78         8.95            0.93            20
  Period Ended May 31, 2002(d)        7.25        3.70         28,767       0.82         8.27            0.97            59
A Shares
  Year Ended March 31, 2006           6.98        7.20            403       1.03         7.36            1.13           208
  Period Ended March 31, 2005+        7.39        9.17            739       1.03         7.34            1.39           191
  Period Ended May 31, 2004(e)        7.38        4.61          1,508       1.10         7.80            1.88            49
C Shares
  Year Ended March 31, 2006           6.97        6.57         36,062       1.62         6.78            1.83           208
  Period Ended March 31, 2005+        7.38        8.69         52,847       1.40         6.78            1.88           191
  Year Ended May 31, 2004             7.38       11.23         75,693       1.40         7.62            1.98            49
  Year Ended May 31, 2003             7.16        7.52         64,418       1.40         8.43            2.00            20
  Year Ended May 31, 2002             7.25        1.46         46,864       1.40         7.35            2.02            59
  Year Ended May 31, 2001             7.69        4.74         19,875       1.40         6.88            2.13            10

      See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.


                                                              Net
                                                           Realized
                                                              and                    Dividends    Distributions
                                 Net Asset                Unrealized                    from          from            Total
                                  Value,        Net          Gains                      Net         Realized        Dividends
                                 Beginning   Investment   (Losses) on   Total From   Investment      Capital           and
                                 of Period     Income     Investments   Operations     Income         Gains       Distributions
                                 ---------   ----------   -----------   ----------   ----------   -------------   -------------
HIGH QUALITY BOND FUND
I Shares
  Year Ended March 31, 2006        $ 9.85       $ 0.37       $(0.22)       $ 0.15       $(0.35)       $   --          $(0.35)
  Period Ended March 31, 2005+       9.84         0.21         0.02          0.23        (0.21)        (0.01)          (0.22)
  Period Ended May 31, 2004(e)      10.00         0.12(a)     (0.16)(a)     (0.04)       (0.12)           --           (0.12)
INTERMEDIATE BOND FUND
I Shares
  Year Ended March 31, 2006         10.08         0.38        (0.21)         0.17        (0.39)        (0.01)          (0.40)
  Period Ended March 31, 2005       10.37         0.14        (0.21)        (0.07)       (0.14)        (0.08)          (0.22)
  Year Ended October 31, 2004++     10.23         0.34         0.14          0.48        (0.34)           --           (0.34)
  Year Ended October 31, 2003       10.12         0.37         0.15          0.52        (0.41)           --           (0.41)
  Year Ended October 31, 2002       10.63         0.47        (0.23)         0.24        (0.50)        (0.25)          (0.75)
  Year Ended October 31, 2001        9.96         0.57         0.68          1.25        (0.58)           --           (0.58)
A Shares
  Year Ended March 31, 2006         10.08         0.39        (0.25)         0.14        (0.36)        (0.01)          (0.37)
  Period Ended March 31, 2005       10.36         0.13        (0.21)        (0.08)       (0.12)        (0.08)          (0.20)
  Period Ended October 31,
  2004++(c)                         10.32         0.02         0.04          0.06        (0.02)           --           (0.02)
C Shares
  Year Ended March 31, 2006         10.08         0.28        (0.21)         0.07        (0.29)        (0.01)          (0.30)
  Period Ended March 31, 2005       10.36         0.11        (0.21)        (0.10)       (0.10)        (0.08)          (0.18)
  Period Ended October 31,
  2004++(c)                         10.32         0.01         0.04          0.05        (0.01)           --           (0.01)
INVESTMENT GRADE BOND FUND
I Shares
  Year Ended March 31, 2006         10.51         0.42        (0.11)         0.31        (0.42)           --           (0.42)
  Period Ended March 31, 2005+      10.31         0.29         0.19          0.48        (0.28)           --           (0.28)
  Year Ended May 31, 2004           10.94         0.35(a)     (0.60)(a)     (0.25)       (0.38)           --           (0.38)
  Year Ended May 31, 2003           10.24         0.40         0.76          1.16        (0.46)           --           (0.46)
  Year Ended May 31, 2002           10.23         0.51         0.01          0.52        (0.51)           --           (0.51)
  Year Ended May 31, 2001            9.58         0.61         0.65          1.26        (0.61)           --           (0.61)
A Shares
  Year Ended March 31, 2006         10.50         0.38        (0.10)         0.28        (0.38)           --           (0.38)
  Period Ended March 31, 2005+      10.31         0.26         0.18          0.44        (0.25)           --           (0.25)
  Year Ended May 31, 2004           10.94         0.31(a)     (0.60)(a)     (0.29)       (0.34)           --           (0.34)
  Year Ended May 31, 2003           10.24         0.38         0.74          1.12        (0.42)           --           (0.42)
  Year Ended May 31, 2002           10.23         0.48         0.01          0.49        (0.48)           --           (0.48)
  Year Ended May 31, 2001            9.58         0.57         0.65          1.22        (0.57)           --           (0.57)
C Shares
  Year Ended March 31, 2006         10.51         0.31        (0.11)         0.20        (0.31)           --           (0.31)
  Period Ended March 31, 2005+      10.31         0.21         0.19          0.40        (0.20)           --           (0.20)
  Year Ended May 31, 2004           10.95         0.25(a)     (0.60)(a)     (0.35)       (0.29)           --           (0.29)
  Year Ended May 31, 2003           10.25         0.31         0.76          1.07        (0.37)           --           (0.37)
  Year Ended May 31, 2002           10.24         0.42         0.01          0.43        (0.42)           --           (0.42)
  Year Ended May 31, 2001            9.59         0.53         0.65          1.18        (0.53)           --           (0.53)

                                                                                                     Ratio of
                                                                                                    Expenses to
                                                                         Ratio of     Ratio of        Average
                                                                            Net         Net         Net Assets
                                     Net                                 Expenses    Investment     (Excluding
                                    Asset                                   to       Income to       Waivers,
                                   Value,                 Net Assets,     Average     Average     Reimbursements    Portfolio
                                   End of       Total        End of         Net         Net         and Expense     Turnover
                                   Period     Return(2)   Period (000)   Assets(3)   Assets(3)      Offset)(3)        Rate
                                  ---------   ---------   ------------   ---------   ----------   ---------------   ---------
HIGH QUALITY BOND FUND
I Shares
  Year Ended March 31, 2006         $ 9.65        1.52%      $ 48,908       0.40%        3.69%           0.47%           91%
  Period Ended March 31, 2005+        9.85        2.30         38,535       0.66         2.51            0.90           290
  Period Ended May 31, 2004(e)        9.84       (0.37)        25,506       0.65         2.09            0.92            31
INTERMEDIATE BOND FUND
I Shares
  Year Ended March 31, 2006           9.85        1.76         78,187       0.31         3.88            0.31           154
  Period Ended March 31, 2005        10.08       (0.75)        47,981       0.29         3.25            0.29            94
  Year Ended October 31, 2004++      10.37        4.73         35,848       0.45         3.25            0.59           130
  Year Ended October 31, 2003        10.23        5.16         28,689       0.45         3.42            0.56           277
  Year Ended October 31, 2002        10.12        2.47         40,284       0.45         4.63            0.73           237
  Year Ended October 31, 2001        10.63       12.87         26,192       0.45         5.50            0.76           431
A Shares
  Year Ended March 31, 2006           9.85        1.39              4       0.56         3.83            0.57           154
  Period Ended March 31, 2005        10.08       (0.82)             1       0.63         2.84            0.63            94
  Period Ended October 31,
  2004++(c)                          10.36        0.53              1       0.71         2.58            0.71           130
C Shares
  Year Ended March 31, 2006           9.85        0.74             68       1.24         2.86            1.25           154
  Period Ended March 31, 2005        10.08       (0.96)             1       0.91         2.47            1.36            94
  Period Ended October 31,
  2004++(c)                          10.36        0.51              1       1.00         2.22            1.41           130
INVESTMENT GRADE BOND FUND
I Shares
  Year Ended March 31, 2006          10.40        2.94        480,024       0.65         3.91            0.65           171
  Period Ended March 31, 2005+       10.51        4.71        602,995       0.78         3.31            0.80           268
  Year Ended May 31, 2004            10.31       (2.31)       578,345       0.82         3.29            0.84           119
  Year Ended May 31, 2003            10.94       11.61        821,342       0.81         3.92            0.83           137
  Year Ended May 31, 2002            10.24        5.18        886,471       0.81         4.81            0.83           123
  Year Ended May 31, 2001            10.23       13.55        860,073       0.81         6.17            0.84           131
A Shares
  Year Ended March 31, 2006          10.40        2.69         20,210       1.00         3.57            1.00           171
  Period Ended March 31, 2005+       10.50        4.24         23,687       1.21         2.90            1.26           268
  Year Ended May 31, 2004            10.31       (2.70)        31,263       1.22         2.90            1.38           119
  Year Ended May 31, 2003            10.94       11.16         34,874       1.22         3.45            1.38           137
  Year Ended May 31, 2002            10.24        4.81         20,825       1.22         4.40            1.40           123
  Year Ended May 31, 2001            10.23       13.09         21,244       1.21         5.77            1.42           131
C Shares
  Year Ended March 31, 2006          10.40        1.94         13,580       1.63         2.93            1.66           171
  Period Ended March 31, 2005+       10.51        3.90         17,923       1.71         2.39            1.84           268
  Year Ended May 31, 2004            10.31       (3.27)        24,327       1.71         2.40            2.00           119
  Year Ended May 31, 2003            10.95       10.61         37,810       1.71         3.01            1.97           137
  Year Ended May 31, 2002            10.25        4.27         36,200       1.71         3.90            1.96           123
  Year Ended May 31, 2001            10.24       12.54         25,791       1.70         5.24            1.99           131

      See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.


                                                              Net
                                                           Realized
                                                              and                    Dividends    Distributions
                                 Net Asset                Unrealized                    from          from            Total
                                  Value,        Net          Gains                      Net         Realized        Dividends
                                 Beginning   Investment   (Losses) on   Total From   Investment      Capital           and
                                 of Period     Income     Investments   Operations     Income         Gains       Distributions
                                 ---------   ----------   -----------   ----------   ----------   -------------   -------------
INVESTMENT GRADE TAX-EXEMPT BOND FUND
I Shares
  Year Ended March 31, 2006        $11.45       $ 0.33       $ 0.01        $ 0.34       $(0.33)       $(0.08)         $(0.41)
  Period Ended March 31, 2005+      11.44         0.23         0.20          0.43        (0.24)        (0.18)          (0.42)
  Year Ended May 31, 2004           12.01         0.27(a)     (0.32)(a)     (0.05)       (0.27)        (0.25)          (0.52)
  Year Ended May 31, 2003           11.57         0.30         0.90          1.20        (0.30)        (0.46)          (0.76)
  Year Ended May 31, 2002           11.38         0.34         0.46          0.80        (0.34)        (0.27)          (0.61)
  Year Ended May 31, 2001           10.67         0.44         0.71          1.15        (0.44)           --           (0.44)
A Shares
  Year Ended March 31, 2006         11.46         0.29         0.01          0.30        (0.29)        (0.08)          (0.37)
  Period Ended March 31, 2005+      11.46         0.19         0.19          0.38        (0.20)        (0.18)          (0.38)
  Year Ended May 31, 2004           12.03         0.23(a)     (0.33)(a)     (0.10)       (0.22)        (0.25)          (0.47)
  Year Ended May 31, 2003           11.58         0.25         0.91          1.16        (0.25)        (0.46)          (0.71)
  Year Ended May 31, 2002           11.39         0.29         0.46          0.75        (0.29)        (0.27)          (0.56)
  Year Ended May 31, 2001           10.68         0.40         0.71          1.11        (0.40)           --           (0.40)
C Shares
  Year Ended March 31, 2006         11.44         0.21         0.01          0.22        (0.21)        (0.08)          (0.29)
  Period Ended March 31, 2005+      11.44         0.14         0.19          0.33        (0.15)        (0.18)          (0.33)
  Year Ended May 31, 2004           12.01         0.17(a)     (0.32)(a)     (0.15)       (0.17)        (0.25)          (0.42)
  Year Ended May 31, 2003           11.57         0.20         0.90          1.10        (0.20)        (0.46)          (0.66)
  Year Ended May 31, 2002           11.38         0.24         0.46          0.70        (0.24)        (0.27)          (0.51)
  Year Ended May 31, 2001           10.67         0.34         0.71          1.05        (0.34)           --           (0.34)
LIMITED DURATION FUND
I Shares
  Year Ended March 31, 2006          9.98         0.35         0.02          0.37        (0.36)           --           (0.36)
  Period Ended March 31, 2005        9.98         0.08           --          0.08        (0.08)           --*          (0.08)
  Year Ended October 31, 2004++      9.98         0.11           --          0.11        (0.11)           --           (0.11)
  Year Ended October 31, 2003       10.00         0.11        (0.02)         0.09        (0.11)           --           (0.11)
  Period Ended October 31,
  2002(f)                           10.00           --*          --            --*          --*           --              --*
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
I Shares
  Year Ended March 31, 2006         10.09         0.35        (0.15)         0.20        (0.41)           --           (0.41)
  Period Ended March 31, 2005+      10.18         0.31        (0.08)         0.23        (0.32)           --           (0.32)
  Year Ended May 31, 2004           10.59         0.24(a)     (0.36)(a)     (0.12)       (0.29)           --           (0.29)
  Year Ended May 31, 2003           10.31         0.29(a)      0.42(a)       0.71        (0.42)        (0.01)          (0.43)
  Year Ended May 31, 2002           10.01         0.43         0.32          0.75        (0.43)        (0.02)          (0.45)
  Year Ended May 31, 2001            9.62         0.55         0.39          0.94        (0.55)           --           (0.55)

                                                                                                     Ratio of
                                                                                                    Expenses to
                                                                         Ratio of     Ratio of        Average
                                                                            Net         Net         Net Assets
                                     Net                                 Expenses    Investment     (Excluding
                                    Asset                                   to       Income to       Waivers,
                                   Value,                 Net Assets,     Average     Average     Reimbursements    Portfolio
                                   End of       Total        End of         Net         Net         and Expense     Turnover
                                   Period     Return(2)   Period (000)   Assets(3)   Assets(3)      Offset)(3)        Rate
                                  ---------   ---------   ------------   ---------   ----------   ---------------   ---------
INVESTMENT GRADE TAX-EXEMPT BOND FUND
I Shares
  Year Ended March 31, 2006         $11.38       2.92 %      $300,986       0.64%        2.84%           0.64%          237%
  Period Ended March 31, 2005+       11.45       3.74         259,542       0.77         2.36            0.80           178
  Year Ended May 31, 2004            11.44      (0.45)        205,266       0.81         2.33            0.84           242
  Year Ended May 31, 2003            12.01      10.80         185,485       0.81         2.57            0.84           329
  Year Ended May 31, 2002            11.57       7.15         149,200       0.81         2.93            0.84           311
  Year Ended May 31, 2001            11.38      10.93         134,139       0.81         3.93            0.85           285
A Shares
  Year Ended March 31, 2006          11.39       2.57          16,182       0.99         2.49            0.99           237
  Period Ended March 31, 2005+       11.46       3.28          17,430       1.20         1.93            1.26           178
  Year Ended May 31, 2004            11.46      (0.85)         19,086       1.22         1.92            1.36           242
  Year Ended May 31, 2003            12.03      10.42          21,756       1.22         2.16            1.36           329
  Year Ended May 31, 2002            11.58       6.71          20,436       1.22         2.51            1.36           311
  Year Ended May 31, 2001            11.39      10.48          18,601       1.21         3.54            1.37           285
C Shares
  Year Ended March 31, 2006          11.37       1.92          10,284       1.65         1.85            1.67           237
  Period Ended March 31, 2005+       11.44       2.86          15,612       1.70         1.43            1.82           178
  Year Ended May 31, 2004            11.44      (1.33)         22,969       1.70         1.45            1.92           242
  Year Ended May 31, 2003            12.01       9.82          32,684       1.70         1.68            1.91           329
  Year Ended May 31, 2002            11.57       6.21          24,587       1.70         2.03            1.92           311
  Year Ended May 31, 2001            11.38       9.97          20,010       1.69         3.04            1.96           285
LIMITED DURATION FUND
I Shares
  Year Ended March 31, 2006           9.99       3.73          58,887       0.15         3.39            0.15            94
  Period Ended March 31, 2005         9.98       0.84          83,315       0.16         2.12            0.16            12
  Year Ended October 31, 2004++       9.98       1.09         129,259       0.20         1.04            0.26           101
  Year Ended October 31, 2003         9.98       0.92         146,513       0.20         1.10            0.26           244
  Period Ended October 31,
  2002(f)                            10.00         --(g)       12,298         --(g)        --(g)           --(g)         --(g)
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
I Shares
  Year Ended March 31, 2006           9.88       2.04         369,991       0.61         3.41            0.63            81
  Period Ended March 31, 2005+       10.09       2.26         407,543       0.66         3.60            0.71            41
  Year Ended May 31, 2004            10.18      (1.10)        435,446       0.70         2.32            0.75           146
  Year Ended May 31, 2003            10.59       6.99         320,718       0.70         2.79            0.75           117
  Year Ended May 31, 2002            10.31       7.53         164,624       0.70         3.72            0.75           410
  Year Ended May 31, 2001            10.01      10.02         107,674       0.70         5.62            0.76           532

      See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.


                                                              Net
                                                           Realized
                                                              and                    Dividends    Distributions
                                 Net Asset                Unrealized                    from          from            Total
                                  Value,        Net          Gains                      Net         Realized        Dividends
                                 Beginning   Investment   (Losses) on   Total From   Investment      Capital           and
                                 of Period     Income     Investments   Operations     Income         Gains       Distributions
                                 ---------   ----------   -----------   ----------   ----------   -------------   -------------
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
A Shares
  Year Ended March 31, 2006        $10.07       $ 0.30       $(0.11)       $ 0.19       $(0.39)       $   --          $(0.39)
  Period Ended March 31, 2005+      10.16         0.29        (0.08)         0.21        (0.30)           --           (0.30)
  Year Ended May 31, 2004           10.57         0.21(a)     (0.35)(a)     (0.14)       (0.27)           --           (0.27)
  Year Ended May 31, 2003           10.29         0.24(a)      0.44(a)       0.68        (0.39)        (0.01)          (0.40)
  Year Ended May 31, 2002           10.00         0.40         0.31          0.71        (0.40)        (0.02)          (0.42)
  Year Ended May 31, 2001            9.60         0.53         0.40          0.93        (0.53)           --           (0.53)
C Shares
  Year Ended March 31, 2006         10.10         0.23        (0.12)         0.11        (0.32)           --           (0.32)
  Period Ended March 31, 2005+      10.18         0.25        (0.07)         0.18        (0.26)           --           (0.26)
  Year Ended May 31, 2004           10.59         0.17(a)     (0.35)(a)     (0.18)       (0.23)           --           (0.23)
  Year Ended May 31, 2003           10.31         0.21(a)      0.43(a)       0.64        (0.35)        (0.01)          (0.36)
  Year Ended May 31, 2002           10.02         0.37         0.31          0.68        (0.37)        (0.02)          (0.39)
  Year Ended May 31, 2001            9.62         0.50         0.40          0.90        (0.50)           --           (0.50)
MARYLAND MUNICIPAL BOND FUND
I Shares
  Year Ended March 31, 2006         10.27         0.38        (0.04)         0.34        (0.38)        (0.09)          (0.47)
  Period Ended March 31, 2005+      10.27         0.30         0.10          0.40        (0.31)        (0.09)          (0.40)
  Year Ended May 31, 2004           10.94         0.36(a)     (0.47)(a)     (0.11)       (0.36)        (0.20)          (0.56)
  Year Ended May 31, 2003           10.32         0.37         0.63          1.00        (0.37)        (0.01)          (0.38)
  Year Ended May 31, 2002           10.12         0.38         0.20          0.58        (0.38)           --           (0.38)
  Year Ended May 31, 2001            9.46         0.42         0.66          1.08        (0.42)           --           (0.42)
A Shares
  Year Ended March 31, 2006(h)      10.32         0.30        (0.07)         0.23        (0.31)        (0.09)          (0.40)
C Shares
  Year Ended March 31, 2006         10.29         0.28        (0.04)         0.24        (0.28)        (0.09)          (0.37)
  Period Ended March 31, 2005+      10.29         0.21         0.10          0.31        (0.22)        (0.09)          (0.31)
  Year Ended May 31, 2004           10.96         0.26(a)     (0.47)(a)     (0.21)       (0.26)        (0.20)          (0.46)
  Year Ended May 31, 2003           10.34         0.27         0.63          0.90        (0.27)        (0.01)          (0.28)
  Year Ended May 31, 2002           10.14         0.29         0.20          0.49        (0.29)           --           (0.29)
  Year Ended May 31, 2001            9.48         0.33         0.66          0.99        (0.33)           --           (0.33)
NORTH CAROLINA TAX-EXEMPT BOND FUND
I Shares
  Year Ended March 31, 2006          9.87         0.31         0.03          0.34        (0.31)           --           (0.31)
  Period Ended March 31, 2005+       9.76         0.25         0.14          0.39        (0.25)        (0.03)          (0.28)
  Period Ended May 31, 2004(i)      10.00         0.09        (0.24)        (0.15)       (0.09)           --           (0.09)
A Shares
  Year Ended March 31, 2006          9.87         0.37         0.01          0.38        (0.37)           --           (0.37)
  Period Ended March 31, 2005+(j)    9.97         0.01        (0.10)        (0.09)       (0.01)           --           (0.01)
C Shares
  Year Ended March 31, 2006          9.87         0.30         0.02          0.32        (0.30)           --           (0.30)
  Period Ended March 31, 2005+(j)    9.97         0.01        (0.10)        (0.09)       (0.01)           --           (0.01)

                                                                                                     Ratio of
                                                                                                    Expenses to
                                                                         Ratio of     Ratio of        Average
                                                                            Net         Net         Net Assets
                                     Net                                 Expenses    Investment     (Excluding
                                    Asset                                   to       Income to       Waivers,
                                   Value,                 Net Assets,     Average     Average     Reimbursements    Portfolio
                                   End of       Total        End of         Net         Net         and Expense     Turnover
                                   Period     Return(2)   Period (000)   Assets(3)   Assets(3)      Offset)(3)        Rate
                                  ---------   ---------   ------------   ---------   ----------   ---------------   ---------
LIMITED-TERM FEDERAL MORTGAGE SECURITIES FUND
A Shares
  Year Ended March 31, 2006         $ 9.87        1.93%      $  4,398       0.83%        3.21%           0.85%           81%
  Period Ended March 31, 2005+       10.07        2.07          5,854       0.90         3.47            1.00            41
  Year Ended May 31, 2004            10.16       (1.36)         9,495       0.96         2.06            1.17           146
  Year Ended May 31, 2003            10.57        6.72         13,668       0.96         2.33            1.20           117
  Year Ended May 31, 2002            10.29        7.16          1,578       0.96         3.50            2.06           410
  Year Ended May 31, 2001            10.00        9.84            849       0.95         5.39            2.28           532
C Shares
  Year Ended March 31, 2006           9.89        1.14         20,112       1.50         2.54            1.65            81
  Period Ended March 31, 2005+       10.10        1.81         34,924       1.31         3.04            1.74            41
  Year Ended May 31, 2004            10.18       (1.71)        70,000       1.31         1.68            1.82           146
  Year Ended May 31, 2003            10.59        6.33        166,211       1.31         1.97            1.80           117
  Year Ended May 31, 2002            10.31        6.83         15,930       1.31         2.88            1.98           410
  Year Ended May 31, 2001            10.02        9.50          3,452       1.30         4.99            2.60           532
MARYLAND MUNICIPAL BOND FUND
I Shares
  Year Ended March 31, 2006          10.14        3.34         32,699       0.66         3.68            0.68            55
  Period Ended March 31, 2005+       10.27        3.87         31,046       0.64         3.49            0.72            30
  Year Ended May 31, 2004            10.27       (1.06)        29,735       0.72         3.39            0.80            15
  Year Ended May 31, 2003            10.94        9.85         30,501       0.70         3.47            0.78            31
  Year Ended May 31, 2002            10.32        5.80         33,668       0.71         3.69            0.78            45
  Year Ended May 31, 2001            10.12       11.59         26,526       0.72         4.16            0.82            42
A Shares
  Year Ended March 31, 2006(h)       10.15        2.25            502       0.77         3.54            0.78            55
C Shares
  Year Ended March 31, 2006          10.16        2.30          9,333       1.67         2.69            1.70            55
  Period Ended March 31, 2005+       10.29        3.03         13,197       1.63         2.50            1.74            30
  Year Ended May 31, 2004            10.29       (1.97)        18,897       1.64         2.46            1.82            15
  Year Ended May 31, 2003            10.96        8.81         29,556       1.64         2.52            1.81            31
  Year Ended May 31, 2002            10.34        4.84         23,215       1.64         2.75            1.83            45
  Year Ended May 31, 2001            10.14       10.59         12,090       1.63         3.24            1.97            42
NORTH CAROLINA TAX-EXEMPT BOND FUND
I Shares
  Year Ended March 31, 2006           9.90        3.51         41,276       0.68         3.14            0.70            85
  Period Ended March 31, 2005+        9.87        3.97         40,798       0.75         2.78            0.82            32
  Period Ended May 31, 2004(i)        9.76       (1.52)        32,757       0.75         2.45            2.30            20
A Shares
  Year Ended March 31, 2006           9.88        3.85            110       0.66         2.47            0.67            85
  Period Ended March 31, 2005+(j)     9.87       (0.89)            --         --         3.84              --            32
C Shares
  Year Ended March 31, 2006           9.89        3.23              2       1.58         2.18            1.58            85
  Period Ended March 31, 2005+(j)     9.87       (0.90)            --         --         3.70              --            32

See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.


                                                              Net
                                                           Realized
                                                              and                    Dividends    Distributions
                                 Net Asset                Unrealized                    from          from            Total
                                  Value,        Net          Gains                      Net         Realized        Dividends
                                 Beginning   Investment   (Losses) on   Total From   Investment      Capital           and
                                 of Period     Income     Investments   Operations     Income         Gains       Distributions
                                 ---------   ----------   -----------   ----------   ----------   -------------   -------------
SEIX FLOATING RATE HIGH INCOME FUND
I Shares
  Period Ended March 31, 2006      $10.00       $ 0.04       $(0.04)       $   --       $(0.04)       $   --          $(0.04)
SEIX HIGH YIELD FUND
I Shares
  Year Ended March 31, 2006         10.94         0.68        (0.10)         0.58        (0.68)        (0.15)          (0.83)
  Period Ended March 31, 2005       11.42         0.29        (0.35)        (0.06)       (0.29)        (0.13)          (0.42)
  Year Ended October 31, 2004++     11.09         0.72         0.35          1.07        (0.72)        (0.02)          (0.74)
  Year Ended October 31, 2003       10.17         0.68         0.92          1.60        (0.68)           --           (0.68)
  Year Ended October 31, 2002       10.40         0.63        (0.20)         0.43        (0.63)        (0.03)          (0.66)
  Period Ended October 31,
  2001(k)                           10.00         0.64         0.36          1.00        (0.60)           --           (0.60)
A Shares
  Year Ended March 31, 2006         10.70         0.65        (0.10)         0.55        (0.65)        (0.15)          (0.80)
  Period Ended March 31, 2005       11.18         0.28        (0.35)        (0.07)       (0.28)        (0.13)          (0.41)
  Year Ended October 31, 2004++     10.75         0.56         0.45          1.01        (0.56)        (0.02)          (0.58)
  Year Ended October 31, 2003        9.78         0.68         0.82          1.50        (0.53)           --           (0.53)
  Period Ended October 31,
  2002(l)                           10.00         0.54        (0.22)         0.32        (0.51)        (0.03)          (0.54)
C Shares
  Year Ended March 31, 2006         10.93         0.58        (0.10)         0.48        (0.58)        (0.15)          (0.73)
  Period Ended March 31, 2005       11.42         0.26        (0.36)        (0.10)       (0.26)        (0.13)          (0.39)
  Period Ended October 31,
  2004++(c)                         11.32         0.04         0.10          0.14        (0.04)           --           (0.04)
SHORT-TERM BOND FUND
I Shares
  Year Ended March 31, 2006          9.73         0.32        (0.01)         0.31        (0.33)           --           (0.33)
  Period Ended March 31, 2005+       9.84         0.20        (0.11)         0.09        (0.20)           --           (0.20)
  Year Ended May 31, 2004           10.04         0.24(a)     (0.19)(a)      0.05        (0.25)           --           (0.25)
  Year Ended May 31, 2003           10.01         0.33         0.03          0.36        (0.33)           --           (0.33)
  Year Ended May 31, 2002           10.04         0.46        (0.03)         0.43        (0.46)           --           (0.46)
  Year Ended May 31, 2001            9.65         0.56         0.39          0.95        (0.56)           --           (0.56)
A Shares
  Year Ended March 31, 2006          9.75         0.30        (0.01)         0.29        (0.31)           --           (0.31)
  Period Ended March 31, 2005+       9.87         0.19        (0.12)         0.07        (0.19)           --           (0.19)
  Year Ended May 31, 2004           10.07         0.22(a)     (0.20)(a)      0.02        (0.22)           --           (0.22)
  Year Ended May 31, 2003           10.04         0.31         0.03          0.34        (0.31)           --           (0.31)
  Year Ended May 31, 2002           10.06         0.44        (0.02)         0.42        (0.44)           --           (0.44)
  Year Ended May 31, 2001            9.67         0.54         0.39          0.93        (0.54)           --           (0.54)
C Shares
  Year Ended March 31, 2006          9.75         0.24        (0.01)         0.23        (0.25)           --           (0.25)
  Period Ended March 31, 2005+       9.86         0.16        (0.11)         0.05        (0.16)           --           (0.16)
  Year Ended May 31, 2004           10.06         0.19(a)     (0.20)(a)     (0.01)       (0.19)           --           (0.19)
  Year Ended May 31, 2003           10.03         0.28         0.03          0.31        (0.28)           --           (0.28)
  Year Ended May 31, 2002           10.06         0.40        (0.03)         0.37        (0.40)           --           (0.40)
  Year Ended May 31, 2001            9.67         0.52         0.39          0.91        (0.52)           --           (0.52)

                                                                                                     Ratio of
                                                                                                    Expenses to
                                                                         Ratio of     Ratio of        Average
                                                                            Net         Net         Net Assets
                                     Net                                 Expenses    Investment     (Excluding
                                    Asset                                   to       Income to       Waivers,
                                   Value,                 Net Assets,     Average     Average     Reimbursements    Portfolio
                                   End of       Total        End of         Net         Net         and Expense     Turnover
                                   Period     Return(2)   Period (000)   Assets(3)   Assets(3)      Offset)(3)       Rate(+)
                                  ---------   ---------   ------------   ---------   ----------   ---------------   ---------
SEIX FLOATING RATE HIGH INCOME FUND
I Shares
  Period Ended March 31, 2006       $ 9.96        0.02%      $106,405       0.56%        5.24%           0.80%            9%
SEIX HIGH YIELD FUND
I Shares
  Year Ended March 31, 2006          10.69        5.37      1,217,679       0.49         6.20            0.50            95
  Period Ended March 31, 2005        10.94       (0.53)     1,391,879       0.51         6.22            0.57            42
  Year Ended October 31, 2004++      11.42        9.97      1,689,327       0.55         6.48            0.64            73
  Year Ended October 31, 2003        11.09       16.10      1,057,993       0.55         6.67            0.67           108
  Year Ended October 31, 2002        10.17        4.21         82,017       0.55         6.80            1.07            97
  Period Ended October 31,
  2001(k)                            10.40       10.14          4,641       0.55         7.33            3.98           466
A Shares
  Year Ended March 31, 2006          10.45        5.22         36,291       0.73         5.94            0.73            95
  Period Ended March 31, 2005        10.70       (0.64)         9,706       0.78         6.12            0.85            42
  Year Ended October 31, 2004++      11.18        9.73         15,975       0.80         6.22            0.88            73
  Year Ended October 31, 2003        10.75       15.72         14,992       0.90         6.45            0.93           108
  Period Ended October 31,
  2002(l)                             9.78        3.29          9,877       0.89         6.53            1.20            97
C Shares
  Year Ended March 31, 2006          10.68        4.45          5,814       1.39         5.25            1.48            95
  Period Ended March 31, 2005        10.93       (0.89)         3,260       1.14         5.46            1.54            42
  Period Ended October 31,
  2004++(c)                          11.42        1.20              1       1.18         6.29            1.41            73
SHORT-TERM BOND FUND
I Shares
  Year Ended March 31, 2006           9.71        3.24        281,282       0.55         3.32            0.57            94
  Period Ended March 31, 2005+        9.73        0.96        288,502       0.66         2.48            0.71            64
  Year Ended May 31, 2004             9.84        0.45        282,188       0.70         2.42            0.75            66
  Year Ended May 31, 2003            10.04        3.70        302,708       0.70         3.34            0.75            89
  Year Ended May 31, 2002            10.01        4.29        305,884       0.70         4.48            0.75           142
  Year Ended May 31, 2001            10.04       10.13        215,458       0.70         5.71            0.76            87
A Shares
  Year Ended March 31, 2006           9.73        3.01          5,062       0.77         3.09            0.79            94
  Period Ended March 31, 2005+        9.75        0.67          5,783       0.89         2.26            1.00            64
  Year Ended May 31, 2004             9.87        0.24          5,880       0.91         2.21            1.21            66
  Year Ended May 31, 2003            10.07        3.47          5,685       0.91         3.09            1.28            89
  Year Ended May 31, 2002            10.04        4.19          5,767       0.91         4.28            1.26           142
  Year Ended May 31, 2001            10.06        9.90          4,176       0.90         5.47            1.71            87
C Shares
  Year Ended March 31, 2006           9.73        2.34          9,559       1.42         2.44            1.59            94
  Period Ended March 31, 2005+        9.75        0.46         15,114       1.26         1.88            1.74            64
  Year Ended May 31, 2004             9.86       (0.11)        23,528       1.26         1.87            1.87            66
  Year Ended May 31, 2003            10.06        3.11         32,608       1.26         2.74            1.85            89
  Year Ended May 31, 2002            10.03        3.75         26,392       1.26         3.89            1.87           142
  Year Ended May 31, 2001            10.06        9.60         10,682       1.25         5.09            2.17            87

      See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.


                                                                 Net
                                                              Realized
                                                                 and
                                                             Unrealized                 Dividends    Distributions
                                  Net Asset                     Gains                      from          from            Total
                                    Value,         Net       (Losses) on                   Net         Realized        Dividends
                                  Beginning     Investment   Investments   Total From   Investment      Capital           and
                                 of Period(1)     Income     and Options   Operations     Income         Gains       Distributions
                                 ------------   ----------   -----------   ----------   ----------   -------------   -------------
SHORT-TERM U.S. TREASURY SECURITIES FUND
I Shares
  Year Ended March 31, 2006          $ 9.91        $ 0.28       $(0.11)       $ 0.17       $(0.28)       $   --          $(0.28)
  Period Ended March 31, 2005+        10.11          0.14        (0.11)         0.03        (0.14)        (0.09)          (0.23)
  Year Ended May 31, 2004             10.36          0.14(a)     (0.13)(a)      0.01        (0.14)        (0.12)          (0.26)
  Year Ended May 31, 2003             10.20          0.22         0.22          0.44        (0.22)        (0.06)          (0.28)
  Year Ended May 31, 2002             10.13          0.37         0.10          0.47        (0.37)        (0.03)          (0.40)
  Year Ended May 31, 2001              9.85          0.49         0.28          0.77        (0.49)           --           (0.49)
A Shares
  Year Ended March 31, 2006            9.90          0.26        (0.11)         0.15        (0.26)           --           (0.26)
  Period Ended March 31, 2005+        10.10          0.13        (0.11)         0.02        (0.13)        (0.09)          (0.22)
  Year Ended May 31, 2004             10.35          0.12(a)     (0.13)(a)     (0.01)       (0.12)        (0.12)          (0.24)
  Year Ended May 31, 2003             10.19          0.20         0.22          0.42        (0.20)        (0.06)          (0.26)
  Year Ended May 31, 2002             10.13          0.35         0.09          0.44        (0.35)        (0.03)          (0.38)
  Year Ended May 31, 2001              9.85          0.48         0.28          0.76        (0.48)           --           (0.48)
C Shares
  Year Ended March 31, 2006            9.89          0.20        (0.11)         0.09        (0.20)           --           (0.20)
  Period Ended March 31, 2005+        10.09          0.10        (0.11)        (0.01)       (0.10)        (0.09)          (0.19)
  Year Ended May 31, 2004             10.34          0.10(a)     (0.13)(a)     (0.03)       (0.10)        (0.12)          (0.22)
  Year Ended May 31, 2003             10.18          0.17         0.22          0.39        (0.17)        (0.06)          (0.23)
  Year Ended May 31, 2002             10.11          0.33         0.10          0.43        (0.33)        (0.03)          (0.36)
  Year Ended May 31, 2001              9.83          0.46         0.28          0.74        (0.46)           --           (0.46)
STRATEGIC INCOME FUND
I Shares
  Year Ended March 31, 2006           10.24          0.43(a)     (0.41)(a)      0.02        (0.44)        (0.18)          (0.62)
  Period Ended March 31, 2005+         9.81          0.39(a)      0.49(a)       0.88        (0.39)        (0.06)          (0.45)
  Year Ended May 31, 2004              9.99          0.55(a)     (0.14)(a)      0.41        (0.53)        (0.06)          (0.59)
  Year Ended May 31, 2003              9.80          0.61         0.20          0.81        (0.62)           --           (0.62)
  Period Ended May 31, 2002(m)        10.00          0.27        (0.20)         0.07        (0.27)           --           (0.27)
A Shares
  Year Ended March 31, 2006           10.27          0.41(a)     (0.41)(a)        --        (0.41)        (0.18)          (0.59)
  Period Ended March 31, 2005+         9.82          0.39(a)      0.49(a)       0.88        (0.37)        (0.06)          (0.43)
  Period Ended May 31, 2004(n)         9.93          0.33(a)     (0.07)(a)      0.26        (0.31)        (0.06)          (0.37)
C Shares
  Year Ended March 31, 2006           10.24          0.35(a)     (0.41)(a)     (0.06)       (0.35)        (0.18)          (0.53)
  Period Ended March 31, 2005+         9.81          0.37(a)      0.46(a)       0.83        (0.34)        (0.06)          (0.40)
  Year Ended May 31, 2004              9.99          0.50(a)     (0.14)(a)      0.36        (0.48)        (0.06)          (0.54)
  Year Ended May 31, 2003              9.80          0.57         0.19          0.76        (0.57)           --           (0.57)
  Period Ended May 31, 2002(m)        10.00          0.25        (0.20)         0.05        (0.25)           --           (0.25)

                                                                                                     Ratio of
                                                                                                    Expenses to
                                                                         Ratio of     Ratio of        Average
                                                                            Net         Net         Net Assets
                                     Net                                 Expenses    Investment     (Excluding
                                    Asset                                   to       Income to       Waivers,
                                   Value,                 Net Assets,     Average     Average     Reimbursements    Portfolio
                                   End of       Total        End of         Net         Net         and Expense     Turnover
                                   Period     Return(2)   Period (000)   Assets(3)   Assets(3)      Offset)(3)        Rate
                                  ---------   ---------   ------------   ---------   ----------   ---------------   ---------
SHORT-TERM U.S. TREASURY SECURITIES FUND
I Shares
  Year Ended March 31, 2006         $ 9.80        1.70%      $ 54,991       0.58%        2.79%           0.63%          151%
  Period Ended March 31, 2005+        9.91        0.35         69,935       0.65         1.68            0.71            82
  Year Ended May 31, 2004            10.11        0.11         92,371       0.70         1.36            0.76           131
  Year Ended May 31, 2003            10.36        4.31        121,617       0.69         2.07            0.75           140
  Year Ended May 31, 2002            10.20        4.69        107,169       0.70         3.57            0.76           117
  Year Ended May 31, 2001            10.13        8.02         88,398       0.71         4.95            0.78            87
A Shares
  Year Ended March 31, 2006           9.79        1.52          4,336       0.76         2.60            0.82           151
  Period Ended March 31, 2005+        9.90        0.21          6,349       0.84         1.47            0.95            82
  Year Ended May 31, 2004            10.10       (0.06)        12,823       0.86         1.20            1.06           131
  Year Ended May 31, 2003            10.35        4.13         15,558       0.86         1.76            1.07           140
  Year Ended May 31, 2002            10.19        4.44          4,735       0.86         3.36            1.41           117
  Year Ended May 31, 2001            10.13        7.87          2,179       0.85         4.81            1.56            87
C Shares
  Year Ended March 31, 2006           9.78        0.88         19,958       1.39         1.99            1.65           151
  Period Ended March 31, 2005+        9.89       (0.03)        33,796       1.12         1.22            1.74            82
  Year Ended May 31, 2004            10.09       (0.30)        62,232       1.11         0.97            1.82           131
  Year Ended May 31, 2003            10.34        3.88        127,757       1.11         1.59            1.79           140
  Year Ended May 31, 2002            10.18        4.29         70,720       1.11         3.09            1.81           117
  Year Ended May 31, 2001            10.11        7.67         27,861       1.10         4.45            1.96            87
STRATEGIC INCOME FUND
I Shares
  Year Ended March 31, 2006           9.64        0.19        243,102       0.76         4.35            0.79           317
  Period Ended March 31, 2005+       10.24        9.10        196,921       0.86         4.55            0.96           305
  Year Ended May 31, 2004             9.81        4.15         98,570       0.90         5.53            1.00            95
  Year Ended May 31, 2003             9.99        8.73         61,906       0.91         6.39            1.01            52
  Period Ended May 31, 2002(m)        9.80        0.74         43,717       0.94         6.07            1.04            43
A Shares
  Year Ended March 31, 2006           9.68       (0.01)         1,741       1.10         4.08            1.16           317
  Period Ended March 31, 2005+       10.27        9.04          3,795       1.15         4.59            1.37           305
  Period Ended May 31, 2004(n)        9.82        2.59          4,181       1.15         5.15            1.60            95
C Shares
  Year Ended March 31, 2006           9.65       (0.57)        46,703       1.63         3.53            1.83           317
  Period Ended March 31, 2005+       10.24        8.60         79,792       1.42         4.34            1.98           305
  Year Ended May 31, 2004             9.81        3.59        117,216       1.43         4.98            2.03            95
  Year Ended May 31, 2003             9.99        8.16        129,965       1.43         5.67            2.04            52
  Period Ended May 31, 2002(m)        9.80        0.55         39,490       1.53         5.49            2.07            43

      See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.


                                                                 Net
                                                              Realized
                                                                 and                    Dividends    Distributions
                                  Net Asset                  Unrealized                    from          from            Total
                                    Value,         Net          Gains                      Net         Realized        Dividends
                                  Beginning     Investment   (Losses) on   Total From   Investment      Capital           and
                                  of Period       Income     Investments   Operations     Income         Gains       Distributions
                                 ------------   ----------   -----------   ----------   ----------   -------------   -------------
TOTAL RETURN BOND FUND
I Shares
  Year Ended March 31, 2006          $ 9.97        $ 0.38       $(0.25)       $ 0.13       $(0.40)       $   --          $(0.40)
  Period Ended March 31, 2005+         9.81          0.31         0.16          0.47        (0.31)           --           (0.31)
  Period Ended May 31, 2004(o)        10.00          0.19(a)     (0.18)(a)      0.01        (0.20)           --           (0.20)
U.S. GOVERNMENT SECURITIES FUND
I Shares
  Year Ended March 31, 2006           10.42          0.37        (0.20)         0.17        (0.40)           --           (0.40)
  Period Ended March 31, 2005+        10.35          0.29         0.09          0.38        (0.31)           --           (0.31)
  Year Ended May 31, 2004             10.93          0.31(a)     (0.50)(a)     (0.19)       (0.35)        (0.04)          (0.39)
  Year Ended May 31, 2003             10.47          0.44         0.51          0.95        (0.46)        (0.03)          (0.49)
  Year Ended May 31, 2002             10.38          0.54         0.26          0.80        (0.54)        (0.17)          (0.71)
  Year Ended May 31, 2001              9.86          0.58         0.52          1.10        (0.58)           --           (0.58)
A Shares
  Year Ended March 31, 2006           10.41          0.32        (0.17)         0.15        (0.37)           --           (0.37)
  Period Ended March 31, 2005+        10.35          0.26         0.08          0.34        (0.28)           --           (0.28)
  Year Ended May 31, 2004             10.93          0.27(a)     (0.50)(a)     (0.23)       (0.31)        (0.04)          (0.35)
  Year Ended May 31, 2003             10.47          0.40         0.51          0.91        (0.42)        (0.03)          (0.45)
  Year Ended May 31, 2002             10.38          0.50         0.26          0.76        (0.50)        (0.17)          (0.67)
  Year Ended May 31, 2001              9.86          0.54         0.52          1.06        (0.54)           --           (0.54)
C Shares
  Year Ended March 31, 2006           10.41          0.27        (0.19)         0.08        (0.30)           --           (0.30)
  Period Ended March 31, 2005+        10.35          0.21         0.08          0.29        (0.23)           --           (0.23)
  Year Ended May 31, 2004             10.93          0.22(a)     (0.50)(a)     (0.28)       (0.26)        (0.04)          (0.30)
  Year Ended May 31, 2003             10.48          0.34         0.50          0.84        (0.36)        (0.03)          (0.39)
  Year Ended May 31, 2002             10.38          0.45         0.27          0.72        (0.45)        (0.17)          (0.62)
  Year Ended May 31, 2001              9.86          0.49         0.52          1.01        (0.49)           --           (0.49)
U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND(1)
I Shares
  Year Ended March 31, 2006            9.90          0.36        (0.06)         0.30        (0.35)           --           (0.35)
  Period Ended March 31, 2005+         9.95          0.20        (0.05)         0.15        (0.20)           --           (0.20)
  Year Ended May 31, 2004             10.00          0.15(a)     (0.05)(a)      0.10        (0.15)           --           (0.15)
  Year Ended May 31, 2003              9.95          0.20         0.06          0.26        (0.20)        (0.01)          (0.21)
  Period Ended May 31, 2002(p)         9.95          0.05           --          0.05        (0.05)           --           (0.05)
ULTRA-SHORT BOND FUND(1)
I Shares
  Year Ended March 31, 2006           10.00          0.36        (0.04)         0.32        (0.36)           --           (0.36)
  Period Ended March 31, 2005+        10.05          0.15        (0.05)         0.10        (0.15)           --           (0.15)
  Year Ended May 31, 2004             10.10          0.15(a)     (0.05)(a)      0.10        (0.15)           --           (0.15)
  Year Ended May 31, 2003             10.00          0.20         0.10          0.30        (0.20)           --*          (0.20)
  Period Ended May 31, 2002(q)        10.00          0.05           --          0.05        (0.05)           --           (0.05)

                                                                                                     Ratio of
                                                                                                    Expenses to
                                                                         Ratio of     Ratio of        Average
                                                                            Net         Net         Net Assets
                                     Net                                 Expenses    Investment     (Excluding
                                    Asset                                   to       Income to       Waivers,
                                   Value,                 Net Assets,     Average     Average     Reimbursements    Portfolio
                                   End of       Total        End of         Net         Net         and Expense     Turnover
                                   Period     Return(2)   Period (000)   Assets(3)   Assets(3)      Offset)(3)        Rate
                                  ---------   ---------   ------------   ---------   ----------   ---------------   ---------
TOTAL RETURN BOND FUND
I Shares
  Year Ended March 31, 2006         $ 9.70        1.31%      $ 61,966       0.52%        3.88%           0.55%          231%
  Period Ended March 31, 2005+        9.97        4.86         57,761       0.58         3.42            0.74           308
  Period Ended May 31, 2004(o)        9.81        0.03         15,553       0.56         3.05            0.90           121
U.S. GOVERNMENT SECURITIES FUND
I Shares
  Year Ended March 31, 2006          10.19        1.66        316,475       0.65         3.63            0.65           118
  Period Ended March 31, 2005+       10.42        3.74        319,058       0.77         3.41            0.80            64
  Year Ended May 31, 2004            10.35       (1.77)       298,997       0.81         2.95            0.84           240
  Year Ended May 31, 2003            10.93        9.25        258,585       0.81         4.00            0.84           150
  Year Ended May 31, 2002            10.47        7.90        168,609       0.82         5.09            0.85           262
  Year Ended May 31, 2001            10.38       11.41        148,666       0.81         5.66            0.85           207
A Shares
  Year Ended March 31, 2006          10.19        1.43          3,032       0.99         3.31            0.99           118
  Period Ended March 31, 2005+       10.41        3.32          3,080       1.17         3.17            1.28            64
  Year Ended May 31, 2004            10.35       (2.17)         8,484       1.22         2.54            1.52           240
  Year Ended May 31, 2003            10.93        8.79          9,333       1.22         3.59            1.45           150
  Year Ended May 31, 2002            10.47        7.47          8,483       1.22         4.70            1.40           262
  Year Ended May 31, 2001            10.38       10.95          6,617       1.21         5.21            1.83           207
C Shares
  Year Ended March 31, 2006          10.19        0.76          7,909       1.66         2.60            1.68           118
  Period Ended March 31, 2005+       10.41        2.83         12,229       1.74         2.50            1.85            64
  Year Ended May 31, 2004            10.35       (2.67)        18,993       1.73         2.04            1.97           240
  Year Ended May 31, 2003            10.93        8.14         39,423       1.73         3.10            1.93           150
  Year Ended May 31, 2002            10.48        7.06         31,922       1.73         4.17            1.93           262
  Year Ended May 31, 2001            10.38       10.45         21,617       1.72         4.71            2.04           207
U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND(1)
I Shares
  Year Ended March 31, 2006           9.85        3.12         42,616       0.29         3.41            0.47           126
  Period Ended March 31, 2005+        9.90        1.36         49,623       0.18         2.02            0.71            42
  Year Ended May 31, 2004             9.95        1.01         77,360       0.24         1.25            0.77           109
  Year Ended May 31, 2003            10.00        2.80         95,277       0.23         1.76            0.76            87
  Period Ended May 31, 2002(p)        9.95        0.32         28,138       0.30         2.42            0.83            34
ULTRA-SHORT BOND FUND(1)
I Shares
  Year Ended March 31, 2006           9.96        3.23        245,257       0.30         3.61            0.37           114
  Period Ended March 31, 2005+       10.00        1.22         74,259       0.31         1.89            0.81            44
  Year Ended May 31, 2004            10.05        1.01        112,453       0.31         1.50            0.86            83
  Year Ended May 31, 2003            10.10        3.16        146,590       0.31         1.84            0.86            56
  Period Ended May 31, 2002(q)       10.00        0.30         33,730       0.36         2.44            0.91            30

      See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.


                                                              Net
                                                           Realized
                                                              and                    Dividends    Distributions
                                 Net Asset                Unrealized                    from          from            Total
                                  Value,        Net          Gains                      Net         Realized        Dividends
                                 Beginning   Investment   (Losses) on   Total From   Investment      Capital           and
                                 of Period     Income     Investments   Operations     Income         Gains       Distributions
                                 ---------   ----------   -----------   ----------   ----------   -------------   -------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
I Shares
  Year Ended March 31, 2006        $10.11       $ 0.34       $(0.03)       $ 0.31       $(0.34)       $(0.07)         $(0.41)
  Period Ended March 31, 2005+      10.15         0.28         0.05          0.33        (0.28)        (0.09)          (0.37)
  Year Ended May 31, 2004           10.68         0.34(a)     (0.44)(a)     (0.10)       (0.34)        (0.09)          (0.43)
  Year Ended May 31, 2003           10.29         0.36         0.49          0.85        (0.36)        (0.10)          (0.46)
  Year Ended May 31, 2002           10.14         0.40         0.15          0.55        (0.40)           --           (0.40)
  Year Ended May 31, 2001            9.58         0.42         0.56          0.98        (0.42)           --           (0.42)
A Shares
  Year Ended March 31, 2006         10.11         0.33        (0.03)         0.30        (0.33)        (0.07)          (0.40)
  Period Ended March 31, 2005+      10.15         0.27         0.05          0.32        (0.27)        (0.09)          (0.36)
  Year Ended May 31, 2004           10.68         0.33(a)     (0.44)(a)     (0.11)       (0.33)        (0.09)          (0.42)
  Year Ended May 31, 2003           10.29         0.36         0.49          0.85        (0.36)        (0.10)          (0.46)
  Year Ended May 31, 2002           10.14         0.39         0.16          0.55        (0.40)           --           (0.40)
  Year Ended May 31, 2001            9.59         0.42         0.55          0.97        (0.42)           --           (0.42)
C Shares
  Period Ended March 31, 2006(r)    10.27         0.14        (0.19)        (0.05)       (0.14)        (0.07)          (0.21)
VIRGINIA MUNICIPAL BOND FUND
I Shares
  Year Ended March 31, 2006         10.35         0.37        (0.03)         0.34        (0.37)        (0.10)          (0.47)
  Period Ended March 31, 2005+      10.37         0.31         0.14          0.45        (0.31)        (0.16)          (0.47)
  Year Ended May 31, 2004           11.07         0.37(a)     (0.47)(a)     (0.10)       (0.37)        (0.23)          (0.60)
  Year Ended May 31, 2003           10.48         0.39         0.62          1.01        (0.39)        (0.03)          (0.42)
  Year Ended May 31, 2002           10.29         0.41         0.19          0.60        (0.41)           --           (0.41)
  Year Ended May 31, 2001            9.64         0.45         0.65          1.10        (0.45)           --           (0.45)
A Shares
  Year Ended March 31, 2006         10.34         0.35        (0.03)         0.32        (0.36)        (0.10)          (0.46)
  Period Ended March 31, 2005+      10.37         0.30         0.13          0.43        (0.30)        (0.16)          (0.46)
  Period Ended May 31, 2004(s)      10.28         0.02(a)      0.09(a)       0.11        (0.02)           --           (0.02)
C Shares
  Year Ended March 31, 2006         10.40         0.27        (0.04)         0.23        (0.27)        (0.10)          (0.37)
  Period Ended March 31, 2005+      10.42         0.23         0.14          0.37        (0.23)        (0.16)          (0.39)
  Year Ended May 31, 2004           11.13         0.27(a)     (0.48)(a)     (0.21)       (0.27)        (0.23)          (0.50)
  Year Ended May 31, 2003           10.53         0.29         0.63          0.92        (0.29)        (0.03)          (0.32)
  Year Ended May 31, 2002           10.34         0.31         0.19          0.50        (0.31)           --           (0.31)
  Year Ended May 31, 2001            9.68         0.35         0.66          1.01        (0.35)           --           (0.35)

                                                                                                     Ratio of
                                                                                                    Expenses to
                                                                         Ratio of     Ratio of        Average
                                                                            Net         Net         Net Assets
                                     Net                                 Expenses    Investment     (Excluding
                                    Asset                                   to       Income to       Waivers,
                                   Value,                 Net Assets,     Average     Average     Reimbursements    Portfolio
                                   End of       Total        End of         Net         Net         and Expense     Turnover
                                   Period     Return(2)   Period (000)   Assets(3)   Assets(3)      Offset)(3)        Rate
                                  ---------   ---------   ------------   ---------   ----------   ---------------   ---------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
I Shares
  Year Ended March 31, 2006         $10.01        3.05%      $169,743       0.65%        3.33%           0.66%           54%
  Period Ended March 31, 2005+       10.11        3.21        176,959       0.71         3.23            0.71            46
  Year Ended May 31, 2004            10.15       (1.00)       181,558       0.75         3.23            0.75            26
  Year Ended May 31, 2003            10.68        8.43        206,432       0.75         3.45            0.75            30
  Year Ended May 31, 2002            10.29        5.52        191,406       0.75         3.86            0.75            33
  Year Ended May 31, 2001            10.14       10.39        194,849       0.73         4.23            0.75            32
A Shares
  Year Ended March 31, 2006          10.01        2.92          5,480       0.79         3.22            0.82            54
  Period Ended March 31, 2005+       10.11        3.14          7,143       0.80         3.16            0.90            46
  Year Ended May 31, 2004            10.15       (1.04)        10,566       0.79         3.19            1.04            26
  Year Ended May 31, 2003            10.68        8.38         10,484       0.79         3.40            1.07            30
  Year Ended May 31, 2002            10.29        5.47          7,257       0.79         3.82            1.11            33
  Year Ended May 31, 2001            10.14       10.23          6,197       0.76         4.20            1.11            32
C Shares
  Period Ended March 31, 2006(r)     10.01       (0.52)             9       1.62         2.35            1.62            54
VIRGINIA MUNICIPAL BOND FUND
I Shares
  Year Ended March 31, 2006          10.22        3.36         51,548       0.68         3.56            0.70            69
  Period Ended March 31, 2005+       10.35        4.41         48,027       0.72         3.59            0.72            39
  Year Ended May 31, 2004            10.37       (0.90)        43,491       0.77         3.47            0.77            33
  Year Ended May 31, 2003            11.07        9.86         48,102       0.77         3.67            0.77            18
  Year Ended May 31, 2002            10.48        5.90         56,586       0.77         3.90            0.77            38
  Year Ended May 31, 2001            10.29       11.51         56,573       0.77         4.40            0.78            60
A Shares
  Year Ended March 31, 2006          10.20        3.11             63       0.86         3.55            0.89            69
  Period Ended March 31, 2005+       10.34        4.19            179       0.88         3.50            2.84            39
  Period Ended May 31, 2004(s)       10.37        1.07            129       0.93         3.95           71.10(4)         33
C Shares
  Year Ended March 31, 2006          10.26        2.23          4,489       1.69         2.56            1.72            69
  Period Ended March 31, 2005+       10.40        3.54          6,534       1.70         2.59            1.75            39
  Year Ended May 31, 2004            10.42       (1.90)         9,723       1.70         2.54            1.86            33
  Year Ended May 31, 2003            11.13        8.89         16,956       1.70         2.71            1.85            18
  Year Ended May 31, 2002            10.53        4.93         13,428       1.70         2.97            1.88            38
  Year Ended May 31, 2001            10.34       10.58          7,983       1.69         3.47            2.00            60

      See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

                                                              Net
                                                           Realized                  Dividends    Distributions
                                 Net Asset                    and                       from          from            Total
                                  Value,        Net       Unrealized                    Net         Realized        Dividends
                                 Beginning   Investment    Gains on     Total From   Investment      Capital           and
                                 of Period     Income     Investments   Operations     Income         Gains       Distributions
                                 ---------   ----------   -----------   ----------   ----------   -------------   -------------
PRIME QUALITY MONEY MARKET FUND
I Shares
  Year Ended March 31, 2006         $1.00       $0.03         $  --        $0.03        $(0.03)        $  --          $(0.03)
  Period Ended March 31, 2005        1.00        0.01            --         0.01         (0.01)           --           (0.01)
  Year Ended May 31, 2004            1.00        0.01            --         0.01         (0.01)           --*          (0.01)
  Year Ended May 31, 2003            1.00        0.01            --         0.01         (0.01)           --*          (0.01)
  Year Ended May 31, 2002            1.00        0.02            --         0.02         (0.02)           --           (0.02)
  Year Ended May 31, 2001            1.00        0.06            --         0.06         (0.06)           --           (0.06)
A Shares
  Year Ended March 31, 2006          1.00        0.03            --         0.03         (0.03)           --           (0.03)
  Period Ended March 31, 2005        1.00        0.01            --         0.01         (0.01)           --           (0.01)
  Year Ended May 31, 2004            1.00          --            --           --            --*           --*             --*
  Year Ended May 31, 2003            1.00        0.01            --         0.01         (0.01)           --*          (0.01)
  Year Ended May 31, 2002            1.00        0.02            --         0.02         (0.02)           --           (0.02)
  Year Ended May 31, 2001            1.00        0.05            --         0.05         (0.05)           --           (0.05)
C Shares
  Year Ended March 31, 2006          1.00        0.03            --         0.03         (0.03)           --           (0.03)
  Period Ended March 31, 2005        1.00        0.01            --         0.01         (0.01)           --           (0.01)
  Year Ended May 31, 2004            1.00          --            --           --            --*           --*             --*
  Year Ended May 31, 2003            1.00        0.01            --         0.01         (0.01)           --*          (0.01)
  Year Ended May 31, 2002            1.00        0.01            --         0.01         (0.01)           --           (0.01)
  Year Ended May 31, 2001            1.00        0.05            --         0.05         (0.05)           --           (0.05)
TAX-EXEMPT MONEY MARKET FUND
I Shares
  Year Ended March 31, 2006          1.00        0.02            --         0.02         (0.02)           --*          (0.02)
  Period Ended March 31, 2005        1.00        0.01            --         0.01         (0.01)           --*          (0.01)
  Year Ended May 31, 2004            1.00          --            --           --            --*           --*             --*
  Year Ended May 31, 2003            1.00        0.01            --         0.01         (0.01)           --*          (0.01)
  Year Ended May 31, 2002            1.00        0.01            --         0.01         (0.01)           --*          (0.01)
  Year Ended May 31, 2001            1.00        0.03            --         0.03         (0.03)           --           (0.03)
A Shares
  Year Ended March 31, 2006          1.00        0.02            --         0.02         (0.02)           --*          (0.02)
  Period Ended March 31, 2005        1.00        0.01            --         0.01         (0.01)           --*          (0.01)
  Year Ended May 31, 2004            1.00          --            --           --            --*           --*             --*
  Year Ended May 31, 2003            1.00        0.01            --         0.01         (0.01)           --*          (0.01)
  Year Ended May 31, 2002            1.00        0.01            --         0.01         (0.01)           --*          (0.01)
  Year Ended May 31, 2001            1.00        0.03            --         0.03         (0.03)           --           (0.03)

                                                                                                     Ratio of
                                                                                                    Expenses to
                                                                         Ratio of     Ratio of        Average
                                                                            Net         Net         Net Assets
                                     Net                                 Expenses    Investment     (Excluding
                                    Asset                                   to       Income to       Waivers,
                                   Value,                 Net Assets,     Average     Average     Reimbursements
                                   End of       Total        End of         Net         Net         and Expense
                                   Period     Return(2)   Period (000)   Assets(3)   Assets(3)      Offset)(3)
                                  ---------   ---------   ------------   ---------   ----------   ---------------
PRIME QUALITY MONEY MARKET FUND
I Shares
  Year Ended March 31, 2006          $1.00       3.25%      $2,976,881      0.58%        3.19%          0.61%
  Period Ended March 31, 2005         1.00       1.13        3,173,794      0.60         1.34           0.71
  Year Ended May 31, 2004             1.00       0.52        3,477,598      0.63         0.52           0.74
  Year Ended May 31, 2003             1.00       1.17        4,284,266      0.63         1.14           0.74
  Year Ended May 31, 2002             1.00       2.29        3,907,203      0.63         2.22           0.74
  Year Ended May 31, 2001             1.00       5.75        3,728,371      0.63         5.57           0.75
A Shares
  Year Ended March 31, 2006           1.00       3.08        4,011,561      0.74         3.16           0.76
  Period Ended March 31, 2005         1.00       0.96        2,124,606      0.80         1.17           0.91
  Year Ended May 31, 2004             1.00       0.34        1,851,615      0.81         0.34           0.95
  Year Ended May 31, 2003             1.00       0.98        1,925,521      0.81         0.96           0.94
  Year Ended May 31, 2002             1.00       2.11        1,887,033      0.81         2.09           0.94
  Year Ended May 31, 2001             1.00       5.57        1,927,309      0.80         5.36           0.95
C Shares
  Year Ended March 31, 2006           1.00       3.01            3,991      0.82         2.81           1.10
  Period Ended March 31, 2005         1.00       0.94           10,093      0.83         0.99           1.48
  Year Ended May 31, 2004             1.00       0.22           25,444      0.93         0.21           1.59
  Year Ended May 31, 2003             1.00       0.54           14,633      1.25         0.53           1.62
  Year Ended May 31, 2002             1.00       1.36           12,302      1.54         1.04           1.70
  Year Ended May 31, 2001             1.00       4.75            4,051      1.53         4.54           1.92
TAX-EXEMPT MONEY MARKET FUND
I Shares
  Year Ended March 31, 2006           1.00       2.27        1,172,717      0.50         2.25           0.53
  Period Ended March 31, 2005         1.00       0.90          936,272      0.51         1.04           0.61
  Year Ended May 31, 2004             1.00       0.48          978,548      0.55         0.46           0.64
  Year Ended May 31, 2003             1.00       0.81        1,088,415      0.54         0.79           0.64
  Year Ended May 31, 2002             1.00       1.38          907,827      0.55         1.39           0.65
  Year Ended May 31, 2001             1.00       3.47        1,080,362      0.54         3.40           0.65
A Shares
  Year Ended March 31, 2006           1.00       2.12          671,164      0.65         2.10           0.68
  Period Ended March 31, 2005         1.00       0.78          402,333      0.65         0.92           0.75
  Year Ended May 31, 2004             1.00       0.35          274,543      0.67         0.34           0.80
  Year Ended May 31, 2003             1.00       0.68          239,451      0.67         0.67           0.79
  Year Ended May 31, 2002             1.00       1.26          218,048      0.67         1.25           0.80
  Year Ended May 31, 2001             1.00       3.35          256,894      0.67         3.22           0.80

      See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.


                                                              Net
                                                           Realized                  Dividends    Distributions
                                 Net Asset                    and                       from          from            Total
                                  Value,        Net       Unrealized                    Net         Realized        Dividends
                                 Beginning   Investment    Gains on     Total From   Investment      Capital           and
                                 of Period     Income     Investments   Operations     Income         Gains       Distributions
                                 ---------   ----------   -----------   ----------   ----------   -------------   -------------
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
I Shares
  Year Ended March 31, 2006         $1.00       $0.03         $  --        $0.03        $(0.03)        $  --          $(0.03)
  Period Ended March 31, 2005        1.00        0.01            --         0.01         (0.01)           --           (0.01)
  Year Ended May 31, 2004            1.00          --            --           --            --*           --              --*
  Year Ended May 31, 2003            1.00        0.01            --         0.01         (0.01)           --           (0.01)
  Year Ended May 31, 2002            1.00        0.02            --         0.02         (0.02)           --           (0.02)
  Year Ended May 31, 2001            1.00        0.05            --         0.05         (0.05)           --           (0.05)
A Shares
  Year Ended March 31, 2006          1.00        0.03            --         0.03         (0.03)           --           (0.03)
  Period Ended March 31, 2005        1.00        0.01            --         0.01         (0.01)           --           (0.01)
  Year Ended May 31, 2004            1.00          --            --           --            --*           --              --*
  Year Ended May 31, 2003            1.00        0.01            --         0.01         (0.01)           --           (0.01)
  Year Ended May 31, 2002            1.00        0.02            --         0.02         (0.02)           --           (0.02)
  Year Ended May 31, 2001            1.00        0.05            --         0.05         (0.05)           --           (0.05)
U.S. TREASURY MONEY MARKET FUND
I Shares
  Year Ended March 31, 2006          1.00        0.03            --         0.03         (0.03)           --           (0.03)
  Period Ended March 31, 2005        1.00        0.01            --         0.01         (0.01)           --           (0.01)
  Year Ended May 31, 2004            1.00          --            --           --            --*           --*             --*
  Year Ended May 31, 2003            1.00        0.01            --         0.01         (0.01)           --*          (0.01)
  Year Ended May 31, 2002            1.00        0.02            --         0.02         (0.02)           --           (0.02)
  Year Ended May 31, 2001            1.00        0.05            --         0.05         (0.05)           --           (0.05)
A Shares
  Year Ended March 31, 2006          1.00        0.03            --         0.03         (0.03)           --           (0.03)
  Period Ended March 31, 2005        1.00        0.01            --         0.01         (0.01)           --           (0.01)
  Period Ended May 31, 2004(t)       1.00          --            --           --            --*           --*             --*

                                                                                                     Ratio of
                                                                                                    Expenses to
                                                                         Ratio of     Ratio of        Average
                                                                            Net         Net         Net Assets
                                     Net                                 Expenses    Investment     (Excluding
                                    Asset                                   to       Income to       Waivers,
                                   Value,                 Net Assets,     Average     Average     Reimbursements
                                   End of       Total        End of         Net         Net         and Expense
                                   Period     Return(2)   Period (000)   Assets(3)   Assets(3)      Offset)(3)
                                  ---------   ---------   ------------   ---------   ----------   ---------------
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
I Shares
  Year Ended March 31, 2006          $1.00       3.07%      $  413,893      0.62%        2.99%          0.65%
  Period Ended March 31, 2005         1.00       1.03          517,253      0.62         1.24           0.71
  Year Ended May 31, 2004             1.00       0.43          615,324      0.66         0.43           0.75
  Year Ended May 31, 2003             1.00       1.01          992,560      0.65         1.00           0.74
  Year Ended May 31, 2002             1.00       2.25          997,759      0.66         2.17           0.75
  Year Ended May 31, 2001             1.00       5.56          805,285      0.65         5.29           0.75
A Shares
  Year Ended March 31, 2006           1.00       2.91          253,648      0.77         2.91           0.80
  Period Ended March 31, 2005         1.00       0.89          230,041      0.78         1.06           0.88
  Year Ended May 31, 2004             1.00       0.28          234,100      0.80         0.28           0.92
  Year Ended May 31, 2003             1.00       0.86          250,246      0.80         0.86           0.92
  Year Ended May 31, 2002             1.00       2.11          210,004      0.80         2.02           0.92
  Year Ended May 31, 2001             1.00       5.41          158,087      0.79         5.14           0.93
U.S. TREASURY MONEY MARKET FUND
I Shares
  Year Ended March 31, 2006           1.00       2.99        1,650,172      0.60         2.98           0.63
  Period Ended March 31, 2005         1.00       0.99        1,407,783      0.62         1.19           0.71
  Year Ended May 31, 2004             1.00       0.37        1,233,565      0.66         0.32           0.75
  Year Ended May 31, 2003             1.00       0.88        1,080,779      0.65         0.81           0.74
  Year Ended May 31, 2002             1.00       1.96          871,946      0.65         1.90           0.74
  Year Ended May 31, 2001             1.00       5.36          733,768      0.66         5.23           0.76
A Shares
  Year Ended March 31, 2006           1.00       2.84           12,366      0.75         3.12           0.76
  Period Ended March 31, 2005         1.00       0.88              303      0.75         0.97           1.48
  Period Ended May 31, 2004(t)        1.00       0.15              401      0.75         0.21           3.17(4)

      See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.


                                                              Net
                                                           Realized                  Dividends    Distributions
                                 Net Asset                    and                       from          from            Total
                                  Value,        Net       Unrealized                    Net         Realized        Dividends
                                 Beginning   Investment    Gains on     Total From   Investment      Capital           and
                                 of Period     Income     Investments   Operations     Income         Gains       Distributions
                                 ---------   ----------   -----------   ----------   ----------   -------------   -------------
VIRGINIA TAX-FREE MONEY MARKET FUND
I Shares
  Year Ended March 31, 2006         $1.00       $0.02         $  --        $0.02        $(0.02)        $  --*         $(0.02)
  Period Ended March 31, 2005        1.00        0.01            --         0.01         (0.01)           --*          (0.01)
  Year Ended May 31, 2004            1.00        0.01            --         0.01         (0.01)           --*          (0.01)
  Year Ended May 31, 2003            1.00        0.01            --         0.01         (0.01)           --*          (0.01)
  Year Ended May 31, 2002            1.00        0.01            --         0.01         (0.01)           --*          (0.01)
  Year Ended May 31, 2001            1.00        0.03            --         0.03         (0.03)           --           (0.03)
A Shares
  Year Ended March 31, 2006          1.00        0.02            --         0.02         (0.02)           --*          (0.02)
  Period Ended March 31, 2005        1.00        0.01            --         0.01         (0.01)           --*          (0.01)
  Year Ended May 31, 2004            1.00          --            --           --            --*           --*             --*
  Year Ended May 31, 2003            1.00        0.01            --         0.01         (0.01)           --*          (0.01)
  Year Ended May 31, 2002            1.00        0.01            --         0.01         (0.01)           --*          (0.01)
  Year Ended May 31, 2001            1.00        0.03            --         0.03         (0.03)           --           (0.03)

                                                                                                     Ratio of
                                                                                                    Expenses to
                                                                         Ratio of     Ratio of        Average
                                                                            Net         Net         Net Assets
                                     Net                                 Expenses    Investment     (Excluding
                                    Asset                                   to       Income to       Waivers,
                                   Value,                 Net Assets,     Average     Average     Reimbursements
                                   End of       Total        End of         Net         Net         and Expense
                                   Period     Return(2)   Period (000)   Assets(3)   Assets(3)      Offset)(3)
                                  ---------   ---------   ------------   ---------   ----------   ---------------
VIRGINIA TAX-FREE MONEY MARKET FUND
I Shares
  Year Ended March 31, 2006          $1.00       2.33%      $  226,319      0.46%        2.28%          0.46%
  Period Ended March 31, 2005         1.00       0.94          177,377      0.46         1.07           0.46
  Year Ended May 31, 2004             1.00       0.56          173,959      0.50         0.51           0.50
  Year Ended May 31, 2003             1.00       0.85          219,701      0.49         0.84           0.49
  Year Ended May 31, 2002             1.00       1.44          240,681      0.50         1.45           0.50
  Year Ended May 31, 2001             1.00       3.51          226,188      0.50         3.45           0.50
A Shares
  Year Ended March 31, 2006           1.00       2.16          303,752      0.62         2.12           0.68
  Period Ended March 31, 2005         1.00       0.77          197,380      0.66         0.92           0.86
  Year Ended May 31, 2004             1.00       0.38          118,339      0.67         0.34           0.90
  Year Ended May 31, 2003             1.00       0.67           96,325      0.67         0.66           0.90
  Year Ended May 31, 2002             1.00       1.27           99,141      0.67         1.22           0.90
  Year Ended May 31, 2001             1.00       3.35           93,004      0.66         3.28           0.91

      See Notes to Financial Highlights and Notes to Financial Statements.

NOTES TO FINANCIAL HIGHLIGHTS

*   Amount less than $0.005.

(+) Not annualized for periods less than one year.

(1) Financial Highlights per share amounts for the U.S. Government Securities Ultra-Short Bond Fund and the Ultra-Short Bond Fund have been restated for a 4.974874:1 reverse stock split and 5:1 reverse stock split, respectively, which occurred on April 1, 2005, for the periods ended March 31, 2005, May 31, 2004, May 31, 2003 and May 31, 2002. (See Note 1.)

(2) Total return excludes sales charge. Not annualized for periods less than one year.

(3) Annualized for periods less than one year.

(4) Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.

(a) Per share data was calculated using the average shares method.

(b) Commenced operations on January 25, 2002.

(c) Commenced operations on October 11, 2004.

(d) Commenced operations on October 3, 2001.

(e) Commenced operations on October 27, 2003.

(f) Commenced operations on October 25, 2002.

(g) Amounts are not meaningful due to the short period of operations.

(h) Commenced operations on April 13, 2005.

(i) Commenced operations on January 8, 2004.

(j) Commenced operations on March 21, 2005.

(k) Commenced operations on December 29, 2000.

(l) Commenced operations on December 21, 2001.

(m) Commenced operations on November 30, 2001.

(n) Commenced operations on October 8, 2003.

(o) Commenced operations on October 15, 2003.

(p) Commenced operations on April 11, 2002.

(q) Commenced operations on April 15, 2002.

(r) Commenced operations on September 1, 2005.

(s) Commenced operations on May 11, 2004.

(t) Commenced operations on November 12, 2003.

+ Effective June 1, 2004, the Funds adopted a change in the amortization and accretion methodology on fixed income securities. The cumulative effect of this change in methodology was immaterial to all Funds except for the Funds noted below:

                                                                                                       Change to Ratio of Net
                                                                                Change to Net       Investment Income to Average
                                                            Change to Net        Realized and                Net Assets
                                                              Investment       Unrealized Gains    ------------------------------
                                                           Income Per Share   (Losses) Per Share   I Shares   A Shares   C Shares
                                                           ----------------   ------------------   --------   --------   --------
     Georgia Tax-Exempt Bond Fund                               $ 0.01              $(0.01)          0.16%      0.14%      0.14%
     High Quality Bond Fund                                       0.01               (0.01)          0.11%
     Investment Grade Bond Fund                                   0.01               (0.01)          0.18%      0.14%      0.14%
     Investment Grade Tax-Exempt Bond Fund                       (0.01)               0.01          (0.08)%    (0.07)%    (0.06)%
     Limited-Term Federal Mortgage Securities Fund                0.04               (0.04)          0.47%      0.42%      0.36%
     Maryland Municipal Bond Fund                                (0.01)               0.01          (0.07)%    (0.06)%
     North Carolina Tax-Exempt Bond Fund                         (0.02)               0.02          (0.20)%       --         --
     Short-Term Bond Fund                                         0.01               (0.01)          0.08%      0.07%      0.06%
     Strategic Income Fund                                        0.01               (0.01)          0.22%      0.14%      0.13%
     Total Return Bond Fund                                       0.01               (0.01)          0.20%
     U.S. Government Securities Fund                              0.02               (0.02)          0.23%      0.11%      0.17%
     U.S. Government Securities Ultra-Short Bond Fund(1)          0.05               (0.05)          0.24%

++ Effective November 1, 2003, these Funds adopted a change in the amortization and accretion methodology on fixed income securities. The cumulative effect of this change in methodology was immaterial to all Funds except for the Fund noted below:

                                                                                                       Change to Ratio of Net
                                                                                Change to Net       Investment Income to Average
                                                            Change to Net        Realized and                Net Assets
                                                              Investment       Unrealized Gains    ------------------------------
                                                           Income Per Share   (Losses) Per Share   I Shares   A Shares   C Shares
                                                           ----------------   ------------------   --------   --------   --------
     Seix High Yield Fund                                       $ 0.01              $(0.01)          0.06%      0.05%      0.84%

NOTES TO FINANCIAL STATEMENTS
STI CLASSIC FUNDS  March 31, 2006

1. Organization

The STI Classic Funds (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company offering 53 funds as of March 31, 2006. The Trust is authorized to issue an unlimited number of shares without par value. The financial statements presented herein are those of the Core Bond Fund (formerly the Classic Institutional Core Bond Fund), Florida Tax-Exempt Bond Fund, Georgia Tax-Exempt Bond Fund, High Income Fund, High Quality Bond Fund (formerly Classic Institutional High Quality Bond Fund), Intermediate Bond Fund (formerly Classic Institutional Intermediate Bond Fund), Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund (formerly Classic Institutional Limited Duration Fund), Limited-Term Federal Mortgage Securities Fund, Maryland Municipal Bond Fund, North Carolina Tax-Exempt Bond Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund (formerly Seix Institutional High Yield Fund), Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund, Strategic Income Fund, Total Return Bond Fund (formerly Classic Institutional Total Return Bond Fund), U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund (formerly Classic Institutional U.S. Government Securities Super Short Income Plus Fund), Ultra-Short Bond Fund (formerly Classic Institutional Super Short Income Plus Fund), Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund, Prime Quality Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Securities Money Market Fund, U.S. Treasury Money Market Fund and Virginia Tax-Free Money Market Fund (each a "Fund" and collectively the "Funds"). The financial statements of the remaining funds are presented separately. The High Quality Bond Fund, Limited Duration Fund, Seix Floating Rate High Income Fund, Total Return Bond Fund, U.S. Government Securities Ultra-Short Bond Fund and Ultra-Short Bond Fund may offer I Shares only (formerly T Shares or Institutional Shares). The Tax-Exempt Money Market Fund, U.S. Government Securities Money Market Fund, U.S. Treasury Money Market Fund and Virginia Tax-Free Money Market Fund offer I Shares and A Shares. The remaining Funds offer I Shares, A Shares and C Shares. The Funds' prospectus provides a description of each Funds' investment objectives, policies and strategies.

The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. Each class of shares has identical rights and privileges except with respect to the fees paid under the Distribution Plan and Distribution and Services Plan, voting rights on matters affecting a single class of shares and sales charges. The A Shares of the Funds (except Limited-Term Federal Mortgage Securities Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund, Prime Quality Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Securities Money Market Fund, U.S. Treasury Money Market Fund and Virginia Tax-Free Money Market Fund) have a maximum sales charge on purchases of 4.75% as a percentage of original purchase price. Limited-Term Federal Mortgage Securities Fund, Short-Term Bond Fund and Short-Term U.S. Treasury Securities Fund A Shares have a maximum sales charge on purchases of 2.50% as a percentage of original purchase price. Certain purchases of A Shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase. The C Shares have a maximum contingent deferred sales charge of 1.00% (2.00% if purchased prior to August 1, 2005) as a percentage of either the original purchase price or the next calculated price after the Funds receive the redemption request, whichever is less, if redeemed within one year of purchase.

On April 1, 2005, the U.S. Government Securities Ultra-Short Bond Fund and the Ultra-Short Bond Fund declared a 4.974874:1 and a 5:1 reverse stock split, respectively. The financial statements prepared as of March 31, 2005 should have reflected the retroactive impact of these reverse stock splits for the periods ended March 31, 2005, May 31, 2004, May 31, 2003 and May 31, 2002. The March 31,
2005 financial statements have been restated to properly reflect the effects of the reverse stock splits on a retroactive basis.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust's

STI CLASSIC FUNDS  March 31, 2006

maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2. Reorganizations

Short-Term Bond Fund -- The Trust entered into an agreement and plan of reorganization on behalf of the Classic Institutional Short-Term Bond Fund and the Short-Term Bond Fund, that provides for the acquisition by the Short-Term Bond Fund of all of the assets, subject to stated liabilities, of the Classic Institutional Short-Term Bond Fund, in exchange for I Shares of the Short-Term Bond Fund, the distribution of such shares to the shareholders of the Classic Institutional Short-Term Bond Fund and the dissolution of the Classic Institutional Short-Term Bond Fund. The reorganization, which qualified as a tax-free exchange for Federal income tax purposes, was approved by the Board of Trustees on August 19, 2005 and completed on October 31, 2005. The following is a summary of shares outstanding, net assets and net asset value per share issued immediately before and after the reorganization:

                                                                     Before Reorganization           After Reorganization
                                                              ------------------------------------   --------------------
                                                              Classic Institutional
                                                                   Short-Term          Short-Term         Short-Term
                                                                    Bond Fund          Bond Fund          Bond Fund
                                                              ---------------------   ------------   --------------------
Shares......................................................         1,257,053          28,079,490         29,360,595
Net Assets..................................................       $12,373,897        $271,213,160       $283,587,057
Net Asset Value:
  I Shares..................................................       $      9.84        $       9.66       $       9.66
  Net unrealized depreciation...............................       $  (193,861)       $ (3,317,776)      $ (3,511,637)

EXCHANGE OF T SHARES TO I SHARES:

On August 1, 2005, net assets of the T Shares of the following Funds were exchanged in a tax-free conversion for I Shares and T Shares were no longer offered. The following is a summary of the shares and net assets converted:

                                                                                  Net Assets
                                                              Shares Converted   Converted($)
                                                              ----------------   ------------
Core Bond Fund..............................................     14,597,989      148,243,208
High Quality Bond Fund......................................      1,953,022       19,264,652
Intermediate Bond Fund......................................        926,342        9,345,826
Limited Duration Fund.......................................          5,127           51,151
Seix High Yield Fund........................................        408,502        4,530,941
Total Return Bond Fund......................................        608,146        6,078,728
Ultra-Short Bond Fund.......................................     16,263,821      162,609,401

EXCHANGE OF C SHARES TO I SHARES:

On August 1, 2005, net assets of the C Shares of the following Funds were exchanged in a tax-free conversion for I Shares and C Shares were no longer offered. The following is a summary of the shares and net assets converted:

                                                                                  Net Assets
                                                              Shares Converted   Converted($)
                                                              ----------------   ------------
Limited Duration Fund.......................................         6,526            65,126
U.S. Government Securities Ultra-Short Bond Fund............     1,544,489        15,279,016

The Trust entered into an agreement and plan of reorganization with the CCMI Funds pursuant to which all of the assets, subject to stated liabilities, of each portfolio of the CCMI Funds were transferred to a

STI CLASSIC FUNDS  March 31, 2006

corresponding series of the Trust in exchange for a corresponding Class of shares of that series. The reorganization, which qualified as a tax-free exchange for Federal income tax purposes, was effective on March 21, 2005, following approval by shareholders of the CCMI Funds at a special shareholder meeting on March 18, 2005. The following is a summary of shares outstanding, net assets and net asset value per share issued, immediately before and after the reorganization.

                                                                    Before Reorganization          After Reorganization
                                                              ---------------------------------    --------------------
                                                                               Investment Grade      Investment Grade
                                                              CCMI Bond Fund      Bond Fund             Bond Fund
                                                              --------------   ----------------    --------------------
Shares......................................................     9,529,863         53,108,105            62,246,522
Net Assets..................................................   $96,136,152       $558,612,570          $654,748,722
Net Asset Value:
  I Shares(a)...............................................                     $      10.52          $      10.52
  A Shares..................................................   $     10.09
  Net unrealized appreciation/(depreciation)................   $  (566,749)      $  1,137,114          $    570,365

---------------

(a) Effective March 21, 2005 the CCMI Bond Fund A Shares merged into the Investment Grade Bond Fund I Shares.

                                                                   Before Reorganization         After Reorganization
                                                              --------------------------------   --------------------
                                                              CCMI Tax-Exempt   North Carolina      North Carolina
                                                              North Carolina      Tax-Exempt          Tax Exempt
                                                                 Bond Fund        Bond Fund          Bond Fund(a)
                                                              ---------------   --------------   --------------------
Shares......................................................      4,130,609             --             4,130,609
Net Assets..................................................    $41,187,382         $   --           $41,187,382
Net Asset Value:
  I Shares(b)...............................................                        $   --           $      9.97
  A Shares..................................................    $      9.97
  Net unrealized depreciation...............................    $   (23,376)        $   --           $   (23,376)

---------------

(a) The North Carolina Tax-Exempt Bond Fund retained the financial history of the CCMI Tax-Exempt North Carolina Bond Fund.

(b) I Shares were issued in exchange for A Shares in conjunction with the reorganization.

The Trust entered into an agreement and plan of reorganization with the Seix Funds, Inc. (the "Seix Funds") pursuant to which all of the assets, subject to stated liabilities, of each portfolio of the Seix Funds were transferred to a corresponding series of the Trust in exchange for a corresponding Class of shares of that series. The reorganization, which qualified as a tax-free exchange for Federal income tax purposes, was completed on October 11, 2004, following approval by shareholders of the Seix Funds at a special shareholder meeting on September 23, 2004. The following is a summary of shares outstanding, net assets and net asset value per share issued immediately before and after the reorganization:

                                                               Before Reorganization    After Reorganization
                                                              -----------------------   --------------------
                                                               Seix Core    Core Bond        Core Bond
                                                               Bond Fund      Fund            Fund(b)
                                                              -----------   ---------   --------------------
Shares......................................................    5,493,647        --           5,493,647
Net Assets..................................................  $56,294,611    $   --         $56,294,611
Net Asset Value:
  I Shares..................................................  $     10.25    $   --         $     10.25
  A Shares..................................................                 $   --         $     10.55
  P Shares(a)...............................................  $     10.55

---------------

(a) A Shares were issued in exchange for P Shares in conjunction with the reorganization.

(b)  The Core Bond Fund retained the financial history of the Seix Core Bond
     Fund.

STI CLASSIC FUNDS  March 31, 2006

                                                                 Before Reorganization      After Reorganization
                                                              ---------------------------   --------------------
                                                                  Seix
                                                              Intermediate   Intermediate       Intermediate
                                                               Bond Fund      Bond Fund         Bond Fund(a)
                                                              ------------   ------------   --------------------
Shares......................................................    3,422,155           --            3,422,155
Net Assets..................................................  $35,313,376       $   --          $35,313,376
Net Asset Value:
  I Shares..................................................  $     10.32       $   --          $     10.32

---------------

(a) The intermediate Bond Fund retained the financial history of the Seix Intermediate Bond Fund.

                                                                                                After
                                                                 Before Reorganization      Reorganization
                                                              ---------------------------   --------------
                                                                Seix High      Seix High      Seix High
                                                                Yield Fund     Yield Fund   Yield Fund(b)
                                                              --------------   ----------   --------------
Shares......................................................     142,460,313         --        142,460,313
Net Assets..................................................  $1,612,034,091     $   --     $1,612,034,091
Net Asset Value:
  I Shares..................................................  $        11.32     $   --     $        11.32
  A Shares..................................................                     $   --     $        11.08
  P Shares(a)...............................................  $        11.08

---------------

(a) A Shares were issued in exchange for P Shares in conjunction with the reorganization.

(b) The Seix High Yield Fund retained the financial history of the predecessor Seix High Yield Fund.

                                                               Before Reorganization    After Reorganization
                                                              -----------------------   --------------------
                                                              Seix Limited   Limited
                                                                Duration     Duration     Limited Duration
                                                                  Fund         Fund           Fund (a)
                                                              ------------   --------   --------------------
Shares......................................................    13,000,589        --          13,000,589
Net Assets..................................................  $129,705,443    $   --        $129,705,443
Net Asset Value:
  I Shares..................................................  $       9.98    $   --        $       9.98

---------------

(a) The Limited Duration Fund retained the financial history of the Seix Limited Duration Fund.

3. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from these estimates.

     Security Valuation -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sale price if the security is actively traded. The third-party pricing agents may also value debt securities at an

STI CLASSIC FUNDS  March 31, 2006

     evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time), as provided by an independent pricing service approved by the Funds' Board of Trustees (the "Board"). If a security price cannot be obtained from an independent, third-party pricing agent, the Funds' accounting agent will seek to obtain a bid price from at least one independent broker.

     The Prime Quality Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Securities Money Market Fund, U.S. Treasury Money Market Fund and Virginia Tax-Free Money Market Fund (the "Money Market Funds") state investment securities at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Board. The Funds' Fair Value Procedures are performed and monitored by a Valuation Committee (the "Committee") designated by the Board. Some of the more common reasons which may necessitate that a security be valued using Fair Value Procedures include, but are not limited to: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee determines the value after taking into consideration relevant information reasonably available to the Committee.

     For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it shall immediately notify the Funds' accounting agent and may preauthorize the Funds' accounting agent to utilize a pricing service authorized by the Board (a "Fair Value Pricing Service") that has been designed to determine a fair value. On a day when a Fair Value Pricing Service is so utilized pursuant to a preauthorization, the Committee need not meet. If the adviser does not pre-authorize the Fund's accounting agent to utilize a Fair Value Pricing Service, the adviser will request that a Committee Meeting be called. In addition, the Funds' accounting agent monitors price movements among certain selected indices, securities and/or groups of securities that may be an indicator that the closing prices received earlier in the day from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Funds ("Trigger Points"), the Funds may use a systematic valuation model provided by an independent third party to fair value their international securities.

     Security Transactions and Investment Income -- During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Securities sold are determined on a specific identification basis. Interest income is recognized on an accrual basis and includes amortization or accretion of premium or discount. Costs used in determining net realized

STI CLASSIC FUNDS  March 31, 2006

     gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion or amortization of purchase discounts or premiums during the respective holding period.

     Repurchase Agreements -- The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreement"). A third party custodian bank takes possession of the underlying securities ("collateral") of a repurchase agreement, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the repurchase agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     Options -- Each Fund may purchase and write put and call options on securities or securities indices (traded on U.S. exchanges or over-the-counter markets) and enter into related closing transactions. A Fund must cover all options it writes. For example, when a Fund writes an option on a security, index or foreign currency, it will segregate or earmark liquid assets with the respective Fund's custodian in an amount at least equal to the market value of the option and will maintain such coverage while the option is open. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities. The Short-Term U.S. Treasury Securities Fund had the following transactions in written covered call options during the year ended March 31, 2006:

                                                                    Number of
                                                                    Contracts    Premiums($)
                                                                    ----------   -----------
      Balance at April 1, 2005....................................   5,000,000      14,453
      Options closed..............................................  (5,000,000)    (14,453)
                                                                    ----------     -------
      Balance at March 31, 2006...................................          --          --
                                                                    ==========     =======

     Securities Purchased on a When-Issued Basis -- Delivery and payment for securities that have been purchased by a Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of a Fund's net asset value if the Fund makes such investments while remaining substantially fully invested.

     TBA Purchase Commitments -- The Funds may enter into "TBA" (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date beyond customary settlement time. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation."

STI CLASSIC FUNDS  March 31, 2006

     Foreign Currency Translation -- The books and records of the Strategic Income Fund and Total Return Bond Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The Strategic Income Fund and Total Return Bond Fund do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

     Certain prior year amounts in the Strategic Income Fund have been reclassified to conform to the current year presentation.

     Forward Foreign Currency Contracts -- The Strategic Income Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for Federal income tax purposes. As of March 31, 2006, the Strategic Income Fund had open forward foreign currency contracts which are shown on the Fund's Schedule of Portfolio Investments.

     Mortgage Dollar Rolls -- The Funds may enter into mortgage dollar rolls (principally using TBA's) in which a Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed future date. The Funds account for such dollar rolls under the purchases and sales method and receive compensation as consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

     The counterparty receives all principal and interest payments, including pre-payments, made in respect of a security subject to such a contract while it is with the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Funds engage in dollar rolls for the purpose of enhancing its yield, principally by earning a negotiated fee. As of March 31, 2006, there were no open mortgage dollar rolls.

     Compensating Balances -- If a Fund has a cash overdraft in excess of $100,000 it is required to deposit an amount equal to 110% of the overdraft in a compensating balance account with its custodian, SunTrust Bank, a wholly owned subsidiary of SunTrust Banks, Inc., on the following business day. If a Fund has a positive cash balance in excess of $100,000 it is allowed to overdraw an amount equal to 90% of the balance from SunTrust Bank on the following business day. All such deposits to, and overdrafts from, the compensating balance account are non-interest bearing and are for a duration of one business day. This does not apply to the Strategic Income Fund.

     Expenses -- Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses, such as distribution fees, if any, are borne by that class. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets or another appropriate basis.

     Classes -- Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes within a Fund on the basis of the relative daily net assets.

STI CLASSIC FUNDS  March 31, 2006

     Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income for each of the Funds are declared daily and paid monthly. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. However, to the extent that net realized capital gains can be offset by capital loss carryovers, such gains will not be distributed.

     Redemption Fees -- For Funds other than the Money Market Funds, a redemption fee of 2% of the value of the shares sold will be imposed on shares redeemed within seven days or less after the date of purchase unless the redemption is excluded under the Funds' Redemption Fee Policy. For the year ended March 31, 2006, the Funds collected redemption fees which are disclosed on the Statements of Changes in Net Assets. Redemption Fees are recorded as an addition to paid-in capital.

4. Agreements and Other Transactions with Affiliates

     Investment Advisory Agreement -- The Trust and Trusco Capital Management, Inc. (the "Investment Adviser"), a wholly-owned subsidiary of SunTrust Banks, Inc., have entered into advisory agreements.

     Under revised terms of the agreements dated August 1, 2005, the Funds are charged the following annual fees, which are computed daily and paid monthly based upon average daily net assets. Breakpoints are used in computing the advisory fee. The maximum annual advisory fee is charged on average daily net assets of each Fund (except the Money Market Funds) up to $500 million, a discount of 5% applies on the next $500 million, a discount of 10% applies on amounts over $1 billion. The maximum annual advisory fee will be charged on average daily net assets of the Money Market Funds up to $1 billion, a discount of 5% applies on the next $1.5 billion, a discount of 10% applies on the next $2.5 billion and a discount of 20% applies on amounts over $5 billion. Fee rates for the period August 1, 2005 through March 31, 2006 were as follows:

                                                                    Maximum Annual     Net Annual
                                                                    Advisory Fee(%)   Fees Paid(%)
                                                                    ---------------   ------------
      Core Bond Fund..............................................       0.25             0.25
      Florida Tax-Exempt Bond Fund................................       0.55             0.55
      Georgia Tax-Exempt Bond Fund................................       0.55             0.55
      High Income Fund............................................       0.60             0.58
      High Quality Bond Fund......................................       0.40             0.40
      Intermediate Bond Fund......................................       0.25             0.25
      Investment Grade Bond Fund..................................       0.50             0.50
      Investment Grade Tax-Exempt Bond Fund.......................       0.50             0.50
      Limited Duration Fund.......................................       0.10             0.10
      Limited-Term Federal Mortgage Securities Fund...............       0.50             0.50
      Maryland Municipal Bond Fund................................       0.55             0.55
      North Carolina Tax-Exempt Bond Fund.........................       0.55             0.55
      Seix Floating Rate High Income Fund.........................       0.45             0.23
      Seix High Yield Fund........................................       0.43             0.43
      Short-Term Bond Fund........................................       0.40             0.40
      Short-Term U.S. Treasury Securities Fund....................       0.40             0.38
      Strategic Income Fund.......................................       0.60             0.60
      Total Return Bond Fund......................................       0.35             0.35
      U.S. Government Securities Fund.............................       0.50             0.50
      U.S. Government Securities Ultra-Short Bond Fund............       0.20             0.18
      Ultra-Short Bond Fund.......................................       0.22             0.22

STI CLASSIC FUNDS  March 31, 2006

                                                                    Maximum Annual     Net Annual
                                                                    Advisory Fee(%)   Fees Paid(%)
                                                                    ---------------   ------------
      Virginia Intermediate Municipal Bond Fund...................       0.55             0.55
      Virginia Municipal Bond Fund................................       0.55             0.55
      Prime Quality Money Market Fund.............................       0.51             0.50
      Tax-Exempt Money Market Fund................................       0.44             0.44
      U.S. Government Securities Money Market Fund................       0.55             0.55
      U.S. Treasury Money Market Fund.............................       0.54             0.54
      Virginia Tax-Free Money Market Fund.........................       0.40             0.40

     Prior to August 1, 2005, the Funds that were in operation during the period paid the following annual fees which were computed daily and paid monthly based upon average daily net assets. Fee rates for the period April 1, 2005 through July 31, 2005 were as follows:

                                                                    Maximum Annual     Net Annual
                                                                    Advisory Fee(%)   Fees Paid(%)
                                                                    ---------------   ------------
      Core Bond Fund..............................................       0.25             0.25
      Florida Tax-Exempt Bond Fund................................       0.65             0.61
      Georgia Tax-Exempt Bond Fund................................       0.65             0.60
      High Income Fund............................................       0.80             0.62
      High Quality Bond Fund......................................       0.50             0.43
      Intermediate Bond Fund......................................       0.25             0.25
      Investment Grade Bond Fund..................................       0.74             0.74
      Investment Grade Tax-Exempt Bond Fund.......................       0.74             0.74
      Limited Duration Fund.......................................       0.10             0.10
      Limited-Term Federal Mortgage Securities Fund...............       0.65             0.62
      Maryland Municipal Bond Fund................................       0.65             0.59
      North Carolina Tax-Exempt Bond Fund.........................       0.65             0.60
      Seix High Yield Fund........................................       0.50             0.48
      Short-Term Bond Fund........................................       0.65             0.60
      Short-Term U.S. Treasury Securities Fund....................       0.65             0.58
      Strategic Income Fund.......................................       0.85             0.76
      Total Return Bond Fund......................................       0.45             0.44
      U.S. Government Securities Fund.............................       0.74             0.74
      U.S. Government Securities Ultra-Short Bond Fund............       0.40             0.09
      Ultra-Short Bond Fund.......................................       0.50             0.23
      Virginia Intermediate Municipal Bond Fund...................       0.65             0.63
      Virginia Municipal Bond Fund................................       0.65             0.63
      Prime Quality Money Market Fund.............................       0.65             0.56
      Tax-Exempt Money Market Fund................................       0.55             0.46
      U.S. Government Securities Money Market Fund................       0.65             0.57
      U.S. Treasury Money Market Fund.............................       0.65             0.58
      Virginia Tax-Free Money Market Fund.........................       0.40             0.40

     The Investment Adviser has contractually agreed, effective August 1, 2005 until at least August 1, 2007 (effective February 1, 2006 until at least February 1, 2007 for the Seix Floating Rate High Income Fund), to

STI CLASSIC FUNDS  March 31, 2006

     waive fees and/or reimburse each Fund to the extent necessary to maintain each Fund's Total Operating Expenses, expressed as a percentage of average daily net assets, as noted below:

                                                                               Total Operating
                                                                                 Expenses(%)
                                                                               ---------------
      North Carolina Tax-Exempt Bond Fund.........................  I Shares        0.71
      North Carolina Tax-Exempt Bond Fund.........................  A Shares        0.86
      North Carolina Tax-Exempt Bond Fund.........................  C Shares        1.71
      Seix Floating Rate High Income Fund.........................  I Shares        0.55

     Also effective August 1, 2005, the Investment Adviser may retain the difference between the Total Operating Expense and the actual total expense ratio to recapture any of its prior waivers or reimbursements until August 1, 2008. Such repayments shall be made monthly, but only to the extent that such repayments would not cause the annualized total expense ratio to exceed the Total Operating Expense in place at that time. As of March 31, 2006, there were no fee repayments available to be made to the Investment Adviser.

     During the year ended March 31, 2006, the Investment Adviser also voluntarily waived fees in the Funds in order to maintain a more competitive expense ratio for shareholders. These voluntary waivers will not be recouped by the Investment Adviser in subsequent years.

     Administration, Fund Accounting and Transfer Agent Agreement -- The Trust and STI Classic Variable Trust are parties to a Master Services Agreement with BISYS Fund Services Ohio, Inc. (the "Administrator"), under which the Administrator provides administrative, fund accounting, transfer agent and shareholder services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and STI Classic Variable Trust) of: 0.0275% up to $25 billion, 0.0225% on the next $5 billion and 0.0175% on amounts over $30 billion plus an additional class fee of $2,593 per class annually, applicable to each additional class of shares over 145 total classes of shares.

     The Master Services Agreement provides for the Administrator to pay certain insurance premiums for the Trust and STI Classic Variable Trust, including $300,000 toward the premium for Directors and Officers Liability/Errors and Omissions insurance coverage, and $25,000 toward the premium for Fidelity Bond coverage. The Administrator has agreed, under the terms of the Master Services Agreement, to pay certain legal expenses for the benefit of the Trust and the Classic Variable Trust relating to administrative service matters. The Master Services Agreement further provides for the Administrator to waive a portion of its fees for the benefit of shareholders. Such payments and fee waivers are expected to total approximately $400,000 to $650,000 annually, and will not be recouped by the Administrator in subsequent years.

     Transfer Agency Agreement -- Prior to December 12, 2005, SunTrust Investment Services ("STIS"), a wholly-owned subsidiary of SunTrust Banks, Inc., provided certain transfer agency account activity processing and servicing to the Trust. STIS received transfer agency service fees based upon a monthly per account charge for the total shareholder accounts at the Trust's transfer agent. These fees are included in the Transfer Agent Fees on the Statements of Operations.

     Distribution Agreement -- The Trust and BISYS Fund Services Limited Partnership (the "Distributor") are parties to a Distribution Services Agreement. The Distributor will receive no fees for its distribution services under the agreement for the I Shares of any Fund. With respect to the A Shares and C Shares, the Distributor receives amounts, pursuant to a Distribution Plan and (in the case of C Shares) a Distribution and Service Plan, based upon average daily net assets of each respective class, which are computed daily

STI CLASSIC FUNDS  March 31, 2006

     and paid monthly. These fees, expressed as a percentage of average daily net assets, for the period August 1, 2005 through March 31, 2006 are as follows:

                                                                    Board Approved     Board Approved
                                                                     and Charged        and Charged
                                                                       A Share            C Share
                                                                     Distribution       Distribution
                                                                        Fee(%)       and Service Fee(%)
                                                                    --------------   ------------------
      Core Bond Fund..............................................       0.25              1.00
      Florida Tax-Exempt Bond Fund................................       0.15              1.00
      Georgia Tax-Exempt Bond Fund................................       0.15              1.00
      High Income Fund............................................       0.30              1.00
      Intermediate Bond Fund......................................       0.25              1.00
      Investment Grade Bond Fund..................................       0.30              1.00
      Investment Grade Tax-Exempt Bond Fund.......................       0.30              1.00
      Limited-Term Federal Mortgage Securities Fund...............       0.20              1.00
      Maryland Municipal Bond Fund................................       0.15              1.00
      North Carolina Tax-Exempt Bond Fund.........................       0.15              1.00
      Seix High Yield Fund........................................       0.25              1.00
      Short-Term Bond Fund........................................       0.20              1.00
      Short-Term U.S. Treasury Securities Fund....................       0.18              1.00
      Strategic Income Fund.......................................       0.30              1.00
      U.S. Government Securities Fund.............................       0.30              1.00
      Virginia Intermediate Municipal Bond Fund...................       0.15              1.00
      Virginia Municipal Bond Fund................................       0.15              1.00
      Prime Quality Money Market Fund.............................       0.15              0.25
      Tax-Exempt Money Market Fund................................       0.15               N/A
      U.S. Government Securities Money Market Fund................       0.15               N/A
      U.S. Treasury Money Market Fund.............................       0.15               N/A
      Virginia Tax-Free Money Market Fund.........................       0.15               N/A

     Prior to August 1, 2005, with respect to the A Shares and C Shares, the Distributor received amounts, pursuant to a Distribution Plan and (in the case of C Shares) a Distribution and Service Plan, based upon average daily net assets of each respective class which were computed daily and paid monthly. These fees, expressed as a percentage of average daily net assets, for the Funds that were in operation during the period April 1, 2005 through July 31, 2005 were as follows:

                                                                Maximum                          Maximum
                                                                A Share                          C Share
                                                              Distribution    Net Annual       Distribution       Net Annual
                                                                 Fee(%)      Fees Paid(%)   and Service Fee(%)   Fees Paid(%)
                                                              ------------   ------------   ------------------   ------------
      Core Bond Fund........................................     0.25           0.25              1.00              0.63
      Florida Tax-Exempt Bond Fund..........................     0.18           0.18              1.00              0.76
      Georgia Tax-Exempt Bond Fund..........................     0.18           0.18              1.00              0.76
      High Income Fund......................................     0.30           0.30              1.00              0.70
      Intermediate Bond Fund................................     0.25           0.25              1.00              0.73
      Investment Grade Bond Fund............................     0.43           0.43              1.00              0.94
      Investment Grade Tax-Exempt Bond Fund.................     0.43           0.43              1.00              0.94
      Limited Duration Fund.................................      N/A            N/A              0.25              0.25
      Limited-Term Federal Mortgage Securities Fund.........     0.23           0.23              1.00              0.66

STI CLASSIC FUNDS  March 31, 2006

                                                                Maximum                          Maximum
                                                                A Share                          C Share
                                                              Distribution    Net Annual       Distribution       Net Annual
                                                                 Fee(%)      Fees Paid(%)   and Service Fee(%)   Fees Paid(%)
                                                              ------------   ------------   ------------------   ------------
      Maryland Municipal Bond Fund..........................     0.15           0.15              1.00              1.00
      North Carolina Tax-Exempt Bond Fund...................     0.15             --              1.00                --
      Seix High Yield Fund..................................     0.25           0.25              1.00              0.65
      Short-Term Bond Fund..................................     0.23           0.23              1.00              0.61
      Short-Term U.S. Treasury Securities Fund..............     0.18           0.18              1.00              0.47
      Strategic Income Fund.................................     0.35           0.30              1.00              0.58
      U.S. Government Securities Fund.......................     0.38           0.38              1.00              0.97
      U.S. Government Securities Ultra-Short Bond Fund......      N/A            N/A              0.40              0.30
      Virginia Intermediate Municipal Bond Fund.............     0.15           0.09               N/A               N/A
      Virginia Municipal Bond Fund..........................     0.15           0.15              1.00              1.00
      Prime Quality Money Market Fund.......................     0.20           0.20              0.75              0.20
      Tax-Exempt Money Market Fund..........................     0.15           0.15               N/A               N/A
      U.S. Government Securities Money Market Fund..........     0.17           0.17               N/A               N/A
      U.S. Treasury Money Market Fund.......................     0.15           0.14               N/A               N/A
      Virginia Tax-Free Money Market Fund...................     0.40           0.20               N/A               N/A

     Shareholder Servicing Agreement -- Prior to August 1, 2005, the Funds were subject to a Shareholder Services Plan whereby each Fund paid SunTrust Bank a monthly shareholder services fee based upon the respective average daily net assets of each class which was computed daily and paid monthly. This fee could be used by SunTrust Bank to provide compensation to service providers that agreed to provide shareholder support services for their customers who own shares of the Fund. SunTrust Bank voluntarily agreed to waive all or a portion of its fees. The Shareholder Services Plan terminated on August 1, 2005. The fees for the applicable Funds for the period April 1, 2005 through July 31, 2005 were as follows:

                                                         Maximum                                       Maximum
                                                          Annual                                        Annual
                                                       Shareholder               Net Annual          Shareholder      Net Annual
                                                      Service Fee(%)            Fees Paid(%)        Service Fee(%)   Fees Paid(%)
                                                  (Institutional Shares)   (Institutional Shares)     (T Shares)      (T Shares)
                                                  ----------------------   ----------------------   --------------   ------------
      Core Bond Fund............................           0.25                       --                0.25            0.08
      High Quality Bond Fund....................           0.25                     0.20                0.40            0.38
      Intermediate Bond Fund....................           0.25                       --                0.20            0.20
      Limited Duration Fund.....................           0.25                       --                0.10            0.10
      Seix High Yield Fund......................           0.25                       --                0.15            0.15
      Total Return Bond Fund....................           0.20                     0.16                0.35            0.33
      U.S. Government Securities Ultra-Short
        Bond Fund...............................           0.25                       --                 N/A             N/A
      Ultra-Short Bond Fund.....................           0.25                     0.06                0.25            0.25

     Custodian Agreements -- SunTrust Bank acts as Custodian for the Funds except for the Strategic Income Fund, which has appointed Brown Brothers Harriman & Co. as Custodian. The funds pay custody fees on the basis of net assets and transaction costs.

     Other -- Certain officers of the Trust are also officers of the Investment Adviser, the Administrator and/or the Distributor. Such officers receive no fees from the Trust for serving as officers of the Trust. Each of the

STI CLASSIC FUNDS  March 31, 2006

     trustees receives an annual retainer fee and an additional fee for each meeting attended. Trustees receive additional fee for attendance at committee meetings. The current fees are as follows:

                                                                    Chairman($)   Trustee($)
                                                                    -----------   ----------
      Annual Retainer.............................................    50,000        40,000
      Regular Meeting Fee.........................................     7,500         6,000
      Special Meeting Fee.........................................     3,750         3,000
      Committee Meeting Fee.......................................     4,500         2,500

     Trustees are also reimbursed for certain expenses incurred. The Investment Adviser provides services to the Trust and the STI Classic Variable Trust to ensure compliance with applicable laws and regulations. In addition, the Investment Adviser has designated a dedicated compliance staff and an employee to serve as Chief Compliance Officer. The Investment Adviser received a fee totaling $120,000 for these services during the year ended March 31, 2006. The Investment Adviser has expanded the scope of its compliance services to the Trust and the STI Classic Variable Trust and, effective April 1, 2006, will receive annual fees totaling $475,000 for the fiscal year ending March 31, 2007. In addition, the Administrator provides an employee and staff to assist the Chief Compliance Officer for the Trust, including providing certain related services, and receives an annual fee of $150,000 for providing these services. The fees above are allocated across the assets of the Trust and the STI Classic Variable Trust. For the year ended March 31, 2006, the total amount paid by the Trust related to trustees and compliance services was $961,554.

     During the period, the Investment Adviser reimbursed the Prime Quality Money Market Fund $17,920 for losses incurred in the disposal of investments in violation of the Fund's investment restrictions. This reimbursement did not have an affect on the Fund's total returns during the period.

     The Trust has entered into an agreement with SunTrust Robinson Humphrey, a division of SunTrust Capital markets, Inc., which is a direct non-bank subsidiary of SunTrust Banks, Inc., to act as an agent in placing repurchase agreements for the Trust. For the year ended March 31, 2006, the following Funds paid SunTrust Robinson Humphrey, through a reduction in the yield earned by the Funds on those repurchase agreements, the following amounts (in thousands):

                                                                     Fees($)
                                                                     -------
      Core Bond Fund..............................................      12
      Florida Tax-Exempt Bond Fund................................      --
      High Income Fund............................................       3
      High Quality Bond Fund......................................      --
      Intermediate Bond Fund......................................       1
      Investment Grade Bond Fund..................................       7
      Investment Grade Tax-Exempt Bond Fund.......................       3
      Limited Duration Fund.......................................       2
      Limited-Term Federal Mortgage Securities Fund...............       7
      Seix High Yield Fund........................................      21
      Total Return Bond Fund......................................       2
      U.S. Government Securities Fund.............................      10
      U.S. Government Securities Ultra-Short Bond Fund............       3
      Ultra-Short Bond Fund.......................................       4
      Prime Quality Money Market Fund.............................      62
      U.S. Government Securities Money Market Fund................     114
      U.S. Treasury Money Market Fund.............................     598

     Amounts designated as "--" round to less than $1,000.

STI CLASSIC FUNDS  March 31, 2006

5. Investment Transactions

The cost of purchases and the proceeds from sales and maturities of securities, excluding short-term investments and U.S. Government securities, for the year ended March 31, 2006, were as follows (in thousands):

                                                                                     Sales and
                                                                    Purchases($)   Maturities($)
                                                                    ------------   -------------
      Core Bond Fund..............................................     90,291           54,585
      Florida Tax-Exempt Bond Fund................................    174,069          154,152
      Georgia Tax-Exempt Bond Fund................................     70,104           49,233
      High Income Fund............................................    166,260          194,909
      High Quality Bond Fund......................................      3,691            4,746
      Intermediate Bond Fund......................................     14,950            9,366
      Investment Grade Bond Fund..................................    124,451          144,014
      Investment Grade Tax-Exempt Bond Fund.......................    750,599          736,052
      Limited Duration Fund.......................................     21,685           30,500
      Maryland Municipal Bond Fund................................     22,709           25,009
      North Carolina Tax-Exempt Bond Fund.........................     34,169           33,351
      Seix Floating Rate High Income Fund.........................    115,303            9,146
      Seix High Yield Fund........................................    928,442        1,076,001
      Short-Term Bond Fund........................................    122,970          135,224
      Strategic Income Fund.......................................    457,973          414,789
      Total Return Bond Fund......................................     21,765           21,369
      U.S. Government Securities Ultra-Short Bond Fund............     22,398           22,384
      Ultra-Short Bond Fund.......................................    178,526          173,731
      Virginia Intermediate Municipal Bond Fund...................     94,398           99,893
      Virginia Municipal Bond Fund................................     39,084           38,073

     The cost of purchases and proceeds from sales and maturities of long-term U.S. Government securities for the year ended March 31, 2006, were as follows (in thousands):

                                                                                     Sales and
                                                                    Purchases($)   Maturities($)
                                                                    ------------   -------------
      Core Bond Fund..............................................     969,214        804,899
      High Quality Bond Fund......................................      45,195         56,598
      Intermediate Bond Fund......................................     109,122         91,540
      Investment Grade Bond Fund..................................     817,333        913,098
      Limited Duration Fund.......................................         494          8,607
      Limited-Term Federal Mortgage Securities Fund...............     293,271        381,423
      Seix High Yield Fund........................................     250,210        206,394
      Short-Term Bond Fund........................................     156,116        133,732
      Short-Term U.S. Treasury Securities Fund....................     137,575        155,481
      Strategic Income Fund.......................................     506,535        504,172
      Total Return Bond Fund......................................     117,495        114,465
      U.S. Government Securities Fund.............................     346,251        347,586
      U.S. Government Securities Ultra-Short Bond Fund............      31,153         42,278
      Ultra-Short Bond Fund.......................................      94,743         60,317

STI CLASSIC FUNDS  March 31, 2006

6. Federal Tax Policies and Information

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with each applicable country's tax rules and rates.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. foreign currency transactions or paydown reclasses), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

At March 31, 2006, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were different from amounts reported for financial reporting purposes. These differences were generally due to losses on wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for securities held by the Funds at March 31, 2006 are presented on each Fund's Schedule of Portfolio Investments.

The tax character of distributions paid to shareholders during the year ended March 31, 2006 was as follows:

                                         Distributions paid from
                                    ---------------------------------
                                    Net Investment    Net Long Term      Total Taxable        Tax-Exempt      Total Distributions
Fund                                  Income($)      Capital Gains($)   Distributions($)   Distributions($)        Paid($)*
----                                --------------   ----------------   ----------------   ----------------   -------------------
Core Bond Fund....................       15,441               89              15,530                --               15,530
Florida Tax-Exempt Bond Fund......           21              850                 871             5,574                6,445
Georgia Tax-Exempt Bond Fund......           --              127                 127             3,970                4,097
High Income Fund..................        8,484            1,954              10,438                --               10,438
High Quality Bond Fund............        1,937               --               1,937                --                1,937
Intermediate Bond Fund............        2,522              101               2,623                --                2,623
Investment Grade Bond Fund........       22,428               --              22,428                --               22,428
Investment Grade Tax-Exempt Bond
  Fund............................          205            2,161               2,366             8,459               10,825
Limited Duration Fund.............        2,224                1               2,225                --                2,225
Limited-Term Federal Mortgage
  Securities Fund.................       15,899               --              15,899                --               15,899
Maryland Municipal Bond Fund......           18              348                 366             1,460                1,826
North Carolina Tax-Exempt Bond
  Fund............................            4               --                   4             1,205                1,209
Seix Floating Rate High Income
  Fund............................            5               --                   5                --                    5
Seix High Yield Fund..............       89,393            8,360              97,753                --               97,753
Short-Term Bond Fund..............        9,805               --               9,805                --                9,805
Short-Term U.S. Treasury
  Securities Fund.................        2,357               --               2,357                --                2,357
Strategic Income Fund.............       15,838            2,250              18,088                --               18,088
Total Return Bond Fund............        2,555               --               2,555                --                2,555
U.S. Government Securities Fund...       13,540               --              13,540                --               13,540
U.S. Government Securities
  Ultra-Short Bond Fund...........        2,019               --               2,019                --                2,019
Ultra-Short Bond Fund.............        7,484               --               7,484                --                7,484

STI CLASSIC FUNDS  March 31, 2006

                                         Distributions paid from
                                    ---------------------------------
                                    Net Investment    Net Long Term      Total Taxable        Tax-Exempt      Total Distributions
Fund                                  Income($)      Capital Gains($)   Distributions($)   Distributions($)        Paid($)*
----                                --------------   ----------------   ----------------   ----------------   -------------------
Virginia Intermediate Municipal
  Bond Fund.......................           --            1,180               1,180             5,997                7,177
Virginia Municipal Bond Fund......           44              514                 558             1,950                2,508
Prime Quality Money Market Fund...      171,636               --             171,636                --              171,636
Tax-Exempt Money Market Fund......           --               75                  75            34,712               34,787
U.S. Government Securities Money
  Market Fund.....................       20,612               --              20,612                --               20,612
U.S. Treasury Money Market Fund...       40,814               --              40,814                --               40,814
Virginia Tax-Free Money Market
  Fund............................           79               24                 103            10,216               10,319

---------------

* Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

Amounts designated as "--" are either $0 or have been rounded to $0.

The tax character of distributions paid to shareholders during the period ended March 31, 2005 was as follows:

                                         Distributions paid from
                                    ---------------------------------
                                    Net Investment    Net Long Term      Total Taxable        Tax-Exempt      Total Distributions
Fund                                  Income($)      Capital Gains($)   Distributions($)   Distributions($)        Paid($)*
----                                --------------   ----------------   ----------------   ----------------   -------------------
Core Bond Fund....................       1,857              267               2,124                 --               2,124
Florida Tax-Exempt Bond Fund......         183            1,935               2,118              4,221               6,339
Georgia Tax-Exempt Bond Fund......          --            2,446               2,446              2,857               5,303
High Income Fund..................       7,686            3,222              10,908                 --              10,908
High Quality Bond Fund............       2,841               --               2,841                 --               2,841
Intermediate Bond Fund............         556              328                 884                 --                 884
Investment Grade Bond Fund........      16,165               --              16,165                 --              16,165
Investment Grade Tax-Exempt Bond
  Fund............................       2,491            1,716               4,207              5,012               9,219
Limited Duration Fund.............         821                3                 824                 --                 824
Limited-Term Federal Mortgage
  Securities Fund.................      15,039               --              15,039                 --              15,039
Maryland Municipal Bond Fund......          --              385                 385              1,244               1,629
North Carolina Tax-Exempt Bond
  Fund............................         144               --                 144                953               1,097
Seix High Yield Fund..............      49,190            7,880              57,070                 --              57,070
Short-Term Bond Fund..............       6,112               --               6,112                 --               6,112
Short-Term U.S. Treasury
  Securities Fund.................       2,056              897               2,953                 --               2,953
Strategic Income Fund.............       8,663            1,163               9,826                 --               9,826
Total Return Bond Fund............       1,724               --               1,724                 --               1,724
U.S. Government Securities Fund...       9,498               --               9,498                 --               9,498
U.S. Government Securities
  Ultra-Short Bond Fund...........       1,660               --               1,660                 --               1,660
Ultra-Short Bond Fund.............       3,559               --               3,559                 --               3,559
Virginia Intermediate Municipal
  Bond Fund.......................          --            1,613               1,613              5,139               6,752
Virginia Municipal Bond Fund......          --              840                 840              1,558               2,398
Prime Quality Money Market Fund...      47,933               --              47,933                 --              47,933
Tax-Exempt Money Market Fund......         221              210                 431             10,358              10,789

STI CLASSIC FUNDS  March 31, 2006

                                         Distributions paid from
                                    ---------------------------------
                                    Net Investment    Net Long Term      Total Taxable        Tax-Exempt      Total Distributions
Fund                                  Income($)      Capital Gains($)   Distributions($)   Distributions($)        Paid($)*
----                                --------------   ----------------   ----------------   ----------------   -------------------
U.S. Government Securities Money
  Market Fund.....................       7,574               --               7,574                 --               7,574
U.S. Treasury Money Market Fund...      11,628               --              11,628                 --              11,628
Virginia Tax-Free Money Market
  Fund............................          77               69                 146              2,457               2,603

---------------

* Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

Amounts designated as "--" are either $0 or have been rounded to $0.

The tax character of distributions paid to shareholders during the fiscal years ended as noted, were as follows (in thousands):

                                         Distributions paid from
                                    ---------------------------------
                                    Net Investment    Net Long Term      Total Taxable        Tax-Exempt      Total Distributions
Fund                                  Income($)      Capital Gains($)   Distributions($)   Distributions($)        Paid($)*
----                                --------------   ----------------   ----------------   ----------------   -------------------
Core Bond Fund(a).................       2,217              141               2,358                 --               2,358
Florida Tax-Exempt Bond Fund(b)...         973            2,705               3,678              5,436               9,114
Georgia Tax-Exempt Bond Fund(b)...           2              827                 829              3,770               4,599
High Income Fund(b)...............      14,342               --              14,342                 --              14,342
High Quality Bond Fund(b).........       1,056               --               1,056                 --               1,056
Intermediate Bond Fund(a).........         973               --                 973                 --                 973
Investment Grade Bond Fund(b).....      26,425               --              26,425                 --              26,425
Investment Grade Tax-Exempt Bond
  Fund(b).........................       3,652            1,555               5,207              5,330              10,537
Limited Duration Fund(a)..........       1,544               --               1,544                 --               1,544
Limited-Term Federal Mortgage
  Securities Fund(b)..............      15,208               --              15,208                 --              15,208
Maryland Municipal Bond Fund(b)...          66              940               1,006              1,615               2,621
North Carolina Tax-Exempt Bond
  Fund(b).........................         251               --                 251                 --                 251
Seix High Yield Fund(a)...........      89,336              164              89,500                 --              89,500
Short-Term Bond Fund(b)...........       8,004               --               8,004                 --               8,004
Short-Term U.S. Treasury
  Securities Fund(b)..............       3,462            1,663               5,125                 --               5,125
Strategic Income Fund(b)..........      11,744              558              12,302                 --              12,302
Total Return Bond Fund(b).........         607               --                 607                 --                 607
U.S. Government Securities
  Fund(b).........................      10,576              598              11,174                 --              11,174
U.S. Government Securities
  Ultra-Short Bond Fund(b)........       1,906               --               1,906                 --               1,906
Ultra-Short Bond Fund(b)..........       3,817               --               3,817                 --               3,817
Virginia Intermediate Municipal
  Bond Fund(b)....................          --            1,695               1,695              6,527               8,222
Virginia Municipal Bond Fund(b)...          42            1,236               1,278              1,945               3,223
Prime Quality Money Market
  Fund(b).........................      26,658               --              26,658                 --              26,658
Tax-Exempt Money Market Fund(b)...          54               81                 135              5,966               6,101
U.S. Government Securities Money
  Market Fund(b)..................       3,705               --               3,705                 --               3,705

STI CLASSIC FUNDS  March 31, 2006

                                         Distributions paid from
                                    ---------------------------------
                                    Net Investment    Net Long Term      Total Taxable        Tax-Exempt      Total Distributions
Fund                                  Income($)      Capital Gains($)   Distributions($)   Distributions($)        Paid($)*
----                                --------------   ----------------   ----------------   ----------------   -------------------
U.S. Treasury Money Market
  Fund(b).........................       4,174                6               4,180                 --               4,180
Virginia Tax-Free Money Market
  Fund(b).........................          28               96                 124              1,436               1,560

---------------

(a) For the fiscal year ended October 31, 2004.

(b) For the fiscal year ended May 31, 2004.

 * Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid. Amounts designated as "--" are either $0 or have been rounded to $0.

As of March 31, 2006 the components of accumulated earnings (deficit) on a tax basis were as follows (in thousands):

                               Undistributed   Undistributed    Undistributed                                      Accumulated
                                Tax Exempt       Ordinary         Long Term       Accumulated   Distributions      Capital and
                                 Income($)       Income($)     Capital Gains($)   Earnings($)    Payable($)     Other Losses($)**
                               -------------   -------------   ----------------   -----------   -------------   -----------------
Core Bond Fund...............         --            1,971              --             1,971         (1,932)           (4,259)
Florida Tax-Exempt Bond
 Fund........................        481               --             130               611           (492)               --
Georgia Tax-Exempt Bond
 Fund........................        537               --             110               647           (399)               --
High Income Fund.............         --              464              --               464           (430)           (1,839)
High Quality Bond Fund.......         --              250              --               250           (184)           (1,386)
Intermediate Bond Fund.......         --              327              --               327           (301)             (596)
Investment Grade Bond Fund...         --            2,238              --             2,238         (2,037)           (7,224)
Investment Grade Tax-Exempt
 Bond Fund...................        699              483              --             1,182           (861)               --
Limited Duration Fund........         --              189               9               198           (188)               (5)
Limited-Term Federal Mortgage
 Securities Fund.............         --            1,546              --             1,546         (1,420)          (15,189)
Maryland Municipal Bond
 Fund........................         84               36              65               185           (128)               --
North Carolina Tax-Exempt
 Bond Fund...................         52               --              --                52           (116)             (173)
Seix Floating Rate High
 Income Fund.................         --              456              --               456           (434)              (23)
Seix High Yield Fund.........         --            6,757              --             6,757         (6,701)          (10,101)
Short-Term Bond Fund.........         --            1,054              --             1,054           (984)           (9,991)
Short-Term U.S. Treasury
 Securities Fund.............         --              208              --               208           (208)           (1,628)
Strategic Income Fund........         --            1,551              --             1,551         (1,065)           (9,618)
Total Return Bond Fund.......         --              243              --               243           (245)           (1,362)
U.S. Government Securities
 Fund........................         --            1,614              --             1,614         (1,282)           (5,881)
U.S. Government Ultra-Short
 Bond Fund...................         --              172              --               172           (153)           (1,245)
Ultra-Short Bond Fund........         --            1,161              --             1,161           (893)           (1,904)
Virginia Intermediate
 Municipal Bond Fund.........        477               --              --               477           (512)             (123)
Virginia Municipal Bond
 Fund........................        145               --              --               145           (170)              (28)
Prime Quality Money Market
 Fund........................         --           23,693              88            23,781        (23,767)               --
Tax-Exempt Money Market
 Fund........................      4,115               24               5             4,144         (4,115)               --

                                    Unrealized
                                   Appreciation         Total Accumulated
                               (Depreciation)($)***   Earnings (Deficit)($)
                               --------------------   ---------------------
Core Bond Fund...............         (9,756)                (13,976)
Florida Tax-Exempt Bond
 Fund........................            526                     645
Georgia Tax-Exempt Bond
 Fund........................          2,473                   2,721
High Income Fund.............            872                    (933)
High Quality Bond Fund.......         (1,090)                 (2,410)
Intermediate Bond Fund.......         (1,565)                 (2,135)
Investment Grade Bond Fund...        (11,230)                (18,253)
Investment Grade Tax-Exempt
 Bond Fund...................           (210)                    111
Limited Duration Fund........            (13)                     (8)
Limited-Term Federal Mortgage
 Securities Fund.............         (6,296)                (21,359)
Maryland Municipal Bond
 Fund........................            549                     606
North Carolina Tax-Exempt
 Bond Fund...................            (65)                   (302)
Seix Floating Rate High
 Income Fund.................           (329)                   (330)
Seix High Yield Fund.........         (9,748)                (19,793)
Short-Term Bond Fund.........         (4,413)                (14,334)
Short-Term U.S. Treasury
 Securities Fund.............         (1,218)                 (2,846)
Strategic Income Fund........         (1,658)                (10,790)
Total Return Bond Fund.......         (1,346)                 (2,710)
U.S. Government Securities
 Fund........................         (6,692)                (12,241)
U.S. Government Ultra-Short
 Bond Fund...................           (233)                 (1,459)
Ultra-Short Bond Fund........         (1,050)                 (2,686)
Virginia Intermediate
 Municipal Bond Fund.........          1,554                   1,396
Virginia Municipal Bond
 Fund........................            931                     878
Prime Quality Money Market
 Fund........................             --                      14
Tax-Exempt Money Market
 Fund........................             --                      29

STI CLASSIC FUNDS  March 31, 2006

                               Undistributed   Undistributed    Undistributed                                      Accumulated
                                Tax Exempt       Ordinary         Long Term       Accumulated   Distributions      Capital and
                                 Income($)       Income($)     Capital Gains($)   Earnings($)    Payable($)     Other Losses($)**
                               -------------   -------------   ----------------   -----------   -------------   -----------------
U.S. Government Securities
 Money Market Fund...........         --            2,249              --             2,249         (2,249)               --
U.S. Treasury Money Market
 Fund........................         --            5,298              --             5,298         (5,237)             (209)
Virginia Tax-Free Money
 Market Fund.................      1,120                4              --             1,124         (1,115)               --

                                    Unrealized
                                   Appreciation         Total Accumulated
                               (Depreciation)($)***   Earnings (Deficit)($)
                               --------------------   ---------------------
U.S. Government Securities
 Money Market Fund...........             --                      --
U.S. Treasury Money Market
 Fund........................             (2)                   (150)
Virginia Tax-Free Money
 Market Fund.................             --                       9

---------------

 ** As of the latest tax year end of March 31, 2006, the following Funds had net capital loss carryovers to offset future net capital gains, if any, to the extent provided by the Treasury regulations (in thousands). To the extent that these carryovers are used to offset future gains, it is probable that the gains so offset will not be distributed to shareholders.

                                                                                  Expires
                                                              -----------------------------------------------
                                                              2009($)   2011($)   2012($)   2013($)   2014($)
                                                              -------   -------   -------   -------   -------
High Quality Bond Fund......................................      --        --        --       951        --
Intermediate Bond Fund......................................      --        --        --        --        86
Investment Grade Bond Fund..................................   7,224        --        --        --        --
Limited-Term Federal Mortgage Securities Fund...............      --        --     5,162     3,272     5,209
North Carolina Tax-Exempt Bond Fund.........................      --        --        --        --       170
Seix High Yield Fund........................................      --        --        --        --     5,154
Short-Term Bond Fund........................................     352     9,216        22       354        47
Short-Term U.S. Treasury Securities Fund....................      --        --        --       246       907
Total Return Bond Fund......................................      --        --       161       573        --
U.S. Government Securities Fund.............................      --        --     2,698       508       251
U.S. Government Ultra-Short Bond Fund.......................      --        --       518       393       272
Ultra-Short Bond Fund.......................................      --        --       588       548       573
U.S. Treasury Money Market Fund.............................      --        --        --       165        42

As of March 31, 2006, the Short-Term Bond Fund has additional capital loss carryforwards, subject to any applicable limitations on availability, to offset future gains, if any, as the successor of a merger with the Classic Institutional Short-Term Bond Fund. These amounts are $22 and $353 expiring in 2012 and 2013, respectively, in thousands.

During the year ended March 31, 2006, the Core Bond Fund, Florida Tax-Exempt Bond Fund, High Quality Bond Fund, Intermediate Bond Fund, Investment Grade Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, North Carolina Tax-Exempt Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund, Total Return Bond Fund, U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund, Ultra-Short Bond Fund, Prime Quality Money Market Fund and U.S. Treasury Money Market Fund utilized $269, $1, $19, $86, $6,129, $8, $5,209, $170, $19, $5,154, $47, $907, $57, $251, $272, $573, $17 and
$42 in capital loss carryforwards, respectively, in thousands.

Net Capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year.

The Core Bond Fund, High Income Fund, High Quality Bond Fund, Intermediate Bond Fund, Limited Duration Fund, Limited-Term Federal Mortgage Securities Fund, North Carolina Tax-Exempt Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund, Short-Term U.S. Treasury Securities Fund, Strategic Income Fund, Total Return Bond Fund, U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund, Ultra-Short Bond Fund, Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund and U.S. Treasury Money Market Fund have incurred and will elect to defer $4,259, $1,839, $435, $510, $5, $1,546, $3, $23, $4,947, $475, $9,618, $628, $2,424, $62, $195, $123, $28 and
$2, respectively, in thousands, in capital losses.

*** The differences between book-basis and tax-basis unrealized appreciation
    (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

Amounts designated as "--" are either $0 or have been rounded to $0.

7. Risks

The prices of the Funds' fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Funds' fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

STI CLASSIC FUNDS  March 31, 2006

The High Income, Seix High Yield and Strategic Income Funds invest in high yield corporate, government, and other debt instruments of U.S. and non-U.S. issuers. High yield securities involve greater risk of default or downgrade and are more volatile than investment grade securities.

The Strategic Income Fund and Total Return Bond Fund invest in securities of foreign issuers in various countries. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers, including governments, in emerging market countries may be more precarious than in other countries. As a result, there will tend to be a decreased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Florida Tax-Exempt Bond, Georgia Tax-Exempt Bond, Maryland Municipal Bond, North Carolina Tax-Exempt Bond, Virginia Intermediate Municipal Bond, Virginia Municipal Bond and Virginia Tax-Free Money Market Funds' concentrations of investments in securities of issuers located in a specific region subjects each Fund to the economic and government policies of that region.

The Core Bond, High Quality Bond, Intermediate Bond, Investment Grade Bond, Limited Duration, Limited-Term Federal Mortgage Securities, Short-Term Bond, Total Return Bond, U.S. Government Securities, U.S. Government Securities Ultra-Short Bond and Ultra-Short Bond Funds invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans shortens the stated maturity of these respective obligations and may result in a loss of premium, if any has been paid. Estimates of such prepayments are used to calculate expected maturity dates and a Fund's average duration.

The Money Market Funds invest primarily in money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating organization, or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry, state or region.

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions or financial guaranty assurance agencies' credit quality should deteriorate, it could cause the individual security's credit quality to change. Additionally, if any of the Funds concentrate their letters of credit in any one financial institution, the risk of credit quality deterioration increases.

The Funds hold certain securities the issuer of which operates under a congressional charter. These securities (Federal Home Loan Mortgage Corporation, Federal Home Loan Bank and Federal National Mortgage Association) are neither issued nor guaranteed by the U.S. Government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit), would require congressional action.

8. Securities Lending

The Funds (other than the Money Market Funds) may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board. These loans may not exceed either (i) 50% of the sum of the market value of all securities of the Fund and the market value of the loan collateral or (ii) 33.33% of the total market value of all securities of the Fund. No Fund will lend portfolio securities to its investment adviser or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission. Loans of portfolio

STI CLASSIC FUNDS  March 31, 2006

securities will be fully collateralized by cash, letters of credit or U.S. government securities. The value of the collateral is at least 102% of the market value of the securities loaned, and is maintained in an amount equal to at least 100% thereafter. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

A fee will be obtained from the borrower if letters of credit or U.S. government securities are used as collateral. Cash collateral received in connection with securities lending is invested in the CSFB Enhanced Liquidity Portfolio (the "Portfolio"). This investment may consist of money market mutual funds registered under the Investment Company Act of 1940 and money market instruments including commercial paper, repurchase agreements, U.S. Treasury Bills and U.S. Agency Obligations. At March 31, 2006, the Portfolio was invested in certificates of deposit, repurchase agreements, asset backed securities and corporate bonds (with interest rates ranging from 4.58% to 5.09% and maturity dates ranging from 04/03/06 to 04/17/17).

The Funds paid fees security lending fees during the year ended March 31, 2006, which have been netted against the Securities Lending Income on the Statements of Operations. These fees are presented below (in thousands):

                                                               Fees($)
                                                               -------
High Income Fund............................................      13
Investment Grade Bond Fund..................................     235
Limited-Term Federal Mortgage Securities Fund...............       6
Seix High Yield Fund........................................      82
Short-Term Bond Fund........................................      31
Strategic Income Fund.......................................     132
U.S. Government Securities Fund.............................      91
U.S. Government Securities Ultra-Short Bond Fund............      --
Ultra-Short Bond Fund.......................................       2

---------------

Amounts designated as "--" round to less than $1,000.

9. Other Federal Tax Information (Unaudited)

For corporate shareholders, no portion of the total ordinary income distributions paid by the Funds during the year ended March 31, 2006 qualified for the corporate dividends received deduction. Therefore, none of the Funds paid qualified dividend income for the year ended March 31, 2006.

10. Subsequent Event

On May 8, 2006, the Seix Floating Rate High Income Fund began offering A Shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of STI Classic Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Core Bond Fund (formerly "Classic Institutional Core Bond Fund"), Florida Tax-Exempt Bond Fund, Georgia Tax-Exempt Bond Fund, High Income Fund, High Quality Bond Fund (formerly "Classic Institutional High Quality Bond Fund"), Intermediate Bond Fund (formerly "Classic Institutional Intermediate Bond Fund"), Investment Grade Bond Fund, Investment Grade Tax-Exempt Bond Fund, Limited Duration Fund (formerly "Classic Institutional Limited Duration Fund"), Limited-Term Federal Mortgage Securities Fund, Maryland Municipal Bond Fund, North Carolina Tax-Exempt Bond Fund, Seix Floating Rate High Income Fund, Seix High Yield Fund (formerly "Seix Institutional High Yield Fund"), Short-Term Bond Fund, Short-Term U.S. Treasury Securities Fund, Strategic Income Fund, Total Return Bond Fund (formerly "Classic Institutional Total Return Bond Fund"), U.S. Government Securities Fund, U.S. Government Securities Ultra-Short Bond Fund (formerly "Classic Institutional U.S. Government Securities Super Short Income Plus Fund"), Ultra-Short Bond Fund (formerly "Classic Institutional Super Short Income Plus Fund"), Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund, Prime Quality Money Market Fund, Tax-Exempt Money Market Fund, U.S. Government Securities Money Market Fund, U.S. Treasury Money Market Fund, and Virginia Tax-Free Money Market Fund (twenty-eight of the fifty-three funds constituting STI Classic Funds, hereafter referred to as the "Funds") at March 31, 2006, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, except as discussed below where funds were audited by other independent accountants, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights for the period ended May 31, 2004 of the North Carolina Tax-Exempt Bond Fund were audited by other independent accountants whose report dated July 19, 2004 expressed an unqualified opinion on those financial statements. The financial highlights for each of the three years (or periods) ended October 31, 2003 of the Core Bond Fund, Intermediate Bond Fund, Limited Duration Fund and Seix High Yield Fund were audited by other independent accountants whose report dated December 19, 2003 expressed an unqualified opinion on those financial statements. The financial highlights for the year ended May 31, 2001 for all other funds were audited by other independent accountants who have ceased operations. Those independent accountants expressed an unqualified opinion on those financial statements in their report dated July 18, 2001.

As discussed in Note 1, U.S. Government Securities Ultra-Short Bond Fund and Ultra-Short Bond Fund have restated their previously issued March 31, 2005 financial statements for the periods ended March 31, 2005, May 31, 2004, May 31, 2003 and May 31, 2002.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
May 25, 2006

TRUSTEES AND OFFICERS OF THE STI CLASSIC FUNDS (UNAUDITED)

Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees." Messrs. Courts and Ridley are trustees who may be deemed to be "interested persons" of the Trust.
--------------------------------------------------------------------------------

                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                                          TERM OF                                          THE STI                 OTHER
                         POSITION(S)     OFFICE AND                PRINCIPAL            FUND COMPLEX           DIRECTORSHIPS
     NAME, ADDRESS,       HELD WITH      LENGTH OF               OCCUPATION(S)           OVERSEEN BY              HELD BY
     DATE OF BIRTH        THE GROUP     TIME SERVED         DURING THE PAST 5 YEARS        TRUSTEE                TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*:
Richard W. Courts, II     Trustee      Indefinite;      Chairman, Atlantic Investment        60         Genuine Parts Company;
3435 Stelzer Road                      since November   Company                                         Piedmont Medical Center;
Columbus, OH 43219                     2001                                                             SunTrust Bank
DOB 01/18/36
------------------------------------------------------------------------------------------------------------------------------------
Clarence H. Ridley        Trustee      Indefinite;      Chairman, Haverty Furniture          60         Crawford & Co.
3435 Stelzer Road                      since November   Companies; Partner, King and
Columbus, OH 43219                     2001             Spaulding LLP (law firm) (1977
DOB 06/03/42                                            to 2000)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
Thomas Gallagher          Trustee      Indefinite;      President, CEO, Genuine Parts        60         Genuine Parts Company;
3435 Stelzer Road                      since May 2000   Company                                         Oxford Industries, Inc.
Columbus, OH 43219
DOB 11/25/47
------------------------------------------------------------------------------------------------------------------------------------
F. Wendell Gooch          Trustee      Indefinite;      Retired                              60         SEI Family of Funds
3435 Stelzer Road                      since May 1992
Columbus, OH 43219
DOB 12/03/32
------------------------------------------------------------------------------------------------------------------------------------
Sidney E. Harris          Trustee      Indefinite;      Professor (since 2004) and Dean      60         ServiceMaster Company; Total
3435 Stelzer Road                      since November   (1997-2004), J. Mack Robinson                   System Services, Inc.;
Columbus, OH 43219                     2004             College of Business, Georgia                    Transamerica Investors, Inc.
DOB 07/21/49                                            State University.                               (13 Mutual Funds)
------------------------------------------------------------------------------------------------------------------------------------
Warren Y. Jobe            Trustee      Indefinite;      Retired. EVP, Georgia Power          60         WellPoint, Inc.; UniSource
3435 Stelzer Road                      since November   Company and SVP, Southern                       Energy Corp.; HomeBanc Corp.
Columbus, OH 43219                     2004             Company (1998-2001)
DOB 11/12/40
------------------------------------------------------------------------------------------------------------------------------------
Connie D. McDaniel        Trustee      Indefinite;      Vice President and Controller,       60         None
3435 Stelzer Road                      since May 2005   The Coca-Cola Company
Columbus, OH 43219
DOB 04/10/58
------------------------------------------------------------------------------------------------------------------------------------
James O. Robbins          Trustee      Indefinite;      Retired. President, CEO, Cox         60         Cox Communications; Humana,
3435 Stelzer Road                      since May 2000   Communications, Inc.                            Inc.
Columbus, OH 43219                                      (1985-2005)
DOB 07/04/42
------------------------------------------------------------------------------------------------------------------------------------
Charles D. Winslow        Trustee      Indefinite;      Retired. Formerly Partner,           60         None
3435 Stelzer Road                      since November   Accenture (consulting)
Columbus, OH 43219                     2004
DOB 07/13/35
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Courts may be deemed an Interested Trustee because of his directorships with affiliates of the Investment Adviser. Mr. Ridley may be deemed an Interested Trustee because of a material business relationship with the parent of the Investment Adviser.

                                                       TERM OF
                              POSITION(S)            OFFICE AND
     NAME, ADDRESS,            HELD WITH              LENGTH OF                         PRINCIPAL OCCUPATION(S)
     DATE OF BIRTH             THE GROUP             TIME SERVED                        DURING THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
R. Jeffrey Young           President            One-year; since July    Senior Vice President, Relationship Management, BISYS
3435 Stelzer Road                               2004                    Fund Services (since 2002); Vice President, Client
Columbus, OH 43219                                                      Services, BISYS Fund Services; (1997-2002)
DOB 08/22/64
--------------------------------------------------------------------------------------------------------------------------------
Deborah A. Lamb            Executive Vice       One-year; since         Chief Compliance Officer and Managing Director, Trusco
50 Hurt Plaza              President,           September 2004; since   Capital Management, Inc. (since 2003); President,
Atlanta, GA 30303          Assistant            November 2003; since    Investment Industry Consultants, LLC (2000-2003)
DOB 10/02/52               Secretary; Chief     August 2004
                           Compliance Officer   (respectively)
--------------------------------------------------------------------------------------------------------------------------------
Joel B. Engle              Treasurer, Chief     One-year; since May     Director, Fund Administration, BISYS Fund Services
3435 Stelzer Road          Financial Officer    2006*                   (since 2006); Self-employed, retail business owner
Columbus, OH 43219                                                      (2003-2006); Vice President, Financial Services, BISYS
DOB 10/31/65                                                            Fund Services (1998- 2003)
--------------------------------------------------------------------------------------------------------------------------------
Cynthia J. Surprise        Secretary and        One-year; since         Senior Counsel, Legal Services, BISYS Fund Services
3435 Stelzer Road          Chief Legal          February 2005           (since 2004); Director and Counsel, Investors Bank &
Columbus, OH 43219         Officer                                      Trust Company (1999-2004)
DOB 07/08/46
--------------------------------------------------------------------------------------------------------------------------------
Alaina V. Metz             Assistant            One-year; since July    Vice President, Blue Sky Compliance, BISYS Fund Services
3435 Stelzer Road          Secretary            2004                    (since 2002); Chief Administrative Officer, Blue Sky
Columbus, OH 43219                                                      Compliance, BISYS Fund Services (1995-2002)
DOB 04/07/67
--------------------------------------------------------------------------------------------------------------------------------
Jennifer English           Assistant            One-year; since         Assistant Counsel, Legal Services, BISYS Fund Services
3435 Stelzer Road          Secretary            November 2005           (since 2005); Assistant Counsel, PFPC, Inc. (2002-2005);
Columbus, OH 43219                                                      Associate Legal Product Manager, Fidelity Investments
DOB 03/05/72                                                            (2001); Regulatory Specialist, Wellington Management
                                                                        Company, LLP (1998-2001)
--------------------------------------------------------------------------------------------------------------------------------

* Elected at the Board of Trustee meeting May 9, 2006.

The Trust's Statement of Additional Information includes additional information about the Trust's trustees and officers. To request your free copy of the Statement of Additional Information, call toll free 1-888-STI-FUND.

ADDITIONAL INFORMATION (UNAUDITED)

EXPENSE EXAMPLES

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and/or service fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2005 through March 31, 2006.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                        Beginning          Ending           Expense Paid          Expense Ratio
                                                      Account Value     Account Value      During Period*        During Period**
                                                        10/01/05          03/31/06        10/01/05-03/31/06     10/01/05-03/31/06
                                                      -------------     -------------     -----------------     -----------------
Core Bond Fund....................    I Shares          $1,000.00         $  999.00             $1.40                 0.28%
                                      A Shares           1,000.00            996.80              2.64                 0.53
                                      C Shares           1,000.00            993.00              6.36                 1.28
Florida Tax-Exempt Bond Fund......    I Shares           1,000.00          1,004.30              3.05                 0.61
                                      A Shares           1,000.00          1,003.50              3.80                 0.76
                                      C Shares           1,000.00            999.30              8.03                 1.61
Georgia Tax-Exempt Bond Fund......    I Shares           1,000.00          1,006.70              3.10                 0.62
                                      A Shares           1,000.00          1,007.00              3.85                 0.77
                                      C Shares           1,000.00          1,002.70              8.09                 1.62
High Income Fund..................    I Shares           1,000.00          1,031.80              3.60                 0.71
                                      A Shares           1,000.00          1,030.20              5.11                 1.01
                                      C Shares           1,000.00          1,025.30              8.68                 1.72
High Quality Bond Fund............    I Shares           1,000.00            999.40              1.64                 0.33
Intermediate Bond Fund............    I Shares           1,000.00          1,001.30              1.45                 0.29
                                      A Shares           1,000.00          1,000.10              2.74                 0.55
                                      C Shares           1,000.00            996.20              6.37                 1.28
Investment Grade Bond Fund........    I Shares           1,000.00          1,010.00              2.81                 0.56
                                      A Shares           1,000.00          1,009.50              4.31                 0.86
                                      C Shares           1,000.00          1,005.00              7.80                 1.56
Investment Grade Tax-Exempt Bond
  Fund............................    I Shares           1,000.00          1,006.90              2.80                 0.56
                                      A Shares           1,000.00          1,004.60              4.30                 0.86
                                      C Shares           1,000.00          1,001.10              7.83                 1.57
Limited Duration Fund.............    I Shares           1,000.00          1,020.30              0.20                 0.04
Limited-Term Federal Mortgage
  Securities Fund.................    I Shares           1,000.00          1,006.40              2.90                 0.58
                                      A Shares           1,000.00          1,005.40              3.90                 0.78
                                      C Shares           1,000.00          1,001.40              7.88                 1.58
Maryland Municipal Bond Fund......    I Shares           1,000.00          1,008.90              3.21                 0.64
                                      A Shares           1,000.00          1,008.10              3.96                 0.79
                                      C Shares           1,000.00          1,003.80              8.19                 1.64
North Carolina Tax-Exempt Bond
  Fund............................    I Shares           1,000.00          1,007.40              3.35                 0.67
                                      A Shares           1,000.00          1,009.10              4.26                 0.85
                                      C Shares           1,000.00          1,002.80              8.54                 1.71
Seix Floating Rate High Income
  Fund............................    I Shares(a)        1,000.00          1,000.20              0.45                 0.09

                                                        Beginning          Ending           Expense Paid          Expense Ratio
                                                      Account Value     Account Value      During Period*        During Period**
                                                        10/01/05          03/31/06        10/01/05-03/31/06     10/01/05-03/31/06
                                                      -------------     -------------     -----------------     -----------------
Seix High Yield Fund..............    I Shares          $1,000.00         $1,019.40             $2.42                 0.48%
                                      A Shares           1,000.00          1,017.60              3.67                 0.73
                                      C Shares           1,000.00          1,013.50              7.43                 1.48
Short-Term Bond Fund..............    I Shares           1,000.00          1,020.80              2.42                 0.48
                                      A Shares           1,000.00          1,018.70              3.42                 0.68
                                      C Shares           1,000.00          1,015.70              7.44                 1.48
Short-Term U.S. Treasury
  Securities Fund.................    I Shares           1,000.00          1,008.40              2.55                 0.51
                                      A Shares           1,000.00          1,007.50              3.50                 0.70
                                      C Shares           1,000.00          1,002.40              7.59                 1.52
Strategic Income Fund.............    I Shares           1,000.00            999.10              3.59                 0.72
                                      A Shares           1,000.00            996.60              5.08                 1.02
                                      C Shares           1,000.00            994.20              8.55                 1.72
Total Return Bond Fund............    I Shares           1,000.00            996.60              2.19                 0.44
U.S. Government Securities Fund...    I Shares           1,000.00            998.90              2.84                 0.57
                                      A Shares           1,000.00            998.40              4.33                 0.87
                                      C Shares           1,000.00            994.00              7.81                 1.57
U.S. Government Securities
  Ultra-Short Bond................    I Shares           1,000.00          1,015.70              1.56                 0.31
Ultra-Short Bond Fund.............    I Shares           1,000.00          1,017.20              1.46                 0.29
Virginia Intermediate Municipal
  Bond Fund.......................    I Shares           1,000.00          1,006.70              3.10                 0.62
                                      A Shares           1,000.00          1,006.00              3.85                 0.77
                                      C Shares           1,000.00          1,001.70              8.08                 1.62
Virginia Municipal Bond Fund......    I Shares           1,000.00          1,006.80              3.25                 0.65
                                      A Shares           1,000.00          1,005.10              4.15                 0.83
                                      C Shares           1,000.00          1,000.80              8.23                 1.65
Prime Quality Money Market Fund...    I Shares           1,000.00          1,018.80              2.77                 0.55
                                      A Shares           1,000.00          1,018.00              3.52                 0.70
                                      C Shares           1,000.00          1,017.50              4.02                 0.80
Tax-Exempt Money Market Fund......    I Shares           1,000.00          1,012.60              2.46                 0.49
                                      A Shares           1,000.00          1,011.90              3.21                 0.64
U.S. Government Securities Money
  Market Fund.....................    I Shares           1,000.00          1,017.80              3.07                 0.61
                                      A Shares           1,000.00          1,017.10              3.82                 0.76
U.S. Treasury Money Market Fund...    I Shares           1,000.00          1,017.50              2.97                 0.59
                                      A Shares           1,000.00          1,016.70              3.72                 0.74
Virginia Tax-Free Money Market
  Fund............................    I Shares           1,000.00          1,012.90              2.26                 0.45
                                      A Shares           1,000.00          1,012.10              3.01                 0.60

---------------

 * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized.

(a) Information shown reflects values for the period from March 2, 2006 (commencement of operations to March 31, 2006) and has been calculated using expense ratios and rates of return for the same period.

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Beginning          Ending           Expense Paid          Expense Ratio
                                                      Account Value     Account Value      During Period*        During Period**
                                                        10/01/05          03/31/06        10/01/05-03/31/06     10/01/05-03/31/06
                                                      -------------     -------------     -----------------     -----------------
Core Bond Fund....................    I Shares          $1,000.00         $1,023.54             $1.41                 0.28%
                                      A Shares           1,000.00          1,022.29              2.67                 0.53
                                      C Shares           1,000.00          1,018.55              6.44                 1.28
Florida Tax-Exempt Bond Fund......    I Shares           1,000.00          1,021.89              3.07                 0.61
                                      A Shares           1,000.00          1,021.14              3.83                 0.76
                                      C Shares           1,000.00          1,016.90              8.10                 1.61
Georgia Tax-Exempt Bond Fund......    I Shares           1,000.00          1,021.84              3.13                 0.62
                                      A Shares           1,000.00          1,021.09              3.88                 0.77
                                      C Shares           1,000.00          1,016.85              8.15                 1.62
High Income Fund..................    I Shares           1,000.00          1,021.39              3.58                 0.71
                                      A Shares           1,000.00          1,019.90              5.09                 1.01
                                      C Shares           1,000.00          1,016.36              8.65                 1.72
High Quality Bond Fund............    I Shares           1,000.00          1,022.19              2.77                 0.33
Intermediate Bond Fund............    I Shares           1,000.00          1,023.49              1.46                 0.29
                                      A Shares           1,000.00          1,022.19              2.77                 0.55
                                      C Shares           1,000.00          1,018.55              6.44                 1.28
Investment Grade Bond Fund........    I Shares           1,000.00          1,022.14              2.82                 0.56
                                      A Shares           1,000.00          1,020.64              4.33                 0.86
                                      C Shares           1,000.00          1,017.15              7.85                 1.56
Investment Grade Tax-Exempt Bond
  Fund............................    I Shares           1,000.00          1,022.14              2.82                 0.56
                                      A Shares           1,000.00          1,020.64              4.33                 0.86
                                      C Shares           1,000.00          1,017.10              7.90                 1.57
Limited Duration Fund.............    I Shares           1,000.00          1,024.73              0.20                 0.04
Limited-Term Federal Mortgage
  Securities Fund.................    I Shares           1,000.00          1,022.04              2.92                 0.58
                                      A Shares           1,000.00          1,021.04              3.93                 0.78
                                      C Shares           1,000.00          1,017.05              7.95                 1.58
Maryland Municipal Bond Fund......    I Shares           1,000.00          1,021.74              3.23                 0.64
                                      A Shares           1,000.00          1,020.99              3.98                 0.79
                                      C Shares           1,000.00          1,016.75              8.25                 1.64
North Carolina Tax-Exempt Bond
  Fund............................    I Shares           1,000.00          1,021.59              3.38                 0.67
                                      A Shares           1,000.00          1,020.69              4.28                 0.85
                                      C Shares           1,000.00          1,016.40              8.60                 1.71
Seix Floating Rate High Income
  Fund............................    I Shares(a)        1,000.00          1,024.48              0.45                 0.09
Seix High Yield Fund..............    I Shares           1,000.00          1,022.54              2.42                 0.48
                                      A Shares           1,000.00          1,021.29              3.68                 0.73
                                      C Shares           1,000.00          1,017.55              7.44                 1.48
Short-Term Bond Fund..............    I Shares           1,000.00          1,022.54              2.42                 0.48
                                      A Shares           1,000.00          1,021.54              3.43                 0.68
                                      C Shares           1,000.00          1,017.55              7.44                 1.48
Short-Term U.S. Treasury
  Securities Fund.................    I Shares           1,000.00          1,022.39              2.57                 0.51
                                      A Shares           1,000.00          1,021.44              3.53                 0.70
                                      C Shares           1,000.00          1,017.35              7.64                 1.52
Strategic Income Fund.............    I Shares           1,000.00          1,021.34              3.63                 0.72
                                      A Shares           1,000.00          1,019.85              5.14                 1.02
                                      C Shares           1,000.00          1,016.36              8.65                 1.72
Total Return Bond Fund............    I Shares           1,000.00          1,022.74              2.22                 0.44
U.S. Government Securities Fund...    I Shares           1,000.00          1,022.09              2.87                 0.57
                                      A Shares           1,000.00          1,020.59              4.38                 0.87
                                      C Shares           1,000.00          1,017.10              7.90                 1.57
U.S. Government Securities
  Ultra-Short Bond................    I Shares           1,000.00          1,023.39              1.56                 0.31

                                                        Beginning          Ending           Expense Paid          Expense Ratio
                                                      Account Value     Account Value      During Period*        During Period**
                                                        10/01/05          03/31/06        10/01/05-03/31/06     10/01/05-03/31/06
                                                      -------------     -------------     -----------------     -----------------
Ultra-Short Bond Fund.............    I Shares          $1,000.00         $1,023.49             $1.46                 0.29%
Virginia Intermediate Municipal
  Bond Fund.......................    I Shares           1,000.00          1,021.84              3.13                 0.62
                                      A Shares           1,000.00          1,021.09              3.88                 0.77
                                      C Shares           1,000.00          1,016.85              8.15                 1.62
Virginia Municipal Bond Fund......    I Shares           1,000.00          1,021.69              3.28                 0.65
                                      A Shares           1,000.00          1,020.79              4.18                 0.83
                                      C Shares           1,000.00          1,016.70              8.30                 1.65
Prime Quality Money Market Fund...    I Shares           1,000.00          1,022.19              2.77                 0.55
                                      A Shares           1,000.00          1,021.44              3.53                 0.70
                                      C Shares           1,000.00          1,020.94              4.03                 0.80
Tax-Exempt Money Market Fund......    I Shares           1,000.00          1,022.49              2.47                 0.49
                                      A Shares           1,000.00          1,021.74              3.23                 0.64
U.S. Government Securities Money
  Market Fund.....................    I Shares           1,000.00          1,021.89              3.07                 0.61
                                      A Shares           1,000.00          1,021.14              3.83                 0.76
U.S. Treasury Money Market Fund...    I Shares           1,000.00          1,021.99              2.97                 0.59
                                      A Shares           1,000.00          1,021.24              3.73                 0.74
Virginia Tax-Free Money Market
  Fund............................    I Shares           1,000.00          1,022.69              2.27                 0.45
                                      A Shares           1,000.00          1,021.94              3.02                 0.60

---------------
 * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized.

(a) Information shown reflects values for the period from March 2, 2006 (commencement of operations to March 31, 2006) and has been calculated using expense ratios and rates of return for the same period.

PROXY VOTING

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-STI-FUND. The information also is included in the Funds' Statement of Additional Information, which is available on the Funds' website at www.sticlassicfunds.com and on the Securities and Exchange Commission's website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds' website at www.sticlassicfunds.com and on the Securities and Exchange Commission's website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The Funds file a complete list of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the Securities and Exchange Commission's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                               INVESTMENT ADVISER:
                         Trusco Capital Management, Inc.

This information must be preceded or accompanied by a current prospectus for each Fund described. An investor should consider the Fund's investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about STI Classic Funds can be found in the Fund's prospectus. For additional information, please call 1-888-STI-FUND, or visit www.sticlassicfunds.com. Please read the prospectus carefully before investing.

                                  DISTRIBUTOR:
                     BISYS Fund Services Limited Partnership

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                                STI CLASSIC FUNDS

                                                                   STI-ABMM-0306
                                                                            5/06

                               2006 ANNUAL REPORT

                        INSTITUTIONAL MONEY MARKET FUNDS

                                 MARCH 31, 2006

                               STI CLASSIC FUNDS

TABLE OF CONTENTS

STI CLASSIC FUNDS March 31, 2006

Letter to Shareholders.....................................................    1

MANAGEMENT DISCUSSION AND ANALYSIS
Classic Institutional Cash Management Money Market Fund....................    3
Classic Institutional Municipal Cash Reserve Money Market Fund.............    4
Classic Institutional U.S. Government Securities Money Market Fund.........    5
Classic Institutional U.S. Treasury Securities Money Market Fund...........    6
Schedules of Portfolio Investments.........................................    8
Statements of Assets and Liabilities.......................................   22
Statements of Operations...................................................   23
Statements of Changes in Net Assets........................................   24
Financial Highlights.......................................................   26
Notes to Financial Statements..............................................   28
Report of Independent Registered Public Accounting Firm....................   34
Trustees and Officers of the STI Classic Funds.............................   35
Additional Information.....................................................   37

LETTER TO SHAREHOLDERS

March 31, 2006

Dear Valued STI Classic Funds Shareholder,

Another fiscal year has come to a successful close. The environment was challenging, and the path over the past twelve months was uneven, but both the economy and financial markets navigated the setbacks and emerged with positive results. The STI Classic Funds performed very well during these often trying times, with peer group outperformance by 27 stock and bond funds across a number of diverse styles and asset classes. This outperformance helped achieve competitive returns with well-diversified portfolios. We will highlight some key developments in the economy and financial markets, but would first like to thank you for your confidence and support in choosing the STI Classic Funds to help grow your investments. We greatly value the opportunity to serve you and continue to strive to meet your expectations every day.

The overall economic backdrop for the markets was positive despite natural, economic, and financial "headwinds." Real Gross Domestic Product(1) (GDP) grew 3.5% for the year ended March 2006, paced by strong double-digit gains in business capital spending. "Headline" inflation, as measured by the Consumer Price Index, increased 3.4% during the same period, which was 1% higher than in the previous fiscal year. Energy prices, as everyone is painfully aware, were largely responsible for the acceleration. However, if energy and food are taken out of the measure, as the Federal Reserve ("the Fed") prefers to do in setting monetary policy, the resulting core inflation rate was just 2.1%.

Unfortunately, the economy did not grow at an "average" pace for the entire year. The tragedies of hurricanes Katrina and Rita were a terrible blow in both sociological and economic terms. Though the storms occurred in the third quarter of 2005, the statistical impact of the devastation was concentrated in the fourth quarter, when growth slowed to an anemic 1.7%. The damage to the energy infrastructure from the storm helped drive prices sharply higher, draining discretionary dollars from consumer wallets and business bottom lines. Energy prices retreated somewhat during the fourth quarter, but then moved higher in the first quarter. Fed policy was another headwind for the economy. The central bank raised short-term interest rates fifteen consecutive times since June 2004, culminating in the 4.75% fed funds rate on March 31, 2006. During most of this time, the impact of the tightening was limited to short-term rates, but after the yield curve flattened at the end of 2005 (short and long rate roughly equal), long-term rates, such as home mortgage rates, also moved higher, making borrowing more expensive.

The continued growth in the economy, combined with reasonable valuations, helped equities move broadly higher during the fiscal year. The S&P 500 Index returned 11.72%, including dividends, during the twelve months ended March 31, 2006, compared with 6.69% in the previous year. Energy stocks, boosted by the increase in oil prices, out performed other major sectors in the index for the year. In addition, above average gains were posted in the financial, telecom, and technology sectors. Consumer stocks underperformed, reflecting the pressure on consumers as discussed earlier. The mix of sector performance did not overly benefit either the value or growth style for the year, except in small-caps, where growth outperformed value by four percentage points. Small-cap and mid-cap stocks performed very well over the past year, with a 25.85% gain in the Russell 2000(R) Index and a 21.54% rise in the Russell Midcap(R) Index. International stocks also performed very well, as evidenced by the 24.41% gain in the MSCI EAFE
Index.

In the fixed-income markets, the yield on the 10-year Treasury note was relatively "range-bound" for much of the year, but continued pressure from short-term rate increases and higher energy prices, among other factors pushed the yield to 4.85% by March. As a result, bond returns, as measured by the Lehman Brothers Aggregate Bond Index, returned a positive, but below average, 2.26% for the year ended March 31. Higher quality bonds, such as Treasuries, tended to lag the overall investment-grade index. The standout performer in the fixed-income market was the High Yield sector, which returned 7.43% during the year.

The STI Classic Funds performed very well during this period, as 27 funds across a wide spectrum of investment styles, generated above-average returns. These included large-cap growth and value, mid-cap, small-cap growth and value, short-and intermediate-term bonds, high yield, and municipal bonds. Many of these funds were highlighted for their strong performance in publications such as the Wall Street Journal, Investor's Business Daily, and Kiplinger's Personal Finance. In addition to strong performance, we reduced the internal expense ratios on many of the funds to expressly benefit you, our valued shareholder.

                                                          LETTER TO SHAREHOLDERS

Looking ahead, we expect continued economic growth, though the pace over the next year will likely be below that of the past year. This may allow the Fed to keep short-term rates steady for awhile as long as inflation remains contained. It promises to be quite a balancing act for new Fed Chairman Ben Bernanke! With growth likely to slow, interest rates relatively high as compared to the last few years, and elevated energy prices still a threat, our strategy is to emphasize quality company holdings that we believe are best able to weather a more challenging environment.

We close this letter with a special thanks to you, and also to Douglas Phillips, CFA, the founding president of Trusco Capital Management, who retired on December 31, 2005. Under Doug's outstanding leadership, the STI Classic Funds thrived even in the most challenging markets, to become one of the nation's leading mutual fund families. Of particular importance, we are most grateful to Doug Phillips for his strong sense of discipline, integrity, and commitment to the highest levels of client service. He will be missed, but his legacy will endure.

Sincerely,


/s/ David H. Edison
-------------------------------------
David H. Eidson
Chairman and CEO


/s/ Robert J. Rhodes
-------------------------------------
Robert J. Rhodes, CFA
Executive Vice President

(1) The Gross Domestic Product ("GDP") is the monetary value of all the finished goods and services produced within a country's borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY MARKET FUND

PORTFOLIO MANAGER

-    Robert S. Bowman, CFA

INVESTMENT CONCERNS

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

MANAGEMENT DISCUSSION & ANALYSIS

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The Fund was positioned for a rising rate environment by overweighting floating rate assets and maintaining shorter fixed maturities. During the period the Federal Reserve has increased interest rates at each Federal Open Market Committee ("FOMC") meeting benefiting the performance of the Fund.

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

Our outlook is that the Federal Reserve could raise interest rates at the next FOMC meeting to guard against a further rise in inflation. We expect a slowing in economic growth led by housing for the second half of this year. This slowing in economic activity could alleviate inflation concerns and allow the Federal Reserve to finish raising rates. We believe the portfolio has been structured to potentially benefit from a near term rise in rates and then a flattening of the LIBOR(1) curve later in the year.

(1) LIBOR is an interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market. The LIBOR is fixed on a daily basis by the British Bankers' Association. The LIBOR is derived from a filtered average of the world's most creditworthy banks' interbank deposit rates for larger loans with maturities between overnight and one full year.

YIELDS AND MATURITY DISTRIBUTION

                                INSTITUTIONAL
YIELDS (as of March 31, 2006)        SHARES
-----------------------------   -------------
7 Day Average Yield                 4.50%
7 Day Effective Yield               4.60%
30 Day Yield                        4.41%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

The yield quotation more closely reflects the current earnings of the Fund than the total return.

MATURITY DISTRIBUTION (as of March 31, 2006)(2) as a percentage of total investments

                                  (PIE CHART)

1-2 Days      23.4%
3-14 Days     44.6%
15-29 Days     2.2%
30-89 Days    10.0%
90-365 Days   19.8%

(2)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

CLASSIC INSTITUTIONAL MUNICIPAL CASH RESERVE MONEY MARKET FUND

PORTFOLIO MANAGER

-    Robert S. Bowman, CFA

INVESTMENT CONCERNS

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND seeks TO preserve THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

MANAGEMENT DISCUSSION & ANALYSIS

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The Fund was positioned for a rising rate environment by overweighting floating rate assets and maintaining shorter fixed maturities. During the period the Federal Reserve has increased interest rates at each Federal Open Market Committee ("FOMC") meeting benefiting the performance of the Fund.

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

Our outlook is that the Federal Reserve could raise interest rates at the next FOMC meeting to guard against a further rise in inflation. We expect a slowing in economic growth led by housing for the second half of this year. This slowing in economic activity could alleviate inflation concerns and allow the Federal Reserve to finish raising rates. We believe the portfolio has been structured to potentially benefit from a near term rise in rates and then a flattening of the LIBOR(1) curve later in the year.

(1) LIBOR is an interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market. The LIBOR is fixed on a daily basis by the British Bankers' Association. The LIBOR is derived from a filtered average of the world's most creditworthy banks' interbank deposit rates for larger loans with maturities between overnight and one full year.

YIELDS AND MATURITY DISTRIBUTION

                                INSTITUTIONAL
YIELDS (as of March 31, 2006)       SHARES
-----------------------------   -------------
7 Day Average Yield                 2.89%
7 Day Effective Yield               2.93%
30 Day Yield                        2.86%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

The yield quotation more closely reflects the current earnings of the Fund than the total return.

MATURITY DISTRIBUTION (as of March 31, 2006)(2) as a percentage of total investments

                                   (PIE CHART)

1-2 Days       15.8%
3-14 Days      80.2%
180-365 Days    4.0%

(2)  PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES MONEY MARKET FUND

PORTFOLIO MANAGER

-    Robert S. Bowman, CFA

INVESTMENT CONCERNS

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

U.S. GOVERNMENT GUARANTEES APPLY ONLY TO THE UNDERLYING SECURITIES OF THE FUND'S PORTFOLIO AND NOT THE FUND'S SHARES.

MANAGEMENT DISCUSSION & ANALYSIS

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The Fund was positioned for a rising rate environment by overweighting floating rate assets and maintaining shorter fixed maturities. During the period the Federal Reserve has increased interest rates at each Federal Open Market Committee ("FOMC") meeting benefiting the performance of the Fund.

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

Our outlook is that the Federal Reserve could raise interest rates at the next FOMC meeting to guard against a further rise in inflation. We expect a slowing in economic growth led by housing for the second half of this year. This slowing in economic activity could alleviate inflation concerns and allow the Federal Reserve to finish raising rates. We believe the portfolio has been structured to potentially benefit from a near term rise in rates and then a flattening of the LIBOR(1) curve later in the year.

(1) LIBOR is an interest rate at which banks can borrow funds, in marketable size, from other banks in the London interbank market. The LIBOR is fixed on a daily basis by the British Bankers' Association. The LIBOR is derived from a filtered average of the world's most creditworthy banks' interbank deposit rates for larger loans with maturities between overnight and one full year.

YIELDS AND MATURITY DISTRIBUTION

                                INSTITUTIONAL
YIELDS (as of March 31, 2006)       SHARES
-----------------------------   -------------
7 Day Average Yield                 4.37%
7 Day Effective Yield               4.46%
30 Day Yield                        4.29%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

The yield quotation more closely reflects the current earnings of the Fund than the total return.

MATURITY DISTRIBUTION (as of March 31, 2006)(2) as a percentage of total investments

                                   (PIE CHART)

1-2 Days       57.1%
3-14 Days      13.1%
15-29 Days      3.1%
30-59 Days      6.3%
60-89 Days      2.1%
90-179 Days     5.2%
180-365 Days   13.1%

(2) PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES MONEY MARKET FUND

PORTFOLIO MANAGER(S)

-    E. Dean Speer, CPA, CFA

-    Kimberly C. Maichle, CFA

-    Greg Hallman

INVESTMENT CONCERNS

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

MANAGEMENT DISCUSSION & ANALYSIS

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED MARCH 31, 2006?

The Fund was positioned for a rising rate environment by maintaining shorter fixed maturities. For the period the Federal Reserve has increased interest rates at each Federal Open Market Committee ("FOMC") meeting benefiting the performance of the Fund.

HOW DO YOU PLAN TO POSITION THE FUND, BASED ON MARKET CONDITIONS?

Our outlook is that the Federal Reserve could raise interest rates at the next FOMC meeting to guard against a further rise in inflation. We expect a slowing in economic growth led by housing for the second half of this year. This slowing in economic activity may alleviate inflation concerns and allow the Federal Reserve to finish raising rates. The portfolio has been structured to potentially benefit from a near term rise in rates and then a flattening of the yield curve later in the year.

YIELDS AND MATURITY DISTRIBUTION

                                INSTITUTIONAL     CORPORATE
YIELDS (as of March 31, 2006)       SHARES      TRUST SHARES
-----------------------------   -------------   ------------
7 Day Average Yield                 4.42%           4.17%
7 Day Effective Yield               4.52%           4.26%
30 Day Yield                        4.30%           4.05%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

The yield quotation more closely reflects the current earnings of the Fund than the total return.

MATURITY DISTRIBUTION (as of March 31, 2006)(2) as a percentage of total investments

                                   (PIE CHART)

1-2 Days      60.8%
3-14 Days     33.3%
30-89 Days     3.2%
90-365 Days    2.7%

(2)  Portfolio composition is subject to change

                     This page is intentionally left blank.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY MARKET FUND

--------------------------------------------------------
                                Principal
                                Amount($)      Value($)
--------------------------------------------------------
CERTIFICATES OF DEPOSIT (16.0%)
BANKS (13.6%)
  Calyon NY, 4.795%,
    02/02/07 (b)                    50,000        50,000
  Canadian Imperial Bank NY,
    4.800%, 01/29/07 (b)            75,000        75,000
  PNC Bank N.A., 4.790%,
    01/24/07                        35,000        35,001
  Regions Bank, 3.690%,
    05/25/06                        35,000        35,000
  Royal Bank of Scotland NY,
    4.765%, 01/24/07                55,000        55,002
  Toronto Dominion Bank (The),
    3.805%, 06/30/06                30,000        30,000
  Toronto Dominion Bank (The),
    4.720%, 12/29/06                75,000        75,004
  Wells Fargo Bank N.A.,
    4.800%, 01/19/07 (b)            50,000        50,000
                                              ----------
                                                 405,007
                                              ----------
DIVERSIFIED FINANCIAL SERVICES (2.4%)
  HBOS Treasury Services PLC,
    3.675%, 06/02/06                35,000        35,001
  HBOS Treasury Services PLC,
    3.755%, 06/26/06                35,000        35,002
                                              ----------
                                                  70,003
                                              ----------
Total Certificates of Deposit
  (Cost $475,010)                                475,010
                                              ----------
COMMERCIAL PAPERS (18.8%)
BANKS (8.6%)
  Australia & New Zealand
    National Ltd., 3.607%,
    04/27/06 (c) (d)                65,000        64,837
  Australia & New Zealand
    National Ltd., 4.368%,
    09/28/06 (c) (d)                30,000        29,372
  Credit Suisse First Boston
    USA, Inc., 4.723%,
    10/13/06 (c) (d)                50,000        48,765
  DEPFA Bank PLC, 3.693%,
    05/30/06 (c) (d)                30,000        29,825
  Spintab AG, 4.930%,
    06/29/06 (c)                    50,000        49,398
  UBS Finance Delaware LLC,
    4.824%, 05/22/06 (c)            35,000        34,762
                                              ----------
                                                 256,959
                                              ----------

--------------------------------------------------------
                                Principal
                                Amount($)      Value($)
--------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (8.5%)
  Bear Stearns & Co., Inc.,
    4.810%, 09/15/06 (b) (d)        50,000        50,000
  Cheyne Finance LLC, 4.828%,
    05/11/06 (c) (d)                25,000        24,867
  Danske Corp., 4.736%,
    12/29/06 (c)                    50,000        48,292
  New Center Asset Trust, Ser
    A-1, 4.540%, 04/03/06 (c)       50,000        49,988
  Surrey Funding Corp.,
    4.931%, 06/30/06 (c) (d)        50,000        49,391
  Whistlejacket Capital Ltd.,
    4.815%, 04/05/06 (c) (d)        30,000        29,984
                                              ----------
                                                 252,522
                                              ----------
INSURANCE (1.7%)
  Swiss RE Financial Products,
    4.705%, 05/25/06 (c) (d)        50,000        49,652
                                              ----------
Total Commercial Papers (Cost
  $559,133)                                      559,133
                                              ----------
CORPORATE BONDS (37.8%)
BANKS (5.0%)
  Marshall & Ilsley Bank,
    5.176%, 12/15/06               100,000       100,259
  National City Bank, 4.795%,
    01/22/07 (b)                    50,000        50,000
                                              ----------
                                                 150,259
                                              ----------
DIVERSIFIED FINANCIAL SERVICES (28.9%)
  Beta Finance, Inc., 4.820%,
    07/25/06 (b) (d)                30,000        30,000
  Beta Finance, Inc., 4.510%,
    10/20/06 (d)                    30,000        30,000
  Beta Finance, Inc., 4.808%,
    01/11/07 (b) (d)                30,000        29,998
  BMW US Capital LLC, 4.149%,
    06/07/06 (b)                    50,000        50,031
  CC USA, Inc., 4.850%,
    03/20/07 (b) (d)                30,000        29,997
  Cheyne Finance LLC, 4.817%,
    03/26/07 (b) (d)                50,000        49,994
  K2 (USA) LLC, 4.820%,
    11/15/06 (b) (d)                50,000        49,997
  K2 (USA) LLC, 4.810%,
    01/11/07 (b) (d)                35,000        34,997
  Liberty Light US Capital,
    4.680%, 05/11/06 (b) (d)        50,000        49,999
  Liberty Light US Capital,
    4.820%, 01/12/07 (b) (d)        75,000        74,995

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY MARKET FUND -- CONTINUED

--------------------------------------------------------
                                Principal
                                Amount($)      Value($)
--------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--CONTINUED
  Liquid Funding Ltd., 4.641%,
    05/02/06 (b) (d)                50,000        50,000
  Liquid Funding Ltd., 4.810%,
    08/29/06 (b) (d)                50,000        50,000
  Liquid Funding Ltd., 4.845%,
    12/29/06 (b) (d)                35,000        34,996
  Morgan Stanley, 4.721%,
    04/04/07 (b)                    25,000        25,000
  Sigma Finance, Inc., 4.820%,
    08/04/06 (b) (d)                25,000        25,000
  Sigma Finance, Inc., 4.820%,
    01/03/07 (b) (d)                35,000        35,000
  Sigma Finance, Inc., 4.820%,
    01/16/07 (b) (d)                50,000        50,000
  Stanfield Victoria Funding
    LLC, 4.815%, 12/15/06 (b)
    (d)                             50,000        49,991
  Stanfield Victoria Funding
    LLC, 4.830%, 01/08/07 (b)
    (d)                             35,000        34,997
  Whistlejacket Capital Ltd.,
    4.820%, 01/12/07 (b) (d)        50,000        49,994
  Whistlejacket Capital Ltd.,
    4.820%, 01/17/07 (b) (d)        25,000        24,997
                                              ----------
                                                 859,983
                                              ----------
INVESTMENT COMPANIES (3.9%)
  Dorada Finance, Inc.,
    4.820%, 07/25/06 (b) (d)        30,000        30,000
  Dorada Finance, Inc.,
    4.235%, 09/11/06 (d)            35,000        35,000
  Dorada Finance, Inc.,
    4.810%, 01/08/07 (b) (d)        50,000        49,996
                                              ----------
                                                 114,996
                                              ----------
Total Corporate Bonds (Cost
  $1,125,238)                                  1,125,238
                                              ----------
DEMAND NOTES (1.0%)
DIVERSIFIED FINANCIAL SERVICES (1.0%)
  Carmichael Properties LLC,
    4.880%, 10/01/20 (b)             2,785         2,785
  Gasmor Corp., 4.910%,
    02/01/31 (b)                     3,520         3,520

--------------------------------------------------------
                                Principal
                                Amount($)      Value($)
--------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--CONTINUED
  LP Pinewood SPV LLC, 4.830%,
    02/01/18 (b)                    14,900        14,900
  Sprenger Enterprises, Inc.,
    4.880%, 10/01/35 (b)            10,000        10,000
                                              ----------
Total Demand Notes (Cost
  $31,205)                                        31,205
                                              ----------
MASTER NOTES (5.2%)
BANKS (5.2%)
  Bank of America Corp.,
    4.945%, 09/14/06 (b)           154,960       154,960
                                              ----------
Total Master Notes (Cost
  $154,960)                                      154,960
                                              ----------
MUNICIPAL BONDS (16.8%)
ALABAMA (0.3%)
  Alabaster, Ser A, GO,
    4.830%, 04/01/14,
    AMBAC (b)                        9,355         9,355
                                              ----------
ALASKA (3.2%)
  Alaska State Housing Finance
    Corp., Ser C, RB, 4.780%,
    12/01/32 (b)                    73,900        73,900
  Alaska State Housing Finance
    Corp., Ser D, RB, 4.920%,
    12/01/32 (b)                    20,200        20,200
                                              ----------
                                                  94,100
                                              ----------
CALIFORNIA (1.7%)
  California Housing Finance
    Agency, Ser C, RB, 4.890%,
    02/01/41, LOC: Landesbank
    Hessen-Thueringen (b)            3,300         3,300
  Oakland-Alameda County
    Coliseum Authority, Ser D,
    RB, 4.840%, 02/01/11 (b)        23,800        23,800
  Santa Rosa Rancheria, Tachi
    Yokut Tribe, RB, 4.850%,
    09/01/19, LOC: Bank One
    N.A. (b)                        22,000        22,000
                                              ----------
                                                  49,100
                                              ----------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY MARKET FUND -- CONTINUED

--------------------------------------------------------
                                Principal
                                Amount($)      Value($)
--------------------------------------------------------
COLORADO (4.1%)
  Colorado Housing & Finance
    Authority, RB, 4.920%,
    11/01/32, LOC: JP Morgan
    Chase Bank (b)                  31,255        31,255
  Colorado Housing & Finance
    Authority, RB, 4.920%,
    11/01/33, LOC: JP Morgan
    Chase Bank (b)                  17,350        17,350
  Colorado Housing & Finance
    Authority, RB, 4.920%,
    10/01/34, FHLB (b)              19,500        19,500
  Colorado Housing & Finance
    Authority, RB, 4.920%,
    11/01/34, LOC: Dexia
    Credit Local (b)                22,905        22,905
  Colorado Housing & Finance
    Authority, RB, 4.920%,
    11/01/35, LOC: Lloyds TSB
    Bank PLC (b)                     6,475         6,475
  Colorado Housing & Finance
    Authority, RB, 4.920%,
    05/01/41, LOC: Landesbank
    Hessen-Thueringen (b)           21,200        21,200
                                              ----------
                                                 118,685
                                              ----------
FLORIDA (0.2%)
  Florida Housing Finance
    Corp., RB, 4.830%,
    01/15/35, FNMA (b)               2,500         2,500
  Florida Housing Finance
    Corp., RB, 4.890%,
    06/15/36, LOC: Bank of
    America N.A. (b)                 2,900         2,900
  Orange County Housing
    Finance Authority,
    Multifamily, Ser D, RB,
    4.870%, 07/15/34 (b)             1,900         1,900
                                              ----------
                                                   7,300
                                              ----------
ILLINOIS (1.8%)
  Champaign, Ser B, GO,
    4.880%, 01/01/24, LOC:
    Bank One N.A. (b)                4,900         4,900
  Illinois Student Assistance
    Community, Student Loan,
    Ser D, RB, 4.830%,
    09/01/23, LOC: Bank of
    America N.A. (b)                40,000        40,000

--------------------------------------------------------
                                Principal
                                Amount($)      Value($)
--------------------------------------------------------
ILLINOIS--CONTINUED
  Wheaton College, University
    Improvements, Ser A, RB,
    4.920%, 10/01/35, LOC: JP
    Morgan Chase Bank (b)           10,000        10,000
                                              ----------
                                                  54,900
                                              ----------
MICHIGAN (1.5%)
  Michigan State Housing
    Development Authority,
    Rental Housing, Ser C, RB,
    4.820%, 10/01/20 (b)            45,035        45,035
                                              ----------
MISSISSIPPI (1.7%)
  Mississippi Development Bank
    Special Obligation, Mceda
    Board Project, RB, 4.880%,
    12/01/23, AMBAC (b)              3,820         3,820
  Mississippi State, Nissan
    Project, Ser A, GO,
    4.880%, 11/01/28, LOC:
    Bank of America N.A. (b)        47,700        47,700
                                              ----------
                                                  51,520
                                              ----------
NEW YORK (1.2%)
  Babylon Industrial
    Development Agency,
    Topiderm, Inc. Project,
    Ser B, RB, 4.860%,
    03/01/24, LOC: Citibank
    N.A. (b)                         2,450         2,450
  New York City Housing
    Development Corp., Chelsea
    Center, RB, 4.820%,
    06/01/33, LOC: Bayerische
    Landesbank (b)                  27,500        27,500
  New York State Housing
    Finance Agency, Service
    Contract, RB, 4.850%,
    09/15/08, LOC: Dexia
    Credit Local (b)                 7,200         7,200
                                              ----------
                                                  37,150
                                              ----------
TEXAS (0.2%)
  Texas State, Veteran Housing
    Fund, Ser II-D, GO,
    4.850%, 06/01/20, LOC:
    Dexia Credit Local (b)           7,000         7,000
                                              ----------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY MARKET FUND -- CONTINUED

--------------------------------------------------------
                                Principal
                                Amount($)      Value($)
--------------------------------------------------------
VIRGINIA (0.9%)
  Newport News Economic
    Development Authority,
    Ship Building Project, Ser
    A, RB, 4.930%, 07/01/31,
    LOC: First Union National
    Bank (b)                        21,305        21,305
  Newport News Economic
    Development Authority,
    Ship Building Project, Ser
    B, RB, 4.880%, 07/01/31,
    LOC: First Union National
    Bank (b)                         4,280         4,280
                                              ----------
                                                  25,585
                                              ----------
  Total Municipal Bonds (Cost
    $499,730)                                    499,730
                                              ----------
REPURCHASE AGREEMENTS (3.8%)
  ABN AMRO Bank N.V., 4.725%,
    dated 03/31/06, to be
    repurchased on 04/03/06,
    repurchase price
    $8,110,651 (collateralized
    by U.S. Treasury
    Obligations; DN, due
    08/31/06; market value
    $8,269,821)                      8,108         8,108
  Bear Stearns & Co., Inc.,
    4.745%, dated 03/31/06, to
    be repurchased on
    04/03/06, repurchase price
    $9,900,768 (collateralized
    by U.S. Government
    Agencies; 5.000%, due
    06/15/31; market value
    $10,095,181)                     9,897         9,897
  BNP Paribas, 4.655%, dated
    03/31/06, to be
    repurchased on 04/03/06,
    repurchase price
    $27,817,456
    (collateralized by U.S.
    Government Agencies;
    4.600-5.020%, due 04/11/08
    - 11/07/08; market value
    $28,364,910)                    27,807        27,807

--------------------------------------------------------
                                Principal
                                Amount($)      Value($)
--------------------------------------------------------
REPURCHASE AGREEMENTS--CONTINUED
  Lehman Brothers, Inc.,
    4.755%, dated 03/31/06, to
    be repurchased on
    04/03/06, repurchase price
    $8,526,776 (collateralized
    by U.S. Government
    Agencies; DN, due 01/01/24
    - 02/01/36; market value
    $8,694,873)                      8,523         8,523
  Merrill Lynch & Co., Inc.,
    4.725%, dated 03/31/06, to
    be repurchased on
    04/03/06, repurchase price
    $11,103,825
    (collateralized by U.S.
    Government Agencies;
    5.500%, due 02/01/35;
    market value $11,322,720)       11,099        11,099
  UBS Warburg LLC, 4.755%,
    dated 03/31/06, to be
    repurchased on 04/03/06,
    repurchase price
    $47,748,179
    (collateralized by U.S.
    Government Agencies;
    DN-6.000%, due 08/15/29 -
    04/25/34; market value
    $48,685,287)                    47,729        47,729
                                              ----------
Total Repurchase Agreements
  (Cost $113,163)                                113,163
                                              ----------
Total Investments (Cost
  $2,958,439) (a) -- 99.4%                     2,958,439
Other assets in excess of
  liabilities -- 0.6%                             17,082
                                              ----------
Net Assets -- 100.0%                          $2,975,521
                                              ==========

---------------

(a) Aggregate cost for federal income tax and financial reporting purposes is the same.

(b) Variable rate security. Rate presented represents rate in effect at March 31, 2006. Maturity date represents actual maturity date.

(c) Rate represents the effective yield at purchase.

(d) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY MARKET FUND -- CONCLUDED

AMBAC -- Security insured by the American Municipal
         Bond Assurance Corporation
DN    -- Discount Note
FHLB  -- Security insured by Federal Home Loan Bank
FNMA  -- Security insured by Fannie Mae
GO    -- General Obligation
LLC   -- Limited Liability Corporation
LOC   -- Line of Credit
PLC   -- Public Limited Company
RB    -- Revenue Bond
Ser   -- Series

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

CLASSIC INSTITUTIONAL MUNICIPAL CASH RESERVE MONEY MARKET FUND

-------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)    Value($)
-------------------------------------------------------
MUNICIPAL BONDS (98.1%)
ALABAMA (0.6%)
  Alabama Special Care
    Facilities, Financing
    Authority Hospital Revenue,
    Depreciable Assets, RB,
    3.130%, 04/01/15, FGIC (b)          600         600
  Daphne-Villa, Mercy Alabama
    Special Care Facilities
    Financing Authority, Mercy
    Medical Project, RB, 3.190%,
    12/01/30, LOC: Southtrust
    Bank N.A. (b)                       100         100
                                               --------
                                                    700
                                               --------
ARKANSAS (0.3%)
  Arkansas State Development
    Finance Authority, Solid
    Waste Disposal, Waste
    Management of Arkansas
    Project, RB, AMT, 3.200%,
    06/01/28, LOC: Fleet
    National Bank (b)                   350         350
                                               --------
CALIFORNIA (12.7%)
  California State, Ser MT-162,
    GO, 3.100%, 08/01/17,
    Callable 08/01/15 @ 100, FSA
    (b)                               2,000       2,000
  California Statewide
    Communities Development
    Authority, Multifamily, RB,
    AMT, 3.270%, 08/01/29, LOC:
    Merrill Lynch Capital
    Services (b)                      2,000       2,000
  Los Angeles Regional Airports
    Improvement Corp., Terminal
    Facility, Los Angeles
    International Airport, RB,
    AMT, 3.230%, 12/01/25, LOC:
    Societe Generale (b)              7,000       7,000
  Pajaro Valley Unified School
    District, Ser PT-2779, GO,
    3.210%, 08/01/22, Callable
    08/01/15 @ 100, FSA (b)           5,000       5,000
                                               --------
                                                 16,000
                                               --------

-------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)    Value($)
-------------------------------------------------------
COLORADO (2.4%)
  Dawson Ridge Metropolitan
    District No 1, Ser PZ-88,
    GO, 3.220%, 10/01/22, LOC:
    Merrill Lynch Capital
    Services (b)                      3,000       3,000
                                               --------
CONNECTICUT (0.8%)
  Connecticut State, GO, 3.190%,
    06/15/11, LOC: Merrill Lynch
    Capital Services (b)                950         950
                                               --------
FLORIDA (11.9%)
  Collier County Housing Finance
    Authority, Brittany
    Apartments Project, Ser A,
    RB, AMT, 3.200%, 07/15/34,
    FNMA (b)                          2,050       2,050
  Florida Housing Finance
    Agency, Ashley Lake II
    Project, RB, AMT, 3.200%,
    12/01/11, FHLMC (b)                 250         250
  Florida Housing Finance
    Agency, Multifamily Housing,
    RB, AMT, 3.200%, 12/01/25
    (b)                                 355         355
  Florida Housing Finance Corp.,
    Multifamily Housing,
    Northbridge Apartments, Ser
    V-1, RB, AMT, 3.190%,
    06/15/36, LOC: Bank of
    America N.A. (b)                  5,000       5,000
  Florida Housing Finance Corp.,
    Ser MT-169, RB, 3.250%,
    10/01/32, FHLB                    3,000       3,000
  Lake County School Board, COP,
    3.210%, 06/01/30, AMBAC (b)       2,000       2,000
  Marion County Hospital
    District, Health Systems
    Improvement, Munroe Regional
    Health, RB, 3.200%,
    10/01/30, LOC: Amsouth Bank
    of Florida (b)                      980         980

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

CLASSIC INSTITUTIONAL MUNICIPAL CASH RESERVE MONEY MARKET FUND -- CONTINUED

-------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)    Value($)
-------------------------------------------------------
FLORIDA--CONTINUED
  Orange County Housing Finance
    Authority, Multifamily
    Housing, Cove at Lady Lake
    Apartments, Ser A, RB, AMT,
    3.210%, 05/15/38, LOC:
    Amsouth Bank (b) (c)                450         450
  Orange County Housing Finance
    Authority, Multifamily
    Housing, Northbridge Phase
    II, Ser A, RB, AMT, 3.200%,
    09/15/36, LOC: Southtrust
    Bank N.A. (b)                       900         900
                                               --------
                                                 14,985
                                               --------
GEORGIA (0.6%)
  Newnan Development Authority,
    Multifamily Housing, Club at
    Newnan Crossing Project, RB,
    AMT, 3.220%, 09/15/36, LOC:
    Bank of America N.A. (b)            800         800
                                               --------
ILLINOIS (5.7%)
  Chicago O'Hare International
    Airport, General Airport,
    Second Lien, Ser B, RB,
    3.130%, 01/01/15, LOC:
    Societe Generale (b)                800         800
  Chicago, Single Family
    Mortgage, RB, AMT, 3.250%,
    04/01/07, FNMA (b)                  400         400
  Illinois Development Finance
    Authority, Lyric Opera
    Chicago Project, RB, 3.220%,
    12/01/28 (b)                      1,000       1,000
  Illinois Finance Authority,
    Alexian Brothers Health, RB,
    3.180%, 04/01/35, LOC: Bank
    One N.A. (b)                        200         200
  Illinois Health Facilities
    Authority, Decatur Memorial
    Hospital Project, Ser A,
    3.190%, 11/15/24, MBIA (b)          200         200

-------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)    Value($)
-------------------------------------------------------
ILLINOIS--CONTINUED
  Illinois Housing Development
    Authority, Illinois Center
    Apartments, RB, 3.130%,
    01/01/08, FHLMC (b)               4,200       4,200
  Jackson-Union Counties
    Regional Port Facilities,
    Enron Transportation
    Services, RB, 3.200%,
    04/01/24, LOC: First Union
    National Bank (b)                   225         225
  Metropolitan Pier & Exposition
    Authority, Dedicated State
    Tax, RB, 3.250%, 12/15/21,
    MBIA (b)                            100         100
                                               --------
                                                  7,125
                                               --------
INDIANA (8.5%)
  Evansville Vanderburgh Public
    Leasing Corp, Ser PT-2694,
    RB, 3.210%, 01/15/24,
    Callable 07/15/15 @ 100,
    AMBAC (b)                         2,000       2,000
  Merrillville Multi School
    Building Corp, Ser PT-2842,
    RB, 3.210%, 07/15/22,
    Callable 07/15/15 @ 100,
    FGIC (b)                          3,500       3,500
  Wayne Township, Marion County
    School Building Corp., RB,
    3.210%, 07/15/26, LOC:
    Merrill Lynch Capital
    Services (b)                      2,200       2,200
  West Clark 2000 School
    Building Corp, Ser PT-2631,
    RB, 3.210%, 01/15/23,
    Callable 01/15/15 @ 100,
    MBIA (b)                          2,985       2,985
                                               --------
                                                 10,685
                                               --------
IOWA (1.8%)
  Des Moines City, 3.150%,
    04/05/06                          2,300       2,300
                                               --------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

CLASSIC INSTITUTIONAL MUNICIPAL CASH RESERVE MONEY MARKET FUND -- CONTINUED

-------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)    Value($)
-------------------------------------------------------
KENTUCKY (0.3%)
  Kentucky Economic Development
    Finance Authority, Hospital
    Facilities, Health Alliance,
    Ser C, RB, 3.190%, 01/01/22,
    MBIA (b)                            400         400
                                               --------
MARYLAND (2.5%)
  Montgomery County Housing
    Opportunities Commission,
    Multifamily Housing
    Development, Ser C, RB,
    3.140%, 07/01/37, LOC: DEPFA
    Bank PLC (b)                      1,000       1,000
  Montgomery County Housing
    Opportunities Commission,
    RB, AMT, 3.190%, 06/01/30,
    FNMA (b)                          2,200       2,200
                                               --------
                                                  3,200
                                               --------
MASSACHUSETTS (4.6%)
  Massachusetts State
    Development Finance Agency,
    Boston University, Ser R-2,
    RB, 3.140%, 10/01/42 (b)          4,000       4,000
  Massachusetts State
    Development Finance Agency,
    Multifamily, Ser PT-514, RB,
    3.280%, 01/01/24, LOC:
    Merrill Lynch Capital
    Services (b)                      1,800       1,800
                                               --------
                                                  5,800
                                               --------
MICHIGAN (4.0%)
  Michigan State Housing
    Development Authority,
    Multifamily, RB, AMT,
    3.210%, 06/01/18, LOC: Bank
    of New York (b)                     100         100
  Michigan State Housing
    Development Authority,
    Rental Housing, Ser A, RB,
    AMT, 3.190%, 10/01/39, FGIC
    (b)                               5,000       5,000
                                               --------
                                                  5,100
                                               --------

-------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)    Value($)
-------------------------------------------------------
MISSISSIPPI (4.0%)
  Mississippi Development Bank,
    Special Obligation, Ser
    PT-3303, RB, 3.210%,
    12/01/27, Callable 12/01/15
    @ 100, AMBAC (b)                  5,000       5,000
                                               --------
NEW JERSEY (3.0%)
  Essex County Improvement
    Authority, 3.200%, 10/01/20,
    FGIC (b)                          2,250       2,250
  New Jersey Transportation
    Trust Fund Authority, Ser
    PT-3314, RB, 3.200%,
    06/15/19, Callable 06/15/15
    @ 100, FSA (b)                    1,490       1,490
                                               --------
                                                  3,740
                                               --------
NEW YORK (18.6%)
  Long Island Power Authority,
    New York Electric System,
    Ser PA-1150, RB, 3.200%,
    09/01/33, LOC: Merrill Lynch
    Capital Services (b)              5,000       5,000
  New York City Housing
    Development Corp.,
    Multifamily, East 165th
    Street Project, Ser A, RB,
    AMT, 3.210%, 06/01/36, LOC:
    Citibank N.A. (b)                 3,800       3,800
  New York City Housing
    Development Corp.,
    Multifamily, Manhattan Court
    Development, Ser A, RB, AMT,
    3.230%, 06/01/36, LOC:
    Citibank N.A. (b)                   100         100
  New York City Housing
    Development Corp.,
    Multifamily, St Renaissance
    Court, Ser A, RB, AMT,
    3.190%, 06/01/37, FHLMC (b)       2,000       2,000
  New York City Transitional
    Finance Authority, NYC
    Recovery, Ser 3, Subser 3C,
    RB, 3.130%, 11/01/22, LOC:
    Dexia Credit Local (b)            1,000       1,000

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

CLASSIC INSTITUTIONAL MUNICIPAL CASH RESERVE MONEY MARKET FUND -- CONTINUED

-------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)    Value($)
-------------------------------------------------------
NEW YORK--CONTINUED
  New York Housing Finance
    Agency, Avalon Chrystie
    Place I Housing, RB, AMT,
    3.210%, 11/01/36, LOC: Fleet
    National Bank (b)                   300         300
  New York State Dormitory
    Authority, Ser PT-746, RB,
    3.400%, 10/01/17, Callable
    10/01/12 @ 100, MBIA (b)          3,500       3,500
  New York, Ser PT-2878, GO,
    3.200%, 04/01/25, Callable
    04/01/15 @ 100, LOC: Merrill
    Lynch Capital Services (b)        3,900       3,900
  New York, Ser PT-3171, GO,
    3.200%, 09/01/22, Callable
    09/01/15 @ 100, XCLA (b)          3,980       3,980
                                               --------
                                                 23,580
                                               --------
NORTH CAROLINA (1.7%)
  North Carolina Medical Care
    Commission, NC Baptist
    Hospital Project, Ser B, RB,
    3.180%, 06/01/22, LOC:
    Wachovia Bank of North
    Carolina (b)                      1,200       1,200
  Raleigh, Downtown Improvement
    Projects, Ser B, COP,
    3.170%, 02/01/34, LOC: Depha
    Bank PLC (b)                      1,000       1,000
                                               --------
                                                  2,200
                                               --------
OHIO (2.8%)
  Ohio State Environmental
    Improvement, Newark Group
    Industries, Inc. Project,
    RB, AMT, 3.220%, 12/01/26,
    LOC: JP Morgan Chase Bank
    (b)                               3,500       3,500
                                               --------
OTHER (0.8%)
  MuniMae Trust, RB, AMT,
    3.260%, 12/17/06, FHLMC (b)
    (c)                               1,005       1,005
                                               --------

-------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)    Value($)
-------------------------------------------------------
PUERTO RICO (0.8%)
  Puerto Rico Commonwealth,
    Highway & Transportation
    Authority, RB, 3.160%,
    01/01/08, MBIA (b) (c)            1,000       1,000
                                               --------
TENNESSEE (0.2%)
  Metropolitan Government
    Nashville & Davidson County,
    Industrial Development
    Board, Multifamily Housing,
    Chimneytop II Project, RB,
    3.180%, 09/01/06, LOC: Bank
    of America N.A. (b)                 200         200
                                               --------
TEXAS (0.7%)
  Mesquite Industrial
    Development Corp.,
    Championship Rodeo, RB,
    3.450%, 12/01/10, LOC: Bank
    One Texas N.A. (b)                  925         925
                                               --------
UTAH (2.4%)
  Utah Water Finance Agency, RB,
    3.210%, 10/01/25, AMBAC (b)       3,000       3,000
                                               --------
VIRGINIA (6.4%)
  Loudoun County Industrial
    Development Authority,
    Howard Hughes Medical
    Institute, Ser C, RB,
    3.140%, 02/15/38 (b)              5,000       5,000
  Norfolk Economic Development
    Authority, Hospital
    Facilities, Ser R-322, RB,
    3.210%, 11/01/34, LOC:
    Citigroup Global Markets (b)      3,000       3,000
                                               --------
                                                  8,000
                                               --------
Total Municipal Bonds (Cost
  $123,545)                                     123,545
                                               --------

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

CLASSIC INSTITUTIONAL MUNICIPAL CASH RESERVE MONEY MARKET FUND -- CONCLUDED

-------------------------------------------------------
                                  Shares or
                                  Principal
                                  Amount($)    Value($)
-------------------------------------------------------
MONEY MARKETS (1.6%)
  Fidelity Tax Free Fund          2,040,295       2,040
                                               --------
Total Money Markets (Cost
  $2,040)                                         2,040
                                               --------
Total Investments (Cost
  $125,585) (a) -- 99.7%                        125,585
Other assets in excess of
  liabilities -- 0.3%                               397
                                               --------
Net Assets -- 100.0%                           $125,982
                                               ========

---------------

(a) Aggregate cost for federal income tax and financial reporting purposes is the same.

(b) Variable rate security. Rate presented represents rate in effect at March 31, 2006. Maturity date represents actual maturity date.

(c) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

AMBAC -- Security insured by the American Municipal
         Bond Assurance Corporation
AMT   -- Alternative Minimum Tax Paper
COP   -- Certificates of Participation
FGIC  -- Security insured by the Financial Guaranty
         Insurance Company
FHLB  -- Security insured by Federal Home Loan Bank
FHLMC -- Security insured by Freddie Mac
FNMA  -- Security insured by Fannie Mae
FSA   -- Security insured by Financial Security
         Assurance
GO    -- General Obligation
LOC   -- Line of Credit
MBIA  -- Security insured by the Municipal Bond
         Insurance Association
PLC   -- Public Limited Company
RB    -- Revenue Bond
Ser   -- Series
XLCA  -- Security insured by XL Capital Assurance,
         Inc.

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES MONEY MARKET FUND

-------------------------------------------------------
                                  Principal
                                  Amount($)    Value($)
-------------------------------------------------------
U.S. GOVERNMENT AGENCIES (58.3%)
FANNIE MAE (16.6%)
  3.587%, 04/28/06 (c)              20,000       19,948
  4.780%, 05/09/06 (b)              25,000       25,000
  4.665%, 05/22/06 (b)              20,000       20,000
  3.835%, 05/26/06 (c)              15,000       14,914
  4.760%, 07/17/06 (b)              25,000       24,999
  4.210%, 09/01/06 (c)              10,000        9,828
  4.728%, 12/01/06 (c)              10,000        9,697
  4.646%, 12/29/06 (c)              35,000       33,819
                                               --------
                                                158,205
                                               --------
FEDERAL FARM CREDIT BANK (11.0%)
  3.460%, 05/15/06 (c)              10,000        9,958
  4.760%, 12/28/06 (b)              20,000       20,001
  4.750%, 01/22/07 (b)              74,800       74,799
                                               --------
                                                104,758
                                               --------
FEDERAL HOME LOAN BANK (20.4%)
  3.604%, 05/02/06 (c)              15,000       14,955
  4.710%, 07/21/06 (b)              15,000       14,999
  4.720%, 07/21/06 (b)              25,000       25,000
  4.205%, 08/25/06                  10,000       10,002
  4.369%, 09/27/06 (c)              10,000        9,791
  4.705%, 11/16/06 (b)              15,000       15,000
  4.741%, 12/12/06 (c)              30,000       29,050
  4.750%, 01/08/07 (b)              10,000        9,999
  4.800%, 02/08/07 (b)              15,000       15,000
  4.800%, 02/15/07 (b)              30,000       30,001
  4.730%, 03/21/07 (b)              20,000       20,000
                                               --------
                                                193,797
                                               --------
FREDDIE MAC (10.3%)
  3.543%, 04/18/06 (c)              10,000        9,984
  3.639%, 05/30/06 (c)              20,000       19,885
  3.995%, 07/25/06 (c)              10,000        9,877
  4.122%, 07/31/06 (c)              10,000        9,867
  4.146%, 08/04/06 (c)              10,000        9,861
  4.329%, 09/29/06 (c)              10,000        9,791
  4.631%, 10/23/06 (c)              20,000       19,489
  4.671%, 12/01/06 (c)              10,000        9,697
                                               --------
                                                 98,451
                                               --------
Total U.S. Government Agencies
  (Cost $555,211)                               555,211
                                               --------

-------------------------------------------------------
                                  Principal
                                  Amount($)    Value($)
-------------------------------------------------------
REPURCHASE AGREEMENTS (41.7%)
  ABN AMRO Bank N.V., 4.725%,
    dated 03/31/06, to be
    repurchased on 04/03/06,
    repurchase price $98,271,225
    (collateralized by U.S.
    Treasury Obligations,
    5.250%, due 02/15/29; total
    market value $100,197,407)      98,233       98,233
  BNP Paribas, 4.655%, dated
    03/31/06, to be repurchased
    on 04/03/06, repurchase
    price $60,624,902
    (collateralized by U.S.
    Government Agencies, DN -
    4.500%, due 04/17/07 -
    01/22/16; total market value
    $61,817,544)                    60,601       60,601
  Lehman Brothers, Inc., 4.755%,
    dated 03/31/06, to be
    repurchased on 04/03/06,
    repurchase price $45,037,379
    (collateralized by U.S.
    Government Agencies, DN, due
    12/01/34; total market value
    $45,921,984)                    45,020       45,020
  Merrill Lynch & Co., Inc.,
    4.725%, dated 03/31/06, to
    be repurchased on 04/03/06,
    repurchase price $40,034,520
    (collateralized by U.S.
    Government Agencies, 5.500%,
    due 02/01/35; total market
    value $40,822,702)              40,019       40,019
  Morgan Stanley, 4.705%, dated
    03/31/06, to be repurchased
    on 04/03/06, repurchase
    price $41,178,599
    (collateralized by U.S.
    Government Agencies, 5.500%,
    due 05/01/33 - 11/01/34;
    total market value
    $41,985,710)                    41,162       41,162

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

CLASSIC INSTITUTIONAL U.S. GOVERNMENT SECURITIES MONEY MARKET FUND -- CONCLUDED

-------------------------------------------------------
                                  Principal
                                  Amount($)    Value($)
-------------------------------------------------------
REPURCHASE AGREEMENTS--CONTINUED
  UBS Warburg LLC, 4.755%, dated
    03/31/06, to be repurchased
    on 04/03/06, repurchase
    price $111,761,727
    (collateralized by U.S.
    Government Agencies, DN -
    5.500%, due 03/25/26 -
    04/25/34; total market value
    $113,953,218)                  111,717      111,717
                                               --------
Total Repurchase Agreements
  (Cost $396,752)                               396,752
                                               --------
Total Investments (Cost
  $951,963) (a) -- 100.0%                       951,963
Liabilities in excess of other
  assets -- (0.0)%                                 (188)
                                               --------
Net Assets -- 100.0%                           $951,775
                                               ========

---------------

(a) Aggregate cost for federal income tax and financial reporting purposes is the same.

(b) Variable rate security. Rate presented represents rate in effect at March 31, 2006. Maturity date represents actual maturity date.

(c) Rate represents the effective yield at purchase.

DN  -- Discount Note
LLC -- Limited Liability Corporation

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES MONEY MARKET FUND

--------------------------------------------------------
                                 Principal
                                 Amount($)     Value($)
--------------------------------------------------------
U.S. TREASURY OBLIGATIONS (39.3%)
U.S. TREASURY BILLS (33.4%)
  4.689%, 04/17/06 (b)            500,000        499,091
  4.084%, 04/20/06 (b)            492,000        490,743
                                              ----------
                                                 989,834
                                              ----------
U.S. TREASURY NOTES (5.9%)
  2.500%, 05/31/06                 96,400         96,103
  2.375%, 08/31/06                 56,600         56,128
  2.625%, 11/15/06                 24,100         23,839
                                              ----------
                                                 176,070
                                              ----------
Total U.S. Treasury Obligations
  (Cost $1,165,904)                            1,165,904
                                              ----------
REPURCHASE AGREEMENTS (61.0%)
  ABN AMRO Bank N.V., 4.435%,
    dated 03/31/06, to be
    repurchased on 04/03/06,
    repurchase price
    $319,749,904
    (collateralized by U.S.
    Treasury Obligations;
    DN-8.875%, due 08/31/06 -
    08/15/25; total market
    value $326,024,578)           319,632        319,632
  Bear Stearns & Co., Inc.,
    4.405%, dated 03/31/06, to
    be repurchased on 04/03/06,
    repurchase price
    $52,762,474 (collateralized
    by U.S. Treasury
    Obligations;
    1.875% - 8.750%, 07/15/15 -
    08/15/20; total market
    value $54,072,915)             52,743         52,743
  BNP Paribas, 4.405%, dated
    03/31/06, to be repurchased
    on 04/03/06, repurchase
    price $408,553,115
    (collateralized by U.S.
    Treasury Obligations;
    DN-3.375%, 08/10/06 -
    01/15/07; total market
    value $416,572,215)           408,403        408,403

--------------------------------------------------------
                                 Principal
                                 Amount($)     Value($)
--------------------------------------------------------
REPURCHASE AGREEMENTS--CONTINUED
  Deutsche Bank AG, 4.455%,
    dated 03/31/06, to be
    repurchased on 04/03/06,
    repurchase price
    $27,347,161 (collateralized
    by U.S. Treasury
    Obligations; DN-8.750%,
    04/20/06 - 05/15/20; total
    market value $27,884,125)      27,337         27,337
  Dresdner Bank AG, 4.455%,
    dated 03/31/06, to be
    repurchased on 04/03/06,
    repurchase price
    $104,088,840
    (collateralized by U.S.
    Treasury Obligations;
    DN-8.750%, 04/06/06 -
    02/15/36; total market
    value $106,132,558)           104,050        104,050
  Greenwich Capital Markets,
    Inc., 4.435%, dated
    03/31/06, to be repurchased
    on 04/03/06, repurchase
    price $264,636,642
    (collateralized by U.S.
    Treasury Obligations;
    4.250% - 4.625%. 03/31/08 -
    01/15/11; total market
    value $269,832,937)           264,539        264,539
  JPMorgan Chase & Co., 4.355%,
    dated 03/31/06, to be
    repurchased on 04/03/06,
    repurchase price
    $57,086,136 (collateralized
    by U.S. Treasury
    Obligations; 4.500%,
    02/15/16; total market
    value $58,209,725)             57,065         57,065
  Lehman Brothers, Inc.,
    4.455%, dated 03/31/06, to
    be repurchased on 04/03/06,
    repurchase price
    $33,546,640 (collateralized
    by U.S. Treasury
    Obligations; DN-6.250%,
    11/15/23 - 05/15/30; total
    market value $34,205,927)      33,534         33,534

                       See Notes to Financial Statements.

SCHEDULES OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands, except Shares)

CLASSIC INSTITUTIONAL U.S. TREASURY SECURITIES MONEY MARKET FUND -- CONCLUDED

--------------------------------------------------------
                                 Principal
                                 Amount($)     Value($)
--------------------------------------------------------
REPURCHASE AGREEMENTS--CONTINUED
  Merrill Lynch & Co., Inc.,
    4.385%, dated 03/31/06, to
    be repurchased on 04/03/06,
    repurchase price
    $52,489,283 (collateralized
    by U.S. Treasury
    Obligations; 9.125%,
    05/15/18; total market
    value $53,521,063)             52,470         52,470
  Morgan Stanley, 4.445%, dated
    03/31/06, to be repurchased
    on 04/03/06, repurchase
    price $98,550,993
    (collateralized by U.S.
    Treasury Obligations; DN,
    02/15/23 - 05/15/23; total
    market value $100,484,807)     98,515         98,515
  UBS Warburg LLC, 4.455%,
    dated 03/31/06, to be
    repurchased on 04/03/06,
    repurchase price
    $394,923,051
    (collateralized by U.S.
    Treasury Obligations;
    3.625%, 01/15/08; total
    market value $402,675,809)    394,777        394,777
                                              ----------
Total Repurchase Agreements
  (Cost $1,813,065)                            1,813,065
                                              ----------
Total Investments (Cost
  $2,978,969) (a) -- 100.3%                    2,978,969
Liabilities in excess of other
  assets -- (0.3)%                                (8,730)
                                              ----------
Net Assets -- 100.0%                          $2,970,239
                                              ==========

---------------

(a) Aggregate cost for federal income tax purposes is $2,978,974 (amount in thousands). Unrealized appreciation/(depreciation) on a tax basis is as follows (amounts in thousands):

    Unrealized Appreciation.......................  $--
    Unrealized Depreciation.......................   (5)
                                                    ---
    Unrealized Appreciation (Depreciation)........  $(5)
                                                    ===

(b) Rate represents the effective yield at purchase.

DN  -- Discount Note
LLC -- Limited Liability Corporation

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
STI CLASSIC FUNDS  March 31, 2006  (Amounts in thousands)

                                                             Classic
                                                          Institutional       Classic            Classic             Classic
                                                              Cash         Institutional      Institutional       Institutional
                                                           Management      Municipal Cash    U.S. Government      U.S. Treasury
                                                          Money Market     Reserve Money     Securities Money    Securities Money
                                                              Fund          Market Fund        Market Fund         Market Fund
                                                          -------------    --------------    ----------------    ----------------
Assets:
  Total Investments, at Cost............................   $2,958,439         $125,585           $951,963           $2,978,969
                                                           ==========         ========           ========           ==========
  Total Investments, at Value...........................   $2,845,276         $125,585           $555,211           $1,165,904
  Repurchase Agreements, at Cost........................      113,163               --            396,752            1,813,065
                                                           ----------         --------           --------           ----------
  Total Investments.....................................    2,958,439          125,585            951,963            2,978,969
                                                           ----------         --------           --------           ----------
  Interest and Dividends Receivable.....................       24,227              789              3,298                9,392
  Receivable for Capital Shares Issued..................        6,051               --              1,140                1,402
  Receivable for Investment Securities Sold.............           --               --                 --              498,916
  Prepaid Expenses and Other Assets.....................           15               --                  5                   15
                                                           ----------         --------           --------           ----------
  Total Assets..........................................    2,988,732          126,374            956,406            3,488,694
                                                           ----------         --------           --------           ----------
Liabilities:
  Income Distributions Payable..........................       11,577              366              3,165               10,197
  Payable for Investment Securities Purchased...........          948               --              1,224              507,176
  Investment Advisory Fees Payable......................          327               16                111                  356
  Administration Fees Payable...........................           68               --                 19                   63
  Compliance Services Fees Payable......................            4               --                  1                    4
  Shareholder Service Fees..............................           --               --                 --                  418
  Custodian Fees Payable................................           30               --                  9                   26
  Accrued Expenses......................................          257               10                102                  215
                                                           ----------         --------           --------           ----------
  Total Liabilities.....................................       13,211              392              4,631              518,455
                                                           ----------         --------           --------           ----------
  Total Net Assets......................................   $2,975,521         $125,982           $951,775           $2,970,239
                                                           ==========         ========           ========           ==========
Net Assets:
  Capital...............................................   $2,975,709         $125,982           $951,775           $2,970,442
  Undistributed Net Investment Income...................            1               --                 --                   75
  Accumulated Net Realized Gains (Losses) on Investment
    Transactions........................................         (189)              --                 --                 (278)
                                                           ----------         --------           --------           ----------
  Total Net Assets......................................   $2,975,521         $125,982           $951,775           $2,970,239
                                                           ==========         ========           ========           ==========
NET ASSETS:
  Institutional Shares..................................   $2,975,521         $125,982           $951,775           $  901,777
  Corporate Trust Shares................................          N/A              N/A                N/A           $2,068,462
SHARES OUTSTANDING:
  Institutional Shares..................................    2,975,709          125,982            951,775              901,799
  Corporate Trust Shares................................          N/A              N/A                N/A            2,068,643
NET ASSET VALUE OFFERING AND REDEMPTION PRICE PER SHARE:
  Institutional Shares..................................   $     1.00         $   1.00           $   1.00           $     1.00
  Corporate Trust Shares................................          N/A              N/A                N/A           $     1.00

Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
STI CLASSIC FUNDS  For the Year ended March 31, 2006  (Amounts in thousands)

                                                             Classic
                                                          Institutional       Classic            Classic             Classic
                                                              Cash         Institutional      Institutional       Institutional
                                                           Management      Municipal Cash    U.S. Government      U.S. Treasury
                                                          Money Market     Reserve Money     Securities Money    Securities Money
                                                              Fund          Market Fund*       Market Fund         Market Fund
                                                          -------------    --------------    ----------------    ----------------
Investment Income:
  Interest Income.......................................    $112,441           $1,575            $33,732             $98,724
  Dividend Income.......................................          --               44                 --                  --
                                                            --------           ------            -------             -------
  Total Investment Income...............................     112,441            1,619             33,732              98,724
                                                            --------           ------            -------             -------
Expenses:
  Investment Advisory Fees..............................       4,413               82              1,520               4,426
  Administration and Fund Accounting Fees...............         786               14                241                 721
  Shareholder Service Fees -- Corporate Trust Shares....          --               --                 --               4,603
  Compliance Services Fees..............................          26               --                  8                  24
  Custodian Fees........................................          62               --                 18                  59
  Professional Fees.....................................         128                3                 41                 125
  Insurance Fees........................................          12               --                 15                  33
  Registration Fees.....................................          51                1                 40                  96
  Transfer Agent Fees...................................         (81)               1                (10)                (10)
  Printing Fees.........................................          63               11                 19                  66
  Trustees' Fees........................................          47                1                 14                  45
  Other Fees............................................          86               12                 27                  43
                                                            --------           ------            -------             -------
  Total Expenses........................................       5,593              125              1,933              10,231
    Less: Investment Advisory Fees Waived...............        (626)              (7)                (3)                 (8)
    Less: Administration Fees Waived....................         (15)             (14)                (3)                (16)
                                                            --------           ------            -------             -------
  Net Expenses..........................................       4,952              104              1,927              10,207
                                                            --------           ------            -------             -------
  Net Investment Income.................................     107,489            1,515             31,805              88,517
                                                            --------           ------            -------             -------
Net Realized Gain (Loss) on Investments:
  Net Realized Gain (Loss) on Investments Sold..........        (163)              --                 --                 (37)
                                                            --------           ------            -------             -------
  Total Net Realized Gain (Loss) on Investments.........        (163)              --                 --                 (37)
                                                            --------           ------            -------             -------
  Net Change in Net Assets from Operations..............    $107,326           $1,515            $31,805             $88,480
                                                            ========           ======            =======             =======

* Commencement of operations on August 2, 2005.

Amounts designated as "--" are $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                                                       Classic Institutional             Classic Institutional
                                                                          Cash Management                Municipal Cash Reserve
                                                                         Money Market Fund                 Money Market Fund
                                                              ----------------------------------------   ----------------------
                                                               04/01/05-      06/01/04-     06/01/03-          08/02/05-*
                                                                03/31/06      03/31/05      05/31/04            03/31/06
                                                              ------------   -----------   -----------   ----------------------
Operations:
  Net Investment Income.....................................  $    107,489   $    37,381   $    23,681         $   1,515
  Net Realized Gain (Loss) on Investments Sold..............          (163)          (23)           81                --
                                                              ------------   -----------   -----------         ---------
  Change in Net Assets from Operations......................       107,326        37,358        23,762             1,515
                                                              ------------   -----------   -----------         ---------
Dividends and Distributions to Shareholders:
  Net Investment Income:
    Institutional Shares....................................      (107,488)      (37,463)      (23,681)           (1,515)
  Net Realized Gains:
    Institutional Shares....................................            --            --           (15)               --
                                                              ------------   -----------   -----------         ---------
  Total Dividends and Distributions.........................      (107,488)      (37,463)      (23,696)           (1,515)
                                                              ------------   -----------   -----------         ---------
Capital Transactions:
  Institutional Shares
    Proceeds from Shares Issued.............................    10,474,192     7,385,743     7,415,918           449,804
    Reinvestment of Cash Distributions......................        57,184        17,767        14,226                --
    Cost of Shares Redeemed.................................   (10,147,220)   (7,180,727)   (8,047,111)         (323,822)
                                                              ------------   -----------   -----------         ---------
  Change in Net Assets From Institutional Shares............       384,156       222,783      (616,967)          125,982
                                                              ------------   -----------   -----------         ---------
  Change in Net Assets from Capital Transactions............       384,156       222,783      (616,967)          125,982
                                                              ------------   -----------   -----------         ---------
Change in Net Assets........................................       383,994       222,678      (616,901)          125,982
                                                              ------------   -----------   -----------         ---------
  Net Assets:
    Beginning of Period.....................................     2,591,527     2,368,849     2,985,750                --
                                                              ------------   -----------   -----------         ---------
    End of Period...........................................  $  2,975,521   $ 2,591,527   $ 2,368,849         $ 125,982
                                                              ============   ===========   ===========         =========
Undistributed Net Investment Income, End of Period..........  $          1   $        --   $        79         $      --
                                                              ============   ===========   ===========         =========
Shares Transactions:
  Institutional Shares
    Issued..................................................    10,474,192     7,385,743           266           449,804
    Reinvested..............................................        57,184        17,767            57                --
    Redeemed................................................   (10,147,220)   (7,180,727)         (937)         (323,822)
                                                              ------------   -----------   -----------         ---------
Change in Institutional Share Transactions..................       384,156       222,783          (614)          125,982
                                                              ------------   -----------   -----------         ---------
Change in Share Transactions................................       384,156       222,783          (614)          125,982
                                                              ============   ===========   ===========         =========

* Commencement of operations.

Amounts designated as "--" are either $0 or have been rounded to $0.

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
STI CLASSIC FUNDS  For the Periods Indicated  (Amounts in thousands)

                                                          Classic Institutional                    Classic Institutional
                                                       U.S. Government Securities                 U.S. Treasury Securities
                                                            Money Market Fund                        Money Market Fund
                                                 ---------------------------------------   --------------------------------------
                                                  04/01/05-     06/01/04-     06/01/03-     04/01/05-     06/01/04-    06/01/03-
                                                  03/31/06      03/31/05      05/31/04      03/31/06      03/31/05      05/31/04
                                                 -----------   -----------   -----------   -----------   -----------   ----------
Operations:
  Net Investment Income........................  $    31,805   $    12,158   $     8,014   $    88,517   $    25,166   $   11,209
  Net Realized Gain (Loss) on Investments
    Sold.......................................           --            --             3           (37)         (241)       1,300
                                                 -----------   -----------   -----------   -----------   -----------   ----------
  Change in Net Assets from Operations.........       31,805        12,158         8,017        88,480        24,925       12,509
                                                 -----------   -----------   -----------   -----------   -----------   ----------
Dividends and Distributions to Shareholders:
  Net Investment Income:
    Institutional Shares.......................      (31,805)      (12,161)       (8,014)      (26,758)       (7,533)      (3,696)
    Corporate Trust Shares.....................           --            --            --       (61,759)      (18,295)      (7,522)
  Net Realized Gains:
    Institutional Shares.......................           --            --            --            --            --         (280)
    Corporate Trust Shares.....................           --            --            --            --            --         (903)
                                                 -----------   -----------   -----------   -----------   -----------   ----------
  Total Dividends and Distributions............      (31,805)      (12,161)       (8,014)      (88,517)      (25,828)     (12,401)
                                                 -----------   -----------   -----------   -----------   -----------   ----------
Capital Transactions:
  Institutional Shares
    Proceeds from Shares Issued................    3,737,790     2,467,346     2,512,598     5,829,775     2,489,770    3,003,944
    Reinvestment of Cash Distributions.........       12,924         4,387         2,820        10,384         3,113        2,922
    Cost of Shares Redeemed....................   (3,693,592)   (2,435,337)   (2,697,227)   (5,635,467)   (2,216,507)  (3,239,309)
                                                 -----------   -----------   -----------   -----------   -----------   ----------
  Change in Net Assets From Institutional
    Shares.....................................       57,122        36,396      (181,809)      204,692       276,376     (232,443)
                                                 -----------   -----------   -----------   -----------   -----------   ----------
  Corporate Trust Shares
    Proceeds from Shares Issued................                                              4,198,189     3,119,275    3,290,925
    Cost of Shares Redeemed....................                                             (3,955,073)   (2,671,779)  (3,211,341)
                                                                                           -----------   -----------   ----------
  Change in Net Assets From Corporate Trust
    Shares.....................................                                                243,116       447,496       79,584
                                                                                           -----------   -----------   ----------
  Change in Net Assets from Capital
    Transactions...............................       57,122        36,396      (181,809)      447,808       723,872     (152,859)
                                                 -----------   -----------   -----------   -----------   -----------   ----------
Change in Net Assets...........................       57,122        36,393      (181,806)      447,771       722,969     (152,751)
                                                 -----------   -----------   -----------   -----------   -----------   ----------
  Net Assets:
    Beginning of Period........................      894,653       858,260     1,040,066     2,522,468     1,799,499    1,952,250
                                                 -----------   -----------   -----------   -----------   -----------   ----------
    End of Period..............................  $   951,775   $   894,653   $   858,260   $ 2,970,239   $ 2,522,468   $1,799,499
                                                 ===========   ===========   ===========   ===========   ===========   ==========
Undistributed Net Investment Income, End of
  Period.......................................  $        --   $        --   $         3   $        75   $        75   $       (5)
                                                 ===========   ===========   ===========   ===========   ===========   ==========
Shares Transactions:
  Institutional Shares
    Issued.....................................    3,737,790     2,467,346           258     5,829,775     2,489,770    3,003,944
    Reinvested.................................       12,924         4,387            80        10,384         3,113        2,922
    Redeemed...................................   (3,693,592)   (2,435,337)         (608)   (5,635,467)   (2,216,507)  (3,239,309)
                                                 -----------   -----------   -----------   -----------   -----------   ----------
Change in Institutional Share Transactions.....       57,122        36,396          (270)      204,692       276,376     (232,443)
                                                 -----------   -----------   -----------   -----------   -----------   ----------
  Corporate Trust Shares
    Issued.....................................                                              4,198,189     3,119,275    3,290,925
    Redeemed...................................                                             (3,955,073)   (2,671,779)  (3,211,341)
                                                                                           -----------   -----------   ----------
Change in Corporate Trust Share Transactions...                                                243,116       447,496       79,584
                                                                                           -----------   -----------   ----------
Change in Share Transactions...................       57,122        36,396          (270)      447,808       723,872     (152,859)
                                                 ===========   ===========   ===========   ===========   ===========   ==========

* Commencement of operations.

Amounts designated as "--" are either $0 or have been rounded to $0.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC FUNDS Selected Data For a Share of Beneficial Interest Outstanding Throughout the Periods Indicated.

                                                                            Net
                                                                         Realized                               Distributions
                                               Net Asset                    and                    Dividends        from
                                                Value,        Net       Unrealized                  from Net      Realized
                                               Beginning   Investment    Gains on     Total From   Investment      Capital
                                               of Period     Income     Investments   Operations     Income         Gains
                                               ---------   ----------   -----------   ----------   ----------   -------------
CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY
  MARKET FUND
Institutional Shares
 Year Ended March 31, 2006                       $1.00       $0.04         $  --        $0.04        $(0.04)        $  --
 Period Ended March 31, 2005**                    1.00        0.01            --         0.01         (0.01)           --
 Year Ended May 31, 2004                          1.00        0.01            --         0.01         (0.01)           --*
 Year Ended May 31, 2003                          1.00        0.01            --         0.01         (0.01)           --
 Year Ended May 31, 2002                          1.00        0.03            --         0.03         (0.03)           --
 Year Ended May 31, 2001                          1.00        0.06            --         0.06         (0.06)           --
CLASSIC INSTITUTIONAL MUNICIPAL CASH RESERVE
  MONEY MARKET FUND
Institutional Shares
 Period Ended March 31, 2006(a)                   1.00        0.02            --         0.02         (0.02)           --
CLASSIC INSTITUTIONAL U.S. GOVERNMENT
  SECURITIES MONEY MARKET FUND
Institutional Shares
 Year Ended March 31, 2006                        1.00        0.03            --         0.03         (0.03)           --
 Period Ended March 31, 2005**                    1.00        0.01            --         0.01         (0.01)           --
 Year Ended May 31, 2004                          1.00        0.01            --         0.01         (0.01)           --
 Year Ended May 31, 2003                          1.00        0.01            --         0.01         (0.01)           --
 Year Ended May 31, 2002                          1.00        0.03            --         0.03         (0.03)           --
 Year Ended May 31, 2001                          1.00        0.06            --         0.06         (0.06)           --
CLASSIC INSTITUTIONAL U.S. TREASURY
  SECURITIES MONEY MARKET FUND
Institutional Shares
 Year Ended March 31, 2006                        1.00        0.03            --         0.03         (0.03)           --
 Period Ended March 31, 2005**                    1.00        0.01            --         0.01         (0.01)           --
 Year Ended May 31, 2004                          1.00        0.01            --         0.01         (0.01)           --*
 Year Ended May 31, 2003                          1.00        0.01            --         0.01         (0.01)           --*
 Year Ended May 31, 2002                          1.00        0.02            --         0.02         (0.02)           --
 Year Ended May 31, 2001                          1.00        0.06            --         0.06         (0.06)           --
Corporate Trust Shares
 Year Ended March 31, 2006                        1.00        0.03            --         0.03         (0.03)           --
 Period Ended March 31, 2005**                    1.00        0.01            --         0.01         (0.01)           --
 Year Ended May 31, 2004                          1.00        0.01            --         0.01         (0.01)           --*
 Year Ended May 31, 2003                          1.00        0.01            --         0.01         (0.01)           --*
 Year Ended May 31, 2002                          1.00        0.02            --         0.02         (0.02)           --
 Year Ended May 31, 2001                          1.00        0.05            --         0.05         (0.05)           --

                                                                                                 Ratio of    Ratio of
                                                                                                   Net         Net
                                                                Net                              Expenses   Investment
                                                   Total       Asset                                to      Income to
                                                 Dividends     Value,             Net Assets,    Average     Average
                                                    and        End of    Total       End of        Net         Net
                                               Distributions   Period   Return+   Period (000)   Assets++    Assets++
                                               -------------   ------   -------   ------------   --------   ----------
CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY
  MARKET FUND
Institutional Shares
 Year Ended March 31, 2006                        $(0.04)      $1.00     3.62%     $2,975,521      0.17%       3.60%
 Period Ended March 31, 2005**                     (0.01)       1.00     1.43       2,591,527      0.19        1.71
 Year Ended May 31, 2004                           (0.01)       1.00     0.86       2,368,849      0.25        0.86
 Year Ended May 31, 2003                           (0.01)       1.00     1.46       2,985,750      0.25        1.45
 Year Ended May 31, 2002                           (0.03)       1.00     2.68       3,409,606      0.25        2.61
 Year Ended May 31, 2001                           (0.06)       1.00     6.13       3,229,400      0.25        5.91
CLASSIC INSTITUTIONAL MUNICIPAL CASH RESERVE
  MONEY MARKET FUND
Institutional Shares
 Period Ended March 31, 2006(a)                    (0.02)       1.00     1.79         125,982      0.19        2.78
CLASSIC INSTITUTIONAL U.S. GOVERNMENT
  SECURITIES MONEY MARKET FUND
Institutional Shares
 Year Ended March 31, 2006                         (0.03)       1.00     3.51         951,775      0.21        3.48
 Period Ended March 31, 2005**                     (0.01)       1.00     1.36         894,653      0.25        1.63
 Year Ended May 31, 2004                           (0.01)       1.00     0.82         858,260      0.27        0.82
 Year Ended May 31, 2003                           (0.01)       1.00     1.40       1,040,066      0.26        1.39
 Year Ended May 31, 2002                           (0.03)       1.00     2.61       1,025,714      0.27        2.49
 Year Ended May 31, 2001                           (0.06)       1.00     5.98         896,189      0.26        5.72
CLASSIC INSTITUTIONAL U.S. TREASURY
  SECURITIES MONEY MARKET FUND
Institutional Shares
 Year Ended March 31, 2006                         (0.03)       1.00     3.41         901,777      0.20        3.45
 Period Ended March 31, 2005**                     (0.01)       1.00     1.31         697,095      0.25        1.62
 Year Ended May 31, 2004                           (0.01)       1.00     0.77         420,948      0.26        0.71
 Year Ended May 31, 2003                           (0.01)       1.00     1.30         653,340      0.26        1.23
 Year Ended May 31, 2002                           (0.02)       1.00     2.28         551,599      0.26        2.25
 Year Ended May 31, 2001                           (0.06)       1.00     5.74         580,227      0.27        5.44
Corporate Trust Shares
 Year Ended March 31, 2006                         (0.03)       1.00     3.17       2,068,462      0.44        3.14
 Period Ended March 31, 2005**                     (0.01)       1.00     1.14       1,825,373      0.44        1.38
 Year Ended May 31, 2004                           (0.01)       1.00     0.57       1,378,551      0.46        0.51
 Year Ended May 31, 2003                           (0.01)       1.00     1.10       1,298,910      0.46        1.05
 Year Ended May 31, 2002                           (0.02)       1.00     2.08       1,805,066      0.46        2.11
 Year Ended May 31, 2001                           (0.05)       1.00     5.53       1,303,630      0.46        5.38

                                                Ratio of Expenses
                                                   to Average
                                                   Net Assets
                                               (Excluding Waivers,
                                                 Reimbursements
                                                   and Expense
                                                    Offset)++
                                               -------------------
CLASSIC INSTITUTIONAL CASH MANAGEMENT MONEY
  MARKET FUND
Institutional Shares
 Year Ended March 31, 2006                            0.19%
 Period Ended March 31, 2005**                        0.26
 Year Ended May 31, 2004                              0.29
 Year Ended May 31, 2003                              0.29
 Year Ended May 31, 2002                              0.29
 Year Ended May 31, 2001                              0.30
CLASSIC INSTITUTIONAL MUNICIPAL CASH RESERVE
  MONEY MARKET FUND
Institutional Shares
 Period Ended March 31, 2006(a)                       0.23
CLASSIC INSTITUTIONAL U.S. GOVERNMENT
  SECURITIES MONEY MARKET FUND
Institutional Shares
 Year Ended March 31, 2006                            0.21
 Period Ended March 31, 2005**                        0.26
 Year Ended May 31, 2004                              0.29
 Year Ended May 31, 2003                              0.29
 Year Ended May 31, 2002                              0.30
 Year Ended May 31, 2001                              0.29
CLASSIC INSTITUTIONAL U.S. TREASURY
  SECURITIES MONEY MARKET FUND
Institutional Shares
 Year Ended March 31, 2006                            0.20
 Period Ended March 31, 2005**                        0.26
 Year Ended May 31, 2004                              0.29
 Year Ended May 31, 2003                              0.29
 Year Ended May 31, 2002                              0.30
 Year Ended May 31, 2001                              0.30
Corporate Trust Shares
 Year Ended March 31, 2006                            0.44
 Period Ended March 31, 2005**                        0.45
 Year Ended May 31, 2004                              0.49
 Year Ended May 31, 2003                              0.49
 Year Ended May 31, 2002                              0.50
 Year Ended May 31, 2001                              0.50

      See Notes to Financial Highlights and Notes to Financial Statements.

NOTES TO FINANCIAL HIGHLIGHTS

*   Amount less than $0.005.

** Effective June 1, 2004, these Funds adopted a change in the amortization and accretion methodology on fixed income securities. The cumulative effect of this change in methodology was immaterial to all Funds.

+   Not annualized for periods less than one year.

++  Annualized for periods less than one year.

(a) Commenced operations on August 2, 2005.

NOTES TO FINANCIAL STATEMENTS
STI CLASSIC FUNDS  March 31, 2006
1. Organization

The STI Classic Funds (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company offering 53 funds as of March 31, 2006. The Trust is authorized to issue an unlimited number of shares without par value. The financial statements presented herein are those of the Classic Institutional Cash Management Money Market Fund, the Classic Institutional Municipal Cash Reserve Money Market Fund, the Classic Institutional U.S. Government Securities Money Market Fund and the Classic Institutional U.S. Treasury Securities Money Market Fund (each a "Fund" and collectively the "Funds"). The financial statements of the remaining funds are presented separately. The Classic Institutional Cash Management Money Market Fund, Classic Institutional Municipal Cash Reserve Money Market Fund and Classic Institutional U.S. Government Securities Money Market Fund may offer Institutional Shares only. The Classic Institutional U.S. Treasury Securities Money Market Fund may offer Institutional Shares and Corporate Trust Shares. The Funds' prospectus provides a description of the Funds' investment objectives, policies and strategies.

The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. Each class of shares has identical rights and privileges except with respect to the fees paid under the Shareholder Services Plan and voting rights on matters affecting a single class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from these estimates.

     Security Valuation -- Investment securities are stated at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

     Security Transactions and Investment Income -- Security transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, security transactions are reported on trade date. Interest income is recognized on an accrual basis and includes amortization or accretion of premiums or discounts. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion or amortization of purchase discounts or premiums during the respective holding period.

     Repurchase Agreements -- The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price

STI CLASSIC FUNDS  March 31, 2006

     ("repurchase agreement"). A third party custodian bank takes possession of the underlying securities ("collateral") of a repurchase agreement, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the repurchase agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     Securities Purchased on a When-Issued Basis -- Delivery and payment for securities that have been purchased by a Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations. The purchase of securities on a when-issued basis may increase the volatility of a Fund's net asset value if the Fund makes such investments while remaining substantially fully invested. A Fund records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased.

     Compensating Balances -- If a Fund has a cash overdraft in excess of $100,000 it is required to deposit an amount equal to 110% of the overdraft in a compensating balance account with its custodian, SunTrust Bank, a wholly owned subsidiary of SunTrust Banks, Inc., on the following business day. If a Fund has a positive cash balance in excess of $100,000 it is allowed to overdraw an amount equal to 90% of the balance from SunTrust Bank on the following business day. All such deposits to, and overdrafts from, the compensating balance account are non-interest bearing and are for a duration of one business day.

     Expenses -- Expenses that are directly related to a specific Fund are charged to that Fund. Class specific expenses, such as distribution fees, if any, are borne by that class. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets or another appropriate basis.

     Classes -- Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes within a Fund on the basis of the relative daily net assets.

     Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income of each of the Funds are declared daily and paid monthly. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. However, to the extent that net realized capital gains can be offset by capital loss carryovers, such gains will not be distributed.

3. Agreements and Other Transactions with Affiliates

     Investment Advisory Agreement -- The Trust and Trusco Capital Management, Inc. (the "Investment Adviser"), a wholly owned subsidiary of SunTrust Banks, Inc., have entered into advisory agreements.

     Under revised terms of the agreements dated August 1, 2005, the Funds are charged the following annual fees, which are computed daily and paid monthly based upon average daily net assets. Breakpoints are used in computing the advisory fee. The maximum annual advisory fee is charged on average daily net assets of each Fund up to $1 billion, a discount of 5% applies on the next $1.5 billion, a discount of 10% applies on the next $2.5 billion and a discount of 20% applies on amounts over $5 billion. Fee rates paid for the period August 1, 2005 through March 31, 2006 were as follows:

                                                                    Maximum Annual   Net Annual
                                                                     Advisory Fee    Fees Paid
                                                                         (%)            (%)
                                                                    --------------   ----------
      Classic Institutional Cash Management Money Market Fund.....       0.13           0.12
      Classic Institutional Municipal Cash Reserve Money Market
        Fund......................................................       0.15           0.14
      Classic Institutional U.S. Government Securities Money
        Market Fund...............................................       0.15           0.15
      Classic Institutional U.S. Treasury Securities Money Market
        Fund......................................................       0.15           0.14

STI CLASSIC FUNDS  March 31, 2006

     Prior to August 1, 2005, the Funds that were in operation during that period paid the following annual fees which were computed daily and paid monthly based upon average daily net assets. Fee rates for the period April 1, 2005 through July 31, 2005 were as follows:

                                                                    Maximum Annual   Net Annual
                                                                     Advisory Fee    Fees Paid
                                                                         (%)            (%)
                                                                    --------------   ----------
      Classic Institutional Cash Management Money Market Fund.....       0.20           0.13
      Classic Institutional U.S. Government Securities Money
        Market Fund...............................................       0.20           0.20
      Classic Institutional U.S. Treasury Securities Money Market
        Fund......................................................       0.20           0.20

     The Investment Adviser has contractually agreed, effective August 1, 2005 until at least August 1, 2007, to waive fees and/or reimburse each Fund to the extent necessary to maintain each Fund's Total Operating Expenses, expressed as a percentage of average daily net assets, as noted below:

                                                                    Total Operating
                                                                        Expense
                                                                          (%)
                                                                    ---------------
      Classic Institutional Cash Management Money Market Fund.....       0.17
      Classic Institutional Municipal Cash Reserve Money Market
        Fund......................................................       0.20
      Classic Institutional U.S. Government Securities Money
        Market Fund...............................................       0.20
      Classic Institutional U.S. Treasury Securities Money Market
        Fund, Institutional Shares................................       0.20
      Classic Institutional U.S. Treasury Securities Money Market
        Fund, Corporate Trust Shares..............................       0.45

     Also effective August 1, 2005, the Investment Adviser may retain the difference between the Total Operating Expense and the actual total expense ratio, to recapture any of its prior waivers or reimbursements, until August 1, 2008. Such repayments shall be made monthly, but only to the extent that such repayments would not cause the annualized total expense ratio to exceed the Total Operating Expense in place at that time. As of March 31, 2006, the Classic Institutional Municipal Cash Reserve Money Market Fund had $7,286 available for repayment that may potentially be made to the Investment Adviser.

     During the period April 1, 2005 through July 31, 2005, the Investment Adviser also voluntarily waived fees in the Funds in order to maintain a more competitive expense ratio for shareholders. These voluntary waivers will not be recouped by the Investment Adviser in subsequent years.

     Administration, Fund Accounting and Transfer Agency Agreement -- The Trust and STI Classic Variable Trust are parties to a Master Services Agreement with BISYS Fund Services Ohio, Inc. (the "Administrator"), under which the Administrator provides administrative, fund accounting, transfer agent and shareholder services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and STI Classic Variable Trust) of: 0.0275% up to $25 billion, 0.0225% on the next $5 billion and 0.0175% on amounts over $30 billion plus an additional class fee of $2,593 per class annually, applicable to each additional class of shares over 145 total classes of shares.

     The Master Services Agreement provides for the Administrator to pay certain insurance premiums for the Trust and STI Classic Variable Trust, including $300,000 toward the premium for Directors and Officers Liability/Errors and Omissions insurance coverage, and $25,000 toward the premium for Fidelity Bond coverage. The Administrator has agreed, under the terms of the Master Services Agreement, to pay certain legal expenses for the benefit of the Trust and the Classic Variable Trust relating to administrative service matters. The Master Services Agreement further provides for the Administrator to waive a portion of its fees for the benefit of shareholders. Such payments and fee waivers are expected to total approximately $400,000 to $650,000 annually, and will not be recovered by the Administrator in subsequent years.

STI CLASSIC FUNDS  March 31, 2006

     Distribution Agreement -- The Trust and BISYS Fund Services Limited Partnership (the "Distributor") are parties to a Distribution Services Agreement. The Distributor will receive no fees for its distribution services under this agreement for the Institutional and Corporate Trust Shares of any Fund.

     Shareholder Servicing Agreement -- The Classic Institutional U.S. Treasury Securities Money Market Fund has adopted a Shareholder Services Plan for the Corporate Trust Shares. The Fund pays SunTrust Bank a monthly shareholder services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund's Corporate Trust Shares, computed daily and paid monthly, which may be used by SunTrust Bank to provide compensation to service providers that have agreed to provide shareholder support services for their customers who own Corporate Trust Shares of the Fund. The Fund paid SunTrust Bank at an annual rate of 0.20% from April 1, 2005 to July 31, 2005, and 0.25% from August 1, 2005 to March 31, 2006.

     Custodian Agreement -- SunTrust Bank acts as Custodian for the Funds. The Funds pay custody fees on the basis of net assets and transaction costs.

     Other -- Certain officers of the Trust are also officers of the Investment Adviser, the Administrator and/or the Distributor. Such officers receive no fees from the Trust for serving as officers of the Trust. Each of the trustees receives an annual retainer fee and an additional fee for each meeting attended. Trustees receive additional fee for attendance at committee meetings. The current fees are as follows:

                                                                    Chairman($)   Trustee($)
                                                                    -----------   ----------
      Annual Retainer.............................................    50,000        40,000
      Regular Meeting Fee.........................................     7,500         6,000
      Special Meeting Fee.........................................     3,750         3,000
      Committee Meeting Fee.......................................     4,500         2,500

     The Investment Adviser provides services to the Trust and the STI Classic Variable Trust to ensure compliance with applicable laws and regulations. In addition, the Investment Adviser has designated a dedicated compliance staff and an employee to serve as Chief Compliance Officer. The Investment Adviser received a fee totaling $120,000 for these services during the year ended March 31, 2006. The Investment Adviser has expanded the scope of its compliance services to the Trust and the STI Classic Variable Trust and, effective April 1, 2006, will receive annual fees totaling $475,000 for the fiscal year ending March 31, 2007. In addition, the Administrator provides an employee and staff to assist the Chief Compliance Officer for the Trust, including providing certain related services, and receives an annual fee of $150,000 for providing these services. The fees above are allocated across the assets of the Trust and the STI Classic Variable Trust. For the year ended March 31, 2006, the total amount paid by the Trust related to trustees and compliance services was $961,554.

     The Trust has entered into an agreement with SunTrust Robinson Humphrey, a division of SunTrust Capital Markets, Inc., which is a direct non-bank subsidiary of SunTrust Banks, Inc., to act as an agent in placing repurchase agreements for the Trust. For the year ended March 31, 2006, the following Funds paid SunTrust Robinson Humphrey, through a reduction in the yield earned by the Funds on those repurchase agreements, the following amounts (in thousands):

                                                                    Fees($)
                                                                    -------
      Classic Institutional Cash Management Money Market Fund.....     166
      Classic Institutional U.S. Government Securities Money
        Market Fund...............................................     174
      Classic Institutional U.S. Treasury Securities Money Market
        Fund......................................................   1,111

4. Federal Tax Policies and Information

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These

STI CLASSIC FUNDS  March 31, 2006

"book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

At March 31, 2006, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were different from amounts reported for financial reporting purposes in the Classic Institutional U.S. Treasury Securities Money Market Fund. These differences were generally due to losses on wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The tax character of distributions paid to shareholders during the year ended March 31, 2006 was as follows (in thousands):

                                                                   Distributions paid from
                                                              ---------------------------------       Total
                                                              Net Investment      Tax Exempt      Distributions
Fund                                                            Income($)         Income($)         Paid($)*
----                                                          --------------   ----------------   -------------
Classic Institutional Cash Management Money Market Fund.....     101,462               --            101,462
Classic Institutional Municipal Cash Reserve Money Market
  Fund......................................................          18            1,131              1,149
Classic Institutional U.S. Government Securities Money
  Market Fund...............................................      30,411               --             30,411
Classic Institutional U.S. Treasury Securities Money Market
  Fund......................................................      82,740               --             82,740

---------------

* Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid. Amounts designated as "--" are either $0 or have been rounded to $0.

The tax character of distributions paid to shareholders during the period ended March 31, 2005 was as follows (in thousands):

                                                                   Distributions paid from
                                                              ---------------------------------       Total
                                                              Net Investment    Net Long Term     Distributions
Fund                                                            Income($)      Capital Gains($)     Paid($)*
----                                                          --------------   ----------------   -------------
Classic Institutional Cash Management Money Market Fund.....      33,687               --             33,687
Classic Institutional U.S. Government Securities Money
  Market Fund...............................................      11,006               --             11,006
Classic Institutional U.S. Treasury Securities Money Market
  Fund......................................................      22,216               --             22,216

---------------

* Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid. Amounts designated as "--" are either $0 or have been rounded to $0.

The tax character of distributions paid to shareholders during the year ended May 31, 2004 was as follows (in thousands):

                                                                   Distributions paid from
                                                              ---------------------------------       Total
                                                              Net Investment    Net Long Term     Distributions
Fund                                                            Income($)      Capital Gains($)     Paid($)*
----                                                          --------------   ----------------   -------------
Classic Institutional Cash Management Money Market Fund.....      23,696               --             23,696
Classic Institutional U.S. Government Securities Money
  Market Fund...............................................       8,014               --              8,014
Classic Institutional U.S. Treasury Securities Money Market
  Fund......................................................      12,365               36             12,401

---------------

* Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid. Amounts designated as "--" are either $0 or have been rounded to $0.

As of March 31, 2006 the components of accumulated earnings (deficit) on a tax basis were as follows (in thousands):

                       Undistributed   Undistributed    Undistributed                                      Accumulated
                        Tax-Exempt       Ordinary         Long Term       Accumulated   Distributions      Capital and
                         Income($)       Income($)     Capital Gains($)   Earnings($)    Payable($)     Other Losses($)**
                       -------------   -------------   ----------------   -----------   -------------   -----------------
Classic Institutional
  Cash Management
  Money Market
  Fund...............        --            11,578              --            11,578        (11,577)            (189)
Classic Institutional
  Municipal Cash
  Reserve Money
  Market Fund........       365                 1              --               366           (366)              --

                                                 Total
                            Unrealized        Accumulated
                           Appreciation         Earnings
                       (Depreciation)($)***   (Deficit)($)
                       --------------------   ------------
Classic Institutional
  Cash Management
  Money Market
  Fund...............            --               (188)
Classic Institutional
  Municipal Cash
  Reserve Money
  Market Fund........            --                 --

NOTES TO FINANCIAL STATEMENTS (concluded)
STI CLASSIC FUNDS  March 31, 2006

                       Undistributed   Undistributed    Undistributed                                      Accumulated
                        Tax-Exempt       Ordinary         Long Term       Accumulated   Distributions      Capital and
                         Income($)       Income($)     Capital Gains($)   Earnings($)    Payable($)     Other Losses($)**
                       -------------   -------------   ----------------   -----------   -------------   -----------------
Classic Institutional
  U.S. Government
  Securities Money
  Market Fund........        --             3,165              --             3,165         (3,165)              --
Classic Institutional
  U.S. Treasury
  Securities Money
  Market Fund........        --            10,272              --            10,272        (10,197)            (273)

                                                 Total
                            Unrealized        Accumulated
                           Appreciation         Earnings
                       (Depreciation)($)***   (Deficit)($)
                       --------------------   ------------
Classic Institutional
  U.S. Government
  Securities Money
  Market Fund........            --                 --
Classic Institutional
  U.S. Treasury
  Securities Money
  Market Fund........            (5)              (203)

---------------

 ** As of the latest tax year end of March 31, 2006, the following Funds had net capital loss carryovers to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryovers are used to offset future gains, it is probable that the gains so offset will not be distributed to shareholders (in thousands):

                                                                        Expires
                                                                   -----------------
                                                                   2013($)   2014($)
                                                                   -------   -------
     Classic Institutional Cash Management Money Market Fund.....       --        26
     Classic Institutional U.S. Treasury Securities Money Market
       Fund......................................................      156       110

    Net Capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. The Classic Institutional Cash Management Money Market Fund and the Classic Institutional U.S. Treasury Securities Money Market Fund have incurred and will elect to defer $163 and $7, respectively, in thousands, in capital losses.

 *** The differences between book-basis and tax-basis unrealized appreciation
     (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount.

5. Risks

The Funds invest primarily in money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating organization, or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions or financial guaranty assurance agencies' credit quality should deteriorate, it could cause the individual security's credit quality to change. Additionally, if any of the Funds concentrate their letters of credit in any one financial institution, the risk of credit quality deterioration increases.

The Funds hold certain securities the issuer of which operates under a congressional charter. These securities (Federal Home Loan Mortgage Corporation, Federal Home Loan Bank and Federal National Mortgage Association) are neither issued nor guaranteed by the U.S. Government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit), would require congressional action.

6. Other Federal Tax Information (Unaudited)

For corporate shareholders, no portion of the total ordinary income distributions paid by the Funds during the year ended March 31, 2006 qualified for the corporate dividends received deduction. Therefore, none of the Funds paid qualified dividend income for the year ended March 31, 2006.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of STI Classic Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Classic Institutional Cash Management Money Market Fund, Classic Institutional Municipal Cash Reserve Money Market Fund, Classic Institutional U.S. Government Securities Money Market Fund, and Classic Institutional U.S. Treasury Securities Money Market Fund (four of the fifty-three funds constituting STI Classic Funds, hereafter referred to as the "Funds") at March 31, 2006, the results of each of their operations, changes in each of their net assets and the financial highlights for each of the periods indicated except as discussed below where funds were audited by other independent accountants, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended May 31, 2001 of the Funds were audited by other independent accountants who have ceased operations. Those independent accountants expressed an unqualified opinion on those financial statements in their report dated July 18, 2001.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
May 25, 2006

TRUSTEES AND OFFICERS OF THE STI CLASSIC FUNDS (UNAUDITED)
Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees." Messrs. Courts and Ridley are trustees who may be deemed to be "interested persons" of the Trust.
--------------------------------------------------------------------------------

                                                                                            NUMBER OF
                                                                                            PORTFOLIOS
                                                                                              IN THE
                                          TERM OF                                            STI FUND
                         POSITION(S)     OFFICE AND                  PRINCIPAL               COMPLEX
     NAME, ADDRESS,       HELD WITH      LENGTH OF                 OCCUPATION(S)             OVERSEEN
     DATE OF BIRTH        THE GROUP     TIME SERVED           DURING THE PAST 5 YEARS       BY TRUSTEE
------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:*
Richard W. Courts, II     Trustee      Indefinite;      Chairman, Atlantic Investment           60
3435 Stelzer Road                      since November   Company
Columbus, OH 43219                     2001
DOB 01/18/36
------------------------------------------------------------------------------------------------------
Clarence H. Ridley        Trustee      Indefinite;      Chairman, Haverty Furniture             60
3435 Stelzer Road                      since November   Companies; Partner, King and
Columbus, OH 43219                     2001             Spaulding LLP (law firm) (1977 to
DOB 06/03/42                                            2000)
------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
Thomas Gallagher          Trustee      Indefinite;      President, CEO, Genuine Parts           60
3435 Stelzer Road                      since May 2000   Company
Columbus, OH 43219
DOB 11/25/47
------------------------------------------------------------------------------------------------------
F. Wendell Gooch          Trustee      Indefinite;      Retired                                 60
3435 Stelzer Road                      since May 1992
Columbus, OH 43219
DOB 12/03/32
------------------------------------------------------------------------------------------------------
Sidney E. Harris          Trustee      Indefinite;      Professor (since 2004) and Dean         60
3435 Stelzer Road                      since November   (1997-2004), J. Mack Robinson
Columbus, OH 43219                     2004             College of Business, Georgia State
DOB 07/21/49                                            University
------------------------------------------------------------------------------------------------------
Warren Y. Jobe            Trustee      Indefinite;      Retired. EVP, Georgia Power Company     60
3435 Stelzer Road                      since November   and SVP, Southern Company
Columbus, OH 43219                     2004             (1998-2001)
DOB 11/12/40
------------------------------------------------------------------------------------------------------
Connie D. McDaniel        Trustee      Indefinite;      Vice President and Controller, The      60
3435 Stelzer Road                      since May 2005   Coca-Cola Company
Columbus, OH 43219
DOB 04/10/58
------------------------------------------------------------------------------------------------------
James O. Robbins          Trustee      Indefinite;      Retired. President, CEO, Cox            60
3435 Stelzer Road                      since May 2000   Communications, Inc. (1985-2005)
Columbus, OH 43219
DOB 07/04/42
------------------------------------------------------------------------------------------------------
Charles D. Winslow        Trustee      Indefinite;      Retired. Formerly Partner,              60
3435 Stelzer Road                      since November   Accenture (consulting)
Columbus, OH 43219                     2004
DOB 07/13/35
------------------------------------------------------------------------------------------------------


                                     OTHER
     NAME, ADDRESS,              DIRECTORSHIPS
     DATE OF BIRTH              HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:*
Richard W. Courts, II     Genuine Parts Company;
3435 Stelzer Road         Piedmont Medical Center;
Columbus, OH 43219        SunTrust Bank
DOB 01/18/36
------------------------------------------------------------------------------------------------------
Clarence H. Ridley        Crawford & Co.
3435 Stelzer Road
Columbus, OH 43219
DOB 06/03/42
------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
Thomas Gallagher          Genuine Parts Company;
3435 Stelzer Road         Oxford Industries, Inc.
Columbus, OH 43219
DOB 11/25/47
------------------------------------------------------------------------------------------------------
F. Wendell Gooch          SEI Family of Funds
3435 Stelzer Road
Columbus, OH 43219
DOB 12/03/32
------------------------------------------------------------------------------------------------------
Sidney E. Harris          ServiceMaster Company; Total
3435 Stelzer Road         System Services, Inc.;
Columbus, OH 43219        Transamerica Investors, Inc.
DOB 07/21/49              (13 Mutual Funds)
------------------------------------------------------------------------------------------------------
Warren Y. Jobe            WellPoint, Inc.; UniSource
3435 Stelzer Road         Energy Corp.; HomeBanc Corp.
Columbus, OH 43219
DOB 11/12/40
------------------------------------------------------------------------------------------------------
Connie D. McDaniel        None
3435 Stelzer Road
Columbus, OH 43219
DOB 04/10/58
------------------------------------------------------------------------------------------------------
James O. Robbins          Cox Communications; Humana,
3435 Stelzer Road         Inc.
Columbus, OH 43219
DOB 07/04/42
------------------------------------------------------------------------------------------------------
Charles D. Winslow        None
3435 Stelzer Road
Columbus, OH 43219
DOB 07/13/35
------------------------------------------------------------------------------------------------------

* Mr. Courts may be deemed an Interested Trustee because of his directorships with affiliates of the Adviser. Mr. Ridley may be deemed an Interested Trustee because of a material business relationship with the parent of the Adviser.

TRUSTEES AND OFFICERS OF THE STI CLASSIC FUNDS (UNAUDITED)

                                                       TERM OF
                              POSITION(S)            OFFICE AND
     NAME, ADDRESS,            HELD WITH              LENGTH OF                         PRINCIPAL OCCUPATION(S)
     DATE OF BIRTH             THE GROUP             TIME SERVED                        DURING THE PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
R. Jeffrey Young           President            One-year;               Senior Vice President, Relationship Management, BISYS
3435 Stelzer Road                               since July 2004         Fund Services (since 2002); Vice President, Client
Columbus, OH 43219                                                      Services, BISYS Fund Services (1997-2002)
DOB 08/22/64
--------------------------------------------------------------------------------------------------------------------------------
Deborah A. Lamb            Executive Vice       One-year;               Chief Compliance Officer and Managing Director, Trusco
50 Hurt Plaza              President,           since September 2004;   Capital Management, Inc. (since 2003); President,
Atlanta, GA 30303          Assistant            since November 2003;    Investment Industry Consultants, LLC (2000-2003)
DOB 10/02/52               Secretary; Chief     since August 2004
                           Compliance Officer   (respectively)
--------------------------------------------------------------------------------------------------------------------------------
Joel B. Engle              Treasurer, Chief     One-year;               Director, Fund Administration, BISYS Fund Services
3435 Stelzer Road          Financial Officer    since May 2006*         (since 2006); Self-employed, retail business owner
Columbus, OH 43219                                                      (2003-2006);
DOB 10/31/65                                                            Vice President, Financial Services, BISYS Fund Services
                                                                        (1998-2003)
--------------------------------------------------------------------------------------------------------------------------------
Cynthia J. Surprise        Secretary and        One-year;               Senior Counsel, Legal Services, BISYS Fund Services
3435 Stelzer Road          Chief Legal          since February 2005     (since 2004); Director and Counsel, Investors Bank &
Columbus, OH 43219         Officer                                      Trust Company (1999-2004)
DOB 07/08/46
--------------------------------------------------------------------------------------------------------------------------------
Alaina V. Metz             Assistant            One-year;               Vice President, Blue Sky Compliance, BISYS Fund Services
3435 Stelzer Road          Secretary            Since July 2004         (since 2002); Chief Administrative Officer, Blue Sky
Columbus, OH 43219                                                      Compliance, BISYS Fund Services (1995-2002)
DOB 04/07/67
--------------------------------------------------------------------------------------------------------------------------------
Jennifer English           Assistant            One-year;               Assistant Counsel, Legal Services, BISYS Fund Services
3435 Stelzer Road          Secretary            Since November 2005     (since 2005); Assistant Counsel, PFPC, Inc. (2002-2005);
Columbus, OH 43219                                                      Associate Legal Product Manager, Fidelity Investments
DOB 03/05/72                                                            (2001); Regulatory Specialist, Wellington Management
                                                                        Company, LLP (1998-2001)
--------------------------------------------------------------------------------------------------------------------------------

* Elected at the Board of Trustees meeting May 9, 2006.

The Trust's Statement of Additional Information includes additional information about the Trust's trustees and officers. To request your free copy of the Statement of Additional Information, call toll free 1-888-STI-FUND.

ADDITIONAL INFORMATION (UNAUDITED)
EXPENSE EXAMPLES

As a Fund shareholder, you incur two types of costs: (1) transaction costs; and
(2) ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2005 through March 31, 2006.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                                Beginning        Ending         Expense Paid      Expense Ratio
                                                              Account Value   Account Value    During Period*    During Period**
                                                                10/01/05         3/31/06      10/01/05-3/31/06   10/01/05-3/31/06
                                                              -------------   -------------   ----------------   ----------------
Classic Institutional Cash
  Management Money Market Fund......  Institutional Shares      $1,000.00       $1,020.49          $0.81               0.16%
Classic Institutional Municipal Cash
  Reserve Money Market Fund.........  Institutional Shares       1,000.00        1,014.06           0.95               0.19
Classic Institutional U.S.
  Government Securities Money Market
  Fund..............................  Institutional Shares       1,000.00        1,020.00           0.96               0.19
Classic Institutional U.S. Treasury
  Securities Money Market Fund......  Institutional Shares       1,000.00        1,019.53           0.96               0.19
                                      Corporate Trust            1,000.00        1,018.26           2.16               0.43
                                      Shares

---------------

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized.

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                Beginning        Ending         Expense Paid      Expense Ratio
                                                              Account Value   Account Value    During Period*    During Period**
                                                                10/01/05         3/31/06      10/01/05-3/31/06   10/01/05-3/31/06
                                                              -------------   -------------   ----------------   ----------------
Classic Institutional Cash
  Management Money Market Fund......  Institutional Shares      $1,000.00       $1,024.13          $0.81               0.16%
Classic Institutional Municipal Cash
  Reserve Money Market Fund.........  Institutional Shares       1,000.00        1,023.98           0.96               0.19

ADDITIONAL INFORMATION (UNAUDITED)

                                                                Beginning        Ending         Expense Paid      Expense Ratio
                                                              Account Value   Account Value    During Period*    During Period**
                                                                10/01/05         3/31/06      10/01/05-3/31/06   10/01/05-3/31/06
                                                              -------------   -------------   ----------------   ----------------
Classic Institutional U.S.
  Government Securities Money Market
  Fund..............................  Institutional Shares      $1,000.00       $1,023.98          $0.96               0.19%
Classic Institutional U.S. Treasury
  Securities Money Market Fund......  Institutional Shares       1,000.00        1,023.98           0.96               0.19
                                      Corporate Trust            1,000.00        1,022.79           2.17               0.43
                                      Shares

---------------

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized.

PROXY VOTING

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-STI-FUND. The information also is included in the Funds' Statement of Additional Information, which is available on the Funds' website at www.sticlassicfunds.com and on the Securities and Exchange Commission's website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Funds' website at www.sticlassicfunds.com and on the Securities and Exchange Commission's website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The Funds file a complete list of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the Securities and Exchange Commission's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330.

                      (This page intentionally left blank)

                               INVESTMENT ADVISER:
                        Trusco Capital Management, Inc.

This information must be preceded or accompanied by a current prospectus for each Fund described. An investor should consider the Fund's investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about STI Classic Funds can be found in the Fund's prospectus. For additional information, please call 1-888-STI-FUND, or visit www.sticlassicfunds.com. Please read the prospectus carefully before investing.

                                  DISTRIBUTOR:
                    BISYS Fund Services Limited Partnership

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

                               STI CLASSIC FUNDS

                                                                  STI-AIMM-0306
                                                                           5/06

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

3(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Warren Y. Jobe, who is "independent" for purposes of this Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees: the aggregate fees billed for each of the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Trust's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

                         CURRENT YEAR   PREVIOUS YEAR
                         ------------   -------------
(a) Audit Fees            $775,780       $700,260
(b) Audit-Related Fees    $109,170(1)    $ 94,500(1)
(c) Tax Fees              $      0       $      0
(d) All Other Fees        $      0       $      0

(1) Services related to security count examinations under Rule 17f-2 of the Investment Company Act.

e(1) Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust's Audit Committee Charter provides that the principal responsibilities of the Committee shall include approving audit and non-audit services an independent accounting firm provides to the Trust (and certain Trust service providers) as required by and in accordance with applicable law. The Committee is authorized to develop policies and procedures, in accordance with applicable law, that provide for the advance pre-approval of some or all audit and non-audit services. The Committee is further authorized to delegate its responsibility to pre-approve audit and non-audit services to one or more members of the Committee, in accordance with applicable law.

e(2) None of the services summarized in (b)-(d), above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g)

CURRENT YEAR   PREVIOUS YEAR
------------   -------------
$3,100,592(1)  $3,505,864(1)

(1) Non-audit services relate principally to certain technical accounting advice on financial products of the Bank; Sarbanes-Oxley 404 implementation; review of certain registration statements and regulatory filings; issuance of comfort letters; and, tax compliance services to other entities controlled by SunTrust Banks, Inc.

(h) In regards to Item 4 (g), The audit committee has considered that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively, except as discussed below, to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

In connection with its audit of the registrant's financial statements for the period ended March 31, 2006, PricewaterhouseCoopers LLP has advised management of the registrant that the registrant did not maintain effective controls over the accuracy of certain financial highlight data in the registrant's annual report. Specifically, the registrant did not maintain controls sufficient to ensure that total return data, though properly calculated from the registrant's accounting system, was accurately transferred to the financial statements. PricewaterhouseCoopers LLP's internal control report, which discusses this matter, is filed as an Exhibit to the registrant's most recent Form N-SAR.

(b) There were no significant changes in the registrants internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

(a)(2) CERTIFICATIONS PURSUANT TO RULE 30A-2(A) ARE ATTACHED HERETO.

(a)(3) NOT APPLICABLE.

(b) CERTIFICATIONS PURSUANT TO RULE 30A-2(B) ARE FURNISHED HEREWITH.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) STI Classic Funds


By (Signature and Title)* /s/ Joel B. Engle
                          ------------------------------------------------------
                          Joel B. Engle   Treasurer

Date  June 8, 2006
     --------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ R. Jeffrey Young
                          ------------------------------------------------------
                          R. Jeffrey Young   President

Date  June 8, 2006
     --------------------------------


By (Signature and Title)* /s/ Joel B. Engle
                          ------------------------------------------------------
                          Joel B. Engle   Treasurer

Date  June 8, 2006
     --------------------------------

* Print the name and title of each signing officer under his or her signature.